UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-05361

Variable Insurance Products Fund V

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts  02210

 (Address of principal executive offices)       (Zip code)

William C. Coffey, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2018

This report on Form N-CSR relates solely to the Registrant’s VIP Asset Manager Growth Portfolio, VIP Asset Manager Portfolio, VIP Bond Index Portfolio, VIP Freedom 2005 Portfolio, VIP Freedom 2010 Portfolio, VIP Freedom 2015 Portfolio, VIP Freedom 2020 Portfolio, VIP Freedom 2025 Portfolio, VIP Freedom 2030 Portfolio, VIP Freedom 2035 Portfolio, VIP Freedom 2040 Portfolio, VIP Freedom 2045 Portfolio, VIP Freedom 2050 Portfolio, VIP Freedom Income Portfolio, VIP Freedom Lifetime Income I Portfolio, VIP Freedom Lifetime Income II Portfolio, VIP Freedom Lifetime Income III Portfolio, VIP FundsManager 20% Portfolio,  VIP FundsManager 50% Portfolio, VIP FundsManager 60% Portfolio, VIP FundsManager 70% Portfolio, VIP FundsManager 85% Portfolio, VIP Investment Grade Bond Portfolio, VIP Investor Freedom 2005 Portfolio, VIP Investor Freedom 2010 Portfolio, VIP Investor Freedom 2015 Portfolio, VIP Investor Freedom 2020 Portfolio, VIP Investor Freedom 2025 Portfolio, VIP Investor Freedom 2030 Portfolio, VIP Investor Freedom Income Portfolio, VIP Strategic Income Portfolio and VIP Target Volatility Portfolio series (each, a “Fund” and collectively, the “Funds”).

Item 1.

Reports to Stockholders

Fidelity® Variable Insurance Products: Asset Manager: Growth Portfolio Annual Report December 31, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, and if your insurance carrier elects to participate, you may not be receiving paper copies of the Fund’s shareholder reports from the insurance company that offers your variable insurance product unless you specifically request paper copies from your financial professional or the administrator of your variable insurance product. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically, by contacting your financial professional or the administrator of your variable insurance product. If you own a Fidelity-administered variable insurance product, please visit fidelity.com/mailpreferences to make your election or call 1-800-343-3548.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial professional or the administrator of your variable insurance product. If you own a Fidelity-administered variable insurance product, please visit fidelity.com/mailpreferences to make your election or call 1-800-343-3548. Your election to receive reports in paper will apply to all funds available under your variable insurance product.

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2018	Past 1 year	Past 5 years	Past 10 years
Initial Class	(7.65)%	3.55%	9.33%
Service Class	(7.75)%	3.45%	9.23%
Service Class 2	(7.88)%	3.28%	9.04%
Investor Class	(7.72)%	3.47%	9.24%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Asset Manager: Growth Portfolio - Initial Class on December 31, 2008.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$24,410	VIP Asset Manager: Growth Portfolio - Initial Class
$34,303	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  The global economy remained in expansion in 2018, but growth became less synchronous and more uneven. Meanwhile, global monetary policy became a headwind, and this uncertainty spurred an increase in volatility among risk assets. This was particularly true in the latter part of the year due to several factors including China entering a growth recession, emerging late-cycle conditions in the U.S., falling commodity prices, China-U.S. trade-policy uncertainty and the U.K.’s planned “Brexit” from the European Union. Against this backdrop, U.S. equities, as measured by the S&P 500® index returned -4.38% in 2018. Sector-wise, seven of the 11 major sectors in the S&P 500® lost ground this period. Falling crude-oil prices caused energy stocks (-18%) to suffer most, while slowing global growth concerns felled the materials (-15%), industrials (-13%) and financials (-13%) sectors. Conversely, health care (+6%) led the way, followed by the utilities (+4%), information technology (+3%) and consumer discretionary (+2%) sectors. Overseas, equities suffered a pronounced, broad-based correction, returning -14.04% for the year, according to the MSCI ACWI ex USA Index. Among regions in the index, Asia-Pacific (-11%) and Japan (-13%) held up best, whereas resource-rich Canada (-17%), Europe (-14%) and emerging markets (-14%) lagged. In terms of fixed income, investment-grade bonds were roughly flat for the 12 months, according to the Bloomberg Barclays U.S. Aggregate Bond Index. Late in the year, concerns about global growth pushed Treasury yields lower and credit spreads wider. Short-term debt led most U.S. investment-grade sectors, followed by asset-backed securities and agency bonds while corporate credit produced negative returns according to Bloomberg Barclays.

Comments from Lead Portfolio Manager Geoff Stein and Co-Portfolio Manager Avishek Hazrachoudhury:  For the year, the fund’s share classes returned roughly -8%, trailing the -5.30% result of the Fidelity Asset Manager 70% Composite Index℠. The fund underperformed the Composite benchmark primarily because of weak U.S. stock selection during the final quarter of 2018. More specifically, security selection within information technology had the greatest negative impact. Picks among international developed-markets (DM) equities also notably detracted from performance, while choices in emerging-markets (EM) stocks produced moderately negative relative results. Overall, asset allocation aided performance versus the benchmark, driven by equity positioning. Underweighted exposure to international stocks fueled the fund’s positive equity allocation results, as both DM and EM lagged U.S. equities, primarily due to a strengthening U.S. dollar. Conversely, our small allocation to commodities modestly hampered our equity strategy, largely due to falling oil prices. Our fixed-income allocation strategy – underweighting cash and investment-grade bonds to help fund various out-of-benchmark positions – detracted versus the Composite benchmark and partially offset the performance benefit provided by our equity strategy. Underweighting cash in the portfolio hurt, since it was the best performer across all the asset classes we invest in. The fund's underweighting in investment-grade debt was a further dampener, primarily because some of the alternative bond sectors we invested in didn’t perform as well as expected. Looking ahead, we have a broadly neutral view toward stocks, but believe international markets – particularly EM – may offer more attractive opportunities than the U.S.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  Avishek Hazrachoudhury joined Geoff Stein as Co-Manager of the fund on April 28, 2018.

Investment Summary (Unaudited)

The information in the following tables is based on the combined investments of the Fund and its pro-rata share of the investments of Fidelity's Central Funds, other than the Commodity Strategy and Money Market Central Funds.

Top Ten Stocks as of December 31, 2018

% of fund's net assets
Apple, Inc.	1.9
Microsoft Corp.	1.9
Amazon.com, Inc.	1.1
Alphabet, Inc. Class A	1.0
UnitedHealth Group, Inc.	0.7
Roche Holding AG (participation certificate)	0.6
Becton, Dickinson & Co.	0.5
AstraZeneca PLC (United Kingdom)	0.5
Adobe, Inc.	0.5
The Boeing Co.	0.5
9.2

Top Market Sectors as of December 31, 2018

(stocks only)	% of fund's net assets
Information Technology	10.4
Financials	10.0
Health Care	8.4
Investment Companies	6.6
Consumer Discretionary	6.4
Industrials	6.2
Communication Services	4.9
Consumer Staples	4.4
Energy	3.4
Real Estate	2.6

Asset Allocation (% of fund's net assets)

As of December 31, 2018*
Stock Class and Equity Futures**	72.0%
Bonds	22.6%
Short-Term Class	5.4%

 * Foreign investments - 22.0%

 ** Includes investment in Fidelity® Commodity Strategy Central Fund of 0.7%

Asset allocations in the pie chart reflects the categorization of assets as defined in the Fund's prospectus in effect as of the time periods indicated above. Financial Statement categorizations conform to accounting standards and will differ from the pie chart. Percentages are adjusted for the effect of future contracts and swap contracts, if applicable.

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying Fidelity Central Funds, other than the Commodity Strategy and Money Market Central Funds, is available at institutional.fidelity.com.

Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.

Schedule of Investments December 31, 2018

Showing Percentage of Net Assets

U.S. Treasury Obligations - 0.1%
	Principal Amount	Value
U.S. Treasury Bills, yield at date of purchase 2.36% to 2.39% 3/21/19 to 3/28/19 (a)
(Cost $188,986)	190,000	188,980
	Shares	Value

Fixed-Income Funds - 24.5%
Fidelity Emerging Markets Debt Central Fund (b)	112,065	$1,020,915
Fidelity Floating Rate Central Fund (b)	21,235	2,090,602
Fidelity High Income Central Fund 1 (b)	43,565	3,842,872
Fidelity Inflation-Protected Bond Index Central Fund (b)	76,633	7,470,174
Fidelity International Credit Central Fund (b)	13,824	1,311,077
Fidelity VIP Investment Grade Central Fund (b)	290,037	29,673,651
iShares 20+ Year Treasury Bond ETF	27,776	3,375,062
TOTAL FIXED-INCOME FUNDS
(Cost $48,796,270)		48,784,353

Money Market Funds - 7.7%
Fidelity Cash Central Fund, 2.42% (c)	10,404,631	10,406,712
Fidelity Money Market Central Fund, 2.65% (c)	150,312	150,312
Fidelity Securities Lending Cash Central Fund 2.41% (c)(d)	4,731,520	4,731,993
TOTAL MONEY MARKET FUNDS
(Cost $15,289,015)		15,289,017

Equity Funds - 69.9%
Domestic Equity Funds - 48.5%
Fidelity Commodity Strategy Central Fund (b)	295,200	1,369,730
Fidelity Communication Services Central Fund (b)	42,869	7,214,391
Fidelity Consumer Discretionary Central Fund (b)	32,921	9,362,394
Fidelity Consumer Staples Central Fund (b)	35,385	5,886,298
Fidelity Energy Central Fund (b)	46,930	4,467,763
Fidelity Financials Central Fund (b)	198,891	17,255,789
Fidelity Health Care Central Fund (b)	36,899	14,253,091
Fidelity Industrials Central Fund (b)	37,653	8,748,390
Fidelity Information Technology Central Fund (b)	64,101	19,976,403
Fidelity Materials Central Fund (b)	13,560	2,453,816
Fidelity Real Estate Equity Central Fund (b)	8,976	872,167
Fidelity Utilities Central Fund (b)	18,910	3,217,606
iShares S&P 500 Index ETF	5,388	1,355,675

TOTAL DOMESTIC EQUITY FUNDS		96,433,513

International Equity Funds - 21.4%
Fidelity Emerging Markets Equity Central Fund (b)	33,867	6,442,240
Fidelity International Equity Central Fund (b)	356,996	24,536,329
iShares Core MSCI Emerging Markets ETF	120,059	5,660,782
iShares MSCI EAFE Index ETF	22,583	1,327,429
iShares MSCI Japan ETF (e)	92,673	4,697,594

TOTAL INTERNATIONAL EQUITY FUNDS		42,664,374

TOTAL EQUITY FUNDS
(Cost $144,916,736)		139,097,887
TOTAL INVESTMENT IN SECURITIES - 102.2%
(Cost $209,191,007)		203,360,237
NET OTHER ASSETS (LIABILITIES) - (2.2)%		(4,348,160)
NET ASSETS - 100%		$199,012,077

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
ICE E-mini MSCI Emerging Markets Index Contracts (United States)	68	March 2019	$3,287,120	$(324)	$(324)

The notional amount of futures purchased as a percentage of Net Assets is 1.7%

Security Type Abbreviations

ETF – Exchange-Traded Fund

Legend

 (a) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $188,980.

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-Q and is available upon request or at the SEC's website at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, other than the Commodity Strategy Central Fund, is available at fidelity.com and/or institutional.fidelity.com, as applicable. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

 (e) Security or a portion of the security is on loan at period end.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$86,995
Fidelity Commodity Strategy Central Fund	108,596
Fidelity Communication Services Central Fund	75,162
Fidelity Consumer Discretionary Central Fund	446,358
Fidelity Consumer Staples Central Fund	740,404
Fidelity Emerging Markets Debt Central Fund	62,450
Fidelity Emerging Markets Equity Central Fund	630,036
Fidelity Energy Central Fund	109,230
Fidelity Financials Central Fund	1,259,377
Fidelity Floating Rate Central Fund	117,938
Fidelity Health Care Central Fund	935,862
Fidelity High Income Central Fund 1	228,949
Fidelity Industrials Central Fund	596,422
Fidelity Inflation-Protected Bond Index Central Fund	216,571
Fidelity Information Technology Central Fund	4,174,076
Fidelity International Credit Central Fund	44,526
Fidelity International Equity Central Fund	2,062,054
Fidelity Materials Central Fund	258,675
Fidelity Money Market Central Fund	16,669
Fidelity Real Estate Equity Central Fund	49,895
Fidelity Securities Lending Cash Central Fund	2,736
Fidelity Utilities Central Fund	344,293
Fidelity VIP Investment Grade Central Fund	1,008,054
Total	$13,575,328

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Fiscal year to date information regarding the Fund’s investments in non-Money Market Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period	Purchases(a)	Sales Proceeds(a)	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Commodity Strategy Central Fund	$4,618,829	$1,468,400	$4,285,958	$302,455	$(733,996)	$1,369,730	0.5%
Fidelity Communication Services Central Fund	2,102,367	6,033,424	293,170	(6,221)	(622,009)	7,214,391	0.5%
Fidelity Consumer Discretionary Central Fund	11,085,370	1,578,283	2,995,088	275,100	(581,271)	9,362,394	0.5%
Fidelity Consumer Staples Central Fund	7,114,905	1,448,729	885,849	(37,093)	(1,754,394)	5,886,298	0.5%
Fidelity Emerging Markets Debt Central Fund	1,152,461	110,772	128,761	(3,021)	(110,536)	1,020,915	0.8%
Fidelity Emerging Markets Equity Central Fund	8,905,698	1,073,251	1,590,206	21,268	(1,967,771)	6,442,240	1.1%
Fidelity Energy Central Fund	6,081,328	758,347	826,501	(20,478)	(1,524,933)	4,467,763	0.5%
Fidelity Financials Central Fund	20,492,187	3,466,299	2,805,897	(62,497)	(3,834,303)	17,255,789	0.6%
Fidelity Floating Rate Central Fund	2,229,350	214,584	257,521	(2,732)	(93,079)	2,090,602	0.1%
Fidelity Health Care Central Fund	14,107,635	2,389,053	2,529,954	179,105	107,252	14,253,091	0.5%
Fidelity High Income Central Fund 1	4,328,513	1,265,183	1,400,198	118,953	(469,579)	3,842,872	0.9%
Fidelity Industrials Central Fund	10,645,928	1,919,576	1,545,207	(29,785)	(2,242,122)	8,748,390	0.5%
Fidelity Inflation-Protected Bond Index Central Fund	7,620,576	2,378,789	2,303,422	23,352	(249,121)	7,470,174	0.7%
Fidelity Information Technology Central Fund	25,074,285	8,607,233	7,899,720	(76,209)	(5,729,186)	19,976,403	0.5%
Fidelity International Credit Central Fund	--	1,443,590	93,790	(390)	(38,333)	1,311,077	0.8%
Fidelity International Equity Central Fund	35,274,088	3,446,985	7,420,731	410,524	(7,174,537)	24,536,329	1.1%
Fidelity Materials Central Fund	3,266,226	619,695	413,064	(26,745)	(992,296)	2,453,816	0.5%
Fidelity Real Estate Equity Central Fund	1,040,939	89,998	153,147	306	(105,929)	872,167	0.8%
Fidelity Utilities Central Fund	3,084,957	687,892	509,273	18,636	(64,606)	3,217,606	0.5%
Fidelity VIP Investment Grade Central Fund	39,083,985	6,947,323	15,176,037	(342,633)	(838,987)	29,673,651	0.6%
	$207,309,627	$45,947,406	$53,513,494	$741,895	$(29,019,736)	$171,465,698

 (a) Includes the value of shares purchased or redeemed through in-kind transactions, if applicable. See the Notes to Financial Statements for additional details.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
U.S. Government and Government Agency Obligations	$188,980	$--	$188,980	$--
Fixed-Income Funds	48,784,353	48,784,353	--	--
Money Market Funds	15,289,017	15,289,017	--	--
Equity Funds	139,097,887	139,097,887	--	--
Total Investments in Securities:	$203,360,237	$203,171,257	$188,980	$--
Derivative Instruments:
Liabilities
Futures Contracts	$(324)	$(324)	$--	$--
Total Liabilities	$(324)	$(324)	$--	$--
Total Derivative Instruments:	$(324)	$(324)	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of December 31, 2018. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$0	$(324)
Total Equity Risk	0	(324)
Total Value of Derivatives	$0	$(324)

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in net unrealized appreciation (depreciation).

Other Information

The information in the following tables is based on the combined investments of the Fund and its pro-rata share of the investments of Fidelity's Central Funds, other than the Commodity Strategy and Money Market Central Funds. Percentages in the below tables are adjusted for the effect of TBA Sale Commitments.

The composition of credit quality ratings as a percentage of Total Net Assets is as follows (Unaudited):

U.S. Government and U.S. Government Agency Obligations	13.4%
AAA,AA,A	1.5%
BBB	3.7%
BB	2.4%
B	1.3%
CCC,CC,C	0.4%
D	0.0%
Not Rated	0.8%
Equities	69.6%
Short-Term Investments and Net Other Assets	6.9%
100.0%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	78.0%
United Kingdom	3.0%
Japan	2.4%
Switzerland	1.7%
Canada	1.7%
Framce	1.5%
Netherlands	1.5%
Germany	1.4%
Cayman Islands	1.2%
Others (Individually Less Than 1%)	7.6%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2018
Assets
Investment in securities, at value (including securities loaned of $4,612,790) — See accompanying schedule: Unaffiliated issuers (cost $17,257,659)	$16,605,522
Fidelity Central Funds (cost $191,933,348)	186,754,715
Total Investment in Securities (cost $209,191,007)		$203,360,237
Cash		432,847
Receivable for investments sold		1,389,881
Receivable for fund shares sold		54,596
Dividends receivable		3,501
Distributions receivable from Fidelity Central Funds		19,704
Prepaid expenses		335
Other receivables		3,426
Total assets		205,264,527
Liabilities
Payable for investments purchased	$1,316,606
Payable for fund shares redeemed	39,872
Accrued management fee	91,347
Distribution and service plan fees payable	842
Payable for daily variation margin on futures contracts	11,900
Other affiliated payables	26,407
Other payables and accrued expenses	33,476
Collateral on securities loaned	4,732,000
Total liabilities		6,252,450
Net Assets		$199,012,077
Net Assets consist of:
Paid in capital		$193,904,949
Total distributable earnings (loss)		5,107,128
Net Assets		$199,012,077
Net Asset Value and Maximum Offering Price
Initial Class:
Net Asset Value, offering price and redemption price per share ($89,477,331 ÷ 5,339,208 shares)		$16.76
Service Class:
Net Asset Value, offering price and redemption price per share ($2,621,382 ÷ 157,668 shares)		$16.63
Service Class 2:
Net Asset Value, offering price and redemption price per share ($2,903,710 ÷ 175,695 shares)		$16.53
Investor Class:
Net Asset Value, offering price and redemption price per share ($104,009,654 ÷ 6,244,083 shares)		$16.66

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2018
Investment Income
Dividends		$412,344
Interest		4,413
Income from Fidelity Central Funds		4,290,522
Total income		4,707,279
Expenses
Management fee	$1,218,206
Transfer agent fees	239,077
Distribution and service plan fees	11,866
Accounting and security lending fees	111,229
Custodian fees and expenses	1,319
Independent trustees' fees and expenses	1,045
Audit	57,554
Legal	8,494
Miscellaneous	1,504
Total expenses before reductions	1,650,294
Expense reductions	(4,362)
Total expenses after reductions		1,645,932
Net investment income (loss)		3,061,347
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,024,872
Fidelity Central Funds	751,689
Futures contracts	544,025
Capital gain distributions from Fidelity Central Funds	9,284,806
Total net realized gain (loss)		11,605,392
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(2,247,049)
Fidelity Central Funds	(29,019,802)
Assets and liabilities in foreign currencies	(115)
Futures contracts	(15,747)
Total change in net unrealized appreciation (depreciation)		(31,282,713)
Net gain (loss)		(19,677,321)
Net increase (decrease) in net assets resulting from operations		$(16,615,974)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2018	Year ended December 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$3,061,347	$2,770,748
Net realized gain (loss)	11,605,392	12,409,284
Change in net unrealized appreciation (depreciation)	(31,282,713)	21,813,931
Net increase (decrease) in net assets resulting from operations	(16,615,974)	36,993,963
Distributions to shareholders	(11,946,072)	–
Distributions to shareholders from net investment income	–	(2,705,207)
Distributions to shareholders from net realized gain	–	(28,042,611)
Total distributions	(11,946,072)	(30,747,818)
Share transactions - net increase (decrease)	(2,518,429)	19,986,287
Total increase (decrease) in net assets	(31,080,475)	26,232,432
Net Assets
Beginning of period	230,092,552	203,860,120
End of period	$199,012,077	$230,092,552
Other Information
Undistributed net investment income end of period		$65,534

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

VIP Asset Manager: Growth Portfolio Initial Class

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$19.21	$18.81	$18.90	$19.15	$18.30
Income from Investment Operations
Net investment income (loss)A	.26	.25	.24	.27	.23
Net realized and unrealized gain (loss)	(1.69)	2.97	.20	(.27)	.85
Total from investment operations	(1.43)	3.22	.44	–	1.08
Distributions from net investment income	(.28)	(.24)	(.26)	(.24)	(.21)
Distributions from net realized gain	(.74)	(2.58)	(.26)	(.01)	(.02)
Total distributions	(1.02)	(2.82)	(.53)B	(.25)	(.23)
Net asset value, end of period	$16.76	$19.21	$18.81	$18.90	$19.15
Total ReturnC,D	(7.65)%	18.73%	2.52%	.03%	5.87%
Ratios to Average Net AssetsE,F
Expenses before reductions	.68%	.69%	.71%	.70%	.70%
Expenses net of fee waivers, if any	.68%	.69%	.71%	.70%	.70%
Expenses net of all reductions	.68%	.69%	.70%	.69%	.70%
Net investment income (loss)	1.40%	1.32%	1.31%	1.37%	1.19%
Supplemental Data
Net assets, end of period (000 omitted)	$89,477	$106,903	$99,882	$108,324	$122,484
Portfolio turnover rateG	32%	29%	142%	49%	38%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.53 per share is comprised of distributions from net investment income of $.263 and distributions from net realized gain of $.264 per share.

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds ranged from less than .005% to .07%.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

VIP Asset Manager: Growth Portfolio Service Class

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$19.07	$18.68	$18.79	$19.03	$18.19
Income from Investment Operations
Net investment income (loss)A	.24	.23	.22	.25	.21
Net realized and unrealized gain (loss)	(1.68)	2.96	.18	(.26)	.84
Total from investment operations	(1.44)	3.19	.40	(.01)	1.05
Distributions from net investment income	(.26)	(.22)	(.25)	(.22)	(.19)
Distributions from net realized gain	(.74)	(2.58)	(.26)	(.01)	(.02)
Total distributions	(1.00)	(2.80)	(.51)	(.23)	(.21)
Net asset value, end of period	$16.63	$19.07	$18.68	$18.79	$19.03
Total ReturnB,C	(7.75)%	18.70%	2.34%	(.03)%	5.75%
Ratios to Average Net AssetsD,E
Expenses before reductions	.78%	.79%	.81%	.80%	.80%
Expenses net of fee waivers, if any	.78%	.79%	.81%	.80%	.80%
Expenses net of all reductions	.78%	.79%	.80%	.79%	.80%
Net investment income (loss)	1.30%	1.22%	1.21%	1.27%	1.09%
Supplemental Data
Net assets, end of period (000 omitted)	$2,621	$3,018	$2,698	$2,877	$3,265
Portfolio turnover rateF	32%	29%	142%	49%	38%

 A Calculated based on average shares outstanding during the period.

 B Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds ranged from less than .005% to .07%.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

VIP Asset Manager: Growth Portfolio Service Class 2

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$18.95	$18.58	$18.70	$18.94	$18.10
Income from Investment Operations
Net investment income (loss)A	.21	.20	.19	.21	.17
Net realized and unrealized gain (loss)	(1.67)	2.94	.18	(.25)	.84
Total from investment operations	(1.46)	3.14	.37	(.04)	1.01
Distributions from net investment income	(.22)	(.20)	(.23)	(.19)	(.15)
Distributions from net realized gain	(.74)	(2.57)	(.26)	(.01)	(.02)
Total distributions	(.96)	(2.77)	(.49)	(.20)	(.17)
Net asset value, end of period	$16.53	$18.95	$18.58	$18.70	$18.94
Total ReturnB,C	(7.88)%	18.49%	2.18%	(.18)%	5.55%
Ratios to Average Net AssetsD,E
Expenses before reductions	.93%	.94%	.96%	.96%	1.01%
Expenses net of fee waivers, if any	.93%	.94%	.96%	.96%	1.01%
Expenses net of all reductions	.93%	.94%	.95%	.95%	1.00%
Net investment income (loss)	1.15%	1.07%	1.06%	1.11%	.88%
Supplemental Data
Net assets, end of period (000 omitted)	$2,904	$3,755	$3,425	$3,533	$3,573
Portfolio turnover rateF	32%	29%	142%	49%	38%

 A Calculated based on average shares outstanding during the period.

 B Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds ranged from less than .005% to .07%.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

VIP Asset Manager: Growth Portfolio Investor Class

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$19.10	$18.71	$18.82	$19.06	$18.22
Income from Investment Operations
Net investment income (loss)A	.25	.23	.22	.25	.21
Net realized and unrealized gain (loss)	(1.69)	2.97	.18	(.25)	.85
Total from investment operations	(1.44)	3.20	.40	–	1.06
Distributions from net investment income	(.26)	(.23)	(.25)	(.23)	(.20)
Distributions from net realized gain	(.74)	(2.58)	(.26)	(.01)	(.02)
Total distributions	(1.00)	(2.81)	(.51)	(.24)	(.22)
Net asset value, end of period	$16.66	$19.10	$18.71	$18.82	$19.06
Total ReturnB,C	(7.72)%	18.68%	2.35%	.01%	5.79%
Ratios to Average Net AssetsD,E
Expenses before reductions	.76%	.77%	.79%	.78%	.78%
Expenses net of fee waivers, if any	.76%	.77%	.79%	.78%	.78%
Expenses net of all reductions	.76%	.77%	.79%	.77%	.78%
Net investment income (loss)	1.32%	1.24%	1.23%	1.29%	1.11%
Supplemental Data
Net assets, end of period (000 omitted)	$104,010	$116,417	$97,855	$106,942	$86,687
Portfolio turnover rateF	32%	29%	142%	49%	38%

 A Calculated based on average shares outstanding during the period.

 B Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds ranged from less than .005% to .07%.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2018

1. Organization.

VIP Asset Manager: Growth Portfolio (the Fund) is a fund of Variable Insurance Products Fund V (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Certain Underlying Funds incurred name changes since their most recent shareholder report. The names of the Underlying Funds are those in effect at period end.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the Fund. These strategies are consistent with the investment objectives of the Fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the Fund. The following summarizes the Fund's investment in each Fidelity Central Fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Commodity Strategy Central Fund	Geode Capital Management, LLC (Geode)	Seeks to provide investment returns that correspond to the performance of the commodities market.	Investment in commodity-related investments through a wholly-owned subsidiary organized under the laws of the Cayman Islands Futures	.06%
Fidelity Equity Central Funds	FMR Co., Inc. (FMRC)	Each fund seeks capital appreciation by investing primarily in common stocks, with a concentration in a particular industry.	Foreign Securities Restricted Securities	Less than .005% to .01%
Fidelity Emerging Markets Debt Central Fund	FMRC	Seeks high total return by normally investing in debt securities of issuers in emerging markets and other debt investments that are tied economically to emerging markets.	Foreign Securities Restricted Securities	.01%
Fidelity Emerging Markets Equity Central Fund	FMRC	Seeks capital appreciation by investing primarily in equity securities of issuers in emerging markets.	Foreign Securities Futures	.07%
Fidelity International Equity Central Fund	FMRC	Seeks capital appreciation by investing primarily in non-U.S. based common stocks, including securities of issuers located in emerging markets.	Delayed Delivery & When Issued Securities Foreign Securities Futures Restricted Securities	.01%
Fidelity Floating Rate Central Fund	FMRC	Seeks a high level of income by normally investing in floating rate loans and other floating rate securities.	Loans & Direct Debt Instruments Restricted Securities	Less than .005%
Fidelity High Income Central Fund 1	FMRC	Seeks a high level of income and may also seek capital appreciation by investing primarily in debt securities, preferred stocks, and convertible securities, with an emphasis on lower-quality debt securities.	Loans & Direct Debt Instruments Restricted Securities	Less than .005%
Fidelity Inflation-Protected Bond Index Central Fund	Fidelity Investment Money Management, Inc. (FIMM)	Seeks to provide investment results that correspond to the performance of the inflation-protected United States Treasury market, and may invest in derivatives.		Less than .005%
Fidelity VIP Investment Grade Central Fund	FIMM	Seeks a high level of current income by normally investing in investment-grade debt securities and repurchase agreements.	Delayed Delivery & When Issued Securities Repurchase Agreements Restricted Securities Swaps	Less than .005%
Fidelity Real Estate Equity Central Fund	FMRC	Seeks above-average income and long-term capital growth by investing primarily in equity securities of issuers in the real estate industry.	Foreign Securities Restricted Securities	Less than .005% to .01%
Fidelity International Credit Central Fund	FMRC	Seeks a high level of current income by normally investing in debt securities of foreign issuers, including debt securities of issuers located in emerging markets. Foreign currency exposure is hedged utilizing foreign currency contracts.	Foreign Securities Futures Options Restricted Securities Swaps	.01%
Fidelity Money Market Central Funds	FIMM	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at institutional.fidelity.com. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows. Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Exchange-Traded Funds (ETFs) are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2018, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known. Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the Fidelity Central Funds. Although not included in the Fund's expenses, the Fund indirectly bears its proportionate share of the Fidelity Central Funds' expenses through the impact of these expenses on each Fidelity Central Fund's NAV.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term distributions from the Fidelity Central Funds, futures contracts, market discount, deferred trustees compensation and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$4,595,195
Gross unrealized depreciation	(9,620,121)
Net unrealized appreciation (depreciation)	$(5,024,926)
Tax Cost	$208,385,163

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$11,143,012
Net unrealized appreciation (depreciation) on securities and other investments	$(5,024,898)

The Fund intends to elect to defer to its next fiscal year $591,591 of capital losses recognized during the period November 1, 2018 to December 31, 2018.

The tax character of distributions paid was as follows:

	December 31, 2018	December 31, 2017
Ordinary Income	$5,170,450	$ 9,340,144
Long-term Capital Gains	6,775,622	21,407,674
Total	$11,946,072	$ 30,747,818

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation	Prior Line-Item Presentation
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain
Distributions to Shareholders Note to Financial Statements	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

5. Purchases and Redemptions of Underlying Fund Shares.

Purchases and redemptions of the Underlying Fund shares, including in-kind transactions, aggregated $70,522,638 and $78,225,514, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .54% of the Fund's average net assets.

The investment adviser pays a portion of the management fees received from the Fund to the Fidelity Central Funds' investment advisers, who are also affiliates, for managing the assets of the Fidelity Central Funds.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services, were as follows:

Service Class	$2,905
Service Class 2	8,961
$11,866

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class pays a fee for transfer agent services, typesetting and printing and mailing of shareholder reports, excluding mailing of proxy statements, equal to an annual rate of class-level average net assets. The annual rate for Investor Class is .15% and the annual rate for all other classes is .07%. For the period, transfer agent fees for each class were as follows:

Initial Class	$66,060
Service Class	1,879
Service Class 2	2,318
Investor Class	168,820
$239,077

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. For the period, the fees were equivalent to an annual rate of .05%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $191 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Reallocation of Underlying Fund Investments. During the period, the investment adviser reallocated portions of investments of the Fund. This involved taxable redemptions of Fidelity Consumer Discretionary Central Fund and Fidelity Information Technology Central Fund for investments, including accrued interest, with a value of $5,291,161 and a non-taxable exchange of those investments, including accrued interest, for 28,806 shares of Fidelity Communication Services Central Fund (formerly Fidelity Telecom Services Central Fund). Net realized gain of $140,418 on redemptions from Fidelity Consumer Discretionary Central Fund and Fidelity Information Technology Central Fund in connection with the reallocation is included in the Statement of Operations as "Net realized gain (loss) on Fidelity Central Funds". Fidelity Communication Services Central Fund, Fidelity Consumer Discretionary Central Fund and Fidelity Information Technology Central Fund are affiliated investment companies managed by FMR.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $624 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $2,736. During the period, there were no securities loaned to FCM.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $1,759 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $324.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $2,279.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended December 31, 2018	Year ended December 31, 2017
Distributions to shareholders
Initial Class	$5,474,519	$–
Service Class	154,464	–
Service Class 2	182,137	–
Investor Class	6,134,952	–
Total	$11,946,072	$–
From net investment income
Initial Class	$–	$1,291,934
Service Class	–	34,278
Service Class 2	–	37,438
Investor Class	–	1,341,557
Total	$–	$2,705,207
From net realized gain
Initial Class	$–	$13,574,774
Service Class	–	360,108
Service Class 2	–	472,265
Investor Class	–	13,635,464
Total	$–	$28,042,611

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2018	Year ended December 31, 2017	Year ended December 31, 2018	Year ended December 31, 2017
Initial Class
Shares sold	98,417	144,059	$1,851,440	$2,698,610
Reinvestment of distributions	310,740	833,733	5,474,519	14,866,708
Shares redeemed	(633,775)	(724,915)	(11,956,373)	(13,492,453)
Net increase (decrease)	(224,618)	252,877	$(4,630,414)	$4,072,865
Service Class
Shares sold	2,011	13,458	$36,529	$257,481
Reinvestment of distributions	8,837	22,262	154,464	394,386
Shares redeemed	(11,435)	(21,883)	(213,769)	(404,975)
Net increase (decrease)	(587)	13,837	$(22,776)	$246,892
Service Class 2
Shares sold	27,263	16,878	$509,323	$308,125
Reinvestment of distributions	10,440	29,002	182,137	509,703
Shares redeemed	(60,168)	(32,013)	(1,122,114)	(580,303)
Net increase (decrease)	(22,465)	13,867	$(430,654)	$237,525
Investor Class
Shares sold	588,689	799,928	$11,085,014	$14,686,256
Reinvestment of distributions	350,489	843,432	6,134,952	14,977,021
Shares redeemed	(789,657)	(778,009)	(14,654,551)	(14,234,272)
Net increase (decrease)	149,521	865,351	$2,565,415	$15,429,005

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 86% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund V and Shareholders of VIP Asset Manager: Growth Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of VIP Asset Manager Growth Portfolio (the "Fund"), a fund of Variable Insurance Products Fund V, including the schedule of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 19, 2019

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 260 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). She is the President of First to Four LLC (leadership and mentoring services, 2012-present). She also serves as a member of the Board of Directors and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor, and aerospace systems, 2013-present), Board of Directors and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and Board of Directors of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a Member of the Advisory Board of certain Fidelity® funds (2018), a member of the Board of Directors and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board of Directors, Chair of the Nomination and Governance Committee and member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Board of Directors of the Army Historical Foundation (2015-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present) and a member of the Board of Trustees of Florida Institute of Technology (2015-present) and ThanksUSA (military family education non-profit, 2014-present).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as interim president of Michigan State University (2018-2019), a Member of the Advisory Board of certain Fidelity® funds (2014-2016), president of the Business Roundtable (2011-2017), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007), and Chase Manhattan Bank (1975-1978).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as President Fixed Income, High Income/Emerging Market Debt and Multi Asset Class Strategies of FIAM LLC (2018-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), President, Fixed Income (2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice Chairman of FIAM LLC (investment adviser firm, 2014-2018), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-2018), President Multi-Asset Class Strategies of FMR's Global Asset Allocation Division (2017-2018), Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of certain Fidelity® funds (2008-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2018 to December 31, 2018).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period-B July 1, 2018 to December 31, 2018
Initial Class	.68%
Actual		$1,000.00	$913.00	$3.28
Hypothetical-C		$1,000.00	$1,021.78	$3.47
Service Class	.78%
Actual		$1,000.00	$912.50	$3.76
Hypothetical-C		$1,000.00	$1,021.27	$3.97
Service Class 2.93%
Actual		$1,000.00	$912.10	$4.48
Hypothetical-C		$1,000.00	$1,020.52	$4.74
Investor Class	.76%
Actual		$1,000.00	$912.80	$3.66
Hypothetical-C		$1,000.00	$1,021.37	$3.87

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The fees and expenses of the underlying Fidelity Central Funds in which the Fund invests are not included in each Class' annualized expense ratio. In addition to the expenses noted above, the Fund also indirectly bears its proportional share of the expenses of the underlying Fidelity Central Funds. Annualized expenses of the underlying non-money market Fidelity Central Funds as of their most recent fiscal half year ranged from less than .005% to .07%.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of VIP Asset Manager: Growth Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
VIP Asset Manager: Growth Portfolio
Initial Class	02/15/19	02/15/19	$0.937
Service Class	02/15/19	02/15/19	$0.937
Service Class 2	02/15/19	02/15/19	$0.937
Investor Class	02/15/19	02/15/19	$0.937

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2018, $11,143,013, or, if subsequently determined to be different, the net capital gain of such year.

A total of 3.47% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

Initial Class designates 1% and 30%; Service Class designates 1% and 31%; Service Class 2 designates 1% and 35%; and Investor Class designates 1% and 31%; of the dividends distributed in February and December, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
VIP Asset Manager: Growth Portfolio
Initial Class	12/28/18	$0.0470	$0.0090
Service Class	12/28/18	$0.0448	$0.0090
Service Class 2	12/28/18	$0.0406	$0.0090
Investor Class	12/28/18	$0.0451	$0.0090

Board Approval of Investment Advisory Contracts and Management Fees

VIP Asset Manager: Growth Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2018 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes, and converting certain voluntary expense caps to contractual caps, to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for funds that had such fees; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in April 2018.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against one or more appropriate securities market indices, including a customized blended index that reflects the respective weights of the fund's asset classes (each a "benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

VIP Asset Manager: Growth Portfolio

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2017.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Initial Class, Investor Class, and Service Class ranked below the competitive median for 2017 and the total expense ratio of Service Class 2 ranked above the competitive median for 2017. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Service Class 2 was above the competitive median because of its 12b-1 fees and that excluding 12b-1 fees of both the class and competitor classes, the total expense ratio of Service Class 2 ranked below the median. The Board noted that the fund offers multiple classes, each of which has a different 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the fund's business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of Fidelity's voluntary expense limitation agreements; (vi) the methodology with respect to competitive fund data and peer group classifications; (vii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends, and the impact of the increased use of omnibus accounts; (viii) new developments in the retail and institutional marketplaces and the competitive positioning of the funds relative to other investment products and services; (ix) the impact of recent changes to the money market fund landscape, including the full implementation of money market fund reform and rising interest rates, on Fidelity's money market funds; (x) the funds' share class structures and distribution channels; and (xi) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain classes. In addition, the Board considered its discussions with Fidelity throughout the year regarding enhanced information security initiatives and the funds' fair valuation policies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

VIPAMG-ANN-0219
1.540207.121

Fidelity® Variable Insurance Products: Investment Grade Bond Portfolio Annual Report December 31, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, and if your insurance carrier elects to participate, you may not be receiving paper copies of the Fund’s shareholder reports from the insurance company that offers your variable insurance product unless you specifically request paper copies from your financial professional or the administrator of your variable insurance product. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically, by contacting your financial professional or the administrator of your variable insurance product. If you own a Fidelity-administered variable insurance product, please visit fidelity.com/mailpreferences to make your election or call 1-800-343-3548.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial professional or the administrator of your variable insurance product. If you own a Fidelity-administered variable insurance product, please visit fidelity.com/mailpreferences to make your election or call 1-800-343-3548. Your election to receive reports in paper will apply to all funds available under your variable insurance product.

VIP Investment Grade Bond Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Fidelity® VIP Investment Grade Central Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

VIP Investment Grade Bond Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2018	Past 1 year	Past 5 years	Past 10 years
Initial Class	(0.53)%	2.70%	4.75%
Service Class	(0.63)%	2.60%	4.65%
Service Class 2	(0.79)%	2.44%	4.49%
Investor Class	(0.57)%	2.66%	4.72%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Investment Grade Bond Portfolio - Initial Class on December 31, 2008.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays U.S. Aggregate Bond Index performed over the same period.

Period Ending Values
$15,909	VIP Investment Grade Bond Portfolio - Initial Class
$14,075	Bloomberg Barclays U.S. Aggregate Bond Index

VIP Investment Grade Bond Portfolio

Management's Discussion of Fund Performance

Market Recap:  U.S. taxable investment-grade bonds roughly broke even in 2018, as the upward trend in yields early in the year reversed notably in the fourth quarter. The Bloomberg Barclays U.S. Aggregate Bond Index gained 0.01% for the year. Longer-term bond yields rose through mid-May, driven by policy-rate hikes, plans by the U.S. Federal Reserve to gradually reduce its balance sheet and tax reform that went into effect in January. Longer-term yields moderated in the summer, with spreads between shorter-term and longer-term Treasury bonds remaining tight, partly because of escalating global trade tension. Yields rose again in September and early October, amid increased inflation expectations and hints that central banks may curtail economic stimulus. Yields then declined notably and credit spreads widened in November and December due to broad market volatility, disappointing U.S. economic data, and signs of economic weakness in China and parts of Europe. Within the Bloomberg Barclays index, U.S. Treasuries (+0.86%) topped all major market segments. Conversely, investment-grade corporates (-2.51%) performed worst. Outside the index, most non-core fixed-income segments posted a negative return, while Treasury Inflation-Protected Securities (TIPS) returned -1.26%, as inflation expectations moderated near year-end.

Comments from Co-Portfolio Managers Celso Munoz and Ford O’Neil:  For the year ending December 31, 2018, the fund’s share classes posted slightly negative returns that lagged, net of fees, the 0.01% gain of the Bloomberg Barclays U.S. Aggregate Bond Index. The fund’s exposure to Treasury Inflation-Protected Securities hampered the fund’s relative return, as these bonds faltered toward year-end when inflation expectations slid amid falling energy prices and concern over the economic outlook. A stake in high-yield bonds, which accounted for about 2.7% of fund assets, on average, for the year, also cost the fund some ground. Elsewhere, owning specific government-related names tied to energy, particularly Petroleos Mexicanos (PEMEX), disappointed. In contrast, duration (interest rate) positioning helped relative performance, particularly because it was shorter than that of the benchmark throughout much of the period and, thus, held in better as interest rates rose. Positioning among investment-grade corporates also bolstered relative performance; slightly overweighting this sector contributed for the full year. Within investment-grade corporates, underweighting the corporate bonds of industrial companies particularly added value, although relative performance in this group was offset by disappointing choices among certain consumer non-cyclical (British American Tobacco and InBev) and financial names (Deutsche Bank and Royal Bank of Scotland).

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

VIP Investment Grade Bond Portfolio

Investment Summary (Unaudited)

Quality Diversification (% of fund's net assets)

As of December 31, 2018
U.S. Government and U.S. Government Agency Obligations	64.5%
AAA	0.9%
AA	0.8%
A	7.1%
BBB	21.9%
BB and Below	7.9%
Not Rated	0.5%
Short-Term Investments and Net Other Assets*	(3.6)%

 * Short-Term Investments and Net Other Assets (Liabilities) are not included in the pie chart

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes. Securities rated BB or below were rated investment grade at the time of acquisition. The information in the above tables is based on the combined investments of the Fund and its pro-rata share of investments of Fidelity's fixed-income central funds.

Asset Allocation (% of fund's net assets)

As of December 31, 2018 *,**
Corporate Bonds	33.8%
U.S. Government and U.S. Government Agency Obligations	64.5%
Asset-Backed Securities	1.0%
CMOs and Other Mortgage Related Securities	1.6%
Municipal Bonds	1.6%
Other Investments	1.1%
Short-Term Investments and Net Other Assets (Liabilities)***	(3.6)%

 * Foreign investments - 7.3%

 ** Futures and Swaps - 0.0%

 *** Short-Term Investments and Net Other Assets (Liabilities) are not included in the pie chart

The information in the above table is based on the combined investments of the Fund and its pro rata share of the investments of Fidelity's fixed-income central funds. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at institutional.fidelity.com. Fidelity VIP Investment Grade Central Fund's holdings and financial statements are included at the end of this report.

Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.

Percentages shown as 0.0% may reflect amounts less than 0.05%.

VIP Investment Grade Bond Portfolio

Schedule of Investments December 31, 2018

Showing Percentage of Net Assets

U.S. Government and Government Agency Obligations - 1.3%
	Principal Amount	Value
U.S. Treasury Inflation-Protected Obligations - 0.2%
U.S. Treasury Inflation-Indexed Bonds 1% 2/15/46	10,672,800	10,142,999
U.S. Treasury Obligations - 1.1%
U.S. Treasury Bonds:
2.75% 11/15/47	$5,817,000	$5,513,954
3.375% 11/15/48	7,124,000	7,631,004
U.S. Treasury Notes 1.625% 5/15/26	30,200,000	28,218,514

TOTAL U.S. TREASURY OBLIGATIONS		41,363,472

TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $51,213,675)		51,506,471
	Shares	Value

Fixed-Income Funds - 98.6%
Fidelity Specialized High Income Central Fund (a)	1,597,341	$150,693,137
Fidelity VIP Investment Grade Central Fund (a)(b)	35,788,580	3,661,529,582
TOTAL FIXED-INCOME FUNDS
(Cost $3,876,691,716)		3,812,222,719

Money Market Funds - 0.5%
Fidelity Cash Central Fund, 2.42% (c)
(Cost $20,060,357)	20,056,729	20,060,740
TOTAL INVESTMENT IN SECURITIES - 100.4%
(Cost $3,947,965,748)		3,883,789,930
NET OTHER ASSETS (LIABILITIES) - (0.4)%		(16,793,815)
NET ASSETS - 100%		$3,866,996,115

Legend

 (a) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-Q and is available upon request or at the SEC's website at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds is available at fidelity.com and/or institutional.fidelity.com, as applicable. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (b) Affiliated central fund that is available only to investment companies and other accounts managed by Fidelity Investments. Fidelity VIP Investment Grade Central Fund's investments and financial statements are included at the end of this report as an attachment.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$278,088
Fidelity Specialized High Income Central Fund	6,308,771
Fidelity VIP Investment Grade Central Fund	109,080,811
Total	$115,667,670

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Fiscal year to date information regarding the Fund’s investments in non-Money Market Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Specialized High Income Central Fund	$104,165,619	$56,308,757	$--	$--	$(9,781,239)	$150,693,137	19.8%
Fidelity VIP Investment Grade Central Fund	4,009,235,812	136,077,851	369,500,000	(15,781,028)	(98,503,053)	3,661,529,582	69.5%
Total	$4,113,401,431	$192,386,608	$369,500,000	$(15,781,028)	$(108,284,292)	$3,812,222,719

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
U.S. Government and Government Agency Obligations	$51,506,471	$--	$51,506,471	$--
Fixed-Income Funds	3,812,222,719	3,812,222,719	--	--
Money Market Funds	20,060,740	20,060,740	--	--
Total Investments in Securities:	$3,883,789,930	$3,832,283,459	$51,506,471	$--

See accompanying notes which are an integral part of the financial statements.

VIP Investment Grade Bond Portfolio

Financial Statements

Statement of Assets and Liabilities

		December 31, 2018
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $51,213,675)	$51,506,471
Fidelity Central Funds (cost $3,896,752,073)	3,832,283,459
Total Investment in Securities (cost $3,947,965,748)		$3,883,789,930
Receivable for investments sold		20,000,000
Receivable for fund shares sold		827,129
Interest receivable		156,015
Distributions receivable from Fidelity Central Funds		41,696
Prepaid expenses		5,938
Total assets		3,904,820,708
Liabilities
Payable for fund shares redeemed	$36,101,502
Accrued management fee	987,697
Distribution and service plan fees payable	359,252
Other affiliated payables	338,655
Other payables and accrued expenses	37,487
Total liabilities		37,824,593
Net Assets		$3,866,996,115
Net Assets consist of:
Paid in capital		$3,935,782,077
Total distributable earnings (loss)		(68,785,962)
Net Assets		$3,866,996,115
Net Asset Value and Maximum Offering Price
Initial Class:
Net Asset Value, offering price and redemption price per share ($928,285,178 ÷ 75,221,047 shares)		$12.34
Service Class:
Net Asset Value, offering price and redemption price per share ($553,442,045 ÷ 45,367,881 shares)		$12.20
Service Class 2:
Net Asset Value, offering price and redemption price per share ($1,505,565,633 ÷ 125,165,803 shares)		$12.03
Investor Class:
Net Asset Value, offering price and redemption price per share ($879,703,259 ÷ 71,571,201 shares)		$12.29

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2018
Investment Income
Interest		$1,832,591
Income from Fidelity Central Funds		115,070,997
Total income		116,903,588
Expenses
Management fee	$12,337,729
Transfer agent fees	3,072,199
Distribution and service plan fees	4,361,697
Accounting fees and expenses	1,132,651
Custodian fees and expenses	8,119
Independent trustees' fees and expenses	18,754
Registration fees	11,777
Audit	50,862
Legal	8,392
Miscellaneous	28,732
Total expenses before reductions	21,030,912
Expense reductions	(25,581)
Total expenses after reductions		21,005,331
Net investment income (loss)		95,898,257
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(1,355,321)
Fidelity Central Funds	(15,780,968)
Capital gain distributions from Fidelity Central Funds	596,673
Total net realized gain (loss)		(16,539,616)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(1,284,966)
Fidelity Central Funds	(108,284,123)
Total change in net unrealized appreciation (depreciation)		(109,569,089)
Net gain (loss)		(126,108,705)
Net increase (decrease) in net assets resulting from operations		$(30,210,448)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2018	Year ended December 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$95,898,257	$97,964,278
Net realized gain (loss)	(16,539,616)	21,605,619
Change in net unrealized appreciation (depreciation)	(109,569,089)	40,386,984
Net increase (decrease) in net assets resulting from operations	(30,210,448)	159,956,881
Distributions to shareholders	(120,424,344)	–
Distributions to shareholders from net investment income	–	(96,951,660)
Distributions to shareholders from net realized gain	–	(17,412,901)
Total distributions	(120,424,344)	(114,364,561)
Share transactions - net increase (decrease)	(184,618,601)	364,622,194
Total increase (decrease) in net assets	(335,253,393)	410,214,514
Net Assets
Beginning of period	4,202,249,508	3,792,034,994
End of period	$3,866,996,115	$4,202,249,508
Other Information
Undistributed net investment income end of period		$15,632,903

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

VIP Investment Grade Bond Portfolio Initial Class

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$12.80	$12.64	$12.37	$12.79	$12.36
Income from Investment Operations
Net investment income (loss)A	.311	.325	.344	.345	.327
Net realized and unrealized gain (loss)	(.381)	.204	.240	(.419)	.392
Total from investment operations	(.070)	.529	.584	(.074)	.719
Distributions from net investment income	(.313)	(.312)	(.308)	(.336)	(.284)
Distributions from net realized gain	(.077)	(.057)	(.006)	(.010)	(.005)
Total distributions	(.390)	(.369)	(.314)	(.346)	(.289)
Net asset value, end of period	$12.34	$12.80	$12.64	$12.37	$12.79
Total ReturnB,C	(.53)%	4.22%	4.74%	(.60)%	5.83%
Ratios to Average Net AssetsD,E
Expenses before reductions	.40%	.41%	.41%	.42%	.42%
Expenses net of fee waivers, if any	.40%	.41%	.41%	.42%	.42%
Expenses net of all reductions	.40%	.41%	.41%	.42%	.42%
Net investment income (loss)	2.49%	2.53%	2.67%	2.69%	2.56%
Supplemental Data
Net assets, end of period (000 omitted)	$928,285	$1,069,371	$1,023,875	$1,052,893	$1,081,564
Portfolio turnover rateF	8%	6%	11%	9%	7%

 A Calculated based on average shares outstanding during the period.

 B Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds were less than.005%.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

VIP Investment Grade Bond Portfolio Service Class

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$12.66	$12.50	$12.24	$12.66	$12.24
Income from Investment Operations
Net investment income (loss)A	.295	.309	.328	.329	.312
Net realized and unrealized gain (loss)	(.377)	.207	.236	(.416)	.391
Total from investment operations	(.082)	.516	.564	(.087)	.703
Distributions from net investment income	(.301)	(.299)	(.298)	(.323)	(.278)
Distributions from net realized gain	(.077)	(.057)	(.006)	(.010)	(.005)
Total distributions	(.378)	(.356)	(.304)	(.333)	(.283)
Net asset value, end of period	$12.20	$12.66	$12.50	$12.24	$12.66
Total ReturnB,C	(.63)%	4.16%	4.63%	(.71)%	5.75%
Ratios to Average Net AssetsD,E
Expenses before reductions	.50%	.51%	.51%	.52%	.52%
Expenses net of fee waivers, if any	.50%	.51%	.51%	.52%	.52%
Expenses net of all reductions	.50%	.51%	.51%	.52%	.52%
Net investment income (loss)	2.39%	2.43%	2.57%	2.60%	2.46%
Supplemental Data
Net assets, end of period (000 omitted)	$553,442	$587,652	$541,803	$520,000	$432,656
Portfolio turnover rateF	8%	6%	11%	9%	7%

 A Calculated based on average shares outstanding during the period.

 B Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds were less than .005%.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

VIP Investment Grade Bond Portfolio Service Class 2

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$12.49	$12.34	$12.09	$12.51	$12.10
Income from Investment Operations
Net investment income (loss)A	.272	.286	.304	.306	.289
Net realized and unrealized gain (loss)	(.372)	.203	.235	(.410)	.379
Total from investment operations	(.100)	.489	.539	(.104)	.668
Distributions from net investment income	(.283)	(.282)	(.283)	(.306)	(.253)
Distributions from net realized gain	(.077)	(.057)	(.006)	(.010)	(.005)
Total distributions	(.360)	(.339)	(.289)	(.316)	(.258)
Net asset value, end of period	$12.03	$12.49	$12.34	$12.09	$12.51
Total ReturnB,C	(.79)%	3.99%	4.48%	(.85)%	5.53%
Ratios to Average Net AssetsD,E
Expenses before reductions	.65%	.66%	.66%	.67%	.67%
Expenses net of fee waivers, if any	.65%	.66%	.66%	.67%	.67%
Expenses net of all reductions	.65%	.66%	.66%	.67%	.67%
Net investment income (loss)	2.24%	2.28%	2.42%	2.45%	2.31%
Supplemental Data
Net assets, end of period (000 omitted)	$1,505,566	$1,514,502	$1,310,808	$1,186,855	$1,082,467
Portfolio turnover rateF	8%	6%	11%	9%	7%

 A Calculated based on average shares outstanding during the period.

 B Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds were less than .005%.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

VIP Investment Grade Bond Portfolio Investor Class

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$12.75	$12.59	$12.32	$12.75	$12.32
Income from Investment Operations
Net investment income (loss)A	.305	.319	.338	.340	.322
Net realized and unrealized gain (loss)	(.380)	.206	.243	(.428)	.395
Total from investment operations	(.075)	.525	.581	(.088)	.717
Distributions from net investment income	(.308)	(.308)	(.305)	(.332)	(.282)
Distributions from net realized gain	(.077)	(.057)	(.006)	(.010)	(.005)
Total distributions	(.385)	(.365)	(.311)	(.342)	(.287)
Net asset value, end of period	$12.29	$12.75	$12.59	$12.32	$12.75
Total ReturnB,C	(.57)%	4.20%	4.74%	(.71)%	5.83%
Ratios to Average Net AssetsD,E
Expenses before reductions	.44%	.44%	.45%	.45%	.45%
Expenses net of fee waivers, if any	.44%	.44%	.45%	.45%	.45%
Expenses net of all reductions	.44%	.44%	.45%	.45%	.45%
Net investment income (loss)	2.46%	2.49%	2.63%	2.66%	2.53%
Supplemental Data
Net assets, end of period (000 omitted)	$879,703	$1,030,725	$915,550	$792,855	$759,351
Portfolio turnover rateF	8%	6%	11%	9%	7%

 A Calculated based on average shares outstanding during the period.

 B Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds were less than .005%.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2018

1. Organization.

VIP Investment Grade Bond Portfolio (the Fund) is a fund of Variable Insurance Products Fund V (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the Fund. These strategies are consistent with the investment objectives of the Fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the Fund. The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%. The following summarizes the Fund's investment in each non-money market Fidelity Central Fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Specialized High Income Central Fund	FMR Co., Inc. (FMRC)	Seeks a high level of current income by normally investing in income-producing debt securities, with an emphasis on lower-quality debt securities.	Loans & Direct Debt Instruments Restricted Securities	Less than .005%
Fidelity Investment Grade Bond Central Fund	FIMM	Seeks a high level of income by normally investing in investment–grade debt securities.	Delayed Delivery & When Issued Securities Repurchase Agreements Restricted Securities Swaps	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at institutional.fidelity.com. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2018 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. The principal amount on inflation-indexed securities is periodically adjusted to the rate of inflation and interest is accrued based on the principal amount. The adjustments to principal due to inflation are reflected as increases or decreases to Interest in the accompanying Statement of Operations. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, deferred trustees compensation and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$45,650,800
Gross unrealized depreciation	(58,526,559)
Net unrealized appreciation (depreciation)	$(12,875,759)
Tax Cost	$3,896,665,689

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$15,938,062
Capital loss carryforward	$(17,096,391)
Net unrealized appreciation (depreciation) on securities and other investments	$(12,875,759)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(3,656,109)
Long-term	(13,440,282)
Total no expiration	$(17,096,391)
Total capital loss carryforward	$(17,096,391)

The tax character of distributions paid was as follows:

	December 31, 2018	December 31, 2017
Ordinary Income	$95,927,460	$ 104,588,897
Long-term Capital Gains	24,496,884	9,775,664
Total	$120,424,344	$ 114,364,561

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation	Prior Line-Item Presentation
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain
Distributions to Shareholders Note to Financial Statements	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Purchases and Sales of Investments.

Purchases and sales of securities (including the Fixed-Income Central Funds), other than short-term securities and U.S. government securities, aggregated $192,386,608 and $372,785,784, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and an annualized group fee rate that averaged .11% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .31% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services, were as follows:

Service Class	$571,735
Service Class 2	3,789,962
$4,361,697

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class pays a fee for transfer agent services, typesetting and printing and mailing of shareholder reports, excluding mailing of proxy statements, equal to an annual rate of class-level average net assets. The annual rate for Investor Class is .10% and the annual rate for all other classes is .07%. For the period, transfer agent fees for each class were as follows:

Initial Class	$678,091
Service Class	388,780
Service Class 2	1,030,870
Investor Class	974,458
$3,072,199

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month. For the period, the fees were equivalent to an annual rate of .03%.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $11,251 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $312.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $25,269.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended December 31, 2018	Year ended December 31, 2017
Distributions to shareholders
Initial Class	$30,244,978	$–
Service Class	17,030,044	–
Service Class 2	44,529,426	–
Investor Class	28,619,896	–
Total	$120,424,344	$–
From net investment income
Initial Class	$–	$26,114,745
Service Class	–	13,527,204
Service Class 2	–	33,028,704
Investor Class	–	24,281,007
Total	$–	$96,951,660
From net realized gain
Initial Class	$–	$4,578,531
Service Class	–	2,473,896
Service Class 2	–	6,260,351
Investor Class	–	4,100,123
Total	$–	$17,412,901

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2018	Year ended December 31, 2017	Year ended December 31, 2018	Year ended December 31, 2017
Initial Class
Shares sold	11,083,174	15,591,595	$138,630,179	$200,373,757
Reinvestment of distributions	2,446,784	2,409,044	30,244,978	30,693,276
Shares redeemed	(21,859,101)	(15,446,704)	(272,805,561)	(198,086,545)
Net increase (decrease)	(8,329,143)	2,553,935	$(103,930,404)	$32,980,488
Service Class
Shares sold	8,812,788	10,351,533	$108,723,787	$131,529,873
Reinvestment of distributions	1,393,633	1,269,621	17,030,044	16,001,100
Shares redeemed	(11,266,987)	(8,521,274)	(139,229,053)	(108,510,224)
Net increase (decrease)	(1,060,566)	3,099,880	$(13,475,222)	$39,020,749
Service Class 2
Shares sold	16,374,257	22,778,348	$200,205,468	$284,830,875
Reinvestment of distributions	3,694,245	3,160,058	44,529,426	39,289,055
Shares redeemed	(16,197,128)	(10,848,664)	(196,947,640)	(136,111,587)
Net increase (decrease)	3,871,374	15,089,742	$47,787,254	$188,008,343
Investor Class
Shares sold	6,025,031	12,974,918	$75,215,767	$166,356,597
Reinvestment of distributions	2,324,570	2,236,066	28,619,896	28,381,130
Shares redeemed	(17,627,680)	(7,064,535)	(218,835,892)	(90,125,113)
Net increase (decrease)	(9,278,079)	8,146,449	$(115,000,229)	$104,612,614

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 22% of the total outstanding shares of the Fund and one otherwise unaffiliated shareholder was the owner of record of 28% of the total outstanding shares of the fund.

VIP Investment Grade Bond Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund V and Shareholders of VIP Investment Grade Bond Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of VIP Investment Grade Bond Portfolio (the "Fund"), a fund of Variable Insurance Products Fund V, including the schedule of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 19, 2019

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

VIP Investment Grade Bond Portfolio

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 260 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). She is the President of First to Four LLC (leadership and mentoring services, 2012-present). She also serves as a member of the Board of Directors and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor, and aerospace systems, 2013-present), Board of Directors and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and Board of Directors of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a Member of the Advisory Board of certain Fidelity® funds (2018), a member of the Board of Directors and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board of Directors, Chair of the Nomination and Governance Committee and member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Board of Directors of the Army Historical Foundation (2015-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present) and a member of the Board of Trustees of Florida Institute of Technology (2015-present) and ThanksUSA (military family education non-profit, 2014-present).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as interim president of Michigan State University (2018-2019), a Member of the Advisory Board of certain Fidelity® funds (2014-2016), president of the Business Roundtable (2011-2017), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007), and Chase Manhattan Bank (1975-1978).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as President Fixed Income, High Income/Emerging Market Debt and Multi Asset Class Strategies of FIAM LLC (2018-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), President, Fixed Income (2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice Chairman of FIAM LLC (investment adviser firm, 2014-2018), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-2018), President Multi-Asset Class Strategies of FMR's Global Asset Allocation Division (2017-2018), Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of certain Fidelity® funds (2008-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

VIP Investment Grade Bond Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2018 to December 31, 2018).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period-B July 1, 2018 to December 31, 2018
Initial Class	.40%
Actual		$1,000.00	$1,009.10	$2.03
Hypothetical-C		$1,000.00	$1,023.19	$2.04
Service Class	.50%
Actual		$1,000.00	$1,009.30	$2.53
Hypothetical-C		$1,000.00	$1,022.68	$2.55
Service Class 2.65%
Actual		$1,000.00	$1,008.20	$3.29
Hypothetical-C		$1,000.00	$1,021.93	$3.31
Investor Class	.43%
Actual		$1,000.00	$1,008.90	$2.18
Hypothetical-C		$1,000.00	$1,023.04	$2.19

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The fees and expenses of the underlying Fidelity Central Funds in which the Fund invests are not included in each Class' annualized expense ratio. In addition to the expenses noted above, the Fund also indirectly bears its proportional share of the expenses of the underlying Fidelity Central Funds. Annualized expenses of the underlying non-money market Fidelity Central Funds as of their most recent fiscal half year were less than .005%.

 C 5% return per year before expenses

VIP Investment Grade Bond Portfolio

Distributions (Unaudited)

A total of 28.78% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

Board Approval of Investment Advisory Contracts and Management Fees

VIP Investment Grade Bond Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2018 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes, and converting certain voluntary expense caps to contractual caps, to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for funds that had such fees; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the potential for incremental return versus the fund's benchmark index weighed against the risks involved in obtaining that incremental return, including the risk of diminished or negative total returns; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

VIP Investment Grade Bond Portfolio

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2017.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below the competitive median for 2017.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the fund's business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of Fidelity's voluntary expense limitation agreements; (vi) the methodology with respect to competitive fund data and peer group classifications; (vii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends, and the impact of the increased use of omnibus accounts; (viii) new developments in the retail and institutional marketplaces and the competitive positioning of the funds relative to other investment products and services; (ix) the impact of recent changes to the money market fund landscape, including the full implementation of money market fund reform and rising interest rates, on Fidelity's money market funds; (x) the funds' share class structures and distribution channels; and (xi) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain classes. In addition, the Board considered its discussions with Fidelity throughout the year regarding enhanced information security initiatives and the funds' fair valuation policies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

The following are the financial statements for the Fidelity® VIP Investment Grade Central Fund as of December 31, 2018 which is a direct investment of VIP Investment Grade Bond Portfolio.

Fidelity® VIP Investment Grade Central Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2018	Past 1 year	Past 5 years	Past 10 years
Fidelity VIP Investment Grade Central Fund	(0.01)%	3.11%	5.11%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® VIP Investment Grade Central Fund on December 31, 2008.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays U.S. Aggregate Bond Index performed over the same period.

Period Ending Values
$16,467	Fidelity VIP Investment Grade Central Fund
$14,075	Bloomberg Barclays U.S. Aggregate Bond Index

Fidelity® VIP Investment Grade Central Fund

Management's Discussion of Fund Performance

Market Recap:  U.S. taxable investment-grade bonds roughly broke even in 2018, as the upward trend in yields early in the year reversed notably in the fourth quarter. The Bloomberg Barclays U.S. Aggregate Bond Index gained 0.01% for the year. Longer-term bond yields rose through mid-May, driven by policy-rate hikes, plans by the U.S. Federal Reserve to gradually reduce its balance sheet and tax reform that went into effect in January. Longer-term yields moderated in the summer, with spreads between shorter-term and longer-term Treasury bonds remaining tight, partly because of escalating global trade tension. Yields rose again in September and early October, amid increased inflation expectations and hints that central banks may curtail economic stimulus. Yields then declined notably and credit spreads widened in November and December due to broad market volatility, disappointing U.S. economic data, and signs of economic weakness in China and parts of Europe. Within the Bloomberg Barclays index, U.S. Treasuries (+0.86%) topped all major market segments. Conversely, investment-grade corporates (-2.51%) performed worst. Outside the index, most non-core fixed-income segments posted a negative return, while Treasury Inflation-Protected Securities (TIPS) returned -1.26%, as inflation expectations moderated near year-end.

Comments from Co-Portfolio Managers Celso Munoz and Ford O’Neil:  For the annual reporting period ending December 31, 2018, the fund returned -0.01%, nearly equal to the 0.01% gain of the Bloomberg Barclays U.S. Aggregate Bond Index. The fund’s exposure to Treasury Inflation-Protected Securities hampered the fund’s relative return, as these bonds faltered toward year-end when inflation expectations slid amid falling energy prices and concerns over the economic outlook. Elsewhere, owning specific government-related names tied to energy, particularly Petroleos Mexicanos (PEMEX), disappointed. In contrast, duration (interest rate) positioning helped relative performance, particularly because it was shorter than that of the benchmark throughout much of the period and, thus, held in better as interest rates rose. Positioning among investment-grade corporates also bolstered relative performance; slightly overweighting this sector contributed for the full year. Within investment-grade corporates, underweighting the corporate bonds of industrial companies particularly added value, although relative performance in this group was offset by disappointing choices among certain consumer non-cyclical (British American Tobacco and InBev) and financial names (Deutsche Bank and Royal Bank of Scotland).

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® VIP Investment Grade Central Fund

Investment Summary (Unaudited)

Quality Diversification (% of fund's net assets)

As of December 31, 2018
U.S. Government and U.S. Government Agency Obligations	66.7%
AAA	0.9%
AA	0.8%
A	7.0%
BBB	23.4%
BB and Below	4.6%
Not Rated	0.6%
Short-Term Investments and Net Other Assets*	(4.0)%

 * Short-Term Investments and Net Other Assets (Liabilities) are not included in the pie chart

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes. Securities rated BB or below were rated investment grade at the time of acquisition.

Asset Allocation (% of fund's net assets)

As of December 31, 2018 *,**
Corporate Bonds	32.0%
U.S. Government and U.S. Government Agency Obligations	66.7%
Asset-Backed Securities	1.0%
CMOs and Other Mortgage Related Securities	1.7%
Municipal Bonds	1.7%
Other Investments	0.9%
Short-Term Investments and Net Other Assets (Liabilities)***	(4.0)%

 * Foreign investments - 7.2%

 ** Futures and Swaps - 0.0%

 *** Short-Term Investments and Net Other Assets (Liabilities) are not included in the pie chart

Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Fidelity® VIP Investment Grade Central Fund

Schedule of Investments December 31, 2018

Showing Percentage of Net Assets

Nonconvertible Bonds - 32.0%
	Principal Amount	Value
COMMUNICATION SERVICES - 2.7%
Diversified Telecommunication Services - 0.8%
AT&T, Inc.:
2.45% 6/30/20	$3,187,000	$3,145,030
3.6% 2/17/23	6,270,000	6,237,736
4.45% 4/1/24	480,000	487,932
4.5% 3/9/48	10,800,000	9,311,511
Verizon Communications, Inc.:
3.85% 11/1/42	1,190,000	1,030,575
4.522% 9/15/48	1,821,000	1,708,358
4.862% 8/21/46	3,398,000	3,343,892
5.012% 4/15/49	2,962,000	2,955,388
5.012% 8/21/54	9,569,000	9,259,617
5.5% 3/16/47	7,027,000	7,482,335
		44,962,374
Entertainment - 0.3%
AOL Time Warner, Inc. 2.95% 7/15/26	12,000,000	10,733,957
NBCUniversal, Inc.:
4.45% 1/15/43	2,012,000	1,941,914
5.95% 4/1/41	1,407,000	1,616,757
		14,292,628
Media - 1.6%
21st Century Fox America, Inc. 7.75% 12/1/45	3,169,000	4,658,415
Charter Communications Operating LLC/Charter Communications Operating Capital Corp.:
4.464% 7/23/22	5,742,000	5,796,884
4.908% 7/23/25	3,860,000	3,836,479
5.375% 5/1/47	10,672,000	9,682,435
6.484% 10/23/45	1,700,000	1,754,559
Comcast Corp.:
3.9% 3/1/38	1,072,000	993,510
3.969% 11/1/47	3,461,000	3,098,105
3.999% 11/1/49	3,964,000	3,557,283
4% 3/1/48	1,966,000	1,794,091
4.6% 8/15/45	2,841,000	2,771,808
4.65% 7/15/42	2,539,000	2,515,532
Time Warner Cable, Inc.:
4% 9/1/21	7,363,000	7,317,948
4.5% 9/15/42	556,000	447,497
5.5% 9/1/41	1,700,000	1,504,199
5.875% 11/15/40	1,500,000	1,415,363
6.55% 5/1/37	18,635,000	19,142,093
7.3% 7/1/38	3,781,000	4,102,692
8.25% 4/1/19	7,716,000	7,802,607
		82,191,500

TOTAL COMMUNICATION SERVICES		141,446,502

CONSUMER DISCRETIONARY - 0.8%
Automobiles - 0.7%
General Motors Financial Co., Inc.:
3.2% 7/13/20	10,000,000	9,874,271
3.5% 7/10/19	4,187,000	4,186,346
4.2% 3/1/21	5,411,000	5,407,458
4.25% 5/15/23	2,080,000	2,031,241
4.375% 9/25/21	15,702,000	15,765,588
		37,264,904
Diversified Consumer Services - 0.1%
Ingersoll-Rand Global Holding Co. Ltd. 4.25% 6/15/23	2,932,000	3,004,315

TOTAL CONSUMER DISCRETIONARY		40,269,219

CONSUMER STAPLES - 2.0%
Beverages - 1.0%
Anheuser-Busch InBev Finance, Inc.:
2.65% 2/1/21	4,821,000	4,738,588
3.3% 2/1/23	10,630,000	10,350,037
4.7% 2/1/36	10,065,000	9,372,452
4.9% 2/1/46	11,511,000	10,688,771
Anheuser-Busch InBev Worldwide, Inc. 4.75% 4/15/58	5,750,000	5,012,821
Molson Coors Brewing Co.:
3% 7/15/26	3,500,000	3,118,682
5% 5/1/42	13,093,000	12,338,715
		55,620,066
Food & Staples Retailing - 0.1%
Walgreens Boots Alliance, Inc.:
2.7% 11/18/19	2,460,000	2,445,995
3.3% 11/18/21	2,918,000	2,904,449
		5,350,444
Tobacco - 0.9%
Altria Group, Inc.:
3.875% 9/16/46	484,000	369,166
4% 1/31/24	2,227,000	2,188,426
4.25% 8/9/42	1,237,000	998,925
Imperial Tobacco Finance PLC:
3.75% 7/21/22 (a)	4,804,000	4,765,081
4.25% 7/21/25 (a)	15,488,000	15,240,477
Reynolds American, Inc.:
3.25% 6/12/20	939,000	933,092
4% 6/12/22	3,228,000	3,193,053
4.45% 6/12/25	2,341,000	2,258,248
5.7% 8/15/35	1,215,000	1,187,472
5.85% 8/15/45	9,320,000	8,668,470
6.15% 9/15/43	4,000,000	3,902,733
7.25% 6/15/37	2,962,000	3,235,818
		46,940,961

TOTAL CONSUMER STAPLES		107,911,471

ENERGY - 5.4%
Energy Equipment & Services - 0.2%
El Paso Pipeline Partners Operating Co. LLC 5% 10/1/21	1,517,000	1,559,719
Halliburton Co.:
3.8% 11/15/25	2,467,000	2,392,501
4.85% 11/15/35	2,154,000	2,117,083
Noble Holding International Ltd.:
7.95% 4/1/25 (b)	2,180,000	1,637,725
8.95% 4/1/45 (b)	2,104,000	1,599,040
		9,306,068
Oil, Gas & Consumable Fuels - 5.2%
Amerada Hess Corp. 7.875% 10/1/29	2,544,000	2,847,004
Anadarko Finance Co. 7.5% 5/1/31	6,883,000	8,144,811
Anadarko Petroleum Corp.:
4.85% 3/15/21	1,620,000	1,658,630
5.55% 3/15/26	3,337,000	3,496,544
6.2% 3/15/40	1,700,000	1,761,027
6.45% 9/15/36	2,922,000	3,158,758
6.6% 3/15/46	5,708,000	6,309,988
Canadian Natural Resources Ltd.:
3.8% 4/15/24	6,783,000	6,688,399
5.85% 2/1/35	2,497,000	2,656,719
Cenovus Energy, Inc.:
4.25% 4/15/27	5,557,000	5,064,137
6.75% 11/15/39	2,500,000	2,442,154
Columbia Pipeline Group, Inc.:
3.3% 6/1/20	4,379,000	4,363,291
4.5% 6/1/25	1,336,000	1,346,183
DCP Midstream LLC:
4.75% 9/30/21 (a)	3,739,000	3,692,263
5.35% 3/15/20 (a)	3,724,000	3,737,965
DCP Midstream Operating LP:
3.875% 3/15/23	1,771,000	1,660,313
5.6% 4/1/44	1,227,000	1,061,355
Duke Energy Field Services 6.45% 11/3/36 (a)	2,477,000	2,402,690
Empresa Nacional de Petroleo 4.375% 10/30/24 (a)	3,540,000	3,480,441
Enable Midstream Partners LP:
2.4% 5/15/19 (b)	1,253,000	1,245,902
3.9% 5/15/24 (b)	1,322,000	1,268,019
Enbridge Energy Partners LP:
4.2% 9/15/21	4,399,000	4,458,542
4.375% 10/15/20	3,093,000	3,128,569
Enbridge, Inc.:
4.25% 12/1/26	1,773,000	1,754,096
5.5% 12/1/46	2,046,000	2,197,740
Energy Transfer Partners LP:
4.2% 9/15/23	1,186,000	1,168,776
4.95% 6/15/28	4,048,000	3,968,577
5.8% 6/15/38	2,257,000	2,199,114
6% 6/15/48	1,470,000	1,433,222
EnLink Midstream Partners LP 2.7% 4/1/19	6,288,000	6,248,682
Enterprise Products Operating LP:
2.55% 10/15/19	863,000	858,436
3.7% 2/15/26	4,800,000	4,731,700
3.75% 2/15/25	2,900,000	2,870,641
Kinder Morgan Energy Partners LP 6.55% 9/15/40	460,000	496,970
Marathon Petroleum Corp. 5.125% 3/1/21	2,187,000	2,250,420
MPLX LP:
4.5% 7/15/23	1,975,000	1,994,657
4.8% 2/15/29	1,126,000	1,123,924
4.875% 12/1/24	2,736,000	2,784,853
5.5% 2/15/49	3,377,000	3,289,051
Nakilat, Inc. 6.067% 12/31/33 (a)	1,808,000	1,963,090
Petrobras Global Finance BV:
4.375% 5/20/23	7,020,000	6,696,167
7.25% 3/17/44	24,245,000	23,893,690
Petroleos Mexicanos:
3.5% 1/30/23	3,410,000	3,086,050
4.5% 1/23/26	6,809,000	5,869,358
4.625% 9/21/23	7,350,000	6,897,975
4.875% 1/24/22	3,398,000	3,307,953
4.875% 1/18/24	4,539,000	4,230,348
5.375% 3/13/22	2,700,000	2,644,650
5.5% 1/21/21	3,601,000	3,586,488
5.5% 6/27/44	2,492,000	1,889,385
5.625% 1/23/46	8,402,000	6,359,390
6% 3/5/20	1,034,000	1,052,871
6.35% 2/12/48	4,430,000	3,528,584
6.375% 1/23/45	4,048,000	3,258,640
6.5% 3/13/27	4,830,000	4,540,200
6.5% 1/23/29	5,560,000	5,184,700
6.5% 6/2/41	7,675,000	6,354,900
6.75% 9/21/47	12,105,000	10,009,503
8% 5/3/19	2,142,000	2,165,562
Phillips 66 Co. 4.3% 4/1/22	3,770,000	3,870,218
Phillips 66 Partners LP 2.646% 2/15/20	375,000	371,724
Plains All American Pipeline LP/PAA Finance Corp. 3.65% 6/1/22	2,155,000	2,115,528
Southwestern Energy Co. 6.2% 1/23/25 (b)	2,509,000	2,242,419
The Williams Companies, Inc.:
3.7% 1/15/23	1,208,000	1,178,416
4.55% 6/24/24	13,337,000	13,466,502
Western Gas Partners LP:
4.5% 3/1/28	2,000,000	1,870,524
4.65% 7/1/26	8,532,000	8,255,006
4.75% 8/15/28	1,155,000	1,100,113
5.375% 6/1/21	6,322,000	6,511,288
Williams Partners LP:
3.6% 3/15/22	3,522,000	3,457,838
3.9% 1/15/25	1,216,000	1,181,912
4% 11/15/21	1,605,000	1,611,176
4.3% 3/4/24	5,449,000	5,429,631
4.5% 11/15/23	1,751,000	1,760,114
		276,386,476

TOTAL ENERGY		285,692,544

FINANCIALS - 12.9%
Banks - 6.4%
Bank of America Corp.:
3.004% 12/20/23 (b)	23,800,000	23,106,384
3.3% 1/11/23	4,342,000	4,276,018
3.419% 12/20/28 (b)	18,965,000	17,716,145
3.5% 4/19/26	5,024,000	4,838,766
3.864% 7/23/24 (b)	4,370,000	4,359,319
3.95% 4/21/25	4,125,000	3,998,579
4.2% 8/26/24	6,867,000	6,810,182
4.25% 10/22/26	4,261,000	4,146,368
4.45% 3/3/26	1,517,000	1,500,950
Barclays PLC:
2.75% 11/8/19	3,581,000	3,554,945
3.25% 1/12/21	4,610,000	4,514,564
4.375% 1/12/26	6,221,000	5,909,527
5.2% 5/12/26	6,222,000	5,964,297
Citigroup, Inc.:
2.7% 10/27/22	9,998,000	9,637,069
3.875% 3/26/25	9,500,000	9,187,828
4.05% 7/30/22	1,800,000	1,808,093
4.3% 11/20/26	1,733,000	1,667,348
4.45% 9/29/27	10,000,000	9,642,433
5.5% 9/13/25	5,524,000	5,799,359
Citizens Bank NA 2.55% 5/13/21	1,560,000	1,525,746
Citizens Financial Group, Inc. 4.15% 9/28/22 (a)	4,857,000	4,881,734
Credit Suisse Group Funding Guernsey Ltd.:
2.75% 3/26/20	4,667,000	4,616,046
3.75% 3/26/25	4,660,000	4,458,020
3.8% 9/15/22	7,240,000	7,186,813
3.8% 6/9/23	8,582,000	8,420,894
4.55% 4/17/26	2,575,000	2,550,695
Discover Bank:
4.2% 8/8/23	2,849,000	2,849,478
7% 4/15/20	2,309,000	2,403,557
Fifth Third Bancorp:
2.875% 7/27/20	3,000,000	2,981,422
8.25% 3/1/38	4,319,000	5,738,031
HSBC Holdings PLC 4.25% 3/14/24	2,200,000	2,183,152
Huntington Bancshares, Inc. 7% 12/15/20	1,004,000	1,071,716
Intesa Sanpaolo SpA:
5.017% 6/26/24 (a)	4,337,000	3,933,152
5.71% 1/15/26 (a)	9,864,000	9,046,088
JPMorgan Chase & Co.:
2.95% 10/1/26	8,028,000	7,418,033
3.797% 7/23/24 (b)	5,719,000	5,728,967
3.875% 9/10/24	43,751,000	43,131,576
4.125% 12/15/26	14,080,000	13,795,322
Rabobank Nederland 4.375% 8/4/25	7,451,000	7,321,312
Regions Bank 6.45% 6/26/37	7,720,000	9,044,157
Regions Financial Corp. 3.2% 2/8/21	2,833,000	2,814,785
Royal Bank of Scotland Group PLC:
5.125% 5/28/24	20,522,000	19,896,047
6% 12/19/23	10,433,000	10,558,597
6.1% 6/10/23	11,522,000	11,703,285
6.125% 12/15/22	8,239,000	8,349,458
Synchrony Bank 3% 6/15/22	4,542,000	4,243,970
		336,290,227
Capital Markets - 4.1%
Affiliated Managers Group, Inc.:
3.5% 8/1/25	5,541,000	5,386,909
4.25% 2/15/24	4,287,000	4,373,420
Credit Suisse Group AG 3.869% 1/12/29 (a)(b)	4,020,000	3,742,034
Deutsche Bank AG 4.5% 4/1/25	10,381,000	9,111,723
Deutsche Bank AG New York Branch:
3.15% 1/22/21	6,514,000	6,295,336
3.3% 11/16/22	9,310,000	8,627,583
Goldman Sachs Group, Inc.:
2.876% 10/31/22 (b)	22,903,000	22,242,595
3.2% 2/23/23	7,150,000	6,934,844
3.691% 6/5/28 (b)	41,645,000	38,725,140
4.25% 10/21/25	2,269,000	2,173,837
6.75% 10/1/37	2,246,000	2,538,859
IntercontinentalExchange, Inc. 2.75% 12/1/20	1,628,000	1,617,483
Lazard Group LLC 4.25% 11/14/20	1,269,000	1,285,632
Moody's Corp.:
3.25% 1/15/28	2,386,000	2,259,353
4.875% 2/15/24	2,240,000	2,356,814
Morgan Stanley:
3.125% 1/23/23	26,000,000	25,380,453
3.125% 7/27/26	21,964,000	20,272,418
3.625% 1/20/27	11,000,000	10,460,000
3.7% 10/23/24	3,281,000	3,226,253
3.737% 4/24/24 (b)	5,000,000	4,961,806
4.35% 9/8/26	4,310,000	4,190,588
4.875% 11/1/22	7,751,000	7,986,931
5% 11/24/25	4,708,000	4,802,769
5.75% 1/25/21	3,512,000	3,666,326
Peachtree Corners Funding Trust 3.976% 2/15/25 (a)	5,000,000	4,852,115
UBS AG Stamford Branch 2.35% 3/26/20	1,450,000	1,435,429
UBS Group Funding Ltd. 4.125% 9/24/25 (a)	5,261,000	5,227,349
		214,133,999
Consumer Finance - 0.6%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust:
3.5% 5/26/22	1,724,000	1,671,439
4.125% 7/3/23	4,192,000	4,075,783
Capital One Financial Corp. 3.8% 1/31/28	4,476,000	4,138,988
Discover Financial Services:
3.85% 11/21/22	5,040,000	5,004,793
3.95% 11/6/24	2,847,000	2,808,909
4.1% 2/9/27	3,673,000	3,430,811
Synchrony Financial:
3% 8/15/19	1,459,000	1,449,390
3.75% 8/15/21	2,203,000	2,143,864
3.95% 12/1/27	7,201,000	6,068,679
4.25% 8/15/24	2,218,000	2,036,950
		32,829,606
Diversified Financial Services - 0.6%
AXA Equitable Holdings, Inc. 3.9% 4/20/23 (a)	1,041,000	1,028,040
Brixmor Operating Partnership LP:
3.25% 9/15/23	5,952,000	5,748,261
3.875% 8/15/22	5,542,000	5,525,477
4.125% 6/15/26	2,032,000	1,968,618
Cigna Corp.:
4.125% 11/15/25 (a)	2,350,000	2,347,780
4.375% 10/15/28 (a)	6,064,000	6,101,537
4.8% 8/15/38 (a)	3,776,000	3,744,273
4.9% 12/15/48 (a)	3,772,000	3,695,574
Voya Financial, Inc. 3.125% 7/15/24	2,851,000	2,688,144
		32,847,704
Insurance - 1.2%
AIA Group Ltd. 2.25% 3/11/19 (a)	913,000	911,312
American International Group, Inc.:
3.3% 3/1/21	2,355,000	2,346,932
3.75% 7/10/25	8,311,000	7,961,193
4.875% 6/1/22	3,597,000	3,731,799
Aon Corp. 5% 9/30/20	1,402,000	1,442,638
Liberty Mutual Group, Inc. 5% 6/1/21 (a)	4,093,000	4,203,331
Marsh & McLennan Companies, Inc. 4.8% 7/15/21	2,278,000	2,347,561
Massachusetts Mutual Life Insurance Co. 4.5% 4/15/65 (a)	5,285,000	4,934,641
MetLife, Inc. 4.75% 2/8/21	481,000	496,218
Metropolitan Life Global Funding I 3% 1/10/23 (a)	2,636,000	2,594,917
Pacific LifeCorp 5.125% 1/30/43 (a)	5,252,000	5,368,835
Prudential Financial, Inc. 7.375% 6/15/19	1,250,000	1,272,674
Teachers Insurance & Annuity Association of America 4.9% 9/15/44 (a)	5,347,000	5,551,656
TIAA Asset Management Finance LLC 4.125% 11/1/24 (a)	1,771,000	1,803,791
Unum Group:
3.875% 11/5/25	4,860,000	4,742,915
4% 3/15/24	5,930,000	5,885,489
5.625% 9/15/20	2,889,000	2,988,715
5.75% 8/15/42	7,278,000	7,261,811
		65,846,428

TOTAL FINANCIALS		681,947,964

HEALTH CARE - 2.4%
Health Care Equipment & Supplies - 0.1%
Becton, Dickinson & Co.:
2.675% 12/15/19	1,156,000	1,145,025
3.7% 6/6/27	3,370,000	3,185,922
		4,330,947
Health Care Providers & Services - 1.6%
Cigna Corp. 3.75% 7/15/23 (a)	4,859,000	4,842,519
CVS Health Corp.:
3.7% 3/9/23	2,500,000	2,473,095
4.1% 3/25/25	11,542,000	11,440,705
4.3% 3/25/28	13,403,000	13,124,051
4.78% 3/25/38	5,967,000	5,724,149
5.05% 3/25/48	8,772,000	8,543,070
Elanco Animal Health, Inc.:
3.912% 8/27/21 (a)	1,003,000	1,009,199
4.272% 8/28/23 (a)	3,166,000	3,163,123
4.9% 8/28/28 (a)	1,334,000	1,358,242
HCA Holdings, Inc.:
4.25% 10/15/19	11,265,000	11,236,838
4.75% 5/1/23	215,000	211,775
5.875% 3/15/22	260,000	266,500
6.5% 2/15/20	7,140,000	7,318,500
Medco Health Solutions, Inc. 4.125% 9/15/20	2,723,000	2,751,873
Toledo Hospital:
5.325% 11/15/28	2,109,000	2,139,314
6.015% 11/15/48	10,123,000	10,302,068
		85,905,021
Life Sciences Tools & Services - 0.0%
Thermo Fisher Scientific, Inc. 4.15% 2/1/24	1,093,000	1,107,111
Pharmaceuticals - 0.7%
Actavis Funding SCS 3.45% 3/15/22	6,868,000	6,762,625
Mylan NV:
2.5% 6/7/19	1,344,000	1,337,684
3.15% 6/15/21	5,002,000	4,898,247
3.95% 6/15/26	2,549,000	2,324,337
4.55% 4/15/28 (a)	4,000,000	3,730,266
Perrigo Finance PLC 3.5% 12/15/21	449,000	431,690
Shire Acquisitions Investments Ireland DAC 2.4% 9/23/21	9,847,000	9,521,477
Teva Pharmaceutical Finance Netherlands III BV:
2.2% 7/21/21	3,623,000	3,330,171
2.8% 7/21/23	1,463,000	1,259,924
Zoetis, Inc. 3.25% 2/1/23	1,649,000	1,621,881
		35,218,302

TOTAL HEALTH CARE		126,561,381

INDUSTRIALS - 0.5%
Airlines - 0.0%
Northwest Airlines, Inc. pass-thru trust certificates 7.027% 11/1/19	1,844,483	1,895,096
U.S. Airways pass-thru trust certificates 8.36% 1/20/19	106,247	106,247
		2,001,343
Professional Services - 0.0%
Thomson Reuters Corp. 3.85% 9/29/24	1,034,000	1,013,411
Trading Companies & Distributors - 0.5%
Air Lease Corp.:
3% 9/15/23	877,000	823,466
3.375% 6/1/21	2,523,000	2,498,832
3.75% 2/1/22	4,522,000	4,474,567
3.875% 4/1/21	3,180,000	3,183,941
3.875% 7/3/23	5,581,000	5,492,534
4.25% 9/15/24	3,565,000	3,484,457
4.75% 3/1/20	3,519,000	3,567,048
		23,524,845

TOTAL INDUSTRIALS		26,539,599

INFORMATION TECHNOLOGY - 0.0%
Electronic Equipment & Components - 0.0%
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 6.02% 6/15/26 (a)	500,000	502,488
MATERIALS - 0.5%
Chemicals - 0.1%
The Dow Chemical Co.:
4.125% 11/15/21	3,587,000	3,649,961
4.25% 11/15/20	1,196,000	1,217,058
		4,867,019
Metals & Mining - 0.4%
BHP Billiton Financial (U.S.A.) Ltd.:
6.25% 10/19/75 (a)(b)	1,921,000	1,963,396
6.75% 10/19/75 (a)(b)	4,773,000	4,963,920
Corporacion Nacional del Cobre de Chile (Codelco):
3.625% 8/1/27 (a)	1,696,000	1,615,186
4.5% 8/13/23 (a)	9,000,000	9,207,171
4.5% 8/1/47 (a)	1,720,000	1,658,527
		19,408,200

TOTAL MATERIALS		24,275,219

REAL ESTATE - 3.3%
Equity Real Estate Investment Trusts (REITs) - 2.2%
Alexandria Real Estate Equities, Inc.:
2.75% 1/15/20	879,000	872,035
4.6% 4/1/22	1,403,000	1,444,257
American Campus Communities Operating Partnership LP 3.75% 4/15/23	1,184,000	1,175,380
American Tower Corp. 2.8% 6/1/20	9,000,000	8,929,503
AvalonBay Communities, Inc. 3.625% 10/1/20	1,872,000	1,882,449
Boston Properties, Inc.:
3.85% 2/1/23	4,708,000	4,716,133
4.5% 12/1/28	3,891,000	3,980,772
Camden Property Trust:
2.95% 12/15/22	1,607,000	1,571,997
4.25% 1/15/24	3,408,000	3,475,366
Corporate Office Properties LP 5% 7/1/25	3,156,000	3,214,685
DDR Corp.:
3.625% 2/1/25	2,262,000	2,160,779
4.25% 2/1/26	1,807,000	1,773,983
4.625% 7/15/22	896,000	919,939
Duke Realty LP:
3.625% 4/15/23	2,123,000	2,121,235
3.75% 12/1/24	1,576,000	1,563,983
3.875% 10/15/22	3,512,000	3,545,563
Equity One, Inc. 3.75% 11/15/22	5,500,000	5,490,962
ERP Operating LP:
2.375% 7/1/19	2,683,000	2,674,737
4.75% 7/15/20	2,827,000	2,881,010
Lexington Corporate Properties Trust 4.4% 6/15/24	1,441,000	1,419,421
Omega Healthcare Investors, Inc.:
4.375% 8/1/23	6,023,000	6,048,004
4.5% 1/15/25	2,677,000	2,637,467
4.5% 4/1/27	16,195,000	15,647,580
4.75% 1/15/28	6,382,000	6,255,980
4.95% 4/1/24	1,354,000	1,375,931
5.25% 1/15/26	5,686,000	5,788,613
Retail Opportunity Investments Partnership LP:
4% 12/15/24	978,000	923,647
5% 12/15/23	737,000	739,931
Ventas Realty LP:
3.125% 6/15/23	1,289,000	1,256,437
3.5% 2/1/25	6,443,000	6,170,269
4% 3/1/28	2,243,000	2,175,124
4.125% 1/15/26	1,557,000	1,544,793
4.375% 2/1/45	763,000	693,754
Weingarten Realty Investors 3.375% 10/15/22	812,000	800,566
WP Carey, Inc. 4% 2/1/25	5,360,000	5,217,495
		113,089,780
Real Estate Management & Development - 1.1%
Brandywine Operating Partnership LP:
3.95% 2/15/23	5,510,000	5,479,771
3.95% 11/15/27	4,613,000	4,385,379
4.1% 10/1/24	4,251,000	4,204,661
4.55% 10/1/29	4,524,000	4,457,933
Digital Realty Trust LP:
3.4% 10/1/20	4,915,000	4,898,411
3.95% 7/1/22	3,320,000	3,339,568
4.75% 10/1/25	3,533,000	3,611,280
5.25% 3/15/21	1,953,000	2,016,637
Liberty Property LP:
3.375% 6/15/23	2,202,000	2,168,830
4.125% 6/15/22	2,007,000	2,044,779
4.4% 2/15/24	4,876,000	5,006,039
4.75% 10/1/20	4,185,000	4,268,022
Mack-Cali Realty LP:
3.15% 5/15/23	4,988,000	4,420,888
4.5% 4/18/22	1,218,000	1,175,296
Post Apartment Homes LP 3.375% 12/1/22	790,000	780,845
Tanger Properties LP:
3.125% 9/1/26	3,109,000	2,773,545
3.75% 12/1/24	2,960,000	2,870,416
3.875% 12/1/23	1,792,000	1,765,151
		59,667,451

TOTAL REAL ESTATE		172,757,231

UTILITIES - 1.5%
Electric Utilities - 1.0%
Cleco Corporate Holdings LLC 3.743% 5/1/26	2,071,000	1,976,596
Duquesne Light Holdings, Inc.:
5.9% 12/1/21 (a)	2,664,000	2,818,384
6.4% 9/15/20 (a)	7,513,000	7,833,815
Eversource Energy 2.8% 5/1/23	5,110,000	4,986,110
FirstEnergy Corp.:
4.25% 3/15/23	11,729,000	11,916,005
7.375% 11/15/31	5,897,000	7,456,309
IPALCO Enterprises, Inc.:
3.45% 7/15/20	7,767,000	7,755,866
3.7% 9/1/24	2,157,000	2,099,837
LG&E and KU Energy LLC 3.75% 11/15/20	525,000	526,927
NV Energy, Inc. 6.25% 11/15/20	1,238,000	1,300,460
TECO Finance, Inc. 5.15% 3/15/20	1,545,000	1,579,797
		50,250,106
Gas Utilities - 0.0%
Southern Natural Gas Co./Southern Natural Issuing Corp. 4.4% 6/15/21	1,182,000	1,198,799
Independent Power and Renewable Electricity Producers - 0.1%
Emera U.S. Finance LP:
2.15% 6/15/19	1,201,000	1,191,185
2.7% 6/15/21	1,182,000	1,151,455
3.55% 6/15/26	1,891,000	1,794,113
		4,136,753
Multi-Utilities - 0.4%
Dominion Resources, Inc. 3 month U.S. LIBOR + 2.300% 5.103% 9/30/66 (b)(c)	15,230,000	13,554,700
Puget Energy, Inc.:
6% 9/1/21	4,807,000	5,084,777
6.5% 12/15/20	1,534,000	1,620,293
Wisconsin Energy Corp. 3 month U.S. LIBOR + 2.113% 4.7286% 5/15/67 (b)(c)	1,426,000	1,163,488
		21,423,258

TOTAL UTILITIES		77,008,916

TOTAL NONCONVERTIBLE BONDS
(Cost $1,725,346,851)		1,684,912,534

U.S. Government and Government Agency Obligations - 37.7%
U.S. Treasury Inflation-Protected Obligations - 8.9%
U.S. Treasury Inflation-Indexed Bonds:
0.75% 2/15/45	$51,698,027	$46,347,904
0.875% 2/15/47	3,258,067	2,997,912
1% 2/15/46	13,863,967	13,175,756
1.375% 2/15/44	48,366,995	50,053,334
U.S. Treasury Inflation-Indexed Notes:
0.125% 7/15/24	59,981,926	57,536,135
0.125% 7/15/26	39,668,000	37,267,652
0.25% 1/15/25	52,522,382	50,311,246
0.375% 1/15/27	43,089,992	40,956,303
0.375% 7/15/27	83,736,930	79,494,147
0.625% 1/15/26	63,856,800	62,197,872
0.75% 7/15/28	26,697,160	26,151,140

TOTAL U.S. TREASURY INFLATION-PROTECTED OBLIGATIONS		466,489,401

U.S. Treasury Obligations - 28.8%
U.S. Treasury Bonds:
2.75% 11/15/47	5,383,000	5,102,564
3% 5/15/45 (d)	42,484,000	42,479,525
3% 5/15/47	49,138,000	49,013,716
3.375% 11/15/48	138,201,000	148,036,550
U.S. Treasury Notes:
1.125% 2/28/19	25,000,000	24,949,636
1.25% 10/31/21	204,057,000	197,234,281
1.875% 3/31/22	229,649,000	225,338,401
1.875% 7/31/22	200,804,000	196,640,217
2% 12/31/21	437,319,000	431,323,819
2.125% 7/31/24	40,638,000	39,754,825
2.125% 11/30/24	76,892,000	75,057,550
2.25% 12/31/24	41,778,000	41,051,326
2.25% 11/15/27	15,350,000	14,839,092
2.875% 8/15/28	28,500,000	28,960,999

TOTAL U.S. TREASURY OBLIGATIONS		1,519,782,501

TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $2,024,673,338)		1,986,271,902

U.S. Government Agency - Mortgage Securities - 28.9%
Fannie Mae - 13.4%
12 month U.S. LIBOR + 1.480% 4.287% 7/1/34 (b)(c)	21,472	22,227
12 month U.S. LIBOR + 1.553% 4.276% 6/1/36 (b)(c)	24,042	24,996
12 month U.S. LIBOR + 1.725% 2.586% 6/1/42 (b)(c)	212,388	220,586
12 month U.S. LIBOR + 1.728% 4.138% 11/1/36 (b)(c)	273,606	286,158
12 month U.S. LIBOR + 1.745% 3.808% 7/1/35 (b)(c)	23,549	24,628
12 month U.S. LIBOR + 1.788% 3.663% 2/1/36 (b)(c)	159,732	165,667
12 month U.S. LIBOR + 1.800% 4.547% 7/1/41 (b)(c)	180,548	190,295
12 month U.S. LIBOR + 1.818% 4.546% 7/1/41 (b)(c)	114,228	118,125
12 month U.S. LIBOR + 1.818% 4.568% 9/1/41 (b)(c)	67,702	71,359
12 month U.S. LIBOR + 1.820% 3.695% 12/1/35 (b)(c)	134,031	140,828
12 month U.S. LIBOR + 1.830% 4.662% 10/1/41 (b)(c)	69,848	73,693
12 month U.S. LIBOR + 1.900% 4.634% 7/1/37 (b)(c)	36,922	38,915
12 month U.S. LIBOR + 1.906% 4.312% 5/1/36 (b)(c)	113,068	118,642
12 month U.S. LIBOR + 1.932% 4.523% 9/1/36 (b)(c)	169,829	176,397
6 month U.S. LIBOR + 1.313% 3.882% 5/1/34 (b)(c)	150,939	152,779
6 month U.S. LIBOR + 1.383% 3.87% 9/1/33 (b)(c)	197,214	201,517
6 month U.S. LIBOR + 1.556% 4.059% 10/1/33 (b)(c)	10,135	10,416
6 month U.S. LIBOR + 1.565% 4.065% 7/1/35 (b)(c)	10,161	10,466
U.S. TREASURY 1 YEAR INDEX + 1.945% 4.24% 10/1/33 (b)(c)	282,036	293,455
U.S. TREASURY 1 YEAR INDEX + 2.208% 4.083% 3/1/35 (b)(c)	7,044	7,323
U.S. TREASURY 1 YEAR INDEX + 2.232% 3.883% 8/1/36 (b)(c)	473,920	501,071
U.S. TREASURY 1 YEAR INDEX + 2.295% 4.678% 10/1/33 (b)(c)	26,243	27,689
U.S. TREASURY 1 YEAR INDEX + 2.475% 4.47% 5/1/35 (b)(c)	51,165	54,096
2.5% 1/1/34 (e)	16,600,000	16,223,368
2.5% 1/1/43 to 4/1/47	8,311,393	7,895,135
3% 11/1/24 to 7/1/48	150,698,894	147,604,131
3.5% 12/1/23 to 11/1/48	182,600,934	183,176,281
3.5% 1/1/34 (e)	2,450,000	2,480,362
3.5% 1/1/34 (e)	2,475,000	2,505,672
3.5% 1/1/34 (e)	6,400,000	6,479,313
3.5% 1/1/34 (e)	8,500,000	8,605,337
3.5% 1/1/34 (e)	6,400,000	6,479,313
3.5% 1/1/34 (e)	4,225,000	4,277,359
3.5% 1/1/34 (e)	1,400,000	1,417,350
3.5% 1/1/34 (e)	1,775,000	1,796,997
3.5% 1/1/34 (e)	1,775,000	1,796,997
4% 11/1/31 to 12/1/48	198,908,405	203,519,855
4.5% 5/1/25 to 11/1/48	53,566,489	55,800,304
4.5% 1/1/49 (e)	10,600,000	10,973,181
4.5% 1/1/49 (e)	4,100,000	4,244,344
5% 9/1/20 to 11/1/44	16,344,643	17,303,550
5.5% 4/1/34 to 5/1/44	4,985,077	5,359,385
6% 10/1/34 to 1/1/42	12,193,660	13,475,281
6.5% 12/1/23 to 8/1/36	1,388,061	1,551,755
7% 11/1/23 to 8/1/32	348,674	382,451
7.5% 9/1/22 to 11/1/31	279,615	313,785
8% 1/1/30 to 3/1/30	1,618	1,777
8.5% 3/1/25 to 6/1/25	364	407

TOTAL FANNIE MAE		706,595,018

Freddie Mac - 6.7%
12 month U.S. LIBOR + 1.375% 3.884% 3/1/36 (b)(c)	82,752	85,268
12 month U.S. LIBOR + 1.877% 4.202% 4/1/41 (b)(c)	85,635	90,096
12 month U.S. LIBOR + 1.880% 4.63% 9/1/41 (b)(c)	82,229	86,529
12 month U.S. LIBOR + 1.910% 4.358% 5/1/41 (b)(c)	177,465	183,386
12 month U.S. LIBOR + 1.910% 4.477% 5/1/41 (b)(c)	128,260	135,169
12 month U.S. LIBOR + 1.910% 4.583% 6/1/41 (b)(c)	166,898	172,415
12 month U.S. LIBOR + 1.910% 4.66% 6/1/41 (b)(c)	88,077	90,856
12 month U.S. LIBOR + 2.077% 4.394% 3/1/33 (b)(c)	1,782	1,866
12 month U.S. LIBOR + 2.160% 5.035% 11/1/35 (b)(c)	58,216	61,003
6 month U.S. LIBOR + 1.655% 4.155% 4/1/35 (b)(c)	136,766	141,820
6 month U.S. LIBOR + 2.590% 5.09% 10/1/35 (b)(c)	35,363	37,087
U.S. TREASURY 1 YEAR INDEX + 2.249% 3.715% 1/1/35 (b)(c)	32,554	34,330
3% 6/1/31 to 1/1/47	83,736,491	81,862,638
3.5% 3/1/32 to 12/1/47 (f)	116,664,606	117,865,909
3.5% 1/1/49 (e)	6,650,000	6,645,898
3.5% 1/1/49 (e)	5,350,000	5,346,700
3.5% 1/1/49 (e)	4,000,000	3,997,533
3.5% 1/1/49 (e)	6,100,000	6,096,238
3.5% 1/1/49 (e)	8,900,000	8,894,510
4% 5/1/25 to 5/1/48	60,207,151	61,802,363
4.5% 7/1/25 to 5/1/48	34,739,269	36,236,682
4.5% 1/1/49 (e)	11,600,000	12,002,950
5% 1/1/35 to 6/1/41	3,084,321	3,279,331
5.5% 1/1/38 to 6/1/41	4,521,118	4,856,584
6% 4/1/32 to 8/1/37	710,442	786,574
7.5% 5/1/26 to 11/1/31	33,326	37,675
8% 4/1/27 to 5/1/27	2,338	2,626
8.5% 5/1/27 to 1/1/28	4,951	5,585

TOTAL FREDDIE MAC		350,839,621

Ginnie Mae - 8.8%
3% 12/20/42 to 11/20/47	94,192,045	92,939,616
3.5% 1/15/41 to 8/20/48	132,574,090	133,711,208
4% 2/15/40 to 9/20/48	63,569,872	65,361,095
4.5% 5/15/39 to 5/20/41	12,416,944	13,035,973
5% 3/15/39 to 4/15/41	1,996,255	2,117,058
6.5% 4/15/35 to 11/15/35	77,158	87,323
7% 1/15/28 to 7/15/32	874,583	986,244
7.5% 4/15/22 to 10/15/28	205,355	227,654
8% 3/15/30 to 9/15/30	13,907	16,308
8.5% 3/15/30	764	774
4.5% 1/1/49 (e)	34,600,000	35,785,379
4.5% 1/1/49 (e)	25,400,000	26,270,191
4.5% 1/1/49 (e)	28,900,000	29,890,100
4.5% 1/1/49 (e)	12,000,000	12,411,114
4.5% 2/1/49 (e)	26,100,000	26,969,702
4.5% 2/1/49 (e)	13,100,000	13,536,517
4.5% 2/1/49 (e)	12,600,000	13,019,856

TOTAL GINNIE MAE		466,366,112

TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES
(Cost $1,539,845,532)		1,523,800,751

Asset-Backed Securities - 1.0%
AASET Trust Series 2018-1A Class A, 3.844% 1/16/38 (a)	$4,408,162	$4,423,764
Blackbird Capital Aircraft Series 2016-1A:
Class A, 4.213% 12/16/41 (a)	8,650,687	8,745,810
Class AA, 2.487% 12/16/41 (a)	1,926,896	1,884,898
Castlelake Aircraft Structured Trust Series 2018-1 Class A, 4.125% 6/15/43 (a)	7,154,142	7,266,946
Countrywide Home Loans, Inc.:
Series 2003-BC1 Class B1, 1 month U.S. LIBOR + 5.250% 7.7563% 3/25/32 (b)(c)	11,075	11,214
Series 2004-7 Class AF5, 5.868% 1/25/35	159,440	159,928
DB Master Finance LLC:
Series 2015-1A Class A2II, 3.98% 2/20/45 (a)	11,743,463	11,907,166
Series 2017-1A:
Class A2I, 3.629% 11/20/47 (a)	3,525,390	3,469,727
Class A2II, 4.03% 11/20/47 (a)	5,967,720	5,738,277
First Franklin Mortgage Loan Trust Series 2004-FF2 Class M3, 1 month U.S. LIBOR + 0.825% 3.3313% 3/25/34 (b)(c)	616	572
Horizon Aircraft Finance I Ltd. Series 2018-1 Class A, 4.458% 12/15/38 (a)	3,051,000	3,109,965
New Century Home Equity Loan Trust Series 2005-4 Class M2, 1 month U.S. LIBOR + 0.510% 3.0163% 9/25/35 (b)(c)	370,361	369,669
Park Place Securities, Inc. Series 2005-WCH1 Class M4, 1 month U.S. LIBOR + 1.245% 3.7513% 1/25/36 (b)(c)	520,000	514,884
Terwin Mortgage Trust Series 2003-4HE Class A1, 1 month U.S. LIBOR + 0.860% 3.3663% 9/25/34 (b)(c)	8,753	8,339
Thunderbolt Aircraft Lease Ltd. Series 2018-A Class A, 4.147% 9/15/38 (a)	6,940,804	6,991,923
TOTAL ASSET-BACKED SECURITIES
(Cost $54,276,786)		54,603,082

Collateralized Mortgage Obligations - 0.1%
Private Sponsor - 0.0%
Bear Stearns ALT-A Trust floater Series 2005-1 Class A1, 1 month U.S. LIBOR + 0.560% 3.0663% 1/25/35 (b)(c)	78,189	77,927
Merrill Lynch Alternative Note Asset Trust floater Series 2007-OAR1 Class A1, 1 month U.S. LIBOR + 0.170% 2.4851% 2/25/37 (b)(c)	49,799	48,969
Opteum Mortgage Acceptance Corp. floater Series 2005-3 Class APT, 1 month U.S. LIBOR + 0.290% 2.7963% 7/25/35 (b)(c)	72,663	71,909
Sequoia Mortgage Trust floater Series 2004-6 Class A3B, 6 month U.S. LIBOR + 0.880% 3.3769% 7/20/34 (b)(c)	4,901	4,655

TOTAL PRIVATE SPONSOR		203,460

U.S. Government Agency - 0.1%
Fannie Mae planned amortization class:
Series 1999-54 Class PH, 6.5% 11/18/29	213,303	220,823
Series 1999-57 Class PH, 6.5% 12/25/29	243,397	268,661
Ginnie Mae guaranteed REMIC pass-thru certificates:
sequential payer Series 2013-H06 Class HA, 1.65% 1/20/63 (g)	2,590,749	2,557,856
Series 2007-35 Class SC, 40.200% - 1 month U.S. LIBOR 25.4692% 6/16/37 (b)(h)	25,167	41,283
Series 2015-H21 Class JA, 2.5% 6/20/65 (g)	2,637,623	2,621,895

TOTAL U.S. GOVERNMENT AGENCY		5,710,518

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $5,864,034)		5,913,978

Commercial Mortgage Securities - 1.7%
Benchmark Mortgage Trust Series 2018-B8 Class A5, 4.2317% 1/15/52	10,296,000	10,716,185
BX Trust floater:
Series 2018-EXCL Class D, 1 month U.S. LIBOR + 2.625% 5.0801% 9/15/37 (a)(b)(c)	1,975,000	1,946,265
Series 2018-IND Class F, 1 month U.S. LIBOR + 1.800% 4.2551% 11/15/35 (a)(b)(c)	2,921,640	2,872,479
CGBAM Commercial Mortgage Trust Series 2015-SMRT Class D, 3.768% 4/10/28 (a)	2,236,000	2,235,663
Citigroup Commercial Mortgage Trust Series 2018-C6 Class A4, 4.412% 11/10/51	3,364,000	3,564,153
Credit Suisse Mortgage Trust Series 2018-SITE:
Class A, 4.284% 4/15/36 (a)	3,682,000	3,796,484
Class B, 4.5349% 4/15/36 (a)	660,000	680,595
Class C, 4.782% 4/15/36 (a)	760,000	777,090
Class D, 4.782% 4/15/36 (a)	1,519,000	1,517,727
CSAIL Commercial Mtg Trust Series 2018-C14 Class A4 4.4216% 11/15/51	2,763,000	2,908,800
GAHR Commercial Mortgage Trust Series 2015-NRF:
Class BFX, 3.3822% 12/15/34 (a)(b)	4,550,000	4,529,489
Class CFX, 3.3822% 12/15/34 (a)(b)	3,823,000	3,789,926
Class DFX, 3.3822% 12/15/34 (a)(b)	3,240,000	3,198,335
JPMorgan Chase Commercial Mortgage Securities Trust Series 2018-WPT:
Class CFX, 4.9498% 7/5/33 (a)	729,000	753,148
Class DFX, 5.3503% 7/5/33 (a)	1,121,000	1,155,354
Class EFX, 5.5422% 7/5/33 (a)	1,533,000	1,557,776
Morgan Stanley Capital I Trust:
floater Series 2018-BOP:
Class B, 1 month U.S. LIBOR + 1.250% 3.7051% 8/15/33 (a)(b)(c)	4,318,000	4,282,967
Class C, 1 month U.S. LIBOR + 1.500% 3.9551% 8/15/33 (a)(b)(c)	10,400,000	10,272,255
Series 2018-H4 Class A4, 4.31% 12/15/51	10,381,000	10,820,444
MSCG Trust Series 2016-SNR:
Class A, 3.348% 11/15/34 (a)(b)	3,879,515	3,780,310
Class B, 4.181% 11/15/34 (a)	1,632,000	1,602,542
Class C, 5.205% 11/15/34 (a)	1,144,100	1,131,544
Providence Place Group Ltd. Partnership Series 2000-C1 Class A2, 7.75% 7/20/28 (a)	3,984,018	4,643,265
Wells Fargo Commercial Mortgage Trust Series 2018-C48 Class A5, 4.302% 1/15/52	7,796,000	8,120,417
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $90,286,335)		90,653,213

Municipal Securities - 1.7%
California Gen. Oblig.:
Series 2009:	$	$
7.35% 11/1/39	805,000	1,111,294
7.5% 4/1/34	5,055,000	6,888,600
7.55% 4/1/39	6,085,000	8,717,067
6.65% 3/1/22	4,360,000	4,773,284
Chicago Gen. Oblig. (Taxable Proj.):
Series 2008 B, 5.63% 1/1/22	880,000	890,164
Series 2010 C1, 7.781% 1/1/35	10,090,000	11,383,841
Series 2012 B, 5.432% 1/1/42	1,205,000	1,068,220
Illinois Gen. Oblig.:
Series 2003:
4.95% 6/1/23	4,950,000	5,025,933
5.1% 6/1/33	4,805,000	4,581,231
Series 2010-1, 6.63% 2/1/35	12,290,000	13,068,449
Series 2010-3:
5.547% 4/1/19	120,000	120,669
6.725% 4/1/35	9,480,000	10,153,744
7.35% 7/1/35	5,540,000	6,140,702
Series 2010-5, 6.2% 7/1/21	1,356,000	1,404,762
Series 2011, 5.877% 3/1/19	14,325,000	14,388,295
TOTAL MUNICIPAL SECURITIES
(Cost $89,630,771)		89,716,255

Bank Notes - 0.9%
Capital One NA 2.95% 7/23/21	5,645,000	5,554,629
Discover Bank:
(Delaware) 3.2% 8/9/21	6,841,000	6,769,650
3.1% 6/4/20	6,380,000	6,335,360
3.35% 2/6/23	3,206,000	3,120,413
4.682% 8/9/28 (b)	2,761,000	2,701,915
8.7% 11/18/19	1,503,000	1,567,598
KeyBank NA:
2.25% 3/16/20	9,000,000	8,903,230
6.95% 2/1/28	800,000	948,823
PNC Bank NA 2.3% 6/1/20	1,450,000	1,430,264
RBS Citizens NA 2.5% 3/14/19	2,751,000	2,748,375
Synchrony Bank 3.65% 5/24/21	4,766,000	4,663,099
TOTAL BANK NOTES
(Cost $45,082,280)		44,743,356
	Shares	Value

Money Market Funds - 0.4%
Fidelity Cash Central Fund, 2.42% (i)
(Cost $21,691,115)	21,690,207	21,694,545
TOTAL INVESTMENT IN SECURITIES - 104.4%
(Cost $5,596,697,042)		5,502,309,616
NET OTHER ASSETS (LIABILITIES) - (4.4)%		(233,172,686)
NET ASSETS - 100%		$5,269,136,930

TBA Sale Commitments
	Principal Amount	Value
Fannie Mae
3% 1/1/49	$(6,050,000)	$(5,903,041)
3% 1/1/49	(4,850,000)	(4,732,190)
3% 1/1/49	(3,650,000)	(3,561,339)
3% 1/1/49	(5,550,000)	(5,415,186)
3.5% 1/1/49	(2,250,000)	(2,249,140)
3.5% 1/1/49	(550,000)	(549,790)
3.5% 1/1/49	(2,025,000)	(2,024,225)
3.5% 1/1/49	(2,025,000)	(2,024,225)
4% 1/1/49	(5,850,000)	(5,963,127)
4% 1/1/49	(5,850,000)	(5,963,127)
4.5% 1/1/49	(14,700,000)	(15,217,525)
4.5% 1/1/49	(2,725,000)	(2,820,936)
4.5% 1/1/49	(2,725,000)	(2,820,936)
4.5% 1/1/49	(1,800,000)	(1,863,370)

TOTAL FANNIE MAE		(61,108,157)

Ginnie Mae
3.5% 1/1/49	(12,000,000)	(12,082,208)
4% 1/1/49	(23,200,000)	(23,757,480)
4.5% 1/1/49	(26,100,000)	(26,994,173)
4.5% 1/1/49	(13,100,000)	(13,548,799)
4.5% 1/1/49	(12,600,000)	(13,031,670)
4.5% 1/1/49	(5,175,000)	(5,352,293)
4.5% 1/1/49	(5,200,000)	(5,378,149)
4.5% 1/1/49	(13,850,000)	(14,324,494)
4.5% 1/1/49	(10,375,000)	(10,730,442)
4.5% 1/1/49	(14,500,000)	(14,996,763)

TOTAL GINNIE MAE		(140,196,471)

TOTAL TBA SALE COMMITMENTS
(Proceeds $200,429,607)		$(201,304,628)

Swaps

Underlying Reference	Rating(1)	Maturity Date	Clearinghouse / Counterparty	Fixed Payment Received/(Paid)	Payment Frequency	Notional Amount(2)	Value(1)	Upfront Premium Received/(Paid)	Unrealized Appreciation/(Depreciation)
Credit Default Swaps
Sell Protection
Ameriquest Mortgage Securities Inc Series 2004-R11 Class M9	C	Dec. 2034	Bank of America	4.25%	Monthly	$64,579	$(63,128)	$0	$(63,128)

 (1) Ratings are presented for credit default swaps in which the Fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent a weighted average of the ratings of all securities included in the index. The credit rating or value can be measures of the current payment/performance risk. Ratings are from Moody's Investors Service, Inc. Where Moody's® ratings are not available, S&P® ratings are disclosed and are indicated as such. All ratings are as of the report date and do not reflect subsequent changes.

 (2) The notional amount of each credit default swap where the Fund has sold protection approximates the maximum potential amount of future payments that the Fund could be required to make if a credit event were to occur.

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $261,978,092 or 5.0% of net assets.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (d) Security or a portion of the security has been segregated as collateral for open bi-lateral over-the-counter (OTC) swaps. At period end, the value of securities pledged amounted to $90,990.

 (e) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (f) Security or a portion of the security has been segregated as collateral for mortgage-backed or asset-backed securities purchased on a delayed delivery or when-issued basis. At period end, the value of securities pledged amounted to $26,218.

 (g) Represents an investment in an underlying pool of reverse mortgages which typically do not require regular principal and interest payments as repayment is deferred until a maturity event.

 (h) Coupon is inversely indexed to a floating interest rate multiplied by a specified factor. The price may be considerably more volatile than the price of a comparable fixed rate security.

 (i) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$2,020,551
Total	$2,020,551

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Corporate Bonds	$1,684,912,534	$--	$1,684,912,534	$--
U.S. Government and Government Agency Obligations	1,986,271,902	--	1,986,271,902	--
U.S. Government Agency - Mortgage Securities	1,523,800,751	--	1,523,800,751	--
Asset-Backed Securities	54,603,082	--	54,603,082	--
Collateralized Mortgage Obligations	5,913,978	--	5,913,978	--
Commercial Mortgage Securities	90,653,213	--	90,653,213	--
Municipal Securities	89,716,255	--	89,716,255	--
Bank Notes	44,743,356	--	44,743,356	--
Money Market Funds	21,694,545	21,694,545	--	--
Total Investments in Securities:	$5,502,309,616	$21,694,545	$5,480,615,071	$--
Derivative Instruments:
Liabilities
Swaps	$(63,128)	$--	$(63,128)	$--
Total Liabilities	$(63,128)	$--	$(63,128)	$--
Total Derivative Instruments:	$(63,128)	$--	$(63,128)	$--
Other Financial Instruments:
TBA Sale Commitments	$(201,304,628)	$--	$(201,304,628)	$--
Total Other Financial Instruments:	$(201,304,628)	$--	$(201,304,628)	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of December 31, 2018. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Credit Risk
Swaps(a)	$0	$(63,128)
Total Credit Risk	0	(63,128)
Total Value of Derivatives	$0	$(63,128)

 (a) For bi-lateral over-the-counter (OTC) swaps, reflects gross value which is presented in the Statement of Assets and Liabilities in the bi-lateral OTC swaps, at value line-items.

See accompanying notes which are an integral part of the financial statements.

Fidelity® VIP Investment Grade Central Fund

Financial Statements

Statement of Assets and Liabilities

		December 31, 2018
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $5,575,005,927)	$5,480,615,071
Fidelity Central Funds (cost $21,691,115)	21,694,545
Total Investment in Securities (cost $5,596,697,042)		$5,502,309,616
Receivable for investments sold		22,148,812
Receivable for TBA sale commitments		200,429,607
Interest receivable		32,876,401
Distributions receivable from Fidelity Central Funds		85,072
Total assets		5,757,849,508
Liabilities
TBA sale commitments, at value	$201,304,628
Payable for investments purchased on a delayed delivery basis	266,844,954
Payable for fund shares redeemed	20,472,041
Bi-lateral OTC swaps, at value	63,128
Other payables and accrued expenses	27,827
Total liabilities		488,712,578
Net Assets		$5,269,136,930
Net Assets consist of:
Paid in capital		$5,388,475,157
Total distributable earnings (loss)		(119,338,227)
Net Assets, for 51,503,719 shares outstanding		$5,269,136,930
Net Asset Value, offering price and redemption price per share ($5,269,136,930 ÷ 51,503,719 shares)		$102.31

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2018
Investment Income
Interest		$166,927,782
Income from Fidelity Central Funds		2,020,551
Total income		168,948,333
Expenses
Custodian fees and expenses	$84,705
Independent trustees' fees and expenses	25,378
Total expenses before reductions	110,083
Expense reductions	(11,340)
Total expenses after reductions		98,743
Net investment income (loss)		168,849,590
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(33,954,278)
Fidelity Central Funds	10,078
Swaps	814
Total net realized gain (loss)		(33,943,386)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(140,730,613)
Fidelity Central Funds	(10,249)
Swaps	(502)
Delayed delivery commitments	(878,631)
Total change in net unrealized appreciation (depreciation)		(141,619,995)
Net gain (loss)		(175,563,381)
Net increase (decrease) in net assets resulting from operations		$(6,713,791)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2018	Year ended December 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$168,849,590	$145,158,781
Net realized gain (loss)	(33,943,386)	14,111,135
Change in net unrealized appreciation (depreciation)	(141,619,995)	68,053,550
Net increase (decrease) in net assets resulting from operations	(6,713,791)	227,323,466
Distributions to shareholders	(154,089,100)	–
Distributions to shareholders from net investment income	–	(150,350,808)
Distributions to shareholders from net realized gain	–	(24,485,599)
Total distributions	(154,089,100)	(174,836,407)
Share transactions
Proceeds from sales of shares	147,079,625	633,714,833
Reinvestment of distributions	154,932,119	174,366,683
Cost of shares redeemed	(477,154,162)	(120,993,297)
Net increase (decrease) in net assets resulting from share transactions	(175,142,418)	687,088,219
Total increase (decrease) in net assets	(335,945,309)	739,575,278
Net Assets
Beginning of period	5,605,082,239	4,865,506,961
End of period	$5,269,136,930	$5,605,082,239
Other Information
Undistributed net investment income end of period		$2,972,707
Shares
Sold	1,420,080	6,036,399
Issued in reinvestment of distributions	1,513,446	1,661,013
Redeemed	(4,678,891)	(1,149,806)
Net increase (decrease)	(1,745,365)	6,547,606

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity VIP Investment Grade Central Fund

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$105.26	$104.18	$103.71	$106.70	$103.29
Income from Investment Operations
Net investment income (loss)A	3.163	2.887	3.167	3.292	3.178
Net realized and unrealized gain (loss)	(3.209)	1.693	1.659	(3.071)	3.336
Total from investment operations	(.046)	4.580	4.826	.221	6.514
Distributions from net investment income	(2.904)	(2.985)	(3.096)	(3.137)	(3.104)
Distributions from net realized gain	–	(.515)	(1.260)	(.074)	–
Total distributions	(2.904)	(3.500)	(4.356)	(3.211)	(3.104)
Net asset value, end of period	$102.31	$105.26	$104.18	$103.71	$106.70
Total ReturnB	(.01)%	4.46%	4.70%	.18%	6.37%
Ratios to Average Net AssetsC,D
Expenses before reductionsE	-%	-%	-%	-%	-%
Expenses net of fee waivers, if anyE	-%	-%	-%	-%	-%
Expenses net of all reductionsE	-%	-%	-%	-%	-%
Net investment income (loss)	3.09%	2.75%	3.00%	3.11%	3.01%
Supplemental Data
Net assets, end of period (000 omitted)	$5,269,137	$5,605,082	$4,865,507	$4,611,536	$4,393,843
Portfolio turnover rateF	92%	110%	162%	248%	151%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 E Amount represents less than .005%.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2018

1. Organization.

Fidelity VIP Investment Grade Central Fund (the Fund) is a fund of Fidelity Garrison Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares of the Fund are only offered to other investment companies and accounts managed by Fidelity Management & Research Company (FMR), or its affiliates (the Investing Funds). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank notes, municipal securities and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, collateralized mortgage obligations, commercial mortgage securities and U.S. government agency mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Brokers which make markets in asset backed securities, collateralized mortgage obligations and commercial mortgage securities may also consider such factors as the structure of the issue, cash flow assumptions, the value of underlying assets as well as any guarantees. Swaps are marked-to-market daily based on valuations from third party pricing vendors, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as interest rate curves, credit spread curves, default possibilities and recovery rates. When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities and swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2018 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. The principal amount on inflation-indexed securities is periodically adjusted to the rate of inflation and interest is accrued based on the principal amount. The adjustments to principal due to inflation are reflected as increases or decreases to Interest in the accompanying Statement of Operations. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to swaps, market discount, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$39,862,923
Gross unrealized depreciation	(129,640,572)
Net unrealized appreciation (depreciation)	$(89,777,649)
Tax Cost	$5,591,149,094

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$10,375,104
Capital loss carryforward	$(29,984,912)
Net unrealized appreciation (depreciation) on securities and other investments	$(89,777,649)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(18,649,430)
Long-term	(11,335,482)
Total capital loss carryforward	$(29,984,912)

The Fund intends to elect to defer to its next fiscal year $9,950,770 of capital losses recognized during the period November 1, 2018 to December 31, 2018.

The tax character of distributions paid was as follows:

	December 31, 2018	December 31, 2017
Ordinary Income	$154,089,100	$ 150,350,808
Long-term Capital Gains	–	24,485,599
Total	$154,089,100	$ 174,836,407

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

To-Be-Announced (TBA) Securities and Mortgage Dollar Rolls. During the period, the Fund transacted in TBA securities that involved buying or selling mortgage-backed securities (MBS) on a forward commitment basis. A TBA transaction typically does not designate the actual security to be delivered and only includes an approximate principal amount; however delivered securities must meet specified terms defined by industry guidelines, including issuer, rate and current principal amount outstanding on underlying mortgage pools. The Fund may enter into a TBA transaction with the intent to take possession of or deliver the underlying MBS, or the Fund may elect to extend the settlement by entering into either a mortgage or reverse mortgage dollar roll. Mortgage dollar rolls are transactions where a fund sells TBA securities and simultaneously agrees to repurchase MBS on a later date at a lower price and with the same counterparty. Reverse mortgage dollar rolls involve the purchase and simultaneous agreement to sell TBA securities on a later date at a lower price. Transactions in mortgage dollar rolls and reverse mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to the Fund's portfolio turnover rate.

Purchases and sales of TBA securities involve risks similar to those discussed above for delayed delivery and when-issued securities. Also, if the counterparty in a mortgage dollar roll or a reverse mortgage dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's right to repurchase or sell securities may be limited. Additionally, when a fund sells TBA securities without already owning or having the right to obtain the deliverable securities (an uncovered forward commitment to sell), it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold them. A fund may be unable to purchase the deliverable securities if the corresponding market is illiquid.

TBA securities subject to a forward commitment to sell at period end are included at the end of the Fund's Schedule of Investments under the caption "TBA Sale Commitments." The proceeds and value of these commitments are reflected in the Fund's Statement of Assets and Liabilities as Receivable for TBA sale commitments and TBA sale commitments, at value, respectively.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation	Prior Line-Item Presentation
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including swaps. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Credit Risk	Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives such as bi-lateral swaps, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. The Fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount. A bi-lateral OTC swap is a transaction between a fund and a dealer counterparty where cash flows are exchanged between the two parties for the life of the swap.

Bi-lateral OTC swaps are marked-to-market daily and changes in value are reflected in the Statement of Assets and Liabilities in the bi-lateral OTC swaps at value line items. Any upfront premiums paid or received upon entering a bi-lateral OTC swap to compensate for differences between stated terms of the swap and prevailing market conditions (e.g. credit spreads, interest rates or other factors) are recorded in net unrealized appreciation (depreciation) in the Statement of Assets and Liabilities and amortized to realized gain or (loss) ratably over the term of the swap. Any unamortized upfront premiums are presented in the Schedule of Investments.

Payments are exchanged at specified intervals, accrued daily commencing with the effective date of the contract and recorded as realized gain or (loss). Some swaps may be terminated prior to the effective date and realize a gain or loss upon termination. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on swaps during the period is presented in the Statement of Operations.

Any open swaps at period end are included in the Schedule of Investments under the caption "Swaps" and are representative of volume of activity during the period.

Credit Default Swaps. Credit default swaps enable the Fund to buy or sell protection against specified credit events on a single-name issuer or a traded credit index. Under the terms of a credit default swap the buyer of protection (buyer) receives credit protection in exchange for making periodic payments to the seller of protection (seller) based on a fixed percentage applied to a notional principal amount. In return for these payments, the seller will be required to make a payment upon the occurrence of one or more specified credit events. The Fund enters into credit default swaps as a seller to gain credit exposure to an issuer and/or as a buyer to obtain a measure of protection against defaults of an issuer. Periodic payments are made over the life of the contract by the buyer provided that no credit event occurs.

For credit default swaps on most corporate and sovereign issuers, credit events include bankruptcy, failure to pay or repudiation/moratorium. For credit default swaps on corporate or sovereign issuers, the obligation that may be put to the seller is not limited to the specific reference obligation described in the Schedule of Investments. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down. For credit default swaps on asset-backed securities, the reference obligation described represents the security that may be put to the seller. For credit default swaps on a traded credit index, a specified credit event may affect all or individual underlying securities included in the index.

As a seller, if an underlying credit event occurs, the Fund will pay a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will the Fund be required to take delivery of the reference obligation or underlying securities comprising an index and pay an amount equal to the notional amount of the swap.

As a buyer, if an underlying credit event occurs, the Fund will receive a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will the Fund be required to deliver the reference obligation or underlying securities comprising an index in exchange for payment of an amount equal to the notional amount of the swap.

Typically, the value of each credit default swap and credit rating disclosed for each reference obligation in the Schedule of Investments, where the Fund is the seller, can be used as measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. In addition to these measures, the investment adviser monitors a variety of factors including cash flow assumptions, market activity and market sentiment as part of its ongoing process of assessing payment/performance risk.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $479,253,742 and $375,836,915, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee and Expense Contract. Fidelity Investments Money Management, Inc. (the investment adviser), an affiliate of FMR, provides the Fund with investment management services. The Fund does not pay any fees for these services. Pursuant to the Fund's management contract with the investment adviser, FMR pays the investment adviser a portion of the management fees it receives from the Investing Funds. In addition, under an expense contract, FMR also pays all other expenses of the Fund, excluding custody fees, the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is maintained at the Fund's custodian and/or invested in cash equivalents. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of interest income. Total security lending income during the period amounted to $2,245.

8. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $11,340.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by FMR or its affiliates were the owners of record of all of the outstanding shares of the Fund according to the following schedule.

Fund	Ownership %
VIP Asset Manager Portfolio	6.2%
VIP Asset Manager: Growth Portfolio	0.6%
VIP Balanced Portfolio	23.7%
VIP Investment Grade Bond Portfolio	69.5%

10. Credit Risk.

The Fund invests a portion of its assets in structured securities of issuers backed by commercial and residential mortgage loans, credit card receivables and automotive loans. The value and related income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults.

Fidelity® VIP Investment Grade Central Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Garrison Street Trust and Shareholders of Fidelity® VIP Investment Grade Central Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity® VIP Investment Grade Central Fund (the "Fund"), a fund of Fidelity Garrison Street Trust, including the schedule of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 19, 2019

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Fidelity® VIP Investment Grade Central Fund

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 260 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544,8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). She is the President of First to Four LLC (leadership and mentoring services, 2012-present). She also serves as a member of the Board of Directors and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor, and aerospace systems, 2013-present), Board of Directors and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and Board of Directors of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a Member of the Advisory Board of certain Fidelity® funds (2018), a member of the Board of Directors and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board of Directors, Chair of the Nomination and Governance Committee and member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Board of Directors of the Army Historical Foundation (2015-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present) and a member of the Board of Trustees of Florida Institute of Technology (2015-present) and ThanksUSA (military family education non-profit, 2014-present).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as interim president of Michigan State University (2018-2019), a Member of the Advisory Board of certain Fidelity® funds (2014-2016), president of the Business Roundtable (2011-2017), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007), and Chase Manhattan Bank (1975-1978).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as President Fixed Income, High Income/Emerging Market Debt and Multi Asset Class Strategies of FIAM LLC (2018-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), President, Fixed Income (2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice Chairman of FIAM LLC (investment adviser firm, 2014-2018), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-2018), President Multi-Asset Class Strategies of FMR's Global Asset Allocation Division (2017-2018), Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of certain Fidelity® funds (2008-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Fidelity® VIP Investment Grade Central Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2018 to December 31, 2018).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period-B July 1, 2018 to December 31, 2018
Actual	.0020%	$1,000.00	$1,012.80	$.01
Hypothetical-C		$1,000.00	$1,025.20	$.01

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Board Approval of Investment Advisory Contracts and Management Fees

VIP Investment Grade Central Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Investments Money Management, Inc. (FIMM) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FIMM and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2018 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and the fact that no fee is payable under the management contract was fair and reasonable.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory and administrative services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance. In this regard, the Board noted that the fund is designed to offer a liquid investment option for other Fidelity funds and accounts and ultimately to enhance the performance of those funds and accounts.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered that while the fund does not pay a management fee, Fidelity Management & Research Company (FMR) pays FIMM a management fee for providing services to the fund and that FMR receives fees for providing services to funds that invest in the fund. The Board also noted that FMR bears all expenses of the fund with certain limited exceptions (i.e., custody fees, interest, taxes, brokerage commissions, fees and expenses of the Independent Trustees, proxy and shareholder meeting expenses, and extraordinary expenses). Based on its review, the Board concluded that the management fee received for providing services to the fund and the fund's total expense ratio were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the level of Fidelity's profits in respect of all the Fidelity funds, as well as the profitability of the funds that invest in the fund.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the fund's business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses.

The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and FMR bears all expenses of the fund with certain limited exceptions.

Economies of Scale.  The Board concluded that because the fund pays no advisory fees and FMR bears all expenses of the fund with certain limited exceptions, the realization of economies of scale was not a material factor in the Board's decision to renew the fund's Advisory Contract.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of Fidelity's voluntary expense limitation agreements; (vi) the methodology with respect to competitive fund data and peer group classifications; (vii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends, and the impact of the increased use of omnibus accounts; (viii) new developments in the retail and institutional marketplaces and the competitive positioning of the funds relative to other investment products and services; (ix) the impact of recent changes to the money market fund landscape, including the full implementation of money market fund reform and rising interest rates, on Fidelity's money market funds; (x) the funds' share class structures and distribution channels; and (xi) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain classes. In addition, the Board considered its discussions with Fidelity throughout the year regarding enhanced information security initiatives and the funds' fair valuation policies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

VIPIGB-ANN-0219
1.540025.121

Fidelity® Variable Insurance Products: Asset Manager Portfolio Annual Report December 31, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, and if your insurance carrier elects to participate, you may not be receiving paper copies of the Fund’s shareholder reports from the insurance company that offers your variable insurance product unless you specifically request paper copies from your financial professional or the administrator of your variable insurance product. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically, by contacting your financial professional or the administrator of your variable insurance product. If you own a Fidelity-administered variable insurance product, please visit fidelity.com/mailpreferences to make your election or call 1-800-343-3548.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial professional or the administrator of your variable insurance product. If you own a Fidelity-administered variable insurance product, please visit fidelity.com/mailpreferences to make your election or call 1-800-343-3548. Your election to receive reports in paper will apply to all funds available under your variable insurance product.

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2018	Past 1 year	Past 5 years	Past 10 years
Initial Class	(5.35)%	3.36%	8.24%
Service Class	(5.44)%	3.25%	8.12%
Service Class 2	(5.61)%	3.09%	7.95%
Investor Class	(5.39)%	3.28%	8.15%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Asset Manager Portfolio - Initial Class on December 31, 2008.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$22,072	VIP Asset Manager Portfolio - Initial Class
$34,303	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  The global economy remained in expansion in 2018, but growth became less synchronous and more uneven. Meanwhile, global monetary policy became a headwind, and this uncertainty spurred an increase in volatility among risk assets. This was particularly true in the latter part of the year due to several factors including China entering a growth recession, emerging late-cycle conditions in the U.S., falling commodity prices, China-U.S. trade-policy uncertainty and the U.K.’s planned “Brexit” from the European Union. Against this backdrop, U.S. equities, as measured by the S&P 500® index returned -4.38% in 2018. Sector-wise, seven of the 11 major sectors in the S&P 500® lost ground this period. Falling crude-oil prices caused energy stocks (-18%) to suffer most, while slowing global growth concerns felled the materials (-15%), industrials (-13%) and financials (-13%) sectors. Conversely, health care (+6%) led the way, followed by the utilities (+4%), information technology (+3%) and consumer discretionary (+2%) sectors. Overseas, equities suffered a pronounced, broad-based correction, returning -14.04% for the year, according to the MSCI ACWI ex USA Index. Among regions in the index, Asia-Pacific (-11%) and Japan (-13%) held up best, whereas resource-rich Canada (-17%), Europe (-14%) and emerging markets (-14%) lagged. In terms of fixed income, investment-grade bonds were roughly flat for the 12 months, according to the Bloomberg Barclays U.S. Aggregate Bond Index. Late in the year, concerns about global growth pushed Treasury yields lower and credit spreads wider. Short-term debt led most U.S. investment-grade sectors, followed by asset-backed securities and agency bonds while corporate credit produced negative returns according to Bloomberg Barclays.

Comments from Lead Portfolio Manager Geoff Stein and Co-Portfolio Manager Avishek Hazrachoudhury:  For the year, the fund’s share classes returned roughly -5% to -6%, trailing the -3.59% result of the Fidelity Asset Manager 50% Composite Index℠. The fund underperformed the Composite benchmark primarily because of weak U.S. stock selection during the final quarter of 2018. More specifically, security selection within information technology had the greatest negative impact. Picks among international developed-markets (DM) equities also notably detracted from performance. Overall, asset allocation aided performance versus the benchmark, driven by equity positioning. Underweighted exposure to international stocks fueled the fund’s positive equity allocation results, as both DM and emerging-markets (EM) lagged U.S. equities, primarily due to a strengthening U.S. dollar. Conversely, our small allocation to commodities modestly hampered our equity strategy, largely due to falling oil prices. Our fixed-income allocation strategy – underweighting cash and investment-grade bonds to help fund various out-of-benchmark positions – detracted versus the Composite benchmark and partially offset the performance benefit provided by our equity strategy. Underweighting cash in the portfolio hurt, since it was the best performer across all the asset classes we invest in. The fund's underweighting in investment-grade debt was a further dampener, primarily because some of the alternative bond sectors we invested in didn’t perform as well as expected. Looking ahead, we have a broadly neutral view toward stocks, but believe international markets – particularly EM – may offer more attractive opportunities than the U.S.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  Avishek Hazrachoudhury joined Geoff Stein as Co-Manager of the fund on April 28, 2018.

Investment Summary (Unaudited)

The information in the following tables is based on the combined investments of the Fund and its pro-rata share of the investments of Fidelity's Central Funds, other than the Commodity Strategy and Money Market Central Funds.

Top Five Stocks as of December 31, 2018

% of fund's net assets
Apple, Inc.	1.3
Microsoft Corp.	1.3
Amazon.com, Inc.	0.7
Alphabet, Inc. Class A	0.7
UnitedHealth Group, Inc.	0.5
4.5

Top Five Bond Issuers as of December 31, 2018

(with maturities greater than one year)	% of fund's net assets
U.S. Treasury Obligations	16.3
Fannie Mae	4.2
Freddie Mac	2.2
Ginnie Mae	2.0
Morgan Stanley	0.5
25.2

Top Five Market Sectors as of December 31, 2018

% of fund's net assets
Financials	12.4
Information Technology	7.5
Health Care	6.7
Consumer Discretionary	5.2
Investment Companies	4.9

Asset Allocation (% of fund's net assets)

As of December 31, 2018*
Stock Class and Equity Futures**	51.7%
Bonds	40.2%
Short-Term Class	8.1%

 * Foreign investments - 17.3%

 ** Includes investment in Fidelity® Commodity Strategy Central Fund of 0.5%

Asset allocations in the pie chart reflects the categorization of assets as defined in the Fund's prospectus in effect as of the time periods indicated above. Financial Statement categorizations conform to accounting standards and will differ from the pie chart. Percentages are adjusted for the effect of future contracts and swap contracts, if applicable.

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying Fidelity Central Funds, other than the Commodity Strategy and Money Market Central Funds, is available at institutional.fidelity.com.

Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.

Schedule of Investments December 31, 2018

Showing Percentage of Net Assets

U.S. Treasury Obligations - 0.1%
	Principal Amount	Value
U.S. Treasury Bills, yield at date of purchase 2.36% to 2.39% 3/21/19 to 3/28/19 (a)
(Cost $964,809)	970,000	964,781
	Shares	Value

Fixed-Income Funds - 42.8%
Fidelity Emerging Markets Debt Central Fund (b)	583,285	$5,313,724
Fidelity Floating Rate Central Fund (b)	107,533	10,586,662
Fidelity High Income Central Fund 1 (b)	200,517	17,687,634
Fidelity Inflation-Protected Bond Index Central Fund (b)	443,582	43,240,395
Fidelity International Credit Central Fund (b)	65,923	6,252,182
Fidelity VIP Investment Grade Central Fund (b)	3,203,467	327,746,738
iShares 20+ Year Treasury Bond ETF (c)	190,245	23,116,669
TOTAL FIXED-INCOME FUNDS
(Cost $436,749,818)		433,944,004

Money Market Funds - 10.8%
Fidelity Cash Central Fund, 2.42% (d)	57,853,819	57,865,390
Fidelity Money Market Central Fund, 2.65% (d)	28,433,757	28,433,757
Fidelity Securities Lending Cash Central Fund 2.41% (d)(e)	23,349,775	23,352,110
TOTAL MONEY MARKET FUNDS
(Cost $109,651,203)		109,651,257

Equity Funds - 48.6%
Domestic Equity Funds - 33.7%
Fidelity Commodity Strategy Central Fund (b)	1,245,244	5,777,933
Fidelity Communication Services Central Fund (b)	150,068	25,254,865
Fidelity Consumer Discretionary Central Fund (b)	114,930	32,684,891
Fidelity Consumer Staples Central Fund (b)	123,965	20,621,637
Fidelity Energy Central Fund (b)	164,551	15,665,211
Fidelity Financials Central Fund (b)	694,519	60,256,487
Fidelity Health Care Central Fund (b)	128,983	49,822,385
Fidelity Industrials Central Fund (b)	131,273	30,499,994
Fidelity Information Technology Central Fund (b)	223,975	69,799,551
Fidelity Materials Central Fund (b)	47,749	8,640,671
Fidelity Real Estate Equity Central Fund (b)	44,248	4,299,574
Fidelity Utilities Central Fund (b)	66,488	11,312,941
iShares S&P 500 Index ETF	27,589	6,941,668

TOTAL DOMESTIC EQUITY FUNDS		341,577,808

International Equity Funds - 14.9%
Fidelity Emerging Markets Equity Central Fund (b)	117,437	22,338,825
Fidelity International Equity Central Fund (b)	1,247,747	85,757,636
iShares Core MSCI Emerging Markets ETF	340,860	16,071,549
iShares MSCI EAFE Index ETF	115,641	6,797,378
iShares MSCI Japan ETF	383,139	19,421,316

TOTAL INTERNATIONAL EQUITY FUNDS		150,386,704

TOTAL EQUITY FUNDS
(Cost $506,716,765)		491,964,512
TOTAL INVESTMENT IN SECURITIES - 102.3%
(Cost $1,054,082,595)		1,036,524,554
NET OTHER ASSETS (LIABILITIES) - (2.3)%		(23,560,520)
NET ASSETS - 100%		$1,012,964,034

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
ICE E-mini MSCI Emerging Markets Index Contracts (United States)	349	March 2019	$16,870,660	$(2,263)	$(2,263)

The notional amount of futures purchased as a percentage of Net Assets is 1.7%

For the period, the average monthly underlying face amount at value for futures contracts in the aggregate was $22,850,543.

Security Type Abbreviations

ETF – Exchange-Traded Fund

Legend

 (a) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $964,781.

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-Q and is available upon request or at the SEC's website at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, other than the Commodity Strategy Central Fund, is available at fidelity.com and/or institutional.fidelity.com, as applicable. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (c) Security or a portion of the security is on loan at period end.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$504,726
Fidelity Commodity Strategy Central Fund	532,111
Fidelity Communication Services Central Fund	263,473
Fidelity Consumer Discretionary Central Fund	1,560,299
Fidelity Consumer Staples Central Fund	2,588,938
Fidelity Emerging Markets Debt Central Fund	326,557
Fidelity Emerging Markets Equity Central Fund	2,184,184
Fidelity Energy Central Fund	383,330
Fidelity Financials Central Fund	4,393,573
Fidelity Floating Rate Central Fund	600,798
Fidelity Health Care Central Fund	3,268,769
Fidelity High Income Central Fund 1	1,115,488
Fidelity Industrials Central Fund	2,078,651
Fidelity Inflation-Protected Bond Index Central Fund	1,243,231
Fidelity Information Technology Central Fund	14,555,369
Fidelity International Credit Central Fund	251,878
Fidelity International Equity Central Fund	7,231,238
Fidelity Materials Central Fund	909,043
Fidelity Money Market Central Fund	789,821
Fidelity Real Estate Equity Central Fund	246,150
Fidelity Securities Lending Cash Central Fund	27,487
Fidelity Utilities Central Fund	1,208,346
Fidelity VIP Investment Grade Central Fund	10,016,799
Total	$56,280,259

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Fiscal year to date information regarding the Fund’s investments in non-Money Market Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period	Purchases(a)	Sales Proceeds(a)	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Commodity Strategy Central Fund	$24,141,586	$5,247,855	$21,732,462	$1,882,127	$(3,761,173)	$5,777,933	2.3%
Fidelity Communication Services Central Fund	7,600,063	20,853,987	990,599	(136,519)	(2,072,067)	25,254,865	1.8%
Fidelity Consumer Discretionary Central Fund	39,907,667	4,140,852	10,367,028	1,268,156	(2,264,756)	32,684,891	1.9%
Fidelity Consumer Staples Central Fund	25,594,068	4,382,344	3,064,095	(164,824)	(6,125,856)	20,621,637	1.8%
Fidelity Emerging Markets Debt Central Fund	6,149,917	420,285	662,314	(28,483)	(565,681)	5,313,724	4.1%
Fidelity Emerging Markets Equity Central Fund	35,072,978	2,907,002	9,067,518	709,536	(7,283,173)	22,338,825	3.6%
Fidelity Energy Central Fund	21,953,260	2,115,560	2,881,874	(134,577)	(5,387,158)	15,665,211	1.9%
Fidelity Financials Central Fund	73,707,560	10,125,972	9,965,470	(218,141)	(13,393,434)	60,256,487	2.0%
Fidelity Floating Rate Central Fund	11,607,545	788,254	1,324,633	62,226	(546,730)	10,586,662	0.5%
Fidelity Health Care Central Fund	50,835,229	6,849,920	8,903,751	868,498	172,489	49,822,385	1.8%
Fidelity High Income Central Fund 1	22,661,288	3,540,166	6,848,505	1,136,446	(2,801,761)	17,687,634	4.0%
Fidelity Industrials Central Fund	38,362,342	5,713,475	5,643,332	(110,057)	(7,822,434)	30,499,994	1.9%
Fidelity Inflation-Protected Bond Index Central Fund	38,335,640	11,341,010	5,117,221	(19,954)	(1,299,080)	43,240,395	3.9%
Fidelity Information Technology Central Fund	89,977,814	27,459,635	27,410,682	289,667	(20,516,883)	69,799,551	1.9%
Fidelity International Credit Central Fund	6,770,597	604,313	793,752	(11,433)	(317,543)	6,252,182	3.6%
Fidelity International Equity Central Fund	132,600,366	8,920,548	32,069,741	3,284,763	(26,978,300)	85,757,636	3.8%
Fidelity Materials Central Fund	11,835,527	1,838,926	1,441,096	(93,504)	(3,499,182)	8,640,671	1.9%
Fidelity Real Estate Equity Central Fund	5,419,890	322,186	906,209	11,062	(547,355)	4,299,574	3.7%
Fidelity Utilities Central Fund	11,146,784	2,108,363	1,762,051	57,158	(237,313)	11,312,941	1.9%
Fidelity VIP Investment Grade Central Fund	382,978,640	48,220,914	92,478,404	(1,121,390)	(9,853,022)	327,746,738	6.2%
	$1,036,658,761	$167,901,567	$243,430,737	$7,530,757	$(115,100,412)	$853,559,936

 (a) Includes the value of shares purchased or redeemed through in-kind transactions, if applicable. See the Notes to Financial Statements for additional details.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
U.S. Government and Government Agency Obligations	$964,781	$--	$964,781	$--
Fixed-Income Funds	433,944,004	433,944,004	--	--
Money Market Funds	109,651,257	109,651,257	--	--
Equity Funds	491,964,512	491,964,512	--	--
Total Investments in Securities:	$1,036,524,554	$1,035,559,773	$964,781	$--
Derivative Instruments:
Liabilities
Futures Contracts	$(2,263)	$(2,263)	$--	$--
Total Liabilities	$(2,263)	$(2,263)	$--	$--
Total Derivative Instruments:	$(2,263)	$(2,263)	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of December 31, 2018. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$0	$(2,263)
Total Equity Risk	0	(2,263)
Total Value of Derivatives	$0	$(2,263)

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in net unrealized appreciation (depreciation).

Other Information

The information in the following tables is based on the combined investments of the Fund and its pro-rata share of the investments of Fidelity's Central Funds, other than the Commodity Strategy and Money Market Central Funds. Percentages in the below tables are adjusted for the effect of TBA Sale Commitments.

The composition of credit quality ratings as a percentage of Total Net Assets is as follows (Unaudited):

U.S. Government and U.S. Government Agency Obligations	24.9%
AAA,AA,A	2.9%
BBB	7.7%
BB	3.2%
B	1.3%
CCC,CC,C	0.4%
D	0.0%
Not Rated	0.8%
Equities	49.4%
Short-Term Investments and Net Other Assets	8.4%
100.0%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	82.8%
United Kingdom	2.4%
Japan	1.9%
Netherlands	1.3%
Canada	1.3%
Switzerland	1.2%
Germany	1.0%
Others (Individually Less Than 1%)	8.1%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2018
Assets
Investment in securities, at value (including securities loaned of $22,977,541) — See accompanying schedule: Unaffiliated issuers (cost $75,831,953)	$73,313,361
Fidelity Central Funds (cost $978,250,642)	963,211,193
Total Investment in Securities (cost $1,054,082,595)		$1,036,524,554
Receivable for investments sold		8,081,192
Receivable for fund shares sold		47,139
Dividends receivable		6,001
Distributions receivable from Fidelity Central Funds		103,874
Prepaid expenses		1,649
Other receivables		44,843
Total assets		1,044,809,252
Liabilities
Payable for investments purchased	$6,722,340
Payable for fund shares redeemed	1,101,030
Accrued management fee	419,091
Distribution and service plan fees payable	4,216
Payable for daily variation margin on futures contracts	61,075
Other affiliated payables	105,210
Other payables and accrued expenses	78,406
Collateral on securities loaned	23,353,850
Total liabilities		31,845,218
Net Assets		$1,012,964,034
Net Assets consist of:
Paid in capital		$995,084,076
Total distributable earnings (loss)		17,879,958
Net Assets		$1,012,964,034
Net Asset Value and Maximum Offering Price
Initial Class:
Net Asset Value, offering price and redemption price per share ($788,193,259 ÷ 57,627,032 shares)		$13.68
Service Class:
Net Asset Value, offering price and redemption price per share ($4,378,169 ÷ 323,099 shares)		$13.55
Service Class 2:
Net Asset Value, offering price and redemption price per share ($18,210,527 ÷ 1,365,820 shares)		$13.33
Investor Class:
Net Asset Value, offering price and redemption price per share ($202,182,079 ÷ 14,881,712 shares)		$13.59

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2018
Investment Income
Dividends		$1,932,155
Interest		23,392
Income from Fidelity Central Funds		23,279,933
Total income		25,235,480
Expenses
Management fee	$5,505,158
Transfer agent fees	896,995
Distribution and service plan fees	55,989
Accounting and security lending fees	467,811
Custodian fees and expenses	2,134
Independent trustees' fees and expenses	5,212
Audit	63,820
Legal	9,916
Miscellaneous	8,134
Total expenses before reductions	7,015,169
Expense reductions	(18,833)
Total expenses after reductions		6,996,336
Net investment income (loss)		18,239,144
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	4,017,932
Fidelity Central Funds	7,594,602
Futures contracts	3,102,930
Capital gain distributions from Fidelity Central Funds	33,000,326
Total net realized gain (loss)		47,715,790
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(8,427,354)
Fidelity Central Funds	(115,104,971)
Futures contracts	(2,263)
Total change in net unrealized appreciation (depreciation)		(123,534,588)
Net gain (loss)		(75,818,798)
Net increase (decrease) in net assets resulting from operations		$(57,579,654)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2018	Year ended December 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$18,239,144	$17,739,065
Net realized gain (loss)	47,715,790	56,482,409
Change in net unrealized appreciation (depreciation)	(123,534,588)	78,489,067
Net increase (decrease) in net assets resulting from operations	(57,579,654)	152,710,541
Distributions to shareholders	(55,614,527)	–
Distributions to shareholders from net investment income	–	(21,295,471)
Distributions to shareholders from net realized gain	–	(129,896,975)
Total distributions	(55,614,527)	(151,192,446)
Share transactions - net increase (decrease)	(50,657,785)	33,637,892
Total increase (decrease) in net assets	(163,851,966)	35,155,987
Net Assets
Beginning of period	1,176,816,000	1,141,660,013
End of period	$1,012,964,034	$1,176,816,000
Other Information
Undistributed net investment income end of period		$475,263

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

VIP Asset Manager Portfolio Initial Class

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$15.23	$15.29	$15.76	$17.15	$17.24
Income from Investment Operations
Net investment income (loss)A	.24	.23	.24	.27	.27
Net realized and unrealized gain (loss)	(1.04)	1.76	.18	(.22)	.72
Total from investment operations	(.80)	1.99	.42	.05	.99
Distributions from net investment income	(.26)B	(.29)	(.23)	(.26)	(.27)
Distributions from net realized gain	(.49)B	(1.76)	(.66)	(1.17)	(.81)
Total distributions	(.75)	(2.05)	(.89)	(1.44)C	(1.08)
Net asset value, end of period	$13.68	$15.23	$15.29	$15.76	$17.15
Total ReturnD,E	(5.35)%	14.03%	3.14%	.14%	5.83%
Ratios to Average Net AssetsF,G
Expenses before reductions	.60%	.61%	.62%	.62%	.61%
Expenses net of fee waivers, if any	.60%	.61%	.61%	.62%	.61%
Expenses net of all reductions	.60%	.61%	.61%	.61%	.61%
Net investment income (loss)	1.64%	1.54%	1.57%	1.65%	1.54%
Supplemental Data
Net assets, end of period (000 omitted)	$788,193	$937,508	$932,248	$1,008,018	$1,117,675
Portfolio turnover rateH	27%	26%	108%	39%	30%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total distributions of $1.44 per share is comprised of distributions from net investment income of $.263 and distributions from net realized gain of $1.174 per share.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds ranged from less than .005% to .07%.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

VIP Asset Manager Portfolio Service Class

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$15.09	$15.16	$15.64	$17.03	$17.13
Income from Investment Operations
Net investment income (loss)A	.23	.21	.22	.25	.25
Net realized and unrealized gain (loss)	(1.03)	1.75	.18	(.22)	.71
Total from investment operations	(.80)	1.96	.40	.03	.96
Distributions from net investment income	(.25)B	(.27)	(.22)	(.24)	(.25)
Distributions from net realized gain	(.49)B	(1.76)	(.66)	(1.17)	(.81)
Total distributions	(.74)	(2.03)	(.88)	(1.42)C	(1.06)
Net asset value, end of period	$13.55	$15.09	$15.16	$15.64	$17.03
Total ReturnD,E	(5.44)%	13.94%	3.01%	.03%	5.69%
Ratios to Average Net AssetsF,G
Expenses before reductions	.70%	.71%	.72%	.72%	.73%
Expenses net of fee waivers, if any	.70%	.71%	.71%	.72%	.73%
Expenses net of all reductions	.70%	.71%	.71%	.72%	.73%
Net investment income (loss)	1.54%	1.44%	1.47%	1.54%	1.43%
Supplemental Data
Net assets, end of period (000 omitted)	$4,378	$5,004	$5,437	$5,806	$6,990
Portfolio turnover rateH	27%	26%	108%	39%	30%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total distributions of $1.42 per share is comprised of distributions from net investment income of $.244 and distributions from net realized gain of $1.174 per share.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds ranged from less than .005% to .07%.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

VIP Asset Manager Portfolio Service Class 2

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$14.86	$14.96	$15.45	$16.83	$16.94
Income from Investment Operations
Net investment income (loss)A	.20	.19	.20	.23	.22
Net realized and unrealized gain (loss)	(1.02)	1.71	.17	(.21)	.70
Total from investment operations	(.82)	1.90	.37	.02	.92
Distributions from net investment income	(.22)B	(.25)	(.20)	(.22)	(.22)
Distributions from net realized gain	(.49)B	(1.76)	(.66)	(1.17)	(.81)
Total distributions	(.71)	(2.00)C	(.86)	(1.40)D	(1.03)
Net asset value, end of period	$13.33	$14.86	$14.96	$15.45	$16.83
Total ReturnE,F	(5.61)%	13.74%	2.84%	(.06)%	5.54%
Ratios to Average Net AssetsG,H
Expenses before reductions	.85%	.86%	.87%	.87%	.88%
Expenses net of fee waivers, if any	.85%	.86%	.86%	.87%	.88%
Expenses net of all reductions	.85%	.86%	.86%	.87%	.87%
Net investment income (loss)	1.39%	1.29%	1.32%	1.39%	1.28%
Supplemental Data
Net assets, end of period (000 omitted)	$18,211	$20,807	$21,651	$24,520	$28,230
Portfolio turnover rateI	27%	26%	108%	39%	30%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total distributions of $2.00 per share is comprised of distributions from net investment income of $.245 and distributions from net realized gain of $1.757 per share.

 D Total distributions of $1.40 per share is comprised of distributions from net investment income of $.221 and distributions from net realized gain of $1.174 per share.

 E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds ranged from less than .005% to .07%.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

VIP Asset Manager Portfolio Investor Class

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$15.13	$15.20	$15.68	$17.07	$17.17
Income from Investment Operations
Net investment income (loss)A	.23	.22	.23	.26	.25
Net realized and unrealized gain (loss)	(1.03)	1.74	.17	(.22)	.72
Total from investment operations	(.80)	1.96	.40	.04	.97
Distributions from net investment income	(.25)B	(.28)	(.22)	(.25)	(.26)
Distributions from net realized gain	(.49)B	(1.76)	(.66)	(1.17)	(.81)
Total distributions	(.74)	(2.03)C	(.88)	(1.43)D	(1.07)
Net asset value, end of period	$13.59	$15.13	$15.20	$15.68	$17.07
Total ReturnE,F	(5.39)%	13.95%	3.01%	.07%	5.73%
Ratios to Average Net AssetsG,H
Expenses before reductions	.68%	.69%	.70%	.70%	.70%
Expenses net of fee waivers, if any	.68%	.69%	.70%	.70%	.70%
Expenses net of all reductions	.68%	.69%	.69%	.69%	.69%
Net investment income (loss)	1.56%	1.46%	1.49%	1.57%	1.46%
Supplemental Data
Net assets, end of period (000 omitted)	$202,182	$213,497	$182,324	$192,234	$180,160
Portfolio turnover rateI	27%	26%	108%	39%	30%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total distributions of $2.03 per share is comprised of distributions from net investment income of $.276 and distributions from net realized gain of $1.757 per share.

 D Total distributions of $1.43 per share is comprised of distributions from net investment income of $.251 and distributions from net realized gain of $1.174 per share.

 E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds ranged from less than .005% to .07%.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2018

1. Organization.

VIP Asset Manager Portfolio (the Fund) is a fund of Variable Insurance Products Fund V (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Certain Underlying Funds incurred name changes since their most recent shareholder report. The names of the Underlying Funds are those in effect at period end.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the Fund. These strategies are consistent with the investment objectives of the Fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the Fund. The following summarizes the Fund's investment in each Fidelity Central Fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Commodity Strategy Central Fund	Geode Capital Management, LLC (Geode)	Seeks to provide investment returns that correspond to the performance of the commodities market.	Investment in commodity-related investments through a wholly-owned subsidiary organized under the laws of the Cayman Islands Futures	.06%
Fidelity Equity Central Funds	FMR Co., Inc. (FMRC)	Each fund seeks capital appreciation by investing primarily in common stocks, with a concentration in a particular industry.	Foreign Securities Restricted Securities	Less than .005% to .01%
Fidelity Emerging Markets Debt Central Fund	FMRC	Seeks high total return by normally investing in debt securities of issuers in emerging markets and other debt investments that are tied economically to emerging markets.	Foreign Securities Restricted Securities	.01%
Fidelity Emerging Markets Equity Central Fund	FMRC	Seeks capital appreciation by investing primarily in equity securities of issuers in emerging markets.	Foreign Securities Futures	.07%
Fidelity International Equity Central Fund	FMRC	Seeks capital appreciation by investing primarily in non-U.S. based common stocks, including securities of issuers located in emerging markets.	Delayed Delivery & When Issued Securities Foreign Securities Futures Restricted Securities	.01%
Fidelity Floating Rate Central Fund	FMRC	Seeks a high level of income by normally investing in floating rate loans and other floating rate securities.	Loans & Direct Debt Instruments Restricted Securities	Less than .005%
Fidelity High Income Central Fund 1	FMRC	Seeks a high level of income and may also seek capital appreciation by investing primarily in debt securities, preferred stocks, and convertible securities, with an emphasis on lower-quality debt securities.	Loans & Direct Debt Instruments Restricted Securities	Less than .005%
Fidelity Inflation-Protected Bond Index Central Fund	Fidelity Investment Money Management, Inc. (FIMM)	Seeks to provide investment results that correspond to the performance of the inflation-protected United States Treasury market, and may invest in derivatives.		Less than .005%
Fidelity VIP Investment Grade Central Fund	FIMM	Seeks a high level of current income by normally investing in investment-grade debt securities and repurchase agreements.	Delayed Delivery & When Issued Securities Repurchase Agreements Restricted Securities Swaps	Less than .005%
Fidelity International Credit Central Fund	FMRC	Seeks a high level of current income by normally investing in debt securities of foreign issuers, including debt securities of issuers located in emerging markets. Foreign currency exposure is hedged utilizing foreign currency contracts.	Delayed Delivery & When Issued Securities Foreign Securities Futures Restricted Securities Swaps	.01%
Fidelity Money Market Central Funds	FIMM	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at institutional.fidelity.com. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows. Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level depending on the circumstances.

Exchange-Traded Funds (ETFs) are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2018, is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known. Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the Fidelity Central Funds. Although not included in the Fund's expenses, the Fund indirectly bears its proportionate share of the Fidelity Central Funds' expenses through the impact of these expenses on each Fidelity Central Fund's NAV.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees of $42,235 are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, respectively.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences resulted in distribution reclassifications.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, market discount, short-term gain distributions from the Underlying Funds, deferred trustees compensation, losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$21,718,113
Gross unrealized depreciation	(34,899,393)
Net unrealized appreciation (depreciation)	$(13,181,280)
Tax Cost	$1,049,705,834

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$43,199,800
Net unrealized appreciation (depreciation) on securities and other investments	$(13,181,280)

The Fund intends to elect to defer to its next fiscal year $2,501,528 of capital losses recognized during the period November 1, 2018 to December 31, 2018.

The tax character of distributions paid was as follows:

	December 31, 2018	December 31, 2017
Ordinary Income	$28,183,763	$ 49,614,041
Long-term Capital Gains	27,430,764	101,578,405
Total	$55,614,527	$ 151,192,446

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation	Prior Line-Item Presentation
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain
Distributions to Shareholders Note to Financial Statements	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

5. Purchases and Redemptions of Underlying Fund Shares.

Purchases and redemptions of the Underlying Fund shares, including in-kind redemptions, aggregated $285,020,146 and $353,535,008, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .25% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .49% of the Fund's average net assets.

The investment adviser pays a portion of the management fees received from the Fund to the Fidelity Central Funds' investment advisers, who are also affiliates, for managing the assets of the Fidelity Central Funds.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services, were as follows:

Service Class	$4,819
Service Class 2	51,170
$55,989

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class pays a fee for transfer agent services, typesetting and printing and mailing of shareholder reports, excluding mailing of proxy statements, equal to an annual rate of class-level average net assets. The annual rate for Investor Class is .15% and the annual rate for all other classes is .07%. For the period, transfer agent fees for each class were as follows:

Initial Class	$572,353
Service Class	3,116
Service Class 2	13,239
Investor Class	308,287
$896,995

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. For the period, the fees were equivalent to an annual rate of .04%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $839 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Reallocation of Underlying Fund Investments. During the period, the investment adviser reallocated portions of investments of the Fund. This involved taxable redemptions of Fidelity Consumer Discretionary Central Fund and Fidelity Information Technology Central Fund for investments, including accrued interest, with a value of $18,496,311 and a non-taxable exchange of those investments, including accrued interest, for 100,699 shares of Fidelity Communication Services Central Fund (formerly Fidelity Telecom Services Central Fund). Net realized gain of $776,604 on redemptions from Fidelity Consumer Discretionary Central Fund and Fidelity Information Technology Central Fund in connection with the reallocation is included in the Statement of Operations as "Net realized gain (loss) on Fidelity Central Funds". Fidelity Communication Services Central Fund, Fidelity Consumer Discretionary Central Fund and Fidelity Information Technology Central Fund are affiliated investment companies managed by FMR.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3,151 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $27,487. During the period, there were no securities loaned to FCM.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $7,075 for the period. Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $58.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $11,700.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended December 31, 2018	Year ended December 31, 2017
Distributions to shareholders
Initial Class	$43,900,608	$–
Service Class	235,219	–
Service Class 2	969,884	–
Investor Class	10,508,816	–
Total	$55,614,527	$–
From net investment income
Initial Class	$–	$17,221,395
Service Class	–	88,590
Service Class 2	–	334,864
Investor Class	–	3,650,622
Total	$–	$21,295,471
From net realized gain
Initial Class	$–	$105,443,540
Service Class	–	614,590
Service Class 2	–	2,471,533
Investor Class	–	21,367,312
Total	$–	$129,896,975

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2018	Year ended December 31, 2017	Year ended December 31, 2018	Year ended December 31, 2017
Initial Class
Shares sold	4,576,003	1,545,508	$66,847,699	$23,303,863
Reinvestment of distributions	3,109,367	8,456,436	43,900,608	122,664,935
Shares redeemed	(11,619,127)	(9,429,410)	(171,701,667)	(142,193,085)
Net increase (decrease)	(3,933,757)	572,534	$(60,953,360)	$3,775,713
Service Class
Shares sold	13,766	32,246	$202,445	$490,318
Reinvestment of distributions	16,809	48,970	235,219	703,180
Shares redeemed	(39,016)	(108,242)	(577,716)	(1,616,243)
Net increase (decrease)	(8,441)	(27,026)	$(140,052)	$(422,745)
Service Class 2
Shares sold	192,921	115,984	$2,816,049	$1,717,563
Reinvestment of distributions	70,361	198,362	969,884	2,806,397
Shares redeemed	(297,556)	(361,686)	(4,294,360)	(5,269,021)
Net increase (decrease)	(34,274)	(47,340)	$(508,427)	$(745,061)
Investor Class
Shares sold	1,679,697	1,515,351	$24,882,126	$22,923,652
Reinvestment of distributions	750,107	1,732,942	10,508,816	25,017,934
Shares redeemed	(1,656,647)	(1,134,202)	(24,446,888)	(16,911,601)
Net increase (decrease)	773,157	2,114,091	$10,944,054	$31,029,985

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 41% of the total outstanding shares of the Fund and two otherwise unaffiliated shareholders were the owners of record of 27% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Variable Insurance Products Fund V and Shareholders of VIP Asset Manager Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of VIP Asset Manager Portfolio (the "Fund"), a fund of Variable Insurance Products Fund V, including the schedule of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 19, 2019

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 260 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). She is the President of First to Four LLC (leadership and mentoring services, 2012-present). She also serves as a member of the Board of Directors and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor, and aerospace systems, 2013-present), Board of Directors and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and Board of Directors of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a Member of the Advisory Board of certain Fidelity® funds (2018), a member of the Board of Directors and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board of Directors, Chair of the Nomination and Governance Committee and member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Board of Directors of the Army Historical Foundation (2015-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present) and a member of the Board of Trustees of Florida Institute of Technology (2015-present) and ThanksUSA (military family education non-profit, 2014-present).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as interim president of Michigan State University (2018-2019), a Member of the Advisory Board of certain Fidelity® funds (2014-2016), president of the Business Roundtable (2011-2017), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007), and Chase Manhattan Bank (1975-1978).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as President Fixed Income, High Income/Emerging Market Debt and Multi Asset Class Strategies of FIAM LLC (2018-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), President, Fixed Income (2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice Chairman of FIAM LLC (investment adviser firm, 2014-2018), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-2018), President Multi-Asset Class Strategies of FMR's Global Asset Allocation Division (2017-2018), Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of certain Fidelity® funds (2008-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2018 to December 31, 2018).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period-B July 1, 2018 to December 31, 2018
Initial Class	.60%
Actual		$1,000.00	$941.00	$2.94
Hypothetical-C		$1,000.00	$1,022.18	$3.06
Service Class	.70%
Actual		$1,000.00	$940.80	$3.42
Hypothetical-C		$1,000.00	$1,021.68	$3.57
Service Class 2.85%
Actual		$1,000.00	$939.60	$4.16
Hypothetical-C		$1,000.00	$1,020.92	$4.33
Investor Class	.68%
Actual		$1,000.00	$941.20	$3.33
Hypothetical-C		$1,000.00	$1,021.78	$3.47

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The fees and expenses of the underlying Fidelity Central Funds in which the Fund invests are not included in each Class' annualized expense ratio. In addition to the expenses noted above, the Fund also indirectly bears its proportional share of the expenses of the underlying Fidelity Central Funds. Annualized expenses of the underlying non-money market Fidelity Central Funds as of their most recent fiscal half year ranged from less than .005% to .07%.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of VIP Asset Manager Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities.

	Pay Date	Record Date	Capital Gains
VIP Asset Manager Portfolio
Initial Class	02/08/19	02/08/19	$0.593
Service Class	02/08/19	02/08/19	$0.593
Service Class 2	02/08/19	02/08/19	$0.593
Investor Class	02/08/19	02/08/19	$0.593

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2018, $ 44,212,287 or, if subsequently determined to be different, the net capital gain of such year.

A total of 6.52% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

Initial Class designates 1% and 20%; Service Class designates 1% and 21%; Service Class 2 designates 1% and 23% and Investor Class designates 1% and 21% of the dividends distributed in February and December 2018, respectively, during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
VIP Asset Manager Portfolio
Initial Class	12/28/2018	$0.0262	$0.0051
Service Class	12/28/2018	$0.0250	$0.0051
Service Class 2	12/28/2018	$0.0233	$0.0051
Investor Class	12/28/2018	$0.0253	$0.0051

Board Approval of Investment Advisory Contracts and Management Fees

VIP Asset Manager Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2018 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes, and converting certain voluntary expense caps to contractual caps, to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for funds that had such fees; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in April 2018.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against one or more appropriate securities market indices, including a customized blended index that reflects the respective weights of the fund's asset classes (each a "benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

VIP Asset Manager Portfolio

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2017.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below the competitive median for 2017.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the fund's business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of Fidelity's voluntary expense limitation agreements; (vi) the methodology with respect to competitive fund data and peer group classifications; (vii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends, and the impact of the increased use of omnibus accounts; (viii) new developments in the retail and institutional marketplaces and the competitive positioning of the funds relative to other investment products and services; (ix) the impact of recent changes to the money market fund landscape, including the full implementation of money market fund reform and rising interest rates, on Fidelity's money market funds; (x) the funds' share class structures and distribution channels; and (xi) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain classes. In addition, the Board considered its discussions with Fidelity throughout the year regarding enhanced information security initiatives and the funds' fair valuation policies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

VIPAM-ANN-0219
1.540206.121

Fidelity® Variable Insurance Products: Strategic Income Portfolio Annual Report December 31, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, and if your insurance carrier elects to participate, you may not be receiving paper copies of the Fund’s shareholder reports from the insurance company that offers your variable insurance product unless you specifically request paper copies from your financial professional or the administrator of your variable insurance product. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically, by contacting your financial professional or the administrator of your variable insurance product. If you own a Fidelity-administered variable insurance product, please visit fidelity.com/mailpreferences to make your election or call 1-800-343-3548.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial professional or the administrator of your variable insurance product. If you own a Fidelity-administered variable insurance product, please visit fidelity.com/mailpreferences to make your election or call 1-800-343-3548. Your election to receive reports in paper will apply to all funds available under your variable insurance product.

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2018	Past 1 year	Past 5 years	Past 10 years
Initial Class	(2.57)%	2.99%	6.72%
Service Class	(2.68)%	2.89%	6.62%
Service Class 2	(2.82)%	2.73%	6.46%
Investor Class	(2.62)%	2.95%	6.69%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Strategic Income Portfolio - Initial Class on December 31, 2008.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays U.S. Universal Bond Index performed over the same period.

Period Ending Values
$19,160	VIP Strategic Income Portfolio - Initial Class
$14,884	Bloomberg Barclays U.S. Universal Bond Index

Management's Discussion of Fund Performance

Market Recap:  In 2018, the U.S. economy continued its robust expansion, even as volatile financial markets in the fourth quarter suggested investors were becoming nervous about the pace of that growth. Against this backdrop, the Fidelity Strategic Income Composite Index℠ returned -1.44%, with three of the five asset classes reflected in this index losing ground. Non-U.S. developed-market bonds struggled amid a variety of factors, including escalating trade tension, a surging U.S. dollar, tepid economic growth in Europe, global central bank tightening, concerns about Italy’s budget stalemate with the EU, and weakness in China. For the year, the Bloomberg Barclays Global Aggregate Developed Markets GDP Weighted ex USD Index returned -3.08%. Several of these aforementioned factors, coupled with the generally “risk off” environment that spurred higher-quality bonds to outperform riskier credits, also weighed on emerging-market bonds, as the Bloomberg Barclays Emerging Markets Aggregate USD Bond Index returned -2.46%. Meanwhile, U.S. high-yield bonds, as measured by the ICE BofAML®U.S. High Yield Constrained Index, returned -2.27%, reflecting widening credit spreads. U.S. Treasuries gained modest ground, with the Bloomberg Barclays US Government Bond Index adding 0.88%. Of final note, following a turbulent December, floating-rate bank loans eked out a 0.60% gain in 2018, as measured by the S&P/LSTA® Leveraged Performing Loan Index.

Comments from Co-Lead Portfolio Manager Adam Kramer:  For the year, the fund's share classes returned about -3%, lagging the -0.25% result of our primary benchmark, the Bloomberg Barclays U.S. Universal Bond Index, as well as the -1.44% return of the Fidelity Strategic Income Composite Index℠. We see the Composite index, given its mix of investments, as a closer match for the fund. By far, the biggest negative came from subpar security selection in the fund's high-yield bond subportfolio. Security selection in the fund's emerging-markets debt subportfolio also detracted, though to a lesser extent. On the positive side, asset allocation was positive overall, including our decision to overweight floating-rate debt. These securities' high yields and limited duration added to their performance in a mostly rising interest-rate environment. Another source of added value was our small position in long-dated U.S. Treasury futures, which we added to the portfolio around midyear. This modest out-of-benchmark allocation contributed to relative performance, given that Treasuries outperformed the Composite index. Another positive performance factor was our underweighting in non-U.S. developed market debt, the worst-performing category in the fund's investment universe. In contrast, the only negative performance factor stemming from asset allocation was our slight underweighting in U.S. government bonds, which in total outperformed the index for the year.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Notes to Shareholders:  On December 1, 2018, Timothy Gill assumed co-management responsibilities for the emerging-markets debt subportfolio, joining Co-Manager Jonathan Kelly. On March 28, 2019, Ario Emami Nejad and Rosie McMellin will assume co-management responsibilities for the Developed Market Debt subportfolio, succeeding David Simner.

Investment Summary (Unaudited)

The information in the following tables is based on the combined investments of the Fund and its pro-rata share of the investments of Fidelity's Fixed-Income Central Funds.

Top Five Holdings as of December 31, 2018

(by issuer, excluding cash equivalents)	% of fund's net assets
U.S. Treasury Obligations	16.1
Freddie Mac	2.4
Ginnie Mae guaranteed REMIC pass-thru certificates	2.3
Japan Government	2.3
Ally Financial, Inc.	1.8
24.9

Top Five Market Sectors as of December 31, 2018

% of fund's net assets
Financials	12.6
Energy	8.2
Communication Services	7.3
Consumer Discretionary	6.1
Information Technology	4.2

Quality Diversification (% of fund's net assets)

As of December 31, 2018
U.S. Government and U.S. Government Agency Obligations*	23.6%
AAA,AA,A	9.3%
BBB	6.0%
BB	21.3%
B	20.7%
CCC,CC,C	4.6%
Not Rated	1.4%
Equities	4.6%
Short-Term Investments and Net Other Assets	8.5%

 * Includes NCUA Guaranteed Notes

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of December 31, 2018*,**
Preferred Securities	4.7%
Corporate Bonds	33.6%
U.S. Government and U.S. Government Agency Obligations***	23.6%
Foreign Government & Government Agency Obligations	14.7%
Bank Loan Obligations	9.5%
Stocks	4.6%
Other Investments	0.8%
Short-Term Investments and Net Other Assets (Liabilities)	8.5%

 * Foreign investments - 31.7%

 ** Futures and Swaps - 4.6%

 *** Includes NCUA Guaranteed Notes

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable.

Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.

Schedule of Investments December 31, 2018

Showing Percentage of Net Assets

Corporate Bonds - 33.3%
		Principal Amount(a)	Value
Convertible Bonds - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Auto Components - 0.0%
Exide Technologies 7% 4/30/25 pay-in-kind (b)		$620,406	$341,223
Nonconvertible Bonds - 33.3%
COMMUNICATION SERVICES - 5.5%
Diversified Telecommunication Services - 1.6%
AT&T, Inc. 3.15% 9/4/36	EUR	1,925,000	2,101,682
Axtel S.A.B. de CV 6.375% 11/14/24 (c)		450,000	427,190
Citizens Communications Co.:
7.875% 1/15/27		280,000	135,800
9% 8/15/31		220,000	117,700
Colombia Telecomunicaciones SA 5.375% 9/27/22 (c)		320,000	318,800
Frontier Communications Corp. 8.5% 4/1/26 (c)		1,595,000	1,395,625
GCI, Inc. 6.875% 4/15/25		560,000	543,200
GTH Finance BV:
6.25% 4/26/20 (c)		130,000	131,648
7.25% 4/26/23 (c)		1,180,000	1,209,151
Level 3 Financing, Inc.:
5.125% 5/1/23		575,000	554,875
5.375% 5/1/25		575,000	539,063
Oztel Holdings SPC Ltd. 5.625% 10/24/23 (c)		295,000	281,460
Sable International Finance Ltd. 6.875% 8/1/22 (c)		1,701,000	1,735,871
SFR Group SA:
7.375% 5/1/26 (c)		5,100,000	4,679,250
8.125% 2/1/27 (c)		370,000	348,725
Sprint Capital Corp.:
6.875% 11/15/28		1,497,000	1,414,665
8.75% 3/15/32		1,906,000	2,010,830
Telefonica Celular del Paraguay SA 6.75% 12/13/22 (c)		600,000	605,100
Telenet Finance Luxembourg Notes SARL 5.5% 3/1/28 (c)		1,400,000	1,267,000
Turk Telekomunikasyon A/S 3.75% 6/19/19 (c)		305,000	300,673
U.S. West Communications:
6.875% 9/15/33		170,000	151,973
7.25% 9/15/25		35,000	36,050
UPCB Finance IV Ltd. 5.375% 1/15/25 (c)		615,000	575,099
Virgin Media Finance PLC 4.875% 2/15/22		565,000	557,938
			21,439,368
Entertainment - 0.5%
Lions Gate Entertainment Corp. 5.875% 11/1/24 (c)		215,000	210,700
Netflix, Inc.:
4.375% 11/15/26		640,000	578,688
5.375% 2/1/21		230,000	232,875
5.75% 3/1/24		527,000	534,246
5.875% 2/15/25		1,395,000	1,407,206
5.875% 11/15/28 (c)		3,265,000	3,181,514
New Cotai LLC/New Cotai Capital Corp. 10.625% 5/1/19 pay-in-kind (b)(c)		1,992,665	1,095,966
WMG Acquisition Corp. 5.625% 4/15/22 (c)		92,000	91,770
			7,332,965
Media - 2.4%
Altice SA 7.625% 2/15/25 (c)		1,965,000	1,468,838
Block Communications, Inc. 6.875% 2/15/25 (c)		480,000	481,200
Cablevision SA 6.5% 6/15/21 (c)		200,000	192,750
CCO Holdings LLC/CCO Holdings Capital Corp.:
5% 2/1/28 (c)		2,685,000	2,470,200
5.125% 2/15/23		1,565,000	1,525,875
5.125% 5/1/23 (c)		720,000	700,200
5.125% 5/1/27 (c)		3,500,000	3,259,900
5.375% 5/1/25 (c)		720,000	690,300
5.5% 5/1/26 (c)		2,450,000	2,355,063
5.75% 9/1/23		500,000	497,500
5.75% 1/15/24		555,000	549,450
5.75% 2/15/26 (c)		1,030,000	1,009,400
5.875% 5/1/27 (c)		855,000	829,350
CSC Holdings LLC:
5.125% 12/15/21 (c)		1,490,000	1,460,200
5.375% 2/1/28 (c)		1,190,000	1,094,419
5.5% 5/15/26 (c)		2,555,000	2,408,088
7.5% 4/1/28 (c)		725,000	723,188
Globo Comunicacao e Participacoes SA:
4.843% 6/8/25 (c)		525,000	494,293
4.875% 4/11/22 (c)		250,000	247,253
5.125% 3/31/27 (c)		205,000	189,730
iHeartCommunications, Inc. 11.25% 3/1/21 (c)(d)		630,000	403,200
Liberty Media Corp.:
8.25% 2/1/30		1,610,000	1,569,750
8.5% 7/15/29		270,000	271,350
Nielsen Finance LLC/Nielsen Finance Co. 5% 4/15/22 (c)		295,000	281,725
Quebecor Media, Inc. 5.75% 1/15/23		790,000	793,950
Sirius XM Radio, Inc.:
4.625% 5/15/23 (c)		260,000	248,950
5% 8/1/27 (c)		735,000	671,606
5.375% 4/15/25 (c)		620,000	587,450
5.375% 7/15/26 (c)		620,000	579,700
Tegna, Inc. 5.5% 9/15/24 (c)		110,000	106,563
TV Azteca SA de CV 8.25% 8/9/24 (Reg. S)		1,900,000	1,824,019
Videotron Ltd. 5.125% 4/15/27 (c)		615,000	581,175
VTR Finance BV 6.875% 1/15/24 (c)		859,000	859,000
Ziggo Bond Finance BV 6% 1/15/27 (c)		635,000	555,625
Ziggo Secured Finance BV 5.5% 1/15/27 (c)		1,270,000	1,136,650
			33,117,910
Wireless Telecommunication Services - 1.0%
America Movil S.A.B. de CV 6.45% 12/5/22	MXN	12,930,000	580,647
Comcel Trust 6.875% 2/6/24 (c)		855,000	870,595
Digicel Group Ltd. 6.75% 3/1/23 (c)		350,000	276,938
Intelsat Jackson Holdings SA 5.5% 8/1/23		1,395,000	1,213,650
Millicom International Cellular SA 6% 3/15/25 (c)		360,000	355,687
MTN (Mauritius) Investments Ltd.:
5.373% 2/13/22 (c)		100,000	96,979
6.5% 10/13/26 (c)		230,000	223,761
MTS International Funding Ltd. 5% 5/30/23 (c)		240,000	233,592
Sprint Communications, Inc. 6% 11/15/22		1,410,000	1,383,675
Sprint Corp.:
7.125% 6/15/24		2,940,000	2,913,716
7.625% 2/15/25		1,655,000	1,655,000
7.625% 3/1/26		2,150,000	2,123,125
7.875% 9/15/23		1,505,000	1,544,506
TBG Global Pte. Ltd. 5.25% 2/10/22 (Reg. S)		400,000	391,346
			13,863,217
TOTAL COMMUNICATION SERVICES			75,753,460
CONSUMER DISCRETIONARY - 3.2%
Auto Components - 0.3%
Allison Transmission, Inc. 5% 10/1/24 (c)		635,000	609,600
Delphi Technologies PLC 5% 10/1/25 (c)		680,000	571,200
Exide Technologies 11% 4/30/22 pay-in-kind (b)(c)		607,440	485,952
Metalsa SA de CV 4.9% 4/24/23 (c)		1,640,000	1,559,902
Tenneco, Inc. 5% 7/15/26		450,000	346,163
			3,572,817
Automobiles - 0.2%
Renault SA 2% 9/28/26 (Reg. S)	EUR	2,000,000	2,264,286
Distributors - 0.0%
LKQ Corp. 4.75% 5/15/23		115,000	109,250
Hotels, Restaurants & Leisure - 2.1%
1011778 BC Unlimited Liability Co./New Red Finance, Inc. 5% 10/15/25 (c)		3,296,000	3,032,320
Boyd Gaming Corp.:
6% 8/15/26		325,000	303,875
6.375% 4/1/26		202,000	195,435
Cedar Fair LP/Canada's Wonderland Co. 5.375% 4/15/27		345,000	326,025
Choice Hotels International, Inc. 5.75% 7/1/22		145,000	147,900
Churchill Downs, Inc. 4.75% 1/15/28 (c)		465,000	420,686
Delta Merger Sub, Inc. 6% 9/15/26 (c)		400,000	378,000
Eldorado Resorts, Inc. 6% 4/1/25		1,125,000	1,085,220
FelCor Lodging LP 6% 6/1/25		565,000	577,713
GLP Capital LP/GLP Financing II, Inc.:
5.25% 6/1/25		615,000	610,646
5.75% 6/1/28		485,000	489,850
Golden Nugget, Inc.:
6.75% 10/15/24 (c)		1,200,000	1,131,000
8.75% 10/1/25 (c)		1,235,000	1,188,688
Hilton Domestic Operating Co., Inc. 5.125% 5/1/26 (c)		925,000	888,000
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp.:
4.625% 4/1/25		925,000	876,438
4.875% 4/1/27		435,000	407,813
International Game Technology PLC 6.25% 1/15/27 (c)		830,000	796,800
Jacobs Entertainment, Inc. 7.875% 2/1/24 (c)		150,000	154,500
KFC Holding Co./Pizza Hut Holding LLC:
4.75% 6/1/27 (c)		475,000	441,750
5% 6/1/24 (c)		475,000	458,375
5.25% 6/1/26 (c)		3,225,000	3,120,284
LHMC Finco SARL 7.875% 12/20/23 (c)		600,000	592,680
LTF Merger Sub, Inc. 8.5% 6/15/23 (c)		380,000	384,750
Marriott Ownership Resorts, Inc. 6.5% 9/15/26 (c)		460,000	443,900
MCE Finance Ltd. 4.875% 6/6/25 (c)		1,502,000	1,379,270
Merlin Entertainments PLC 5.75% 6/15/26 (c)		615,000	607,313
MGM Growth Properties Operating Partnership LP 5.625% 5/1/24		365,000	361,350
MGM Mirage, Inc.:
4.625% 9/1/26		460,000	412,850
5.75% 6/15/25		1,265,000	1,203,774
Penn National Gaming, Inc. 5.625% 1/15/27 (c)		120,000	107,400
Silversea Cruises 7.25% 2/1/25 (c)		255,000	269,586
Six Flags Entertainment Corp.:
4.875% 7/31/24 (c)		715,000	673,888
5.5% 4/15/27(c)		380,000	358,150
Stars Group Holdings BV 7% 7/15/26 (c)		785,000	763,413
Station Casinos LLC 5% 10/1/25 (c)		620,000	561,100
Studio City Co. Ltd.:
5.875% 11/30/19 (c)		420,000	423,150
7.25% 11/30/21 (c)		1,085,000	1,105,214
Viking Cruises Ltd. 5.875% 9/15/27 (c)		595,000	554,838
Voc Escrow Ltd. 5% 2/15/28 (c)		545,000	502,763
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.25% 5/15/27 (c)		480,000	422,400
Wynn Macau Ltd.:
4.875% 10/1/24 (c)		725,000	645,250
5.5% 10/1/27 (c)		1,170,000	1,017,900
			29,822,257
Household Durables - 0.3%
Lennar Corp. 4.75% 11/29/27		620,000	559,550
LGI Homes, Inc. 6.875% 7/15/26 (c)		605,000	542,988
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA:
5.125% 7/15/23 (c)		285,000	271,463
7% 7/15/24 (c)		360,000	342,900
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 5.875% 4/15/23 (c)		435,000	419,775
Toll Brothers Finance Corp. 4.375% 4/15/23		281,000	263,438
TRI Pointe Homes, Inc.:
4.375% 6/15/19		320,000	317,600
5.875% 6/15/24		780,000	696,150
William Lyon Homes, Inc.:
5.875% 1/31/25		380,000	323,000
6% 9/1/23		375,000	337,500
			4,074,364
Internet & Direct Marketing Retail - 0.3%
Netflix, Inc. 4.875% 4/15/28		1,465,000	1,336,520
Zayo Group LLC/Zayo Capital, Inc.:
5.75% 1/15/27 (c)		1,605,000	1,432,463
6% 4/1/23		580,000	548,825
6.375% 5/15/25		120,000	111,600
			3,429,408
Specialty Retail - 0.0%
Penske Automotive Group, Inc. 5.5% 5/15/26		460,000	427,800
Sonic Automotive, Inc. 6.125% 3/15/27		160,000	140,000
			567,800
TOTAL CONSUMER DISCRETIONARY			43,840,182
CONSUMER STAPLES - 1.2%
Beverages - 0.0%
Central American Bottling Corp. 5.75% 1/31/27 (c)		105,000	102,769
Food & Staples Retailing - 0.1%
ESAL GmbH 6.25% 2/5/23 (c)		1,770,000	1,752,318
Food Products - 1.0%
B&G Foods, Inc. 4.625% 6/1/21		565,000	550,875
CF Industries Holdings, Inc.:
4.95% 6/1/43		610,000	472,750
5.15% 3/15/34		615,000	516,600
5.375% 3/15/44		615,000	498,150
JBS Investments GmbH 7.25% 4/3/24 (c)		2,205,000	2,222,662
JBS Investments II GmbH 7% 1/15/26 (c)		760,000	744,800
JBS U.S.A. LLC/JBS U.S.A. Finance, Inc.:
5.75% 6/15/25 (c)		1,030,000	983,650
5.875% 7/15/24 (c)		1,812,000	1,775,760
6.75% 2/15/28 (c)		925,000	901,875
Lamb Weston Holdings, Inc.:
4.625% 11/1/24 (c)		425,000	413,313
4.875% 11/1/26 (c)		430,000	412,800
Pilgrim's Pride Corp. 5.75% 3/15/25 (c)		925,000	867,188
Post Holdings, Inc.:
5% 8/15/26 (c)		2,440,000	2,220,400
5.5% 3/1/25 (c)		530,000	508,699
5.75% 3/1/27 (c)		405,000	379,688
			13,469,210
Personal Products - 0.1%
First Quality Finance Co., Inc. 5% 7/1/25 (c)		490,000	438,550
Prestige Brands, Inc. 5.375% 12/15/21 (c)		725,000	708,688
			1,147,238
TOTAL CONSUMER STAPLES			16,471,535
ENERGY - 6.4%
Energy Equipment & Services - 0.8%
Borets Finance DAC 6.5% 4/7/22 (c)		635,000	622,008
Compressco Partners LP/Compressco Finance, Inc. 7.5% 4/1/25 (c)		615,000	571,950
Ensco PLC:
4.5% 10/1/24		665,000	432,250
5.2% 3/15/25		275,000	182,875
5.75% 10/1/44		600,000	335,328
7.75% 2/1/26		375,000	277,500
Exterran Energy Solutions LP 8.125% 5/1/25		575,000	552,000
Exterran Partners LP/EXLP Finance Corp. 6% 10/1/22		385,000	361,900
Forum Energy Technologies, Inc. 6.25% 10/1/21		715,000	629,200
Jonah Energy LLC 7.25% 10/15/25 (c)		725,000	464,000
Noble Holding International Ltd. 8.95% 4/1/45 (b)		120,000	91,200
SESI LLC 7.75% 9/15/24		365,000	290,175
Southern Gas Corridor CJSC 6.875% 3/24/26 (c)		535,000	577,821
Summit Midstream Holdings LLC 5.75% 4/15/25		440,000	404,800
The Oil and Gas Holding Co.:
7.5% 10/25/27 (c)		515,000	507,275
7.625% 11/7/24 (c)		200,000	205,100
Transocean Guardian Ltd. 5.875% 1/15/24 (c)		860,000	823,450
Transocean Pontus Ltd. 6.125% 8/1/25 (c)		535,000	516,275
Transocean, Inc.:
7.25% 11/1/25 (c)		590,000	514,775
7.5% 1/15/26 (c)		645,000	565,988
9% 7/15/23 (c)		1,330,000	1,323,350
Trinidad Drilling Ltd. 6.625% 2/15/25 (c)		250,000	252,125
Unit Corp. 6.625% 5/15/21		120,000	109,200
Weatherford International, Inc. 9.875% 3/1/25 (c)		250,000	151,875
			10,762,420
Oil, Gas & Consumable Fuels - 5.6%
American Energy-Permian Basin LLC/AEPB Finance Corp. 13% 11/30/20 (c)		940,000	977,600
Antero Midstream Partners LP/Antero Midstream Finance Corp. 5.375% 9/15/24		245,000	228,463
Antero Resources Corp.:
5.125% 12/1/22		45,000	42,300
5.625% 6/1/23 (Reg. S)		560,000	532,000
Antero Resources Finance Corp. 5.375% 11/1/21		295,000	284,675
Callon Petroleum Co. 6.125% 10/1/24		225,000	209,250
Carrizo Oil & Gas, Inc. 6.25% 4/15/23		380,000	351,500
Cheniere Corpus Christi Holdings LLC:
5.125% 6/30/27		630,000	594,752
5.875% 3/31/25		790,000	786,050
7% 6/30/24		710,000	749,050
Cheniere Energy Partners LP 5.625% 10/1/26 (c)		590,000	551,650
Chesapeake Energy Corp. 8% 1/15/25		345,000	304,463
Citgo Holding, Inc. 10.75% 2/15/20 (c)		3,212,000	3,276,240
CNX Midstream Partners LP 6.5% 3/15/26 (c)		335,000	318,250
Comstock Escrow Corp. 9.75% 8/15/26 (c)		2,230,000	1,884,350
Consolidated Energy Finance SA:
3 month U.S. LIBOR + 3.750% 6.5382% 6/15/22 (b)(c)(e)		155,000	154,612
6.5% 5/15/26 (c)		615,000	588,863
6.875% 6/15/25 (c)		310,000	295,185
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.:
5.75% 4/1/25		465,000	431,288
6.25% 4/1/23		1,975,000	1,900,938
CVR Refining LLC/Coffeyville Finance, Inc. 6.5% 11/1/22		1,070,000	1,053,950
DCP Midstream LLC 5.85% 5/21/43 (b)(c)		885,000	708,000
Denbury Resources, Inc.:
4.625% 7/15/23		705,000	414,188
5.5% 5/1/22		1,945,000	1,283,700
6.375% 8/15/21		1,050,000	763,875
7.5% 2/15/24 (c)		1,350,000	1,086,750
9% 5/15/21 (c)		2,250,000	2,103,750
9.25% 3/31/22 (c)		270,000	249,075
Diamondback Energy, Inc.:
4.75% 11/1/24		540,000	521,100
5.375% 5/31/25		255,000	248,625
DTEK Finance PLC 10.75% 12/31/24 pay-in-kind (b)		1,465,000	1,345,749
Endeavor Energy Resources LP/EER Finance, Inc.:
5.5% 1/30/26 (c)		265,000	271,625
5.75% 1/30/28 (c)		265,000	270,353
Energy Transfer Equity LP 5.5% 6/1/27		860,000	838,500
EnLink Midstream Partners LP:
4.15% 6/1/25		465,000	419,395
4.4% 4/1/24		460,000	433,466
EP Energy LLC/Everest Acquisition Finance, Inc.:
7.75% 5/15/26 (c)		2,990,000	2,646,150
8% 11/29/24 (c)		475,000	353,875
Extraction Oil & Gas, Inc. 7.375% 5/15/24 (c)		365,000	301,125
Frontera Energy Corp. 9.7% 6/25/23 (c)		485,000	478,331
Genesis Energy LP/Genesis Energy Finance Corp. 6.25% 5/15/26		465,000	398,738
Georgian Oil & Gas Corp. 6.75% 4/26/21 (c)		465,000	465,167
Global Partners LP/GLP Finance Corp.:
6.25% 7/15/22		130,000	122,850
7% 6/15/23		580,000	551,000
Gran Tierra Energy International Holdings Ltd. 6.25% 2/15/25 (c)		225,000	208,969
Hess Infrastructure Partners LP 5.625% 2/15/26 (c)		795,000	769,163
Hilcorp Energy I LP/Hilcorp Finance Co.:
5% 12/1/24 (c)		510,000	451,350
5.75% 10/1/25 (c)		580,000	516,200
6.25% 11/1/28 (c)		590,000	519,200
Holly Energy Partners LP/Holly Finance Corp. 6% 8/1/24 (c)		390,000	382,200
Indigo Natural Resources LLC 6.875% 2/15/26 (c)		710,000	610,600
Indika Energy Capital II Pte. Ltd. 6.875% 4/10/22 (c)		880,000	881,609
KazMunaiGaz Finance Sub BV 4.75% 4/24/25 (c)		225,000	222,750
Kosmos Energy Ltd.:
7.875% 8/1/21 (c)		1,140,000	1,128,600
7.875% 8/1/21 (c)		1,020,000	1,014,900
Magnolia Oil & Gas Operating LLC 6% 8/1/26 (c)		300,000	289,500
Medco Strait Services Pte. Ltd. 8.5% 8/17/22 (c)		205,000	199,702
Murphy Oil U.S.A., Inc. 5.625% 5/1/27		305,000	292,800
Newfield Exploration Co.:
5.375% 1/1/26		475,000	465,500
5.625% 7/1/24		75,000	75,938
NGL Energy Partners LP/NGL Energy Finance Corp. 6.125% 3/1/25		625,000	537,500
NGPL PipeCo LLC:
4.375% 8/15/22 (c)		150,000	147,000
4.875% 8/15/27 (c)		150,000	141,375
Nine Energy Service, Inc. 8.75% 11/1/23 (c)		300,000	285,000
Nostrum Oil & Gas Finance BV 8% 7/25/22 (c)		2,080,000	1,395,722
Pan American Energy LLC 7.875% 5/7/21 (c)		815,000	816,019
Parsley Energy LLC/Parsley:
5.25% 8/15/25 (c)		380,000	343,900
5.625% 10/15/27 (c)		300,000	272,625
6.25% 6/1/24 (c)		420,000	407,400
PBF Holding Co. LLC/PBF Finance Corp.:
7% 11/15/23		1,695,000	1,618,725
7.25% 6/15/25		1,145,000	1,076,300
PBF Logistics LP/PBF Logistics Finance, Inc. 6.875% 5/15/23		435,000	427,388
PDC Energy, Inc. 6.125% 9/15/24		200,000	185,000
Pemex Project Funding Master Trust:
6.625% 6/15/35		1,640,000	1,431,720
8.625% 12/1/23 (b)		250,000	264,958
Petrobras Energia SA 7.375% 7/21/23 (c)		315,000	282,933
Petrobras Global Finance BV:
5.999% 1/27/28		321,000	302,225
6.125% 1/17/22		100,000	102,625
6.25% 3/17/24		620,000	628,990
8.75% 5/23/26		2,855,000	3,201,883
Petrobras International Finance Co. Ltd. 6.875% 1/20/40		119,000	113,230
Petroleos de Venezuela SA:
5.375% 4/12/27 (d)		480,000	69,552
6% 5/16/24 (c)(d)		385,000	56,788
6% 11/15/26 (c)(d)		930,000	137,175
12.75% 2/17/22 (c)(d)		110,000	20,911
Petroleos Mexicanos:
4.875% 1/18/24		220,000	205,040
6.375% 1/23/45		815,000	656,075
6.5% 3/13/27		440,000	413,600
6.5% 6/2/41		2,705,000	2,239,740
6.625% (c)(f)		575,000	472,938
6.75% 9/21/47		1,853,000	1,532,227
PT Pertamina Persero 6.5% 5/27/41 (c)		175,000	183,345
QEP Resources, Inc. 5.25% 5/1/23		610,000	539,850
Range Resources Corp. 5% 3/15/23		960,000	844,800
Sabine Pass Liquefaction LLC 5% 3/15/27		480,000	481,842
Sanchez Energy Corp.:
6.125% 1/15/23		1,675,000	301,500
7.25% 2/15/23 (c)		1,185,000	965,775
SemGroup Corp.:
6.375% 3/15/25		310,000	285,975
7.25% 3/15/26		580,000	542,300
SM Energy Co.:
5.625% 6/1/25		280,000	243,600
6.625% 1/15/27		465,000	413,850
6.75% 9/15/26		250,000	223,750
Southern Star Central Corp. 5.125% 7/15/22 (c)		320,000	307,200
Southwestern Energy Co.:
4.1% 3/15/22		820,000	746,200
7.5% 4/1/26		470,000	444,150
7.75% 10/1/27		420,000	399,000
SRC Energy, Inc. 6.25% 12/1/25		380,000	315,400
Sunoco LP/Sunoco Finance Corp.:
4.875% 1/15/23		465,000	453,375
5.5% 2/15/26		595,000	563,763
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
5% 1/15/28		620,000	561,100
5.125% 2/1/25		320,000	300,000
5.375% 2/1/27		320,000	300,000
5.875% 4/15/26 (c)		925,000	899,563
Teine Energy Ltd. 6.875% 9/30/22 (c)		590,000	572,300
Tennessee Gas Pipeline Co. 7.625% 4/1/37		50,000	59,141
Tesoro Logistics LP/Tesoro Logistics Finance Corp. 6.375% 5/1/24		245,000	252,963
Transportadora de Gas del Sur SA 6.75% 5/2/25 (c)		540,000	490,730
Tullow Oil PLC 7% 3/1/25 (c)		280,000	260,316
Ultra Resources, Inc. 11% 7/12/24 pay-in-kind		532,000	399,000
W&T Offshore, Inc. 9.75% 11/1/23 (c)		2,005,000	1,754,375
Whiting Petroleum Corp. 6.625% 1/15/26		425,000	364,438
WPX Energy, Inc.:
5.25% 9/15/24		490,000	443,450
5.75% 6/1/26		465,000	420,825
6% 1/15/22		730,000	709,925
YPF SA:
8.5% 3/23/21 (c)		245,000	241,938
8.75% 4/4/24 (c)		2,320,000	2,180,800
			78,072,900
TOTAL ENERGY			88,835,320
FINANCIALS - 7.8%
Banks - 2.3%
Access Bank PLC 9.25% 6/24/21 (b)(c)		545,000	540,913
Akbank TAS/Ak Finansal Kiralama A/S:
4% 1/24/20 (c)		505,000	495,910
7.2% 3/16/27 (b)(c)		330,000	289,645
Banco de Bogota SA 6.25% 5/12/26 (c)		270,000	273,040
Banco de Reservas de La Republica Dominicana 7% 2/1/23 (c)		300,000	300,000
Banco Do Brasil SA:
4.625% 1/15/25 (c)		170,000	161,288
4.875% 4/19/23 (c)		280,000	275,576
Banco Hipotecario SA 9.75% 11/30/20 (c)		1,805,000	1,764,388
Banco Macro SA 6.75% 11/4/26 (b)(c)		1,170,000	944,775
Banque Centrale de Tunisie 5.75% 1/30/25 (c)		250,000	209,710
Barclays PLC 2% 2/7/28 (Reg. S) (b)	EUR	2,850,000	3,019,047
BBVA Bancomer SA 7.25% 4/22/20 (c)		475,000	491,863
Biz Finance PLC 9.625% 4/27/22 (c)		1,010,000	987,982
BTA Bank JSC 5.5% 12/21/22 (c)		227,000	222,455
CaixaBank SA 2.75% 7/14/28 (Reg. S) (b)	EUR	1,700,000	1,910,810
CBOM Finance PLC 5.55% 2/14/23 (c)		300,000	280,742
CIT Group, Inc. 5% 8/15/22		341,000	336,311
Development Bank of Mongolia 7.25% 10/23/23 (c)		200,000	196,308
Export Credit Bank of Turkey 5.875% 4/24/19 (c)		210,000	209,303
Export-Import Bank of Korea 6.2% 8/7/21 (c)	INR	21,900,000	303,696
Fidelity Bank PLC 10.5% 10/16/22 (c)		510,000	510,714
HBOS PLC 4.5% 3/18/30 (b)	EUR	1,350,000	1,612,115
Intesa Sanpaolo SpA 3.928% 9/15/26 (Reg. S)	EUR	400,000	458,014
Itau Unibanco Holding SA:
5.125% 5/13/23 (Reg. S)		530,000	531,860
5.5% 8/6/22 (c)		490,000	501,025
JSC BGEO Group 6% 7/26/23 (c)		800,000	776,128
Lloyds Banking Group PLC 0.625% 1/15/24 (b)	EUR	1,750,000	1,908,826
Oschadbank Via SSB #1 PLC 9.375% 3/10/23 (c)		200,000	196,841
SB Capital SA 5.5% 2/26/24 (b)(c)		435,000	435,000
T.C. Ziraat Bankasi A/S:
4.25% 7/3/19 (c)		20,000	19,745
4.75% 4/29/21 (c)		115,000	108,398
Trade and Development Bank of Mongolia LLC 9.375% 5/19/20 (c)		580,000	603,792
Turkiye Garanti Bankasi A/S:
4.75% 10/17/19 (c)		185,000	182,484
6.125% 5/24/27 (b)(c)		360,000	307,397
6.25% 4/20/21 (c)		250,000	247,705
Turkiye Is Bankasi A/S 5.5% 4/21/22 (c)		360,000	325,469
Turkiye Vakiflar Bankasi TAO:
5.75% 1/30/23 (c)		935,000	820,694
6.875% 2/3/25 (Reg. S) (b)		350,000	296,111
UniCredit SpA:
3 month EURIBOR + 2.750% 2.432% 5/3/25 (b)(e)	EUR	610,000	666,104
6.95% 10/31/22 (Reg. S)	EUR	4,300,000	5,513,725
Zenith Bank PLC:
6.25% 4/22/19 (c)		1,705,000	1,700,512
7.375% 5/30/22 (c)		1,135,000	1,125,346
			32,061,767
Capital Markets - 0.2%
AssuredPartners, Inc. 7% 8/15/25 (c)		245,000	220,814
Balboa Merger Sub, Inc. 11.375% 12/1/21 (c)		1,260,000	1,319,850
CyrusOne LP/CyrusOne Finance Corp.:
5% 3/15/24		165,000	161,700
5.375% 3/15/27		140,000	135,800
MSCI, Inc.:
5.25% 11/15/24 (c)		345,000	343,275
5.75% 8/15/25 (c)		365,000	367,738
			2,549,177
Consumer Finance - 2.7%
Ally Financial, Inc.:
4.125% 2/13/22		1,075,000	1,044,094
4.625% 3/30/25		1,915,000	1,855,156
5.125% 9/30/24		2,750,000	2,729,375
8% 11/1/31		823,000	911,473
8% 11/1/31		16,143,000	17,918,730
Credito Real S.A.B. de CV 7.5% 3/13/19 (c)		100,000	99,625
Navient Corp.:
5.875% 10/25/24		2,745,000	2,292,075
6.5% 6/15/22		470,000	430,464
7.25% 9/25/23		285,000	261,488
SLM Corp.:
5.5% 1/25/23		1,685,000	1,474,375
6.125% 3/25/24		830,000	711,725
7.25% 1/25/22		2,650,000	2,557,250
Springleaf Financial Corp.:
6.875% 3/15/25		2,580,000	2,309,100
7.125% 3/15/26		3,405,000	2,998,784
			37,593,714
Diversified Financial Services - 1.4%
1MDB Global Investments Ltd. 4.4% 3/9/23		1,000,000	895,250
Cimpor Financial Operations BV 5.75% 7/17/24 (c)		890,000	738,700
Eagle Intermediate Global Holding BV 7.5% 5/1/25 (c)		235,000	219,843
Grinding Media, Inc./MC Grinding Media Canada, Inc. 7.375% 12/15/23 (c)		390,000	377,325
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
5.875% 2/1/22		3,370,000	3,302,600
6% 8/1/20		995,000	993,756
6.25% 2/1/22		1,050,000	1,036,875
6.375% 12/15/25		2,785,000	2,680,563
6.75% 2/1/24		535,000	529,650
j2 Cloud Services LLC/j2 Global Communications, Inc. 6% 7/15/25 (c)		410,000	400,775
James Hardie International Finance Ltd.:
4.75% 1/15/25 (c)		450,000	409,500
5% 1/15/28 (c)		455,000	389,025
PT Bukit Makmur Mandiri Utama 7.75% 2/13/22 (c)		700,000	697,456
Sistema International Funding SA 6.95% 5/17/19 (c)		840,000	843,494
Solera LLC/Solera Finance, Inc. 10.5% 3/1/24 (c)		1,590,000	1,693,350
Sparc Em Spc 0% 12/5/22 (c)		170,833	154,819
Starfruit Finco BV / Starfruit U.S. Holdco LLC 8% 10/1/26 (c)		1,185,000	1,096,125
TMK Capital SA:
6.75% 4/3/20 (c)		40,000	40,566
6.75% 4/3/20 (Reg. S)		200,000	202,832
Valvoline, Inc. 5.5% 7/15/24		230,000	224,825
Venator Finance SARL/Venator Capital Management Ltd. 5.75% 7/15/25 (c)		525,000	420,000
Wendel SA 2.75% 10/2/24 (Reg. S)	EUR	1,600,000	1,884,718
			19,232,047
Insurance - 0.9%
Acrisure LLC / Acrisure Finance, Inc. 7% 11/15/25 (c)		910,000	775,775
Alliant Holdings Co.-Issuer, Inc./Wayne Merger Sub LLC 8.25% 8/1/23 (c)		695,000	689,350
AmWINS Group, Inc. 7.75% 7/1/26 (c)		300,000	283,500
Assicurazioni Generali SpA 7.75% 12/12/42 (b)	EUR	3,200,000	4,262,168
Aviva PLC 6.125% 7/5/43 (b)	EUR	817,000	1,040,216
Centene Escrow Corp. 5.375% 6/1/26 (c)		1,545,000	1,502,513
Credit Agricole Assurances SA 2.625% 1/29/48 (b)	EUR	3,100,000	3,083,510
HUB International Ltd. 7% 5/1/26 (c)		595,000	539,963
USIS Merger Sub, Inc. 6.875% 5/1/25 (c)		615,000	565,160
			12,742,155
Mortgage Real Estate Investment Trusts - 0.0%
Starwood Property Trust, Inc. 4.75% 3/15/25		595,000	535,500
Thrifts & Mortgage Finance - 0.3%
Nationwide Building Society 2% 7/25/29 (Reg. S) (b)	EUR	3,571,000	3,788,500
TOTAL FINANCIALS			108,502,860
HEALTH CARE - 2.9%
Health Care Equipment & Supplies - 0.1%
Hill-Rom Holdings, Inc. 5.75% 9/1/23 (c)		290,000	290,000
Hologic, Inc.:
4.375% 10/15/25 (c)		320,000	297,600
4.625% 2/1/28 (c)		215,000	193,500
Teleflex, Inc. 4.625% 11/15/27		255,000	235,393
			1,016,493
Health Care Providers & Services - 1.9%
Community Health Systems, Inc.:
6.875% 2/1/22		2,265,000	1,030,575
8.125% 6/30/24 (c)		2,377,000	1,735,210
8.625% 1/15/24 (c)		2,400,000	2,370,000
11% 6/30/23 (c)(g)		1,030,000	793,100
Encompass Health Corp.:
5.125% 3/15/23		330,000	323,400
5.75% 11/1/24		1,135,000	1,123,650
Enterprise Merger Sub, Inc. 8.75% 10/15/26 (c)		1,775,000	1,535,375
HCA Holdings, Inc.:
4.75% 5/1/23		630,000	620,550
5.25% 6/15/26		750,000	744,375
5.375% 2/1/25		1,010,000	984,750
5.375% 9/1/26		635,000	605,727
5.625% 9/1/28		775,000	736,405
5.875% 3/15/22		1,915,000	1,962,875
5.875% 5/1/23		1,925,000	1,949,063
5.875% 2/15/26		2,635,000	2,621,825
6.5% 2/15/20		2,410,000	2,470,250
MPH Acquisition Holdings LLC 7.125% 6/1/24 (c)		335,000	312,388
Polaris Intermediate Corp. 8.5% 12/1/22 pay-in-kind (b)(c)		1,105,000	1,007,893
Quintiles Transnational Corp. 4.875% 5/15/23 (c)		445,000	436,100
Sabra Health Care LP/Sabra Capital Corp. 5.375% 6/1/23		260,000	256,100
Tenet Healthcare Corp.:
4.625% 7/15/24		305,000	283,650
5.125% 5/1/25		305,000	284,413
7.5% 1/1/22 (c)		365,000	370,475
Vizient, Inc. 10.375% 3/1/24 (c)		660,000	699,600
Wellcare Health Plans, Inc.:
5.25% 4/1/25		475,000	457,188
5.375% 8/15/26 (c)		385,000	371,525
West Street Merger Sub, Inc. 6.375% 9/1/25 (c)		305,000	269,925
			26,356,387
Pharmaceuticals - 0.9%
Catalent Pharma Solutions 4.875% 1/15/26 (c)		205,000	194,238
Inventiv Group Holdings, Inc. / Investment 7.5% 10/1/24 (c)		228,000	237,120
NVA Holdings, Inc. 6.875% 4/1/26 (c)		330,000	295,350
Teva Pharmaceutical Finance Co. BV:
2.95% 12/18/22		250,000	221,090
3.65% 11/10/21		175,000	165,799
Teva Pharmaceutical Finance IV BV 3.65% 11/10/21		760,000	720,040
Teva Pharmaceutical Finance IV LLC 2.25% 3/18/20		310,000	301,674
Valeant Pharmaceuticals International, Inc.:
5.5% 11/1/25 (c)		4,578,000	4,268,985
5.875% 5/15/23 (c)		2,165,000	2,002,625
6.5% 3/15/22 (c)		620,000	624,080
7% 3/15/24 (c)		925,000	934,250
8.5% 1/31/27 (c)		620,000	601,400
9% 12/15/25 (c)		2,415,000	2,402,925
			12,969,576
TOTAL HEALTH CARE			40,342,456
INDUSTRIALS - 1.4%
Aerospace & Defense - 0.4%
BBA U.S. Holdings, Inc. 5.375% 5/1/26 (c)		225,000	213,185
BWX Technologies, Inc. 5.375% 7/15/26 (c)		430,000	413,746
DAE Funding LLC 4% 8/1/20 (c)		260,000	253,500
TransDigm UK Holdings PLC 6.875% 5/15/26 (c)		1,805,000	1,719,263
TransDigm, Inc.:
6.375% 6/15/26		2,825,000	2,627,250
6.5% 5/15/25		835,000	797,425
			6,024,369
Air Freight & Logistics - 0.1%
Rumo Luxembourg Sarl 7.375% 2/9/24 (c)		955,000	995,492
XPO Logistics, Inc. 6.125% 9/1/23 (c)		490,000	471,625
			1,467,117
Airlines - 0.1%
Air Canada 2013-1 Pass Through Trust 5.375% 11/15/22 (c)		113,937	115,167
Allegiant Travel Co. 5.5% 7/15/19		160,000	160,000
Azul Investments LLP 5.875% 10/26/24 (c)		300,000	280,128
Continental Airlines, Inc. pass-thru trust certificates 6.903% 4/19/22		10,814	11,112
Delta Air Lines, Inc. pass-thru trust certificates 8.021% 2/10/24		100,105	108,924
Hawaiian Airlines pass-thru certificates Series 2013-1 Class B, 4.95% 7/15/23		201,937	201,412
Mexico City Airport Trust 5.5% 10/31/46 (c)		225,000	198,000
U.S. Airways pass-thru certificates:
Series 2011-1 Class A, 7.125% 10/22/23		272,894	297,809
Series 2012-2 Class B, 6.75% 6/3/21		140,889	146,242
Series 2013-1 Class B, 5.375% 11/15/21		188,282	193,993
			1,712,787
Building Products - 0.0%
USG Corp. 4.875% 6/1/27 (c)		160,000	161,200
Commercial Services & Supplies - 0.4%
ADS Waste Holdings, Inc. 5.625% 11/15/24 (c)		565,000	552,288
CD&R Waterworks Merger Sub LLC 6.125% 8/15/25 (c)		240,000	213,000
Covanta Holding Corp.:
5.875% 3/1/24		1,870,000	1,757,800
5.875% 7/1/25		165,000	151,800
6% 1/1/27		585,000	523,575
KAR Auction Services, Inc. 5.125% 6/1/25 (c)		525,000	473,813
Kissner Holdings LP/Kissner Milling Co. Ltd./BSC Holding, Inc./Kissner U.S.A. 8.375% 12/1/22 (c)		530,000	527,350
Ritchie Brothers Auctioneers, Inc. 5.375% 1/15/25 (c)		190,000	184,300
Tervita Escrow Corp. 7.625% 12/1/21 (c)		280,000	266,700
The Brink's Co. 4.625% 10/15/27 (c)		620,000	565,893
			5,216,519
Construction & Engineering - 0.1%
AECOM 5.125% 3/15/27		625,000	534,375
Cementos Progreso Trust 7.125% 11/6/23 (c)		390,000	400,725
Odebrecht Finance Ltd.:
4.375% 4/25/25 (c)(d)		1,530,000	200,813
5.25% 6/27/29 (c)(d)		580,000	78,880
7.125% 6/26/42 (c)(d)		1,406,000	196,840
			1,411,633
Electrical Equipment - 0.0%
Sensata Technologies BV 5% 10/1/25 (c)		575,000	540,500
Industrial Conglomerates - 0.0%
Turk Sise ve Cam Fabrikalari A/S 4.25% 5/9/20 (c)		110,000	106,565
Machinery - 0.0%
Stevens Holding Co., Inc. 6.125% 10/1/26 (c)		155,000	152,675
Marine - 0.1%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S., Inc. 8.125% 11/15/21 (c)		150,000	112,500
Navios South American Logistics, Inc./Navios Logistics Finance U.S., Inc. 7.25% 5/1/22 (c)		490,000	443,450
			555,950
Professional Services - 0.0%
IHS Markit Ltd.:
4% 3/1/26 (c)		275,000	255,750
4.75% 2/15/25 (c)		225,000	221,344
			477,094
Road & Rail - 0.0%
JSC Georgian Railway 7.75% 7/11/22 (c)		180,000	185,864
Trading Companies & Distributors - 0.1%
Avantor, Inc. 6% 10/1/24 (c)		625,000	614,063
FLY Leasing Ltd. 5.25% 10/15/24		490,000	442,225
United Rentals North America, Inc. 5.5% 5/15/27		405,000	375,638
			1,431,926
Transportation Infrastructure - 0.1%
Aeropuertos Argentina 2000 SA 6.875% 2/1/27 (c)		590,000	544,275
TOTAL INDUSTRIALS			19,988,474
INFORMATION TECHNOLOGY - 0.7%
Communications Equipment - 0.2%
Banglalink Digital Communications Ltd.:
8.625% 5/6/19 (c)		1,835,000	1,844,359
8.625% 5/6/19 (Reg. S)		200,000	201,020
			2,045,379
Electronic Equipment & Components - 0.0%
TTM Technologies, Inc. 5.625% 10/1/25 (c)		210,000	195,300
Internet Software & Services - 0.0%
Camelot Finance SA 7.875% 10/15/24 (c)		280,000	270,200
IT Services - 0.1%
CDW LLC/CDW Finance Corp.:
5% 9/1/23		565,000	555,113
5% 9/1/25		335,000	320,763
GTT Communications, Inc. 7.875% 12/31/24 (c)		300,000	259,500
			1,135,376
Semiconductors & Semiconductor Equipment - 0.1%
Qorvo, Inc. 5.5% 7/15/26(c)		300,000	286,500
Sensata Technologies UK Financing Co. PLC 6.25% 2/15/26 (c)		585,000	587,925
Versum Materials, Inc. 5.5% 9/30/24 (c)		330,000	326,700
			1,201,125
Software - 0.3%
Ascend Learning LLC 6.875% 8/1/25 (c)		210,000	201,075
CDK Global, Inc. 5.875% 6/15/26		225,000	225,911
Ensemble S Merger Sub, Inc. 9% 9/30/23 (c)		970,000	970,000
JDA Escrow LLC/JDA Bond Finance, Inc. 7.375% 10/15/24 (c)		225,000	226,688
Open Text Corp. 5.875% 6/1/26 (c)		465,000	455,700
Parametric Technology Corp. 6% 5/15/24		190,000	190,950
Symantec Corp. 5% 4/15/25 (c)		530,000	494,523
Uber Technologies, Inc.:
7.5% 11/1/23 (c)		830,000	803,025
8% 11/1/26 (c)		1,180,000	1,138,700
			4,706,572
TOTAL INFORMATION TECHNOLOGY			9,553,952
MATERIALS - 2.5%
Chemicals - 0.6%
Braskem Finance Ltd. 5.375% 5/2/22 (c)		315,000	320,516
Hexion, Inc. 10.375% 2/1/22 (c)		235,000	187,413
LSB Industries, Inc. 9.625% 5/1/23 (c)		310,000	314,650
NOVA Chemicals Corp.:
4.875% 6/1/24 (c)		770,000	694,925
5.25% 6/1/27 (c)		660,000	584,100
OCI NV 6.625% 4/15/23 (c)		270,000	265,275
OCP SA 5.625% 4/25/24 (c)		200,000	204,500
Petkim Petrokimya Holding A/S 5.875% 1/26/23 (c)		740,000	671,526
Platform Specialty Products Corp.:
5.875% 12/1/25 (c)		945,000	883,575
6.5% 2/1/22 (c)		555,000	555,000
SABIC Capital II BV 4% 10/10/23 (c)		320,000	318,400
Sasol Financing U.S.A. LLC 5.875% 3/27/24		305,000	304,336
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp. 7.5% 6/15/25 (c)		495,000	469,013
The Chemours Co. LLC 5.375% 5/15/27		910,000	819,000
TPC Group, Inc. 8.75% 12/15/20 (c)		765,000	726,750
Tronox Finance PLC 5.75% 10/1/25 (c)		285,000	230,850
			7,549,829
Construction Materials - 0.2%
CEMEX Finance LLC 6% 4/1/24 (c)		200,000	198,748
CEMEX S.A.B. de CV 7.75% 4/16/26 (c)		480,000	504,605
Holcim Finance Luxembourg SA 2.25% 5/26/28 (Reg. S)	EUR	1,372,000	1,535,921
Summit Materials LLC/Summit Materials Finance Corp. 5.125% 6/1/25 (c)		260,000	236,600
U.S. Concrete, Inc. 6.375% 6/1/24		300,000	276,000
Union Andina de Cementos SAA 5.875% 10/30/21 (c)		150,000	152,438
			2,904,312
Containers & Packaging - 0.1%
Crown Cork & Seal, Inc.:
7.375% 12/15/26		1,210,000	1,288,650
7.5% 12/15/96		160,000	156,800
Flex Acquisition Co., Inc. 6.875% 1/15/25 (c)		280,000	249,200
Plastipak Holdings, Inc. 6.25% 10/15/25 (c)		180,000	159,300
			1,853,950
Metals & Mining - 1.6%
Alcoa Nederland Holding BV:
6.125% 5/15/28 (c)		200,000	191,500
6.75% 9/30/24 (c)		430,000	436,450
7% 9/30/26 (c)		355,000	362,100
Aleris International, Inc. 6% 6/1/20 (c)(h)		1,759	1,759
Algoma Steel SCA 0% 12/31/23 (h)		102,200	102,200
ArcelorMittal SA 0.95% 1/17/23 (Reg. S)	EUR	1,775,000	1,967,940
Big River Steel LLC/BRS Finance Corp. 7.25% 9/1/25 (c)		475,000	471,438
Cleveland-Cliffs, Inc.:
4.875% 1/15/24 (c)		620,000	576,600
5.75% 3/1/25		615,000	553,500
Commercial Metals Co. 5.75% 4/15/26 (c)		460,000	426,650
Constellium NV 5.875% 2/15/26 (c)		255,000	226,950
CSN Islands XI Corp. 6.875% 9/21/19 (c)		1,155,000	1,149,271
CSN Resources SA 6.5% 7/21/20 (c)		1,050,000	1,012,725
EVRAZ Group SA 8.25% 1/28/21 (Reg. S)		200,000	212,000
Ferrexpo Finance PLC:
10.375% 4/7/19 (c)		129,000	129,671
10.375% 4/7/19 (c)		262,500	263,865
10.375% 4/7/19 (Reg. S)		75,000	75,390
10.375% 4/7/19 (Reg. S)		222,500	223,657
First Quantum Minerals Ltd.:
6.5% 3/1/24 (c)		460,000	381,800
6.875% 3/1/26 (c)		1,165,000	934,913
7% 2/15/21 (c)		745,000	715,200
7.25% 5/15/22 (c)		615,000	570,413
7.25% 4/1/23 (c)		1,360,000	1,196,800
7.5% 4/1/25 (c)		955,000	787,875
FMG Resources (August 2006) Pty Ltd.:
4.75% 5/15/22 (c)		405,000	384,750
5.125% 3/15/23 (c)		650,000	611,000
5.125% 5/15/24 (c)		495,000	455,400
Freeport-McMoRan, Inc. 5.45% 3/15/43		280,000	213,150
Gold Fields Orogen Holding BVI Ltd. 4.875% 10/7/20 (c)		640,000	632,832
JMC Steel Group, Inc. 9.875% 6/15/23 (c)		405,000	426,263
Joseph T Ryerson & Son, Inc. 11% 5/15/22 (c)		350,000	352,625
Metinvest BV 7.75% 4/23/23 (c)		1,980,000	1,801,618
Murray Energy Corp. 11.25% 4/15/21 (c)		660,000	411,675
Polyus Finance PLC 5.25% 2/7/23 (c)		825,000	800,291
POSCO 4% 8/1/23 (c)		270,000	272,355
Stillwater Mining Co. 6.125% 6/27/22 (c)		1,395,000	1,289,343
United States Steel Corp. 6.25% 3/15/26		615,000	538,125
Vedanta Resources PLC:
6.375% 7/30/22 (c)		930,000	831,420
8.25% 6/7/21 (c)		580,000	574,490
VM Holding SA 5.375% 5/4/27(c)		135,000	130,613
			22,696,617
Paper & Forest Products - 0.0%
Boise Cascade Co. 5.625% 9/1/24 (c)		225,000	210,938
NewPage Corp.:
3 month U.S. LIBOR + 6.250% 6.7159% 5/1/12 (b)(d)(e)(h)		90,000	0
11.375% 12/31/2014 (d)(h)		317,581	0
			210,938
TOTAL MATERIALS			35,215,646
REAL ESTATE - 0.7%
Equity Real Estate Investment Trusts (REITs) - 0.3%
Crown Castle International Corp. 5.25% 1/15/23		1,530,000	1,588,789
Equinix, Inc. 5.375% 5/15/27		480,000	469,200
MPT Operating Partnership LP/MPT Finance Corp.:
5% 10/15/27		1,295,000	1,184,116
5.25% 8/1/26		390,000	367,575
6.375% 3/1/24		195,000	199,875
			3,809,555
Real Estate Management & Development - 0.4%
Deutsche Annington Finance BV 2.75% 3/22/38	EUR	700,000	768,791
Grand City Properties SA 1.375% 8/3/26 (Reg. S)	EUR	1,600,000	1,698,447
Howard Hughes Corp. 5.375% 3/15/25 (c)		665,000	625,100
Inversiones y Representaciones SA 11.5% 7/20/20 (Reg. S)		85,000	85,850
IRSA Propiedades Comerciales SA 8.75% 3/23/23 (c)		635,000	608,197
Mattamy Group Corp. 6.875% 12/15/23 (c)		470,000	438,863
Shimao Property Holdings Ltd. 4.75% 7/3/22		655,000	616,174
Taylor Morrison Communities, Inc./Monarch Communities, Inc.:
5.25% 4/15/21 (c)		785,000	777,150
5.625% 3/1/24 (c)		65,000	61,750
			5,680,322
TOTAL REAL ESTATE			9,489,877
UTILITIES - 1.0%
Electric Utilities - 0.2%
Enel SpA 3.375% 11/24/81 (Reg. S) (b)	EUR	1,375,000	1,436,991
Eskom Holdings SOC Ltd. 5.75% 1/26/21 (Reg. S)		200,000	188,410
Israel Electric Corp. Ltd. 7.75% 12/15/27 (Reg. S)		250,000	296,285
Pampa Holding SA 7.5% 1/24/27 (c)		195,000	163,352
Vistra Operations Co. LLC 5.5% 9/1/26 (c)		820,000	789,250
			2,874,288
Gas Utilities - 0.0%
Southern Natural Gas Co.:
7.35% 2/15/31		175,000	205,314
8% 3/1/32		335,000	427,044
			632,358
Independent Power and Renewable Electricity Producers - 0.8%
Calpine Corp. 5.25% 6/1/26 (c)		955,000	871,438
Dynegy, Inc. 7.625% 11/1/24		3,573,000	3,769,515
NextEra Energy Partners LP:
4.25% 9/15/24 (c)		415,000	383,875
4.5% 9/15/27 (c)		290,000	258,100
NRG Energy, Inc.:
5.75% 1/15/28		1,740,000	1,670,400
6.625% 1/15/27		1,345,000	1,355,088
Pattern Energy Group, Inc. 5.875% 2/1/24 (c)		295,000	284,675
Talen Energy Supply LLC:
6.5% 6/1/25		460,000	326,600
10.5% 1/15/26 (c)		435,000	369,750
TerraForm Power Operating LLC:
4.25% 1/31/23 (c)		320,000	298,400
5% 1/31/28 (c)		320,000	281,600
6.625% 6/15/25 (b)(c)		418,000	422,180
The AES Corp. 4.5% 3/15/23		260,000	253,500
			10,545,121
Multi-Utilities - 0.0%
RWE AG 5.75% 2/14/33 (Reg. S)	EUR	300,000	478,756
TOTAL UTILITIES			14,530,523

TOTAL NONCONVERTIBLE BONDS			462,524,285

TOTAL CORPORATE BONDS
(Cost $491,744,361)			462,865,508

U.S. Government and Government Agency Obligations - 16.4%
U.S. Government Agency Obligations - 0.0%
Tennessee Valley Authority:
5.25% 9/15/39		$126,000	$158,376
5.375% 4/1/56		302,000	412,716

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS			571,092

U.S. Treasury Obligations - 16.1%
U.S. Treasury Bills, yield at date of purchase 2.19% to 2.36% 1/3/19 to 3/21/19 (i)		460,000	458,880
U.S. Treasury Bonds:
stripped coupon 2/15/34		2,020,000	1,301,861
2.5% 2/15/46		3,344,000	3,024,653
2.75% 8/15/47		12,922,000	12,260,044
2.75% 11/15/47		2,450,000	2,322,363
2.875% 8/15/45		6,384,000	6,229,268
3% 11/15/44		582,000	582,166
3% 5/15/47		900,000	897,724
3% 2/15/48		1,992,000	1,984,804
3.375% 11/15/48		2,754,000	2,949,998
3.625% 2/15/44		9,514,000	10,557,278
4.25% 5/15/39		1,838,000	2,220,287
4.75% 2/15/37		6,752,000	8,613,944
6.25% 8/15/23 (i)(j)		2,249,000	2,612,301
7.875% 2/15/21		200,000	221,973
U.S. Treasury Notes:
1.125% 9/30/21		9,774,000	9,426,020
1.375% 4/30/20		2,787,000	2,743,973
1.375% 8/31/23		500,000	475,280
1.5% 10/31/19		3,630,000	3,596,096
1.5% 7/15/20		1,668,000	1,641,724
1.625% 7/31/20		1,500,000	1,478,582
1.625% 8/31/22		4,833,000	4,688,079
1.625% 5/31/23		760,000	732,185
1.75% 12/31/20		2,634,000	2,595,895
1.75% 5/31/22		100,000	97,624
1.75% 6/30/22		3,913,000	3,818,229
1.875% 1/31/22		3,691,000	3,625,138
1.875% 3/31/22		14,114,000	13,849,075
1.875% 7/31/22		6,969,000	6,824,494
1.875% 10/31/22		3,546,000	3,466,877
2% 9/30/20		3,047,000	3,019,555
2% 1/15/21		2,831,000	2,801,886
2% 12/31/21		10,021,000	9,883,623
2% 10/31/22		3,100,000	3,045,118
2% 8/15/25		768,000	740,656
2% 11/15/26		5,745,000	5,487,941
2.125% 12/31/22		553,000	545,225
2.125% 7/31/24		13,264,000	12,975,737
2.125% 5/15/25		1,911,000	1,860,096
2.25% 2/29/20		1,000,000	995,955
2.25% 7/31/21		5,379,000	5,348,459
2.25% 12/31/24		8,414,000	8,267,649
2.25% 2/15/27		4,691,000	4,558,434
2.25% 8/15/27		746,000	722,508
2.375% 4/15/21		9,090,000	9,065,648
2.375% 5/15/27		211,000	206,737
2.625% 8/31/20		5,000,000	5,006,042
2.625% 6/30/23		1,393,000	1,400,228
2.625% 12/31/23		5,017,000	5,042,908
2.75% 9/30/20		9,640,000	9,674,789
2.75% 8/15/21		5,568,000	5,604,937
2.75% 6/30/25		6,174,000	6,238,023
2.75% 2/15/28		60,000	60,354
2.875% 11/30/25		5,592,000	5,694,877

TOTAL U.S. TREASURY OBLIGATIONS			223,544,200

Other Government Related - 0.3%
National Credit Union Administration Guaranteed Notes:
Series 2010-A1 Class A, 1 month U.S. LIBOR + 0.350% 2.7369% 12/7/20 (NCUA Guaranteed) (b)(e)		80,630	80,702
Series 2011-R1 Class 1A, 1 month U.S. LIBOR + 0.450% 2.8295% 1/8/20 (NCUA Guaranteed) (b)(e)		131,573	131,749
National Credit Union Administration Guaranteed Notes Master Trust 3.45% 6/12/21 (NCUA Guaranteed)		3,400,000	3,457,465

TOTAL OTHER GOVERNMENT RELATED			3,669,916

TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $229,246,424)			227,785,208

U.S. Government Agency - Mortgage Securities - 2.3%
Fannie Mae - 1.8%
12 month U.S. LIBOR + 1.365% 4.115% 10/1/35 (b)(e)		784	808
12 month U.S. LIBOR + 1.495% 3.819% 1/1/35 (b)(e)		3,573	3,670
12 month U.S. LIBOR + 1.553% 4.276% 6/1/36 (b)(e)		767	798
12 month U.S. LIBOR + 1.565% 3.565% 3/1/37 (b)(e)		1,444	1,503
12 month U.S. LIBOR + 1.617% 4.117% 3/1/33 (b)(e)		2,675	2,780
12 month U.S. LIBOR + 1.643% 4.315% 9/1/36 (b)(e)		1,143	1,189
12 month U.S. LIBOR + 1.645% 4.355% 6/1/47 (b)(e)		2,734	2,872
12 month U.S. LIBOR + 1.725% 2.586% 6/1/42 (b)(e)		15,541	16,140
12 month U.S. LIBOR + 1.728% 4.138% 11/1/36 (b)(e)		1,207	1,262
12 month U.S. LIBOR + 1.745% 3.808% 7/1/35 (b)(e)		8,094	8,465
12 month U.S. LIBOR + 1.760% 3.822% 2/1/37 (b)(e)		10,925	11,483
12 month U.S. LIBOR + 1.800% 2.987% 1/1/42 (b)(e)		50,829	53,618
12 month U.S. LIBOR + 1.800% 4.547% 7/1/41 (b)(e)		13,211	13,924
12 month U.S. LIBOR + 1.818% 2.728% 2/1/42 (b)(e)		76,819	80,498
12 month U.S. LIBOR + 1.818% 4.546% 7/1/41 (b)(e)		8,654	8,949
12 month U.S. LIBOR + 1.818% 4.568% 9/1/41 (b)(e)		5,974	6,296
12 month U.S. LIBOR + 1.830% 4.662% 10/1/41 (b)(e)		5,987	6,316
12 month U.S. LIBOR + 1.851% 4.271% 5/1/36 (b)(e)		492	515
12 month U.S. LIBOR + 1.885% 3.972% 4/1/36 (b)(e)		7,814	8,242
12 month U.S. LIBOR + 2.176% 4.353% 8/1/35 (b)(e)		5,020	5,266
6 month U.S. LIBOR + 1.550% 4.05% 9/1/33 (b)(e)		10,811	11,014
6 month U.S. LIBOR + 1.550% 4.083% 11/1/35 (b)(e)		4,828	4,967
3% 10/1/46		198,930	194,323
3% 1/1/49 (k)		1,300,000	1,268,422
3% 1/1/49 (k)		800,000	780,567
3% 1/1/49 (k)		1,300,000	1,268,422
3% 1/1/49 (k)		590,000	575,668
3% 3/1/49 (k)		1,245,000	1,213,348
3% 3/1/49 (k)		1,245,000	1,213,347
3.5% 7/1/32 to 4/1/48		1,905,217	1,922,686
3.5% 1/1/34 (k)		575,000	582,126
3.5% 1/1/34 (k)		200,000	202,479
3.5% 1/1/34 (k)		225,000	227,788
3.5% 1/1/34 (k)		250,000	253,098
3.5% 1/1/34 (k)		325,000	329,028
3.5% 1/1/34 (k)		325,000	329,028
3.5% 1/1/49 (k)		2,650,000	2,648,986
3.5% 1/1/49 (k)		2,650,000	2,648,986
3.5% 2/1/49 (k)		3,550,000	3,546,285
4.5% 11/1/25 to 4/1/48		2,829,253	2,935,564
4.5% 1/1/49 (k)		150,000	155,281
4.5% 1/1/49 (k)		50,000	51,760
5.5% 12/1/39 to 5/1/44		2,125,085	2,284,469
6% 1/1/34 to 6/1/36		246,516	274,120
6.5% 5/1/26 to 8/1/36		243,588	272,225

TOTAL FANNIE MAE			25,428,581

Freddie Mac - 0.4%
12 month U.S. LIBOR + 1.325% 3.075% 3/1/37 (b)(e)		935	964
12 month U.S. LIBOR + 1.325% 3.784% 1/1/36 (b)(e)		2,222	2,286
12 month U.S. LIBOR + 1.600% 4.35% 7/1/35 (b)(e)		1,747	1,814
12 month U.S. LIBOR + 1.665% 3.54% 7/1/36 (b)(e)		126,480	131,786
12 month U.S. LIBOR + 1.754% 4.5% 9/1/41 (b)(e)		81,858	85,869
12 month U.S. LIBOR + 1.793% 4.421% 4/1/37 (b)(e)		1,998	2,094
12 month U.S. LIBOR + 1.877% 4.202% 4/1/41 (b)(e)		6,266	6,592
12 month U.S. LIBOR + 1.880% 4.63% 9/1/41 (b)(e)		7,255	7,635
12 month U.S. LIBOR + 1.880% 4.711% 10/1/41 (b)(e)		58,501	60,303
12 month U.S. LIBOR + 1.883% 4.496% 10/1/42 (b)(e)		49,810	51,506
12 month U.S. LIBOR + 1.910% 4.358% 5/1/41 (b)(e)		12,860	13,289
12 month U.S. LIBOR + 1.910% 4.477% 5/1/41 (b)(e)		9,161	9,655
12 month U.S. LIBOR + 1.910% 4.583% 6/1/41 (b)(e)		12,094	12,494
12 month U.S. LIBOR + 1.910% 4.66% 6/1/41 (b)(e)		7,340	7,571
12 month U.S. LIBOR + 2.045% 4.778% 7/1/36 (b)(e)		3,158	3,333
6 month U.S. LIBOR + 1.445% 3.945% 3/1/35 (b)(e)		1,986	2,030
6 month U.S. LIBOR + 1.647% 4.152% 2/1/37 (b)(e)		2,027	2,092
6 month U.S. LIBOR + 1.685% 4.243% 1/1/37 (b)(e)		10,265	10,595
6 month U.S. LIBOR + 1.720% 4.22% 8/1/37 (b)(e)		2,809	2,908
6 month U.S. LIBOR + 1.746% 4.33% 5/1/37 (b)(e)		753	782
6 month U.S. LIBOR + 1.844% 4.352% 10/1/36 (b)(e)		7,971	8,270
6 month U.S. LIBOR + 1.913% 4.427% 10/1/35 (b)(e)		4,989	5,177
6 month U.S. LIBOR + 2.010% 4.51% 5/1/37 (b)(e)		2,850	2,976
6 month U.S. LIBOR + 2.010% 4.531% 5/1/37 (b)(e)		8,833	9,225
6 month U.S. LIBOR + 2.029% 4.621% 6/1/37 (b)(e)		1,614	1,686
6 month U.S. LIBOR + 2.040% 4.603% 6/1/37 (b)(e)		2,192	2,293
6 month U.S. LIBOR + 2.590% 5.09% 10/1/35 (b)(e)		1,010	1,060
U.S. TREASURY 1 YEAR INDEX + 2.035% 3.926% 6/1/33 (b)(e)		7,877	8,210
U.S. TREASURY 1 YEAR INDEX + 2.548% 4.639% 7/1/35 (b)(e)		4,544	4,805
3% 11/1/33		730,664	731,782
3.5% 7/1/32		397,810	403,702
3.5% 1/1/49 (k)		800,000	799,507
4% 9/1/42		3,080,748	3,169,205
4.5% 1/1/49 (k)		300,000	310,421
6% 1/1/24		44,025	45,991
6.5% 9/1/21 to 3/1/22		6,824	7,077

TOTAL FREDDIE MAC			5,926,985

Ginnie Mae - 0.1%
6% 6/15/36		208,574	233,868
4.422% 8/20/61 (b)(l)		16,706	16,746
4.572% 2/20/62 (b)(l)		63,822	64,360
4.661% 2/20/62 (b)(l)		60,546	60,765
4.737% 1/20/62 (b)(l)		235,237	236,137
5.47% 8/20/59 (b)(l)		397	424

TOTAL GINNIE MAE			612,300

TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES
(Cost $31,745,122)			31,967,866

Asset-Backed Securities - 0.8%
ALG Student Loan Trust Series 2017-1A Class A3, 3 month U.S. LIBOR + 0.090% 2.4289% 6/28/23 (b)(c)(e)		$1,372,684	$1,366,824
Goal Capital Funding Trust Series 2005-2 Class A3, 3 month U.S. LIBOR + 0.170% 2.8469% 5/28/30 (b)(e)		101,890	101,742
Higher Education Funding Series 2005-1 Class A5, 3 month U.S. LIBOR + 0.160% 2.8369% 2/25/32 (b)(e)		112,057	111,970
Navient Student Loan Trust:
Series 2017-3A:
Class A1, 1 month U.S. LIBOR + 0.300% 2.8063% 7/26/66 (b)(c)(e)		321,179	321,276
Class A2, 1 month U.S. LIBOR + 0.600% 3.1063% 7/26/66 (b)(c)(e)		980,000	981,259
Series 2018-1A Class A1, 1 month U.S. LIBOR + 0.190% 2.6963% 3/25/67 (b)(c)(e)		561,930	561,930
Northstar Education Finance, Inc., Delaware Series 2004-2 Class A4, 3 month U.S. LIBOR + 0.230% 2.7393% 7/28/21 (b)(e)		1,866,952	1,867,300
SLM Student Loan Trust Series 2007-8 Class A4, 3 month U.S. LIBOR + 0.470% 2.9599% 1/26/26 (b)(e)		5,202,565	5,218,845
TOTAL ASSET-BACKED SECURITIES
(Cost $10,523,720)			10,531,146

Collateralized Mortgage Obligations - 3.3%
U.S. Government Agency - 3.3%
Fannie Mae:
floater Series 2010-15 Class FJ, 1 month U.S. LIBOR + 0.930% 3.4363% 6/25/36 (b)(e)		213,091	216,401
planned amortization class:
Series 2003-70 Class BJ, 5% 7/25/33		11,308	12,053
Series 2005-19 Class PA, 5.5% 7/25/34		30,086	30,463
Series 2005-64 Class PX, 5.5% 6/25/35		50,877	53,374
Series 2005-68 Class CZ, 5.5% 8/25/35		279,092	304,951
Series 2010-118 Class PB, 4.5% 10/25/40		191,474	200,688
Series 2012-149:
Class DA, 1.75% 1/25/43		91,005	87,241
Class GA, 1.75% 6/25/42		92,931	88,893
sequential payer:
Series 2003-117 Class MD, 5% 12/25/23		36,955	38,202
Series 2004-52 Class KZ, 5.5% 7/25/34		504,117	549,273
Series 2004-91 Class Z, 5% 12/25/34		182,597	194,720
Series 2005-117 Class JN, 4.5% 1/25/36		16,421	17,066
Series 2005-14 Class ZB, 5% 3/25/35		74,834	79,816
Series 2006-72 Class CY, 6% 8/25/26		31,095	32,908
Series 2009-59 Class HB, 5% 8/25/39		106,917	114,016
Series 2009-85 Class IB, 4.5% 8/25/24 (m)		3,134	53
Series 2009-93 Class IC, 4.5% 9/25/24 (m)		3,693	50
Series 2010-139 Class NI, 4.5% 2/25/40 (m)		91,527	8,204
Series 2010-39 Class FG, 1 month U.S. LIBOR + 0.920% 3.4263% 3/25/36 (b)(e)		131,481	134,358
Series 2010-97 Class CI, 4.5% 8/25/25 (m)		15,502	467
Series 2011-67 Class AI, 4% 7/25/26 (m)		29,267	2,372
Series 2012-27 Class EZ, 4.25% 3/25/42		395,053	413,460
Series 2016-26 Class CG, 3% 5/25/46		680,574	677,315
Freddie Mac:
floater Series 2711 Class FC, 1 month U.S. LIBOR + 0.900% 3.3551% 2/15/33 (b)(e)		64,530	65,749
floater planned amortization class Series 2770 Class FH, 1 month U.S. LIBOR + 0.400% 2.8551% 3/15/34 (b)(e)		88,823	89,079
planned amortization class:
Series 2101 Class PD, 6% 11/15/28		1,311	1,415
Series 2996 Class MK, 5.5% 6/15/35		2,848	3,040
Series 3415 Class PC, 5% 12/15/37		30,222	32,133
Series 3840 Class VA, 4.5% 9/15/27		72,400	72,658
Series 3857 Class ZP, 5% 5/15/41		186,869	212,350
Series 4135 Class AB, 1.75% 6/15/42		68,800	65,979
sequential payer:
Series 2004-2802 Class ZG, 5.5% 5/15/34		410,507	448,626
Series 2303 Class ZV, 6% 4/15/31		3,817	4,128
Series 2877 Class ZD, 5% 10/15/34		225,053	240,144
Series 3745 Class KV, 4.5% 12/15/26		334,606	348,835
Series 3843 Class PZ, 5% 4/15/41		164,283	184,450
Freddie Mac Multi-family Structured pass-thru certificates sequential payer:
Series 4335 Class AL, 4.25% 3/15/40		243,680	249,592
Series 4341 Class ML, 3.5% 11/15/31		373,975	380,738
Freddie Mac Seasoned Credit Risk Transfer Trust sequential payer:
Series 2018-3 Class MA, 3.5% 8/25/57		4,456,885	4,483,020
Series 2018-4 Class MA, 3.5% 11/25/57		2,934,407	2,922,351
Freddie Mac SLST sequential payer Series 2018-1:
Class A1, 3.5% 6/25/28		598,797	596,299
Class A2, 3.5% 6/25/28		150,000	147,540
Ginnie Mae guaranteed REMIC pass-thru certificates:
floater:
Series 2007-59 Class FC, 1 month U.S. LIBOR + 0.500% 2.9701% 7/20/37 (b)(e)		45,019	45,224
Series 2008-2 Class FD, 1 month U.S. LIBOR + 0.480% 2.9501% 1/20/38 (b)(e)		11,401	11,452
Series 2008-73 Class FA, 1 month U.S. LIBOR + 0.860% 3.3301% 8/20/38 (b)(e)		78,209	79,534
Series 2008-83 Class FB, 1 month U.S. LIBOR + 0.900% 3.3701% 9/20/38 (b)(e)		64,915	66,351
Series 2009-108 Class CF, 1 month U.S. LIBOR + 0.600% 3.0551% 11/16/39 (b)(e)		48,585	48,956
Series 2009-116 Class KF, 1 month U.S. LIBOR + 0.530% 2.9851% 12/16/39 (b)(e)		38,354	38,593
Series 2010-H17 Class FA, 1 month U.S. LIBOR + 0.330% 2.6519% 7/20/60 (b)(e)(l)		349,289	348,609
Series 2010-H18 Class AF, 1 month U.S. LIBOR + 0.300% 2.6136% 9/20/60 (b)(e)(l)		439,925	438,802
Series 2010-H19 Class FG, 1 month U.S. LIBOR + 0.300% 2.6136% 8/20/60 (b)(e)(l)		445,267	444,109
Series 2010-H27 Series FA, 1 month U.S. LIBOR + 0.380% 2.6936% 12/20/60 (b)(e)(l)		196,100	195,996
Series 2011-H05 Class FA, 1 month U.S. LIBOR + 0.500% 2.8136% 12/20/60 (b)(e)(l)		258,582	259,157
Series 2011-H07 Class FA, 1 month U.S. LIBOR + 0.500% 2.8136% 2/20/61 (b)(e)(l)		455,937	456,756
Series 2011-H12 Class FA, 1 month U.S. LIBOR + 0.490% 2.8036% 2/20/61 (b)(e)(l)		648,603	649,665
Series 2011-H13 Class FA, 1 month U.S. LIBOR + 0.500% 2.8136% 4/20/61 (b)(e)(l)		205,204	205,681
Series 2011-H14:
Class FB, 1 month U.S. LIBOR + 0.500% 2.8136% 5/20/61 (b)(e)(l)		257,525	258,214
Class FC, 1 month U.S. LIBOR + 0.500% 2.8136% 5/20/61 (b)(e)(l)		234,100	234,665
Series 2011-H17 Class FA, 1 month U.S. LIBOR + 0.530% 2.8436% 6/20/61 (b)(e)(l)		289,933	290,756
Series 2011-H21 Class FA, 1 month U.S. LIBOR + 0.600% 2.9136% 10/20/61 (b)(e)(l)		324,492	326,004
Series 2012-H01 Class FA, 1 month U.S. LIBOR + 0.700% 3.0136% 11/20/61 (b)(e)(l)		286,562	288,645
Series 2012-H03 Class FA, 1 month U.S. LIBOR + 0.700% 3.0136% 1/20/62 (b)(e)(l)		187,577	188,863
Series 2012-H06 Class FA, 1 month U.S. LIBOR + 0.630% 2.9436% 1/20/62 (b)(e)(l)		272,893	274,409
Series 2012-H07 Class FA, 1 month U.S. LIBOR + 0.630% 2.9436% 3/20/62 (b)(e)(l)		160,449	161,129
Series 2012-H21 Class DF, 1 month U.S. LIBOR + 0.650% 2.9636% 5/20/61 (b)(e)(l)		19,094	19,139
Series 2013-H19 Class FD, 1 month U.S. LIBOR + 0.600% 2.9136% 8/20/63 (b)(e)(l)		165,602	166,197
Series 2014-H11 Class BA, 1 month U.S. LIBOR + 0.500% 2.8136% 6/20/64 (b)(e)(l)		1,374,802	1,378,237
Series 2015-H13 Class FL, 1 month U.S. LIBOR + 0.280% 2.5936% 5/20/63 (b)(e)(l)		197,201	197,036
Series 2015-H19 Class FA, 1 month U.S. LIBOR + 0.200% 2.5136% 4/20/63 (b)(e)(l)		200,370	200,097
Series 2016-H20 Class FM, 1 month U.S. LIBOR + 0.400% 2.7136% 12/20/62 (b)(e)(l)		155,384	155,364
Series 2017-161 Class DF, 1 month U.S. LIBOR + 0.250% 2.7201% 10/20/47 (b)(e)		432,790	429,108
Series 2018-65 Class DF, 1 month U.S. LIBOR + 0.300% 2.7701% 5/20/48 (b)(e)		535,988	532,294
Series 2018-77 Class FA, 1 month U.S. LIBOR + 0.300% 2.7701% 6/20/48 (b)(e)		608,270	604,030
planned amortization class:
Series 2010-31 Class BP, 5% 3/20/40		620,000	688,169
Series 2011-136 Class WI, 4.5% 5/20/40 (m)		59,957	6,766
Series 2017-134 Class BA, 2.5% 11/20/46		86,986	84,447
sequential payer:
Series 2011-69 Class GX, 4.5% 5/16/40		470,000	492,686
Series 2013-H06 Class HA, 1.65% 1/20/63 (l)		135,338	133,619
Series 2013-H26 Class HA, 3.5% 9/20/63 (l)		755,518	757,549
Series 2014-H04 Class HA, 2.75% 2/20/64 (l)		1,645,985	1,635,084
Series 2014-H12 Class KA, 2.75% 5/20/64 (l)		259,396	256,498
Series 2016-H02 Class FM, 1 month U.S. LIBOR + 0.500% 2.8136% 9/20/62 (b)(e)(l)		658,528	658,879
Series 2016-H04 Class FE, 1 month U.S. LIBOR + 0.650% 2.9636% 11/20/65 (b)(e)(l)		94,422	94,550
Series 2018-H12 Class HA, 3.25% 8/20/68 (l)		1,656,363	1,673,739
Series 2004-22 Class M1, 5.5% 4/20/34		51,435	62,728
Series 2010-169 Class Z, 4.5% 12/20/40		413,155	436,842
Series 2010-H15 Class TP, 5.15% 8/20/60 (l)		364,380	367,301
Series 2010-H16 Class BA, 3.55% 7/20/60 (l)		1,507,107	1,507,605
Series 2010-H17 Class XP, 5.2967% 7/20/60 (b)(l)		351,836	354,994
Series 2010-H18 Class PL, 5.01% 9/20/60 (b)(l)		341,461	343,702
Series 2010-H22 Class LA, 3.75% 10/20/60 (l)		374,122	374,742
Series 2010-H28 Class KA, 3.75% 12/20/60 (l)		808,329	810,211
Series 2012-64 Class KI, 3.5% 11/20/36 (m)		43,974	2,763
Series 2013-124:
Class ES, 8.667% - 1 month U.S. LIBOR 5.3732% 4/20/39 (b)(n)		184,806	187,803
Class ST, 8.800% - 1 month U.S. LIBOR 5.5065% 8/20/39 (b)(n)		598,644	614,821
Series 2013-H01 Class FA, 1.65% 1/20/63 (l)		757,100	746,166
Series 2013-H07 Class JA, 1.75% 3/20/63 (l)		1,241,864	1,225,500
Series 2013-H08 Class MA, 3% 3/20/63 (l)		1,612,895	1,608,983
Series 2015-H17 Class HA, 2.5% 5/20/65 (l)		664,628	660,805
Series 2015-H21:
Class HA, 2.5% 6/20/63 (l)		1,180,114	1,174,695
Class JA, 2.5% 6/20/65 (l)		141,819	140,974
Series 2015-H30 Class HA, 1.75% 9/20/62 (b)(l)		1,433,745	1,418,588
Series 2016-H13 Class FB, U.S. TREASURY 1 YEAR INDEX + 0.500% 3.16% 5/20/66 (b)(e)(l)		1,097,341	1,102,020
Series 2017-186 Class HK, 3% 11/16/45		750,832	741,565
Series 2017-H06 Class FA, U.S. TREASURY 1 YEAR INDEX + 0.350% 3.01% 8/20/66 (b)(e)(l)		1,261,611	1,263,923
Series 2090-118 Class XZ, 5% 12/20/39		822,595	902,568

TOTAL U.S. GOVERNMENT AGENCY			45,328,827

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $45,557,115)			45,328,827

Commercial Mortgage Securities - 2.3%
Fannie Mae Series 2017-T1 Class A, 2.898% 6/25/27		2,688,633	2,551,078
Freddie Mac:
floater Series KP04 Class AG1, 1 month U.S. LIBOR + 0.220% 2.5669% 7/25/20 (b)(e)		900,000	899,458
pass-thru certificates sequential payer Series K011 Class A2, 4.084% 11/25/20		256,847	260,391
sequential payer:
Series 2017-SR01 Class A2, 2.75% 11/25/22		1,600,000	1,576,966
Series K006 Class A2, 4.251% 1/25/20		1,042,000	1,051,280
Series K069 Class A2, 3.187% 9/25/27		600,000	594,228
Series K071 Class A2, 3.286% 11/25/27		800,000	797,366
Series K072 Class A2, 3.444% 12/25/27		2,173,000	2,191,791
Series K073 Class A2, 3.35% 1/25/28		3,500,000	3,504,664
Series K080 Class A2, 3.926% 7/25/28		2,800,000	2,926,178
Series K155:
Class A1, 3.75% 11/25/29		68,893	71,596
Class A2, 3.75% 11/25/32		1,100,000	1,135,442
Series K158 Class A2, 3.9% 12/25/30		800,000	829,433
Series K708 Class A2, 2.13% 1/25/19		526,502	525,362
Series K709 Class A2, 2.086% 3/25/19		773,227	771,228
Series K710 Class A2, 1.883% 5/25/19		842,551	839,493
Series K712 Class A2, 1.869% 11/25/19		1,251,422	1,240,911
Series K076 Class A2, 3.9% 6/25/51		900,000	938,938
Series K077 Class A2, 3.85% 5/25/28		1,612,000	1,675,596
Series K079 Class A2, 3.926% 6/25/28		1,631,000	1,704,271
Series K084 Class A2, 3.78% 10/25/28		700,000	722,759
Series K157 Class A2, 3.99% 5/25/33		1,320,000	1,392,764
Freddie Mac Multi-family floater Series 2017-KT01 Class A, 1 month U.S. LIBOR + 0.320% 2.8238% 2/25/20 (b)(e)		2,634,000	2,630,743
Freddie Mac Multi-family Structured pass-thru certificates Series K078 Class A2, 3.854% 6/25/28		1,000,000	1,039,812
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $31,868,178)			31,871,748

Foreign Government and Government Agency Obligations - 14.7%
Arab Republic of Egypt:
5.577% 2/21/23 (c)		585,000	554,381
5.875% 6/11/25		200,000	181,915
5.875% 6/11/25 (c)		135,000	122,792
6.125% 1/31/22 (c)		2,530,000	2,482,132
7.5% 1/31/27 (c)		215,000	204,822
7.903% 2/21/48 (c)		360,000	309,701
8.5% 1/31/47 (c)		685,000	617,393
Argentine Republic:
5.625% 1/26/22		975,000	822,656
6.875% 4/22/21		4,370,000	3,948,339
7.5% 4/22/26		4,135,000	3,313,169
7.625% 4/22/46		965,000	699,143
Australian Commonwealth:
2.25% 11/21/22	AUD	5,650,000	4,035,113
2.25% 5/21/28 (Reg. S)	AUD	2,775,000	1,942,226
2.75% 10/21/19	AUD	2,700,000	1,913,743
Azerbaijan Republic 4.75% 3/18/24 (c)		245,000	243,725
Bahamian Republic 6% 11/21/28 (c)		180,000	182,700
Barbados Government:
7% 8/4/22 (c)(d)		330,000	181,088
7.25% 12/15/21 (c)(d)		35,000	19,206
Belarus Republic:
6.875% 2/28/23 (c)		1,100,000	1,120,614
7.625% 6/29/27 (c)		345,000	352,836
Brazilian Federative Republic:
5.625% 1/7/41		495,000	475,200
5.625% 2/21/47		300,000	283,053
8.25% 1/20/34		1,640,000	2,009,000
10% 1/1/21	BRL	1,165,000	314,415
Buenos Aires Province:
6.5% 2/15/23 (c)		115,000	92,575
9.95% 6/9/21 (c)		785,000	737,900
10.875% 1/26/21(c)		1,250,000	1,231,250
10.875% 1/26/21 (Reg. S)		3,590,000	3,536,150
Buoni del Tesoro Poliennali:
0.95% 3/1/23	EUR	3,350,000	3,740,356
2.5% 11/15/25	EUR	1,500,000	1,739,420
2.7% 3/1/47 (c)	EUR	1,300,000	1,321,221
2.8% 12/1/28	EUR	2,800,000	3,227,990
Cameroon Republic 9.5% 11/19/25 (c)		670,000	682,435
Canadian Government:
1.25% 11/1/19	CAD	8,500,000	6,197,803
2% 9/1/23	CAD	1,250,000	920,122
2% 6/1/28	CAD	1,250,000	918,345
3.5% 12/1/45	CAD	1,500,000	1,389,247
City of Buenos Aires 8.95% 2/19/21 (c)		475,000	472,008
Colombian Republic:
7.375% 9/18/37		155,000	187,473
10.375% 1/28/33		570,000	846,932
Danish Kingdom 1.75% 11/15/25	DKK	9,000,000	1,548,563
Democratic Socialist Republic of Sri Lanka:
5.125% 4/11/19 (c)		195,000	193,050
5.75% 4/18/23 (c)		235,000	216,245
6% 1/14/19 (c)		775,000	771,125
6.2% 5/11/27 (c)		100,000	88,015
6.25% 10/4/20 (c)		100,000	97,005
6.25% 7/27/21 (c)		120,000	115,457
Dominican Republic:
5.95% 1/25/27 (c)		255,000	254,044
6% 7/19/28 (c)		290,000	289,275
6.6% 1/28/24 (c)		25,000	26,063
6.85% 1/27/45 (c)		140,000	137,900
6.875% 1/29/26 (c)		460,000	482,425
7.45% 4/30/44 (c)		370,000	384,800
Ecuador Republic:
8.875% 10/23/27 (c)		445,000	382,700
9.65% 12/13/26 (c)		400,000	364,000
El Salvador Republic:
7.375% 12/1/19 (c)		1,205,000	1,209,519
7.75% 1/24/23 (c)		310,000	318,913
French Government 2% 5/25/48 (c)	EUR	450,000	559,987
Gabonese Republic 6.375% 12/12/24 (c)		460,000	412,832
Georgia Republic 6.875% 4/12/21 (c)		125,000	131,013
German Federal Republic 0% 6/12/20	EUR	14,985,308	17,333,058
Ghana Republic 8.627% 6/16/49 (c)		115,000	100,114
Hong Kong Government SAR 1.32% 12/23/19	HKD	2,700,000	343,415
Indonesian Republic:
7.75% 1/17/38 (c)		690,000	886,348
8.5% 10/12/35 (Reg. S)		700,000	941,483
Irish Republic 2% 2/18/45 (Reg.S)	EUR	750,000	906,566
Islamic Republic of Pakistan:
6.75% 12/3/19 (c)		650,000	643,542
7.25% 4/15/19 (c)		1,595,000	1,591,332
8.25% 4/15/24 (c)		220,000	221,597
Israeli State (guaranteed by U.S. Government through Agency for International Development):
5.5% 9/18/23		5,659,000	6,361,931
5.5% 12/4/23		1,628,000	1,831,378
Ivory Coast 5.75% 12/31/32		333,000	293,413
Japan Government:
0.1% 6/20/28	JPY	100,000,000	922,303
0.4% 3/20/56	JPY	313,000,000	2,468,875
0.9% 6/20/22	JPY	2,960,000,000	27,977,682
Jordanian Kingdom 3% 6/30/25		1,179,000	1,178,764
Kingdom of Norway 3.75% 5/25/21	NOK	5,000,000	613,663
Kingdom of Saudi Arabia 3.625% 3/4/28 (c)		285,000	269,527
Lebanese Republic:
5.45% 11/28/19		735,000	710,289
5.5% 4/23/19		955,000	944,738
5.8% 4/14/20		340,000	323,646
6% 5/20/19		1,515,000	1,501,365
6.15% 6/19/20		170,000	160,647
6.375% 3/9/20		425,000	409,046
Malaysian Government 3.955% 9/15/25	MYR	2,040,000	491,187
Ministry of Finance of the Russian Federation:
5.25% 6/23/47 (c)		1,400,000	1,305,620
5.625% 4/4/42 (c)		400,000	408,918
7.6% 7/20/22	RUB	35,430,000	502,392
12.75% 6/24/28 (Reg. S)		965,000	1,525,358
Mongolian People's Republic 8.75% 3/9/24 (c)		545,000	582,686
Moroccan Kingdom 4.25% 12/11/22 (c)		800,000	802,000
New Zealand Government 6% 5/15/21	NZD	1,000,000	737,641
Panamanian Republic 9.375% 4/1/29		80,000	111,600
Peruvian Republic 4% 3/7/27 (g)		570,000	563,576
Plurinational State of Bolivia 5.95% 8/22/23 (c)		100,000	98,622
Portuguese Republic 2.25% 4/18/34 (c)	EUR	1,950,000	2,224,494
Province of Santa Fe 7% 3/23/23 (c)		1,230,000	1,040,900
Provincia de Cordoba:
7.125% 6/10/21 (c)		1,940,000	1,707,200
7.45% 9/1/24 (c)		695,000	564,688
Republic of Angola 7% 8/17/19 (Issued by Northern Lights III BV for Republic of Angola) (Reg. S)		140,625	141,002
Republic of Armenia:
6% 9/30/20 (c)		635,000	640,453
7.15% 3/26/25 (c)		90,000	94,345
Republic of Iraq:
5.8% 1/15/28 (Reg. S)		2,300,000	2,056,706
6.752% 3/9/23 (c)		215,000	204,214
Republic of Kenya 6.875% 6/24/24 (c)		100,000	93,875
Republic of Nigeria:
6.75% 1/28/21 (c)		90,000	90,946
7.625% 11/28/47 (c)		120,000	100,895
Republic of Serbia 7.25% 9/28/21 (c)		285,000	306,748
Republic of Singapore 3.25% 9/1/20	SGD	4,100,000	3,074,692
Romanian Republic 3.25% 4/29/24	RON	915,000	212,567
Rwanda Republic 6.625% 5/2/23 (c)		210,000	207,900
South African Republic 10.5% 12/21/26	ZAR	10,760,000	813,553
Spanish Kingdom:
1.4% 7/30/28 (Reg. S) (c)	EUR	1,850,000	2,115,280
2.7% 10/31/48 (c)	EUR	1,550,000	1,807,561
State of Qatar:
3.875% 4/23/23 (c)		530,000	536,005
4.5% 4/23/28 (c)		1,170,000	1,221,188
9.75% 6/15/30 (c)		375,000	569,170
Sultanate of Oman 6.75% 1/17/48 (c)		320,000	264,000
Sweden Kingdom 4.25% 3/12/19	SEK	21,700,000	2,471,067
Switzerland Confederation 3% 5/12/19	CHF	3,200,000	3,301,577
Turkish Republic:
5.125% 3/25/22		175,000	170,274
5.625% 3/30/21		805,000	804,940
5.75% 5/11/47		140,000	113,924
6% 3/25/27		125,000	117,538
6.25% 9/26/22		3,745,000	3,766,489
6.75% 5/30/40		250,000	228,690
6.875% 3/17/36		530,000	496,170
7% 3/11/19		900,000	902,988
7% 6/5/20		420,000	428,083
7.25% 12/23/23		445,000	456,807
7.25% 3/5/38		205,000	198,207
7.375% 2/5/25		475,000	489,393
Turkiye Ihracat Kredi Bankasi A/S 5.375% 2/8/21 (c)		265,000	255,646
Ukraine Government:
1.471% 9/29/21		1,600,000	1,546,514
7.75% 9/1/19 (c)		900,000	889,738
7.75% 9/1/20 (c)		1,955,000	1,883,236
7.75% 9/1/21 (c)		4,473,000	4,204,620
7.75% 9/1/22 (c)		2,586,000	2,369,707
9.75% 11/1/28 (c)		445,000	417,001
United Kingdom, Great Britain and Northern Ireland:
1.75% 7/22/19 (Reg.S)	GBP	6,750,000	8,650,095
4.25% 12/7/27	GBP	3,650,000	5,866,463
United Kingdom, Great Britain and Northern Ireland Treasury GILT 2.5% 7/22/65 (Reg. S)	GBP	1,750,000	2,781,527
United Mexican States 6.5% 6/9/22	MXN	16,155,000	771,491
Uruguay Republic 7.875% 1/15/33 pay-in-kind		105,000	138,001
Venezuelan Republic:
oil recovery warrants 4/15/20 (h)(o)		1,251	1,251
9.25% 9/15/27 (d)		2,200,000	511,500
11.95% 8/5/31 (Reg. S) (d)		840,000	197,400
12.75% 8/23/22 (d)		190,000	44,650
Vietnamese Socialist Republic:
6 month U.S. LIBOR + 0.813% 3.375% 3/13/28 (b)(e)(h)		75,000	68,356
5.5% 3/12/28		2,064,000	2,055,302
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $206,754,512)			204,304,869

Supranational Obligations - 0.0%
European Bank for Reconstruction & Development 6% 5/4/20 (Reg. S) (Cost $548,184)	INR	35,500,000	499,648
		Shares	Value

Common Stocks - 4.4%
COMMUNICATION SERVICES - 0.7%
Entertainment - 0.1%
Activision Blizzard, Inc.		7,700	358,589
Electronic Arts, Inc. (p)		7,200	568,152
Take-Two Interactive Software, Inc. (p)		6,600	679,404
			1,606,145
Interactive Media & Services - 0.3%
Alphabet, Inc. Class A (p)		2,600	2,716,896
Facebook, Inc. Class A (p)		7,700	1,009,393
			3,726,289
Media - 0.1%
Altice U.S.A., Inc. Class A		56,000	925,120
Comcast Corp. Class A		30,300	1,031,715
			1,956,835
Wireless Telecommunication Services - 0.2%
T-Mobile U.S., Inc. (p)		34,700	2,207,267

TOTAL COMMUNICATION SERVICES			9,496,536

CONSUMER DISCRETIONARY - 0.7%
Auto Components - 0.0%
Chassix Holdings, Inc. warrants 7/29/20 (h)(p)		1,921	9,855
Exide Technologies (h)(p)		2,115	2,115
Exide Technologies (h)(p)		7,052	4,936
UC Holdings, Inc. (h)		33,750	659,813
			676,719
Diversified Consumer Services - 0.0%
Houghton Mifflin Harcourt Co. warrants 6/22/19 (p)(q)		2,218	43
Hotels, Restaurants & Leisure - 0.3%
Boyd Gaming Corp.		50,200	1,043,156
Eldorado Resorts, Inc. (p)		7,600	275,196
MGM Mirage, Inc.		19,100	463,366
Penn National Gaming, Inc. (p)		27,600	519,708
Red Rock Resorts, Inc.		31,200	633,672
Royal Caribbean Cruises Ltd.		6,000	586,740
Scientific Games Corp. Class A (p)		10,700	191,316
Wyndham Hotels & Resorts, Inc.		6,300	285,831
Wynn Resorts Ltd.		182	18,002
			4,016,987
Household Durables - 0.0%
Lennar Corp. Class B		349	10,934
Internet & Direct Marketing Retail - 0.3%
Alibaba Group Holding Ltd. sponsored ADR (p)		22,300	3,056,661
Amazon.com, Inc. (p)		700	1,051,379
			4,108,040
Media - 0.0%
Studio City International Holdings Ltd. ADR		11,100	185,592
Textiles, Apparel & Luxury Goods - 0.1%
adidas AG		5,102	1,066,240

TOTAL CONSUMER DISCRETIONARY			10,064,555

CONSUMER STAPLES - 0.2%
Food & Staples Retailing - 0.0%
Southeastern Grocers, Inc. (h)(p)		10,231	323,504
Food Products - 0.2%
Darling International, Inc. (p)		71,600	1,377,584
JBS SA		288,600	863,026
Reddy Ice Holdings, Inc. (p)		5,683	2,842
			2,243,452

TOTAL CONSUMER STAPLES			2,566,956

ENERGY - 0.1%
Energy Equipment & Services - 0.0%
Forbes Energy Services Ltd. (p)		6,562	19,686
Oil, Gas & Consumable Fuels - 0.1%
Chaparral Energy, Inc. Class A (p)		5,029	24,743
Diamondback Energy, Inc.		9,300	862,110
Goodrich Petroleum Corp. (p)		4,211	56,849
Harvest Oil & Gas Corp. (p)		13,350	240,033
Parsley Energy, Inc. Class A (p)		23,000	367,540
Ultra Petroleum Corp. warrants 7/14/25 (p)		10,710	0
VNR Finance Corp. (p)		4,091	5,932
VNR Finance Corp. (c)(p)		19,701	28,566
			1,585,773

TOTAL ENERGY			1,605,459

FINANCIALS - 0.2%
Banks - 0.1%
Bank of America Corp.		36,200	891,968
JPMorgan Chase & Co.		10,000	976,200
			1,868,168
Capital Markets - 0.0%
Penson Worldwide, Inc. Class A (h)(p)		314,563	3
Consumer Finance - 0.0%
OneMain Holdings, Inc. (p)		21,400	519,806
Mortgage Real Estate Investment Trusts - 0.1%
Starwood Property Trust, Inc.		26,600	524,286

TOTAL FINANCIALS			2,912,263

HEALTH CARE - 0.3%
Health Care Providers & Services - 0.1%
Humana, Inc.		3,200	916,736
Rotech Healthcare, Inc. (h)(p)		6,069	9,710
UnitedHealth Group, Inc.		4,100	1,021,392
			1,947,838
Life Sciences Tools & Services - 0.1%
IQVIA Holdings, Inc. (p)		11,500	1,335,955
Pharmaceuticals - 0.1%
Jazz Pharmaceuticals PLC (p)		4,700	582,612

TOTAL HEALTH CARE			3,866,405

INDUSTRIALS - 0.5%
Aerospace & Defense - 0.1%
TransDigm Group, Inc. (p)		2,100	714,126
Airlines - 0.2%
Air Canada (p)		106,500	2,025,154
Commercial Services & Supplies - 0.0%
Novus Holdings Ltd.		3,285	925
Machinery - 0.0%
Allison Transmission Holdings, Inc.		12,900	566,439
Marine - 0.0%
U.S. Shipping Partners Corp. (h)(p)		644	0
U.S. Shipping Partners Corp. warrants 12/31/29 (h)(p)		6,028	0
			0
Trading Companies & Distributors - 0.2%
HD Supply Holdings, Inc. (p)		37,300	1,399,496
Penhall Acquisition Co.:
Class A (h)(p)		321	29,532
Class B (h)(p)		107	9,844
United Rentals, Inc. (p)		14,763	1,513,650
			2,952,522
Transportation Infrastructure - 0.0%
Tricer Holdco SCA:
Class A1 (h)(p)(q)		16,755	19
Class A2 (h)(p)(q)		16,755	19
Class A3 (h)(p)(q)		16,755	19
Class A4 (h)(p)(q)		16,755	19
Class A5 (h)(p)(q)		16,755	19
Class A6 (h)(p)(q)		16,755	19
Class A7 (h)(p)(q)		16,755	19
Class A8 (h)(p)(q)		16,755	19
Class A9 (h)(p)(q)		16,755	19
			171

TOTAL INDUSTRIALS			6,259,337

INFORMATION TECHNOLOGY - 1.3%
Electronic Equipment & Components - 0.0%
CDW Corp.		8,600	697,030
IT Services - 0.6%
EPAM Systems, Inc. (p)		8,700	1,009,287
First Data Corp. Class A (p)		35,400	598,614
Global Payments, Inc.		14,600	1,505,698
MasterCard, Inc. Class A		8,900	1,678,985
PayPal Holdings, Inc. (p)		19,200	1,614,528
Visa, Inc. Class A		13,700	1,807,578
			8,214,690
Semiconductors & Semiconductor Equipment - 0.3%
Microchip Technology, Inc. (r)		20,900	1,503,128
NVIDIA Corp.		9,700	1,294,950
NXP Semiconductors NV		14,700	1,077,216
ON Semiconductor Corp. (p)		51,200	845,312
			4,720,606
Software - 0.4%
Adobe, Inc. (p)		7,700	1,742,048
Microsoft Corp.		18,300	1,858,731
SS&C Technologies Holdings, Inc.		29,700	1,339,767
			4,940,546

TOTAL INFORMATION TECHNOLOGY			18,572,872

MATERIALS - 0.2%
Chemicals - 0.2%
DowDuPont, Inc.		17,300	925,204
The Chemours Co. LLC		30,200	852,244
Westlake Chemical Corp.		8,500	562,445
			2,339,893
Containers & Packaging - 0.0%
Crown Holdings, Inc. (p)		14,300	594,451
Metals & Mining - 0.0%
Aleris Corp. (h)(p)		2,037	0
Algoma Steel GP (h)		10,220	54,483
Algoma Steel SCA (h)		10,220	54,484
Elah Holdings, Inc. (p)		14	840
First Quantum Minerals Ltd.		32,700	264,436
			374,243

TOTAL MATERIALS			3,308,587

UTILITIES - 0.2%
Electric Utilities - 0.1%
Portland General Electric Co.		140	6,419
Vistra Energy Corp. (p)		85,300	1,952,517
			1,958,936
Independent Power and Renewable Electricity Producers - 0.1%
NRG Energy, Inc.		18,800	744,480

TOTAL UTILITIES			2,703,416

TOTAL COMMON STOCKS
(Cost $60,947,187)			61,356,386

Preferred Stocks - 0.0%
Convertible Preferred Stocks - 0.0%
CONSUMER STAPLES - 0.0%
Food Products - 0.0%
Reddy Ice Holdings, Inc. 7.00% pay-in-kind (h)(p)		2,286	19,820
Nonconvertible Preferred Stocks - 0.0%
INDUSTRIALS - 0.0%
Transportation Infrastructure - 0.0%
Tricer Holdco SCA (h)(p)(q)		8,042,141	2,716
TOTAL PREFERRED STOCKS
(Cost $303,071)			22,536
		Principal Amount(a)	Value

Bank Loan Obligations - 1.6%
CONSUMER DISCRETIONARY - 0.0%
Diversified Consumer Services - 0.0%
KUEHG Corp. Tranche B 2LN, term loan 3 month U.S. LIBOR + 8.250% 11.053% 8/22/25 (a)(b)(e)		305,000	304,238
ENERGY - 0.6%
Energy Equipment & Services - 0.0%
BCP Raptor II LLC Tranche B, term loan 3 month U.S. LIBOR + 4.750% 7.1434% 11/3/25 (b)(e)		290,000	267,888
Forbes Energy Services LLC Tranche B, term loan 14% 4/13/21 (b)(h)		69,952	70,476
			338,364
Oil, Gas & Consumable Fuels - 0.6%
BCP Raptor LLC Tranche B, term loan 3 month U.S. LIBOR + 4.250% 6.869% 6/22/24 (b)(e)		453,100	421,949
California Resources Corp.:
Tranche 1LN, term loan 3 month U.S. LIBOR + 10.375% 12.8974% 12/31/21 (b)(e)		5,345,000	5,224,738
Tranche B, term loan 3 month U.S. LIBOR + 4.750% 7.2563% 12/31/22 (b)(e)		2,090,000	2,020,340
			7,667,027

TOTAL ENERGY			8,005,391

FINANCIALS - 0.1%
Diversified Financial Services - 0.1%
RegionalCare Hospital Partners Holdings, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.500% 7.129% 11/16/25 (b)(e)		1,495,000	1,414,644
Insurance - 0.0%
HUB International Ltd. Tranche B, term loan 3 month U.S. LIBOR + 2.750% 5.2399% 4/25/25 (b)(e)		273,625	257,807

TOTAL FINANCIALS			1,672,451

HEALTH CARE - 0.0%
Pharmaceuticals - 0.0%
Valeant Pharmaceuticals International, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 5.3789% 6/1/25 (b)(e)		115,500	110,078
INDUSTRIALS - 0.0%
Construction & Engineering - 0.0%
Traverse Midstream Partners Ll Tranche B, term loan 3 month U.S. LIBOR + 4.000% 6.6% 9/27/24 (b)(e)		155,000	148,413
INFORMATION TECHNOLOGY - 0.7%
Internet Software & Services - 0.1%
McAfee LLC Tranche B, term loan:
3 month U.S. LIBOR + 3.750% 6.2724% 9/29/24 (b)(e)		239,234	232,157
3 month U.S. LIBOR + 8.500% 11.0056% 9/29/25 (b)(e)		1,324,583	1,311,338
			1,543,495
IT Services - 0.1%
Web.com Group, Inc.:
2LN, term loan 3 month U.S. LIBOR + 7.750% 10.1704% 10/11/26 (b)(e)		526,667	520,083
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 6.1704% 10/11/25 (b)(e)		600,000	576,000
			1,096,083
Software - 0.5%
Almonde, Inc.:
Tranche 2LN, term loan 3 month U.S. LIBOR + 7.250% 10.053% 6/13/25 (b)(e)		1,744,344	1,601,063
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 6.303% 6/13/24 (b)(e)		721,780	670,743
Boxer Parent Co., Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.250% 7.053% 10/2/25 (b)(e)		1,040,000	1,000,678
Digicert Holdings, Inc. Tranche B, term loan:
3 month U.S. LIBOR + 4.000% 6.5224% 10/31/24 (b)(e)		872,314	851,963
3 month U.S. LIBOR + 8.000% 10.5224% 10/31/25 (b)(e)		676,000	653,469
Kronos, Inc. 2LN, term loan 3 month U.S. LIBOR + 8.250% 10.791% 11/1/24 (b)(e)		1,090,000	1,074,337
Landesk Group, Inc. term loan:
3 month U.S. LIBOR + 4.250% 6.6% 1/20/24 (b)(e)		167,188	161,963
3 month U.S. LIBOR + 9.000% 11.35% 1/20/25(b)(e)		535,000	508,250
Vertafore, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 6.053% 7/2/25 (b)(e)		180,000	170,606
			6,693,072

TOTAL INFORMATION TECHNOLOGY			9,332,650

MATERIALS - 0.2%
Containers & Packaging - 0.1%
Flex Acquisition Co., Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 5.5992% 6/29/25 (b)(e)		857,850	810,239
Metals & Mining - 0.1%
Murray Energy Corp. Tranche B 2LN, term loan 3 month U.S. LIBOR + 7.250% 9.7766% 10/17/22 (b)(e)		1,226,659	1,033,460

TOTAL MATERIALS			1,843,699

TOTAL BANK LOAN OBLIGATIONS
(Cost $22,457,549)			21,416,920
		Shares	Value

Fixed-Income Funds - 8.9%
Fidelity Floating Rate Central Fund (s)		1,231,195	121,211,148
iShares JPMorgan USD Emerging Markets Bond ETF		22,347	2,322,077
TOTAL FIXED-INCOME FUNDS
(Cost $130,493,234)			123,533,225
		Principal Amount(a)	Value

Preferred Securities - 4.7%
COMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
Colombia Telecomunicaciones SA 8.5% (a)(b)(c)(f)		445,000	466,959
CONSUMER DISCRETIONARY - 0.2%
Automobiles - 0.2%
Volkswagen International Finance NV 4.625% (Reg. S) (b)(e)(f)	EUR	1,900,000	2,087,205
CONSUMER STAPLES - 0.1%
Food Products - 0.1%
Cosan Overseas Ltd. 8.25% (f)		1,685,000	1,719,169
ENERGY - 0.5%
Oil, Gas & Consumable Fuels - 0.5%
Andeavor Logistics LP 6.875% (b)(f)		1,550,000	1,412,605
DCP Midstream Partners LP 7.375% (b)(f)		775,000	692,419
Energy Transfer Partners LP:
6.25% (b)(f)		3,540,000	3,046,107
6.625% (b)(f)		1,370,000	1,164,533
Summit Midstream Partners LP 9.5% (b)(f)		775,000	731,939
			7,047,603
FINANCIALS - 3.7%
Banks - 3.0%
Alfa Bond Issuance PLC 8% (Reg. S) (b)(f)		875,000	789,973
Banco Do Brasil SA 9% (b)(c)(f)		1,615,000	1,647,044
Banco Mercantil del Norte SA 7.625% (b)(c)(f)		495,000	487,841
Bank of America Corp.:
5.125% (b)(f)		1,345,000	1,317,578
5.2% (b)(f)		3,067,000	2,966,797
5.875% (b)(f)		5,125,000	4,755,732
6.25% (b)(f)		1,410,000	1,421,806
Barclays PLC 7.75% (b)(f)		1,485,000	1,433,886
Citigroup, Inc.:
5.8% (b)(f)		1,130,000	1,107,480
5.9% (b)(f)		1,455,000	1,388,485
5.95% (b)(f)		2,675,000	2,508,244
6.25% (b)(f)		920,000	902,803
6.3% (b)(f)		270,000	251,283
Credit Agricole SA 7.875% (b)(c)(f)		420,000	420,278
Huntington Bancshares, Inc. 5.7% (b)(f)		650,000	584,728
Itau Unibanco Holding SA 6.125% (b)(c)(f)		650,000	611,563
JPMorgan Chase & Co.:
5% (b)(f)		1,615,000	1,598,850
5.3% (b)(f)		865,000	861,913
6% (b)(f)		6,524,000	6,539,956
6.125% (b)(f)		850,000	852,636
6.75% (b)(f)		400,000	424,526
Royal Bank of Scotland Group PLC 8.625% (b)(f)		2,190,000	2,267,699
Tinkoff Credit Systems 9.25% (Reg. S) (b)(f)		605,000	597,963
Wells Fargo & Co.:
5.875% (b)(f)		2,600,000	2,577,104
5.9% (b)(f)		3,065,000	2,928,624
			41,244,792
Capital Markets - 0.6%
Credit Suisse Group AG 7.5% (b)(c)(f)		1,880,000	1,897,760
Goldman Sachs Group, Inc.:
5% (b)(f)		2,731,000	2,322,189
5.375% (b)(f)		1,665,000	1,621,695
5.7% (b)(f)		1,701,000	1,672,573
			7,514,217
Insurance - 0.1%
MAPFRE SA 4.375% 3/31/47 (Reg. S) (b)	EUR	1,600,000	1,931,449

TOTAL FINANCIALS			50,690,458

INDUSTRIALS - 0.0%
Construction & Engineering - 0.0%
Odebrecht Finance Ltd.:
7.5% (c)(f)		1,875,000	278,906
7.5% (Reg. S) (f)		100,000	14,875
			293,781
REAL ESTATE - 0.2%
Equity Real Estate Investment Trusts (REITs) - 0.2%
Unibail-Rodamco 2.125% (Reg. S) (b)(f)	EUR	3,000,000	3,260,950
TOTAL PREFERRED SECURITIES
(Cost $70,268,804)			65,566,125
		Shares	Value

Money Market Funds - 7.9%
Fidelity Cash Central Fund, 2.42% (t)		108,511,568	108,533,270
Fidelity Securities Lending Cash Central Fund 2.41% (t)(u)		1,184,802	1,184,920
TOTAL MONEY MARKET FUNDS
(Cost $109,709,637)			109,718,190

Purchased Swaptions - 0.0%
	Expiration Date	Notional Amount	Value
Put Options - 0.0%
Option on an interest rate swap with Goldman Sachs Bank U.S.A. to pay semi-annually a fixed rate of 2.495% and receive quarterly a floating rate based on 3-month LIBOR, expiring October 2027	10/5/20	3,300,000	$104,523
Option on an interest rate swap with JPMorgan Chase Bank NA to pay semi-annually a fixed rate of 2.5340% and receive quarterly a floating rate based on 3-month LIBOR, expiring December 2027	12/8/20	3,900,000	124,606
Option on an interest rate swap with JPMorgan Chase Bank NA to pay semi-annually a fixed rate of 2.5575% and receive quarterly a floating rate based on 3-month LIBOR, expiring October 2027	10/6/20	1,100,000	32,452

TOTAL PUT OPTIONS			261,581

Call Options - 0.0%
Option on an interest rate swap with Goldman Sachs Bank U.S.A. to receive semi-annually a fixed rate of 2.495% and pay quarterly a floating rate based on 3-month LIBOR, expiring October 2027	10/5/20	3,300,000	68,928
Option on an interest rate swap with JPMorgan Chase Bank NA to receive semi-annually a fixed rate of 2.5340% and pay quarterly a floating rate based on 3-month LIBOR, expiring December 2027	12/8/20	3,900,000	89,078
Option on an interest rate swap with JPMorgan Chase Bank NA to receive semi-annually a fixed rate of 2.5575% and pay quarterly a floating rate based on 3-month LIBOR, expiring October 2027	10/6/20	1,100,000	24,811

TOTAL CALL OPTIONS			182,817

TOTAL PURCHASED SWAPTIONS
(Cost $531,730)			444,398
TOTAL INVESTMENT IN SECURITIES - 100.6%
(Cost $1,442,698,828)			1,397,212,600
NET OTHER ASSETS (LIABILITIES) - (0.6)%			(7,698,041)
NET ASSETS - 100%			$1,389,514,559

TBA Sale Commitments
	Principal Amount	Value
Fannie Mae
3% 1/1/49	$(1,500,000)	$(1,463,564)
3% 1/1/49	(1,245,000)	(1,214,758)
3% 1/1/49	(1,245,000)	(1,214,758)
3.5% 1/1/49	(800,000)	(799,694)
3.5% 1/1/49	(300,000)	(299,885)
3.5% 1/1/49	(100,000)	(99,962)
3.5% 1/1/49	(275,000)	(274,895)
3.5% 1/1/49	(275,000)	(274,895)
3.5% 1/1/49	(3,550,000)	(3,548,642)
4.5% 1/1/49	(300,000)	(310,562)
4.5% 1/1/49	(375,000)	(388,202)
4.5% 1/1/49	(375,000)	(388,202)
4.5% 1/1/49	(250,000)	(258,801)
TOTAL TBA SALE COMMITMENTS
(Proceeds $10,485,926)		$(10,536,820)

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Treasury Contracts
CBOT 10-Year U.S. Treasury Note Contracts (United States)	271	March 2019	$33,066,234	$780,670	$780,670
CBOT 2-Year U.S. Treasury Note Contracts (United States)	36	March 2019	7,643,250	51,693	51,693
CBOT 5-Year U.S. Treasury Note Contracts (United States)	102	March 2019	11,698,125	199,014	199,014
CBOT Long Term U.S. Treasury Bond Contracts (United States)	91	March 2019	13,286,000	601,257	601,257
CBOT Ultra Long Term U.S. Treasury Bond Contracts (United States)	15	March 2019	2,409,844	123,014	123,014

TOTAL PURCHASED					1,755,648

Sold
Treasury Contracts
CBOT Long Term U.S. Treasury Bond Contracts (United States)	2	March 2019	292,000	(14,144)	(14,144)
CBOT Ultra 10-Year U.S. Treasury Note Contracts (United States)	53	March 2019	6,894,141	(224,588)	(224,588)

TOTAL SOLD					(238,732)

TOTAL FUTURES CONTRACTS					$1,516,916

The notional amount of futures purchased as a percentage of Net Assets is 4.9%

The notional amount of futures sold as a percentage of Net Assets is 0.5%

Swaps

Payment Received	Payment Frequency	Payment Paid	Payment Frequency	Clearinghouse / Counterparty(1)	Maturity Date	Notional Amount	Value	Upfront Premium Received/(Paid)(2)	Unrealized Appreciation/(Depreciation)
Interest Rate Swaps
2.75%	Semi - annual	3-month LIBOR(3)	Quarterly	LCH	Mar. 2026	$2,680,000	$28,088	$0	$28,088

 (1) Swaps with LCH Clearnet Group (LCH) are centrally cleared over-the-counter (OTC) swaps.

 (2) Any premiums for centrally cleared over-the-counter (OTC) swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation).

 (3) Represents floating rate.

Currency Abbreviations

AUD – Australian dollar

BRL – Brazilian real

CAD – Canadian dollar

CHF – Swiss franc

DKK – Danish krone

EUR – European Monetary Unit

GBP – British pound

HKD – Hong Kong dollar

INR – Indian rupee

JPY – Japanese yen

MXN – Mexican peso

MYR – Malyasian ringgit

NOK – Norwegian krone

NZD – New Zealand dollar

RON – Romanian leu

RUB – Russian ruble

SEK – Swedish krona

SGD – Singapore dollar

ZAR – South African rand

Security Type Abbreviations

ETF – Exchange-Traded Fund

Legend

 (a) Amount is stated in United States dollars unless otherwise noted.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $296,095,959 or 21.3% of net assets.

 (d) Non-income producing - Security is in default.

 (e) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (f) Security is perpetual in nature with no stated maturity date.

 (g) Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

 (h) Level 3 security

 (i) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $501,817.

 (j) Security or a portion of the security was pledged to cover margin requirements for centrally cleared OTC swaps. At period end, the value of securities pledged amounted to $90,601.

 (k) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (l) Represents an investment in an underlying pool of reverse mortgages which typically do not require regular principal and interest payments as repayment is deferred until a maturity event.

 (m) Security represents right to receive monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool as of the end of the period.

 (n) Coupon is inversely indexed to a floating interest rate multiplied by a specified factor. The price may be considerably more volatile than the price of a comparable fixed rate security.

 (o) Quantity represents share amount.

 (p) Non-income producing

 (q) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $2,930 or 0.0% of net assets.

 (r) Security or a portion of the security is on loan at period end.

 (s) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-Q and is available upon request or at the SEC's website at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (t) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (u) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Houghton Mifflin Harcourt Co. warrants 6/22/19	6/22/12	$4,281
Tricer Holdco SCA	10/16/09 - 12/30/17	$286,754
Tricer Holdco SCA Class A1	10/16/09 - 10/29/09	$45,666
Tricer Holdco SCA Class A2	10/16/09 - 10/29/09	$45,666
Tricer Holdco SCA Class A3	10/16/09 - 10/29/09	$45,666
Tricer Holdco SCA Class A4	10/16/09 - 10/29/09	$45,666
Tricer Holdco SCA Class A5	10/16/09 - 10/29/09	$45,666
Tricer Holdco SCA Class A6	10/16/09 - 10/29/09	$45,666
Tricer Holdco SCA Class A7	10/16/09 - 10/29/09	$45,666
Tricer Holdco SCA Class A8	10/16/09 - 10/29/09	$45,666
Tricer Holdco SCA Class A9	10/16/09 - 10/29/09	$45,706

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$1,830,426
Fidelity Floating Rate Central Fund	7,154,516
Fidelity Securities Lending Cash Central Fund	2,979
Total	$8,987,921

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Fiscal year to date information regarding the Fund’s investments in non-Money Market Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Floating Rate Central Fund	$107,568,078	$36,008,100	$16,695,882	$(132,996)	$(5,536,152)	$121,211,148	6.1%
Total	$107,568,078	$36,008,100	$16,695,882	$(132,996)	$(5,536,152)	$121,211,148

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$9,496,536	$9,496,536	$--	$--
Consumer Discretionary	10,064,555	9,387,793	43	676,719
Consumer Staples	2,586,776	2,243,452	--	343,324
Energy	1,605,459	1,605,459	--	--
Financials	2,912,263	2,912,260	--	3
Health Care	3,866,405	3,856,695	--	9,710
Industrials	6,262,053	6,218,865	925	42,263
Information Technology	18,572,872	18,572,872	--	--
Materials	3,308,587	3,199,620	--	108,967
Utilities	2,703,416	2,703,416	--	--
Corporate Bonds	462,865,508	--	462,761,549	103,959
U.S. Government and Government Agency Obligations	227,785,208	--	227,785,208	--
U.S. Government Agency - Mortgage Securities	31,967,866	--	31,967,866	--
Asset-Backed Securities	10,531,146	--	10,531,146	--
Collateralized Mortgage Obligations	45,328,827	--	45,328,827	--
Commercial Mortgage Securities	31,871,748	--	31,871,748	--
Foreign Government and Government Agency Obligations	204,304,869	--	204,235,262	69,607
Supranational Obligations	499,648	--	499,648	--
Bank Loan Obligations	21,416,920	--	21,346,444	70,476
Fixed-Income Funds	123,533,225	123,533,225	--	--
Preferred Securities	65,566,125	--	65,566,125	--
Money Market Funds	109,718,190	109,718,190	--	--
Purchased Swaptions	444,398	--	444,398	--
Total Investments in Securities:	$1,397,212,600	$293,448,383	$1,102,339,189	$1,425,028
Derivative Instruments:
Assets
Futures Contracts	$1,755,648	$1,755,648	$--	$--
Swaps	28,088	--	28,088	--
Total Assets	$1,783,736	$1,755,648	$28,088	$--
Liabilities
Futures Contracts	$(238,732)	$(238,732)	$--	$--
Total Liabilities	$(238,732)	$(238,732)	$--	$--
Total Derivative Instruments:	$1,545,004	$1,516,916	$28,088	$--
Other Financial Instruments:
TBA Sale Commitments	$(10,536,820)	$--	$(10,536,820)	$--
Total Other Financial Instruments:	$(10,536,820)	$--	$(10,536,820)	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of December 31, 2018. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Interest Rate Risk
Futures Contracts(a)	$1,755,648	$(238,732)
Purchased Swaptions(b)	444,398	0
Swaps(c)	28,088	0
Total Value of Derivatives	$2,228,134	$(238,732)

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in net unrealized appreciation (depreciation).

 (b) Gross value is included in the Statement of Assets and Liabilities in the investments, at value line-item.

 (c) For centrally cleared over-the-counter (OTC) swaps, reflects gross cumulative appreciation (depreciation) as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin for centrally cleared OTC swaps is included in receivable or payable for daily variation margin on centrally cleared OTC swaps, and the net cumulative appreciation (depreciation) for centrally cleared OTC swaps is included in net unrealized appreciation (depreciation).

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	68.3%
United Kingdom	3.4%
Canada	3.1%
Japan	2.3%
Argentina	1.9%
Luxembourg	1.8%
Italy	1.6%
Cayman Islands	1.5%
Netherlands	1.5%
Germany	1.5%
France	1.0%
Mexico	1.0%
Others (Individually Less Than 1%)	11.1%
100.0%

The information in the above tables is based on the combined investments of the fund and its pro-rata share of the investments of Fidelity's Fixed-Income Central Funds

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2018
Assets
Investment in securities, at value (including securities loaned of $1,165,248) — See accompanying schedule: Unaffiliated issuers (cost $1,204,859,560)	$1,166,283,262
Fidelity Central Funds (cost $237,839,268)	230,929,338
Total Investment in Securities (cost $1,442,698,828)		$1,397,212,600
Cash		395,189
Foreign currency held at value (cost $16,886)		16,377
Receivable for investments sold		647,713
Receivable for TBA sale commitments		10,485,926
Receivable for fund shares sold		308,531
Dividends receivable		59,247
Interest receivable		12,152,932
Distributions receivable from Fidelity Central Funds		819,569
Receivable for daily variation margin on futures contracts		162,203
Receivable for daily variation margin on centrally cleared OTC swaps		2,505
Prepaid expenses		2,190
Other receivables		15,272
Total assets		1,422,280,254
Liabilities
Payable for investments purchased
Regular delivery	$1,245,142
Delayed delivery	18,209,827
TBA sale commitments, at value	10,536,820
Payable for fund shares redeemed	589,141
Accrued management fee	647,949
Distribution and service plan fees payable	83,369
Other affiliated payables	145,083
Other payables and accrued expenses	123,337
Collateral on securities loaned	1,185,027
Total liabilities		32,765,695
Net Assets		$1,389,514,559
Net Assets consist of:
Paid in capital		$1,435,083,483
Total distributable earnings (loss)		(45,568,924)
Net Assets		$1,389,514,559
Net Asset Value and Maximum Offering Price
Initial Class:
Net Asset Value, offering price and redemption price per share ($82,528,899 ÷ 7,677,164 shares)		$10.75
Service Class:
Net Asset Value, offering price and redemption price per share ($1,745,178 ÷ 162,790 shares)		$10.72
Service Class 2:
Net Asset Value, offering price and redemption price per share ($397,784,591 ÷ 37,361,351 shares)		$10.65
Investor Class:
Net Asset Value, offering price and redemption price per share ($907,455,891 ÷ 84,708,466 shares)		$10.71

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2018
Investment Income
Dividends		$4,180,985
Interest		51,388,559
Income from Fidelity Central Funds		8,987,921
Total income		64,557,465
Expenses
Management fee	$8,285,663
Transfer agent fees	1,356,765
Distribution and service plan fees	983,625
Accounting and security lending fees	506,215
Custodian fees and expenses	78,657
Independent trustees' fees and expenses	6,943
Registration fees	182
Audit	111,812
Legal	(99,964)
Miscellaneous	11,198
Total expenses before reductions	11,241,096
Expense reductions	(27,780)
Total expenses after reductions		11,213,316
Net investment income (loss)		53,344,149
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(2,341,635)
Fidelity Central Funds	(134,695)
Foreign currency transactions	(1,493,543)
Futures contracts	(111,594)
Swaps	(53,242)
Written options	28,151
Total net realized gain (loss)		(4,106,558)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(84,668,370)
Fidelity Central Funds	(5,534,633)
Assets and liabilities in foreign currencies	(17,803)
Futures contracts	1,521,092
Swaps	30,297
Delayed delivery commitments	(50,894)
Total change in net unrealized appreciation (depreciation)		(88,720,311)
Net gain (loss)		(92,826,869)
Net increase (decrease) in net assets resulting from operations		$(39,482,720)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2018	Year ended December 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$53,344,149	$48,290,503
Net realized gain (loss)	(4,106,558)	15,785,344
Change in net unrealized appreciation (depreciation)	(88,720,311)	40,260,354
Net increase (decrease) in net assets resulting from operations	(39,482,720)	104,336,201
Distributions to shareholders	(55,455,091)	–
Distributions to shareholders from net investment income	–	(47,218,735)
Distributions to shareholders from net realized gain	–	(7,817,967)
Total distributions	(55,455,091)	(55,036,702)
Share transactions - net increase (decrease)	(61,326,077)	198,447,298
Total increase (decrease) in net assets	(156,263,888)	247,746,797
Net Assets
Beginning of period	1,545,778,447	1,298,031,650
End of period	$1,389,514,559	$1,545,778,447
Other Information
Undistributed net investment income end of period		$4,228,368

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

VIP Strategic Income Portfolio Initial Class

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$11.50	$11.07	$10.60	$11.12	$11.20
Income from Investment Operations
Net investment income (loss)A	.418	.399	.429	.413	.413
Net realized and unrealized gain (loss)	(.716)	.462	.446	(.593)	(.010)
Total from investment operations	(.298)	.861	.875	(.180)	.403
Distributions from net investment income	(.444)B	(.371)	(.405)	(.306)	(.350)
Distributions from net realized gain	(.008)B	(.060)	–	–	(.133)
Tax return of capital	–	–	–	(.034)	–
Total distributions	(.452)	(.431)	(.405)	(.340)	(.483)
Net asset value, end of period	$10.75	$11.50	$11.07	$10.60	$11.12
Total ReturnC,D	(2.57)%	7.79%	8.27%	(1.63)%	3.60%
Ratios to Average Net AssetsE,F
Expenses before reductions	.66%	.67%	.68%	.69%	.68%
Expenses net of fee waivers, if any	.66%	.67%	.68%	.69%	.68%
Expenses net of all reductions	.66%	.67%	.68%	.69%	.68%
Net investment income (loss)	3.66%	3.45%	3.84%	3.69%	3.56%
Supplemental Data
Net assets, end of period (000 omitted)	$82,529	$96,952	$91,630	$91,714	$107,847
Portfolio turnover rateG	118%	124%	81%	92%	119%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds were less than .005%.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

VIP Strategic Income Portfolio Service Class

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$11.47	$11.05	$10.59	$11.11	$11.19
Income from Investment Operations
Net investment income (loss)A	.406	.389	.417	.401	.401
Net realized and unrealized gain (loss)	(.715)	.461	.444	(.592)	(.009)
Total from investment operations	(.309)	.850	.861	(.191)	.392
Distributions from net investment income	(.433)B	(.370)	(.401)	(.295)	(.339)
Distributions from net realized gain	(.008)B	(.060)	–	–	(.133)
Tax return of capital	–	–	–	(.034)	–
Total distributions	(.441)	(.430)	(.401)	(.329)	(.472)
Net asset value, end of period	$10.72	$11.47	$11.05	$10.59	$11.11
Total ReturnC,D	(2.68)%	7.71%	8.14%	(1.73)%	3.51%
Ratios to Average Net AssetsE,F
Expenses before reductions	.76%	.77%	.78%	.79%	.78%
Expenses net of fee waivers, if any	.76%	.77%	.78%	.79%	.78%
Expenses net of all reductions	.76%	.77%	.78%	.79%	.78%
Net investment income (loss)	3.56%	3.35%	3.75%	3.59%	3.46%
Supplemental Data
Net assets, end of period (000 omitted)	$1,745	$1,899	$526	$753	$831
Portfolio turnover rateG	118%	124%	81%	92%	119%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds were less than .005%.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

VIP Strategic Income Portfolio Service Class 2

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$11.40	$10.98	$10.52	$11.05	$11.14
Income from Investment Operations
Net investment income (loss)A	.385	.368	.398	.380	.380
Net realized and unrealized gain (loss)	(.709)	.459	.444	(.593)	(.005)
Total from investment operations	(.324)	.827	.842	(.213)	.375
Distributions from net investment income	(.418)B	(.347)	(.382)	(.283)	(.332)
Distributions from net realized gain	(.008)B	(.060)	–	–	(.133)
Tax return of capital	–	–	–	(.034)	–
Total distributions	(.426)	(.407)	(.382)	(.317)	(.465)
Net asset value, end of period	$10.65	$11.40	$10.98	$10.52	$11.05
Total ReturnC,D	(2.82)%	7.54%	8.02%	(1.94)%	3.37%
Ratios to Average Net AssetsE,F
Expenses before reductions	.91%	.92%	.93%	.94%	.93%
Expenses net of fee waivers, if any	.91%	.92%	.93%	.94%	.93%
Expenses net of all reductions	.91%	.92%	.93%	.94%	.93%
Net investment income (loss)	3.41%	3.20%	3.59%	3.44%	3.31%
Supplemental Data
Net assets, end of period (000 omitted)	$397,785	$374,227	$260,789	$185,925	$137,892
Portfolio turnover rateG	118%	124%	81%	92%	119%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds were less than .005%.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

VIP Strategic Income Portfolio Investor Class

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$11.46	$11.03	$10.57	$11.09	$11.17
Income from Investment Operations
Net investment income (loss)A	.413	.394	.424	.408	.408
Net realized and unrealized gain (loss)	(.715)	.463	.438	(.591)	(.008)
Total from investment operations	(.302)	.857	.862	(.183)	.400
Distributions from net investment income	(.440)B	(.367)	(.402)	(.303)	(.347)
Distributions from net realized gain	(.008)B	(.060)	–	–	(.133)
Tax return of capital	–	–	–	(.034)	–
Total distributions	(.448)	(.427)	(.402)	(.337)	(.480)
Net asset value, end of period	$10.71	$11.46	$11.03	$10.57	$11.09
Total ReturnC,D	(2.62)%	7.78%	8.17%	(1.66)%	3.58%
Ratios to Average Net AssetsE,F
Expenses before reductions	.70%	.71%	.72%	.72%	.71%
Expenses net of fee waivers, if any	.70%	.71%	.72%	.72%	.71%
Expenses net of all reductions	.70%	.71%	.72%	.72%	.71%
Net investment income (loss)	3.63%	3.41%	3.81%	3.65%	3.52%
Supplemental Data
Net assets, end of period (000 omitted)	$907,456	$1,072,701	$945,087	$907,266	$981,928
Portfolio turnover rateG	118%	124%	81%	92%	119%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds were less than .005%.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2018

1. Organization.

VIP Strategic Income Portfolio (the Fund) is a fund of Variable Insurance Products Fund V (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the Fund. These strategies are consistent with the investment objectives of the Fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the Fund. The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%. The following summarizes the Fund's investment in each non-money market Fidelity Central Fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Floating Rate Central Fund	FMR Co., Inc. (FMRC)	Seeks a high level of income by normally investing in floating rate loans and other floating rate securities.	Loans & Direct Debt Instruments Restricted Securities	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at institutional.fidelity.com. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank loan obligations, foreign government and government agency obligations, preferred securities, supranational obligations and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, collateralized mortgage obligations, commercial mortgage securities and U.S. government agency mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Swaps are marked-to-market daily based on valuations from third party pricing vendors, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as interest rate curves, credit spread curves, default possibilities and recovery rates. When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. For foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities and swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

ETFs are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Options traded over-the-counter are valued using vendor or broker-supplied valuations and are categorized as Level 2 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2018 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Paid in Kind (PIK) income is recorded at the fair market value of the securities received. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences resulted in distribution reclassifications.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, swaps, market discount, partnerships, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$24,971,319
Gross unrealized depreciation	(67,041,106)
Net unrealized appreciation (depreciation)	$(42,069,787)
Tax Cost	$1,439,259,581

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(2,332,373)
Net unrealized appreciation (depreciation) on securities and other investments	$(42,089,594)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration

Short-term	$(2,332,373)

The Fund intends to elect to defer to its next fiscal year $1,146,955 of ordinary losses recognized during the period November 1, 2018 to December 31, 2018.

The tax character of distributions paid was as follows:

	December 31, 2018	December 31, 2017
Ordinary Income	$55,455,091	$ 55,036,702

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

To-Be-Announced (TBA) Securities and Mortgage Dollar Rolls. During the period, the Fund transacted in TBA securities that involved buying or selling mortgage-backed securities (MBS) on a forward commitment basis. A TBA transaction typically does not designate the actual security to be delivered and only includes an approximate principal amount; however delivered securities must meet specified terms defined by industry guidelines, including issuer, rate and current principal amount outstanding on underlying mortgage pools. The Fund may enter into a TBA transaction with the intent to take possession of or deliver the underlying MBS, or the Fund may elect to extend the settlement by entering into either a mortgage or reverse mortgage dollar roll. Mortgage dollar rolls are transactions where a fund sells TBA securities and simultaneously agrees to repurchase MBS on a later date at a lower price and with the same counterparty. Reverse mortgage dollar rolls involve the purchase and simultaneous agreement to sell TBA securities on a later date at a lower price. Transactions in mortgage dollar rolls and reverse mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to the Fund's portfolio turnover rate.

Purchases and sales of TBA securities involve risks similar to those discussed above for delayed delivery and when-issued securities. Also, if the counterparty in a mortgage dollar roll or a reverse mortgage dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's right to repurchase or sell securities may be limited. Additionally, when a fund sells TBA securities without already owning or having the right to obtain the deliverable securities (an uncovered forward commitment to sell), it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold them. A fund may be unable to purchase the deliverable securities if the corresponding market is illiquid.

TBA securities subject to a forward commitment to sell at period end are included at the end of the Fund's Schedule of Investments under the caption "TBA Sale Commitments." The proceeds and value of these commitments are reflected in the Fund's Statement of Assets and Liabilities as Receivable for TBA sale commitments and TBA sale commitments, at value, respectively.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation. The Fund did not have any unfunded loan commitments, which are contractual obligations for future funding, at period end.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation	Prior Line-Item Presentation
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain
Distributions to Shareholders Note to Financial Statements	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts, options and swaps. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risks:

Interest Rate Risk	Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives such as options, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. For OTC written options with upfront premiums received, the Fund is obligated to perform and therefore does not have counterparty risk. For OTC written options with premiums to be received at a future date, the maximum risk of loss from counterparty credit risk is the amount of the premium in excess of any collateral pledged by the counterparty. The Fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded futures contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade. Counterparty credit risk related to centrally cleared OTC swaps may be mitigated by the protection provided by the clearinghouse.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance of the Fund, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
Interest Rate Risk
Purchased Options	$24,450	$(2,587)
Written Options	28,151	–
Futures Contracts	(111,594)	1,521,092
Swaps	(53,242)	30,297
Totals	$(112,235)	$1,548,802

A summary of the value of derivatives by primary risk exposure as of period end, if any, is included at the end of the Schedule of Investments.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date. The Fund uses OTC options, such as swaptions, which are options where the underlying instrument is a swap, to manage its exposure to fluctuations in interest rates.

Upon entering into an options contract, a fund will pay or receive a premium. Premiums paid on purchased options are reflected as cost of investments and premiums received on written options are reflected as a liability on the Statement of Assets and Liabilities. Certain options may be purchased or written with premiums to be paid or received on a future date. Options are valued daily and any unrealized appreciation (depreciation) is reflected on the Statement of Assets and Liabilities. When an option is exercised, the cost or proceeds of the underlying instrument purchased or sold is adjusted by the amount of the premium. When an option is closed the Fund will realize a gain or loss depending on whether the proceeds or amount paid for the closing sale transaction is greater or less than the premium received or paid. When an option expires, gains and losses are realized to the extent of premiums received and paid, respectively. The net realized and unrealized gains (losses) on purchased options are included in the Statement of Operations in net realized gain (loss) and change in net unrealized appreciation (depreciation) on investment securities. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on written options are presented in the Statement of Operations.

Any open options at period end are presented in the Schedule of Investments under the captions "Purchased Options," "Purchased Swaptions," "Written Options" and "Written Swaptions," as applicable, and are representative of volume of activity during the period.

Writing puts and buying calls tend to increase exposure to the underlying instrument while buying puts and writing calls tend to decrease exposure to the underlying instrument. For purchased options, risk of loss is limited to the premium paid, and for written options, risk of loss is the change in value in excess of the premium received.

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount. A centrally cleared OTC swap is a transaction executed between a fund and a dealer counterparty, then cleared by a futures commission merchant (FCM) through a clearinghouse. Once cleared, the clearinghouse serves as a central counterparty, with whom a fund exchanges cash flows for the life of the transaction, similar to transactions in futures contracts.

Centrally cleared OTC swaps require a fund to deposit either cash or securities (initial margin) with the FCM, at the instruction of and for the benefit of the clearinghouse. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Centrally cleared OTC swaps are marked-to-market daily and subsequent payments (variation margin) are made or received depending on the daily fluctuations in the value of the swaps and are recorded as unrealized appreciation or (depreciation). These daily payments, if any, are included in receivable or payable for daily variation margin on centrally cleared OTC swaps in the Statement of Assets and Liabilities. Any premiums for centrally cleared OTC swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. Any premiums are recognized as realized gain (loss) upon termination or maturity of the swap.

Payments are exchanged at specified intervals, accrued daily commencing with the effective date of the contract and recorded as realized gain or (loss). Some swaps may be terminated prior to the effective date and realize a gain or loss upon termination. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on swaps during the period is presented in the Statement of Operations.

Any open swaps at period end are included in the Schedule of Investments under the caption "Swaps" and are representative of volume of activity during the period.

Interest Rate Swaps. Interest rate swaps are agreements between counterparties to exchange cash flows, one based on a fixed rate, and the other on a floating rate. The Fund entered into interest rate swaps to manage its exposure to interest rate changes. Changes in interest rates can have an effect on both the value of bond holdings as well as the amount of interest income earned. In general, the value of bonds can fall when interest rates rise and can rise when interest rates fall.

5. Purchases and Sales of Investments.

Purchases and sales of securities (including the Fixed-Income Central Funds), other than short-term securities and U.S. government securities, aggregated $1,073,278,694 and $1,145,837,513, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .11% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services, were as follows:

Service Class	$1,778
Service Class 2	981,847
$983,625

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class pays a fee for transfer agent services, typesetting and printing and mailing of shareholder reports, excluding mailing of proxy statements, equal to an annual rate of class-level average net assets. The annual rate for Investor Class is .10% and the annual rate for all other classes is .07%. For the period, transfer agent fees for each class were as follows:

Initial Class	$61,722
Service Class	1,209
Service Class 2	267,063
Investor Class	1,026,771
$1,356,765

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. For the period, the fees were equivalent to an annual rate of .03%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $1,509 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $8,852.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $4,140 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $2,979. During the period, there were no securities loaned to FCM.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $6,053 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $12,499.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $9,228.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended December 31, 2018	Year ended December 31, 2017
Distributions to shareholders
Initial Class	$3,356,613	$–
Service Class	69,600	–
Service Class 2	15,340,307	–
Investor Class	36,688,571	–
Total	$55,455,091	$–
From net investment income
Initial Class	$–	$3,029,902
Service Class	–	59,576
Service Class 2	–	11,005,331
Investor Class	–	33,123,926
Total	$–	$47,218,735
From net realized gain
Initial Class	$–	$490,011
Service Class	–	9,661
Service Class 2	–	1,902,939
Investor Class	–	5,415,356
Total	$–	$7,817,967

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2018	Year ended December 31, 2017	Year ended December 31, 2018	Year ended December 31, 2017
Initial Class
Shares sold	592,997	1,069,761	$6,794,755	$12,377,067
Reinvestment of distributions	313,672	307,148	3,356,613	3,519,913
Shares redeemed	(1,659,111)	(1,225,267)	(18,937,825)	(14,213,181)
Net increase (decrease)	(752,442)	151,642	$(8,786,457)	$1,683,799
Service Class
Shares sold	17,757	118,271	$202,094	$1,401,470
Reinvestment of distributions	5,053	6,058	53,967	69,237
Shares redeemed	(25,591)	(6,343)	(291,279)	(73,173)
Net increase (decrease)	(2,781)	117,986	$(35,218)	$1,397,534
Service Class 2
Shares sold	7,905,416	11,423,463	$89,561,267	$131,276,350
Reinvestment of distributions	1,447,286	1,136,291	15,340,307	12,908,270
Shares redeemed	(4,825,862)	(3,479,579)	(54,454,958)	(39,915,663)
Net increase (decrease)	4,526,840	9,080,175	$50,446,616	$104,268,957
Investor Class
Shares sold	3,166,574	7,944,671	$36,185,576	$91,654,283
Reinvestment of distributions	3,438,162	3,374,718	36,688,571	38,539,282
Shares redeemed	(15,476,914)	(3,392,440)	(175,825,165)	(39,096,557)
Net increase (decrease)	(8,872,178)	7,926,949	$(102,951,018)	$91,097,008

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 70% of the total outstanding shares of the Fund.

13. Credit Risk.

The Fund's relatively large investment in countries with limited or developing capital markets may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the Fund's investments and the income they generate, as well as the Fund's ability to repatriate such amounts.

14. Litigation.

The Fund and other entities managed by FMR or its affiliates were named as defendants in a lawsuit filed in the United States Bankruptcy Court for the Southern District of New York in 2009. The lawsuit was brought by creditors of Motors Liquidation Company (f/k/a General Motors), which went through Chapter 11 bankruptcy proceedings in 2009, and is captioned Official Committee of Unsecured Creditors of Motors Liquidation Company v. JPMorgan Chase Bank, N.A., et al., Adversary No. 09-00504 (REG). The plaintiffs are seeking an order that the Fund and other defendants return proceeds received in 2009 in full payment of the principal and interest on General Motors secured debt. The plaintiffs contend that the Fund and the other defendants were not secured creditors at the time of the 2009 payments and, thus, were not entitled to payment in full. In January 2015, the Court of Appeals ruled that JPMorgan, as administrative agent for all of the debtholders, released the security interest on certain collateral securing the debt prior to the 2009 payments. In September 2017, an opinion was issued in a trial intended to help determine the value of any remaining, unreleased collateral. In February 2019, the parties reached a preliminary settlement that remains subject to negotiation and final approval by the Bankruptcy Court. Given these contingencies, Management cannot determine at this time the amount of loss that may be realized, but expects the amount to be less than the $1,208,199 received in 2009. The Fund is also incurring legal costs in defending the case.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Variable Insurance Products Fund V and Shareholders of VIP Strategic Income Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VIP Strategic Income Portfolio (one of the funds constituting Variable Insurance Products Fund V, referred to hereafter as the "Fund") as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 19, 2019

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 260 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). She is the President of First to Four LLC (leadership and mentoring services, 2012-present). She also serves as a member of the Board of Directors and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor, and aerospace systems, 2013-present), Board of Directors and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and Board of Directors of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a Member of the Advisory Board of certain Fidelity® funds (2018), a member of the Board of Directors and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board of Directors, Chair of the Nomination and Governance Committee and member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Board of Directors of the Army Historical Foundation (2015-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present) and a member of the Board of Trustees of Florida Institute of Technology (2015-present) and ThanksUSA (military family education non-profit, 2014-present).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as interim president of Michigan State University (2018-2019), a Member of the Advisory Board of certain Fidelity® funds (2014-2016), president of the Business Roundtable (2011-2017), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007), and Chase Manhattan Bank (1975-1978).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as President Fixed Income, High Income/Emerging Market Debt and Multi Asset Class Strategies of FIAM LLC (2018-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), President, Fixed Income (2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice Chairman of FIAM LLC (investment adviser firm, 2014-2018), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-2018), President Multi-Asset Class Strategies of FMR's Global Asset Allocation Division (2017-2018), Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of certain Fidelity® funds (2008-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2018 to December 31, 2018).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period-B July 1, 2018 to December 31, 2018
Initial Class	.67%
Actual		$1,000.00	$983.20	$3.35
Hypothetical-C		$1,000.00	$1,021.83	$3.41
Service Class	.77%
Actual		$1,000.00	$982.10	$3.85
Hypothetical-C		$1,000.00	$1,021.32	$3.92
Service Class 2.91%
Actual		$1,000.00	$981.60	$4.55
Hypothetical-C		$1,000.00	$1,020.62	$4.63
Investor Class	.70%
Actual		$1,000.00	$982.70	$3.50
Hypothetical-C		$1,000.00	$1,021.68	$3.57

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The fees and expenses of the underlying Fidelity Central Funds in which the Fund invests are not included in each Class' annualized expense ratio. In addition to the expenses noted above, the Fund also indirectly bears its proportional share of the expenses of the underlying Fidelity Central Funds. Annualized expenses of the underlying non-money market Fidelity Central Funds as of their most recent fiscal half year were .01%.

 C 5% return per year before expenses

Distributions (Unaudited)

A total of 8.97% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

Initial Class, Service Class, Service Class 2, and Investor Class designate 1% of the dividend distributed in December 2018, during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Board Approval of Investment Advisory Contracts and Management Fees

VIP Strategic Income Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2018 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes, and converting certain voluntary expense caps to contractual caps, to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for funds that had such fees; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in December 2017.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against one or more appropriate securities market indices, including a customized blended index that reflects the respective weights of the fund's asset classes (each a "benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

VIP Strategic Income Portfolio

Historical Management Fees (BP) vs. Competitive Medians (BP):

VIP Strategic Income
Total Mapped Group Median (TMG)
Asset-Size Peer Group Median (ASPG)
64
63
64
62
64
62
65
63
63
61
56
56
56
56
56
2013
2014
2015
2016
2017

	2013	2014	2015	2016	2017
TMG %	24%	22%	24%	23%	20%
Funds	56	59	51	54	56
ASPG Quartile	1st	1st	1st	1st	1st

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2017.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Initial Class, Investor Class, and Service Class ranked below the competitive median for 2017 and the total expense ratio of Service Class 2 ranked above the competitive median for 2017. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Service Class 2 was above the competitive median because of its 12b-1 fees and that excluding 12b-1 fees of both the class and competitor classes, the total expense ratio of Service Class 2 ranked below the median. The Board noted that the fund offers multiple classes, each of which has a different 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the fund's business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of Fidelity's voluntary expense limitation agreements; (vi) the methodology with respect to competitive fund data and peer group classifications; (vii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends, and the impact of the increased use of omnibus accounts; (viii) new developments in the retail and institutional marketplaces and the competitive positioning of the funds relative to other investment products and services; (ix) the impact of recent changes to the money market fund landscape, including the full implementation of money market fund reform and rising interest rates, on Fidelity's money market funds; (x) the funds' share class structures and distribution channels; and (xi) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain classes. In addition, the Board considered its discussions with Fidelity throughout the year regarding enhanced information security initiatives and the funds' fair valuation policies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

VIPSI-ANN-0219
1.796350.116

Fidelity® Variable Insurance Products: Freedom Funds - Income, 2005, 2010, 2015, 2020, 2025, 2030, 2035, 2040, 2045, 2050 Annual Report December 31, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, and if your insurance carrier elects to participate, you may not be receiving paper copies of the Fund’s shareholder reports from the insurance company that offers your variable insurance product unless you specifically request paper copies from your financial professional or the administrator of your variable insurance product. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically, by contacting your financial professional or the administrator of your variable insurance product. If you own a Fidelity-administered variable insurance product, please visit fidelity.com/mailpreferences to make your election or call 1-800-343-3548.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial professional or the administrator of your variable insurance product. If you own a Fidelity-administered variable insurance product, please visit fidelity.com/mailpreferences to make your election or call 1-800-343-3548. Your election to receive reports in paper will apply to all funds available under your variable insurance product.

Contents

Performance
Management's Discussion of Fund Performance
VIP Freedom Income Portfolio℠
Investment Summary
Schedule of Investments
Financial Statements
VIP Freedom 2005 Portfolio℠
Investment Summary
Schedule of Investments
Financial Statements
VIP Freedom 2010 Portfolio℠
Investment Summary
Schedule of Investments
Financial Statements
VIP Freedom 2015 Portfolio℠
Investment Summary
Schedule of Investments
Financial Statements
VIP Freedom 2020 Portfolio℠
Investment Summary
Schedule of Investments
Financial Statements
VIP Freedom 2025 Portfolio℠
Investment Summary
Schedule of Investments
Financial Statements
VIP Freedom 2030 Portfolio℠
Investment Summary
Schedule of Investments
Financial Statements
VIP Freedom 2035 Portfolio℠
Investment Summary
Schedule of Investments
Financial Statements
VIP Freedom 2040 Portfolio℠
Investment Summary
Schedule of Investments
Financial Statements
VIP Freedom 2045 Portfolio℠
Investment Summary
Schedule of Investments
Financial Statements
VIP Freedom 2050 Portfolio℠
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Funds nor Fidelity Distributors Corporation is a bank.

VIP Freedom Income Portfolio℠

Performance: The Bottom Line

Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2018	Past 1 year	Past 5 years	Past 10 years
Initial Class	(1.96)%	2.83%	4.96%
Service Class	(2.12)%	2.72%	4.86%
Service Class 2	(2.27)%	2.58%	4.70%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Freedom Income Portfolio℠ - Initial Class on December 31, 2008.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays U.S. Aggregate Bond Index performed over the same period.

Period Ending Values
$16,230	VIP Freedom Income Portfolio℠ - Initial Class
$14,075	Bloomberg Barclays U.S. Aggregate Bond Index

VIP Freedom 2005 Portfolio℠

Performance: The Bottom Line

Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2018	Past 1 year	Past 5 years	Past 10 years
Initial Class	(2.95)%	3.32%	6.87%
Service Class	(3.01)%	3.21%	6.76%
Service Class 2	(3.24)%	3.06%	6.60%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Freedom 2005 Portfolio℠ - Initial Class on December 31, 2008.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays U.S. Aggregate Bond Index performed over the same period.

Period Ending Values
$19,425	VIP Freedom 2005 Portfolio℠ - Initial Class
$14,075	Bloomberg Barclays U.S. Aggregate Bond Index

VIP Freedom 2010 Portfolio℠

Performance: The Bottom Line

Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2018	Past 1 year	Past 5 years	Past 10 years
Initial Class	(4.00)%	3.59%	7.81%
Service Class	(4.10)%	3.48%	7.69%
Service Class 2	(4.26)%	3.33%	7.53%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Freedom 2010 Portfolio℠ - Initial Class on December 31, 2008.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays U.S. Aggregate Bond Index performed over the same period.

Period Ending Values
$21,204	VIP Freedom 2010 Portfolio℠ - Initial Class
$14,075	Bloomberg Barclays U.S. Aggregate Bond Index

VIP Freedom 2015 Portfolio℠

Performance: The Bottom Line

Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2018	Past 1 year	Past 5 years	Past 10 years
Initial Class	(5.07)%	3.85%	8.15%
Service Class	(5.11)%	3.75%	8.04%
Service Class 2	(5.28)%	3.59%	7.89%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Freedom 2015 Portfolio℠ - Initial Class on December 31, 2008.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$21,891	VIP Freedom 2015 Portfolio℠ - Initial Class
$14,075	Bloomberg Barclays U.S. Aggregate Bond Index
$34,303	S&P 500® Index

Going forward, the fund’s performance will be compared to the Bloomberg Barclays U.S. Aggregate Bond Index, rather than the S&P 500® Index. The Bloomberg Barclays U.S. Aggregate Bond Index more closely represents the fund’s investment strategy, as fixed-income and short-term funds currently represent the majority of the fund’s assets.

VIP Freedom 2020 Portfolio℠

Performance: The Bottom Line

Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2018	Past 1 year	Past 5 years	Past 10 years
Initial Class	(5.86)%	4.02%	8.88%
Service Class	(5.98)%	3.90%	8.77%
Service Class 2	(6.08)%	3.76%	8.60%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Freedom 2020 Portfolio℠ - Initial Class on December 31, 2008.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$23,411	VIP Freedom 2020 Portfolio℠ - Initial Class
$34,303	S&P 500® Index

VIP Freedom 2025 Portfolio℠

Performance: The Bottom Line

Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2018	Past 1 year	Past 5 years	Past 10 years
Initial Class	(6.52)%	4.18%	9.59%
Service Class	(6.61)%	4.08%	9.48%
Service Class 2	(6.78)%	3.92%	9.32%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Freedom 2025 Portfolio℠ - Initial Class on December 31, 2008.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$24,979	VIP Freedom 2025 Portfolio℠ - Initial Class
$34,303	S&P 500® Index

VIP Freedom 2030 Portfolio℠

Performance: The Bottom Line

Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2018	Past 1 year	Past 5 years	Past 10 years
Initial Class	(7.78)%	4.48%	10.05%
Service Class	(7.88)%	4.38%	9.93%
Service Class 2	(8.05)%	4.23%	9.77%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Freedom 2030 Portfolio℠ - Initial Class on December 31, 2008.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$26,066	VIP Freedom 2030 Portfolio℠ - Initial Class
$34,303	S&P 500® Index

VIP Freedom 2035 Portfolio℠

Performance: The Bottom Line

Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2018	Past 1 year	Past 5 years	Life of Portfolio
Initial Class	(9.30)%	4.57%	11.43%
Service Class	(9.36)%	4.48%	11.33%
Service Class 2	(9.50)%	4.32%	11.16%

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Freedom 2035 Portfolio℠ - Initial Class on April 8, 2009, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$28,697	VIP Freedom 2035 Portfolio℠ - Initial Class
$37,236	S&P 500® Index

VIP Freedom 2040 Portfolio℠

Performance: The Bottom Line

Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2018	Past 1 year	Past 5 years	Life of Portfolio
Initial Class	(9.88)%	4.48%	11.52%
Service Class	(9.94)%	4.39%	11.41%
Service Class 2	(10.12)%	4.22%	11.24%

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Freedom 2040 Portfolio℠ - Initial Class on April 8, 2009, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$28,912	VIP Freedom 2040 Portfolio℠ - Initial Class
$37,236	S&P 500® Index

VIP Freedom 2045 Portfolio℠

Performance: The Bottom Line

Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2018	Past 1 year	Past 5 years	Life of Portfolio
Initial Class	(9.89)%	4.48%	11.63%
Service Class	(9.97)%	4.38%	11.52%
Service Class 2	(10.13)%	4.22%	11.35%

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Freedom 2045 Portfolio℠ - Initial Class on April 8, 2009, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$29,192	VIP Freedom 2045 Portfolio℠ - Initial Class
$37,236	S&P 500® Index

VIP Freedom 2050 Portfolio℠

Performance: The Bottom Line

Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2018	Past 1 year	Past 5 years	Life of Portfolio
Initial Class	(9.89)%	4.48%	11.77%
Service Class	(10.03)%	4.36%	11.65%
Service Class 2	(10.13)%	4.22%	11.49%

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Freedom 2050 Portfolio℠ - Initial Class on April 8, 2009, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$29,539	VIP Freedom 2050 Portfolio℠ - Initial Class
$37,236	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  The global economy remained in expansion in 2018, but growth became less synchronous and more uneven. Meanwhile, global monetary policy became a headwind, and this uncertainty spurred an increase in volatility among risk assets. China entered a growth recession in the latter part of the year, and this slowdown, along with global monetary tightening and trade-policy uncertainty between China and the U.S., weighed on the industrial sectors in Europe and elsewhere. Looking at global assets, the year marked a reversal of sorts, with the positive trajectory of equities seen earlier in the period turning decidedly negative later in the second half. Several factors served to dim the outlook for risk assets, including the pace of the U.S. Federal Reserve’s interest rate increases, emerging late-cycle conditions, slowing economic growth in China, falling commodity prices and the U.K.’s planned “Brexit” from the European Union. Against this backdrop, non-U.S. equities suffered a pronounced, broad-based correction, returning -14.04% for the year, according to the MSCI ACWI ex USA Index. Among regions in the index, Asia-Pacific (-11%) and Japan (-13%) held up best, whereas resource-rich Canada (-17%), Europe (-14%) and emerging markets (-14%) lagged. In a turnaround from prior quarters in 2018, the value segment of equity markets outpaced growth across the globe amid the fourth-quarter downturn. Results at home, albeit negative, were comparatively strong globally, with the U.S. bellwether S&P 500® index returning -4.38%. Sector-wise, seven of the 11 major sectors in the S&P 500® lost ground this period. Falling crude-oil prices caused energy stocks (-18%) to suffer most, while concerns about slowing global growth felled the materials (-15%), industrials (-13%) and financials (-13%) sectors. Conversely, health care (+6%) led the way, followed by the utilities (+4%), information technology (+3%) and consumer discretionary (+2%) sectors. The small-cap-oriented Russell 2000® Index had a return of -11.01% for the year. Commodities also struggled, as reflected in the -11.25% result of the Bloomberg Barclays Commodity Index Total Return. U.S. investment-grade bonds were roughly flat (+0.01%) for the 12 months, according to the Bloomberg Barclays U.S. Aggregate Bond Index. In the latter half of the period, concerns about global growth pushed Treasury yields lower and credit spreads wider. Short-term debt, as shown by the Bloomberg Barclays U.S. 3-Month Treasury Bellwether Index, led most U.S. investment-grade sectors with a return of 1.9%, followed by asset-backed securities (+1.8%) and agency bonds (+1.3%), while corporate credit returned -2.1%. Elsewhere, international bonds faced a similar struggle, while other non-core, more-credit-sensitive fixed-income segments, including U.S. high-yield corporates and emerging-markets debt also had a difficult year.

Comments from Co-Portfolio Managers Andrew Dierdorf and Brett Sumsion:  For the year, VIP Freedom Funds posted returns ranging from -2% for VIP Freedom Income Portfolio to -8% for VIP Freedom 2030 Portfolio. Each VIP Freedom Portfolio underperformed its respective Composite benchmark by roughly 1 to 3 percentage points. Versus Composites, underlying investment performance was the primary reason for the Portfolios’ underperformance the past year, with asset allocation detracting to a lesser extent. In terms of investment performance, our underlying U.S. equity positions hurt most. Here, a handful of underlying investments, including Fidelity® VIP Growth & Income Portfolio and Fidelity VIP Value Portfolio, each lagged their respective benchmarks by roughly 5 percentage points for the 12 months. Non-U.S. equity investments notably detracted, as investments in Fidelity VIP Emerging Markets Portfolio and Fidelity VIP Overseas Portfolio trailed their benchmarks by about 3 and 1 percentage points, respectively. In terms of asset allocation, underweighting investment-grade bonds held back the Portfolios’ relative performance. Intra-asset class allocation decisions within U.S. equities also notably detracted, especially allocations to value-oriented strategies, which lagged growth in 2018. An overweighting in emerging-markets stocks – the worst-performing asset class this year – also hurt. Conversely, higher allocations to long-term U.S. Treasury bonds, short-term debt and inflation-protected securities added value relative to Composites.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to Shareholders:  In May, the Board of Trustees for Fidelity VIP Freedom Funds approved some enhancements to the glide path for Fidelity's target-date portfolios, adding inflation-protected debt and long-term U.S. Treasury bonds. These adjustments were implemented by the end of 2018.

VIP Freedom Income Portfolio℠

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Holdings as of December 31, 2018

% of fund's net assets
VIP Investment Grade Bond Portfolio Initial Class	36.4
VIP Government Money Market Portfolio Initial Class 2.19%	24.2
Fidelity Inflation-Protected Bond Index Fund Institutional Premium Class	12.4
Fidelity Long Term Treasury Bond Index Fund	5.4
VIP Overseas Portfolio Initial Class	5.4
VIP Emerging Markets Portfolio Initial Class	4.3
VIP Growth & Income Portfolio Initial Class	2.1
VIP High Income Portfolio Initial Class	2.0
VIP Equity-Income Portfolio Initial Class	1.8
VIP Growth Portfolio Initial Class	1.8
95.8

Asset Allocation (% of fund's net assets)

Period end
Domestic Equity Funds	9.9%
International Equity Funds	9.7%
Bond Funds	56.2%
Short-Term Funds	24.2%

VIP Freedom Income Portfolio℠

Schedule of Investments December 31, 2018

Showing Percentage of Net Assets

Domestic Equity Funds - 9.9%
	Shares	Value
VIP Contrafund Portfolio Initial Class (a)	24,195	$777,375
VIP Equity-Income Portfolio Initial Class (a)	40,035	815,517
VIP Growth & Income Portfolio Initial Class (a)	47,978	929,808
VIP Growth Portfolio Initial Class (a)	12,585	794,386
VIP Mid Cap Portfolio Initial Class (a)	7,455	225,069
VIP Value Portfolio Initial Class (a)	45,736	598,228
VIP Value Strategies Portfolio Initial Class (a)	26,234	291,463
TOTAL DOMESTIC EQUITY FUNDS
(Cost $3,721,695)		4,431,846

International Equity Funds - 9.7%
VIP Emerging Markets Portfolio Initial Class (a)	193,400	1,924,333
VIP Overseas Portfolio Initial Class (a)	125,225	2,395,553
TOTAL INTERNATIONAL EQUITY FUNDS
(Cost $3,786,850)		4,319,886

Bond Funds - 56.2%
Fidelity Inflation-Protected Bond Index Fund Institutional Premium Class (a)	585,763	5,558,889
Fidelity Long Term Treasury Bond Index Fund (a)	190,570	2,416,430
VIP High Income Portfolio Initial Class (a)	176,831	878,850
VIP Investment Grade Bond Portfolio Initial Class (a)	1,315,615	16,234,694
TOTAL BOND FUNDS
(Cost $25,671,474)		25,088,863

Short-Term Funds - 24.2%
VIP Government Money Market Portfolio Initial Class 2.19% (a)(b)
(Cost $10,796,712)	10,796,712	10,796,712
TOTAL INVESTMENT IN SECURITIES - 100.0%
(Cost $43,976,731)		44,637,307
NET OTHER ASSETS (LIABILITIES) - 0.0%		(4,520)
NET ASSETS - 100%		$44,632,787

Legend

 (a) Affiliated Fund

 (b) The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$3
Total	$3

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Affiliated Underlying Funds

Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds, excluding any Money Market Central Funds, is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur.

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Fidelity Inflation-Protected Bond Index Fund Institutional Class	$-	$5,935,032	$241,874	$5,560	$(2,185)	$-	$-
Fidelity Inflation-Protected Bond Index Fund Institutional Premium Class	-	337,741	288,177	110,171	(4,644)	(177,004)	5,558,889
Fidelity Long Term Treasury Bond Index Fund	-	179,390	299,009	12,093	(9,721)	17,891	2,416,430
Fidelity Long-Term Treasury Bond Index Fund Premium Class	907,985	1,895,545	268,939	33,193	(9,943)	3,231	-
VIP Contrafund Portfolio Initial Class	1,030,804	530,454	663,155	88,844	38,652	(159,380)	777,375
VIP Emerging Markets Portfolio Initial Class	1,607,941	1,350,770	718,322	14,042	32,916	(348,972)	1,924,333
VIP Equity-Income Portfolio Initial Class	1,086,849	544,255	688,106	65,504	10,630	(138,111)	815,517
VIP Government Money Market Portfolio Initial Class 2.19%	13,710,985	4,858,740	7,773,013	202,723	-	-	10,796,712
VIP Growth & Income Portfolio Initial Class	1,246,930	617,257	795,217	69,170	72,259	(211,421)	929,808
VIP Growth Portfolio Initial Class	1,049,451	584,058	734,335	141,107	103,337	(208,125)	794,386
VIP High Income Portfolio Initial Class	841,795	380,393	261,370	51,660	(2,826)	(79,142)	878,850
VIP Investment Grade Bond Portfolio Initial Class	16,519,556	6,448,586	6,135,372	515,765	(57,494)	(540,582)	16,234,694
VIP Mid Cap Portfolio Initial Class	302,048	161,635	181,935	25,122	8,703	(65,382)	225,069
VIP Overseas Portfolio Initial Class	2,734,339	1,363,082	1,284,070	42,287	44,907	(462,705)	2,395,553
VIP Value Portfolio Initial Class	798,503	417,698	487,265	47,452	17,866	(148,574)	598,228
VIP Value Strategies Portfolio Initial Class	389,937	207,112	232,040	18,994	2,403	(75,949)	291,463
Total	$42,227,123	$25,811,748	$21,052,199	$1,443,687	$244,860	$(2,594,225)	$44,637,307

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

VIP Freedom Income Portfolio℠

Financial Statements

Statement of Assets and Liabilities

		December 31, 2018
Assets
Investment in securities, at value — See accompanying schedule:
Affiliated issuers (cost $43,976,731)	$44,637,307
Total Investment in Securities (cost $43,976,731)		$44,637,307
Cash		4
Receivable for investments sold		762,411
Receivable for fund shares sold		34,146
Total assets		45,433,868
Liabilities
Payable for investments purchased	$575,405
Payable for fund shares redeemed	221,152
Distribution and service plan fees payable	4,524
Total liabilities		801,081
Net Assets		$44,632,787
Net Assets consist of:
Paid in capital		$43,259,286
Total distributable earnings (loss)		1,373,501
Net Assets		$44,632,787
Net Asset Value and Maximum Offering Price
Initial Class:
Net Asset Value, offering price and redemption price per share ($14,582,476 ÷ 1,316,305 shares)		$11.08
Service Class:
Net Asset Value, offering price and redemption price per share ($14,591,252 ÷ 1,317,911 shares)		$11.07
Service Class 2:
Net Asset Value, offering price and redemption price per share ($15,459,059 ÷ 1,401,717 shares)		$11.03

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2018
Investment Income
Dividends:
Affiliated issuers		$826,510
Income from Fidelity Central Funds		3
Total income		826,513
Expenses
Distribution and service plan fees	$51,151
Independent trustees' fees and expenses	240
Total expenses		51,391
Net investment income (loss)		775,122
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Affiliated issuers	244,860
Capital gain distributions from underlying funds:
Affiliated issuers	617,177
Total net realized gain (loss)		862,037
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Affiliated issuers	(2,594,225)
Total change in net unrealized appreciation (depreciation)		(2,594,225)
Net gain (loss)		(1,732,188)
Net increase (decrease) in net assets resulting from operations		$(957,066)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2018	Year ended December 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$775,122	$629,213
Net realized gain (loss)	862,037	565,101
Change in net unrealized appreciation (depreciation)	(2,594,225)	2,039,401
Net increase (decrease) in net assets resulting from operations	(957,066)	3,233,715
Distributions to shareholders	(1,201,731)	–
Distributions to shareholders from net investment income	–	(619,471)
Distributions to shareholders from net realized gain	–	(345,560)
Total distributions	(1,201,731)	(965,031)
Share transactions - net increase (decrease)	4,567,736	1,706,894
Total increase (decrease) in net assets	2,408,939	3,975,578
Net Assets
Beginning of period	42,223,848	38,248,270
End of period	$44,632,787	$42,223,848
Other Information
Undistributed net investment income end of period		$6,629

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

VIP Freedom Income Portfolio Initial Class

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$11.63	$10.98	$10.78	$11.03	$10.89
Income from Investment Operations
Net investment income (loss)A	.22	.19	.16	.21	.18
Net realized and unrealized gain (loss)	(.45)	.74	.32	(.25)	.23
Total from investment operations	(.23)	.93	.48	(.04)	.41
Distributions from net investment income	(.20)	(.18)	(.16)	(.20)	(.17)
Distributions from net realized gain	(.13)	(.10)	(.11)	(.02)	(.10)
Total distributions	(.32)B	(.28)	(.28)C	(.21)D	(.27)
Net asset value, end of period	$11.08	$11.63	$10.98	$10.78	$11.03
Total ReturnE,F	(1.96)%	8.48%	4.50%	(.34)%	3.78%
Ratios to Average Net AssetsG,H
Expenses before reductionsI	-%	-%	-%	-%	-%
Expenses net of fee waivers, if any	- %I	-%	-%	-%	-%
Expenses net of all reductions	- %I	-%	-%	-%	-%
Net investment income (loss)	1.90%	1.67%	1.48%	1.85%	1.62%
Supplemental Data
Net assets, end of period (000 omitted)	$14,582	$16,086	$14,956	$14,548	$17,386
Portfolio turnover rateG	48%	35%	38%	36%	32%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.32 per share is comprised of distributions from net investment income of $.197 and distributions from net realized gain of $.125 per share.

 C Total distributions of $.28 per share is comprised of distributions from net investment income of $.164 and distributions from net realized gain of $.113 per share.

 D Total distributions of $.21 per share is comprised of distributions from net investment income of $.198 and distributions from net realized gain of $.015 per share.

 E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Amounts do not include the activity of the Underlying Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

 I Amount represents less than .005%.

See accompanying notes which are an integral part of the financial statements.

VIP Freedom Income Portfolio Service Class

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$11.63	$10.97	$10.78	$11.03	$10.89
Income from Investment Operations
Net investment income (loss)A	.21	.18	.15	.19	.17
Net realized and unrealized gain (loss)	(.46)	.75	.31	(.24)	.23
Total from investment operations	(.25)	.93	.46	(.05)	.40
Distributions from net investment income	(.19)	(.17)	(.15)	(.19)	(.16)
Distributions from net realized gain	(.13)	(.10)	(.11)	(.02)	(.10)
Total distributions	(.31)B	(.27)	(.27)C	(.20)D	(.26)
Net asset value, end of period	$11.07	$11.63	$10.97	$10.78	$11.03
Total ReturnE,F	(2.12)%	8.49%	4.32%	(.42)%	3.69%
Ratios to Average Net AssetsG,H
Expenses before reductions	.10%	.10%	.10%	.10%	.10%
Expenses net of fee waivers, if any	.10%	.10%	.10%	.10%	.10%
Expenses net of all reductions	.10%	.10%	.10%	.10%	.10%
Net investment income (loss)	1.80%	1.57%	1.38%	1.75%	1.52%
Supplemental Data
Net assets, end of period (000 omitted)	$14,591	$11,227	$9,286	$9,825	$6,193
Portfolio turnover rateG	48%	35%	38%	36%	32%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.31 per share is comprised of distributions from net investment income of $.189 and distributions from net realized gain of $.125 per share.

 C Total distributions of $.27 per share is comprised of distributions from net investment income of $.154 and distributions from net realized gain of $.113 per share.

 D Total distributions of $.20 per share is comprised of distributions from net investment income of $.189 and distributions from net realized gain of $.015 per share.

 E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Amounts do not include the activity of the Underlying Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

See accompanying notes which are an integral part of the financial statements.

VIP Freedom Income Portfolio Service Class 2

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$11.59	$10.93	$10.74	$10.99	$10.85
Income from Investment Operations
Net investment income (loss)A	.19	.16	.13	.18	.15
Net realized and unrealized gain (loss)	(.45)	.75	.31	(.24)	.23
Total from investment operations	(.26)	.91	.44	(.06)	.38
Distributions from net investment income	(.17)	(.15)	(.14)	(.17)	(.14)
Distributions from net realized gain	(.13)	(.10)	(.11)	(.02)	(.10)
Total distributions	(.30)	(.25)	(.25)	(.19)	(.24)
Net asset value, end of period	$11.03	$11.59	$10.93	$10.74	$10.99
Total ReturnB,C	(2.27)%	8.36%	4.17%	(.57)%	3.54%
Ratios to Average Net AssetsD,E
Expenses before reductions	.25%	.25%	.25%	.25%	.25%
Expenses net of fee waivers, if any	.25%	.25%	.25%	.25%	.25%
Expenses net of all reductions	.25%	.25%	.25%	.25%	.25%
Net investment income (loss)	1.65%	1.42%	1.23%	1.60%	1.37%
Supplemental Data
Net assets, end of period (000 omitted)	$15,459	$14,911	$14,007	$13,375	$8,860
Portfolio turnover rateD	48%	35%	38%	36%	32%

 A Calculated based on average shares outstanding during the period.

 B Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Amounts do not include the activity of the Underlying Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

See accompanying notes which are an integral part of the financial statements.

VIP Freedom 2005 Portfolio℠

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Holdings as of December 31, 2018

% of fund's net assets
VIP Investment Grade Bond Portfolio Initial Class	32.9
VIP Government Money Market Portfolio Initial Class 2.19%	19.9
Fidelity Inflation-Protected Bond Index Fund Institutional Premium Class	11.0
VIP Overseas Portfolio Initial Class	7.2
Fidelity Long Term Treasury Bond Index Fund	5.7
VIP Emerging Markets Portfolio Initial Class	5.3
VIP Growth & Income Portfolio Initial Class	3.3
VIP Equity-Income Portfolio Initial Class	2.9
VIP Growth Portfolio Initial Class	2.9
VIP Contrafund Portfolio Initial Class	2.8
93.9

Asset Allocation (% of fund's net assets)

Period end
Domestic Equity Funds	16.0%
International Equity Funds	12.5%
Bond Funds	51.6%
Short-Term Funds	19.9%

VIP Freedom 2005 Portfolio℠

Schedule of Investments December 31, 2018

Showing Percentage of Net Assets

Domestic Equity Funds - 16.0%
	Shares	Value
VIP Contrafund Portfolio Initial Class (a)	9,212	$295,967
VIP Equity-Income Portfolio Initial Class (a)	15,241	310,461
VIP Growth & Income Portfolio Initial Class (a)	18,263	353,946
VIP Growth Portfolio Initial Class (a)	4,791	302,425
VIP Mid Cap Portfolio Initial Class (a)	2,848	85,985
VIP Value Portfolio Initial Class (a)	17,421	227,869
VIP Value Strategies Portfolio Initial Class (a)	10,011	111,217
TOTAL DOMESTIC EQUITY FUNDS
(Cost $1,477,371)		1,687,870

International Equity Funds - 12.5%
VIP Emerging Markets Portfolio Initial Class (a)	56,474	561,918
VIP Overseas Portfolio Initial Class (a)	39,956	764,364
TOTAL INTERNATIONAL EQUITY FUNDS
(Cost $1,254,494)		1,326,282

Bond Funds - 51.6%
Fidelity Inflation-Protected Bond Index Fund Institutional Premium Class (a)	123,078	1,168,011
Fidelity Long Term Treasury Bond Index Fund (a)	47,525	602,614
VIP High Income Portfolio Initial Class (a)	42,303	210,244
VIP Investment Grade Bond Portfolio Initial Class (a)	282,448	3,485,414
TOTAL BOND FUNDS
(Cost $5,579,700)		5,466,283

Short-Term Funds - 19.9%
Fidelity Cash Central Fund, 2.42% (b)	3	3
VIP Government Money Market Portfolio Initial Class 2.19% (a)(c)	2,110,882	2,110,882
TOTAL SHORT-TERM FUNDS
(Cost $2,110,885)		2,110,885
TOTAL INVESTMENT IN SECURITIES - 100.0%
(Cost $10,422,450)		10,591,320
NET OTHER ASSETS (LIABILITIES) - 0.0%		(168)
NET ASSETS - 100%		$10,591,152

Legend

 (a) Affiliated Fund

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (c) The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$11
Total	$11

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Affiliated Underlying Funds

Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds, excluding any Money Market Central Funds, is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur.

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Fidelity Inflation-Protected Bond Index Fund Institutional Premium Class	$-	$126,743	$11,088	$22,519	$(215)	$(36,296)	$1,168,011
Fidelity Inflation-Protected Bond Index Fund Premium Class	-	1,136,246	46,496	1,068	(883)	-	-
Fidelity Long Term Treasury Bond Index Fund	-	67,819	35,731	2,972	(1,802)	3,126	602,614
Fidelity Long-Term Treasury Bond Index Fund Premium Class	195,344	408,583	33,608	7,772	(1,790)	673	-
VIP Contrafund Portfolio Initial Class	335,492	158,938	154,229	31,269	4,434	(48,668)	295,967
VIP Emerging Markets Portfolio Initial Class	441,488	332,409	117,711	3,934	(4,418)	(89,850)	561,918
VIP Equity-Income Portfolio Initial Class	353,732	152,438	148,784	23,274	(2,494)	(44,431)	310,461
VIP Government Money Market Portfolio Initial Class 2.19%	2,404,539	764,120	1,057,777	38,496	-	-	2,110,882
VIP Growth & Income Portfolio Initial Class	405,682	175,736	176,242	24,361	8,883	(60,113)	353,946
VIP Growth Portfolio Initial Class	341,649	178,427	178,417	49,579	15,229	(54,463)	302,425
VIP High Income Portfolio Initial Class	184,319	74,240	29,675	11,824	(786)	(17,854)	210,244
VIP Investment Grade Bond Portfolio Initial Class	3,307,006	1,129,674	824,783	108,462	(21,911)	(104,572)	3,485,414
VIP Mid Cap Portfolio Initial Class	98,300	47,945	39,632	8,842	774	(21,402)	85,985
VIP Overseas Portfolio Initial Class	803,667	329,066	238,265	12,954	(1,875)	(128,229)	764,364
VIP Value Portfolio Initial Class	259,879	117,806	102,076	16,961	693	(48,433)	227,869
VIP Value Strategies Portfolio Initial Class	126,922	56,849	45,967	6,774	26	(26,613)	111,217
Total	$9,258,019	$5,257,039	$3,240,481	$371,061	$(6,135)	$(677,125)	$10,591,317

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

VIP Freedom 2005 Portfolio℠

Financial Statements

Statement of Assets and Liabilities

		December 31, 2018
Assets
Investment in securities, at value — See accompanying schedule:
Fidelity Central Funds (cost $3)	$3
Other affiliated issuers (cost $10,422,447)	10,591,317
Total Investment in Securities (cost $10,422,450)		$10,591,320
Receivable for investments sold		26,830
Receivable for fund shares sold		253,696
Distributions receivable from Fidelity Central Funds		11
Total assets		10,871,857
Liabilities
Payable to custodian bank	$1
Payable for investments purchased	279,982
Payable for fund shares redeemed	530
Distribution and service plan fees payable	192
Total liabilities		280,705
Net Assets		$10,591,152
Net Assets consist of:
Paid in capital		$10,282,969
Total distributable earnings (loss)		308,183
Net Assets		$10,591,152
Net Asset Value and Maximum Offering Price
Initial Class:
Net Asset Value, offering price and redemption price per share ($8,191,479 ÷ 703,328 shares)		$11.65
Service Class:
Net Asset Value, offering price and redemption price per share ($2,279,015 ÷ 194,519 shares)		$11.72
Service Class 2:
Net Asset Value, offering price and redemption price per share ($120,658 ÷ 10,384 shares)		$11.62

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2018
Investment Income
Dividends:
Affiliated issuers		$182,612
Income from Fidelity Central Funds		11
Total income		182,623
Expenses
Distribution and service plan fees	$2,014
Independent trustees' fees and expenses	54
Total expenses		2,068
Net investment income (loss)		180,555
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Affiliated issuers	(6,135)
Capital gain distributions from underlying funds:
Affiliated issuers	188,449
Total net realized gain (loss)		182,314
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Affiliated issuers	(677,125)
Total change in net unrealized appreciation (depreciation)		(677,125)
Net gain (loss)		(494,811)
Net increase (decrease) in net assets resulting from operations		$(314,256)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2018	Year ended December 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$180,555	$134,097
Net realized gain (loss)	182,314	181,413
Change in net unrealized appreciation (depreciation)	(677,125)	520,533
Net increase (decrease) in net assets resulting from operations	(314,256)	836,043
Distributions to shareholders	(312,530)	–
Distributions to shareholders from net investment income	–	(132,399)
Distributions to shareholders from net realized gain	–	(127,656)
Total distributions	(312,530)	(260,055)
Share transactions - net increase (decrease)	1,959,854	1,678,577
Total increase (decrease) in net assets	1,333,068	2,254,565
Net Assets
Beginning of period	9,258,084	7,003,519
End of period	$10,591,152	$9,258,084
Other Information
Undistributed net investment income end of period		$1,697

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

VIP Freedom 2005 Portfolio Initial Class

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$12.39	$11.51	$11.29	$11.56	$11.37
Income from Investment Operations
Net investment income (loss)A	.22	.20	.17	.19	.20
Net realized and unrealized gain (loss)	(.58)	1.06	.38	(.22)	.29
Total from investment operations	(.36)	1.26	.55	(.03)	.49
Distributions from net investment income	(.20)	(.19)	(.18)	(.22)	(.19)
Distributions from net realized gain	(.17)	(.19)	(.15)	(.03)	(.11)
Total distributions	(.38)B	(.38)	(.33)	(.24)C	(.30)
Net asset value, end of period	$11.65	$12.39	$11.51	$11.29	$11.56
Total ReturnD,E	(2.95)%	11.06%	5.00%	(.25)%	4.30%
Ratios to Average Net AssetsF,G
Expenses before reductionsH	-%	-%	-%	-%	-%
Expenses net of fee waivers, if any	- %H	-%	-%	-%	-%
Expenses net of all reductions	- %H	-%	-%	-%	-%
Net investment income (loss)	1.80%	1.65%	1.50%	1.64%	1.71%
Supplemental Data
Net assets, end of period (000 omitted)	$8,191	$7,931	$6,363	$6,657	$8,047
Portfolio turnover rateF	32%	33%	24%	23%	21%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.38 per share is comprised of distributions from net investment income of $.204 and distributions from net realized gain of $.172 per share.

 C Total distributions of $.24 per share is comprised of distributions from net investment income of $.217 and distributions from net realized gain of $.025 per share.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Amounts do not include the activity of the Underlying Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

 H Amount represents less than .005%.

See accompanying notes which are an integral part of the financial statements.

VIP Freedom 2005 Portfolio Service Class

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$12.46	$11.58	$11.36	$11.63	$11.44
Income from Investment Operations
Net investment income (loss)A	.21	.19	.16	.18	.19
Net realized and unrealized gain (loss)	(.58)	1.06	.38	(.22)	.29
Total from investment operations	(.37)	1.25	.54	(.04)	.48
Distributions from net investment income	(.20)	(.18)	(.17)	(.21)	(.18)
Distributions from net realized gain	(.17)	(.19)	(.15)	(.03)	(.11)
Total distributions	(.37)	(.37)	(.32)	(.23)B	(.29)
Net asset value, end of period	$11.72	$12.46	$11.58	$11.36	$11.63
Total ReturnC,D	(3.01)%	10.90%	4.89%	(.35)%	4.18%
Ratios to Average Net AssetsE,F
Expenses before reductions	.10%	.10%	.10%	.10%	.10%
Expenses net of fee waivers, if any	.10%	.10%	.10%	.10%	.10%
Expenses net of all reductions	.10%	.10%	.10%	.10%	.10%
Net investment income (loss)	1.70%	1.55%	1.40%	1.54%	1.61%
Supplemental Data
Net assets, end of period (000 omitted)	$2,279	$1,222	$558	$484	$408
Portfolio turnover rateE	32%	33%	24%	23%	21%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.23 per share is comprised of distributions from net investment income of $.206 and distributions from net realized gain of $.025 per share.

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Amounts do not include the activity of the Underlying Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

See accompanying notes which are an integral part of the financial statements.

VIP Freedom 2005 Portfolio Service Class 2

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$12.37	$11.50	$11.28	$11.55	$11.36
Income from Investment Operations
Net investment income (loss)A	.19	.17	.14	.16	.17
Net realized and unrealized gain (loss)	(.59)	1.05	.39	(.21)	.29
Total from investment operations	(.40)	1.22	.53	(.05)	.46
Distributions from net investment income	(.18)	(.16)	(.15)	(.19)	(.16)
Distributions from net realized gain	(.17)	(.19)	(.15)	(.03)	(.11)
Total distributions	(.35)	(.35)	(.31)B	(.22)	(.27)
Net asset value, end of period	$11.62	$12.37	$11.50	$11.28	$11.55
Total ReturnC,D	(3.24)%	10.74%	4.78%	(.49)%	4.04%
Ratios to Average Net AssetsE,F
Expenses before reductions	.25%	.25%	.25%	.25%	.25%
Expenses net of fee waivers, if any	.25%	.25%	.25%	.25%	.25%
Expenses net of all reductions	.25%	.25%	.25%	.25%	.25%
Net investment income (loss)	1.55%	1.40%	1.25%	1.39%	1.46%
Supplemental Data
Net assets, end of period (000 omitted)	$121	$104	$83	$92	$79
Portfolio turnover rateE	32%	33%	24%	23%	21%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.31 per share is comprised of distributions from net investment income of $.152 and distributions from net realized gain of $.153 per share.

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Amounts do not include the activity of the Underlying Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

See accompanying notes which are an integral part of the financial statements.

VIP Freedom 2010 Portfolio℠

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Holdings as of December 31, 2018

% of fund's net assets
VIP Investment Grade Bond Portfolio Initial Class	29.5
VIP Government Money Market Portfolio Initial Class 2.19%	15.6
Fidelity Inflation-Protected Bond Index Fund Institutional Premium Class	9.5
VIP Overseas Portfolio Initial Class	9.2
VIP Emerging Markets Portfolio Initial Class	6.3
Fidelity Long Term Treasury Bond Index Fund	5.6
VIP Growth & Income Portfolio Initial Class	4.7
VIP Equity-Income Portfolio Initial Class	4.1
VIP Growth Portfolio Initial Class	4.0
VIP Contrafund Portfolio Initial Class	3.9
92.4

Asset Allocation (% of fund's net assets)

Period end
Domestic Equity Funds	22.3%
International Equity Funds	15.5%
Bond Funds	46.6%
Short-Term Funds	15.6%

VIP Freedom 2010 Portfolio℠

Schedule of Investments December 31, 2018

Showing Percentage of Net Assets

Domestic Equity Funds - 22.3%
	Shares	Value
VIP Contrafund Portfolio Initial Class (a)	346,820	$11,143,332
VIP Equity-Income Portfolio Initial Class (a)	573,831	11,688,933
VIP Growth & Income Portfolio Initial Class (a)	687,547	13,324,664
VIP Growth Portfolio Initial Class (a)	180,397	11,386,681
VIP Mid Cap Portfolio Initial Class (a)	107,302	3,239,460
VIP Value Portfolio Initial Class (a)	655,936	8,579,645
VIP Value Strategies Portfolio Initial Class (a)	377,094	4,189,520
TOTAL DOMESTIC EQUITY FUNDS
(Cost $48,751,720)		63,552,235

International Equity Funds - 15.5%
VIP Emerging Markets Portfolio Initial Class (a)	1,796,047	17,870,664
VIP Overseas Portfolio Initial Class (a)	1,371,602	26,238,744
TOTAL INTERNATIONAL EQUITY FUNDS
(Cost $37,434,720)		44,109,408

Bond Funds - 46.6%
Fidelity Inflation-Protected Bond Index Fund Institutional Premium Class (a)	2,839,250	26,944,479
Fidelity Long Term Treasury Bond Index Fund (a)	1,266,942	16,064,831
VIP High Income Portfolio Initial Class (a)	1,157,921	5,754,870
VIP Investment Grade Bond Portfolio Initial Class (a)	6,804,808	83,971,336
TOTAL BOND FUNDS
(Cost $135,744,085)		132,735,516

Short-Term Funds - 15.6%
Fidelity Cash Central Fund, 2.42% (b)	4	4
VIP Government Money Market Portfolio Initial Class 2.19% (a)(c)	44,438,615	44,438,615
TOTAL SHORT-TERM FUNDS
(Cost $44,438,619)		44,438,619
TOTAL INVESTMENT IN SECURITIES - 100.0%
(Cost $266,369,144)		284,835,778
NET OTHER ASSETS (LIABILITIES) - 0.0%		(54,172)
NET ASSETS - 100%		$284,781,606

Legend

 (a) Affiliated Fund

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (c) The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$4
Total	$4

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Affiliated Underlying Funds

Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds, excluding any Money Market Central Funds, is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur.

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Fidelity Inflation-Protected Bond Index Fund Institutional Premium Class	$-	$29,870,865	$2,014,644	$566,954	$(45,383)	$(866,359)	$26,944,479
Fidelity Long Term Treasury Bond Index Fund	-	1,383,056	1,895,131	79,382	(82,535)	(15,710)	16,064,831
Fidelity Long-Term Treasury Bond Index Fund Institutional Class	6,748,543	10,794,490	874,948	242,329	(18,192)	25,258	-
VIP Contrafund Portfolio Initial Class	14,831,156	3,345,769	5,285,320	1,299,083	841,180	(2,589,453)	11,143,332
VIP Emerging Markets Portfolio Initial Class	17,944,758	8,474,100	5,343,898	130,591	367,677	(3,571,973)	17,870,664
VIP Equity-Income Portfolio Initial Class	15,636,506	2,963,243	5,042,425	951,147	151,369	(2,019,760)	11,688,933
VIP Government Money Market Portfolio Initial Class 2.19%	64,233,154	6,846,421	26,640,960	897,255	-	-	44,438,615
VIP Growth & Income Portfolio Initial Class	17,936,671	3,391,184	5,960,731	1,013,060	1,352,619	(3,395,079)	13,324,664
VIP Growth Portfolio Initial Class	15,102,658	4,082,632	6,233,070	2,064,970	1,722,426	(3,287,965)	11,386,681
VIP High Income Portfolio Initial Class	6,276,464	935,685	924,847	338,526	(38,207)	(494,225)	5,754,870
VIP Investment Grade Bond Portfolio Initial Class	101,851,657	13,348,284	27,629,923	2,852,034	(765,352)	(2,833,330)	83,971,336
VIP Mid Cap Portfolio Initial Class	4,345,428	1,074,003	1,363,899	369,575	130,358	(946,430)	3,239,460
VIP Overseas Portfolio Initial Class	33,672,209	5,255,116	8,014,541	460,734	1,021,333	(5,695,373)	26,238,744
VIP Value Portfolio Initial Class	11,487,777	2,374,989	3,391,657	685,395	399,958	(2,291,422)	8,579,645
VIP Value Strategies Portfolio Initial Class	5,610,145	1,160,157	1,523,495	274,582	59,595	(1,116,882)	4,189,520
Total	$315,677,126	$95,299,994	$102,139,489	$12,225,617	$5,096,846	$(29,098,703)	$284,835,774

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

VIP Freedom 2010 Portfolio℠

Financial Statements

Statement of Assets and Liabilities

		December 31, 2018
Assets
Investment in securities, at value — See accompanying schedule:
Fidelity Central Funds (cost $4)	$4
Other affiliated issuers (cost $266,369,140)	284,835,774
Total Investment in Securities (cost $266,369,144)		$284,835,778
Cash		1
Receivable for investments sold		5,421,623
Receivable for fund shares sold		362,797
Distributions receivable from Fidelity Central Funds		4
Total assets		290,620,203
Liabilities
Payable for investments purchased	$5,774,258
Payable for fund shares redeemed	11,421
Distribution and service plan fees payable	52,918
Total liabilities		5,838,597
Net Assets		$284,781,606
Net Assets consist of:
Paid in capital		$255,362,958
Total distributable earnings (loss)		29,418,648
Net Assets		$284,781,606
Net Asset Value and Maximum Offering Price
Initial Class:
Net Asset Value, offering price and redemption price per share ($16,990,632 ÷ 1,379,172 shares)		$12.32
Service Class:
Net Asset Value, offering price and redemption price per share ($23,851,457 ÷ 1,938,879 shares)		$12.30
Service Class 2:
Net Asset Value, offering price and redemption price per share ($243,939,517 ÷ 19,932,551 shares)		$12.24

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2018
Investment Income
Dividends:
Affiliated issuers		$5,041,525
Income from Fidelity Central Funds		4
Total income		5,041,529
Expenses
Distribution and service plan fees	$674,879
Independent trustees' fees and expenses	1,699
Total expenses		676,578
Net investment income (loss)		4,364,951
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Affiliated issuers	5,096,846
Capital gain distributions from underlying funds:
Affiliated issuers	7,184,092
Total net realized gain (loss)		12,280,938
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Affiliated issuers	(29,098,703)
Total change in net unrealized appreciation (depreciation)		(29,098,703)
Net gain (loss)		(16,817,765)
Net increase (decrease) in net assets resulting from operations		$(12,452,814)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2018	Year ended December 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$4,364,951	$4,119,804
Net realized gain (loss)	12,280,938	10,286,083
Change in net unrealized appreciation (depreciation)	(29,098,703)	22,636,461
Net increase (decrease) in net assets resulting from operations	(12,452,814)	37,042,348
Distributions to shareholders	(12,948,073)	–
Distributions to shareholders from net investment income	–	(4,061,300)
Distributions to shareholders from net realized gain	–	(6,289,111)
Total distributions	(12,948,073)	(10,350,411)
Share transactions - net increase (decrease)	(5,440,382)	(7,792,831)
Total increase (decrease) in net assets	(30,841,269)	18,899,106
Net Assets
Beginning of period	315,622,875	296,723,769
End of period	$284,781,606	$315,622,875
Other Information
Undistributed net investment income end of period		$55,112

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

VIP Freedom 2010 Portfolio Initial Class

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$13.43	$12.31	$12.15	$12.45	$12.30
Income from Investment Operations
Net investment income (loss)A	.22	.20	.18	.23	.21
Net realized and unrealized gain (loss)	(.75)	1.39	.45	(.26)	.34
Total from investment operations	(.53)	1.59	.63	(.03)	.55
Distributions from net investment income	(.22)	(.21)	(.19)	(.23)	(.21)
Distributions from net realized gain	(.37)	(.26)	(.28)	(.04)	(.20)
Total distributions	(.58)B	(.47)	(.47)	(.27)	(.40)C
Net asset value, end of period	$12.32	$13.43	$12.31	$12.15	$12.45
Total ReturnD,E	(4.00)%	13.08%	5.45%	(.29)%	4.53%
Ratios to Average Net AssetsF,G
Expenses before reductionsH	-%	-%	-%	-%	-%
Expenses net of fee waivers, if any	- %H	-%	-%	-%	-%
Expenses net of all reductions	- %H	-%	-%	-%	-%
Net investment income (loss)	1.66%	1.56%	1.51%	1.84%	1.67%
Supplemental Data
Net assets, end of period (000 omitted)	$16,991	$18,519	$19,569	$31,048	$43,381
Portfolio turnover rateF	31%	22%	23%	19%	19%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.58 per share is comprised of distributions from net investment income of $.216 and distributions from net realized gain of $.367 per share.

 C Total distributions of $.40 per share is comprised of distributions from net investment income of $.206 and distributions from net realized gain of $.196 per share.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Amounts do not include the activity of the Underlying Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

 H Amount represents less than .005%.

See accompanying notes which are an integral part of the financial statements.

VIP Freedom 2010 Portfolio Service Class

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$13.41	$12.30	$12.14	$12.43	$12.29
Income from Investment Operations
Net investment income (loss)A	.20	.19	.17	.22	.20
Net realized and unrealized gain (loss)	(.74)	1.38	.45	(.26)	.33
Total from investment operations	(.54)	1.57	.62	(.04)	.53
Distributions from net investment income	(.20)	(.19)	(.18)	(.22)	(.19)
Distributions from net realized gain	(.37)	(.26)	(.28)	(.04)	(.20)
Total distributions	(.57)	(.46)B	(.46)	(.25)C	(.39)
Net asset value, end of period	$12.30	$13.41	$12.30	$12.14	$12.43
Total ReturnD,E	(4.10)%	12.90%	5.36%	(.31)%	4.35%
Ratios to Average Net AssetsF,G
Expenses before reductions	.10%	.10%	.10%	.10%	.10%
Expenses net of fee waivers, if any	.10%	.10%	.10%	.10%	.10%
Expenses net of all reductions	.10%	.10%	.10%	.10%	.10%
Net investment income (loss)	1.56%	1.46%	1.41%	1.74%	1.57%
Supplemental Data
Net assets, end of period (000 omitted)	$23,851	$27,597	$25,360	$23,770	$28,049
Portfolio turnover rateF	31%	22%	23%	19%	19%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.46 per share is comprised of distributions from net investment income of $.192 and distributions from net realized gain of $.264 per share.

 C Total distributions of $.25 per share is comprised of distributions from net investment income of $.217 and distributions from net realized gain of $.036 per share.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Amounts do not include the activity of the Underlying Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

See accompanying notes which are an integral part of the financial statements.

VIP Freedom 2010 Portfolio Service Class 2

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$13.35	$12.24	$12.08	$12.38	$12.24
Income from Investment Operations
Net investment income (loss)A	.18	.17	.15	.20	.18
Net realized and unrealized gain (loss)	(.74)	1.38	.45	(.26)	.33
Total from investment operations	(.56)	1.55	.60	(.06)	.51
Distributions from net investment income	(.19)	(.17)	(.16)	(.20)	(.18)
Distributions from net realized gain	(.37)	(.26)	(.28)	(.04)	(.20)
Total distributions	(.55)B	(.44)C	(.44)	(.24)	(.37)D
Net asset value, end of period	$12.24	$13.35	$12.24	$12.08	$12.38
Total ReturnE,F	(4.26)%	12.80%	5.23%	(.53)%	4.21%
Ratios to Average Net AssetsG,H
Expenses before reductions	.25%	.25%	.25%	.25%	.25%
Expenses net of fee waivers, if any	.25%	.25%	.25%	.25%	.25%
Expenses net of all reductions	.25%	.25%	.25%	.25%	.25%
Net investment income (loss)	1.41%	1.31%	1.26%	1.59%	1.42%
Supplemental Data
Net assets, end of period (000 omitted)	$243,940	$269,507	$251,795	$237,969	$224,300
Portfolio turnover rateG	31%	22%	23%	19%	19%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.55 per share is comprised of distributions from net investment income of $.186 and distributions from net realized gain of $.367 per share.

 C Total distributions of $.44 per share is comprised of distributions from net investment income of $.172 and distributions from net realized gain of $.264 per share.

 D Total distributions of $.37 per share is comprised of distributions from net investment income of $.175 and distributions from net realized gain of $.196 per share.

 E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Amounts do not include the activity of the Underlying Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

See accompanying notes which are an integral part of the financial statements.

VIP Freedom 2015 Portfolio℠

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Holdings as of December 31, 2018

% of fund's net assets
VIP Investment Grade Bond Portfolio Initial Class	25.9
VIP Government Money Market Portfolio Initial Class 2.19%	11.6
VIP Overseas Portfolio Initial Class	11.2
Fidelity Inflation-Protected Bond Index Fund Institutional Premium Class	8.1
VIP Emerging Markets Portfolio Initial Class	7.0
VIP Growth & Income Portfolio Initial Class	6.0
Fidelity Long Term Treasury Bond Index Fund	5.5
VIP Equity-Income Portfolio Initial Class	5.3
VIP Growth Portfolio Initial Class	5.1
VIP Contrafund Portfolio Initial Class	5.0
90.7

Asset Allocation (% of fund's net assets)

Period end
Domestic Equity Funds	28.7%
International Equity Funds	18.2%
Bond Funds	41.5%
Short-Term Funds	11.6%

VIP Freedom 2015 Portfolio℠

Schedule of Investments December 31, 2018

Showing Percentage of Net Assets

Domestic Equity Funds - 28.7%
	Shares	Value
VIP Contrafund Portfolio Initial Class (a)	119,426	$3,837,163
VIP Equity-Income Portfolio Initial Class (a)	197,597	4,025,054
VIP Growth & Income Portfolio Initial Class (a)	236,762	4,588,440
VIP Growth Portfolio Initial Class (a)	62,119	3,920,972
VIP Mid Cap Portfolio Initial Class (a)	36,922	1,114,665
VIP Value Portfolio Initial Class (a)	225,846	2,954,070
VIP Value Strategies Portfolio Initial Class (a)	129,784	1,441,899
TOTAL DOMESTIC EQUITY FUNDS
(Cost $13,716,385)		21,882,263

International Equity Funds - 18.2%
VIP Emerging Markets Portfolio Initial Class (a)	537,280	5,345,935
VIP Overseas Portfolio Initial Class (a)	447,942	8,569,131
TOTAL INTERNATIONAL EQUITY FUNDS
(Cost $10,987,300)		13,915,066

Bond Funds - 41.5%
Fidelity Inflation-Protected Bond Index Fund Institutional Premium Class (a)	650,821	6,176,291
Fidelity Long Term Treasury Bond Index Fund (a)	331,013	4,197,239
VIP High Income Portfolio Initial Class (a)	313,059	1,555,904
VIP Investment Grade Bond Portfolio Initial Class (a)	1,601,893	19,767,364
TOTAL BOND FUNDS
(Cost $31,878,262)		31,696,798

Short-Term Funds - 11.6%
VIP Government Money Market Portfolio Initial Class 2.19% (a)(b)
(Cost $8,875,763)	8,875,763	8,875,763
TOTAL INVESTMENT IN SECURITIES - 100.0%
(Cost $65,457,710)		76,369,890
NET OTHER ASSETS (LIABILITIES) - 0.0%		(10,679)
NET ASSETS - 100%		$76,359,211

Legend

 (a) Affiliated Fund

 (b) The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Underlying Funds

Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds, excluding any Money Market Central Funds, is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur.

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Fidelity Inflation-Protected Bond Index Fund Institutional Class	$-	$6,921,070	$335,347	$6,682	$(4,943)	$-	$-
Fidelity Inflation-Protected Bond Index Fund Institutional Premium Class	-	264,090	454,150	125,076	(11,030)	(203,399)	6,176,291
Fidelity Long Term Treasury Bond Index Fund	-	269,802	585,718	22,620	(14,291)	(27,974)	4,197,239
Fidelity Long-Term Treasury Bond Index Fund Premium Class	2,120,635	3,110,670	657,234	69,485	(26,501)	7,850	-
VIP Contrafund Portfolio Initial Class	5,794,662	1,304,759	2,626,334	505,715	409,273	(1,045,197)	3,837,163
VIP Emerging Markets Portfolio Initial Class	6,382,076	2,335,683	2,345,275	40,172	287,913	(1,314,462)	5,345,935
VIP Equity-Income Portfolio Initial Class	6,109,403	1,173,868	2,572,551	360,091	6,764	(692,430)	4,025,054
VIP Government Money Market Portfolio Initial Class 2.19%	14,959,255	2,016,015	8,099,507	195,756	-	-	8,875,763
VIP Growth & Income Portfolio Initial Class	7,008,599	1,351,009	3,027,891	392,966	804,424	(1,547,701)	4,588,440
VIP Growth Portfolio Initial Class	5,900,626	1,598,309	3,005,875	808,145	972,508	(1,544,596)	3,920,972
VIP High Income Portfolio Initial Class	1,985,779	344,906	627,310	94,630	(3,794)	(143,677)	1,555,904
VIP Investment Grade Bond Portfolio Initial Class	28,656,794	4,665,694	12,579,545	721,592	(210,549)	(765,030)	19,767,364
VIP Mid Cap Portfolio Initial Class	1,698,024	422,728	710,855	143,092	68,299	(363,531)	1,114,665
VIP Overseas Portfolio Initial Class	12,708,972	1,958,233	4,519,731	153,541	551,675	(2,130,018)	8,569,131
VIP Value Portfolio Initial Class	4,488,546	925,527	1,779,105	254,965	221,032	(901,930)	2,954,070
VIP Value Strategies Portfolio Initial Class	2,192,051	452,855	820,952	102,883	34,139	(416,194)	1,441,899
Total	$100,005,422	$29,115,218	$44,747,380	$3,997,411	$3,084,919	$(11,088,289)	$76,369,890

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

VIP Freedom 2015 Portfolio℠

Financial Statements

Statement of Assets and Liabilities

		December 31, 2018
Assets
Investment in securities, at value — See accompanying schedule:
Affiliated issuers (cost $65,457,710)	$76,369,890
Total Investment in Securities (cost $65,457,710)		$76,369,890
Receivable for investments sold		1,652,516
Receivable for fund shares sold		54,973
Total assets		78,077,379
Liabilities
Payable to custodian bank	$25
Payable for investments purchased	1,680,425
Payable for fund shares redeemed	29,315
Distribution and service plan fees payable	8,403
Total liabilities		1,718,168
Net Assets		$76,359,211
Net Assets consist of:
Paid in capital		$60,195,148
Total distributable earnings (loss)		16,164,063
Net Assets		$76,359,211
Net Asset Value and Maximum Offering Price
Initial Class:
Net Asset Value, offering price and redemption price per share ($29,360,682 ÷ 2,394,372 shares)		$12.26
Service Class:
Net Asset Value, offering price and redemption price per share ($11,776,521 ÷ 962,037 shares)		$12.24
Service Class 2:
Net Asset Value, offering price and redemption price per share ($35,222,008 ÷ 2,886,691 shares)		$12.20

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2018
Investment Income
Dividends:
Affiliated issuers		$1,357,775
Expenses
Distribution and service plan fees	$121,000
Independent trustees' fees and expenses	514
Total expenses before reductions	121,514
Expense reductions	(1)
Total expenses after reductions		121,513
Net investment income (loss)		1,236,262
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Affiliated issuers	3,084,919
Capital gain distributions from underlying funds:
Affiliated issuers	2,639,636
Total net realized gain (loss)		5,724,555
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Affiliated issuers	(11,088,289)
Total change in net unrealized appreciation (depreciation)		(11,088,289)
Net gain (loss)		(5,363,734)
Net increase (decrease) in net assets resulting from operations		$(4,127,472)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2018	Year ended December 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,236,262	$1,369,663
Net realized gain (loss)	5,724,555	4,312,903
Change in net unrealized appreciation (depreciation)	(11,088,289)	8,280,832
Net increase (decrease) in net assets resulting from operations	(4,127,472)	13,963,398
Distributions to shareholders	(5,006,805)	–
Distributions to shareholders from net investment income	–	(1,353,095)
Distributions to shareholders from net realized gain	–	(2,668,129)
Total distributions	(5,006,805)	(4,021,224)
Share transactions - net increase (decrease)	(14,501,118)	(7,289,087)
Total increase (decrease) in net assets	(23,635,395)	2,653,087
Net Assets
Beginning of period	99,994,606	97,341,519
End of period	$76,359,211	$99,994,606
Other Information
Undistributed net investment income end of period		$16,569

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

VIP Freedom 2015 Portfolio Initial Class

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$13.68	$12.39	$12.24	$12.58	$12.43
Income from Investment Operations
Net investment income (loss)A	.20	.20	.18	.23	.21
Net realized and unrealized gain (loss)	(.87)	1.64	.50	(.27)	.37
Total from investment operations	(.67)	1.84	.68	(.04)	.58
Distributions from net investment income	(.22)	(.21)	(.19)	(.24)	(.21)
Distributions from net realized gain	(.53)	(.34)	(.34)	(.07)	(.22)
Total distributions	(.75)	(.55)	(.53)	(.30)B	(.43)
Net asset value, end of period	$12.26	$13.68	$12.39	$12.24	$12.58
Total ReturnC,D	(5.07)%	15.10%	5.91%	(.33)%	4.70%
Ratios to Average Net AssetsE,F
Expenses before reductionsG	-%	-%	-%	-%	-%
Expenses net of fee waivers, if any	- %G	-%	-%	-%	-%
Expenses net of all reductions	- %G	-%	-%	-%	-%
Net investment income (loss)	1.52%	1.51%	1.46%	1.82%	1.68%
Supplemental Data
Net assets, end of period (000 omitted)	$29,361	$33,249	$32,720	$35,352	$39,455
Portfolio turnover rateE	33%	27%	24%	27%	29%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.30 per share is comprised of distributions from net investment income of $.236 and distributions from net realized gain of $.065 per share.

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Amounts do not include the activity of the Underlying Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

 G Amount represents less than .005%.

See accompanying notes which are an integral part of the financial statements.

VIP Freedom 2015 Portfolio Service Class

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$13.65	$12.37	$12.22	$12.56	$12.41
Income from Investment Operations
Net investment income (loss)A	.19	.18	.17	.22	.20
Net realized and unrealized gain (loss)	(.86)	1.64	.50	(.27)	.37
Total from investment operations	(.67)	1.82	.67	(.05)	.57
Distributions from net investment income	(.20)	(.19)	(.18)	(.22)	(.20)
Distributions from net realized gain	(.53)	(.34)	(.34)	(.07)	(.22)
Total distributions	(.74)B	(.54)C	(.52)	(.29)	(.42)
Net asset value, end of period	$12.24	$13.65	$12.37	$12.22	$12.56
Total ReturnD,E	(5.11)%	14.93%	5.81%	(.44)%	4.63%
Ratios to Average Net AssetsF,G
Expenses before reductions	.10%	.10%	.10%	.10%	.10%
Expenses net of fee waivers, if any	.10%	.10%	.10%	.10%	.10%
Expenses net of all reductions	.10%	.10%	.10%	.10%	.10%
Net investment income (loss)	1.42%	1.41%	1.36%	1.72%	1.58%
Supplemental Data
Net assets, end of period (000 omitted)	$11,777	$17,058	$14,384	$16,378	$15,842
Portfolio turnover rateF	33%	27%	24%	27%	29%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.74 per share is comprised of distributions from net investment income of $.203 and distributions from net realized gain of $.532 per share.

 C Total distributions of $.54 per share is comprised of distributions from net investment income of $.193 and distributions from net realized gain of $.343 per share.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Amounts do not include the activity of the Underlying Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

See accompanying notes which are an integral part of the financial statements.

VIP Freedom 2015 Portfolio Service Class 2

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$13.61	$12.33	$12.19	$12.52	$12.37
Income from Investment Operations
Net investment income (loss)A	.17	.16	.15	.20	.18
Net realized and unrealized gain (loss)	(.86)	1.63	.49	(.26)	.37
Total from investment operations	(.69)	1.79	.64	(.06)	.55
Distributions from net investment income	(.18)	(.17)	(.16)	(.20)	(.18)
Distributions from net realized gain	(.53)	(.34)	(.34)	(.07)	(.22)
Total distributions	(.72)B	(.51)	(.50)	(.27)	(.40)
Net asset value, end of period	$12.20	$13.61	$12.33	$12.19	$12.52
Total ReturnC,D	(5.28)%	14.80%	5.58%	(.51)%	4.45%
Ratios to Average Net AssetsE,F
Expenses before reductions	.25%	.25%	.25%	.25%	.25%
Expenses net of fee waivers, if any	.25%	.25%	.25%	.25%	.25%
Expenses net of all reductions	.25%	.25%	.25%	.25%	.25%
Net investment income (loss)	1.27%	1.26%	1.21%	1.57%	1.43%
Supplemental Data
Net assets, end of period (000 omitted)	$35,222	$49,688	$50,238	$57,679	$63,321
Portfolio turnover rateE	33%	27%	24%	27%	29%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.72 per share is comprised of distributions from net investment income of $.183 and distributions from net realized gain of $.532 per share

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Amounts do not include the activity of the Underlying Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

See accompanying notes which are an integral part of the financial statements.

VIP Freedom 2020 Portfolio℠

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Holdings as of December 31, 2018

% of fund's net assets
VIP Investment Grade Bond Portfolio Initial Class	23.1
VIP Overseas Portfolio Initial Class	12.9
VIP Government Money Market Portfolio Initial Class 2.19%	8.1
VIP Emerging Markets Portfolio Initial Class	7.6
VIP Growth & Income Portfolio Initial Class	7.1
Fidelity Inflation-Protected Bond Index Fund Institutional Premium Class	7.1
VIP Equity-Income Portfolio Initial Class	6.2
VIP Growth Portfolio Initial Class	6.1
VIP Contrafund Portfolio Initial Class	6.0
Fidelity Long Term Treasury Bond Index Fund	5.3
89.5

Asset Allocation (% of fund's net assets)

Period end
Domestic Equity Funds	33.9%
International Equity Funds	20.5%
Bond Funds	37.5%
Short-Term Funds	8.1%

VIP Freedom 2020 Portfolio℠

Schedule of Investments December 31, 2018

Showing Percentage of Net Assets

Domestic Equity Funds - 33.9%
	Shares	Value
VIP Contrafund Portfolio Initial Class (a)	1,220,030	$39,199,577
VIP Equity-Income Portfolio Initial Class (a)	2,018,608	41,119,044
VIP Growth & Income Portfolio Initial Class (a)	2,418,779	46,875,944
VIP Growth Portfolio Initial Class (a)	634,598	40,055,816
VIP Mid Cap Portfolio Initial Class (a)	376,895	11,378,471
VIP Value Portfolio Initial Class (a)	2,306,958	30,175,011
VIP Value Strategies Portfolio Initial Class (a)	1,325,148	14,722,394
TOTAL DOMESTIC EQUITY FUNDS
(Cost $156,756,667)		223,526,257

International Equity Funds - 20.5%
VIP Emerging Markets Portfolio Initial Class (a)	5,054,807	50,295,333
VIP Overseas Portfolio Initial Class (a)	4,440,753	84,951,612
TOTAL INTERNATIONAL EQUITY FUNDS
(Cost $112,315,869)		135,246,945

Bond Funds - 37.5%
Fidelity Inflation-Protected Bond Index Fund Institutional Premium Class (a)	4,914,121	46,635,006
Fidelity Long Term Treasury Bond Index Fund (a)	2,759,950	34,996,167
VIP High Income Portfolio Initial Class (a)	2,682,666	13,332,850
VIP Investment Grade Bond Portfolio Initial Class (a)	12,342,631	152,308,072
TOTAL BOND FUNDS
(Cost $254,074,289)		247,272,095

Short-Term Funds - 8.1%
VIP Government Money Market Portfolio Initial Class 2.19% (a)(b)
(Cost $53,825,731)	53,825,731	53,825,731
TOTAL INVESTMENT IN SECURITIES - 100.0%
(Cost $576,972,556)		659,871,028
NET OTHER ASSETS (LIABILITIES) - 0.0%		(116,538)
NET ASSETS - 100%		$659,754,490

Legend

 (a) Affiliated Fund

 (b) The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Underlying Funds

Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds, excluding any Money Market Central Funds, is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur.

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Fidelity Inflation-Protected Bond Index Fund Institutional Class	$-	$51,857,246	$1,677,691	$52,920	$(33,743)	$-	$-
Fidelity Inflation-Protected Bond Index Fund Institutional Premium Class	-	1,443,214	3,336,100	943,020	(96,242)	(1,521,678)	46,635,006
Fidelity Long Term Treasury Bond Index Fund	-	1,550,167	4,478,603	176,211	(189,390)	(235,970)	34,996,167
Fidelity Long-Term Treasury Bond Index Fund Institutional Class	16,414,453	24,596,168	2,654,697	582,530	(67,658)	61,697	-
VIP Contrafund Portfolio Initial Class	51,180,559	9,872,061	15,421,106	4,572,552	2,210,768	(8,642,705)	39,199,577
VIP Emerging Markets Portfolio Initial Class	53,405,909	19,088,155	12,576,656	377,403	983,095	(10,605,170)	50,295,333
VIP Equity-Income Portfolio Initial Class	53,960,420	9,549,082	15,641,225	3,354,850	406,086	(7,155,319)	41,119,044
VIP Government Money Market Portfolio Initial Class 2.19%	83,819,484	9,125,641	39,119,394	1,152,184	-	-	53,825,731
VIP Growth & Income Portfolio Initial Class	61,900,208	10,659,996	18,258,088	3,566,580	4,363,742	(11,789,914)	46,875,944
VIP Growth Portfolio Initial Class	52,116,402	12,588,342	18,851,647	7,259,316	4,546,776	(10,344,057)	40,055,816
VIP High Income Portfolio Initial Class	15,320,487	2,392,777	3,132,694	794,549	(47,468)	(1,200,252)	13,332,850
VIP Investment Grade Bond Portfolio Initial Class	200,510,616	27,583,762	68,766,273	5,413,605	(2,235,260)	(4,784,773)	152,308,072
VIP Mid Cap Portfolio Initial Class	14,996,962	3,211,799	3,867,739	1,301,395	323,296	(3,285,847)	11,378,471
VIP Overseas Portfolio Initial Class	109,627,518	14,197,496	23,090,488	1,519,789	2,706,494	(18,489,408)	84,951,612
VIP Value Portfolio Initial Class	39,644,129	7,068,873	9,668,908	2,419,114	970,496	(7,839,579)	30,175,011
VIP Value Strategies Portfolio Initial Class	19,360,794	3,480,436	4,293,502	967,812	75,020	(3,900,354)	14,722,394
Total	$772,257,941	$208,265,215	$244,834,811	$34,453,830	$13,916,012	$(89,733,329)	$659,871,028

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

VIP Freedom 2020 Portfolio℠

Financial Statements

Statement of Assets and Liabilities

		December 31, 2018
Assets
Investment in securities, at value — See accompanying schedule:
Affiliated issuers (cost $576,972,556)	$659,871,028
Total Investment in Securities (cost $576,972,556)		$659,871,028
Cash		167
Receivable for investments sold		15,560,010
Receivable for fund shares sold		104,922
Distributions receivable from Fidelity Central Funds		16
Total assets		675,536,143
Liabilities
Payable for investments purchased	$14,562,016
Payable for fund shares redeemed	1,111,064
Distribution and service plan fees payable	108,573
Total liabilities		15,781,653
Net Assets		$659,754,490
Net Assets consist of:
Paid in capital		$543,250,118
Total distributable earnings (loss)		116,504,372
Net Assets		$659,754,490
Net Asset Value and Maximum Offering Price
Initial Class:
Net Asset Value, offering price and redemption price per share ($63,490,000 ÷ 5,048,676 shares)		$12.58
Service Class:
Net Asset Value, offering price and redemption price per share ($132,086,470 ÷ 10,533,771 shares)		$12.54
Service Class 2:
Net Asset Value, offering price and redemption price per share ($464,178,020 ÷ 37,139,581 shares)		$12.50

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2018
Investment Income
Dividends:
Affiliated issuers		$11,071,087
Expenses
Distribution and service plan fees	$1,449,448
Independent trustees' fees and expenses	4,146
Total expenses before reductions	1,453,594
Expense reductions	(5)
Total expenses after reductions		1,453,589
Net investment income (loss)		9,617,498
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Affiliated issuers	13,916,012
Capital gain distributions from underlying funds:
Affiliated issuers	23,382,743
Total net realized gain (loss)		37,298,755
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Affiliated issuers	(89,733,329)
Total change in net unrealized appreciation (depreciation)		(89,733,329)
Net gain (loss)		(52,434,574)
Net increase (decrease) in net assets resulting from operations		$(42,817,076)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2018	Year ended December 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$9,617,498	$9,965,308
Net realized gain (loss)	37,298,755	27,977,499
Change in net unrealized appreciation (depreciation)	(89,733,329)	74,412,671
Net increase (decrease) in net assets resulting from operations	(42,817,076)	112,355,478
Distributions to shareholders	(33,509,898)	–
Distributions to shareholders from net investment income	–	(9,886,534)
Distributions to shareholders from net realized gain	–	(20,593,383)
Total distributions	(33,509,898)	(30,479,917)
Share transactions - net increase (decrease)	(36,054,272)	(13,668,503)
Total increase (decrease) in net assets	(112,381,246)	68,207,058
Net Assets
Beginning of period	772,135,736	703,928,678
End of period	$659,754,490	$772,135,736
Other Information
Undistributed net investment income end of period		$33,445

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

VIP Freedom 2020 Portfolio Initial Class

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$14.03	$12.56	$12.44	$12.77	$12.61
Income from Investment Operations
Net investment income (loss)A	.21	.21	.18	.24	.22
Net realized and unrealized gain (loss)	(1.01)	1.84	.53	(.27)	.38
Total from investment operations	(.80)	2.05	.71	(.03)	.60
Distributions from net investment income	(.21)	(.21)	(.19)	(.24)	(.22)
Distributions from net realized gain	(.44)	(.37)	(.39)	(.06)	(.23)
Total distributions	(.65)	(.58)	(.59)B	(.30)	(.44)C
Net asset value, end of period	$12.58	$14.03	$12.56	$12.44	$12.77
Total ReturnD,E	(5.86)%	16.62%	6.12%	(.27)%	4.82%
Ratios to Average Net AssetsF,G
Expenses before reductionsH	-%	-%	-%	-%	-%
Expenses net of fee waivers, if any	- %H	-%	-%	-%	-%
Expenses net of all reductions	- %H	-%	-%	-%	-%
Net investment income (loss)	1.50%	1.54%	1.50%	1.84%	1.70%
Supplemental Data
Net assets, end of period (000 omitted)	$63,490	$75,021	$63,131	$87,496	$101,533
Portfolio turnover rateF	28%	21%	19%	17%	15%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.59 per share is comprised of distributions from net investment income of $.193 and distributions from net realized gain of $.393 per share.

 C Total distributions of $.44 per share is comprised of distributions from net investment income of $.216 and distributions from net realized gain of $.227 per share.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Amounts do not include the activity of the Underlying Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

 H Amount represents less than .005%.

See accompanying notes which are an integral part of the financial statements.

VIP Freedom 2020 Portfolio Service Class

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$13.99	$12.53	$12.41	$12.74	$12.59
Income from Investment Operations
Net investment income (loss)A	.19	.19	.17	.23	.20
Net realized and unrealized gain (loss)	(1.00)	1.84	.53	(.27)	.38
Total from investment operations	(.81)	2.03	.70	(.04)	.58
Distributions from net investment income	(.20)	(.20)	(.18)	(.23)	(.21)
Distributions from net realized gain	(.44)	(.37)	(.39)	(.06)	(.23)
Total distributions	(.64)	(.57)	(.58)B	(.29)	(.43)C
Net asset value, end of period	$12.54	$13.99	$12.53	$12.41	$12.74
Total ReturnD,E	(5.98)%	16.47%	6.04%	(.37)%	4.66%
Ratios to Average Net AssetsF,G
Expenses before reductions	.10%	.10%	.10%	.10%	.10%
Expenses net of fee waivers, if any	.10%	.10%	.10%	.10%	.10%
Expenses net of all reductions	.10%	.10%	.10%	.10%	.10%
Net investment income (loss)	1.40%	1.44%	1.40%	1.74%	1.60%
Supplemental Data
Net assets, end of period (000 omitted)	$132,086	$140,686	$109,279	$94,022	$76,679
Portfolio turnover rateF	28%	21%	19%	17%	15%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.58 per share is comprised of distributions from net investment income of $.182 and distributions from net realized gain of $.393 per share.

 C Total distributions of $.43 per share is comprised of distributions from net investment income of $.205 and distributions from net realized gain of $.227 per share.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Amounts do not include the activity of the Underlying Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

See accompanying notes which are an integral part of the financial statements.

VIP Freedom 2020 Portfolio Service Class 2

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$13.94	$12.49	$12.38	$12.70	$12.54
Income from Investment Operations
Net investment income (loss)A	.17	.17	.15	.21	.18
Net realized and unrealized gain (loss)	(.99)	1.83	.51	(.27)	.39
Total from investment operations	(.82)	2.00	.66	(.06)	.57
Distributions from net investment income	(.18)	(.17)	(.16)	(.21)	(.18)
Distributions from net realized gain	(.44)	(.37)	(.39)	(.06)	(.23)
Total distributions	(.62)	(.55)B	(.55)	(.26)C	(.41)
Net asset value, end of period	$12.50	$13.94	$12.49	$12.38	$12.70
Total ReturnD,E	(6.08)%	16.26%	5.80%	(.46)%	4.60%
Ratios to Average Net AssetsF,G
Expenses before reductions	.25%	.25%	.25%	.25%	.25%
Expenses net of fee waivers, if any	.25%	.25%	.25%	.25%	.25%
Expenses net of all reductions	.25%	.25%	.25%	.25%	.25%
Net investment income (loss)	1.25%	1.29%	1.25%	1.59%	1.45%
Supplemental Data
Net assets, end of period (000 omitted)	$464,178	$556,429	$531,518	$549,528	$583,496
Portfolio turnover rateF	28%	21%	19%	17%	15%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.55 per share is comprised of distributions from net investment income of $.174 and distributions from net realized gain of $.371 per share.

 C Total distributions of $.26 per share is comprised of distributions from net investment income of $.208 and distributions from net realized gain of $.056 per share.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Amounts do not include the activity of the Underlying Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

See accompanying notes which are an integral part of the financial statements.

VIP Freedom 2025 Portfolio℠

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Holdings as of December 31, 2018

% of fund's net assets
VIP Investment Grade Bond Portfolio Initial Class	19.8
VIP Overseas Portfolio Initial Class	14.3
VIP Emerging Markets Portfolio Initial Class	8.1
VIP Growth & Income Portfolio Initial Class	8.1
VIP Equity-Income Portfolio Initial Class	7.1
VIP Growth Portfolio Initial Class	6.9
VIP Contrafund Portfolio Initial Class	6.8
Fidelity Inflation-Protected Bond Index Fund Institutional Premium Class	6.0
Fidelity Long Term Treasury Bond Index Fund	5.8
VIP Government Money Market Portfolio Initial Class 2.19%	5.5
88.4

Asset Allocation (% of fund's net assets)

Period end
Domestic Equity Funds	38.6%
International Equity Funds	22.4%
Bond Funds	33.5%
Short-Term Funds	5.5%

VIP Freedom 2025 Portfolio℠

Schedule of Investments December 31, 2018

Showing Percentage of Net Assets

Domestic Equity Funds - 38.6%
	Shares	Value
VIP Contrafund Portfolio Initial Class (a)	392,128	$12,599,083
VIP Equity-Income Portfolio Initial Class (a)	648,800	13,216,056
VIP Growth & Income Portfolio Initial Class (a)	777,393	15,065,873
VIP Growth Portfolio Initial Class (a)	203,965	12,874,256
VIP Mid Cap Portfolio Initial Class (a)	121,247	3,660,458
VIP Value Portfolio Initial Class (a)	741,569	9,699,719
VIP Value Strategies Portfolio Initial Class (a)	426,181	4,734,870
TOTAL DOMESTIC EQUITY FUNDS
(Cost $63,580,270)		71,850,315

International Equity Funds - 22.4%
VIP Emerging Markets Portfolio Initial Class (a)	1,527,122	15,194,863
VIP Overseas Portfolio Initial Class (a)	1,392,892	26,646,015
TOTAL INTERNATIONAL EQUITY FUNDS
(Cost $38,869,048)		41,840,878

Bond Funds - 33.5%
Fidelity Inflation-Protected Bond Index Fund Institutional Premium Class (a)	1,186,003	11,255,169
Fidelity Long Term Treasury Bond Index Fund (a)	851,641	10,798,802
VIP High Income Portfolio Initial Class (a)	727,242	3,614,393
VIP Investment Grade Bond Portfolio Initial Class (a)	2,986,883	36,858,138
TOTAL BOND FUNDS
(Cost $64,092,655)		62,526,502

Short-Term Funds - 5.5%
VIP Government Money Market Portfolio Initial Class 2.19% (a)(b)
(Cost $10,181,722)	10,181,722	10,181,722
TOTAL INVESTMENT IN SECURITIES - 100.0%
(Cost $176,723,695)		186,399,417
NET OTHER ASSETS (LIABILITIES) - 0.0%		(35,952)
NET ASSETS - 100%		$186,363,465

Legend

 (a) Affiliated Fund

 (b) The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$18
Total	$18

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Affiliated Underlying Funds

Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds, excluding any Money Market Central Funds, is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur.

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Fidelity Inflation-Protected Bond Index Fund Institutional Class	$-	$12,281,597	$218,639	$12,140	$(2,778)	$-	$-
Fidelity Inflation-Protected Bond Index Fund Institutional Premium Class	-	627,811	1,043,993	226,933	(22,171)	(366,658)	11,255,169
Fidelity Long Term Treasury Bond Index Fund	-	1,610,404	2,291,453	57,230	126	342,409	10,798,802
Fidelity Long-Term Treasury Bond Index Fund Institutional Class	-	11,442,738	298,089	114,796	(7,333)	-	-
Fidelity Long-Term Treasury Bond Index Fund Premium Class	3,650,639	685,363	4,035,282	42,284	(314,111)	13,391	-
VIP Contrafund Portfolio Initial Class	12,529,525	5,496,016	3,495,958	1,158,466	42,383	(1,972,883)	12,599,083
VIP Emerging Markets Portfolio Initial Class	12,602,774	8,228,927	2,868,168	115,787	25,392	(2,794,062)	15,194,863
VIP Equity-Income Portfolio Initial Class	13,210,302	5,603,395	3,622,634	899,883	11,157	(1,986,164)	13,216,056
VIP Government Money Market Portfolio Initial Class 2.19%	14,325,459	4,644,703	8,788,440	208,615	-	-	10,181,722
VIP Growth & Income Portfolio Initial Class	15,154,989	6,349,343	4,218,470	904,918	71,925	(2,291,914)	15,065,873
VIP Growth Portfolio Initial Class	12,758,175	6,137,835	4,268,192	1,822,325	195,344	(1,948,906)	12,874,256
VIP High Income Portfolio Initial Class	3,385,124	1,461,275	901,105	208,541	(9,912)	(320,989)	3,614,393
VIP Investment Grade Bond Portfolio Initial Class	38,578,058	14,497,339	14,766,405	1,218,709	(274,278)	(1,176,576)	36,858,138
VIP Mid Cap Portfolio Initial Class	3,671,517	1,706,402	825,679	327,427	12,616	(904,398)	3,660,458
VIP Overseas Portfolio Initial Class	26,477,607	9,900,087	4,921,595	476,154	5,160	(4,815,244)	26,646,015
VIP Value Portfolio Initial Class	9,705,542	4,138,232	2,048,813	672,878	(15,807)	(2,079,435)	9,699,719
VIP Value Strategies Portfolio Initial Class	4,739,668	2,037,220	881,594	266,378	(13,355)	(1,147,069)	4,734,870
Total	$170,789,379	$96,848,687	$59,494,509	$8,733,464	$(295,642)	$(21,448,498)	$186,399,417

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

VIP Freedom 2025 Portfolio℠

Financial Statements

Statement of Assets and Liabilities

		December 31, 2018
Assets
Investment in securities, at value — See accompanying schedule:
Affiliated issuers (cost $176,723,695)	$186,399,417
Total Investment in Securities (cost $176,723,695)		$186,399,417
Cash		196
Receivable for investments sold		4,525,491
Receivable for fund shares sold		187,386
Total assets		191,112,490
Liabilities
Payable for investments purchased	$4,430,938
Payable for fund shares redeemed	297,030
Distribution and service plan fees payable	21,057
Total liabilities		4,749,025
Net Assets		$186,363,465
Net Assets consist of:
Paid in capital		$172,204,179
Total distributable earnings (loss)		14,159,286
Net Assets		$186,363,465
Net Asset Value and Maximum Offering Price
Initial Class:
Net Asset Value, offering price and redemption price per share ($38,096,474 ÷ 2,883,721 shares)		$13.21
Service Class:
Net Asset Value, offering price and redemption price per share ($79,033,052 ÷ 5,998,176 shares)		$13.18
Service Class 2:
Net Asset Value, offering price and redemption price per share ($69,233,939 ÷ 5,280,439 shares)		$13.11

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2018
Investment Income
Dividends:
Affiliated issuers		$2,887,718
Income from Fidelity Central Funds		18
Total income		2,887,736
Expenses
Distribution and service plan fees	$246,238
Independent trustees' fees and expenses	998
Total expenses before reductions	247,236
Expense reductions	(3)
Total expenses after reductions		247,233
Net investment income (loss)		2,640,503
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Affiliated issuers	(295,642)
Capital gain distributions from underlying funds:
Affiliated issuers	5,845,746
Total net realized gain (loss)		5,550,104
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Affiliated issuers	(21,448,498)
Total change in net unrealized appreciation (depreciation)		(21,448,498)
Net gain (loss)		(15,898,394)
Net increase (decrease) in net assets resulting from operations		$(13,257,891)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2018	Year ended December 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,640,503	$2,257,138
Net realized gain (loss)	5,550,104	4,502,309
Change in net unrealized appreciation (depreciation)	(21,448,498)	18,457,939
Net increase (decrease) in net assets resulting from operations	(13,257,891)	25,217,386
Distributions to shareholders	(6,054,958)	–
Distributions to shareholders from net investment income	–	(2,239,558)
Distributions to shareholders from net realized gain	–	(4,161,373)
Total distributions	(6,054,958)	(6,400,931)
Share transactions - net increase (decrease)	34,905,331	16,381,610
Total increase (decrease) in net assets	15,592,482	35,198,065
Net Assets
Beginning of period	170,770,983	135,572,918
End of period	$186,363,465	$170,770,983
Other Information
Undistributed net investment income end of period		$17,579

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

VIP Freedom 2025 Portfolio Initial Class

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$14.64	$12.95	$12.82	$13.16	$12.99
Income from Investment Operations
Net investment income (loss)A	.23	.22	.21	.26	.24
Net realized and unrealized gain (loss)	(1.17)	2.06	.52	(.28)	.41
Total from investment operations	(.94)	2.28	.73	(.02)	.65
Distributions from net investment income	(.21)	(.21)	(.20)	(.25)	(.22)
Distributions from net realized gain	(.28)	(.38)	(.41)	(.07)	(.26)
Total distributions	(.49)	(.59)	(.60)B	(.32)	(.48)
Net asset value, end of period	$13.21	$14.64	$12.95	$12.82	$13.16
Total ReturnC,D	(6.52)%	17.89%	6.18%	(.18)%	5.06%
Ratios to Average Net AssetsE,F
Expenses before reductionsG	-%	-%	-%	-%	-%
Expenses net of fee waivers, if any	- %G	-%	-%	-%	-%
Expenses net of all reductions	- %G	-%	-%	-%	-%
Net investment income (loss)	1.57%	1.58%	1.65%	1.91%	1.78%
Supplemental Data
Net assets, end of period (000 omitted)	$38,096	$37,773	$27,359	$25,152	$26,137
Portfolio turnover rateE	32%	29%	24%	20%	29%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.60 per share is comprised of distributions from net investment income of $.196 and distributions from net realized gain of $.405 per share.

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Amounts do not include the activity of the Underlying Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

 G Amount represents less than .005%.

See accompanying notes which are an integral part of the financial statements.

VIP Freedom 2025 Portfolio Service Class

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$14.61	$12.92	$12.79	$13.14	$12.97
Income from Investment Operations
Net investment income (loss)A	.21	.21	.20	.24	.22
Net realized and unrealized gain (loss)	(1.16)	2.06	.52	(.28)	.42
Total from investment operations	(.95)	2.27	.72	(.04)	.64
Distributions from net investment income	(.19)	(.20)	(.19)	(.23)	(.21)
Distributions from net realized gain	(.28)	(.38)	(.41)	(.07)	(.26)
Total distributions	(.48)B	(.58)	(.59)C	(.31)D	(.47)
Net asset value, end of period	$13.18	$14.61	$12.92	$12.79	$13.14
Total ReturnE,F	(6.61)%	17.84%	6.11%	(.36)%	4.98%
Ratios to Average Net AssetsG,H
Expenses before reductions	.10%	.10%	.10%	.10%	.10%
Expenses net of fee waivers, if any	.10%	.10%	.10%	.10%	.10%
Expenses net of all reductions	.10%	.10%	.10%	.10%	.10%
Net investment income (loss)	1.47%	1.48%	1.55%	1.81%	1.68%
Supplemental Data
Net assets, end of period (000 omitted)	$79,033	$69,430	$48,319	$36,677	$30,291
Portfolio turnover rateG	32%	29%	24%	20%	29%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.48 per share is comprised of distributions from net investment income of $.193 and distributions from net realized gain of $.284 per share.

 C Total distributions of $.59 per share is comprised of distributions from net investment income of $.185 and distributions from net realized gain of $.405 per share.

 D Total distributions of $.31 per share is comprised of distributions from net investment income of $.234 and distributions from net realized gain of $.072 per share.

 E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Amounts do not include the activity of the Underlying Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

See accompanying notes which are an integral part of the financial statements.

VIP Freedom 2025 Portfolio Service Class 2

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$14.54	$12.87	$12.74	$13.09	$12.92
Income from Investment Operations
Net investment income (loss)A	.19	.18	.18	.22	.20
Net realized and unrealized gain (loss)	(1.16)	2.04	.52	(.28)	.42
Total from investment operations	(.97)	2.22	.70	(.06)	.62
Distributions from net investment income	(.18)	(.18)	(.17)	(.22)	(.19)
Distributions from net realized gain	(.28)	(.38)	(.41)	(.07)	(.26)
Total distributions	(.46)	(.55)B	(.57)C	(.29)	(.45)
Net asset value, end of period	$13.11	$14.54	$12.87	$12.74	$13.09
Total ReturnD,E	(6.78)%	17.57%	5.98%	(.50)%	4.85%
Ratios to Average Net AssetsF,G
Expenses before reductions	.25%	.25%	.25%	.25%	.25%
Expenses net of fee waivers, if any	.25%	.25%	.25%	.25%	.25%
Expenses net of all reductions	.25%	.25%	.25%	.25%	.25%
Net investment income (loss)	1.32%	1.33%	1.40%	1.66%	1.53%
Supplemental Data
Net assets, end of period (000 omitted)	$69,234	$63,568	$59,895	$52,321	$49,366
Portfolio turnover rateF	32%	29%	24%	20%	29%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.55 per share is comprised of distributions from net investment income of $.175 and distributions from net realized gain of $.378 per share.

 C Total distributions of $.57 per share is comprised of distributions from net investment income of $.166 and distributions from net realized gain of $.405 per share.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Amounts do not include the activity of the Underlying Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

See accompanying notes which are an integral part of the financial statements.

VIP Freedom 2030 Portfolio℠

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Holdings as of December 31, 2018

% of fund's net assets
VIP Overseas Portfolio Initial Class	16.9
VIP Investment Grade Bond Portfolio Initial Class	15.0
VIP Growth & Income Portfolio Initial Class	9.8
VIP Emerging Markets Portfolio Initial Class	9.1
VIP Equity-Income Portfolio Initial Class	8.6
VIP Growth Portfolio Initial Class	8.4
VIP Contrafund Portfolio Initial Class	8.2
VIP Value Portfolio Initial Class	6.3
Fidelity Long Term Treasury Bond Index Fund	5.8
VIP Value Strategies Portfolio Initial Class	3.1
91.2

Asset Allocation (% of fund's net assets)

Period end
Domestic Equity Funds	46.8%
International Equity Funds	26.0%
Bond Funds	25.6%
Short-Term Funds	1.6%

VIP Freedom 2030 Portfolio℠

Schedule of Investments December 31, 2018

Showing Percentage of Net Assets

Domestic Equity Funds - 46.8%
	Shares	Value
VIP Contrafund Portfolio Initial Class (a)	824,045	$26,476,567
VIP Equity-Income Portfolio Initial Class (a)	1,363,354	27,771,525
VIP Growth & Income Portfolio Initial Class (a)	1,633,527	31,657,753
VIP Growth Portfolio Initial Class (a)	428,615	27,054,161
VIP Mid Cap Portfolio Initial Class (a)	254,763	7,691,303
VIP Value Portfolio Initial Class (a)	1,558,291	20,382,444
VIP Value Strategies Portfolio Initial Class (a)	895,487	9,948,865
TOTAL DOMESTIC EQUITY FUNDS
(Cost $127,817,545)		150,982,618

International Equity Funds - 26.0%
VIP Emerging Markets Portfolio Initial Class (a)	2,961,506	29,466,989
VIP Overseas Portfolio Initial Class (a)	2,847,584	54,474,278
TOTAL INTERNATIONAL EQUITY FUNDS
(Cost $75,689,252)		83,941,267

Bond Funds - 25.6%
Fidelity Inflation-Protected Bond Index Fund Institutional Premium Class (a)	986,970	9,366,342
Fidelity Long Term Treasury Bond Index Fund (a)	1,473,413	18,682,874
VIP High Income Portfolio Initial Class (a)	1,247,293	6,199,045
VIP Investment Grade Bond Portfolio Initial Class (a)	3,928,311	48,475,361
TOTAL BOND FUNDS
(Cost $84,801,126)		82,723,622

Short-Term Funds - 1.6%
VIP Government Money Market Portfolio Initial Class 2.19% (a)(b)
(Cost $5,112,251)	5,112,251	5,112,251
TOTAL INVESTMENT IN SECURITIES - 100.0%
(Cost $293,420,174)		322,759,758
NET OTHER ASSETS (LIABILITIES) - 0.0%		(33,904)
NET ASSETS - 100%		$322,725,854

Legend

 (a) Affiliated Fund

 (b) The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$39
Total	$39

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Affiliated Underlying Funds

Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds, excluding any Money Market Central Funds, is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur.

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Fidelity Inflation-Protected Bond Index Institutional Premium Class	$--	$950,459	$487,520	$9,757	$(9,039)	$(289,290)	$9,366,342
Fidelity Inflation-Protected Bond Index Fund Premium Class	--	9,341,410	137,973	180,163	(1,705)	--	--
Fidelity Long Term Treasury Bond Index Fund	--	1,217,842	4,240,862	99,744	(171,435)	125,148	18,682,874
Fidelity Long-Term Treasury Bond Index Fund Institutional Class	6,931,994	15,726,148	906,180	301,962	(24,994)	25,213	--
VIP Contrafund Portfolio Initial Class	29,317,748	10,021,129	8,540,522	2,726,452	148,418	(4,470,206)	26,476,567
VIP Emerging Markets Portfolio Initial Class	27,716,095	13,969,883	6,403,666	226,954	(138,479)	(5,676,844)	29,466,989
VIP Equity-Income Portfolio Initial Class	30,909,026	9,860,673	8,534,049	2,076,359	(89,579)	(4,374,546)	27,771,525
VIP Government Money Market Portfolio Initial Class 2.19%	8,479,638	2,053,003	5,420,390	107,354	--	--	5,112,251
VIP Growth & Income Portfolio Initial Class	35,453,755	11,398,325	10,209,563	2,131,801	137,655	(5,122,419)	31,657,753
VIP Growth Portfolio Initial Class	29,857,823	11,532,039	10,406,223	4,303,827	378,113	(4,307,591)	27,054,161
VIP High Income Portfolio Initial Class	6,529,336	2,292,589	2,042,848	368,138	(26,575)	(553,457)	6,199,045
VIP Investment Grade Bond Portfolio Initial Class	51,771,229	20,140,433	21,470,403	1,656,169	(521,357)	(1,444,541)	48,475,361
VIP Mid Cap Portfolio Initial Class	8,590,580	3,122,715	2,025,167	774,406	(9,649)	(1,987,176)	7,691,303
VIP Overseas Portfolio Initial Class	60,533,247	16,305,891	12,004,267	994,898	(256,073)	(10,104,520)	54,474,278
VIP Value Portfolio Initial Class	22,709,068	7,166,297	4,827,407	1,531,744	(93,583)	(4,571,931)	20,382,444
VIP Value Strategies Portfolio Initial Class	11,091,130	3,587,649	2,142,836	608,530	(57,805)	(2,529,273)	9,948,865
Total	$329,890,669	$138,686,485	$99,799,876	$18,098,258	$(736,087)	$(45,281,433)	$322,759,758

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

VIP Freedom 2030 Portfolio℠

Financial Statements

Statement of Assets and Liabilities

		December 31, 2018
Assets
Investment in securities, at value — See accompanying schedule:
Affiliated issuers (cost $293,420,174)	$322,759,758
Total Investment in Securities (cost $293,420,174)		$322,759,758
Cash		126
Receivable for investments sold		7,333,953
Receivable for fund shares sold		213,431
Distributions receivable from Fidelity Central Funds		17
Total assets		330,307,285
Liabilities
Payable for investments purchased	$6,220,030
Payable for fund shares redeemed	1,323,426
Distribution and service plan fees payable	37,975
Total liabilities		7,581,431
Net Assets		$322,725,854
Net Assets consist of:
Paid in capital		$285,037,552
Total distributable earnings (loss)		37,688,302
Net Assets		$322,725,854
Net Asset Value and Maximum Offering Price
Initial Class:
Net Asset Value, offering price and redemption price per share ($71,003,792 ÷ 5,472,095 shares)		$12.98
Service Class:
Net Asset Value, offering price and redemption price per share ($121,154,607 ÷ 9,356,096 shares)		$12.95
Service Class 2:
Net Asset Value, offering price and redemption price per share ($130,567,455 ÷ 10,116,362 shares)		$12.91

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2018
Investment Income
Dividends:
Affiliated issuers		$4,912,143
Income from Fidelity Central Funds		39
Total income		4,912,182
Expenses
Distribution and service plan fees	$485,770
Independent trustees' fees and expenses	1,877
Total expenses before reductions	487,647
Expense reductions	(6)
Total expenses after reductions		487,641
Net investment income (loss)		4,424,541
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Affiliated issuers	(736,087)
Capital gain distributions from underlying funds:
Affiliated issuers	13,186,115
Total net realized gain (loss)		12,450,028
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Affiliated issuers	(45,281,433)
Total change in net unrealized appreciation (depreciation)		(45,281,433)
Net gain (loss)		(32,831,405)
Net increase (decrease) in net assets resulting from operations		$(28,406,864)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2018	Year ended December 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$4,424,541	$3,915,464
Net realized gain (loss)	12,450,028	10,046,374
Change in net unrealized appreciation (depreciation)	(45,281,433)	41,102,303
Net increase (decrease) in net assets resulting from operations	(28,406,864)	55,064,141
Distributions to shareholders	(13,079,327)	–
Distributions to shareholders from net investment income	–	(3,887,127)
Distributions to shareholders from net realized gain	–	(10,287,699)
Total distributions	(13,079,327)	(14,174,826)
Share transactions - net increase (decrease)	34,359,326	28,000,979
Total increase (decrease) in net assets	(7,126,865)	68,890,294
Net Assets
Beginning of period	329,852,719	260,962,425
End of period	$322,725,854	$329,852,719
Other Information
Undistributed net investment income end of period		$28,337

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

VIP Freedom 2030 Portfolio Initial Class

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$14.67	$12.75	$12.68	$13.01	$12.84
Income from Investment Operations
Net investment income (loss)A	.20	.20	.18	.22	.22
Net realized and unrealized gain (loss)	(1.32)	2.41	.57	(.25)	.41
Total from investment operations	(1.12)	2.61	.75	(.03)	.63
Distributions from net investment income	(.20)	(.20)	(.19)	(.23)	(.21)
Distributions from net realized gain	(.37)	(.49)	(.49)	(.07)	(.25)
Total distributions	(.57)	(.69)	(.68)	(.30)	(.46)
Net asset value, end of period	$12.98	$14.67	$12.75	$12.68	$13.01
Total ReturnB,C	(7.78)%	20.96%	6.61%	(.24)%	4.96%
Ratios to Average Net AssetsD,E
Expenses before reductionsF	-%	-%	-%	-%	-%
Expenses net of fee waivers, if any	- %F	-%	-%	-%	-%
Expenses net of all reductions	- %F	-%	-%	-%	-%
Net investment income (loss)	1.42%	1.48%	1.42%	1.66%	1.70%
Supplemental Data
Net assets, end of period (000 omitted)	$71,004	$74,247	$57,779	$68,661	$72,243
Portfolio turnover rateE	29%	26%	25%	26%	18%

 A Calculated based on average shares outstanding during the period.

 B Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

 E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 F Amount represents less than .005%.

See accompanying notes which are an integral part of the financial statements.

VIP Freedom 2030 Portfolio Service Class

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$14.64	$12.73	$12.66	$12.99	$12.82
Income from Investment Operations
Net investment income (loss)A	.19	.19	.16	.21	.21
Net realized and unrealized gain (loss)	(1.32)	2.40	.58	(.25)	.41
Total from investment operations	(1.13)	2.59	.74	(.04)	.62
Distributions from net investment income	(.19)	(.19)	(.17)	(.22)	(.19)
Distributions from net realized gain	(.37)	(.49)	(.49)	(.07)	(.25)
Total distributions	(.56)	(.68)	(.67)B	(.29)	(.45)C
Net asset value, end of period	$12.95	$14.64	$12.73	$12.66	$12.99
Total ReturnD,E	(7.88)%	20.82%	6.52%	(.34)%	4.86%
Ratios to Average Net AssetsF,G
Expenses before reductions	.10%	.10%	.10%	.10%	.10%
Expenses net of fee waivers, if any	.10%	.10%	.10%	.10%	.10%
Expenses net of all reductions	.10%	.10%	.10%	.10%	.10%
Net investment income (loss)	1.32%	1.38%	1.32%	1.56%	1.60%
Supplemental Data
Net assets, end of period (000 omitted)	$121,155	$111,029	$70,501	$59,096	$53,484
Portfolio turnover rateG	29%	26%	25%	26%	18%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.67 per share is comprised of distributions from net investment income of $.173 and distributions from net realized gain of $.494 per share.

 C Total distributions of $.45 per share is comprised of distributions from net investment income of $.194 and distributions from net realized gain of $.254 per share.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

VIP Freedom 2030 Portfolio Service Class 2

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$14.60	$12.69	$12.62	$12.95	$12.78
Income from Investment Operations
Net investment income (loss)A	.17	.17	.14	.19	.19
Net realized and unrealized gain (loss)	(1.32)	2.40	.58	(.25)	.41
Total from investment operations	(1.15)	2.57	.72	(.06)	.60
Distributions from net investment income	(.17)	(.16)	(.15)	(.20)	(.18)
Distributions from net realized gain	(.37)	(.49)	(.49)	(.07)	(.25)
Total distributions	(.54)	(.66)B	(.65)C	(.27)	(.43)
Net asset value, end of period	$12.91	$14.60	$12.69	$12.62	$12.95
Total ReturnD,E	(8.05)%	20.69%	6.37%	(.53)%	4.74%
Ratios to Average Net AssetsF,G
Expenses before reductions	.25%	.25%	.25%	.25%	.25%
Expenses net of fee waivers, if any	.25%	.25%	.25%	.25%	.25%
Expenses net of all reductions	.25%	.25%	.25%	.25%	.25%
Net investment income (loss)	1.17%	1.23%	1.17%	1.41%	1.45%
Supplemental Data
Net assets, end of period (000 omitted)	$130,567	$144,577	$132,682	$133,978	$151,268
Portfolio turnover rateG	29%	26%	25%	26%	18%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.66 per share is comprised of distributions from net investment income of $.162 and distributions from net realized gain of $.494 per share.

 C Total distributions of $.65 per share is comprised of distributions from net investment income of $.153 and distributions from net realized gain of $.494 per share.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

VIP Freedom 2035 Portfolio℠

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Holdings as of December 31, 2018

% of fund's net assets
VIP Overseas Portfolio Initial Class	19.9
VIP Growth & Income Portfolio Initial Class	11.8
VIP Equity-Income Portfolio Initial Class	10.4
VIP Emerging Markets Portfolio Initial Class	10.2
VIP Growth Portfolio Initial Class	10.1
VIP Contrafund Portfolio Initial Class	9.9
VIP Value Portfolio Initial Class	7.6
Fidelity Long Term Treasury Bond Index Fund	5.8
VIP Value Strategies Portfolio Initial Class	3.7
VIP Mid Cap Portfolio Initial Class	2.9
92.3

Asset Allocation (% of fund's net assets)

Period end
Domestic Equity Funds	56.4%
International Equity Funds	30.1%
Bond Funds	11.9%
Short-Term Funds	1.6%

VIP Freedom 2035 Portfolio℠

Schedule of Investments December 31, 2018

Showing Percentage of Net Assets

Domestic Equity Funds - 56.4%
	Shares	Value
VIP Contrafund Portfolio Initial Class (a)	200,929	$6,455,849
VIP Equity-Income Portfolio Initial Class (a)	332,429	6,771,588
VIP Growth & Income Portfolio Initial Class (a)	398,321	7,719,464
VIP Growth Portfolio Initial Class (a)	104,510	6,596,682
VIP Mid Cap Portfolio Initial Class (a)	62,058	1,873,529
VIP Value Portfolio Initial Class (a)	379,912	4,969,245
VIP Value Strategies Portfolio Initial Class (a)	218,200	2,424,204
TOTAL DOMESTIC EQUITY FUNDS
(Cost $38,712,650)		36,810,561

International Equity Funds - 30.1%
VIP Emerging Markets Portfolio Initial Class (a)	670,250	6,668,984
VIP Overseas Portfolio Initial Class (a)	679,864	13,005,806
TOTAL INTERNATIONAL EQUITY FUNDS
(Cost $19,934,044)		19,674,790

Bond Funds - 11.9%
Fidelity Inflation-Protected Bond Index Fund Institutional Premium Class (a)	140,325	1,331,683
Fidelity Long Term Treasury Bond Index Fund (a)	297,927	3,777,714
VIP High Income Portfolio Initial Class (a)	255,610	1,270,383
VIP Investment Grade Bond Portfolio Initial Class (a)	113,841	1,404,797
TOTAL BOND FUNDS
(Cost $7,901,535)		7,784,577

Short-Term Funds - 1.6%
Fidelity Cash Central Fund, 2.42% (b)	4	4
VIP Government Money Market Portfolio Initial Class 2.19% (a)(c)	1,033,239	1,033,239
TOTAL SHORT-TERM FUNDS
(Cost $1,033,243)		1,033,243
TOTAL INVESTMENT IN SECURITIES - 100.0%
(Cost $67,581,472)		65,303,171
NET OTHER ASSETS (LIABILITIES) - 0.0%		(10,491)
NET ASSETS - 100%		$65,292,680

Legend

 (a) Affiliated Fund

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (c) The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$9
Total	$9

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Affiliated Underlying Funds

Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds, excluding any Money Market Central Funds, is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur.

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Fidelity Inflation-Protected Bond Index Fund Institutional Premium Class	$--	$92,040	$94,378	$26,741	$(897)	$(44,748)	$1,331,683
Fidelity Inflation-Protected Bond Index Fund Premium Class	--	1,520,103	137,407	1,754	(3,030)	--	--
Fidelity Long Term Treasury Bond Index Fund	--	318,708	737,722	20,007	(29,370)	38,003	3,777,714
Fidelity Long-Term Treasury Bond Index Fund Premium Class	1,177,241	3,239,049	221,362	57,901	(10,856)	4,023	--
VIP Contrafund Portfolio Initial Class	5,802,256	3,244,879	1,604,544	558,767	(18,922)	(967,820)	6,455,849
VIP Emerging Markets Portfolio Initial Class	5,212,454	3,800,779	1,054,211	50,932	(40,066)	(1,249,972)	6,668,984
VIP Equity-Income Portfolio Initial Class	6,117,469	3,333,411	1,674,912	446,282	(22,508)	(981,872)	6,771,588
VIP Government Money Market Portfolio Initial Class 2.19%	1,444,288	612,081	1,023,130	20,345	--	--	1,033,239
VIP Growth & Income Portfolio Initial Class	7,016,521	3,866,180	2,024,917	437,270	(14,017)	(1,124,303)	7,719,464
VIP Growth Portfolio Initial Class	5,909,386	3,575,780	1,995,440	874,223	(15,141)	(877,903)	6,596,682
VIP High Income Portfolio Initial Class	1,112,102	656,819	383,121	72,910	(6,449)	(108,968)	1,270,383
VIP Investment Grade Bond Portfolio Initial Class	2,265,710	1,955,783	2,744,935	55,779	(48,812)	(22,949)	1,404,797
VIP Mid Cap Portfolio Initial Class	1,700,145	1,020,985	384,678	157,880	(12,357)	(450,566)	1,873,529
VIP Overseas Portfolio Initial Class	11,820,636	5,955,867	2,332,214	237,619	(88,282)	(2,350,201)	13,005,806
VIP Value Portfolio Initial Class	4,494,560	2,491,264	926,009	339,028	(24,635)	(1,065,935)	4,969,245
VIP Value Strategies Portfolio Initial Class	2,195,286	1,225,272	394,345	133,482	(12,850)	(589,159)	2,424,204
Total	$56,268,054	$36,909,000	$17,733,325	$3,490,920	$(348,192)	$(9,792,370)	$65,303,167

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

VIP Freedom 2035 Portfolio℠

Financial Statements

Statement of Assets and Liabilities

		December 31, 2018
Assets
Investment in securities, at value — See accompanying schedule:
Fidelity Central Funds (cost $4)	$4
Other affiliated issuers (cost $67,581,468)	65,303,167
Total Investment in Securities (cost $67,581,472)		$65,303,171
Cash		4
Receivable for investments sold		901,703
Receivable for fund shares sold		163,535
Total assets		66,368,413
Liabilities
Payable for investments purchased	$1,000,852
Payable for fund shares redeemed	64,382
Distribution and service plan fees payable	10,499
Total liabilities		1,075,733
Net Assets		$65,292,680
Net Assets consist of:
Paid in capital		$65,772,228
Total distributable earnings (loss)		(479,548)
Net Assets		$65,292,680
Net Asset Value and Maximum Offering Price
Initial Class:
Net Asset Value, offering price and redemption price per share ($7,977,249 ÷ 397,378 shares)		$20.07
Service Class:
Net Asset Value, offering price and redemption price per share ($12,302,536 ÷ 613,964 shares)		$20.04
Service Class 2:
Net Asset Value, offering price and redemption price per share ($45,012,895 ÷ 2,257,534 shares)		$19.94

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2018
Investment Income
Dividends:
Affiliated issuers		$852,859
Income from Fidelity Central Funds		9
Total income		852,868
Expenses
Distribution and service plan fees	$126,231
Independent trustees' fees and expenses	345
Total expenses before reductions	126,576
Expense reductions	(1)
Total expenses after reductions		126,575
Net investment income (loss)		726,293
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Affiliated issuers	(348,192)
Capital gain distributions from underlying funds:
Affiliated issuers	2,638,061
Total net realized gain (loss)		2,289,869
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Affiliated issuers	(9,792,370)
Total change in net unrealized appreciation (depreciation)		(9,792,370)
Net gain (loss)		(7,502,501)
Net increase (decrease) in net assets resulting from operations		$(6,776,208)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2018	Year ended December 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$726,293	$546,226
Net realized gain (loss)	2,289,869	1,505,660
Change in net unrealized appreciation (depreciation)	(9,792,370)	7,128,449
Net increase (decrease) in net assets resulting from operations	(6,776,208)	9,180,335
Distributions to shareholders	(1,917,705)	–
Distributions to shareholders from net investment income	–	(542,643)
Distributions to shareholders from net realized gain	–	(1,421,671)
Total distributions	(1,917,705)	(1,964,314)
Share transactions - net increase (decrease)	17,727,522	12,393,101
Total increase (decrease) in net assets	9,033,609	19,609,122
Net Assets
Beginning of period	56,259,071	36,649,949
End of period	$65,292,680	$56,259,071

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

VIP Freedom 2035 Portfolio Initial Class

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$22.88	$19.39	$19.05	$19.52	$19.16
Income from Investment Operations
Net investment income (loss)A	.29	.30	.31	.39	.39
Net realized and unrealized gain (loss)	(2.39)	4.14	.88	(.44)	.55
Total from investment operations	(2.10)	4.44	1.19	(.05)	.94
Distributions from net investment income	(.26)	(.27)	(.26)	(.32)	(.29)
Distributions from net realized gain	(.45)	(.69)	(.60)	(.10)	(.29)
Total distributions	(.71)	(.95)B	(.85)C	(.42)	(.58)
Net asset value, end of period	$20.07	$22.88	$19.39	$19.05	$19.52
Total ReturnD,E	(9.30)%	23.35%	6.87%	(.31)%	4.93%
Ratios to Average Net AssetsF,G
Expenses before reductionsH	-%	-%	-%	-%	-%
Expenses net of fee waivers, if any	- %H	-%	-%	-%	-%
Expenses net of all reductions	- %H	-%	-%	-%	-%
Net investment income (loss)	1.30%	1.42%	1.65%	1.98%	2.02%
Supplemental Data
Net assets, end of period (000 omitted)	$7,977	$6,197	$3,522	$1,545	$539
Portfolio turnover rateG	27%	25%	18%	22%	26%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.95 per share is comprised of distributions from net investment income of $.266 and distributions from net realized gain of $.685 per share.

 C Total distributions of $.85 per share is comprised of distributions from net investment income of $.255 and distributions from net realized gain of $.599 per share.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H Amount represents less than .005%.

See accompanying notes which are an integral part of the financial statements.

VIP Freedom 2035 Portfolio Service Class

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$22.84	$19.36	$19.04	$19.51	$19.15
Income from Investment Operations
Net investment income (loss)A	.27	.28	.29	.37	.38
Net realized and unrealized gain (loss)	(2.38)	4.13	.87	(.44)	.55
Total from investment operations	(2.11)	4.41	1.16	(.07)	.93
Distributions from net investment income	(.25)	(.25)	(.24)	(.30)	(.28)
Distributions from net realized gain	(.45)	(.69)	(.60)	(.10)	(.29)
Total distributions	(.69)B	(.93)C	(.84)	(.40)	(.57)
Net asset value, end of period	$20.04	$22.84	$19.36	$19.04	$19.51
Total ReturnD,E	(9.36)%	23.24%	6.70%	(.40)%	4.87%
Ratios to Average Net AssetsF,G
Expenses before reductions	.10%	.10%	.10%	.10%	.10%
Expenses net of fee waivers, if any	.10%	.10%	.10%	.10%	.10%
Expenses net of all reductions	.10%	.10%	.10%	.10%	.10%
Net investment income (loss)	1.20%	1.32%	1.55%	1.88%	1.92%
Supplemental Data
Net assets, end of period (000 omitted)	$12,303	$8,385	$4,661	$2,010	$1,639
Portfolio turnover rateG	27%	25%	18%	22%	26%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.69 per share is comprised of distributions from net investment income of $.245 and distributions from net realized gain of $.447 per share.

 C Total distributions of $.93 per share is comprised of distributions from net investment income of $.248 and distributions from net realized gain of $.685 per share.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

VIP Freedom 2035 Portfolio Service Class 2

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$22.73	$19.27	$18.96	$19.43	$19.09
Income from Investment Operations
Net investment income (loss)A	.24	.25	.26	.34	.34
Net realized and unrealized gain (loss)	(2.37)	4.11	.86	(.43)	.54
Total from investment operations	(2.13)	4.36	1.12	(.09)	.88
Distributions from net investment income	(.22)	(.22)	(.22)	(.28)	(.26)
Distributions from net realized gain	(.45)	(.69)	(.60)	(.10)	(.29)
Total distributions	(.66)B	(.90)C	(.81)D	(.38)	(.54)E
Net asset value, end of period	$19.94	$22.73	$19.27	$18.96	$19.43
Total ReturnF,G	(9.50)%	23.07%	6.52%	(.51)%	4.65%
Ratios to Average Net AssetsH,I
Expenses before reductions	.25%	.25%	.25%	.25%	.25%
Expenses net of fee waivers, if any	.25%	.25%	.25%	.25%	.25%
Expenses net of all reductions	.25%	.25%	.25%	.25%	.25%
Net investment income (loss)	1.05%	1.17%	1.40%	1.73%	1.77%
Supplemental Data
Net assets, end of period (000 omitted)	$45,013	$41,677	$28,467	$20,005	$13,035
Portfolio turnover rateI	27%	25%	18%	22%	26%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.66 per share is comprised of distributions from net investment income of $.215 and distributions from net realized gain of $.447 per share.

 C Total distributions of $.90 per share is comprised of distributions from net investment income of $.217 and distributions from net realized gain of $.685 per share.

 D Total distributions of $.81 per share is comprised of distributions from net investment income of $.215 and distributions from net realized gain of $.599 per share.

 E Total distributions of $.54 per share is comprised of distributions from net investment income of $.257 and distributions from net realized gain of $.287 per share.

 F Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

VIP Freedom 2040 Portfolio℠

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Holdings as of December 31, 2018

% of fund's net assets
VIP Overseas Portfolio Initial Class	20.9
VIP Growth & Income Portfolio Initial Class	12.6
VIP Equity-Income Portfolio Initial Class	11.0
VIP Emerging Markets Portfolio Initial Class	10.8
VIP Growth Portfolio Initial Class	10.7
VIP Contrafund Portfolio Initial Class	10.5
VIP Value Portfolio Initial Class	8.1
Fidelity Long Term Treasury Bond Index Fund	4.4
VIP Value Strategies Portfolio Initial Class	3.9
VIP Mid Cap Portfolio Initial Class	3.0
95.9

Asset Allocation (% of fund's net assets)

Period end
Domestic Equity Funds	59.8%
International Equity Funds	31.7%
Bond Funds	7.7%
Short-Term Funds	0.8%

VIP Freedom 2040 Portfolio℠

Schedule of Investments December 31, 2018

Showing Percentage of Net Assets

Domestic Equity Funds - 59.8%
	Shares	Value
VIP Contrafund Portfolio Initial Class (a)	272,503	$8,755,524
VIP Equity-Income Portfolio Initial Class (a)	450,840	9,183,603
VIP Growth & Income Portfolio Initial Class (a)	540,209	10,469,252
VIP Growth Portfolio Initial Class (a)	141,738	8,946,473
VIP Mid Cap Portfolio Initial Class (a)	84,113	2,539,360
VIP Value Portfolio Initial Class (a)	515,194	6,738,731
VIP Value Strategies Portfolio Initial Class (a)	295,802	3,286,361
TOTAL DOMESTIC EQUITY FUNDS
(Cost $50,716,300)		49,919,304

International Equity Funds - 31.7%
VIP Emerging Markets Portfolio Initial Class (a)	903,665	8,991,467
VIP Overseas Portfolio Initial Class (a)	914,532	17,494,999
TOTAL INTERNATIONAL EQUITY FUNDS
(Cost $25,982,055)		26,486,466

Bond Funds - 7.7%
Fidelity Inflation-Protected Bond Index Fund Institutional Premium Class (a)	89,246	846,949
Fidelity Long Term Treasury Bond Index Fund (a)	287,295	3,642,903
VIP High Income Portfolio Initial Class (a)	302,058	1,501,228
VIP Investment Grade Bond Portfolio Initial Class (a)	33,650	415,244
TOTAL BOND FUNDS
(Cost $6,504,494)		6,406,324

Short-Term Funds - 0.8%
Fidelity Cash Central Fund, 2.42% (b)	2,076	2,077
VIP Government Money Market Portfolio Initial Class 2.19% (a)(c)	664,513	664,513
TOTAL SHORT-TERM FUNDS
(Cost $666,589)		666,590
TOTAL INVESTMENT IN SECURITIES - 100.0%
(Cost $83,869,438)		83,478,684
NET OTHER ASSETS (LIABILITIES) - 0.0%		(7,289)
NET ASSETS - 100%		$83,471,395

Legend

 (a) Affiliated Fund

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (c) The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$15
Total	$15

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Affiliated Underlying Funds

Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds, excluding any Money Market Central Funds, is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur.

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Fidelity Inflation-Protected Bond Index Fund Institutional Premium Class	$--	$59,034	$185,613	$17,607	$(4,530)	$(25,641)	$846,949
Fidelity Inflation-Protected Bond Index Fund Premium Class	--	1,853,579	849,400	1,159	(480)	--	--
Fidelity Long Term Treasury Bond Index Fund	--	222,752	1,081,624	18,955	(67,303)	50,004	3,642,903
Fidelity Long-Term Treasury Bond Index Fund Premium Class	1,649,863	3,500,253	596,234	66,415	(39,970)	5,162	--
VIP Contrafund Portfolio Initial Class	8,268,140	4,725,476	2,860,862	777,059	(69,720)	(1,307,510)	8,755,524
VIP Emerging Markets Portfolio Initial Class	7,375,970	5,967,214	2,645,508	68,956	(189,228)	(1,516,981)	8,991,467
VIP Equity-Income Portfolio Initial Class	8,717,213	5,028,715	3,175,240	616,535	(40,067)	(1,347,018)	9,183,603
VIP Government Money Market Portfolio Initial Class 2.19%	2,012,872	926,952	2,275,311	22,810	--	--	664,513
VIP Growth & Income Portfolio Initial Class	9,998,142	5,741,515	3,697,170	607,852	(2,576)	(1,570,659)	10,469,252
VIP Growth Portfolio Initial Class	8,420,941	5,230,644	3,451,463	1,217,341	(30,215)	(1,223,434)	8,946,473
VIP High Income Portfolio Initial Class	1,549,948	957,477	868,372	87,997	(12,554)	(125,271)	1,501,228
VIP Investment Grade Bond Portfolio Initial Class	1,685,150	1,136,049	2,354,009	26,880	(38,897)	(13,049)	415,244
VIP Mid Cap Portfolio Initial Class	2,422,433	1,532,276	784,256	219,585	(29,343)	(601,750)	2,539,360
VIP Overseas Portfolio Initial Class	16,805,546	9,342,095	5,372,908	320,909	(240,900)	(3,038,834)	17,494,999
VIP Value Portfolio Initial Class	6,405,011	3,741,631	1,915,491	466,637	(67,454)	(1,424,966)	6,738,731
VIP Value Strategies Portfolio Initial Class	3,128,405	1,931,814	949,550	183,955	(66,367)	(757,941)	3,286,361
Total	$78,439,634	$51,897,476	$33,063,011	$4,720,652	$(899,604)	$(12,897,888)	$83,476,607

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

VIP Freedom 2040 Portfolio℠

Financial Statements

Statement of Assets and Liabilities

		December 31, 2018
Assets
Investment in securities, at value — See accompanying schedule:
Fidelity Central Funds (cost $2,077)	$2,077
Other affiliated issuers (cost $83,867,361)	83,476,607
Total Investment in Securities (cost $83,869,438)		$83,478,684
Receivable for investments sold		1,398,379
Receivable for fund shares sold		196,482
Distributions receivable from Fidelity Central Funds		12
Total assets		85,073,557
Liabilities
Payable for investments purchased	$913,858
Payable for fund shares redeemed	681,008
Distribution and service plan fees payable	7,296
Total liabilities		1,602,162
Net Assets		$83,471,395
Net Assets consist of:
Paid in capital		$81,970,020
Total distributable earnings (loss)		1,501,375
Net Assets		$83,471,395
Net Asset Value and Maximum Offering Price
Initial Class:
Net Asset Value, offering price and redemption price per share ($19,652,156 ÷ 1,037,596 shares)		$18.94
Service Class:
Net Asset Value, offering price and redemption price per share ($48,428,565 ÷ 2,561,467 shares)		$18.91
Service Class 2:
Net Asset Value, offering price and redemption price per share ($15,390,674 ÷ 816,767 shares)		$18.84

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2018
Investment Income
Dividends:
Affiliated issuers		$1,083,469
Income from Fidelity Central Funds		15
Total income		1,083,484
Expenses
Distribution and service plan fees	$91,153
Independent trustees' fees and expenses	458
Total expenses before reductions	91,611
Expense reductions	(2)
Total expenses after reductions		91,609
Net investment income (loss)		991,875
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Affiliated issuers	(897,532)
Capital gain distributions from underlying funds:
Affiliated issuers	3,637,183
Total net realized gain (loss)		2,739,651
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Affiliated issuers	(12,897,888)
Total change in net unrealized appreciation (depreciation)		(12,897,888)
Net gain (loss)		(10,158,237)
Net increase (decrease) in net assets resulting from operations		$(9,166,362)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2018	Year ended December 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$991,875	$808,261
Net realized gain (loss)	2,739,651	2,237,051
Change in net unrealized appreciation (depreciation)	(12,897,888)	10,038,009
Net increase (decrease) in net assets resulting from operations	(9,166,362)	13,083,321
Distributions to shareholders	(2,691,387)	–
Distributions to shareholders from net investment income	–	(803,474)
Distributions to shareholders from net realized gain	–	(1,932,423)
Total distributions	(2,691,387)	(2,735,897)
Share transactions - net increase (decrease)	16,896,290	18,498,572
Total increase (decrease) in net assets	5,038,541	28,845,996
Net Assets
Beginning of period	78,432,854	49,586,858
End of period	$83,471,395	$78,432,854

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

VIP Freedom 2040 Portfolio Initial Class

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$21.76	$18.39	$18.19	$18.66	$18.35
Income from Investment Operations
Net investment income (loss)A	.27	.28	.23	.34	.34
Net realized and unrealized gain (loss)	(2.39)	3.98	.88	(.38)	.56
Total from investment operations	(2.12)	4.26	1.11	(.04)	.90
Distributions from net investment income	(.25)	(.25)	(.24)	(.31)	(.28)
Distributions from net realized gain	(.45)	(.64)	(.67)	(.12)	(.31)
Total distributions	(.70)	(.89)	(.91)	(.43)	(.59)
Net asset value, end of period	$18.94	$21.76	$18.39	$18.19	$18.66
Total ReturnB,C	(9.88)%	23.60%	6.83%	(.26)%	4.91%
Ratios to Average Net AssetsD,E
Expenses before reductionsF	-%	-%	-%	-%	-%
Expenses net of fee waivers, if any	- %F	-%	-%	-%	-%
Expenses net of all reductions	- %F	-%	-%	-%	-%
Net investment income (loss)	1.26%	1.39%	1.29%	1.80%	1.82%
Supplemental Data
Net assets, end of period (000 omitted)	$19,652	$16,561	$11,515	$15,388	$15,234
Portfolio turnover rateE	39%	26%	36%	23%	19%

 A Calculated based on average shares outstanding during the period.

 B Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

 E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 F Amount represents less than .005%.

See accompanying notes which are an integral part of the financial statements.

VIP Freedom 2040 Portfolio Service Class

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$21.72	$18.37	$18.17	$18.64	$18.33
Income from Investment Operations
Net investment income (loss)A	.25	.26	.21	.32	.32
Net realized and unrealized gain (loss)	(2.38)	3.96	.89	(.38)	.56
Total from investment operations	(2.13)	4.22	1.10	(.06)	.88
Distributions from net investment income	(.23)	(.23)	(.23)	(.29)	(.27)
Distributions from net realized gain	(.45)	(.64)	(.67)	(.12)	(.31)
Total distributions	(.68)	(.87)	(.90)	(.41)	(.57)B
Net asset value, end of period	$18.91	$21.72	$18.37	$18.17	$18.64
Total ReturnC,D	(9.94)%	23.42%	6.75%	(.35)%	4.83%
Ratios to Average Net AssetsE,F
Expenses before reductions	.10%	.10%	.10%	.10%	.10%
Expenses net of fee waivers, if any	.10%	.10%	.10%	.10%	.10%
Expenses net of all reductions	.10%	.10%	.10%	.10%	.10%
Net investment income (loss)	1.16%	1.29%	1.19%	1.70%	1.72%
Supplemental Data
Net assets, end of period (000 omitted)	$48,429	$45,492	$22,986	$18,401	$12,905
Portfolio turnover rateF	39%	26%	36%	23%	19%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.57 per share is comprised of distributions from net investment income of $.266 and distributions from net realized gain of $.305 per share.

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

VIP Freedom 2040 Portfolio Service Class 2

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$21.65	$18.30	$18.12	$18.59	$18.29
Income from Investment Operations
Net investment income (loss)A	.22	.23	.18	.29	.29
Net realized and unrealized gain (loss)	(2.38)	3.95	.87	(.38)	.56
Total from investment operations	(2.16)	4.18	1.05	(.09)	.85
Distributions from net investment income	(.20)	(.19)	(.20)	(.27)	(.25)
Distributions from net realized gain	(.45)	(.64)	(.67)	(.12)	(.31)
Total distributions	(.65)	(.83)	(.87)	(.38)B	(.55)C
Net asset value, end of period	$18.84	$21.65	$18.30	$18.12	$18.59
Total ReturnD,E	(10.12)%	23.30%	6.53%	(.49)%	4.70%
Ratios to Average Net AssetsF,G
Expenses before reductions	.25%	.25%	.25%	.25%	.25%
Expenses net of fee waivers, if any	.25%	.25%	.25%	.25%	.25%
Expenses net of all reductions	.25%	.25%	.25%	.25%	.25%
Net investment income (loss)	1.01%	1.14%	1.04%	1.55%	1.57%
Supplemental Data
Net assets, end of period (000 omitted)	$15,391	$16,380	$15,086	$12,468	$8,341
Portfolio turnover rateG	39%	26%	36%	23%	19%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.38 per share is comprised of distributions from net investment income of $.268 and distributions from net realized gain of $.116 per share.

 C Total distributions of $.55 per share is comprised of distributions from net investment income of $.249 and distributions from net realized gain of $.305 per share.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

VIP Freedom 2045 Portfolio℠

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Holdings as of December 31, 2018

% of fund's net assets
VIP Overseas Portfolio Initial Class	20.9
VIP Growth & Income Portfolio Initial Class	12.6
VIP Equity-Income Portfolio Initial Class	11.0
VIP Emerging Markets Portfolio Initial Class	10.8
VIP Growth Portfolio Initial Class	10.7
VIP Contrafund Portfolio Initial Class	10.5
VIP Value Portfolio Initial Class	8.1
Fidelity Long Term Treasury Bond Index Fund	4.4
VIP Value Strategies Portfolio Initial Class	3.9
VIP Mid Cap Portfolio Initial Class	3.0
95.9

Asset Allocation (% of fund's net assets)

Period end
Domestic Equity Funds	59.8%
International Equity Funds	31.7%
Bond Funds	7.7%
Short-Term Funds	0.8%

VIP Freedom 2045 Portfolio℠

Schedule of Investments December 31, 2018

Showing Percentage of Net Assets

Domestic Equity Funds - 59.8%
	Shares	Value
VIP Contrafund Portfolio Initial Class (a)	113,558	$3,648,605
VIP Equity-Income Portfolio Initial Class (a)	187,877	3,827,063
VIP Growth & Income Portfolio Initial Class (a)	225,122	4,362,874
VIP Growth Portfolio Initial Class (a)	59,065	3,728,207
VIP Mid Cap Portfolio Initial Class (a)	35,053	1,058,265
VIP Value Portfolio Initial Class (a)	214,697	2,808,230
VIP Value Strategies Portfolio Initial Class (a)	123,271	1,369,542
TOTAL DOMESTIC EQUITY FUNDS
(Cost $21,979,178)		20,802,786

International Equity Funds - 31.7%
VIP Emerging Markets Portfolio Initial Class (a)	376,446	3,745,635
VIP Overseas Portfolio Initial Class (a)	381,168	7,291,740
TOTAL INTERNATIONAL EQUITY FUNDS
(Cost $11,199,804)		11,037,375

Bond Funds - 7.7%
Fidelity Inflation-Protected Bond Index Fund Institutional Premium Class (a)	37,187	352,900
Fidelity Long Term Treasury Bond Index Fund (a)	119,728	1,518,153
VIP High Income Portfolio Initial Class (a)	125,816	625,306
VIP Investment Grade Bond Portfolio Initial Class (a)	14,023	173,048
TOTAL BOND FUNDS
(Cost $2,710,468)		2,669,407

Short-Term Funds - 0.8%
VIP Government Money Market Portfolio Initial Class 2.19% (a)(b)
(Cost $276,899)	276,899	276,899
TOTAL INVESTMENT IN SECURITIES - 100.0%
(Cost $36,166,349)		34,786,467
NET OTHER ASSETS (LIABILITIES) - 0.0%		(5,344)
NET ASSETS - 100%		$34,781,123

Legend

 (a) Affiliated Fund

 (b) The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Underlying Funds

Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds, excluding any Money Market Central Funds, is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur.

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Fidelity Inflation-Protected Bond Index Fund Institutional Premium Class	$--	$31,478	$69,960	$7,304	$(1,628)	$(10,563)	$352,900
Fidelity Inflation-Protected Bond Index Fund Premium Class	--	800,332	396,397	488	(362)	--	--
Fidelity Long Term Treasury Bond Index Fund	--	121,452	417,036	7,844	(15,373)	16,094	1,518,153
Fidelity Long-Term Treasury Bond Index Fund Premium Class	627,220	1,549,932	344,733	27,998	(21,620)	2,217	--
VIP Contrafund Portfolio Initial Class	3,248,457	2,311,659	1,357,569	329,845	(27,896)	(526,046)	3,648,605
VIP Emerging Markets Portfolio Initial Class	2,898,390	2,774,742	1,205,027	28,575	(88,098)	(634,372)	3,745,635
VIP Equity-Income Portfolio Initial Class	3,424,784	2,396,282	1,425,442	259,729	(25,624)	(542,937)	3,827,063
VIP Government Money Market Portfolio Initial Class 2.19%	790,864	443,555	957,520	9,663	--	--	276,899
VIP Growth & Income Portfolio Initial Class	3,928,070	2,666,963	1,591,888	257,899	(4,189)	(636,082)	4,362,874
VIP Growth Portfolio Initial Class	3,308,459	2,540,831	1,615,677	517,439	(26,960)	(478,446)	3,728,207
VIP High Income Portfolio Initial Class	608,966	440,261	367,694	36,568	(6,125)	(50,102)	625,306
VIP Investment Grade Bond Portfolio Initial Class	682,629	504,537	992,664	11,300	(16,357)	(5,097)	173,048
VIP Mid Cap Portfolio Initial Class	951,854	729,979	364,419	93,216	(13,008)	(246,141)	1,058,265
VIP Overseas Portfolio Initial Class	6,602,357	4,472,215	2,442,639	132,795	(96,807)	(1,243,386)	7,291,740
VIP Value Portfolio Initial Class	2,516,540	1,826,160	926,437	195,737	(22,941)	(585,092)	2,808,230
VIP Value Strategies Portfolio Initial Class	1,229,177	931,191	455,443	77,274	(33,492)	(301,891)	1,369,542
Total	$30,817,767	$24,541,569	$14,930,545	$1,993,674	$(400,480)	$(5,241,844)	$34,786,467

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

VIP Freedom 2045 Portfolio℠

Financial Statements

Statement of Assets and Liabilities

		December 31, 2018
Assets
Investment in securities, at value — See accompanying schedule:
Affiliated issuers (cost $36,166,349)	$34,786,467
Total Investment in Securities (cost $36,166,349)		$34,786,467
Cash		900
Receivable for investments sold		438,277
Receivable for fund shares sold		81,624
Total assets		35,307,268
Liabilities
Payable for investments purchased	$508,426
Payable for fund shares redeemed	11,478
Distribution and service plan fees payable	6,241
Total liabilities		526,145
Net Assets		$34,781,123
Net Assets consist of:
Paid in capital		$35,279,891
Total distributable earnings (loss)		(498,768)
Net Assets		$34,781,123
Net Asset Value and Maximum Offering Price
Initial Class:
Net Asset Value, offering price and redemption price per share ($2,582,972 ÷ 136,561 shares)		$18.91
Service Class:
Net Asset Value, offering price and redemption price per share ($3,900,092 ÷ 206,544 shares)		$18.88
Service Class 2:
Net Asset Value, offering price and redemption price per share ($28,298,059 ÷ 1,504,835 shares)		$18.80

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2018
Investment Income
Dividends:
Affiliated issuers		$450,305
Expenses
Distribution and service plan fees	$80,090
Independent trustees' fees and expenses	189
Total expenses		80,279
Net investment income (loss)		370,026
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Affiliated issuers	(399,581)
Capital gain distributions from underlying funds:
Affiliated issuers	1,543,369
Total net realized gain (loss)		1,143,788
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Affiliated issuers	(5,241,844)
Total change in net unrealized appreciation (depreciation)		(5,241,844)
Net gain (loss)		(4,098,056)
Net increase (decrease) in net assets resulting from operations		$(3,728,030)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2018	Year ended December 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$370,026	$283,321
Net realized gain (loss)	1,143,788	781,248
Change in net unrealized appreciation (depreciation)	(5,241,844)	3,645,899
Net increase (decrease) in net assets resulting from operations	(3,728,030)	4,710,468
Distributions to shareholders	(958,451)	–
Distributions to shareholders from net investment income	–	(281,848)
Distributions to shareholders from net realized gain	–	(750,257)
Total distributions	(958,451)	(1,032,105)
Share transactions - net increase (decrease)	8,655,380	9,278,407
Total increase (decrease) in net assets	3,968,899	12,956,770
Net Assets
Beginning of period	30,812,224	17,855,454
End of period	$34,781,123	$30,812,224

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

VIP Freedom 2045 Portfolio Initial Class

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$21.64	$18.31	$18.03	$18.50	$18.18
Income from Investment Operations
Net investment income (loss)A	.27	.30	.28	.38	.40
Net realized and unrealized gain (loss)	(2.39)	3.93	.83	(.42)	.50
Total from investment operations	(2.12)	4.23	1.11	(.04)	.90
Distributions from net investment income	(.25)	(.24)	(.24)	(.33)	(.28)
Distributions from net realized gain	(.37)	(.66)	(.59)	(.10)	(.30)
Total distributions	(.61)B	(.90)	(.83)	(.43)	(.58)
Net asset value, end of period	$18.91	$21.64	$18.31	$18.03	$18.50
Total ReturnC,D	(9.89)%	23.59%	6.80%	(.26)%	4.95%
Ratios to Average Net AssetsE,F
Expenses before reductionsG	-%	-%	-%	-%	-%
Expenses net of fee waivers, if any	- %G	-%	-%	-%	-%
Expenses net of all reductions	- %G	-%	-%	-%	-%
Net investment income (loss)	1.25%	1.46%	1.57%	2.01%	2.14%
Supplemental Data
Net assets, end of period (000 omitted)	$2,583	$1,491	$789	$542	$342
Portfolio turnover rateF	42%	23%	19%	26%	19%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.61 per share is comprised of distributions from net investment income of $.246 and distributions from net realized gain of $.366 per share.

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

 F Amounts do not include the activity of the Underlying Funds.

 G Amount represents less than .005%.

See accompanying notes which are an integral part of the financial statements.

VIP Freedom 2045 Portfolio Service Class

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$21.61	$18.30	$18.02	$18.49	$18.18
Income from Investment Operations
Net investment income (loss)A	.24	.28	.26	.36	.38
Net realized and unrealized gain (loss)	(2.37)	3.92	.84	(.42)	.49
Total from investment operations	(2.13)	4.20	1.10	(.06)	.87
Distributions from net investment income	(.23)	(.23)	(.23)	(.31)	(.27)
Distributions from net realized gain	(.37)	(.66)	(.59)	(.10)	(.30)
Total distributions	(.60)	(.89)	(.82)	(.41)	(.56)B
Net asset value, end of period	$18.88	$21.61	$18.30	$18.02	$18.49
Total ReturnC,D	(9.97)%	23.42%	6.73%	(.37)%	4.83%
Ratios to Average Net AssetsE,F
Expenses before reductions	.10%	.10%	.10%	.10%	.10%
Expenses net of fee waivers, if any	.10%	.10%	.10%	.10%	.10%
Expenses net of all reductions	.10%	.10%	.10%	.10%	.10%
Net investment income (loss)	1.15%	1.36%	1.47%	1.91%	2.04%
Supplemental Data
Net assets, end of period (000 omitted)	$3,900	$1,923	$396	$343	$364
Portfolio turnover rateF	42%	23%	19%	26%	19%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.56 per share is comprised of distributions from net investment income of $.266 and distributions from net realized gain of $.298 per share.

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

 F Amounts do not include the activity of the Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

VIP Freedom 2045 Portfolio Service Class 2

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$21.52	$18.22	$17.95	$18.43	$18.13
Income from Investment Operations
Net investment income (loss)A	.21	.24	.23	.33	.35
Net realized and unrealized gain (loss)	(2.37)	3.92	.84	(.42)	.49
Total from investment operations	(2.16)	4.16	1.07	(.09)	.84
Distributions from net investment income	(.20)	(.20)	(.20)	(.29)	(.25)
Distributions from net realized gain	(.37)	(.66)	(.59)	(.10)	(.30)
Total distributions	(.56)B	(.86)	(.80)C	(.39)	(.54)D
Net asset value, end of period	$18.80	$21.52	$18.22	$17.95	$18.43
Total ReturnE,F	(10.13)%	23.30%	6.56%	(.53)%	4.68%
Ratios to Average Net AssetsG,H
Expenses before reductions	.25%	.25%	.25%	.25%	.25%
Expenses net of fee waivers, if any	.25%	.25%	.25%	.25%	.25%
Expenses net of all reductions	.25%	.25%	.25%	.25%	.25%
Net investment income (loss)	1.00%	1.21%	1.32%	1.76%	1.89%
Supplemental Data
Net assets, end of period (000 omitted)	$28,298	$27,399	$16,671	$11,398	$7,363
Portfolio turnover rateH	42%	23%	19%	26%	19%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.56 per share is comprised of distributions from net investment income of $.198 and distributions from net realized gain of $.366 per share.

 C Total distributions of $.80 per share is comprised of distributions from net investment income of $.202 and distributions from net realized gain of $.594 per share.

 D Total distributions of $.54 per share is comprised of distributions from net investment income of $.245 and distributions from net realized gain of $.298 per share.

 E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

 H Amounts do not include the activity of the Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

VIP Freedom 2050 Portfolio℠

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Holdings as of December 31, 2018

% of fund's net assets
VIP Overseas Portfolio Initial Class	21.0
VIP Growth & Income Portfolio Initial Class	12.6
VIP Equity-Income Portfolio Initial Class	11.0
VIP Emerging Markets Portfolio Initial Class	10.7
VIP Growth Portfolio Initial Class	10.7
VIP Contrafund Portfolio Initial Class	10.5
VIP Value Portfolio Initial Class	8.1
Fidelity Long Term Treasury Bond Index Fund	4.4
VIP Value Strategies Portfolio Initial Class	3.9
VIP Mid Cap Portfolio Initial Class	3.0
95.9

Asset Allocation (% of fund's net assets)

Period end
Domestic Equity Funds	59.8%
International Equity Funds	31.7%
Bond Funds	7.7%
Short-Term Funds	0.8%

VIP Freedom 2050 Portfolio℠

Schedule of Investments December 31, 2018

Showing Percentage of Net Assets

Domestic Equity Funds - 59.8%
	Shares	Value
VIP Contrafund Portfolio Initial Class (a)	89,861	$2,887,236
VIP Equity-Income Portfolio Initial Class (a)	148,670	3,028,406
VIP Growth & Income Portfolio Initial Class (a)	178,138	3,452,313
VIP Growth Portfolio Initial Class (a)	46,740	2,950,203
VIP Mid Cap Portfolio Initial Class (a)	27,750	837,767
VIP Value Portfolio Initial Class(a)	169,902	2,222,322
VIP Value Strategies Portfolio Initial Class (a)	97,574	1,084,047
TOTAL DOMESTIC EQUITY FUNDS
(Cost $16,882,838)		16,462,294

International Equity Funds - 31.7%
VIP Emerging Markets Portfolio Initial Class (a)	297,845	2,963,555
VIP Overseas Portfolio Initial Class (a)	301,704	5,771,597
TOTAL INTERNATIONAL EQUITY FUNDS
(Cost $8,599,101)		8,735,152

Bond Funds - 7.7%
Fidelity Inflation-Protected Bond Index Fund Institutional Premium Class (a)	29,421	279,207
Fidelity Long Term Treasury Bond Index Fund (a)	94,939	1,203,830
VIP High Income Portfolio Initial Class (a)	101,275	503,336
VIP Investment Grade Bond Portfolio Initial Class (a)	9,890	122,044
TOTAL BOND FUNDS
(Cost $2,070,838)		2,108,417

Short-Term Funds - 0.8%
VIP Government Money Market Portfolio Initial Class 2.19% (a)(b)
(Cost $216,345)	216,345	216,345
TOTAL INVESTMENT IN SECURITIES - 100.0%
(Cost $27,769,122)		27,522,208
NET OTHER ASSETS (LIABILITIES) - 0.0%		(2,376)
NET ASSETS - 100%		$27,519,832

Legend

 (a) Affiliated Fund

 (b) The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Underlying Funds

Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds, excluding any Money Market Central Funds, is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur.

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Fidelity Inflation-Protected Bond Index Fund Institutional Premium Class	$--	$30,973	$255,982	$5,810	$(6,502)	$(3,371)	$279,207
Fidelity Inflation-Protected Bond Index Fund Premium Class	--	762,960	248,861	353	(10)	--	--
Fidelity Long Term Treasury Bond Index Fund	--	117,109	1,184,563	6,231	(78,621)	71,696	1,203,830
Fidelity Long-Term Treasury Bond Index Fund Premium Class	446,878	1,988,235	147,465	19,922	(11,060)	1,621	--
VIP Contrafund Portfolio Initial Class	2,199,150	3,964,152	2,825,613	221,178	(52,113)	(398,340)	2,887,236
VIP Emerging Markets Portfolio Initial Class	1,961,713	4,189,159	2,673,963	22,603	(112,074)	(401,280)	2,963,555
VIP Equity-Income Portfolio Initial Class	2,318,618	4,170,244	3,031,130	184,189	(23,889)	(405,437)	3,028,406
VIP Government Money Market Portfolio Initial Class 2.19%	535,216	504,892	823,763	6,849	--	--	216,345
VIP Growth & Income Portfolio Initial Class	2,659,604	4,738,479	3,451,020	173,558	(13,682)	(481,068)	3,452,313
VIP Growth Portfolio Initial Class	2,239,463	4,164,708	3,040,428	343,164	(40,888)	(372,652)	2,950,203
VIP High Income Portfolio Initial Class	412,135	755,594	620,166	28,809	(6,551)	(37,676)	503,336
VIP Investment Grade Bond Portfolio Initial Class	439,955	521,133	824,375	6,978	(12,602)	(2,067)	122,044
VIP Mid Cap Portfolio Initial Class	644,349	1,195,917	801,556	62,460	(23,336)	(177,607)	837,767
VIP Overseas Portfolio Initial Class	4,469,313	7,870,666	5,524,356	105,988	(165,262)	(878,764)	5,771,597
VIP Value Portfolio Initial Class	1,703,449	3,079,524	2,082,982	143,139	(50,288)	(427,381)	2,222,322
VIP Value Strategies Portfolio Initial Class	831,927	1,531,563	1,016,469	55,928	(94,231)	(168,743)	1,084,047
Total	$20,861,770	$39,585,308	$28,552,692	$1,387,159	$(691,109)	$(3,681,069)	$27,522,208

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

VIP Freedom 2050 Portfolio℠

Financial Statements

Statement of Assets and Liabilities

		December 31, 2018
Assets
Investment in securities, at value — See accompanying schedule:
Affiliated issuers (cost $27,769,122)	$27,522,208
Total Investment in Securities (cost $27,769,122)		$27,522,208
Cash		616
Receivable for investments sold		339,837
Receivable for fund shares sold		39,270
Total assets		27,901,931
Liabilities
Payable for investments purchased	$354,774
Payable for fund shares redeemed	24,335
Distribution and service plan fees payable	2,990
Total liabilities		382,099
Net Assets		$27,519,832
Net Assets consist of:
Paid in capital		$27,720,833
Total distributable earnings (loss)		(201,001)
Net Assets		$27,519,832
Net Asset Value and Maximum Offering Price
Initial Class:
Net Asset Value, offering price and redemption price per share ($7,055,523 ÷ 418,030 shares)		$16.88
Service Class:
Net Asset Value, offering price and redemption price per share ($10,202,626 ÷ 605,811 shares)		$16.84
Service Class 2:
Net Asset Value, offering price and redemption price per share ($10,261,683 ÷ 610,912 shares)		$16.80

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2018
Investment Income
Dividends:
Affiliated issuers		$349,684
Expenses
Distribution and service plan fees	$33,188
Independent trustees' fees and expenses	136
Total expenses before reductions	33,324
Expense reductions	(1)
Total expenses after reductions		33,323
Net investment income (loss)		316,361
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Affiliated issuers	(690,494)
Capital gain distributions from underlying funds:
Affiliated issuers	1,037,475
Total net realized gain (loss)		346,981
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Affiliated issuers	(3,681,069)
Total change in net unrealized appreciation (depreciation)		(3,681,069)
Net gain (loss)		(3,334,088)
Net increase (decrease) in net assets resulting from operations		$(3,017,727)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2018	Year ended December 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$316,361	$221,405
Net realized gain (loss)	346,981	815,033
Change in net unrealized appreciation (depreciation)	(3,681,069)	3,036,282
Net increase (decrease) in net assets resulting from operations	(3,017,727)	4,072,720
Distributions to shareholders	(939,841)	–
Distributions to shareholders from net investment income	–	(219,958)
Distributions to shareholders from net realized gain	–	(674,377)
Total distributions	(939,841)	(894,335)
Share transactions - net increase (decrease)	10,617,841	(166,904)
Total increase (decrease) in net assets	6,660,273	3,011,481
Net Assets
Beginning of period	20,859,559	17,848,078
End of period	$27,519,832	$20,859,559

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

VIP Freedom 2050 Portfolio Initial Class

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$19.50	$16.55	$16.42	$16.86	$16.55
Income from Investment Operations
Net investment income (loss)A	.26	.23	.25	.32	.35
Net realized and unrealized gain (loss)	(2.15)	3.58	.75	(.36)	.47
Total from investment operations	(1.89)	3.81	1.00	(.04)	.82
Distributions from net investment income	(.21)	(.24)	(.25)	(.29)	(.25)
Distributions from net realized gain	(.52)	(.63)	(.62)	(.11)	(.27)
Total distributions	(.73)	(.86)B	(.87)	(.40)	(.51)C
Net asset value, end of period	$16.88	$19.50	$16.55	$16.42	$16.86
Total ReturnD,E	(9.89)%	23.52%	6.84%	(.29)%	5.01%
Ratios to Average Net AssetsF,G
Expenses before reductionsH	-%	-%	-%	-%	-%
Expenses net of fee waivers, if any	- %H	-%	-%	-%	-%
Expenses net of all reductions	- %H	-%	-%	-%	-%
Net investment income (loss)	1.35%	1.27%	1.59%	1.89%	2.06%
Supplemental Data
Net assets, end of period (000 omitted)	$7,056	$5,826	$4,171	$2,266	$1,684
Portfolio turnover rateG	111%	46%	26%	37%	22%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.86 per share is comprised of distributions from net investment income of $.237 and distributions from net realized gain of $.625 per share.

 C Total distributions of $.51 per share is comprised of distributions from net investment income of $.248 and distributions from net realized gain of $.266 per share.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

 G Amounts do not include the activity of the Underlying Funds.

 H Amount represents less than .005%.

See accompanying notes which are an integral part of the financial statements.

VIP Freedom 2050 Portfolio Service Class

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$19.47	$16.52	$16.39	$16.83	$16.54
Income from Investment Operations
Net investment income (loss)A	.24	.21	.24	.31	.33
Net realized and unrealized gain (loss)	(2.15)	3.59	.74	(.37)	.46
Total from investment operations	(1.91)	3.80	.98	(.06)	.79
Distributions from net investment income	(.20)	(.22)	(.23)	(.27)	(.24)
Distributions from net realized gain	(.52)	(.63)	(.62)	(.11)	(.27)
Total distributions	(.72)	(.85)	(.85)	(.38)	(.50)B
Net asset value, end of period	$16.84	$19.47	$16.52	$16.39	$16.83
Total ReturnC,D	(10.03)%	23.46%	6.75%	(.38)%	4.81%
Ratios to Average Net AssetsE,F
Expenses before reductions	.10%	.10%	.10%	.10%	.10%
Expenses net of fee waivers, if any	.10%	.10%	.10%	.10%	.10%
Expenses net of all reductions	.10%	.10%	.10%	.10%	.10%
Net investment income (loss)	1.25%	1.17%	1.49%	1.79%	1.96%
Supplemental Data
Net assets, end of period (000 omitted)	$10,203	$6,748	$4,205	$3,004	$2,878
Portfolio turnover rateF	111%	46%	26%	37%	22%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.50 per share is comprised of distributions from net investment income of $.236 and distributions from net realized gain of $.266 per share.

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

 F Amounts do not include the activity of the Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

VIP Freedom 2050 Portfolio Service Class 2

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$19.42	$16.47	$16.35	$16.80	$16.51
Income from Investment Operations
Net investment income (loss)A	.21	.18	.21	.28	.30
Net realized and unrealized gain (loss)	(2.13)	3.58	.74	(.37)	.47
Total from investment operations	(1.92)	3.76	.95	(.09)	.77
Distributions from net investment income	(.18)	(.18)	(.21)	(.25)	(.22)
Distributions from net realized gain	(.52)	(.63)	(.62)	(.11)	(.27)
Total distributions	(.70)	(.81)	(.83)	(.36)	(.48)B
Net asset value, end of period	$16.80	$19.42	$16.47	$16.35	$16.80
Total ReturnC,D	(10.13)%	23.30%	6.56%	(.58)%	4.71%
Ratios to Average Net AssetsE,F
Expenses before reductions	.25%	.25%	.25%	.25%	.25%
Expenses net of fee waivers, if any	.25%	.25%	.25%	.25%	.25%
Expenses net of all reductions	.25%	.25%	.25%	.25%	.25%
Net investment income (loss)	1.10%	1.02%	1.34%	1.64%	1.81%
Supplemental Data
Net assets, end of period (000 omitted)	$10,262	$8,285	$9,472	$7,649	$6,436
Portfolio turnover rateF	111%	46%	26%	37%	22%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.48 per share is comprised of distributions from net investment income of $.218 and distributions from net realized gain of $.266 per share.

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

 F Amounts do not include the activity of the Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2018

1. Organization.

VIP Freedom Income Portfolio, VIP Freedom 2005 Portfolio, VIP Freedom 2010 Portfolio, VIP Freedom 2015 Portfolio, VIP Freedom 2020 Portfolio, VIP Freedom 2025 Portfolio, VIP Freedom 2030 Portfolio, VIP Freedom 2035 Portfolio, VIP Freedom 2040 Portfolio, VIP Freedom 2045 Portfolio and VIP Freedom 2050 Portfolio (the Funds) are funds of Variable Insurance Products Fund V (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Each Fund is authorized to issue an unlimited number of shares. The Funds invest primarily in a combination of other VIP equity, bond, and short-term funds (the Underlying Funds) managed by Fidelity Management & Research Company (FMR). Shares of each Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. Each Fund offers three classes of shares: Initial Class shares, Service Class shares and Service Class 2 shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

2. Investments in Fidelity Central Funds.

The Funds invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, each Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

Each Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows. Investments in the Underlying Funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of each Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of each Fund. Each class differs with respect to distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of each Fund and do not include any expenses associated with the Underlying Funds. Although not included in each Fund's expenses, each Fund indirectly bears its proportionate share of the Underlying Funds' expenses through the impact of these expenses on each Underlying Fund's NAV. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2018, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
VIP Freedom Income	$44,201,560	$1,419,134	$(983,387)	$435,747
VIP Freedom 2005	10,469,939	367,317	(245,936)	121,381
VIP Freedom 2010	267,256,204	22,184,760	(4,605,186)	17,579,574
VIP Freedom 2015	65,705,411	11,411,910	(747,431)	10,664,479
VIP Freedom 2020	578,774,638	90,432,181	(9,335,791)	81,096,390
VIP Freedom 2025	177,666,578	14,791,130	(6,058,291)	8,732,839
VIP Freedom 2030	296,893,687	35,258,070	(9,391,999)	25,866,071
VIP Freedom 2035	68,067,538	1,823,260	(4,587,627)	(2,764,367)
VIP Freedom 2040	85,142,111	3,718,639	(5,382,066)	(1,663,427)
VIP Freedom 2045	36,579,811	948,856	(2,742,200)	(1,793,344)
VIP Freedom 2050	28,565,341	984,851	(2,027,984)	(1,043,133)

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Undistributed long-term capital gain	Net unrealized appreciation (depreciation) on securities and other investments
VIP Freedom Income	$156,375	$781,379	$435,747
VIP Freedom 2005	32,660	154,143	121,381
VIP Freedom 2010	695,740	11,143,334	17,579,574
VIP Freedom 2015	163,550	5,336,033	10,664,479
VIP Freedom 2020	1,217,759	34,190,222	81,096,390
VIP Freedom 2025	273,256	5,153,191	8,732,839
VIP Freedom 2030	347,774	11,474,457	25,866,071
VIP Freedom 2035	55,713	2,229,106	(2,764,367)
VIP Freedom 2040	8,675	3,156,127	(1,663,427)
VIP Freedom 2045	7,026	1,287,548	(1,793,344)
VIP Freedom 2050	953	841,178	(1,043,133)

The tax character of distributions paid was as follows:

December 31, 2018
	Ordinary Income	Long-term Capital Gains	Total
VIP Freedom Income	$813,309	$388,422	$1,201,731
VIP Freedom 2005	191,068	121,462	312,530
VIP Freedom 2010	4,888,545	8,059,528	12,948,073
VIP Freedom 2015	1,473,506	3,533,299	5,006,805
VIP Freedom 2020	11,438,663	22,071,235	33,509,898
VIP Freedom 2025	3,110,330	2,944,628	6,054,958
VIP Freedom 2030	5,947,027	7,132,300	13,079,327
VIP Freedom 2035	986,313	931,392	1,917,705
VIP Freedom 2040	1,373,584	1,317,803	2,691,387
VIP Freedom 2045	508,279	450,172	958,451
VIP Freedom 2050	426,823	513,018	939,841

December 31, 2017
	Ordinary Income	Long-term Capital Gains	Total
VIP Freedom Income	$763,674	$201,357	$965,031
VIP Freedom 2005	175,944	84,111	260,055
VIP Freedom 2010	5,680,207	4,670,205	10,350,411
VIP Freedom 2015	1,977,451	2,043,773	4,021,224
VIP Freedom 2020	15,172,840	15,307,077	30,479,917
VIP Freedom 2025	3,532,316	2,868,615	6,400,931
VIP Freedom 2030	6,767,841	7,406,985	14,174,826
VIP Freedom 2035	1,067,053	897,261	1,964,314
VIP Freedom 2040	1,556,542	1,179,355	2,735,897
VIP Freedom 2045	565,328	466,777	1,032,105
VIP Freedom 2050	423,738	470,597	894,335

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Funds' financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation	Prior Line-Item Presentation
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain
Distributions to Shareholders Note to Financial Statements	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
VIP Freedom Income	25,811,748	21,052,199
VIP Freedom 2005	5,257,039	3,240,481
VIP Freedom 2010	95,299,994	102,139,489
VIP Freedom 2015	29,115,218	44,747,380
VIP Freedom 2020	208,265,215	244,834,811
VIP Freedom 2025	96,848,687	59,494,509
VIP Freedom 2030	138,686,485	99,799,876
VIP Freedom 2035	36,909,000	17,733,325
VIP Freedom 2040	51,897,476	33,063,011
VIP Freedom 2045	24,541,569	14,930,545
VIP Freedom 2050	39,585,308	28,552,692
5. Fees and Other Transactions with Affiliates.

Management Fee. FMR Co., Inc. (the investment adviser), an affiliate of FMR, provides the Funds with investment management related services. The Funds do not pay any fees for these services.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Funds have adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were reallowed to insurance companies for the distribution of shares and providing shareholder support services were as follows:

	Service Class	Service Class 2	Total
VIP Freedom Income	$12,701	$38,450	$51,151
VIP Freedom 2005	1,735	279	2,014
VIP Freedom 2010	25,598	649,281	674,879
VIP Freedom 2015	14,926	106,074	121,000
VIP Freedom 2020	140,444	1,309,004	1,449,448
VIP Freedom 2025	76,708	169,530	246,238
VIP Freedom 2030	122,203	363,567	485,770
VIP Freedom 2035	12,032	114,199	126,231
VIP Freedom 2040	49,381	41,772	91,153
VIP Freedom 2045	2,941	77,149	80,090
VIP Freedom 2050	9,511	23,677	33,188

Interfund Trades. The Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Funds for certain losses, which are included in Net Realized Gain (Loss) in each Fund's accompanying Statement of Operations, as follows:

VIP Freedom 2040	$2,072
VIP Freedom 2045	899
VIP Freedom 2050	615

6. Expense Reductions.

Through arrangements with each applicable Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce each applicable Fund's expenses. During the period, these credits reduced each applicable Fund's expenses by the following amounts:

VIP Freedom Income	$–
VIP Freedom 2005	–
VIP Freedom 2010	–
VIP Freedom 2015	1
VIP Freedom 2020	5
VIP Freedom 2025	3
VIP Freedom 2030	6
VIP Freedom 2035	1
VIP Freedom 2040	2
VIP Freedom 2045	–
VIP Freedom 2050	1

7. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended December 31, 2018	Year ended December 31, 2017
VIP Freedom Income
Distributions to shareholders
Initial Class	$420,878	$–
Service Class	385,427	–
Service Class 2	395,426	–
Total	$1,201,731	$–
From net investment income
Initial Class	$–	$245,249
Service Class	–	182,242
Service Class 2	–	191,980
Total	$–	$619,471
From net realized gain
Initial Class	$–	$130,464
Service Class	–	91,120
Service Class 2	–	123,976
Total	$–	$345,560
VIP Freedom 2005
Distributions to shareholders
Initial Class	$258,157	$–
Service Class	51,048	–
Service Class 2	3,325	–
Total	$312,530	$–
From net investment income
Initial Class	$–	$117,398
Service Class	–	13,679
Service Class 2	–	1,322
Total	$–	$132,399
From net realized gain
Initial Class	$–	$111,476
Service Class	–	14,672
Service Class 2	–	1,508
Total	$–	$127,656
VIP Freedom 2010
Distributions to shareholders
Initial Class	$758,703	$–
Service Class	1,137,110	–
Service Class 2	11,052,260	–
Total	$12,948,073	$–
From net investment income
Initial Class	$–	$277,746
Service Class	–	371,542
Service Class 2	–	3,412,012
Total	$–	$4,061,300
From net realized gain
Initial Class	$–	$389,757
Service Class	–	563,752
Service Class 2	–	5,335,602
Total	$–	$6,289,111
VIP Freedom 2015
Distributions to shareholders
Initial Class	$1,802,834	$–
Service Class	832,792	–
Service Class 2	2,371,179	–
Total	$5,006,805	$–
From net investment income
Initial Class	$–	$491,317
Service Class	–	247,128
Service Class 2	–	614,650
Total	$–	$1,353,095
From net realized gain
Initial Class	$–	$867,181
Service Class	–	447,160
Service Class 2	–	1,353,788
Total	$–	$2,668,129
VIP Freedom 2020
Distributions to shareholders
Initial Class	$3,352,052	$–
Service Class	6,513,520	–
Service Class 2	23,644,326	–
Total	$33,509,898	$–
From net investment income
Initial Class	$–	$1,093,675
Service Class	–	1,966,503
Service Class 2	–	6,826,356
Total	$–	$9,886,534
From net realized gain
Initial Class	$–	$1,906,359
Service Class	–	3,390,053
Service Class 2	–	15,296,971
Total	$–	$20,593,383
VIP Freedom 2025
Distributions to shareholders
Initial Class	$1,349,128	$–
Service Class	2,547,973	–
Service Class 2	2,157,857	–
Total	$6,054,958	$–
From net investment income
Initial Class	$–	$527,487
Service Class	–	959,236
Service Class 2	–	752,835
Total	$–	$2,239,558
From net realized gain
Initial Class	$–	$868,126
Service Class	–	1,583,861
Service Class 2	–	1,709,386
Total	$–	$4,161,373
VIP Freedom 2030
Distributions to shareholders
Initial Class	$3,042,550	$–
Service Class	4,696,349	–
Service Class 2	5,340,428	–
Total	$13,079,327	$–
From net investment income
Initial Class	$–	$978,373
Service Class	–	1,347,092
Service Class 2	–	1,561,662
Total	$–	$3,887,127
From net realized gain
Initial Class	$–	$2,303,629
Service Class	–	2,973,121
Service Class 2	–	5,010,949
Total	$–	$10,287,699
VIP Freedom 2035
Distributions to shareholders
Initial Class	$247,192	$–
Service Class	343,755	–
Service Class 2	1,326,758	–
Total	$1,917,705	$–
From net investment income
Initial Class	$–	$70,187
Service Class	–	88,032
Service Class 2	–	384,424
Total	$–	$542,643
From net realized gain
Initial Class	$–	$140,451
Service Class	–	204,558
Service Class 2	–	1,076,662
Total	$–	$1,421,671
VIP Freedom 2040
Distributions to shareholders
Initial Class	$634,494	$–
Service Class	1,550,658	–
Service Class 2	506,235	–
Total	$2,691,387	$–
From net investment income
Initial Class	$–	$184,505
Service Class	–	478,145
Service Class 2	–	140,824
Total	$–	$803,474
From net realized gain
Initial Class	$–	$430,744
Service Class	–	997,542
Service Class 2	–	504,137
Total	$–	$1,932,423
VIP Freedom 2045
Distributions to shareholders
Initial Class	$69,896	$–
Service Class	90,779	–
Service Class 2	797,776	–
Total	$958,451	$–
From net investment income
Initial Class	$–	$16,172
Service Class	–	19,063
Service Class 2	–	246,613
Total	$–	$281,848
From net realized gain
Initial Class	$–	$33,609
Service Class	–	31,431
Service Class 2	–	685,217
Total	$–	$750,257
VIP Freedom 2050
Distributions to shareholders
Initial Class	$255,154	$–
Service Class	346,833	–
Service Class 2	337,854	–
Total	$939,841	$–
From net investment income
Initial Class	$–	$69,125
Service Class	–	75,422
Service Class 2	–	75,411
Total	$–	$219,958
From net realized gain
Initial Class	$–	$167,295
Service Class	–	177,468
Service Class 2	–	329,614
Total	$–	$674,377

8. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2018	Year ended December 31, 2017	Year ended December 31, 2018	Year ended December 31, 2017
VIP Freedom Income
Initial Class
Shares sold	143,533	293,531	$1,648,762	$3,367,839
Reinvestment of distributions	37,714	32,689	420,878	375,713
Shares redeemed	(247,649)	(306,177)	(2,847,333)	(3,513,364)
Net increase (decrease)	(66,402)	20,043	$(777,693)	$230,188
Service Class
Shares sold	973,224	508,631	$11,152,634	$5,845,958
Reinvestment of distributions	34,689	23,774	385,427	273,362
Shares redeemed	(655,380)	(413,202)	(7,481,128)	(4,752,400)
Net increase (decrease)	352,533	119,203	$4,056,933	$1,366,920
Service Class 2
Shares sold	528,012	385,129	$6,016,466	$4,396,219
Reinvestment of distributions	35,599	27,648	395,426	315,956
Shares redeemed	(448,837)	(407,047)	(5,123,396)	(4,602,389)
Net increase (decrease)	114,774	5,730	$1,288,496	$109,786
VIP Freedom 2005
Initial Class
Shares sold	105,064	147,674	$1,288,409	$1,796,599
Reinvestment of distributions	21,872	18,899	258,157	228,874
Shares redeemed	(63,864)	(78,937)	(773,489)	(965,531)
Net increase (decrease)	63,072	87,636	$773,077	$1,059,942
Service Class
Shares sold	132,554	110,712	$1,608,380	$1,346,116
Reinvestment of distributions	4,326	2,332	51,048	28,351
Shares redeemed	(40,454)	(63,106)	(496,286)	(770,786)
Net increase (decrease)	96,426	49,938	$1,163,142	$603,681
Service Class 2
Shares sold	2,704	2,646	$32,853	$32,004
Reinvestment of distributions	282	235	3,325	2,830
Shares redeemed	(1,026)	(1,659)	(12,543)	(19,880)
Net increase (decrease)	1,960	1,222	$23,635	$14,954
VIP Freedom 2010
Initial Class
Shares sold	228,818	355,606	$2,956,785	$4,619,619
Reinvestment of distributions	59,765	51,552	758,703	667,503
Shares redeemed	(288,295)	(617,919)	(3,812,474)	(8,096,481)
Net increase (decrease)	288	(210,761)	$(96,986)	$(2,809,359)
Service Class
Shares sold	462,369	613,852	$6,024,668	$7,896,480
Reinvestment of distributions	89,500	72,433	1,137,110	935,294
Shares redeemed	(670,599)	(691,276)	(8,760,414)	(8,862,469)
Net increase (decrease)	(118,730)	(4,991)	$(1,598,636)	$(30,695)
Service Class 2
Shares sold	1,155,394	923,947	$14,913,352	$11,906,015
Reinvestment of distributions	873,942	680,272	11,052,260	8,747,614
Shares redeemed	(2,289,615)	(1,987,454)	(29,710,372)	(25,606,406)
Net increase (decrease)	(260,279)	(383,235)	$(3,744,760)	$(4,952,777)
VIP Freedom 2015
Initial Class
Shares sold	207,456	119,565	$2,757,979	$1,582,374
Reinvestment of distributions	140,633	104,146	1,802,834	1,358,498
Shares redeemed	(384,791)	(434,408)	(5,062,235)	(5,715,907)
Net increase (decrease)	(36,702)	(210,697)	$(501,422)	$(2,775,035)
Service Class
Shares sold	319,457	525,227	$4,207,645	$6,789,935
Reinvestment of distributions	64,742	53,299	832,792	694,288
Shares redeemed	(671,589)	(492,331)	(8,843,274)	(6,446,194)
Net increase (decrease)	(287,390)	86,195	$(3,802,837)	$1,038,029
Service Class 2
Shares sold	322,638	642,081	$4,231,239	$8,345,564
Reinvestment of distributions	184,861	152,186	2,371,179	1,968,438
Shares redeemed	(1,271,963)	(1,218,651)	(16,799,277)	(15,866,083)
Net increase (decrease)	(764,464)	(424,384)	$(10,196,859)	$(5,552,081)
VIP Freedom 2020
Initial Class
Shares sold	633,516	1,055,267	$8,668,718	$14,118,345
Reinvestment of distributions	254,642	224,853	3,352,052	3,000,034
Shares redeemed	(1,188,252)	(957,719)	(16,225,986)	(12,901,746)
Net increase (decrease)	(300,094)	322,401	$(4,205,216)	$4,216,633
Service Class
Shares sold	3,465,754	3,660,093	$46,904,393	$48,649,057
Reinvestment of distributions	496,300	402,089	6,513,520	5,356,556
Shares redeemed	(3,486,809)	(2,726,653)	(47,311,839)	(36,633,358)
Net increase (decrease)	475,245	1,335,529	$6,106,074	$17,372,255
Service Class 2
Shares sold	1,497,510	1,175,113	$20,212,007	$15,699,528
Reinvestment of distributions	1,800,230	1,676,903	23,644,326	22,123,327
Shares redeemed	(6,069,131)	(5,501,937)	(81,811,463)	(73,080,246)
Net increase (decrease)	(2,771,391)	(2,649,921)	$(37,955,130)	$(35,257,391)
VIP Freedom 2025
Initial Class
Shares sold	723,469	595,839	$10,454,088	$8,237,329
Reinvestment of distributions	98,699	100,153	1,349,128	1,395,613
Shares redeemed	(518,162)	(228,576)	(7,396,670)	(3,190,637)
Net increase (decrease)	304,006	467,416	$4,406,546	$6,442,305
Service Class
Shares sold	2,326,774	1,823,019	$33,257,110	$25,287,132
Reinvestment of distributions	187,306	182,732	2,547,973	2,543,097
Shares redeemed	(1,269,343)	(991,180)	(18,184,694)	(13,974,658)
Net increase (decrease)	1,244,737	1,014,571	$17,620,389	$13,855,571
Service Class 2
Shares sold	1,516,737	1,292,225	$21,697,707	$17,812,495
Reinvestment of distributions	158,995	179,466	2,157,857	2,462,221
Shares redeemed	(767,638)	(1,754,914)	(10,977,168)	(24,190,982)
Net increase (decrease)	908,094	(283,223)	$12,878,396	$(3,916,266)
VIP Freedom 2030
Initial Class
Shares sold	1,209,298	1,092,781	$17,482,887	$15,118,240
Reinvestment of distributions	223,670	239,670	3,042,550	3,282,002
Shares redeemed	(1,021,468)	(804,646)	(14,616,765)	(11,216,758)
Net increase (decrease)	411,500	527,805	$5,908,672	$7,183,484
Service Class
Shares sold	4,045,164	2,991,525	$58,000,154	$41,438,157
Reinvestment of distributions	347,245	314,598	4,696,349	4,320,213
Shares redeemed	(2,618,163)	(1,263,919)	(37,091,461)	(17,341,408)
Net increase (decrease)	1,774,246	2,042,204	$25,605,042	$28,416,962
Service Class 2
Shares sold	1,728,723	1,854,818	$24,708,299	$25,505,152
Reinvestment of distributions	393,082	486,626	5,340,428	6,572,611
Shares redeemed	(1,910,887)	(2,895,582)	(27,203,115)	(39,677,230)
Net increase (decrease)	210,918	(554,138)	$2,845,612	$(7,599,467)
VIP Freedom 2035
Initial Class
Shares sold	151,159	124,799	$3,409,052	$2,780,437
Reinvestment of distributions	11,820	9,786	247,192	210,638
Shares redeemed	(36,448)	(45,395)	(826,262)	(980,553)
Net increase (decrease)	126,531	89,190	$2,829,982	$2,010,522
Service Class
Shares sold	386,324	169,721	$8,712,756	$3,619,279
Reinvestment of distributions	16,571	13,698	343,755	292,590
Shares redeemed	(156,030)	(57,075)	(3,501,172)	(1,180,081)
Net increase (decrease)	246,865	126,344	$5,555,339	$2,731,788
Service Class 2
Shares sold	770,320	735,396	$17,199,008	$15,625,496
Reinvestment of distributions	63,442	69,106	1,326,758	1,461,086
Shares redeemed	(409,592)	(448,068)	(9,183,565)	(9,435,791)
Net increase (decrease)	424,170	356,434	$9,342,201	$7,650,791
VIP Freedom 2040
Initial Class
Shares sold	364,491	265,813	$7,871,098	$5,363,355
Reinvestment of distributions	32,084	30,326	634,494	615,249
Shares redeemed	(120,197)	(161,045)	(2,620,656)	(3,233,889)
Net increase (decrease)	276,378	135,094	$5,884,936	$2,744,715
Service Class
Shares sold	1,417,373	1,108,841	$29,755,656	$22,535,004
Reinvestment of distributions	78,325	72,159	1,550,658	1,475,687
Shares redeemed	(1,028,697)	(338,036)	(21,529,509)	(6,876,084)
Net increase (decrease)	467,001	842,964	$9,776,805	$17,134,607
Service Class 2
Shares sold	254,502	224,919	$5,419,677	$4,501,983
Reinvestment of distributions	25,385	32,420	506,235	644,961
Shares redeemed	(219,778)	(324,956)	(4,691,363)	(6,527,694)
Net increase (decrease)	60,109	(67,617)	$1,234,549	$(1,380,750)
VIP Freedom 2045
Initial Class
Shares sold	74,448	32,752	$1,585,912	$676,065
Reinvestment of distributions	3,584	2,452	69,896	49,781
Shares redeemed	(10,357)	(9,404)	(221,735)	(190,642)
Net increase (decrease)	67,675	25,800	$1,434,073	$535,204
Service Class
Shares sold	328,346	77,197	$6,850,686	$1,573,429
Reinvestment of distributions	4,723	2,448	90,779	50,494
Shares redeemed	(215,482)	(12,312)	(4,468,647)	(243,713)
Net increase (decrease)	117,587	67,333	$2,472,818	$1,380,210
Service Class 2
Shares sold	561,056	585,284	$11,973,883	$11,866,438
Reinvestment of distributions	40,445	46,595	797,776	931,830
Shares redeemed	(369,991)	(273,338)	(8,023,170)	(5,435,275)
Net increase (decrease)	231,510	358,541	$4,748,489	$7,362,993
VIP Freedom 2050
Initial Class
Shares sold	156,786	87,242	$3,003,153	$1,592,168
Reinvestment of distributions	14,287	13,043	255,154	236,420
Shares redeemed	(51,792)	(53,636)	(998,792)	(983,739)
Net increase (decrease)	119,281	46,649	$2,259,515	$844,849
Service Class
Shares sold	1,543,438	183,141	$28,607,576	$3,380,759
Reinvestment of distributions	19,518	13,917	346,833	252,890
Shares redeemed	(1,303,804)	(104,937)	(24,048,031)	(1,983,735)
Net increase (decrease)	259,152	92,121	$4,906,378	$1,649,914
Service Class 2
Shares sold	295,752	170,001	$5,607,175	$3,050,110
Reinvestment of distributions	18,935	22,932	337,854	405,025
Shares redeemed	(130,418)	(341,246)	(2,493,081)	(6,116,802)
Net increase (decrease)	184,269	(148,313)	$3,451,948	$(2,661,667)

9. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

The Funds do not invest in the Underlying Funds for the purpose of exercising management or control; however, investments by the Funds within their principal investment strategies may represent a significant portion of the Underlying Fund's net assets. At the end of the period, the following Funds were the owners of record of 10% or more of the total outstanding shares of the Underlying Funds.

Fund	VIP Freedom 2020 Portfolio
VIP Emerging Markets Portfolio	14%
VIP Value Portfolio	10%

The Funds, in aggregate, were the owners of record of more than 20% of the total outstanding shares of the following Underlying Funds.

Fund	% of shares held
VIP Emerging Markets Portfolio	41%
VIP Value Portfolio	31%

In addition, at the end of the period the investment adviser or its affiliates were owners of record of more than 10% and certain otherwise unaffiliated shareholders each were owners of record of more than 10%, respectively, of the outstanding shares of the following Funds:

	Affiliated %	Number of Unaffiliated Shareholders	Unaffiliated Shareholders %
VIP Freedom Income	26%	2	37%
VIP Freedom 2005	78%	1	18%
VIP Freedom 2010	–%	1	88%
VIP Freedom 2015	30%	3	40%
VIP Freedom 2020	–%	1	71%
VIP Freedom 2025	–%	1	37%
VIP Freedom 2030	–%	1	44%
VIP Freedom 2035	–%	5	81%
VIP Freedom 2040	–%	3	66%
VIP Freedom 2045	–%	3	74%
VIP Freedom 2050	–%	5	85%

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund V and the Shareholders of VIP Freedom Income Portfolio, VIP Freedom 2005 Portfolio, VIP Freedom 2010 Portfolio, VIP Freedom 2015 Portfolio, VIP Freedom 2020 Portfolio, VIP Freedom 2025 Portfolio, VIP Freedom 2030 Portfolio, VIP Freedom 2035 Portfolio, VIP Freedom 2040 Portfolio, VIP Freedom 2045 Portfolio and VIP Freedom 2050 Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of VIP Freedom Income Portfolio, VIP Freedom 2005 Portfolio, VIP Freedom 2010 Portfolio, VIP Freedom 2015 Portfolio, VIP Freedom 2020 Portfolio, VIP Freedom 2025 Portfolio, VIP Freedom 2030 Portfolio, VIP Freedom 2035 Portfolio, VIP Freedom 2040 Portfolio, VIP Freedom 2045 Portfolio and VIP Freedom 2050 Portfolio (the "Funds"), each a fund of Variable Insurance Products Fund V, including the schedules of investments, as of December 31, 2018, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2018, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 19, 2019

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  If the interests of a fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds.  FMRC has structured the funds to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, FMRC, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict.  Each of the Trustees oversees 283 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). She is the President of First to Four LLC (leadership and mentoring services, 2012-present). She also serves as a member of the Board of Directors and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor, and aerospace systems, 2013-present), Board of Directors and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and Board of Directors of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a Member of the Advisory Board of certain Fidelity® funds (2018), a member of the Board of Directors and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board of Directors, Chair of the Nomination and Governance Committee and member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Board of Directors of the Army Historical Foundation (2015-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present) and a member of the Board of Trustees of Florida Institute of Technology (2015-present) and ThanksUSA (military family education non-profit, 2014-present).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as interim president of Michigan State University (2018-2019), a Member of the Advisory Board of certain Fidelity® funds (2014-2016), president of the Business Roundtable (2011-2017), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007), and Chase Manhattan Bank (1975-1978).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as President Fixed Income, High Income/Emerging Market Debt and Multi Asset Class Strategies of FIAM LLC (2018-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), President, Fixed Income (2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice Chairman of FIAM LLC (investment adviser firm, 2014-2018), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-2018), President Multi-Asset Class Strategies of FMR's Global Asset Allocation Division (2017-2018), Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of certain Fidelity® funds (2008-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2018 to December 31, 2018).

Actual Expenses

The first line of the accompanying table for each Class of each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a Class of the fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, each Fund, as a shareholder in underlying Fidelity Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Funds. These fees and expenses are not included in each Fund's annualized expense ratio used to calculate the expense estimates in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each Class of each fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, each Fund, as a shareholder in underlying Fidelity Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Funds. These fees and expenses are not included in each Fund's annualized expense ratio used to calculate the expense estimates in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense RatioA	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period-B July 1, 2018 to December 31, 2018
VIP Freedom Income
Initial Class	- %-C
Actual		$1,000.00	$984.50	$--D
Hypothetical-E		$1,000.00	$1,025.21	$--D
Service Class	.10%
Actual		$1,000.00	$983.70	$.50
Hypothetical-E		$1,000.00	$1,024.70	$.51
Service Class 2.25%
Actual		$1,000.00	$983.90	$1.25
Hypothetical-E		$1,000.00	$1,023.95	$1.28
VIP Freedom 2005
Initial Class	- %-C
Actual		$1,000.00	$974.30	$--D
Hypothetical-E		$1,000.00	$1,025.21	$--D
Service Class	.10%
Actual		$1,000.00	$974.50	$.50
Hypothetical-E		$1,000.00	$1,024.70	$.51
Service Class 2.25%
Actual		$1,000.00	$973.10	$1.24
Hypothetical-E		$1,000.00	$1,023.95	$1.28
VIP Freedom 2010
Initial Class	- %-C
Actual		$1,000.00	$963.30	$--D
Hypothetical-E		$1,000.00	$1,025.21	$--D
Service Class	.10%
Actual		$1,000.00	$963.00	$.49
Hypothetical-E		$1,000.00	$1,024.70	$.51
Service Class 2.25%
Actual		$1,000.00	$962.20	$1.24
Hypothetical-E		$1,000.00	$1,023.95	$1.28
VIP Freedom 2015
Initial Class	- %-C
Actual		$1,000.00	$952.60	$--D
Hypothetical-E		$1,000.00	$1,025.21	$--D
Service Class	.10%
Actual		$1,000.00	$952.20	$.49
Hypothetical-E		$1,000.00	$1,024.70	$.51
Service Class 2.25%
Actual		$1,000.00	$951.20	$1.23
Hypothetical-E		$1,000.00	$1,023.95	$1.28
VIP Freedom 2020
Initial Class	- %-C
Actual		$1,000.00	$944.10	$--D
Hypothetical-E		$1,000.00	$1,025.21	$--D
Service Class	.10%
Actual		$1,000.00	$943.70	$.49
Hypothetical-E		$1,000.00	$1,024.70	$.51
Service Class 2.25%
Actual		$1,000.00	$942.70	$1.22
Hypothetical-E		$1,000.00	$1,023.95	$1.28
VIP Freedom 2025
Initial Class	- %-C
Actual		$1,000.00	$936.80	$--D
Hypothetical-E		$1,000.00	$1,025.21	$--D
Service Class	.10%
Actual		$1,000.00	$936.40	$.49
Hypothetical-E		$1,000.00	$1,024.70	$.51
Service Class 2.25%
Actual		$1,000.00	$935.50	$1.22
Hypothetical-E		$1,000.00	$1,023.95	$1.28
VIP Freedom 2030
Initial Class	- %-C
Actual		$1,000.00	$923.00	$--D
Hypothetical-E		$1,000.00	$1,025.21	$--D
Service Class	.10%
Actual		$1,000.00	$921.90	$.48
Hypothetical-E		$1,000.00	$1,024.70	$.51
Service Class 2.25%
Actual		$1,000.00	$921.50	$1.21
Hypothetical-E		$1,000.00	$1,023.95	$1.28
VIP Freedom 2035
Initial Class	- %-C
Actual		$1,000.00	$905.80	$--D
Hypothetical-E		$1,000.00	$1,025.21	$--D
Service Class	.10%
Actual		$1,000.00	$905.70	$.48
Hypothetical-E		$1,000.00	$1,024.70	$.51
Service Class 2.25%
Actual		$1,000.00	$905.10	$1.20
Hypothetical-E		$1,000.00	$1,023.95	$1.28
VIP Freedom 2040
Initial Class	- %-C
Actual		$1,000.00	$900.00	$--D
Hypothetical-E		$1,000.00	$1,025.21	$--D
Service Class	.10%
Actual		$1,000.00	$899.80	$.48
Hypothetical-E		$1,000.00	$1,024.70	$.51
Service Class 2.25%
Actual		$1,000.00	$898.90	$1.20
Hypothetical-E		$1,000.00	$1,023.95	$1.28
VIP Freedom 2045
Initial Class	- %-C
Actual		$1,000.00	$900.00	$--D
Hypothetical-E		$1,000.00	$1,025.21	$--D
Service Class	.10%
Actual		$1,000.00	$899.70	$.48
Hypothetical-E		$1,000.00	$1,024.70	$.51
Service Class 2.25%
Actual		$1,000.00	$898.90	$1.20
Hypothetical-E		$1,000.00	$1,023.95	$1.28
VIP Freedom 2050
Initial Class	- %-C
Actual		$1,000.00	$899.60	$--D
Hypothetical-E		$1,000.00	$1,025.21	$--D
Service Class	.10%
Actual		$1,000.00	$899.10	$.48
Hypothetical-E		$1,000.00	$1,024.70	$.51
Service Class 2.25%
Actual		$1,000.00	$898.60	$1.20
Hypothetical-E		$1,000.00	$1,023.95	$1.28

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of the underlying Fidelity Funds in which each Fund invests are not included in each Class' annualized expense ratio.

 C Amount represents less than .005%.

 D Amount represents less than $.005.

 E 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
VIP Freedom Income Portfolio
Initial Class	02/15/19	02/15/19	$0.009	$0.230
Service Class	02/15/19	02/15/19	$0.008	$0.230
Service Class 2	02/15/19	02/15/19	$0.006	$0.230
VIP Freedom 2005 Portfolio
Initial Class	02/15/19	02/15/19	$0.007	$0.200
Service Class	02/15/19	02/15/19	$0.006	$0.200
Service Class 2	02/15/19	02/15/19	$0.005	$0.200
VIP Freedom 2010 Portfolio
Initial Class	02/15/19	02/15/19	$0.007	$0.511
Service Class	02/15/19	02/15/19	$0.006	$0.511
Service Class 2	02/15/19	02/15/19	$0.004	$0.511
VIP Freedom 2015 Portfolio
Initial Class	02/15/19	02/15/19	$0.006	$0.887
Service Class	02/15/19	02/15/19	$0.005	$0.887
Service Class 2	02/15/19	02/15/19	$0.003	$0.887
VIP Freedom 2020 Portfolio
Initial Class	02/15/19	02/15/19	$0.005	$0.676
Service Class	02/15/19	02/15/19	$0.004	$0.676
Service Class 2	02/15/19	02/15/19	$0.002	$0.676
VIP Freedom 2025 Portfolio
Initial Class	02/15/19	02/15/19	$0.005	$0.377
Service Class	02/15/19	02/15/19	$0.003	$0.377
Service Class 2	02/15/19	02/15/19	$0.001	$0.377
VIP Freedom 2030 Portfolio
Initial Class	02/15/19	02/15/19	$0.003	$0.473
Service Class	02/15/19	02/15/19	$0.002	$0.473
Service Class 2	02/15/19	02/15/19	$0.000	$0.472
VIP Freedom 2035 Portfolio
Initial Class	02/15/19	02/15/19	$0.005	$0.677
Service Class	02/15/19	02/15/19	$0.003	$0.677
Service Class 2	02/15/19	02/15/19	$0.000	$0.677
VIP Freedom 2040 Portfolio
Initial Class	02/15/19	02/15/19	$0.006	$0.712
Service Class	02/15/19	02/15/19	$0.004	$0.712
Service Class 2	02/15/19	02/15/19	$0.000	$0.712
VIP Freedom 2045 Portfolio
Initial Class	02/15/19	02/15/19	$0.000	$0.702
Service Class	02/15/19	02/15/19	$0.000	$0.700
Service Class 2	02/15/19	02/15/19	$0.000	$0.697
VIP Freedom 2050 Portfolio
Initial Class	02/15/19	02/15/19	$0.004	$0.493
Service Class	02/15/19	02/15/19	$0.002	$0.493
Service Class 2	02/15/19	02/15/19	$0.000	$0.493

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended December 31, 2018, or, if subsequently determined to be different, the net capital gain of such year.

VIP Freedom Income Portfolio	$785,490
VIP Freedom 2005 Portfolio	$154,508
VIP Freedom 2010 Portfolio	$11,169,543
VIP Freedom 2015 Portfolio	$5,342,497
VIP Freedom 2020 Portfolio	$34,258,000
VIP Freedom 2025 Portfolio	$5,164,359
VIP Freedom 2030 Portfolio	$11,492,922
VIP Freedom 2035 Portfolio	$2,232,995
VIP Freedom 2040 Portfolio	$3,164,035
VIP Freedom 2045 Portfolio	$1,289,140
VIP Freedom 2050 Portfolio	$843,367

A percentage of the dividends distributed during the fiscal year for the following funds were derived from interest on U.S. Government securities which is generally exempt from state income tax

VIP Freedom Income Portfolio	28.45%
VIP Freedom 2005 Portfolio	22.79%
VIP Freedom 2010 Portfolio	17.46%
VIP Freedom 2015 Portfolio	12.86%
VIP Freedom 2020 Portfolio	10.96%
VIP Freedom 2025 Portfolio	10.03%
VIP Freedom 2030 Portfolio	5.77%
VIP Freedom 2035 Portfolio	3.58%
VIP Freedom 2040 Portfolio	2.45%
VIP Freedom 2045 Portfolio	2.46%
VIP Freedom 2050 Portfolio	2.55%

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends–received deduction for corporate shareholders:

	February 2018	December 2018
VIP Freedom Income Portfolio
Initial Class	–	5%
Service Class	–	5%
Service Class 2	–	6%
VIP Freedom 2005 Portfolio
Initial Class	1%	8%
Service Class	1%	9%
Service Class 2	1%	9%
VIP Freedom 2010 Portfolio
Initial Class	3%	11%
Service Class	3%	11%
Service Class 2	3%	12%
VIP Freedom 2015 Portfolio
Initial Class	4%	13%
Service Class	4%	14%
Service Class 2	4%	15%
VIP Freedom 2020 Portfolio
Initial Class	7%	16%
Service Class	7%	17%
Service Class 2	7%	19%
VIP Freedom 2025 Portfolio
Initial Class	3%	20%
Service Class	3%	21%
Service Class 2	3%	22%
VIP Freedom 2030 Portfolio
Initial Class	4%	22%
Service Class	4%	23%
Service Class 2	4%	25%
VIP Freedom 2035 Portfolio
Initial Class	–	31%
Service Class	–	32%
Service Class 2	–	35%
VIP Freedom 2040 Portfolio
Initial Class	–	32%
Service Class	–	33%
Service Class 2	–	37%
VIP Freedom 2045 Portfolio
Initial Class	–	33%
Service Class	–	34%
Service Class 2	–	38%
VIP Freedom 2050 Portfolio
Initial Class	–	33%
Service Class	–	35%
Service Class 2	–	38%

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
VIP Freedom Income Portfolio
Initial Class	12/21/18	$0.0167	$0.0019
Service Class	12/21/18	$0.0160	$0.0019
Service Class 2	12/21/18	$0.0147	$0.0019
VIP Freedom 2005 Portfolio
Initial Class	12/21/18	$0.0222	$0.0026
Service Class	12/21/18	$0.0213	$0.0026
Service Class 2	12/21/18	$0.0197	$0.0026
VIP Freedom 2010 Portfolio
Initial Class	12/21/18	$0.0330	$0.0034
Service Class	12/21/18	$0.0314	$0.0034
Service Class 2	12/21/18	$0.0289	$0.0034
VIP Freedom 2015 Portfolio
Initial Class	12/21/18	$0.0382	$0.0041
Service Class	12/21/18	$0.0362	$0.0041
Service Class 2	12/21/18	$0.0332	$0.0041
VIP Freedom 2020 Portfolio
Initial Class	12/21/18	$0.0461	$0.0047
Service Class	12/21/18	$0.0437	$0.0047
Service Class 2	12/21/18	$0.0401	$0.0047
VIP Freedom 2025 Portfolio
Initial Class	12/21/18	$0.0516	$0.0055
Service Class	12/21/18	$0.0491	$0.0055
Service Class 2	12/21/18	$0.0452	$0.0055
VIP Freedom 2030 Portfolio
Initial Class	12/21/18	$0.0601	$0.0063
Service Class	12/21/18	$0.0573	$0.0063
Service Class 2	12/21/18	$0.0526	$0.0063
VIP Freedom 2035 Portfolio
Initial Class	12/21/18	$0.1135	$0.0114
Service Class	12/21/18	$0.1078	$0.0114
Service Class 2	12/21/18	$0.0983	$0.0114
VIP Freedom 2040 Portfolio
Initial Class	12/21/18	$0.1071	$0.0113
Service Class	12/21/18	$0.1016	$0.0113
Service Class 2	12/21/18	$0.0923	$0.0113
VIP Freedom 2045 Portfolio
Initial Class	12/21/18	$0.1145	$0.0112
Service Class	12/21/18	$0.1100	$0.0112
Service Class 2	12/21/18	$0.0980	$0.0112
VIP Freedom 2050 Portfolio
Initial Class	12/21/18	$0.0961	$0.0101
Service Class	12/21/18	$0.0916	$0.0101
Service Class 2	12/21/18	$0.0844	$0.0101

Board Approval of Investment Advisory Contracts and Management Fees

VIP Freedom Funds

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract (the Advisory Contract) with FMR Co., Inc. (FMRC), an affiliate of Fidelity Management & Research Company (FMR), for each fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contract, including the services and support provided to each fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of each fund's Advisory Contract. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contract. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2018 meeting, the Board unanimously determined to renew each fund's Advisory Contract. In reaching its determination, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contract was in the best interests of each fund and its shareholders and that the fact that no fees are payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. In reaching its determination, the Board was aware that shareholders of each fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the funds, including the backgrounds of investment personnel of FMRC, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups with responsibility for the underlying Fidelity funds in which each fund invests. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by Fidelity under the Advisory Contract and under separate agreements covering transfer agency, and pricing and bookkeeping services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes, and converting certain voluntary expense caps to contractual caps, to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for funds that had such fees; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether each fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the investment adviser about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for each fund for different time periods, measured against one or more appropriate securities market indices, including a customized blended index that reflects the respective weights of the fund's asset classes (each a "benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the investment adviser the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses, including acquired fund fees and expenses, but after transaction costs, if any) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses, including acquired fund fees and expenses) compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; the extent to which particular underlying funds affected performance; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for each fund and an appropriate benchmark index for the most recent one-, three-, and five-year periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should continue to benefit the shareholders of each fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board noted that the funds do not pay FMRC a management fee for investment advisory services, and that each fund bears indirectly the fees and expenses, including the management fees, paid by the underlying Fidelity funds in which it invests. The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than a fund. The funds' actual TMG %s and the number of funds in the Total Mapped Group are in the charts below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked, is also included in the charts and was considered by the Board.

VIP Freedom 2005 Portfolio

VIP Freedom 2010 Portfolio

VIP Freedom 2015 Portfolio

VIP Freedom 2020 Portfolio

VIP Freedom 2025 Portfolio

VIP Freedom 2030 Portfolio

VIP Freedom 2035 Portfolio

VIP Freedom 2040 Portfolio

VIP Freedom 2045 Portfolio

VIP Freedom 2050 Portfolio

VIP Freedom Income Portfolio

The Board noted that each fund's management fee rate of 0.00% ranked below the median of its Total Mapped Group and below the median of its ASPG for 2017. The Board further noted that many peer funds pay fund-level expenses, including management fees, to which the funds are not subject.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures, and that while the funds do not pay a management fee, they indirectly bear a portion of the management fees paid by the Fidelity funds in which they invest, some of which are subject to the group fee. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component (such as the funds) and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of the total expense ratio of each class of each fund, the Board considered fund-paid 12b-1 fees and noted that each fund invests in a class of shares of the underlying Fidelity fund that does not charge a 12b-1 fee to avoid charging fund-paid 12b-1 fees at both fund levels. The Board considered that the funds do not pay transfer agent fees. Instead, the applicable class of each underlying Fidelity fund bears its pro rata portion of each fund's transfer agent fee according to the percentage of each fund's assets invested in that underlying fund. The Board further noted that FMR pays all other expenses of each fund, with limited exceptions.

The Board noted that each fund offers multiple classes, each of which has a different 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes of each fund vary primarily by the level of their 12b-1 fees.

The Board noted that the total expense ratio of each class of each fund ranked below the competitive median for 2017.

In considering the total expense ratio of each class of each fund, the Board also considered an alternative competitive analysis that included both top level (i.e., direct) fund fees and acquired fund fees and expenses for the class and the other funds and classes to which it is compared. The Board noted that, under this alternative competitive analysis, the total expense ratio of each of Initial Class and Service Class of each fund ranked below the competitive median for 2017. The Board noted that the total expense ratio of Service Class 2 of each of VIP Freedom 2005 Portfolio, VIP Freedom 2010 Portfolio, VIP Freedom 2015 Portfolio, VIP Freedom 2020 Portfolio, VIP Freedom 2025 Portfolio, and VIP Freedom Income Portfolio ranked below the competitive median for 2017, the total expense ratio of Service Class 2 of VIP Freedom 2030 Portfolio ranked equal to the competitive median for 2017, and the total expense ratio of Service Class 2 of VIP Freedom 2035 Portfolio, VIP Freedom 2040 Portfolio, VIP Freedom 2045 Portfolio, and VIP Freedom 2050 Portfolio ranked above the competitive median for 2017. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that, for each fund for which Service Class 2 was above the competitive median, the class was above median because of its 12b-1 fees.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of each fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the level of Fidelity's profits in respect of all the Fidelity funds, including the Fidelity funds in which the funds invest.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses.

The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund were not relevant to the renewal of each fund's Advisory Contract because the funds do not pay management fees and FMR pays all other expenses of each fund, with limited exceptions.

Economies of Scale.  The Board concluded that because the funds do not pay management fees and FMR pays all other expenses of each fund, with limited exceptions, economies of scale cannot be realized by the funds, but may be realized by the other Fidelity funds in which each fund invests, many of which may benefit from breakpoints under the group fee arrangement.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of Fidelity's voluntary expense limitation agreements; (vi) the methodology with respect to competitive fund data and peer group classifications; (vii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends, and the impact of the increased use of omnibus accounts; (viii) new developments in the retail and institutional marketplaces and the competitive positioning of the funds relative to other investment products and services; (ix) the impact of recent changes to the money market fund landscape, including the full implementation of money market fund reform and rising interest rates, on Fidelity's money market funds; (x) the funds' share class structures and distribution channels; and (xi) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain classes. In addition, the Board considered its discussions with Fidelity throughout the year regarding enhanced information security initiatives and the funds' fair valuation policies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that each fund's Advisory Contract should be renewed.

VIPFF2K-ANN-0219
1.826371.114

Fidelity® Variable Insurance Products: Freedom Lifetime Income Funds - Portfolios I, II & III Annual Report December 31, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, and if your insurance carrier elects to participate, you may not be receiving paper copies of the Fund’s shareholder reports from the insurance company that offers your variable insurance product unless you specifically request paper copies from your financial professional or the administrator of your variable insurance product. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically, by contacting your financial professional or the administrator of your variable insurance product. If you own a Fidelity-administered variable insurance product, please visit fidelity.com/mailpreferences to make your election or call 1-800-343-3548.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial professional or the administrator of your variable insurance product. If you own a Fidelity-administered variable insurance product, please visit fidelity.com/mailpreferences to make your election or call 1-800-343-3548. Your election to receive reports in paper will apply to all funds available under your variable insurance product.

Contents

Performance
Management's Discussion of Fund Performance
VIP Freedom Lifetime Income® I Portfolio
Investment Summary
Schedule of Investments
Financial Statements
VIP Freedom Lifetime Income® II Portfolio
Investment Summary
Schedule of Investments
Financial Statements
VIP Freedom Lifetime Income® III Portfolio
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Funds nor Fidelity Distributors Corporation is a bank.

VIP Freedom Lifetime Income® I Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2018	Past 1 year	Past 5 years	Past 10 years
VIP Freedom Lifetime Income® I Portfolio	(2.58)%	2.82%	6.77%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Freedom Lifetime Income® I Portfolio on December 31, 2008.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays U.S. Aggregate Bond Index performed over the same period.

Period Ending Values
$19,245	VIP Freedom Lifetime Income® I Portfolio
$14,075	Bloomberg Barclays U.S. Aggregate Bond Index

VIP Freedom Lifetime Income® II Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2018	Past 1 year	Past 5 years	Past 10 years
VIP Freedom Lifetime Income® II Portfolio	(3.96)%	3.66%	7.99%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Freedom Lifetime Income® II Portfolio on December 31, 2008.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays U.S. Aggregate Bond Index performed over the same period.

Period Ending Values
$21,575	VIP Freedom Lifetime Income® II Portfolio
$14,075	Bloomberg Barclays U.S. Aggregate Bond Index

VIP Freedom Lifetime Income® III Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2018	Past 1 year	Past 5 years	Past 10 years
VIP Freedom Lifetime Income® III Portfolio	(5.68)%	4.16%	9.64%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Freedom Lifetime Income® III Portfolio on December 31, 2008.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$25,100	VIP Freedom Lifetime Income® III Portfolio
$34,303	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  The global economy remained in expansion in 2018, but growth became less synchronous and more uneven. Meanwhile, global monetary policy became a headwind, and this uncertainty spurred an increase in volatility among risk assets. China entered a growth recession in the latter part of the year, and this slowdown, along with global monetary tightening and trade-policy uncertainty between China and the U.S., weighed on the industrial sectors in Europe and elsewhere. Looking at global assets, the year marked a reversal of sorts, with the positive trajectory of equities seen earlier in the period turning decidedly negative later in the second half. Several factors served to dim the outlook for risk assets, including the pace of the U.S. Federal Reserve’s interest rate increases, emerging late-cycle conditions, slowing economic growth in China, falling commodity prices and the U.K.’s planned “Brexit” from the European Union. Against this backdrop, non-U.S. equities suffered a pronounced, broad-based correction, returning -14.04% for the year, according to the MSCI ACWI ex USA Index. Among regions in the index, Asia-Pacific (-11%) and Japan (-13%) held up best, whereas resource-rich Canada (-17%), Europe (-14%) and emerging markets (-14%) lagged. In a turnaround from prior quarters in 2018, the value segment of equity markets outpaced growth across the globe amid the fourth-quarter downturn. Results at home, albeit negative, were comparatively strong globally, with the U.S. bellwether S&P 500® index returning -4.38%. Sector-wise, seven of the 11 major sectors in the S&P 500® lost ground this period. Falling crude-oil prices caused energy stocks (-18%) to suffer most, while concerns about slowing global growth felled the materials (-15%), industrials (-13%) and financials (-13%) sectors. Conversely, health care (+6%) led the way, followed by the utilities (+4%), information technology (+3%) and consumer discretionary (+2%) sectors. The small-cap-oriented Russell 2000® Index had a return of -11.01% for the year. Commodities also struggled, as reflected in the -11.25% result of the Bloomberg Barclays Commodity Index Total Return. U.S. investment-grade bonds were roughly flat (+0.01%) for the 12 months, according to the Bloomberg Barclays U.S. Aggregate Bond Index. In the latter half of the period, concerns about global growth pushed Treasury yields lower and credit spreads wider. Short-term debt, as shown by the Bloomberg Barclays U.S. 3-Month Treasury Bellwether Index, led most U.S. investment-grade sectors with a return of 1.9%, followed by asset-backed securities (+1.8%) and agency bonds (+1.3%), while corporate credit returned -2.1%. Elsewhere, international bonds faced a similar struggle, while other non-core, more-credit-sensitive fixed-income segments, including U.S. high-yield corporates and emerging-markets debt also had a difficult year.

Comments from Co-Portfolio Managers Andrew Dierdorf and Brett Sumsion:  For the year, VIP Freedom Lifetime Income Funds posted returns ranging from -2.58% for VIP Freedom Lifetime Income I Portfolio to -5.68% for VIP Freedom Lifetime Income III Portfolio. Each VIP Freedom Lifetime Income Portfolio underperformed its respective Composite benchmark by roughly 1 to 2 percentage points. Versus Composites, underlying investment performance was the primary reason for the Portfolios’ underperformance the past year, with asset allocation detracting to a lesser extent. In terms of investment performance, our underlying U.S. equity and non-U.S. equity positions hurt most. Here, a handful of underlying U.S. equity investments, including Fidelity® VIP Growth & Income Portfolio and Fidelity® VIP Value Portfolio, each lagged their respective benchmarks by roughly 5 percentage points for the 12 months. Among non-U.S. equity investments, positions in Fidelity® VIP Emerging Markets Portfolio and Fidelity® VIP Overseas Portfolio trailed their benchmarks by about 3 and 1 percentage points, respectively. In terms of asset allocation, overweighting non-U.S. equities held back the Portfolios’ relative performance, as did our underweighting in investment-grade bonds. Intra-asset class allocation decisions within U.S. equities also notably detracted, especially allocations to value-oriented strategies, which lagged growth in 2018. Conversely, an underweighting to U.S. equities, along with a higher allocations to long-term U.S. Treasury bonds, added value relative to Composites.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to Shareholders:  In May, the Board of Trustees for Fidelity VIP Freedom Lifetime Income Funds approved some updates to the glide path for Fidelity's target-date portfolios, adding inflation-protected debt and long-term U.S. Treasury bonds. These adjustments were implemented by the end of 2018.

VIP Freedom Lifetime Income® I Portfolio

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Holdings as of December 31, 2018

% of fund's net assets
VIP Investment Grade Bond Portfolio Investor Class	35.4
VIP Government Money Market Portfolio Investor Class 2.16%	23.3
Fidelity Inflation-Protected Bond Index Fund Institutional Premium Class	12.2
VIP Overseas Portfolio Investor Class	5.7
Fidelity Long Term Treasury Bond Index Fund	5.5
VIP Emerging Markets Portfolio Investor Class	4.6
VIP Growth & Income Portfolio Investor Class	2.4
VIP Equity-Income Portfolio Investor Class	2.1
VIP High Income Portfolio Investor Class	2.0
VIP Growth Portfolio Investor Class	2.0
95.2

Asset Allocation (% of fund's net assets)

Period end
Domestic Equity Funds	11.3%
International Equity Funds	10.3%
Bond Funds	55.1%
Short-Term Funds	23.3%

VIP Freedom Lifetime Income® I Portfolio

Schedule of Investments December 31, 2018

Showing Percentage of Net Assets

Domestic Equity Funds - 11.3%
	Shares	Value
VIP Contrafund Portfolio Investor Class (a)	7,557	$241,292
VIP Equity-Income Portfolio Investor Class (a)	12,497	253,181
VIP Growth & Income Portfolio Investor Class (a)	14,954	288,609
VIP Growth Portfolio Investor Class (a)	3,927	246,633
VIP Mid Cap Portfolio Investor Class (a)	2,338	70,167
VIP Value Portfolio Investor Class (a)	14,239	185,960
VIP Value Strategies Portfolio Investor Class (a)	8,220	90,745
TOTAL DOMESTIC EQUITY FUNDS
(Cost $1,175,436)		1,376,587

International Equity Funds - 10.3%
VIP Emerging Markets Portfolio Investor Class (a)	56,047	555,428
VIP Overseas Portfolio Investor Class (a)	36,735	700,163
TOTAL INTERNATIONAL EQUITY FUNDS
(Cost $1,283,042)		1,255,591

Bond Funds - 55.1%
Fidelity Inflation-Protected Bond Index Fund Institutional Premium Class (a)	157,025	1,490,170
Fidelity Long Term Treasury Bond Index Fund (a)	52,731	668,624
VIP High Income Portfolio Investor Class (a)	50,444	249,193
VIP Investment Grade Bond Portfolio Investor Class (a)	351,257	4,316,950
TOTAL BOND FUNDS
(Cost $6,859,006)		6,724,937

Short-Term Funds - 23.3%
VIP Government Money Market Portfolio Investor Class 2.16% (a)(b)
(Cost $2,850,429)	2,850,429	2,850,429
TOTAL INVESTMENT IN SECURITIES - 100.0%
(Cost $12,167,913)		12,207,544
NET OTHER ASSETS (LIABILITIES) - 0.0%		1
NET ASSETS - 100%		$12,207,545

Legend

 (a) Affiliated Fund

 (b) The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Underlying Funds

Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds, excluding any Money Market Central Funds, is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur.

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Fidelity Inflation-Protected Bond Index Fund Institutional Premium Class	$--	$40,860	$29,618	$29,467	$(770)	$(48,591)	$1,490,170
Fidelity Inflation-Protected Bond Index Fund Premium Class	--	1,548,811	20,117	1,451	(405)	--	--
Fidelity Long Term Treasury Bond Index Fund	--	23,674	57,747	3,504	(821)	9,009	668,624
Fidelity Long-Term Treasury Bond Index Fund Premium Class	--	701,762	7,016	5,442	(237)	--	--
VIP Contrafund Portfolio Investor Class	357,908	57,023	132,966	29,907	15,050	(55,723)	241,292
VIP Emerging Markets Portfolio Investor Class	157,262	515,832	47,264	3,208	6,931	(77,333)	555,428
VIP Equity-Income Portfolio Investor Class	376,040	61,730	141,873	21,410	(9,645)	(33,071)	253,181
VIP Government Money Market Portfolio Investor Class 2.16%	2,031,025	1,081,302	261,898	38,656	--	--	2,850,429
VIP Growth & Income Portfolio Investor Class	436,501	64,324	166,063	23,123	43,654	(89,807)	288,609
VIP Growth Portfolio Investor Class	364,765	72,775	154,834	47,775	53,242	(89,315)	246,633
VIP High Income Portfolio Investor Class	676,798	72,117	474,491	18,278	(54,632)	29,401	249,193
VIP Investment Grade Bond Portfolio Investor Class	8,169,760	406,948	4,007,353	171,038	(132,310)	(120,095)	4,316,950
VIP Mid Cap Portfolio Investor Class	105,369	19,518	36,624	8,456	3,841	(21,937)	70,167
VIP Overseas Portfolio Investor Class	600,411	321,712	102,945	11,482	7,025	(126,040)	700,163
VIP Value Portfolio Investor Class	277,982	47,382	97,519	15,208	12,085	(53,970)	185,960
VIP Value Strategies Portfolio Investor Class	136,359	22,715	44,959	6,122	1,963	(25,333)	90,745
	$13,690,180	$5,058,485	$5,783,287	$434,527	$(55,029)	$(702,805)	$12,207,544

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

VIP Freedom Lifetime Income® I Portfolio

Financial Statements

Statement of Assets and Liabilities

		December 31, 2018
Assets
Investment in securities, at value — See accompanying schedule:
Affiliated issuers (cost $12,167,913)	$12,207,544
Total Investment in Securities (cost $12,167,913)		$12,207,544
Receivable for investments sold		168,596
Total assets		12,376,140
Liabilities
Payable for investments purchased	$167,995
Payable for fund shares redeemed	600
Total liabilities		168,595
Net Assets		$12,207,545
Net Assets consist of:
Paid in capital		$12,060,295
Total distributable earnings (loss)		147,250
Net Assets, for 1,154,771 shares outstanding		$12,207,545
Net Asset Value, offering price and redemption price per share ($12,207,545 ÷ 1,154,771 shares)		$10.57

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2018
Investment Income
Dividends:
Affiliated issuers		$217,688
Expenses
Independent trustees' fees and expenses	$73
Total expenses		73
Net investment income (loss)		217,615
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Affiliated issuers	(55,029)
Capital gain distributions from underlying funds:
Affiliated issuers	216,839
Total net realized gain (loss)		161,810
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Affiliated issuers	(702,805)
Total change in net unrealized appreciation (depreciation)		(702,805)
Net gain (loss)		(540,995)
Net increase (decrease) in net assets resulting from operations		$(323,380)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2018	Year ended December 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$217,615	$274,731
Net realized gain (loss)	161,810	254,637
Change in net unrealized appreciation (depreciation)	(702,805)	500,520
Net increase (decrease) in net assets resulting from operations	(323,380)	1,029,888
Distributions to shareholders	(407,480)	–
Distributions to shareholders from net investment income	–	(273,176)
Distributions to shareholders from net realized gain	–	(170,356)
Total distributions	(407,480)	(443,532)
Share transactions
Proceeds from sales of shares	122,823	112,904
Reinvestment of distributions	407,480	443,532
Cost of shares redeemed	(1,282,198)	(1,630,553)
Net increase (decrease) in net assets resulting from share transactions	(751,895)	(1,074,117)
Total increase (decrease) in net assets	(1,482,755)	(487,761)
Net Assets
Beginning of period	13,690,300	14,178,061
End of period	$12,207,545	$13,690,300
Other Information
Undistributed net investment income end of period		$1,555
Shares
Sold	11,285	9,946
Issued in reinvestment of distributions	38,126	40,052
Redeemed	(116,115)	(146,477)
Net increase (decrease)	(66,704)	(96,479)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

VIP Freedom Lifetime Income I Portfolio

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$11.21	$10.76	$10.65	$11.01	$10.95
Income from Investment Operations
Net investment income (loss)A	.19	.22	.21	.23	.21
Net realized and unrealized gain (loss)	(.48)	.59	.31	(.27)	.29
Total from investment operations	(.29)	.81	.52	(.04)	.50
Distributions from net investment income	(.19)	(.23)	(.21)	(.24)	(.20)
Distributions from net realized gain	(.17)	(.13)	(.20)	(.09)	(.25)
Total distributions	(.35)B	(.36)	(.41)	(.32)C	(.44)D
Net asset value, end of period	$10.57	$11.21	$10.76	$10.65	$11.01
Total ReturnE,F	(2.58)%	7.62%	5.05%	(.35)%	4.68%
Ratios to Average Net AssetsG
Expenses before reductionsH	-%	-%	-%	-%	-%
Expenses net of fee waivers, if any	- %H	-%	-%	-%	-%
Expenses net of all reductions	- %H	-%	-%	-%	-%
Net investment income (loss)	1.69%	1.97%	1.90%	2.05%	1.89%
Supplemental Data
Net assets, end of period (000 omitted)	$12,208	$13,690	$14,178	$13,635	$14,663
Portfolio turnover rateI	39%	9%	18%	12%	12%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.35 per share is comprised of distributions from net investment income of $.186 and distributions from net realized gain of $.166 per share.

 C Total distributions of $.32 per share is comprised of distributions from net investment income of $.235 and distributions from net realized gain of $.088 per share.

 D Total distributions of $.44 per share is comprised of distributions from net investment income of $.196 and distributions from net realized gain of $.248 per share.

 E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund but do not include expenses of the underlying funds in which the Fund invests.

 H Amount represents less than .005%.

 I Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

VIP Freedom Lifetime Income® II Portfolio

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Holdings as of December 31, 2018

% of fund's net assets
VIP Investment Grade Bond Portfolio Investor Class	28.7
VIP Government Money Market Portfolio Investor Class 2.16%	14.7
VIP Overseas Portfolio Investor Class	9.7
Fidelity Inflation-Protected Bond Index Fund Institutional Premium Class	9.1
VIP Emerging Markets Portfolio Investor Class	6.4
Fidelity Long Term Treasury Bond Index Fund	5.5
VIP Growth & Income Portfolio Investor Class	5.0
VIP Equity-Income Portfolio Investor Class	4.4
VIP Growth Portfolio Investor Class	4.3
VIP Contrafund Portfolio Investor Class	4.2
92.0

Asset Allocation (% of fund's net assets)

Period end
Domestic Equity Funds	23.8%
International Equity Funds	16.1%
Bond Funds	45.4%
Short-Term Funds	14.7%

VIP Freedom Lifetime Income® II Portfolio

Schedule of Investments December 31, 2018

Showing Percentage of Net Assets

Domestic Equity Funds - 23.8%
	Shares	Value
VIP Contrafund Portfolio Investor Class (a)	40,640	$1,297,650
VIP Equity-Income Portfolio Investor Class (a)	67,206	1,361,598
VIP Growth & Income Portfolio Investor Class (a)	80,426	1,552,214
VIP Growth Portfolio Investor Class (a)	21,117	1,326,379
VIP Mid Cap Portfolio Investor Class (a)	12,557	376,845
VIP Value Portfolio Investor Class (a)	76,563	999,910
VIP Value Strategies Portfolio Investor Class (a)	44,164	487,570
TOTAL DOMESTIC EQUITY FUNDS
(Cost $6,602,071)		7,402,166

International Equity Funds - 16.1%
VIP Emerging Markets Portfolio Investor Class (a)	200,843	1,990,354
VIP Overseas Portfolio Investor Class (a)	157,934	3,010,218
TOTAL INTERNATIONAL EQUITY FUNDS
(Cost $4,965,904)		5,000,572

Bond Funds - 45.4%
Fidelity Inflation-Protected Bond Index Fund Institutional Premium Class (a)	297,454	2,822,838
Fidelity Long Term Treasury Bond Index Fund (a)	135,165	1,713,886
VIP High Income Portfolio Investor Class (a)	129,779	641,108
VIP Investment Grade Bond Portfolio Investor Class (a)	726,049	8,923,139
TOTAL BOND FUNDS
(Cost $14,402,042)		14,100,971

Short-Term Funds - 14.7%
VIP Government Money Market Portfolio Investor Class 2.16% (a)(b)
(Cost $4,556,649)	4,556,649	4,556,649
TOTAL INVESTMENT IN SECURITIES - 100.0%
(Cost $30,526,666)		31,060,358
NET OTHER ASSETS (LIABILITIES) - 0.0%		0
NET ASSETS - 100%		$31,060,358

Legend

 (a) Affiliated Fund

 (b) The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Underlying Funds

Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds, excluding any Money Market Central Funds, is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur.

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Fidelity Inflation-Protected Bond Index Fund Institutional Premium Class	$--	$84,182	$99,689	$56,723	$(3,191)	$(91,930)	$2,822,838
Fidelity Inflation-Protected Bond Index Fund Premium Class	--	3,030,463	94,780	2,882	(2,217)	--	--
Fidelity Long Term Treasury Bond Index Fund	--	64,942	175,835	9,119	(2,144)	15,296	1,713,886
Fidelity Long-Term Treasury Bond Index Fund Premium Class	--	1,831,914	19,542	14,953	(745)	--	--
VIP Contrafund Portfolio Investor Class	2,033,226	322,753	839,828	175,405	86,391	(304,892)	1,297,650
VIP Emerging Markets Portfolio Investor Class	880,044	1,641,334	239,906	11,980	27,333	(318,451)	1,990,354
VIP Equity-Income Portfolio Investor Class	2,136,266	308,286	848,343	123,475	(63,189)	(171,422)	1,361,598
VIP Government Money Market Portfolio Investor Class 2.16%	4,169,506	1,040,349	653,206	74,525	--	--	4,556,649
VIP Growth & Income Portfolio Investor Class	2,479,792	331,446	1,008,738	135,522	191,794	(442,080)	1,552,214
VIP Growth Portfolio Investor Class	2,071,970	422,623	974,389	280,973	242,945	(436,770)	1,326,379
VIP High Income Portfolio Investor Class	1,707,134	216,676	1,219,682	47,279	(138,334)	75,314	641,108
VIP Investment Grade Bond Portfolio Investor Class	13,027,669	1,124,277	4,790,957	321,722	(168,797)	(269,053)	8,923,139
VIP Mid Cap Portfolio Investor Class	598,516	98,897	220,373	49,605	20,574	(120,769)	376,845
VIP Overseas Portfolio Investor Class	3,359,858	650,824	459,918	50,412	9,289	(549,835)	3,010,218
VIP Value Portfolio Investor Class	1,579,165	238,742	589,756	86,704	46,971	(275,212)	999,910
VIP Value Strategies Portfolio Investor Class	774,587	107,895	266,129	35,054	6,158	(134,941)	487,570
	$34,817,733	$11,515,603	$12,501,071	$1,476,333	$252,838	$(3,024,745)	$31,060,358

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

VIP Freedom Lifetime Income® II Portfolio

Financial Statements

Statement of Assets and Liabilities

		December 31, 2018
Assets
Investment in securities, at value — See accompanying schedule:
Affiliated issuers (cost $30,526,666)	$31,060,358
Total Investment in Securities (cost $30,526,666)		$31,060,358
Cash		4
Receivable for investments sold		631,027
Total assets		31,691,389
Liabilities
Payable for investments purchased	$629,499
Payable for fund shares redeemed	1,532
Total liabilities		631,031
Net Assets		$31,060,358
Net Assets consist of:
Paid in capital		$29,518,377
Total distributable earnings (loss)		1,541,981
Net Assets, for 2,637,054 shares outstanding		$31,060,358
Net Asset Value, offering price and redemption price per share ($31,060,358 ÷ 2,637,054 shares)		$11.78

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2018
Investment Income
Dividends:
Affiliated issuers		$524,925
Expenses
Independent trustees' fees and expenses	$188
Total expenses		188
Net investment income (loss)		524,737
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Affiliated issuers	252,838
Capital gain distributions from underlying funds:
Affiliated issuers	951,408
Total net realized gain (loss)		1,204,246
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Affiliated issuers	(3,024,745)
Total change in net unrealized appreciation (depreciation)		(3,024,745)
Net gain (loss)		(1,820,499)
Net increase (decrease) in net assets resulting from operations		$(1,295,762)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2018	Year ended December 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$524,737	$594,293
Net realized gain (loss)	1,204,246	827,617
Change in net unrealized appreciation (depreciation)	(3,024,745)	2,630,906
Net increase (decrease) in net assets resulting from operations	(1,295,762)	4,052,816
Distributions to shareholders	(1,113,788)	–
Distributions to shareholders from net investment income	–	(591,734)
Distributions to shareholders from net realized gain	–	(628,990)
Total distributions	(1,113,788)	(1,220,724)
Share transactions
Proceeds from sales of shares	129,007	1,177,281
Reinvestment of distributions	1,113,788	1,220,724
Cost of shares redeemed	(2,590,868)	(4,308,811)
Net increase (decrease) in net assets resulting from share transactions	(1,348,073)	(1,910,806)
Total increase (decrease) in net assets	(3,757,623)	921,286
Net Assets
Beginning of period	34,817,981	33,896,695
End of period	$31,060,358	$34,817,981
Other Information
Undistributed net investment income end of period		$2,558
Shares
Sold	10,479	97,365
Issued in reinvestment of distributions	92,701	98,613
Redeemed	(206,903)	(348,172)
Net increase (decrease)	(103,723)	(152,194)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

VIP Freedom Lifetime Income II Portfolio

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$12.70	$11.72	$11.47	$11.76	$11.43
Income from Investment Operations
Net investment income (loss)A	.20	.21	.21	.24	.23
Net realized and unrealized gain (loss)	(.70)	1.22	.44	(.27)	.35
Total from investment operations	(.50)	1.43	.65	(.03)	.58
Distributions from net investment income	(.20)	(.22)	(.20)	(.24)	(.21)
Distributions from net realized gain	(.22)	(.23)	(.20)	(.03)	(.04)
Total distributions	(.42)	(.45)	(.40)	(.26)B	(.25)
Net asset value, end of period	$11.78	$12.70	$11.72	$11.47	$11.76
Total ReturnC,D	(3.96)%	12.29%	5.90%	(.23)%	5.06%
Ratios to Average Net AssetsE
Expenses before reductionsF	-%	-%	-%	-%	-%
Expenses net of fee waivers, if any	- %F	-%	-%	-%	-%
Expenses net of all reductions	- %F	-%	-%	-%	-%
Net investment income (loss)	1.57%	1.71%	1.84%	2.06%	1.97%
Supplemental Data
Net assets, end of period (000 omitted)	$31,060	$34,818	$33,897	$30,348	$29,531
Portfolio turnover rateG	34%	12%	16%	14%	9%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.26 per share is comprised of distributions from net investment income of $.238 and distributions from net realized gain of $.026 per share.

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund but do not include expenses of the underlying funds in which the Fund invests.

 F Amount represents less than .005%.

 G Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

VIP Freedom Lifetime Income® III Portfolio

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Holdings as of December 31, 2018

% of fund's net assets
VIP Investment Grade Bond Portfolio Investor Class	22.7
VIP Overseas Portfolio Investor Class	13.2
VIP Emerging Markets Portfolio Investor Class	7.7
VIP Government Money Market Portfolio Investor Class 2.16%	7.4
VIP Growth & Income Portfolio Investor Class	7.3
Fidelity Inflation-Protected Bond Index Fund Institutional Premium Class	6.8
VIP Equity-Income Portfolio Investor Class	6.4
VIP Growth Portfolio Investor Class	6.3
VIP Contrafund Portfolio Investor Class	6.1
Fidelity Long Term Treasury Bond Index Fund	5.2
89.1

Asset Allocation (% of fund's net assets)

Period end
Domestic Equity Funds	34.9%
International Equity Funds	20.9%
Bond Funds	36.8%
Short-Term Funds	7.4%

VIP Freedom Lifetime Income® III Portfolio

Schedule of Investments December 31, 2018

Showing Percentage of Net Assets

Domestic Equity Funds - 34.9%
	Shares	Value
VIP Contrafund Portfolio Investor Class (a)	54,592	$1,743,110
VIP Equity-Income Portfolio Investor Class (a)	90,279	1,829,047
VIP Growth & Income Portfolio Investor Class (a)	108,044	2,085,255
VIP Growth Portfolio Investor Class (a)	28,367	1,781,720
VIP Mid Cap Portfolio Investor Class (a)	16,839	505,352
VIP Value Portfolio Investor Class (a)	102,824	1,342,879
VIP Value Strategies Portfolio Investor Class (a)	59,256	654,186
TOTAL DOMESTIC EQUITY FUNDS
(Cost $9,186,555)		9,941,549

International Equity Funds - 20.9%
VIP Emerging Markets Portfolio Investor Class (a)	220,440	2,184,562
VIP Overseas Portfolio Investor Class (a)	197,164	3,757,947
TOTAL INTERNATIONAL EQUITY FUNDS
(Cost $5,883,780)		5,942,509

Bond Funds - 36.8%
Fidelity Inflation-Protected Bond Index Fund Institutional Premium Class (a)	206,019	1,955,119
Fidelity Long Term Treasury Bond Index Fund (a)	117,050	1,484,199
VIP High Income Portfolio Investor Class (a)	120,062	593,106
VIP Investment Grade Bond Portfolio Investor Class (a)	525,173	6,454,380
TOTAL BOND FUNDS
(Cost $10,724,122)		10,486,804

Short-Term Funds - 7.4%
VIP Government Money Market Portfolio Investor Class 2.16% (a)(b)
(Cost $2,097,777)	2,097,777	2,097,777
TOTAL INVESTMENT IN SECURITIES - 100.0%
(Cost $27,892,234)		28,468,639
NET OTHER ASSETS (LIABILITIES) - 0.0%		(3)
NET ASSETS - 100%		$28,468,636

Legend

 (a) Affiliated Fund

 (b) The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Underlying Funds

Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds, excluding any Money Market Central Funds, is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur.

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Fidelity Inflation-Protected Bond Index Fund Institutional Premium Class	$--	$42,744	$120,835	$39,885	$(3,854)	$(64,347)	$1,955,119
Fidelity Inflation-Protected Bond Index Fund Premium Class	--	2,141,501	39,188	2,088	(902)	--	--
Fidelity Long Term Treasury Bond Index Fund	--	44,542	184,288	8,064	(1,821)	8,562	1,484,199
Fidelity Long-Term Treasury Bond Index Fund Premium Class	--	1,636,429	18,334	13,492	(891)	--	--
VIP Contrafund Portfolio Investor Class	2,489,286	335,951	788,501	215,648	62,507	(356,133)	1,743,110
VIP Emerging Markets Portfolio Investor Class	1,077,469	1,678,353	239,072	13,536	36,654	(368,842)	2,184,562
VIP Equity-Income Portfolio Investor Class	2,615,358	309,197	787,728	154,982	(51,426)	(256,354)	1,829,047
VIP Government Money Market Portfolio Investor Class 2.16%	1,093,268	1,186,135	181,626	28,376	--	--	2,097,777
VIP Growth & Income Portfolio Investor Class	3,035,821	344,299	960,869	166,766	101,787	(435,783)	2,085,255
VIP Growth Portfolio Investor Class	2,536,867	462,905	954,823	344,245	143,339	(406,568)	1,781,720
VIP High Income Portfolio Investor Class	2,120,198	131,064	1,596,439	48,743	(109,720)	48,003	593,106
VIP Investment Grade Bond Portfolio Investor Class	9,686,654	1,289,490	4,188,256	242,331	(157,780)	(175,728)	6,454,380
VIP Mid Cap Portfolio Investor Class	732,753	114,218	208,411	60,967	18,106	(151,314)	505,352
VIP Overseas Portfolio Investor Class	4,113,938	863,599	530,341	63,884	22,045	(711,294)	3,757,947
VIP Value Portfolio Investor Class	1,933,329	208,294	491,441	110,369	25,857	(333,160)	1,342,879
VIP Value Strategies Portfolio Investor Class	948,299	104,423	226,466	44,394	(11,133)	(160,937)	654,186
	$32,383,240	$10,893,144	$11,516,618	$1,557,770	$72,768	$(3,363,895)	$28,468,639

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

VIP Freedom Lifetime Income® III Portfolio

Financial Statements

Statement of Assets and Liabilities

		December 31, 2018
Assets
Investment in securities, at value — See accompanying schedule:
Affiliated issuers (cost $27,892,234)	$28,468,639
Total Investment in Securities (cost $27,892,234)		$28,468,639
Cash		2
Receivable for investments sold		639,972
Total assets		29,108,613
Liabilities
Payable for investments purchased	$638,573
Payable for fund shares redeemed	1,404
Total liabilities		639,977
Net Assets		$28,468,636
Net Assets consist of:
Paid in capital		$26,907,869
Total distributable earnings (loss)		1,560,767
Net Assets, for 2,394,941 shares outstanding		$28,468,636
Net Asset Value, offering price and redemption price per share ($28,468,636 ÷ 2,394,941 shares)		$11.89

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2018
Investment Income
Dividends:
Affiliated issuers		$451,837
Expenses
Independent trustees' fees and expenses	$175
Total expenses		175
Net investment income (loss)		451,662
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Affiliated issuers	72,768
Capital gain distributions from underlying funds:
Affiliated issuers	1,105,933
Total net realized gain (loss)		1,178,701
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Affiliated issuers	(3,363,895)
Total change in net unrealized appreciation (depreciation)		(3,363,895)
Net gain (loss)		(2,185,194)
Net increase (decrease) in net assets resulting from operations		$(1,733,532)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2018	Year ended December 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$451,662	$544,485
Net realized gain (loss)	1,178,701	895,739
Change in net unrealized appreciation (depreciation)	(3,363,895)	3,124,101
Net increase (decrease) in net assets resulting from operations	(1,733,532)	4,564,325
Distributions to shareholders	(1,072,881)	–
Distributions to shareholders from net investment income	–	(543,806)
Distributions to shareholders from net realized gain	–	(812,703)
Total distributions	(1,072,881)	(1,356,509)
Share transactions
Proceeds from sales of shares	37,402	1,985,174
Reinvestment of distributions	1,072,881	1,356,509
Cost of shares redeemed	(2,218,539)	(2,247,094)
Net increase (decrease) in net assets resulting from share transactions	(1,108,256)	1,094,589
Total increase (decrease) in net assets	(3,914,669)	4,302,405
Net Assets
Beginning of period	32,383,305	28,080,900
End of period	$28,468,636	$32,383,305
Other Information
Undistributed net investment income end of period		$1
Shares
Sold	2,966	164,920
Issued in reinvestment of distributions	87,419	108,141
Redeemed	(172,271)	(177,878)
Net increase (decrease)	(81,886)	95,183

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

VIP Freedom Lifetime Income III Portfolio

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$13.07	$11.79	$11.59	$11.91	$11.74
Income from Investment Operations
Net investment income (loss)A	.19	.22	.23	.27	.25
Net realized and unrealized gain (loss)	(.92)	1.62	.51	(.30)	.37
Total from investment operations	(.73)	1.84	.74	(.03)	.62
Distributions from net investment income	(.19)	(.23)	(.21)	(.24)	(.22)
Distributions from net realized gain	(.26)	(.33)	(.33)	(.05)	(.23)
Total distributions	(.45)	(.56)	(.54)	(.29)	(.45)
Net asset value, end of period	$11.89	$13.07	$11.79	$11.59	$11.91
Total ReturnB,C	(5.68)%	15.85%	6.83%	(.27)%	5.30%
Ratios to Average Net AssetsD
Expenses before reductionsE	-%	-%	-%	-%	-%
Expenses net of fee waivers, if any	- %E	-%	-%	-%	-%
Expenses net of all reductions	- %E	-%	-%	-%	-%
Net investment income (loss)	1.45%	1.74%	1.95%	2.23%	2.07%
Supplemental Data
Net assets, end of period (000 omitted)	$28,469	$32,383	$28,081	$21,180	$17,037
Portfolio turnover rateF	35%	15%	15%	12%	18%

 A Calculated based on average shares outstanding during the period.

 B Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund but do not include expenses of the underlying funds in which the Fund invests.

 E Amount represents less than .005%.

 F Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2018

1. Organization.

VIP Freedom Lifetime Income I Portfolio, VIP Freedom Lifetime Income II Portfolio, and VIP Freedom Lifetime Income III Portfolio (the Funds) are funds of Variable Insurance Products Fund V (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Each Fund is authorized to issue an unlimited number of shares. The Funds invest primarily in a combination of other VIP equity, bond, and short-term funds (the Underlying Funds) managed by Fidelity Management & Research Company (FMR). Shares of each Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts.

2. Significant Accounting Policies.

Each Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows. Investments in the Underlying Funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of each Fund and do not include any expenses associated with the Underlying Funds. Although not included in each Fund's expenses, each Fund indirectly bears its proportionate share of the Underlying Funds' expenses through the impact of these expenses on each Underlying Fund's NAV. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2018, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
VIP Freedom Lifetime Income I	$12,192,133	$294,772	$(279,361)	$15,411
VIP Freedom Lifetime Income II	30,608,634	1,306,435	(854,711)	451,724
VIP Freedom Lifetime Income III	27,954,192	1,390,422	(875,975)	514,447

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Undistributed long-term capital gain	Net unrealized appreciation (depreciation) on securities and other investments
VIP Freedom Lifetime Income I	$37,098	$94,741	$15,411
VIP Freedom Lifetime Income II	68,859	1,021,400	451,724
VIP Freedom Lifetime Income III	45,741	1,000,579	514,447

The tax character of distributions paid was as follows:

December 31, 2018
	Ordinary Income	Long-term Capital Gains	Total
VIP Freedom Lifetime Income I	$230,239	$177,241	$407,480
VIP Freedom Lifetime Income II	602,791	510,997	1,113,788
VIP Freedom Lifetime Income III	519,531	553,350	1,072,881

December 31, 2017
	Ordinary Income	Long-term Capital Gains	Total
VIP Freedom Lifetime Income I	$320,892	$122,640	$443,532
VIP Freedom Lifetime Income II	805,936	414,788	1,220,724
VIP Freedom Lifetime Income III	785,498	571,011	1,356,509

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Funds' financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation	Prior Line-Item Presentation
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

3. Purchases and Redemptions of Underlying Fund Shares.

Purchases and redemptions of the Underlying Fund shares are noted in the table below.

	Purchases ($)	Redemptions ($)
VIP Freedom Lifetime Income I	5,058,485	5,783,287
VIP Freedom Lifetime Income II	11,515,603	12,501,071
VIP Freedom Lifetime Income III	10,893,144	11,516,618

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR Co., Inc. (the investment adviser), an affiliate of FMR, provides the Funds with investment management related services. The Funds do not pay any fees for these services.

Interfund Trades. The Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

5. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were owners of record of all of the outstanding shares of the Funds.

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund V and the Shareholders of VIP Freedom Lifetime Income I Portfolio, VIP Freedom Lifetime Income II Portfolio and VIP Freedom Lifetime Income III Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of VIP Freedom Lifetime Income I Portfolio, VIP Freedom Lifetime Income II Portfolio and VIP Freedom Lifetime Income III Portfolio (the "Funds"), each a fund of Variable Insurance Products Fund V, including the schedules of investments, as of December 31, 2018, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2018, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodians and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 15, 2019

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trusts and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  If the interests of a fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds.  FMRC has structured the funds to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, FMRC, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict.  Each of the Trustees oversees 260 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trusts or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). She is the President of First to Four LLC (leadership and mentoring services, 2012-present). She also serves as a member of the Board of Directors and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor, and aerospace systems, 2013-present), Board of Directors and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and Board of Directors of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a Member of the Advisory Board of certain Fidelity® funds (2018), a member of the Board of Directors and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board of Directors, Chair of the Nomination and Governance Committee and member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Board of Directors of the Army Historical Foundation (2015-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present) and a member of the Board of Trustees of Florida Institute of Technology (2015-present) and ThanksUSA (military family education non-profit, 2014-present).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as interim president of Michigan State University (2018-2019), a Member of the Advisory Board of certain Fidelity® funds (2014-2016), president of the Business Roundtable (2011-2017), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007), and Chase Manhattan Bank (1975-1978).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as President Fixed Income, High Income/Emerging Market Debt and Multi Asset Class Strategies of FIAM LLC (2018-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), President, Fixed Income (2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice Chairman of FIAM LLC (investment adviser firm, 2014-2018), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-2018), President Multi-Asset Class Strategies of FMR's Global Asset Allocation Division (2017-2018), Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of certain Fidelity® funds (2008-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2018 to December 31, 2018).

Actual Expenses

The first line of the accompanying table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, each Fund, as a shareholder in underlying Fidelity Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Funds. These fees and expenses are not included in each Fund's annualized expense ratio used to calculate the expense estimates in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, each Fund, as a shareholder in underlying Fidelity Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Funds. These fees and expenses are not included in each Fund's annualized expense ratio used to calculate the expense estimates in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period-B July 1, 2018 to December 31, 2018
VIP Freedom Lifetime Income I	- %-C
Actual		$1,000.00	$981.00	$--D
Hypothetical-E		$1,000.00	$1,025.21	$--D
VIP Freedom Lifetime Income II	- %-C
Actual		$1,000.00	$961.20	$--D
Hypothetical-E		$1,000.00	$1,025.21	$--D
VIP Freedom Lifetime Income III	- %-C
Actual		$1,000.00	$942.80	$--D
Hypothetical-E		$1,000.00	$1,025.21	$--D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of the underlying Fidelity Funds in which each Fund invests are not included in each Fund's annualized expense ratio.

 C Amount represents less than .005%.

 D Amount represents less than $.01

 E 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
VIP Freedom Lifetime Income I	02/15/2019	02/15/2019	$0.008	$0.109
VIP Freedom Lifetime Income II	02/15/2019	02/15/2019	$0.006	$0.412
VIP Freedom Lifetime Income III	02/15/2019	02/15/2019	$0.005	$0.436

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended December 31, 2018, or, if subsequently determined to be different, the net capital gain of such year.

VIP Freedom Lifetime Income I	$95,483
VIP Freedom Lifetime Income II	$1,024,023
VIP Freedom Lifetime Income III	$1,004,194

A percentage of the dividends distributed during the fiscal year for the following funds were derived from interest on U.S. Government securities which is generally exempt from state income tax:

VIP Freedom Lifetime Income I	24.62%
VIP Freedom Lifetime Income II	14.04%
VIP Freedom Lifetime Income III	9.17%

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends–received deduction for corporate shareholders:

VIP Freedom Lifetime Income I
February 2018	1%
December 2018	5%
VIP Freedom Lifetime Income II
February 2018	1%
December 2018	11%
VIP Freedom Lifetime Income III
February 2018	–
December 2018	17%

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
VIP Freedom Lifetime Income I	12/21/2018	$0.0149	$0.0019
VIP Freedom Lifetime Income II	12/21/2018	$0.0276	$0.0035
VIP Freedom Lifetime Income III	12/21/2018	$0.0375	$0.0046

Board Approval of Investment Advisory Contracts and Management Fees

VIP Freedom Lifetime Income Funds

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract (the Advisory Contract) with FMR Co., Inc. (FMRC), an affiliate of Fidelity Management & Research Company (FMR), for each fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contract, including the services and support provided to each fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of each fund's Advisory Contract. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contract. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2018 meeting, the Board unanimously determined to renew each fund's Advisory Contract. In reaching its determination, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contract was in the best interests of each fund and its shareholders and that the fact that no fees are payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. In reaching its determination, the Board was aware that shareholders of each fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the funds, including the backgrounds of investment personnel of FMRC, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups with responsibility for the underlying Fidelity funds in which each fund invests. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by Fidelity under the Advisory Contract and under separate agreements covering transfer agency, and pricing and bookkeeping services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes, and converting certain voluntary expense caps to contractual caps, to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for funds that had such fees; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether each fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the investment adviser about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for each fund for different time periods, measured against one or more appropriate securities market indices, including a customized blended index that reflects the respective weights of the fund's asset classes (each a "benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the investment adviser the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses, including acquired fund fees and expenses, but after transaction costs, if any) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses, including acquired fund fees and expenses) compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; the extent to which particular underlying funds affected performance; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for each fund and an appropriate benchmark index for the most recent one-, three-, and five-year periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should continue to benefit the shareholders of each fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board noted that the funds do not pay FMRC a management fee for investment advisory services, and that each fund bears indirectly the fees and expenses, including the management fees, paid by the underlying Fidelity funds in which it invests. The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than a fund. The funds' actual TMG %s and the number of funds in the Total Mapped Group are in the charts below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked, is also included in the charts and was considered by the Board.

VIP Freedom Lifetime Income I Portfolio

VIP Freedom Lifetime Income II Portfolio

VIP Freedom Lifetime Income III Portfolio

The Board noted that each fund's management fee rate of 0.00% ranked below the median of its Total Mapped Group and below the median of its ASPG for 2017. The Board further noted that many peer funds pay fund-level expenses, including management fees, to which the funds are not subject.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures, and that while the funds do not pay a management fee, they indirectly bear a portion of the management fees paid by the Fidelity funds in which they invest, some of which are subject to the group fee. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component (such as the funds) and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each fund's total expense ratio, the Board considered that the funds do not pay transfer agent fees. Instead, the applicable class of each underlying Fidelity fund bears its pro rata portion of each fund's transfer agent fee according to the percentage of each fund's assets invested in that underlying fund. The Board further noted that FMR pays all other expenses of each fund, with limited exceptions.

The Board noted that each fund's total expense ratio ranked below the competitive median for 2017.

In considering each fund's total expense ratio, the Board also considered an alternative competitive analysis that included both top level (i.e., direct) fund fees and acquired fund fees and expenses for the fund and the other funds and classes to which it is compared. The Board noted that, under this alternative competitive analysis, each fund's total expense ratio ranked below the competitive median for 2017.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that each fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the level of Fidelity's profits in respect of all the Fidelity funds, including the Fidelity funds in which the funds invest.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses.

The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund were not relevant to the renewal of each fund's Advisory Contract because the funds do not pay management fees and FMR pays all other expenses of each fund, with limited exceptions.

Economies of Scale.  The Board concluded that because the funds do not pay management fees and FMR pays all other expenses of each fund, with limited exceptions, economies of scale cannot be realized by the funds, but may be realized by the other Fidelity funds in which each fund invests, many of which may benefit from breakpoints under the group fee arrangement.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of Fidelity's voluntary expense limitation agreements; (vi) the methodology with respect to competitive fund data and peer group classifications; (vii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends, and the impact of the increased use of omnibus accounts; (viii) new developments in the retail and institutional marketplaces and the competitive positioning of the funds relative to other investment products and services; (ix) the impact of recent changes to the money market fund landscape, including the full implementation of money market fund reform and rising interest rates, on Fidelity's money market funds; (x) the funds' share class structures and distribution channels; and (xi) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain classes. In addition, the Board considered its discussions with Fidelity throughout the year regarding enhanced information security initiatives and the funds' fair valuation policies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that each fund's Advisory Contract should be renewed.

VIPFLI-ANN-0219
1.816199.113

Fidelity® Variable Insurance Products:
Investor Freedom® Funds - Income, 2005, 2010, 2015, 2020, 2025, 2030

Investor Freedom Income® Portfolio

Investor Freedom® 2005 Portfolio

Investor Freedom® 2010 Portfolio

Investor Freedom® 2015 Portfolio

Investor Freedom® 2020 Portfolio

Investor Freedom® 2025 Portfolio

Investor Freedom® 2030 Portfolio

Annual Report

December 31, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, and if your insurance carrier elects to participate, you may not be receiving paper copies of the Fund’s shareholder reports from the insurance company that offers your variable insurance product unless you specifically request paper copies from your financial professional or the administrator of your variable insurance product. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

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Contents

Performance
Management's Discussion of Fund Performance
VIP Investor Freedom Income Portfolio℠
Investment Summary
Schedule of Investments
Financial Statements
VIP Investor Freedom 2005 Portfolio℠
Investment Summary
Schedule of Investments
Financial Statements
VIP Investor Freedom 2010 Portfolio℠
Investment Summary
Schedule of Investments
Financial Statements
VIP Investor Freedom 2015 Portfolio℠
Investment Summary
Schedule of Investments
Financial Statements
VIP Investor Freedom 2020 Portfolio℠
Investment Summary
Schedule of Investments
Financial Statements
VIP Investor Freedom 2025 Portfolio℠
Investment Summary
Schedule of Investments
Financial Statements
VIP Investor Freedom 2030 Portfolio℠
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Funds nor Fidelity Distributors Corporation is a bank.

VIP Investor Freedom Income Portfolio℠

Performance: The Bottom Line

Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2018	Past 1 year	Past 5 years	Past 10 years
VIP Investor Freedom Income Portfolio℠	(2.03)%	2.79%	4.92%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Investor Freedom Income Portfolio℠ on December 31, 2008.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays U.S. Aggregate Bond Index performed over the same period.

Period Ending Values
$16,159	VIP Investor Freedom Income Portfolio℠
$14,075	Bloomberg Barclays U.S. Aggregate Bond Index

VIP Investor Freedom 2005 Portfolio℠

Performance: The Bottom Line

Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2018	Past 1 year	Past 5 years	Past 10 years
VIP Investor Freedom 2005 Portfolio℠	(3.04)%	3.25%	6.79%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Investor Freedom 2005 Portfolio℠ on December 31, 2008.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays U.S. Aggregate Bond Index performed over the same period.

Period Ending Values
$19,298	VIP Investor Freedom 2005 Portfolio℠
$14,075	Bloomberg Barclays U.S. Aggregate Bond Index

VIP Investor Freedom 2010 Portfolio℠

Performance: The Bottom Line

Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2018	Past 1 year	Past 5 years	Past 10 years
VIP Investor Freedom 2010 Portfolio℠	(4.06)%	3.55%	7.74%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Investor Freedom 2010 Portfolio℠ on December 31, 2008.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays U.S. Aggregate Bond Index performed over the same period.

Period Ending Values
$21,072	VIP Investor Freedom 2010 Portfolio℠
$14,075	Bloomberg Barclays U.S. Aggregate Bond Index

VIP Investor Freedom 2015 Portfolio℠

Performance: The Bottom Line

Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2018	Past 1 year	Past 5 years	Past 10 years
VIP Investor Freedom 2015 Portfolio℠	(5.02)%	3.81%	8.11%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Investor Freedom 2015 Portfolio℠ on December 31, 2008.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$21,806	VIP Investor Freedom 2015 Portfolio℠
$14,075	Bloomberg Barclays U.S. Aggregate Bond Index
$34,303	S&P 500® Index

Going forward, the fund’s performance will be compared to the Bloomberg Barclays U.S. Aggregate Bond Index, rather than the S&P 500® Index. The Bloomberg Barclays U.S. Aggregate Bond Index more closely represents the fund’s investment strategy, as fixed-income and short-term funds currently represent the majority of the fund’s assets.

VIP Investor Freedom 2020 Portfolio℠

Performance: The Bottom Line

Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2018	Past 1 year	Past 5 years	Past 10 years
VIP Investor Freedom 2020 Portfolio℠	(5.94)%	3.94%	8.80%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Investor Freedom 2020 Portfolio℠ on December 31, 2008.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$23,233	VIP Investor Freedom 2020 Portfolio℠
$34,303	S&P 500® Index

VIP Investor Freedom 2025 Portfolio℠

Performance: The Bottom Line

Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2018	Past 1 year	Past 5 years	Past 10 years
VIP Investor Freedom 2025 Portfolio℠	(6.56)%	4.11%	9.52%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Investor Freedom 2025 Portfolio℠ on December 31, 2008.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$24,823	VIP Investor Freedom 2025 Portfolio℠
$34,303	S&P 500® Index

VIP Investor Freedom 2030 Portfolio℠

Performance: The Bottom Line

Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2018	Past 1 year	Past 5 years	Past 10 years
VIP Investor Freedom 2030 Portfolio℠	(7.87)%	4.39%	9.98%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Investor Freedom 2030 Portfolio℠ on December 31, 2008.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$25,890	VIP Investor Freedom 2030 Portfolio℠
$34,303	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  The global economy remained in expansion in 2018, but growth became less synchronous and more uneven. Meanwhile, global monetary policy became a headwind, and this uncertainty spurred an increase in volatility among risk assets. China entered a growth recession in the latter part of the year, and this slowdown, along with global monetary tightening and trade-policy uncertainty between China and the U.S., weighed on the industrial sectors in Europe and elsewhere. Looking at global assets, the year marked a reversal of sorts, with the positive trajectory of equities seen earlier in the period turning decidedly negative later in the second half. Several factors served to dim the outlook for risk assets, including the pace of the U.S. Federal Reserve’s interest rate increases, emerging late-cycle conditions, slowing economic growth in China, falling commodity prices and the U.K.’s planned “Brexit” from the European Union. Against this backdrop, non-U.S. equities suffered a pronounced, broad-based correction, returning -14.04% for the year, according to the MSCI ACWI ex USA Index. Among regions in the index, Asia-Pacific (-11%) and Japan (-13%) held up best, whereas resource-rich Canada (-17%), Europe (-14%) and emerging markets (-14%) lagged. In a turnaround from prior quarters in 2018, the value segment of equity markets outpaced growth across the globe amid the fourth-quarter downturn. Results at home, albeit negative, were comparatively strong globally, with the U.S. bellwether S&P 500® index returning -4.38%. Sector-wise, seven of the 11 major sectors in the S&P 500® lost ground this period. Falling crude-oil prices caused energy stocks (-18%) to suffer most, while concerns about slowing global growth felled the materials (-15%), industrials (-13%) and financials (-13%) sectors. Conversely, health care (+6%) led the way, followed by the utilities (+4%), information technology (+3%) and consumer discretionary (+2%) sectors. The small-cap-oriented Russell 2000® Index had a return of -11.01% for the year. Commodities also struggled, as reflected in the -11.25% result of the Bloomberg Barclays Commodity Index Total Return. U.S. investment-grade bonds were roughly flat (+0.01%) for the 12 months, according to the Bloomberg Barclays U.S. Aggregate Bond Index. In the latter half of the period, concerns about global growth pushed Treasury yields lower and credit spreads wider. Short-term debt, as shown by the Bloomberg Barclays U.S. 3-Month Treasury Bellwether Index, led most U.S. investment-grade sectors with a return of 1.9%, followed by asset-backed securities (+1.8%) and agency bonds (+1.3%), while corporate credit returned -2.1%. Elsewhere, international bonds faced a similar struggle, while other non-core, more-credit-sensitive fixed-income segments, including U.S. high-yield corporates and emerging-markets debt also had a difficult year.

Comments from Co-Portfolio Managers Andrew Dierdorf and Brett Sumsion:  For the year, VIP Investor Freedom Funds posted returns ranging from -2.03% for VIP Investor Freedom Income Portfolio to -7.87% for VIP Investor Freedom 2030 Portfolio. Each VIP Investor Freedom Portfolio underperformed its respective Composite benchmark by roughly 1 to 3 percentage points. Versus Composites, underlying investment performance was the primary reason for the Portfolios’ underperformance the past year, with asset allocation detracting to a lesser extent. In terms of investment performance, our underlying U.S. equity positions hurt most. Here, a handful of underlying investments, including Fidelity® VIP Growth & Income Portfolio and Fidelity® VIP Value Portfolio, each lagged their respective benchmarks by roughly 5 percentage points for the 12 months. Non-U.S. equity investments notably detracted, as investments in Fidelity® VIP Emerging Markets Portfolio and Fidelity® VIP Overseas Portfolio trailed their benchmarks by about 3 and 1 percentage points, respectively. In terms of asset allocation, underweighting investment-grade bonds held back the Portfolios’ relative performance. Intra-asset class allocation decisions within U.S. equities also notably detracted, especially allocations to value-oriented strategies, which lagged growth in 2018. An overweighting in emerging-markets stocks – the worst-performing asset class this year – also hurt. Conversely, higher allocations to long-term U.S. Treasury bonds, short-term debt and inflation-protected securities added value relative to Composites.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to Shareholders:  In May, the Board of Trustees for Fidelity VIP Investor Freedom Funds approved some enhancements to the glide path for Fidelity's target-date portfolios, adding inflation-protected debt and long-term U.S. Treasury bonds. These adjustments were implemented by the end of 2018.

VIP Investor Freedom Income Portfolio℠

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Holdings as of December 31, 2018

% of fund's net assets
VIP Investment Grade Bond Portfolio Investor Class	36.2
VIP Government Money Market Portfolio Investor Class 2.16%	24.1
Fidelity Inflation-Protected Bond Index Fund Institutional Premium Class	12.4
Fidelity Long Term Treasury Bond Index Fund	5.5
VIP Overseas Portfolio Investor Class	5.4
VIP Emerging Markets Portfolio Investor Class	4.2
VIP Growth & Income Portfolio Investor Class	2.1
VIP High Income Portfolio Investor Class	2.0
VIP Equity-Income Portfolio Investor Class	1.9
VIP Growth Portfolio Investor Class	1.8
95.6

Asset Allocation (% of fund's net assets)

Period end
Domestic Equity Funds	10.2%
International Equity Funds	9.6%
Bond Funds	56.1%
Short-Term Funds	24.1%

VIP Investor Freedom Income Portfolio℠

Schedule of Investments December 31, 2018

Showing Percentage of Net Assets

Domestic Equity Funds - 10.2%
	Shares	Value
VIP Contrafund Portfolio Investor Class (a)	41,775	$1,333,876
VIP Equity-Income Portfolio Investor Class (a)	69,084	1,399,645
VIP Growth & Income Portfolio Investor Class (a)	82,668	1,595,493
VIP Growth Portfolio Investor Class (a)	21,707	1,363,415
VIP Mid Cap Portfolio Investor Class (a)	12,925	387,877
VIP Value Portfolio Investor Class (a)	78,713	1,027,990
VIP Value Strategies Portfolio Investor Class (a)	45,440	501,654
TOTAL DOMESTIC EQUITY FUNDS
(Cost $6,195,057)		7,609,950

International Equity Funds - 9.6%
VIP Emerging Markets Portfolio Investor Class (a)	316,144	3,132,987
VIP Overseas Portfolio Investor Class (a)	210,376	4,009,769
TOTAL INTERNATIONAL EQUITY FUNDS
(Cost $6,155,067)		7,142,756

Bond Funds - 56.1%
Fidelity Inflation-Protected Bond Index Fund Institutional Premium Class (a)	978,534	9,286,291
Fidelity Long Term Treasury Bond Index Fund (a)	323,236	4,098,628
VIP High Income Portfolio Investor Class (a)	297,959	1,471,917
VIP Investment Grade Bond Portfolio Investor Class (a)	2,204,187	27,089,462
TOTAL BOND FUNDS
(Cost $42,947,364)		41,946,298

Short-Term Funds - 24.1%
VIP Government Money Market Portfolio Investor Class 2.16% (a)(b)
(Cost $18,049,119)	18,049,119	18,049,119
TOTAL INVESTMENT IN SECURITIES - 100.0%
(Cost $73,346,607)		74,748,123
NET OTHER ASSETS (LIABILITIES) - 0.0%		2
NET ASSETS - 100%		$74,748,125

Legend

 (a) Affiliated Fund

 (b) The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	3
Total	$3

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Affiliated Underlying Funds

Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds, excluding any Money Market Central Funds, is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur.

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Fidelity Inflation-Protected Bond Index Fund Institutional Premium Class	$--	$10,349,393	$750,373	$193,489	$(12,724)	$(300,005)	$9,286,291
Fidelity Long Term Treasury Bond Index Fund	--	274,693	419,547	19,961	(12,624)	4,403	4,098,628
Fidelity Long-Term Treasury Bond Index Fund Premium Class	1,613,407	3,015,576	372,084	58,891	(10,638)	5,442	--
VIP Contrafund Portfolio Investor Class	1,841,127	734,325	1,035,531	163,572	77,773	(283,818)	1,333,876
VIP Emerging Markets Portfolio Investor Class	2,868,422	1,823,285	1,010,914	19,655	33,296	(581,102)	3,132,987
VIP Equity-Income Portfolio Investor Class	1,941,109	751,773	1,075,047	116,751	13,189	(231,379)	1,399,645
VIP Government Money Market Portfolio Investor Class 2.16%	24,499,469	5,682,991	12,133,341	352,616	--	--	18,049,119
VIP Growth & Income Portfolio Investor Class	2,226,546	832,869	1,229,137	126,459	156,206	(390,991)	1,595,493
VIP Growth Portfolio Investor Class	1,874,934	834,779	1,167,026	261,414	205,104	(384,376)	1,363,415
VIP High Income Portfolio Investor Class	1,506,782	444,277	340,867	86,039	(3,786)	(134,489)	1,471,917
VIP Investment Grade Bond Portfolio Investor Class	29,526,046	7,834,480	9,210,735	874,144	(134,709)	(925,620)	27,089,462
VIP Mid Cap Portfolio Investor Class	539,310	223,861	278,904	46,249	16,486	(112,876)	387,877
VIP Overseas Portfolio Investor Class	4,883,906	1,691,762	1,858,042	65,639	103,750	(811,607)	4,009,769
VIP Value Portfolio Investor Class	1,426,078	569,908	749,792	82,759	37,093	(255,297)	1,027,990
VIP Value Strategies Portfolio Investor Class	696,511	270,771	342,235	33,344	5,862	(129,255)	501,654
	75,443,647	35,334,743	31,973,575	2,500,982	474,278	(4,530,970)	74,748,123

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

VIP Investor Freedom Income Portfolio℠

Financial Statements

Statement of Assets and Liabilities

		December 31, 2018
Assets
Investment in securities, at value — See accompanying schedule:
Affiliated issuers (cost $73,346,607)	$74,748,123
Total Investment in Securities (cost $73,346,607)		$74,748,123
Cash		6
Receivable for investments sold		1,531,238
Total assets		76,279,367
Liabilities
Payable for investments purchased	$1,012,447
Payable for fund shares redeemed	518,795
Total liabilities		1,531,242
Net Assets		$74,748,125
Net Assets consist of:
Paid in capital		$71,965,428
Total distributable earnings (loss)		2,782,697
Net Assets, for 6,732,701 shares outstanding		$74,748,125
Net Asset Value, offering price and redemption price per share ($74,748,125 ÷ 6,732,701 shares)		$11.10

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2018
Investment Income
Dividends:
Affiliated issuers		$1,373,866
Income from Fidelity Central Funds		3
Total income		1,373,869
Expenses
Independent trustees' fees and expenses	$423
Total expenses		423
Net investment income (loss)		1,373,446
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Affiliated issuers	474,278
Capital gain distributions from underlying funds:
Affiliated issuers	1,127,116
Total net realized gain (loss)		1,601,394
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Affiliated issuers	(4,530,970)
Total change in net unrealized appreciation (depreciation)		(4,530,970)
Net gain (loss)		(2,929,576)
Net increase (decrease) in net assets resulting from operations		$(1,556,130)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2018	Year ended December 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,373,446	$1,134,659
Net realized gain (loss)	1,601,394	1,086,038
Change in net unrealized appreciation (depreciation)	(4,530,970)	3,552,258
Net increase (decrease) in net assets resulting from operations	(1,556,130)	5,772,955
Distributions to shareholders	(2,200,376)	–
Distributions to shareholders from net investment income	–	(1,118,100)
Distributions to shareholders from net realized gain	–	(669,886)
Total distributions	(2,200,376)	(1,787,986)
Share transactions
Proceeds from sales of shares	16,526,354	13,236,976
Reinvestment of distributions	2,200,376	1,787,986
Cost of shares redeemed	(15,667,188)	(10,654,992)
Net increase (decrease) in net assets resulting from share transactions	3,059,542	4,369,970
Total increase (decrease) in net assets	(696,964)	8,354,939
Net Assets
Beginning of period	75,445,089	67,090,150
End of period	$74,748,125	$75,445,089
Other Information
Undistributed net investment income end of period		$16,559
Shares
Sold	1,436,706	1,145,861
Issued in reinvestment of distributions	196,661	155,245
Redeemed	(1,363,220)	(923,119)
Net increase (decrease)	270,147	377,987

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

VIP Investor Freedom Income Portfolio

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$11.67	$11.03	$10.86	$11.11	$10.97
Income from Investment Operations
Net investment income (loss)A	.21	.18	.16	.19	.17
Net realized and unrealized gain (loss)	(.45)	.75	.31	(.23)	.25
Total from investment operations	(.24)	.93	.47	(.04)	.42
Distributions from net investment income	(.20)	(.18)	(.16)	(.19)	(.17)
Distributions from net realized gain	(.13)	(.11)	(.14)	(.01)	(.10)
Total distributions	(.33)	(.29)	(.30)	(.21)B	(.28)C
Net asset value, end of period	$11.10	$11.67	$11.03	$10.86	$11.11
Total ReturnD,E	(2.03)%	8.45%	4.43%	(.37)%	3.80%
Ratios to Average Net AssetsF,G
Expenses before reductionsH	-%	-%	-%	-%	-%
Expenses net of fee waivers, if any	- %H	-%	-%	-%	-%
Expenses net of all reductions	- %H	-%	-%	-%	-%
Net investment income (loss)	1.79%	1.59%	1.47%	1.68%	1.57%
Supplemental Data
Net assets, end of period (000 omitted)	$74,748	$75,445	$67,090	$64,031	$66,121
Portfolio turnover rateF	42%	25%	25%	33%	26%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.21 per share is comprised of distributions from net investment income of $.194 and distributions from net realized gain of $.015 per share.

 C Total distributions of $.28 per share is comprised of distributions from net investment income of $.170 and distributions from net realized gain of $.105 per share.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Amounts do not include the activity of the Underlying Funds.

 G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund but do not include expenses of the underlying funds in which the Fund invests.

 H Amount represents less than .005%.

See accompanying notes which are an integral part of the financial statements.

VIP Investor Freedom 2005 Portfolio℠

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Holdings as of December 31, 2018

% of fund's net assets
VIP Investment Grade Bond Portfolio Investor Class	32.9
VIP Government Money Market Portfolio Investor Class 2.16%	20.0
Fidelity Inflation-Protected Bond Index Fund Institutional Premium Class	10.9
VIP Overseas Portfolio Investor Class	7.2
Fidelity Long Term Treasury Bond Index Fund	5.7
VIP Emerging Markets Portfolio Investor Class	5.1
VIP Growth & Income Portfolio Investor Class	3.4
VIP Equity-Income Portfolio Investor Class	3.0
VIP Growth Portfolio Investor Class	2.9
VIP Contrafund Portfolio Investor Class	2.8
93.9

Asset Allocation (% of fund's net assets)

Period end
Domestic Equity Funds	16.2%
International Equity Funds	12.3%
Bond Funds	51.5%
Short-Term Funds	20.0%

VIP Investor Freedom 2005 Portfolio℠

Schedule of Investments December 31, 2018

Showing Percentage of Net Assets

Domestic Equity Funds - 16.2%
	Shares	Value
VIP Contrafund Portfolio Investor Class (a)	25,491	$813,919
VIP Equity-Income Portfolio Investor Class (a)	42,154	854,035
VIP Growth & Income Portfolio Investor Class (a)	50,443	973,548
VIP Growth Portfolio Investor Class (a)	13,245	831,938
VIP Mid Cap Portfolio Investor Class (a)	7,887	236,688
VIP Value Portfolio Investor Class (a)	48,031	627,279
VIP Value Strategies Portfolio Investor Class (a)	27,727	306,107
TOTAL DOMESTIC EQUITY FUNDS
(Cost $4,091,358)		4,643,514

International Equity Funds - 12.3%
VIP Emerging Markets Portfolio Investor Class (a)	148,318	1,469,835
VIP Overseas Portfolio Investor Class (a)	107,700	2,052,764
TOTAL INTERNATIONAL EQUITY FUNDS
(Cost $3,231,363)		3,522,599

Bond Funds - 51.5%
Fidelity Inflation-Protected Bond Index Fund Institutional Premium Class (a)	330,225	3,133,834
Fidelity Long Term Treasury Bond Index Fund (a)	127,610	1,618,090
VIP High Income Portfolio Investor Class (a)	114,880	567,506
VIP Investment Grade Bond Portfolio Investor Class (a)	766,051	9,414,760
TOTAL BOND FUNDS
(Cost $15,084,158)		14,734,190

Short-Term Funds - 20.0%
VIP Government Money Market Portfolio Investor Class 2.16% (a)(b)
(Cost $5,702,655)	5,702,655	5,702,655
TOTAL INVESTMENT IN SECURITIES - 100.0%
(Cost $28,109,534)		28,602,958
NET OTHER ASSETS (LIABILITIES) - 0.0%		(6)
NET ASSETS - 100%		$28,602,952

Legend

 (a) Affiliated Fund

 (b) The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Underlying Funds

Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds, excluding any Money Market Central Funds, is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur.

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Fidelity Inflation-Protected Bond Index Fund Institutional Premium Class	$--	$335,457	$187,429	$62,417	$(4,371)	$(97,294)	$3,133,834
Fidelity Inflation-Protected Bond Index Fund Premium Class	--	3,295,752	203,437	3,236	(4,844)	--	--
Fidelity Long Term Treasury Bond Index Fund	--	205,236	202,648	7,779	(12,984)	11,799	1,618,090
Fidelity Long-Term Treasury Bond Index Fund Premium Class	618,743	1,140,273	138,378	23,135	(6,038)	2,087	--
VIP Contrafund Portfolio Investor Class	1,047,027	417,652	529,625	92,362	22,704	(143,839)	813,919
VIP Emerging Markets Portfolio Investor Class	1,377,196	825,179	471,796	9,189	8,069	(268,813)	1,469,835
VIP Equity-Income Portfolio Investor Class	1,103,928	401,210	521,262	67,111	7,648	(137,489)	854,035
VIP Government Money Market Portfolio Investor Class 2.16%	7,501,026	1,907,705	3,706,076	109,542	--	--	5,702,655
VIP Growth & Income Portfolio Investor Class	1,266,284	458,511	610,446	71,456	42,060	(182,861)	973,548
VIP Growth Portfolio Investor Class	1,066,201	474,639	602,959	147,171	49,568	(155,511)	831,938
VIP High Income Portfolio Investor Class	576,160	178,976	135,058	32,749	(4,285)	(48,287)	567,506
VIP Investment Grade Bond Portfolio Investor Class	10,309,697	2,975,377	3,497,543	303,221	(75,130)	(297,641)	9,414,760
VIP Mid Cap Portfolio Investor Class	306,705	126,169	138,691	26,104	5,828	(63,323)	236,688
VIP Overseas Portfolio Investor Class	2,508,357	803,359	899,213	33,570	12,433	(372,172)	2,052,764
VIP Value Portfolio Investor Class	811,018	309,734	361,650	48,144	6,312	(138,135)	627,279
VIP Value Strategies Portfolio Investor Class	396,111	149,251	165,004	19,312	(608)	(73,643)	306,107
	$28,888,453	$14,004,480	$12,371,215	$1,056,498	$46,362	$(1,965,122)	$28,602,958

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

VIP Investor Freedom 2005 Portfolio℠

Financial Statements

Statement of Assets and Liabilities

		December 31, 2018
Assets
Investment in securities, at value — See accompanying schedule:
Affiliated issuers (cost $28,109,534)	$28,602,958
Total Investment in Securities (cost $28,109,534)		$28,602,958
Receivable for investments sold		472,269
Total assets		29,075,227
Liabilities
Payable for investments purchased	$471,797
Payable for fund shares redeemed	478
Total liabilities		472,275
Net Assets		$28,602,952
Net Assets consist of:
Paid in capital		$27,634,031
Total distributable earnings (loss)		968,921
Net Assets, for 2,560,875 shares outstanding		$28,602,952
Net Asset Value, offering price and redemption price per share ($28,602,952 ÷ 2,560,875 shares)		$11.17

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2018
Investment Income
Dividends:
Affiliated issuers		$499,737
Expenses
Independent trustees' fees and expenses	$161
Total expenses		161
Net investment income (loss)		499,576
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Affiliated issuers	46,362
Capital gain distributions from underlying funds:
Affiliated issuers	556,761
Total net realized gain (loss)		603,123
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Affiliated issuers	(1,965,122)
Total change in net unrealized appreciation (depreciation)		(1,965,122)
Net gain (loss)		(1,361,999)
Net increase (decrease) in net assets resulting from operations		$(862,423)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2018	Year ended December 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$499,576	$414,006
Net realized gain (loss)	603,123	390,123
Change in net unrealized appreciation (depreciation)	(1,965,122)	1,623,402
Net increase (decrease) in net assets resulting from operations	(862,423)	2,427,531
Distributions to shareholders	(802,075)	–
Distributions to shareholders from net investment income	–	(408,797)
Distributions to shareholders from net realized gain	–	(299,063)
Total distributions	(802,075)	(707,860)
Share transactions
Proceeds from sales of shares	6,573,311	9,434,626
Reinvestment of distributions	802,075	707,860
Cost of shares redeemed	(5,996,830)	(3,744,680)
Net increase (decrease) in net assets resulting from share transactions	1,378,556	6,397,806
Total increase (decrease) in net assets	(285,942)	8,117,477
Net Assets
Beginning of period	28,888,894	20,771,417
End of period	$28,602,952	$28,888,894
Other Information
Undistributed net investment income end of period		$5,209
Shares
Sold	563,917	808,825
Issued in reinvestment of distributions	71,230	60,793
Redeemed	(512,846)	(325,020)
Net increase (decrease)	122,301	544,598

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

VIP Investor Freedom 2005 Portfolio

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$11.85	$10.97	$10.79	$11.05	$10.90
Income from Investment Operations
Net investment income (loss)A	.20	.20	.17	.19	.19
Net realized and unrealized gain (loss)	(.56)	1.00	.35	(.22)	.27
Total from investment operations	(.36)	1.20	.52	(.03)	.46
Distributions from net investment income	(.20)	(.17)	(.16)	(.20)	(.18)
Distributions from net realized gain	(.13)	(.14)	(.17)	(.03)	(.14)
Total distributions	(.32)B	(.32)C	(.34)D	(.23)	(.31)E
Net asset value, end of period	$11.17	$11.85	$10.97	$10.79	$11.05
Total ReturnF,G	(3.04)%	10.97%	4.94%	(.31)%	4.25%
Ratios to Average Net AssetsH,I
Expenses before reductionsJ	-%	-%	-%	-%	-%
Expenses net of fee waivers, if any	- %J	-%	-%	-%	-%
Expenses net of all reductions	- %J	-%	-%	-%	-%
Net investment income (loss)	1.70%	1.74%	1.52%	1.70%	1.71%
Supplemental Data
Net assets, end of period (000 omitted)	$28,603	$28,889	$20,771	$20,408	$22,437
Portfolio turnover rateH	42%	28%	35%	25%	30%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.32 per share is comprised of distributions from net investment income of $.196 and distributions from net realized gain of $.125 per share.

 C Total distributions of $.32 per share is comprised of distributions from net investment income of $.171 and distributions from net realized gain of $.144 per share.

 D Total distributions of $.34 per share is comprised of distributions from net investment income of $.163 and distributions from net realized gain of $.173 per share.

 E Total distributions of $.31 per share is comprised of distributions from net investment income of $.175 and distributions from net realized gain of $.135 per share.

 F Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Amounts do not include the activity of the Underlying Funds.

 I Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund but do not include expenses of the underlying funds in which the Fund invests.

 J Amount represents less than .005%.

See accompanying notes which are an integral part of the financial statements.

VIP Investor Freedom 2010 Portfolio℠

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Holdings as of December 31, 2018

% of fund's net assets
VIP Investment Grade Bond Portfolio Investor Class	29.5
VIP Government Money Market Portfolio Investor Class 2.16%	15.6
Fidelity Inflation-Protected Bond Index Fund Institutional Premium Class	9.4
VIP Overseas Portfolio Investor Class	9.2
VIP Emerging Markets Portfolio Investor Class	6.1
Fidelity Long Term Treasury Bond Index Fund	5.6
VIP Growth & Income Portfolio Investor Class	4.7
VIP Equity-Income Portfolio Investor Class	4.2
VIP Growth Portfolio Investor Class	4.0
VIP Contrafund Portfolio Investor Class	4.0
92.3

Asset Allocation (% of fund's net assets)

Period end
Domestic Equity Funds	22.6%
International Equity Funds	15.3%
Bond Funds	46.5%
Short-Term Funds	15.6%

VIP Investor Freedom 2010 Portfolio℠

Schedule of Investments December 31, 2018

Showing Percentage of Net Assets

Domestic Equity Funds - 22.6%
	Shares	Value
VIP Contrafund Portfolio Investor Class (a)	69,891	$2,231,630
VIP Equity-Income Portfolio Investor Class (a)	115,577	2,341,596
VIP Growth & Income Portfolio Investor Class (a)	138,304	2,669,264
VIP Growth Portfolio Investor Class (a)	36,316	2,281,026
VIP Mid Cap Portfolio Investor Class (a)	21,625	648,952
VIP Value Portfolio Investor Class (a)	131,691	1,719,885
VIP Value Strategies Portfolio Investor Class (a)	76,021	839,277
TOTAL DOMESTIC EQUITY FUNDS
(Cost $11,211,438)		12,731,630

International Equity Funds - 15.3%
VIP Emerging Markets Portfolio Investor Class (a)	347,228	3,441,030
VIP Overseas Portfolio Investor Class (a)	272,407	5,192,080
TOTAL INTERNATIONAL EQUITY FUNDS
(Cost $7,935,872)		8,633,110

Bond Funds - 46.5%
Fidelity Inflation-Protected Bond Index Fund Institutional Premium Class (a)	562,150	5,334,804
Fidelity Long Term Treasury Bond Index Fund (a)	250,670	3,178,496
VIP High Income Portfolio Investor Class (a)	230,843	1,140,366
VIP Investment Grade Bond Portfolio Investor Class (a)	1,352,828	16,626,255
TOTAL BOND FUNDS
(Cost $26,821,191)		26,279,921

Short-Term Funds - 15.6%
Fidelity Cash Central Fund, 2.42% (b)	6	5
VIP Government Money Market Portfolio Investor Class 2.16% (a)(c)	8,807,628	8,807,628
TOTAL SHORT-TERM FUNDS
(Cost $8,807,633)		8,807,633
TOTAL INVESTMENT IN SECURITIES - 100.0%
(Cost $54,776,134)		56,452,294
NET OTHER ASSETS (LIABILITIES) - 0.0%		47
NET ASSETS - 100%		$56,452,341

Legend

 (a) Affiliated Fund

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (c) The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	5
Total	$5

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Affiliated Underlying Funds

Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds, excluding any Money Market Central Funds, is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur.

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Fidelity Inflation-Protected Bond Index Fund Institutional Class	$--	$5,897,025	$400,248	$5,970	$(9,030)	$--	$--
Fidelity Inflation-Protected Bond Index Fund Institutional Premium Class	--	237,554	212,692	106,955	(6,046)	(171,759)	5,334,804
Fidelity Long Term Treasury Bond Index Fund	--	202,626	347,957	15,835	(5,097)	(16,819)	3,178,496
Fidelity Long-Term Treasury Bond Index Fund Premium Class	1,428,916	2,333,583	408,341	50,875	(13,788)	5,373	--
VIP Contrafund Portfolio Investor Class	3,147,693	859,059	1,420,967	277,583	141,368	(495,523)	2,231,630
VIP Emerging Markets Portfolio Investor Class	3,806,001	1,578,766	1,282,489	22,345	87,781	(749,029)	3,441,030
VIP Equity-Income Portfolio Investor Class	3,318,666	791,014	1,390,569	198,742	(75,990)	(301,525)	2,341,596
VIP Government Money Market Portfolio Investor Class 2.16%	13,630,209	2,064,845	6,887,426	185,016	--	--	8,807,628
VIP Growth & Income Portfolio Investor Class	3,807,071	899,148	1,628,758	214,626	332,385	(740,582)	2,669,264
VIP Growth Portfolio Investor Class	3,205,196	1,022,564	1,630,579	443,395	449,212	(765,367)	2,281,026
VIP High Income Portfolio Investor Class	1,334,382	249,752	334,894	68,590	(12,266)	(96,608)	1,140,366
VIP Investment Grade Bond Portfolio Investor Class	21,617,518	3,753,903	7,982,916	578,070	(180,670)	(581,580)	16,626,255
VIP Mid Cap Portfolio Investor Class	922,105	267,171	374,935	78,475	27,371	(192,760)	648,952
VIP Overseas Portfolio Investor Class	7,146,681	1,368,493	2,379,460	87,505	141,330	(1,084,964)	5,192,080
VIP Value Portfolio Investor Class	2,438,081	618,420	957,453	141,178	90,606	(469,769)	1,719,885
VIP Value Strategies Portfolio Investor Class	1,190,716	298,175	435,544	56,835	8,298	(222,368)	839,277
	$66,993,235	$22,442,098	$28,075,228	$2,531,995	$975,464	$(5,883,280)	$56,452,289

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

VIP Investor Freedom 2010 Portfolio℠

Financial Statements

Statement of Assets and Liabilities

		December 31, 2018
Assets
Investment in securities, at value — See accompanying schedule:
Fidelity Central Funds (cost $5)	$5
Other affiliated issuers (cost $54,776,129)	56,452,289
Total Investment in Securities (cost $54,776,134)		$56,452,294
Receivable for investments sold		1,153,181
Distributions receivable from Fidelity Central Funds		5
Total assets		57,605,480
Liabilities
Payable for investments purchased	$1,152,042
Payable for fund shares redeemed	1,097
Total liabilities		1,153,139
Net Assets		$56,452,341
Net Assets consist of:
Paid in capital		$52,547,794
Total distributable earnings (loss)		3,904,547
Net Assets, for 4,788,274 shares outstanding		$56,452,341
Net Asset Value, offering price and redemption price per share ($56,452,341 ÷ 4,788,274 shares)		$11.79

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2018
Investment Income
Dividends:
Affiliated issuers		$999,707
Income from Fidelity Central Funds		5
Total income		999,712
Expenses
Independent trustees' fees and expenses	$358
Total expenses		358
Net investment income (loss)		999,354
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Affiliated issuers	975,464
Capital gain distributions from underlying funds:
Affiliated issuers	1,532,288
Total net realized gain (loss)		2,507,752
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Affiliated issuers	(5,883,280)
Total change in net unrealized appreciation (depreciation)		(5,883,280)
Net gain (loss)		(3,375,528)
Net increase (decrease) in net assets resulting from operations		$(2,376,174)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2018	Year ended December 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$999,354	$992,334
Net realized gain (loss)	2,507,752	1,772,099
Change in net unrealized appreciation (depreciation)	(5,883,280)	5,029,085
Net increase (decrease) in net assets resulting from operations	(2,376,174)	7,793,518
Distributions to shareholders	(2,387,666)	–
Distributions to shareholders from net investment income	–	(983,630)
Distributions to shareholders from net realized gain	–	(1,113,146)
Total distributions	(2,387,666)	(2,096,776)
Share transactions
Proceeds from sales of shares	6,494,790	7,828,054
Reinvestment of distributions	2,387,666	2,096,776
Cost of shares redeemed	(14,659,514)	(8,132,199)
Net increase (decrease) in net assets resulting from share transactions	(5,777,058)	1,792,631
Total increase (decrease) in net assets	(10,540,898)	7,489,373
Net Assets
Beginning of period	66,993,239	59,503,866
End of period	$56,452,341	$66,993,239
Other Information
Shares
Sold	517,467	636,783
Issued in reinvestment of distributions	197,092	169,127
Redeemed	(1,168,511)	(657,418)
Net increase (decrease)	(453,952)	148,492

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

VIP Investor Freedom 2010 Portfolio

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$12.78	$11.68	$11.49	$11.77	$11.64
Income from Investment Operations
Net investment income (loss)A	.20	.19	.17	.21	.20
Net realized and unrealized gain (loss)	(.71)	1.32	.42	(.25)	.33
Total from investment operations	(.51)	1.51	.59	(.04)	.53
Distributions from net investment income	(.21)	(.19)	(.18)	(.21)	(.19)
Distributions from net realized gain	(.27)	(.22)	(.22)	(.03)	(.20)
Total distributions	(.48)	(.41)	(.40)	(.24)	(.40)B
Net asset value, end of period	$11.79	$12.78	$11.68	$11.49	$11.77
Total ReturnC,D	(4.06)%	13.05%	5.33%	(.34)%	4.56%
Ratios to Average Net AssetsE,F
Expenses before reductionsG	-%	-%	-%	-%	-%
Expenses net of fee waivers, if any	- %G	-%	-%	-%	-%
Expenses net of all reductions	- %G	-%	-%	-%	-%
Net investment income (loss)	1.57%	1.55%	1.47%	1.76%	1.66%
Supplemental Data
Net assets, end of period (000 omitted)	$56,452	$66,993	$59,504	$59,469	$62,339
Portfolio turnover rateE	35%	25%	24%	21%	27%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.40 per share is comprised of distributions from net investment income of $.192 and distributions from net realized gain of $.204 per share.

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Amounts do not include the activity of the Underlying Funds.

 F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund but do not include expenses of the underlying funds in which the Fund invests.

 G Amount represents less than .005%.

See accompanying notes which are an integral part of the financial statements.

VIP Investor Freedom 2015 Portfolio℠

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Holdings as of December 31, 2018

% of fund's net assets
VIP Investment Grade Bond Portfolio Investor Class	25.8
VIP Government Money Market Portfolio Investor Class 2.16%	11.6
VIP Overseas Portfolio Investor Class	11.2
Fidelity Inflation-Protected Bond Index Fund Institutional Premium Class	8.1
VIP Emerging Markets Portfolio Investor Class	6.8
VIP Growth & Income Portfolio Investor Class	6.0
Fidelity Long Term Treasury Bond Index Fund	5.5
VIP Equity-Income Portfolio Investor Class	5.3
VIP Growth Portfolio Investor Class	5.2
VIP Contrafund Portfolio Investor Class	5.1
90.6

Asset Allocation (% of fund's net assets)

Period end
Domestic Equity Funds	28.9%
International Equity Funds	18.0%
Bond Funds	41.5%
Short-Term Funds	11.6%

VIP Investor Freedom 2015 Portfolio℠

Schedule of Investments December 31, 2018

Showing Percentage of Net Assets

Domestic Equity Funds - 28.9%
	Shares	Value
VIP Contrafund Portfolio Investor Class (a)	153,507	$4,901,480
VIP Equity-Income Portfolio Investor Class (a)	253,846	5,142,912
VIP Growth & Income Portfolio Investor Class (a)	303,761	5,862,583
VIP Growth Portfolio Investor Class (a)	79,764	5,009,972
VIP Mid Cap Portfolio Investor Class (a)	47,482	1,424,940
VIP Value Portfolio Investor Class (a)	289,231	3,777,351
VIP Value Strategies Portfolio Investor Class (a)	166,935	1,842,963
TOTAL DOMESTIC EQUITY FUNDS
(Cost $24,049,339)		27,962,201

International Equity Funds - 18.0%
VIP Emerging Markets Portfolio Investor Class (a)	665,873	6,598,806
VIP Overseas Portfolio Investor Class (a)	569,793	10,860,253
TOTAL INTERNATIONAL EQUITY FUNDS
(Cost $15,710,682)		17,459,059

Bond Funds - 41.5%
Fidelity Inflation-Protected Bond Index Fund Institutional Premium Class (a)	823,771	7,817,585
Fidelity Long Term Treasury Bond Index Fund (a)	419,502	5,319,291
VIP High Income Portfolio Investor Class (a)	399,096	1,971,533
VIP Investment Grade Bond Portfolio Investor Class (a)	2,034,430	25,003,143
TOTAL BOND FUNDS
(Cost $41,009,292)		40,111,552

Short-Term Funds - 11.6%
Fidelity Cash Central Fund, 2.42% (b)	1	1
VIP Government Money Market Portfolio Investor Class 2.16% (a)(c)	11,248,273	11,248,273
TOTAL SHORT-TERM FUNDS
(Cost $11,248,274)		11,248,274
TOTAL INVESTMENT IN SECURITIES - 100.0%
(Cost $92,017,587)		96,781,086
NET OTHER ASSETS (LIABILITIES) - 0.0%		(7)
NET ASSETS - 100%		$96,781,079

Legend

 (a) Affiliated Fund

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (c) The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	8
Total	$8

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Affiliated Underlying Funds

Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds, excluding any Money Market Central Funds, is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur.

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Fidelity Inflation-Protected Bond Index Fund Institutional Class	$--	$8,660,063	$307,213	$8,723	$(6,048)	$--	$--
Fidelity Inflation-Protected Bond Index Fund Institutional Premium Class	--	254,451	512,214	159,772	(12,697)	(258,757)	7,817,585
Fidelity Long Term Treasury Bond Index Fund	--	315,863	724,600	27,109	(29,844)	(23,937)	5,319,291
Fidelity Long-Term Treasury Bond Index Fund Premium Class	2,371,814	3,811,917	399,978	85,432	(10,825)	8,881	--
VIP Contrafund Portfolio Investor Class	6,414,612	1,602,871	2,316,617	566,839	192,216	(991,602)	4,901,480
VIP Emerging Markets Portfolio Investor Class	7,059,060	2,701,130	1,875,546	43,275	96,592	(1,382,430)	6,598,806
VIP Equity-Income Portfolio Investor Class	6,763,168	1,442,383	2,222,356	414,121	(85,111)	(755,172)	5,142,912
VIP Government Money Market Portfolio Investor Class 2.16%	16,559,889	2,346,413	7,658,029	231,438	--	--	11,248,273
VIP Growth & Income Portfolio Investor Class	7,758,398	1,632,995	2,605,628	438,655	472,124	(1,395,306)	5,862,583
VIP Growth Portfolio Investor Class	6,531,800	1,927,685	2,731,393	902,336	599,327	(1,317,447)	5,009,972
VIP High Income Portfolio Investor Class	2,202,312	397,141	436,636	118,305	(14,743)	(176,541)	1,971,533
VIP Investment Grade Bond Portfolio Investor Class	31,699,720	5,264,690	10,830,213	870,053	(288,156)	(842,898)	25,003,143
VIP Mid Cap Portfolio Investor Class	1,879,117	515,651	602,424	160,201	43,785	(411,189)	1,424,940
VIP Overseas Portfolio Investor Class	14,068,103	2,357,219	3,539,697	185,780	221,839	(2,247,211)	10,860,253
VIP Value Portfolio Investor Class	4,968,700	1,156,822	1,495,829	298,113	103,371	(955,713)	3,777,351
VIP Value Strategies Portfolio Investor Class	2,426,589	564,014	670,917	119,428	8,637	(485,360)	1,842,963
	$110,703,282	$34,951,308	$38,929,290	$4,629,580	$1,290,467	$(11,234,682)	$96,781,085

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

VIP Investor Freedom 2015 Portfolio℠

Financial Statements

Statement of Assets and Liabilities

		December 31, 2018
Assets
Investment in securities, at value — See accompanying schedule:
Fidelity Central Funds (cost $1)	$1
Other affiliated issuers (cost $92,017,586)	96,781,085
Total Investment in Securities (cost $92,017,587)		$96,781,086
Receivable for investments sold		2,569,102
Distributions receivable from Fidelity Central Funds		8
Total assets		99,350,196
Liabilities
Payable for investments purchased	$2,184,694
Payable for fund shares redeemed	384,423
Total liabilities		2,569,117
Net Assets		$96,781,079
Net Assets consist of:
Paid in capital		$88,260,755
Total distributable earnings (loss)		8,520,324
Net Assets, for 8,353,335 shares outstanding		$96,781,079
Net Asset Value, offering price and redemption price per share ($96,781,079 ÷ 8,353,335 shares)		$11.59

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2018
Investment Income
Dividends:
Affiliated issuers		1,631,645
Income from Fidelity Central Funds		$8
Total income		1,631,653
Expenses
Independent trustees' fees and expenses	$599
Total expenses		599
Net investment income (loss)		1,631,054
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Affiliated issuers	1,290,467
Capital gain distributions from underlying funds:
Affiliated issuers	2,997,935
Total net realized gain (loss)		4,288,402
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Affiliated issuers	(11,234,682)
Total change in net unrealized appreciation (depreciation)		(11,234,682)
Net gain (loss)		(6,946,280)
Net increase (decrease) in net assets resulting from operations		$(5,315,226)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2018	Year ended December 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,631,054	$1,605,912
Net realized gain (loss)	4,288,402	3,274,702
Change in net unrealized appreciation (depreciation)	(11,234,682)	9,824,411
Net increase (decrease) in net assets resulting from operations	(5,315,226)	14,705,025
Distributions to shareholders	(4,274,043)	–
Distributions to shareholders from net investment income	–	(1,590,867)
Distributions to shareholders from net realized gain	–	(2,315,095)
Total distributions	(4,274,043)	(3,905,962)
Share transactions
Proceeds from sales of shares	8,909,312	9,716,733
Reinvestment of distributions	4,274,043	3,905,962
Cost of shares redeemed	(17,517,259)	(11,389,269)
Net increase (decrease) in net assets resulting from share transactions	(4,333,904)	2,233,426
Total increase (decrease) in net assets	(13,923,173)	13,032,489
Net Assets
Beginning of period	110,704,252	97,671,763
End of period	$96,781,079	$110,704,252
Other Information
Undistributed net investment income end of period		$7,318
Shares
Sold	707,025	798,660
Issued in reinvestment of distributions	356,487	319,835
Redeemed	(1,411,157)	(928,642)
Net increase (decrease)	(347,645)	189,853

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

VIP Investor Freedom 2015 Portfolio

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$12.72	$11.48	$11.34	$11.63	$11.48
Income from Investment Operations
Net investment income (loss)A	.19	.19	.17	.21	.19
Net realized and unrealized gain (loss)	(.82)	1.51	.45	(.25)	.34
Total from investment operations	(.63)	1.70	.62	(.04)	.53
Distributions from net investment income	(.19)	(.19)	(.18)	(.22)	(.19)
Distributions from net realized gain	(.31)	(.27)	(.31)	(.04)	(.19)
Total distributions	(.50)	(.46)	(.48)B	(.25)C	(.38)
Net asset value, end of period	$11.59	$12.72	$11.48	$11.34	$11.63
Total ReturnD,E	(5.02)%	14.99%	5.82%	(.34)%	4.65%
Ratios to Average Net AssetsF,G
Expenses before reductionsH	-%	-%	-%	-%	-%
Expenses net of fee waivers, if any	- %H	-%	-%	-%	-%
Expenses net of all reductions	- %H	-%	-%	-%	-%
Net investment income (loss)	1.53%	1.52%	1.53%	1.77%	1.67%
Supplemental Data
Net assets, end of period (000 omitted)	$96,781	$110,704	$97,672	$95,761	$101,740
Portfolio turnover rateF	33%	23%	23%	21%	20%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.48 per share is comprised of distributions from net investment income of $.175 and distributions from net realized gain of $.306 per share.

 C Total distributions of $.25 per share is comprised of distributions from net investment income of $.215 and distributions from net realized gain of $.037 per share.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Amounts do not include the activity of the Underlying Funds.

 G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund but do not include expenses of the underlying funds in which the Fund invests.

 H Amount represents less than .005%.

See accompanying notes which are an integral part of the financial statements.

VIP Investor Freedom 2020 Portfolio℠

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Holdings as of December 31, 2018

% of fund's net assets
VIP Investment Grade Bond Portfolio Investor Class	23.1
VIP Overseas Portfolio Investor Class	12.8
VIP Government Money Market Portfolio Investor Class 2.16%	8.2
VIP Emerging Markets Portfolio Investor Class	7.5
VIP Growth & Income Portfolio Investor Class	7.2
Fidelity Inflation-Protected Bond Index Fund Institutional Premium Class	7.0
VIP Equity-Income Portfolio Investor Class	6.3
VIP Growth Portfolio Investor Class	6.1
VIP Contrafund Portfolio Investor Class	6.0
Fidelity Long Term Treasury Bond Index Fund	5.3
89.5

Asset Allocation (% of fund's net assets)

Period end
Domestic Equity Funds	34.1%
International Equity Funds	20.3%
Bond Funds	37.4%
Short-Term Funds	8.2%

VIP Investor Freedom 2020 Portfolio℠

Schedule of Investments December 31, 2018

Showing Percentage of Net Assets

Domestic Equity Funds - 34.1%
	Shares	Value
VIP Contrafund Portfolio Investor Class (a)	367,741	$11,741,959
VIP Equity-Income Portfolio Investor Class (a)	608,109	12,320,288
VIP Growth & Income Portfolio Investor Class (a)	727,691	14,044,444
VIP Growth Portfolio Investor Class (a)	191,082	12,001,835
VIP Mid Cap Portfolio Investor Class (a)	113,718	3,412,665
VIP Value Portfolio Investor Class (a)	692,853	9,048,663
VIP Value Strategies Portfolio Investor Class (a)	399,840	4,414,230
TOTAL DOMESTIC EQUITY FUNDS
(Cost $58,424,988)		66,984,084

International Equity Funds - 20.3%
VIP Emerging Markets Portfolio Investor Class (a)	1,481,267	14,679,352
VIP Overseas Portfolio Investor Class (a)	1,326,449	25,282,123
TOTAL INTERNATIONAL EQUITY FUNDS
(Cost $36,600,125)		39,961,475

Bond Funds - 37.4%
Fidelity Inflation-Protected Bond Index Fund Institutional Premium Class (a)	1,457,415	13,830,873
Fidelity Long Term Treasury Bond Index Fund (a)	815,857	10,345,069
VIP High Income Portfolio Investor Class (a)	803,999	3,971,755
VIP Investment Grade Bond Portfolio Investor Class (a)	3,692,664	45,382,844
TOTAL BOND FUNDS
(Cost $75,113,178)		73,530,541

Short-Term Funds - 8.2%
VIP Government Money Market Portfolio Investor Class 2.16% (a)(b)
(Cost $16,050,848)	16,050,848	16,050,848
TOTAL INVESTMENT IN SECURITIES - 100.0%
(Cost $186,189,139)		196,526,948
NET OTHER ASSETS (LIABILITIES) - 0.0%		(19)
NET ASSETS - 100%		$196,526,929

Legend

 (a) Affiliated Fund

 (b) The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	10
Total	$10

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Affiliated Underlying Funds

Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds, excluding any Money Market Central Funds, is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur.

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Fidelity Inflation-Protected Bond Index Fund Institutional Premium Class	$--	$15,881,209	$1,556,805	$298,380	$(40,894)	$(452,637)	$13,830,873
Fidelity Long Term Treasury Bond Index Fund	--	437,525	1,589,247	53,210	(6,636)	275,865	10,345,069
Fidelity Long-Term Treasury Bond Index Fund Institutional Class	--	11,616,720	386,105	119,379	(3,053)	--	--
Fidelity Long-Term Treasury Bond Index Fund Premium Class	4,715,362	598,236	4,929,626	53,567	(401,413)	17,441	--
VIP Contrafund Portfolio Investor Class	14,766,318	3,265,749	4,353,216	1,326,713	272,911	(2,209,803)	11,741,959
VIP Emerging Markets Portfolio Investor Class	15,396,349	5,707,074	3,537,581	96,051	122,424	(3,008,914)	14,679,352
VIP Equity-Income Portfolio Investor Class	15,568,306	3,201,777	4,446,915	973,904	(261,609)	(1,741,271)	12,320,288
VIP Government Money Market Portfolio Investor Class 2.16%	24,186,331	3,201,665	11,337,148	337,835	--	--	16,050,848
VIP Growth & Income Portfolio Investor Class	17,858,626	3,562,078	5,162,083	1,026,895	633,882	(2,848,059)	14,044,444
VIP Growth Portfolio Investor Class	15,036,930	4,051,519	5,344,195	2,110,221	857,146	(2,599,565)	12,001,835
VIP High Income Portfolio Investor Class	4,428,784	780,355	853,807	237,111	(32,113)	(351,464)	3,971,755
VIP Investment Grade Bond Portfolio Investor Class	57,879,888	9,316,686	19,758,136	1,586,902	(574,091)	(1,481,503)	45,382,844
VIP Mid Cap Portfolio Investor Class	4,325,718	1,052,280	1,077,860	374,931	48,373	(935,846)	3,412,665
VIP Overseas Portfolio Investor Class	31,631,103	4,861,890	6,434,212	431,620	223,423	(5,000,081)	25,282,123
VIP Value Portfolio Investor Class	11,437,629	2,388,533	2,723,029	703,241	81,087	(2,135,557)	9,048,663
VIP Value Strategies Portfolio Investor Class	5,586,196	1,155,895	1,180,509	281,411	(2,467)	(1,144,885)	4,414,230
	$222,817,540	$71,079,191	$74,670,474	$10,011,371	$916,970	$(23,616,279)	$196,526,948

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

VIP Investor Freedom 2020 Portfolio℠

Financial Statements

Statement of Assets and Liabilities

		December 31, 2018
Assets
Investment in securities, at value — See accompanying schedule:
Affiliated issuers (cost $186,189,139)	$196,526,948
Total Investment in Securities (cost $186,189,139)		$196,526,948
Cash		10
Receivable for investments sold		4,877,228
Total assets		201,404,186
Liabilities
Payable for investments purchased	$4,554,103
Payable for fund shares redeemed	323,154
Total liabilities		4,877,257
Net Assets		$196,526,929
Net Assets consist of:
Paid in capital		$179,488,970
Total distributable earnings (loss)		17,037,959
Net Assets, for 16,752,154 shares outstanding		$196,526,929
Net Asset Value, offering price and redemption price per share ($196,526,929 ÷ 16,752,154 shares)		$11.73

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2018
Investment Income
Dividends:
Affiliated issuers		$3,181,478
Income from Fidelity Central Funds		10
Total income		3,181,488
Expenses
Independent trustees' fees and expenses	$1,215
Total expenses		1,215
Net investment income (loss)		3,180,273
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Affiliated issuers	916,970
Capital gain distributions from underlying funds:
Affiliated issuers	6,829,893
Total net realized gain (loss)		7,746,863
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Affiliated issuers	(23,616,279)
Total change in net unrealized appreciation (depreciation)		(23,616,279)
Net gain (loss)		(15,869,416)
Net increase (decrease) in net assets resulting from operations		$(12,689,143)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2018	Year ended December 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$3,180,273	$3,128,617
Net realized gain (loss)	7,746,863	5,709,147
Change in net unrealized appreciation (depreciation)	(23,616,279)	22,317,401
Net increase (decrease) in net assets resulting from operations	(12,689,143)	31,155,165
Distributions to shareholders	(7,620,061)	–
Distributions to shareholders from net investment income	–	(3,096,357)
Distributions to shareholders from net realized gain	–	(4,378,420)
Total distributions	(7,620,061)	(7,474,777)
Share transactions
Proceeds from sales of shares	15,428,542	20,373,146
Reinvestment of distributions	7,620,061	7,474,777
Cost of shares redeemed	(29,031,427)	(18,523,125)
Net increase (decrease) in net assets resulting from share transactions	(5,982,824)	9,324,798
Total increase (decrease) in net assets	(26,292,028)	33,005,186
Net Assets
Beginning of period	222,818,957	189,813,771
End of period	$196,526,929	$222,818,957
Other Information
Undistributed net investment income end of period		$14,315
Shares
Sold	1,207,536	1,650,223
Issued in reinvestment of distributions	627,536	602,555
Redeemed	(2,303,495)	(1,520,761)
Net increase (decrease)	(468,423)	732,017

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

VIP Investor Freedom 2020 Portfolio

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$12.94	$11.51	$11.34	$11.63	$11.47
Income from Investment Operations
Net investment income (loss)A	.18	.19	.17	.21	.20
Net realized and unrealized gain (loss)	(.94)	1.69	.47	(.25)	.34
Total from investment operations	(.76)	1.88	.64	(.04)	.54
Distributions from net investment income	(.19)	(.18)	(.17)	(.21)	(.19)
Distributions from net realized gain	(.26)	(.27)	(.30)	(.04)	(.19)
Total distributions	(.45)	(.45)	(.47)	(.25)	(.38)
Net asset value, end of period	$11.73	$12.94	$11.51	$11.34	$11.63
Total ReturnB,C	(5.94)%	16.55%	6.04%	(.35)%	4.75%
Ratios to Average Net AssetsD,E
Expenses before reductionsF	-%	-%	-%	-%	-%
Expenses net of fee waivers, if any	- %F	-%	-%	-%	-%
Expenses net of all reductions	- %F	-%	-%	-%	-%
Net investment income (loss)	1.46%	1.52%	1.52%	1.79%	1.74%
Supplemental Data
Net assets, end of period (000 omitted)	$196,527	$222,819	$189,814	$187,438	$191,764
Portfolio turnover rateD	33%	21%	23%	17%	13%

 A Calculated based on average shares outstanding during the period.

 B Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Amounts do not include the activity of the Underlying Funds.

 E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund but do not include expenses of the underlying funds in which the Fund invests.

 F Amount represents less than .005%.

See accompanying notes which are an integral part of the financial statements.

VIP Investor Freedom 2025 Portfolio℠

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Holdings as of December 31, 2018

% of fund's net assets
VIP Investment Grade Bond Portfolio Investor Class	19.8
VIP Overseas Portfolio Investor Class	14.3
VIP Emerging Markets Portfolio Investor Class	8.2
VIP Growth & Income Portfolio Investor Class	8.0
VIP Equity-Income Portfolio Investor Class	7.0
VIP Growth Portfolio Investor Class	6.9
VIP Contrafund Portfolio Investor Class	6.7
Fidelity Long Term Treasury Bond Index Fund	6.1
Fidelity Inflation-Protected Bond Index Fund Institutional Premium Class	6.0
VIP Government Money Market Portfolio Investor Class 2.16%	5.4
88.4

Asset Allocation (% of fund's net assets)

Period end
Domestic Equity Funds	38.3%
International Equity Funds	22.5%
Bond Funds	33.8%
Short-Term Funds	5.4%

VIP Investor Freedom 2025 Portfolio℠

Schedule of Investments December 31, 2018

Showing Percentage of Net Assets

Domestic Equity Funds - 38.3%
	Shares	Value
VIP Contrafund Portfolio Investor Class (a)	427,617	$13,653,819
VIP Equity-Income Portfolio Investor Class (a)	707,119	14,326,232
VIP Growth & Income Portfolio Investor Class (a)	846,170	16,331,074
VIP Growth Portfolio Investor Class (a)	222,193	13,955,937
VIP Mid Cap Portfolio Investor Class (a)	132,219	3,967,900
VIP Value Portfolio Investor Class (a)	805,653	10,521,830
VIP Value Strategies Portfolio Investor Class (a)	464,905	5,132,548
TOTAL DOMESTIC EQUITY FUNDS
(Cost $68,699,855)		77,889,340

International Equity Funds - 22.5%
VIP Emerging Markets Portfolio Investor Class (a)	1,690,054	16,748,437
VIP Overseas Portfolio Investor Class (a)	1,525,254	29,071,336
TOTAL INTERNATIONAL EQUITY FUNDS
(Cost $42,355,535)		45,819,773

Bond Funds - 33.8%
Fidelity Inflation-Protected Bond Index Fund Institutional Premium Class (a)	1,281,823	12,164,496
Fidelity Long Term Treasury Bond Index Fund (a)	982,388	12,456,679
VIP High Income Portfolio Investor Class (a)	798,886	3,946,494
VIP Investment Grade Bond Portfolio Investor Class (a)	3,273,725	40,234,077
TOTAL BOND FUNDS
(Cost $70,541,544)		68,801,746

Short-Term Funds - 5.4%
VIP Government Money Market Portfolio Investor Class 2.16% (a)(b)
(Cost $10,952,186)	10,952,186	10,952,186
TOTAL INVESTMENT IN SECURITIES - 100.0%
(Cost $192,549,120)		203,463,045
NET OTHER ASSETS (LIABILITIES) - 0.0%		(21)
NET ASSETS - 100%		$203,463,024

Legend

 (a) Affiliated Fund

 (b) The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	13
Total	$13

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Affiliated Underlying Funds

Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds, excluding any Money Market Central Funds, is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur.

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Fidelity Inflation-Protected Bond Index Fund Institutional Premium Class	$--	$14,184,851	$1,582,751	$263,327	$(40,460)	$(397,144)	$12,164,496
Fidelity Long Term Treasury Bond Index Fund	--	1,353,233	1,694,373	63,495	1,542	377,410	12,456,679
Fidelity Long-Term Treasury Bond Index Fund Institutional Class	--	12,761,750	334,062	132,638	(8,821)	--	--
Fidelity Long-Term Treasury Bond Index Fund Premium Class	4,558,600	615,729	4,802,189	52,153	(389,131)	16,991	--
VIP Contrafund Portfolio Investor Class	15,860,487	3,715,232	3,701,675	1,437,023	118,983	(2,339,208)	13,653,819
VIP Emerging Markets Portfolio Investor Class	15,939,402	6,837,325	2,872,649	109,302	63,511	(3,219,152)	16,748,437
VIP Equity-Income Portfolio Investor Class	16,721,864	3,858,704	3,974,868	1,075,113	(48,713)	(2,230,755)	14,326,232
VIP Government Money Market Portfolio Investor Class 2.16%	18,139,153	2,915,633	10,102,600	242,538	--	--	10,952,186
VIP Growth & Income Portfolio Investor Class	19,181,934	4,310,353	4,624,933	1,113,243	186,383	(2,722,663)	16,331,074
VIP Growth Portfolio Investor Class	16,150,971	4,472,106	4,653,980	2,278,119	372,709	(2,385,869)	13,955,937
VIP High Income Portfolio Investor Class	4,293,787	923,598	892,291	234,657	(24,144)	(354,456)	3,946,494
VIP Investment Grade Bond Portfolio Investor Class	48,904,422	9,222,127	16,130,739	1,388,458	(437,290)	(1,324,443)	40,234,077
VIP Mid Cap Portfolio Investor Class	4,646,419	1,200,063	860,058	405,992	23,965	(1,042,489)	3,967,900
VIP Overseas Portfolio Investor Class	33,516,401	5,886,863	4,912,026	498,285	3,900	(5,423,802)	29,071,336
VIP Value Portfolio Investor Class	12,285,151	2,694,007	2,088,715	785,748	(8,024)	(2,360,589)	10,521,830
VIP Value Strategies Portfolio Investor Class	6,000,118	1,320,672	868,522	313,052	(14,522)	(1,305,198)	5,132,548
	$216,198,709	$76,272,246	$64,096,431	$10,393,143	$(200,112)	$(24,711,367)	$203,463,045

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

VIP Investor Freedom 2025 Portfolio℠

Financial Statements

Statement of Assets and Liabilities

		December 31, 2018
Assets
Investment in securities, at value — See accompanying schedule:
Affiliated issuers (cost $192,549,120)	$203,463,045
Total Investment in Securities (cost $192,549,120)		$203,463,045
Cash		13
Receivable for investments sold		4,729,354
Total assets		208,192,412
Liabilities
Payable for investments purchased	$4,586,793
Payable for fund shares redeemed	142,595
Total liabilities		4,729,388
Net Assets		$203,463,024
Net Assets consist of:
Paid in capital		$186,733,737
Total distributable earnings (loss)		16,729,287
Net Assets, for 16,343,821 shares outstanding		$203,463,024
Net Asset Value, offering price and redemption price per share ($203,463,024 ÷ 16,343,821 shares)		$12.45

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2018
Investment Income
Dividends:
Affiliated issuers		$3,129,001
Income from Fidelity Central Funds		13
Total income		3,129,014
Expenses
Independent trustees' fees and expenses	$1,195
Total expenses		1,195
Net investment income (loss)		3,127,819
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Affiliated issuers	(200,112)
Capital gain distributions from underlying funds:
Affiliated issuers	7,264,142
Total net realized gain (loss)		7,064,030
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Affiliated issuers	(24,711,367)
Total change in net unrealized appreciation (depreciation)		(24,711,367)
Net gain (loss)		(17,647,337)
Net increase (decrease) in net assets resulting from operations		$(14,519,518)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2018	Year ended December 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$3,127,819	$2,919,062
Net realized gain (loss)	7,064,030	5,108,636
Change in net unrealized appreciation (depreciation)	(24,711,367)	22,727,036
Net increase (decrease) in net assets resulting from operations	(14,519,518)	30,754,734
Distributions to shareholders	(6,951,203)	–
Distributions to shareholders from net investment income	–	(2,897,796)
Distributions to shareholders from net realized gain	–	(4,478,683)
Total distributions	(6,951,203)	(7,376,479)
Share transactions
Proceeds from sales of shares	20,745,247	31,904,091
Reinvestment of distributions	6,951,203	7,376,479
Cost of shares redeemed	(18,962,480)	(10,391,673)
Net increase (decrease) in net assets resulting from share transactions	8,733,970	28,888,897
Total increase (decrease) in net assets	(12,736,751)	52,267,152
Net Assets
Beginning of period	216,199,775	163,932,623
End of period	$203,463,024	$216,199,775
Other Information
Undistributed net investment income end of period		$11,701
Shares
Sold	1,524,182	2,422,167
Issued in reinvestment of distributions	540,861	560,738
Redeemed	(1,406,532)	(787,220)
Net increase (decrease)	658,511	2,195,685

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

VIP Investor Freedom 2025 Portfolio

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$13.78	$12.15	$12.04	$12.35	$12.16
Income from Investment Operations
Net investment income (loss)A	.20	.20	.18	.24	.21
Net realized and unrealized gain (loss)	(1.09)	1.94	.50	(.28)	.40
Total from investment operations	(.89)	2.14	.68	(.04)	.61
Distributions from net investment income	(.19)	(.19)	(.18)	(.23)	(.20)
Distributions from net realized gain	(.25)	(.32)	(.39)	(.04)	(.22)
Total distributions	(.44)	(.51)	(.57)	(.27)	(.42)
Net asset value, end of period	$12.45	$13.78	$12.15	$12.04	$12.35
Total ReturnB,C	(6.56)%	17.82%	6.10%	(.32)%	5.04%
Ratios to Average Net AssetsD,E
Expenses before reductionsF	-%	-%	-%	-%	-%
Expenses net of fee waivers, if any	- %F	-%	-%	-%	-%
Expenses net of all reductions	- %F	-%	-%	-%	-%
Net investment income (loss)	1.44%	1.53%	1.54%	1.89%	1.71%
Supplemental Data
Net assets, end of period (000 omitted)	$203,463	$216,200	$163,933	$156,218	$139,907
Portfolio turnover rateD	30%	17%	23%	16%	13%

 A Calculated based on average shares outstanding during the period.

 B Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Amounts do not include the activity of the Underlying Funds.

 E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund but do not include expenses of the underlying funds in which the Fund invests.

 F Amount represents less than .005%.

See accompanying notes which are an integral part of the financial statements.

VIP Investor Freedom 2030 Portfolio℠

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Holdings as of December 31, 2018

% of fund's net assets
VIP Overseas Portfolio Investor Class	16.8
VIP Investment Grade Bond Portfolio Investor Class	15.0
VIP Growth & Income Portfolio Investor Class	9.8
VIP Emerging Markets Portfolio Investor Class	9.1
VIP Equity-Income Portfolio Investor Class	8.6
VIP Growth Portfolio Investor Class	8.4
VIP Contrafund Portfolio Investor Class	8.2
VIP Value Portfolio Investor Class	6.3
Fidelity Long Term Treasury Bond Index Fund	6.0
VIP Value Strategies Portfolio Investor Class	3.1
91.3

Asset Allocation (% of fund's net assets)

Period end
Domestic Equity Funds	46.8%
International Equity Funds	25.9%
Bond Funds	25.8%
Short-Term Funds	1.5%

VIP Investor Freedom 2030 Portfolio℠

Schedule of Investments December 31, 2018

Showing Percentage of Net Assets

Domestic Equity Funds - 46.8%
	Shares	Value
VIP Contrafund Portfolio Investor Class (a)	550,103	$17,564,794
VIP Equity-Income Portfolio Investor Class (a)	909,663	18,429,766
VIP Growth & Income Portfolio Investor Class (a)	1,088,597	21,009,916
VIP Growth Portfolio Investor Class (a)	285,838	17,953,464
VIP Mid Cap Portfolio Investor Class (a)	169,851	5,097,231
VIP Value Portfolio Investor Class (a)	1,036,235	13,533,236
VIP Value Strategies Portfolio Investor Class (a)	597,484	6,596,221
TOTAL DOMESTIC EQUITY FUNDS
(Cost $94,385,115)		100,184,628

International Equity Funds - 25.9%
VIP Emerging Markets Portfolio Investor Class (a)	1,954,468	19,368,781
VIP Overseas Portfolio Investor Class (a)	1,890,822	36,039,068
TOTAL INTERNATIONAL EQUITY FUNDS
(Cost $53,034,809)		55,407,849

Bond Funds - 25.8%
Fidelity Inflation-Protected Bond Index Fund Institutional Premium Class (a)	637,297	6,047,950
Fidelity Long Term Treasury Bond Index Fund (a)	1,008,323	12,785,537
VIP High Income Portfolio Investor Class (a)	831,083	4,105,549
VIP Investment Grade Bond Portfolio Investor Class (a)	2,613,738	32,122,841
TOTAL BOND FUNDS
(Cost $56,307,712)		55,061,877

Short-Term Funds - 1.5%
VIP Government Money Market Portfolio Investor Class 2.16% (a)(b)
(Cost $3,216,944)	3,216,944	3,216,944
TOTAL INVESTMENT IN SECURITIES - 100.0%
(Cost $206,944,580)		213,871,298
NET OTHER ASSETS (LIABILITIES) - 0.0%		(26)
NET ASSETS - 100%		$213,871,272

Legend

 (a) Affiliated Fund

 (b) The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Underlying Funds

Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds, excluding any Money Market Central Funds, is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur.

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Fidelity Inflation-Protected Bond Index Fund Institutional Premium Class	$--	$514,299	$154,977	$118,151	$(1,778)	$(194,734)	$6,047,950
Fidelity Inflation-Protected Bond Index Fund Premium Class	--	5,971,319	84,900	6,439	(1,279)	--	--
Fidelity Long Term Treasury Bond Index Fund	--	774,608	1,858,835	65,342	4,878	345,918	12,785,537
Fidelity Long-Term Treasury Bond Index Fund Institutional Class	--	13,859,464	329,431	144,514	(11,065)	--	--
Fidelity Long-Term Treasury Bond Index Fund Premium Class	4,496,919	842,704	4,960,774	53,644	(395,705)	16,856	--
VIP Contrafund Portfolio Investor Class	19,073,221	5,609,647	4,273,506	1,772,517	26,639	(2,871,207)	17,564,794
VIP Emerging Markets Portfolio Investor Class	18,019,994	8,100,563	2,928,226	126,784	(72,233)	(3,751,317)	19,368,781
VIP Equity-Income Portfolio Investor Class	20,109,451	5,539,893	4,308,654	1,343,107	(82,345)	(2,828,579)	18,429,766
VIP Government Money Market Portfolio Investor Class 2.16%	5,515,093	1,141,398	3,439,547	69,327	--	--	3,216,944
VIP Growth & Income Portfolio Investor Class	23,068,344	6,367,897	5,177,483	1,374,008	99,182	(3,348,024)	21,009,916
VIP Growth Portfolio Investor Class	19,422,535	6,602,408	5,482,996	2,803,538	266,110	(2,854,593)	17,953,464
VIP High Income Portfolio Investor Class	4,254,597	1,277,402	1,035,711	241,680	(25,971)	(364,768)	4,105,549
VIP Investment Grade Bond Portfolio Investor Class	33,678,873	11,506,427	11,771,779	1,072,171	(294,023)	(996,657)	32,122,841
VIP Mid Cap Portfolio Investor Class	5,587,812	1,760,147	941,566	500,677	(6,723)	(1,302,439)	5,097,231
VIP Overseas Portfolio Investor Class	39,379,726	8,725,967	5,254,992	620,103	(72,503)	(6,739,130)	36,039,068
VIP Value Portfolio Investor Class	14,774,188	4,002,743	2,196,159	989,379	(31,389)	(3,016,147)	13,533,236
VIP Value Strategies Portfolio Investor Class	7,215,746	1,968,703	891,367	393,054	(15,649)	(1,681,212)	6,596,221
	$214,596,499	$84,565,589	$55,090,903	$11,694,435	$(613,854)	$(29,586,033)	$213,871,298

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

VIP Investor Freedom 2030 Portfolio℠

Financial Statements

Statement of Assets and Liabilities

		December 31, 2018
Assets
Investment in securities, at value — See accompanying schedule:
Affiliated issuers (cost $206,944,580)	$213,871,298
Total Investment in Securities (cost $206,944,580)		$213,871,298
Cash		1
Receivable for investments sold		4,064,763
Total assets		217,936,062
Liabilities
Payable for investments purchased	$3,940,527
Payable for fund shares redeemed	124,263
Total liabilities		4,064,790
Net Assets		$213,871,272
Net Assets consist of:
Paid in capital		$200,325,042
Total distributable earnings (loss)		13,546,230
Net Assets, for 17,674,274 shares outstanding		$213,871,272
Net Asset Value, offering price and redemption price per share ($213,871,272 ÷ 17,674,274 shares)		$12.10

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2018
Investment Income
Dividends:
Affiliated issuers		$3,069,807
Expenses
Independent trustees' fees and expenses	$1,228
Total expenses		1,228
Net investment income (loss)		3,068,579
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Affiliated issuers	(613,854)
Capital gain distributions from underlying funds:
Affiliated issuers	8,624,628
Total net realized gain (loss)		8,010,774
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Affiliated issuers	(29,586,033)
Total change in net unrealized appreciation (depreciation)		(29,586,033)
Net gain (loss)		(21,575,259)
Net increase (decrease) in net assets resulting from operations		$(18,506,680)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2018	Year ended December 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$3,068,579	$2,711,747
Net realized gain (loss)	8,010,774	5,755,764
Change in net unrealized appreciation (depreciation)	(29,586,033)	26,146,448
Net increase (decrease) in net assets resulting from operations	(18,506,680)	34,613,959
Distributions to shareholders	(7,556,870)	–
Distributions to shareholders from net investment income	–	(2,691,438)
Distributions to shareholders from net realized gain	–	(5,515,531)
Total distributions	(7,556,870)	(8,206,969)
Share transactions
Proceeds from sales of shares	35,664,187	36,781,109
Reinvestment of distributions	7,556,870	8,206,969
Cost of shares redeemed	(17,883,056)	(12,331,255)
Net increase (decrease) in net assets resulting from share transactions	25,338,001	32,656,823
Total increase (decrease) in net assets	(725,549)	59,063,813
Net Assets
Beginning of period	214,596,821	155,533,008
End of period	$213,871,272	$214,596,821
Other Information
Undistributed net investment income end of period		$20,306
Shares
Sold	2,653,286	2,871,550
Issued in reinvestment of distributions	599,010	641,654
Redeemed	(1,342,744)	(972,690)
Net increase (decrease)	1,909,552	2,540,514

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

VIP Investor Freedom 2030 Portfolio

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$13.61	$11.76	$11.68	$11.97	$11.81
Income from Investment Operations
Net investment income (loss)A	.18	.19	.17	.21	.19
Net realized and unrealized gain (loss)	(1.24)	2.23	.51	(.24)	.38
Total from investment operations	(1.06)	2.42	.68	(.03)	.57
Distributions from net investment income	(.18)	(.17)	(.17)	(.20)	(.18)
Distributions from net realized gain	(.28)	(.39)	(.44)	(.05)	(.22)
Total distributions	(.45)B	(.57)C	(.60)D	(.26)E	(.41)F
Net asset value, end of period	$12.10	$13.61	$11.76	$11.68	$11.97
Total ReturnG,H	(7.87)%	20.92%	6.50%	(.32)%	4.83%
Ratios to Average Net AssetsI,J
Expenses before reductionsK	-%	-%	-%	-%	-%
Expenses net of fee waivers, if any	- %K	-%	-%	-%	-%
Expenses net of all reductions	- %K	-%	-%	-%	-%
Net investment income (loss)	1.36%	1.46%	1.48%	1.73%	1.58%
Supplemental Data
Net assets, end of period (000 omitted)	$213,871	$214,597	$155,533	$144,692	$131,425
Portfolio turnover rateI	24%	19%	19%	12%	13%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.45 per share is comprised of distributions from net investment income of $.176 and distributions from net realized gain of $.278 per share.

 C Total distributions of $.57 per share is comprised of distributions from net investment income of $.174 and distributions from net realized gain of $.391 per share.

 D Total distributions of $.60 per share is comprised of distributions from net investment income of $.167 and distributions from net realized gain of $.435 per share.

 E Total distributions of $.26 per share is comprised of distributions from net investment income of $.202 and distributions from net realized gain of $.053 per share.

 F Total distributions of $.41 per share is comprised of distributions from net investment income of $.182 and distributions from net realized gain of $.224 per share.

 G Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 H Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 I Amounts do not include the activity of the Underlying Funds.

 J Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund but do not include expenses of the underlying funds in which the Fund invests.

 K Amount represents less than .005%.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2018

1. Organization.

VIP Investor Freedom Income Portfolio, VIP Investor Freedom 2005 Portfolio, VIP Investor Freedom 2010 Portfolio, VIP Investor Freedom 2015 Portfolio, VIP Investor Freedom 2020 Portfolio, VIP Investor Freedom 2025 Portfolio and VIP Investor Freedom 2030 Portfolio (the Funds) are funds of Variable Insurance Products Fund V (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Each Fund is authorized to issue an unlimited number of shares. The Funds invest primarily in a combination of other VIP equity, bond, and short-term funds (the Underlying Funds) managed by Fidelity Management & Research Company (FMR). Shares of each Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts.

2. Investments in Fidelity Central Funds.

The Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but do not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, each Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

Each Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows. Investments in the Underlying Funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of each Fund and do not include any expenses associated with the Underlying Funds. Although not included in each Fund's expenses, each Fund indirectly bears its proportionate share of the Underlying Funds' expenses through the impact of these expenses on each Underlying Fund's NAV. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2018, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
VIP Investor Freedom Income	$73,578,246	$2,595,523	$(1,425,646)	$1,169,877
VIP Investor Freedom 2005	28,217,807	1,019,528	(634,377)	385,151
VIP Investor Freedom 2010	54,972,085	2,681,841	(1,201,632)	1,480,209
VIP Investor Freedom 2015	92,350,278	6,426,206	(1,995,398)	4,430,808
VIP Investor Freedom 2020	186,941,622	14,453,240	(4,867,914)	9,585,326
VIP Investor Freedom 2025	193,383,860	16,037,192	(5,958,007)	10,079,185
VIP Investor Freedom 2030	207,967,511	14,680,031	(8,776,244)	5,903,787

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Undistributed long-term capital gain	Net unrealized appreciation (depreciation) on securities and other investments
VIP Investor Freedom Income	$240,761	$1,372,059	$1,169,877
VIP Investor Freedom 2005	78,575	505,194	385,151
VIP Investor Freedom 2010	152,750	2,271,589	1,480,209
VIP Investor Freedom 2015	214,869	3,874,648	4,430,808
VIP Investor Freedom 2020	346,180	7,106,453	9,585,326
VIP Investor Freedom 2025	295,343	6,354,759	10,079,185
VIP Investor Freedom 2030	169,718	7,472,724	5,903,787

The tax character of distributions paid was as follows:

December 31, 2018
	Ordinary Income	Long-term Capital Gains	Total
VIP Investor Freedom Income	$1,411,354	$789,022	$2,200,376
VIP Investor Freedom 2005	555,989	246,086	802,075
VIP Investor Freedom 2010	1,071,825	1,315,841	2,387,666
VIP Investor Freedom 2015	1,836,407	2,437,636	4,274,043
VIP Investor Freedom 2020	3,612,421	4,007,640	7,620,061
VIP Investor Freedom 2025	3,639,137	3,312,066	6,951,203
VIP Investor Freedom 2030	3,745,259	3,811,611	7,556,870

December 31, 2017
	Ordinary Income	Long-term Capital Gains	Total
VIP Investor Freedom Income	$1,363,077	$424,909	$1,787,986
VIP Investor Freedom 2005	545,062	162,798	707,860
VIP Investor Freedom 2010	1,344,123	752,653	2,096,776
VIP Investor Freedom 2015	2,266,558	1,639,404	3,905,962
VIP Investor Freedom 2020	4,594,052	2,880,725	7,474,777
VIP Investor Freedom 2025	4,461,686	2,914,793	7,376,479
VIP Investor Freedom 2030	4,516,666	3,690,303	8,206,969

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Funds' financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation	Prior Line-Item Presentation
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
VIP Investor Freedom Income	35,334,743	31,973,575
VIP Investor Freedom 2005	14,004,480	12,371,215
VIP Investor Freedom 2010	22,442,098	28,075,228
VIP Investor Freedom 2015	34,951,308	38,929,290
VIP Investor Freedom 2020	71,079,191	74,670,474
VIP Investor Freedom 2025	76,272,246	64,096,431
VIP Investor Freedom 2030	84,565,589	55,090,903

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR Co., Inc. (the investment adviser), an affiliate of FMR, provides the Funds with investment management related services. The Funds do not pay any fees for these services.

Interfund Trades. The Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act.

6. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were owners of record of all of the outstanding shares of the Funds.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Variable Insurance Products Fund V and Shareholders of VIP Investor Freedom Income Portfolio, VIP Investor Freedom 2005 Portfolio, VIP Investor Freedom 2010 Portfolio, VIP Investor Freedom 2015 Portfolio, VIP Investor Freedom 2020 Portfolio, VIP Investor Freedom 2025 Portfolio and VIP Investor Freedom 2030 Portfolio:

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of VIP Investor Freedom Income Portfolio, VIP Investor Freedom 2005 Portfolio, VIP Investor Freedom 2010 Portfolio, VIP Investor Freedom 2015 Portfolio, VIP Investor Freedom 2020 Portfolio, VIP Investor Freedom 2025 Portfolio and VIP Investor Freedom 2030 Portfolio (seven of the funds constituting Variable Insurance Products Fund V, hereafter collectively referred to as the "Funds") as of December 31, 2018, the related statements of operations for the year ended December 31, 2018, the statements of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2018 and each of the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 19, 2019

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  If the interests of a fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds.  FMRC has structured the funds to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, FMRC, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict.  Each of the Trustees oversees 260 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). She is the President of First to Four LLC (leadership and mentoring services, 2012-present). She also serves as a member of the Board of Directors and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor, and aerospace systems, 2013-present), Board of Directors and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and Board of Directors of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a Member of the Advisory Board of certain Fidelity® funds (2018), a member of the Board of Directors and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board of Directors, Chair of the Nomination and Governance Committee and member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Board of Directors of the Army Historical Foundation (2015-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present) and a member of the Board of Trustees of Florida Institute of Technology (2015-present) and ThanksUSA (military family education non-profit, 2014-present).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as interim president of Michigan State University (2018-2019), a Member of the Advisory Board of certain Fidelity® funds (2014-2016), president of the Business Roundtable (2011-2017), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007), and Chase Manhattan Bank (1975-1978).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as President Fixed Income, High Income/Emerging Market Debt and Multi Asset Class Strategies of FIAM LLC (2018-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), President, Fixed Income (2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice Chairman of FIAM LLC (investment adviser firm, 2014-2018), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-2018), President Multi-Asset Class Strategies of FMR's Global Asset Allocation Division (2017-2018), Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of certain Fidelity® funds (2008-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2018 to December 31, 2018).

Actual Expenses

The first line of the accompanying table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, each Fund, as a shareholder in underlying Fidelity Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Funds. These fees and expenses are not included in each Fund's annualized expense ratio used to calculate the expense estimates in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, each Fund, as a shareholder in underlying Fidelity Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Funds. These fees and expenses are not included in each Fund's annualized expense ratio used to calculate the expense estimates in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period-B July 1, 2018 to December 31, 2018
VIP Investor Freedom Income	- %
Actual		$1,000.00	$984.60	$-
Hypothetical-C		$1,000.00	$1,025.21	$-
VIP Investor Freedom 2005	- %
Actual		$1,000.00	$974.30	$-
Hypothetical-C		$1,000.00	$1,025.21	$-
VIP Investor Freedom 2010	- %
Actual		$1,000.00	$963.20	$-
Hypothetical-C		$1,000.00	$1,025.21	$-
VIP Investor Freedom 2015	- %
Actual		$1,000.00	$952.70	$-
Hypothetical-C		$1,000.00	$1,025.21	$-
VIP Investor Freedom 2020	- %
Actual		$1,000.00	$943.30	$-
Hypothetical-C		$1,000.00	$1,025.21	$-
VIP Investor Freedom 2025	- %
Actual		$1,000.00	$936.50	$-
Hypothetical-C		$1,000.00	$1,025.21	$-
VIP Investor Freedom 2030	- %
Actual		$1,000.00	$922.10	$-
Hypothetical-C		$1,000.00	$1,025.21	$-

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of the underlying Fidelity Funds in which each Fund invests are not included in each Fund's annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
VIP Investor Freedom Income Portfolio	02/15/19	02/15/19	$0.008	$0.235
VIP Investor Freedom 2005 Portfolio	02/15/19	02/15/19	$0.006	$0.225
VIP Investor Freedom 2010 Portfolio	02/15/19	02/15/19	$0.006	$0.505
VIP Investor Freedom 2015 Portfolio	02/15/19	02/15/19	$0.006	$0.495
VIP Investor Freedom 2020 Portfolio	02/15/19	02/15/19	$0.004	$0.448
VIP Investor Freedom 2025 Portfolio	02/15/19	02/15/19	$0.003	$0.410
VIP Investor Freedom 2030 Portfolio	02/15/19	02/15/19	$0.003	$0.431

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended December 31, 2018, or, if subsequently determined to be different, the net capital gain of such year.

VIP Investor Freedom Income Portfolio	$1,376,772
VIP Investor Freedom 2005 Portfolio	$505,372
VIP Investor Freedom 2010 Portfolio	$2,281,591
VIP Investor Freedom 2015 Portfolio	$3,882,401
VIP Investor Freedom 2020 Portfolio	$7,128,042
VIP Investor Freedom 2025 Portfolio	$6,380,453
VIP Investor Freedom 2030 Portfolio	$7,487,436

A percentage of the dividends distributed during the fiscal year for the following funds were derived from interest on U.S. Government securities which is generally exempt from state income tax:

VIP Investor Freedom Income Portfolio	28.37%
VIP Investor Freedom 2005 Portfolio	22.10%
VIP Investor Freedom 2010 Portfolio	17.26%
VIP Investor Freedom 2015 Portfolio	13.69%
VIP Investor Freedom 2020 Portfolio	11.24%
VIP Investor Freedom 2025 Portfolio	9.63%
VIP Investor Freedom 2030 Portfolio	5.95%

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends–received deduction for corporate shareholders:

VIP Investor Freedom Income Portfolio
February 2018	0%
December 2018	5%
VIP Investor Freedom 2005 Portfolio
February 2018	3%
December 2018	7%
VIP Investor Freedom 2010 Portfolio
February 2018	–
December 2018	11%
VIP Investor Freedom 2015 Portfolio
February 2018	2%
December 2018	14%
VIP Investor Freedom 2020 Portfolio
February 2018	3%
December 2018	17%
VIP Investor Freedom 2025 Portfolio
February 2018	5%
December 2018	19%
VIP Investor Freedom 2030 Portfolio
February 2018	7%
December 2018	24%

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
VIP Investor Freedom Income Portfolio	12/21/18	$0.0149	$0.0019
VIP Investor Freedom 2005 Portfolio	12/21/18	$0.0196	$0.0025
VIP Investor Freedom 2010 Portfolio	12/21/18	$0.0266	$0.0033
VIP Investor Freedom 2015 Portfolio	12/21/18	$0.0314	$0.0039
VIP Investor Freedom 2020 Portfolio	12/21/18	$0.0364	$0.0044
VIP Investor Freedom 2025 Portfolio	12/21/18	$0.0429	$0.0052
VIP Investor Freedom 2030 Portfolio	12/21/18	$0.0491	$0.0059

Board Approval of Investment Advisory Contracts and Management Fees

VIP Investor Freedom Funds

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract (the Advisory Contract) with FMR Co., Inc. (FMRC), an affiliate of Fidelity Management & Research Company (FMR), for each fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contract, including the services and support provided to each fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of each fund's Advisory Contract. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contract. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2018 meeting, the Board unanimously determined to renew each fund's Advisory Contract. In reaching its determination, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contract was in the best interests of each fund and its shareholders and that the fact that no fees are payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. In reaching its determination, the Board was aware that shareholders of each fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the funds, including the backgrounds of investment personnel of FMRC, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups with responsibility for the underlying Fidelity funds in which each fund invests. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by Fidelity under the Advisory Contract and under separate agreements covering transfer agency, and pricing and bookkeeping services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes, and converting certain voluntary expense caps to contractual caps, to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for funds that had such fees; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether each fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the investment adviser about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for each fund for different time periods, measured against one or more appropriate securities market indices, including a customized blended index that reflects the respective weights of the fund's asset classes (each a "benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the investment adviser the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses, including acquired fund fees and expenses, but after transaction costs, if any) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses, including acquired fund fees and expenses) compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; the extent to which particular underlying funds affected performance; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for each fund and an appropriate benchmark index for the most recent one-, three-, and five-year periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should continue to benefit the shareholders of each fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board noted that the funds do not pay FMRC a management fee for investment advisory services, and that each fund bears indirectly the fees and expenses, including the management fees, paid by the underlying Fidelity funds in which it invests. The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than a fund. The funds' actual TMG %s and the number of funds in the Total Mapped Group are in the charts below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked, is also included in the charts and was considered by the Board.

VIP Investor Freedom 2005 Portfolio

VIP Investor Freedom 2010 Portfolio

VIP Investor Freedom 2015 Portfolio

VIP Investor Freedom 2020 Portfolio

VIP Investor Freedom 2025 Portfolio

VIP Investor Freedom 2030 Portfolio

VIP Investor Freedom Income Portfolio

The Board noted that each fund's management fee rate of 0.00% ranked below the median of its Total Mapped Group and below the median of its ASPG for 2017. The Board further noted that many peer funds pay fund-level expenses, including management fees, to which the funds are not subject.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures, and that while the funds do not pay a management fee, they indirectly bear a portion of the management fees paid by the Fidelity funds in which they invest, some of which are subject to the group fee. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component (such as the funds) and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each fund's total expense ratio, the Board considered that the funds do not pay transfer agent fees. Instead, the applicable class of each underlying Fidelity fund bears its pro rata portion of each fund's transfer agent fee according to the percentage of each fund's assets invested in that underlying fund. The Board further noted that FMR pays all other expenses of each fund, with limited exceptions.

The Board noted that each fund's total expense ratio ranked below the competitive median for 2017.

In considering each fund's total expense ratio, the Board also considered an alternative competitive analysis that included both top level (i.e., direct) fund fees and acquired fund fees and expenses for the fund and the other funds and classes to which it is compared. The Board noted that, under this alternative competitive analysis, each fund's total expense ratio ranked below the competitive median for 2017.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that each fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the level of Fidelity's profits in respect of all the Fidelity funds, including the Fidelity funds in which the funds invest.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses.

The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund were not relevant to the renewal of each fund's Advisory Contract because the funds do not pay management fees and FMR pays all other expenses of each fund, with limited exceptions.

Economies of Scale.  The Board concluded that because the funds do not pay management fees and FMR pays all other expenses of each fund, with limited exceptions, economies of scale cannot be realized by the funds, but may be realized by the other Fidelity funds in which each fund invests, many of which may benefit from breakpoints under the group fee arrangement.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of Fidelity's voluntary expense limitation agreements; (vi) the methodology with respect to competitive fund data and peer group classifications; (vii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends, and the impact of the increased use of omnibus accounts; (viii) new developments in the retail and institutional marketplaces and the competitive positioning of the funds relative to other investment products and services; (ix) the impact of recent changes to the money market fund landscape, including the full implementation of money market fund reform and rising interest rates, on Fidelity's money market funds; (x) the funds' share class structures and distribution channels; and (xi) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain classes. In addition, the Board considered its discussions with Fidelity throughout the year regarding enhanced information security initiatives and the funds' fair valuation policies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that each fund's Advisory Contract should be renewed.

VIPIFF-ANN-0219
1.814507.113

Fidelity® Variable Insurance Products:
FundsManager - 20%, 50%, 60%, 70%, 85% Portfolio

FundsManager 20% Portfolio

FundsManager 50% Portfolio

FundsManager 60% Portfolio

FundsManager 70% Portfolio

FundsManager 85% Portfolio

Annual Report

December 31, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, and if your insurance carrier elects to participate, you may not be receiving paper copies of the Fund’s shareholder reports from the insurance company that offers your variable insurance product unless you specifically request paper copies from your financial professional or the administrator of your variable insurance product. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically, by contacting your financial professional or the administrator of your variable insurance product. If you own a Fidelity-administered variable insurance product, please visit fidelity.com/mailpreferences to make your election or call 1-800-343-3548.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial professional or the administrator of your variable insurance product. If you own a Fidelity-administered variable insurance product, please visit fidelity.com/mailpreferences to make your election or call 1-800-343-3548. Your election to receive reports in paper will apply to all funds available under your variable insurance product.

Contents

Performance
Management's Discussion of Fund Performance
VIP FundsManager® 20% Portfolio
Investment Summary
Schedule of Investments
Financial Statements
VIP FundsManager® 50% Portfolio
Investment Summary
Schedule of Investments
Financial Statements
VIP FundsManager® 60% Portfolio
Investment Summary
Schedule of Investments
Financial Statements
VIP FundsManager® 70% Portfolio
Investment Summary
Schedule of Investments
Financial Statements
VIP FundsManager® 85% Portfolio
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Funds nor Fidelity Distributors Corporation is a bank.

VIP FundsManager® 20% Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2018	Past 1 year	Past 5 years	Past 10 years
Service Class	(1.67)%	2.49%	4.34%
Service Class 2	(1.82)%	2.32%	4.17%
Investor Class	(1.67)%	2.47%	4.33%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP FundsManager® 20% Portfolio - Investor Class on December 31, 2008.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays U.S. Aggregate Bond Index performed over the same period.

Period Ending Values
$15,283	VIP FundsManager® 20% Portfolio - Investor Class
$14,075	Bloomberg Barclays U.S. Aggregate Bond Index

VIP FundsManager® 50% Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2018	Past 1 year	Past 5 years	Past 10 years
Service Class	(5.28)%	3.54%	7.14%
Service Class 2	(5.38)%	3.38%	6.99%
Investor Class	(5.20)%	3.54%	7.16%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP FundsManager® 50% Portfolio - Investor Class on December 31, 2008.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$19,965	VIP FundsManager® 50% Portfolio - Investor Class
$34,303	S&P 500® Index

VIP FundsManager® 60% Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2018	Past 1 year	Past 5 years	Past 10 years
Service Class	(6.44)%	3.95%	8.16%
Service Class 2	(6.51)%	3.81%	7.99%
Investor Class	(6.44)%	3.95%	8.16%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP FundsManager® 60% Portfolio - Investor Class on December 31, 2008.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$21,909	VIP FundsManager® 60% Portfolio - Investor Class
$34,303	S&P 500® Index

VIP FundsManager® 70% Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2018	Past 1 year	Past 5 years	Past 10 years
Service Class	(7.50)%	4.11%	8.82%
Service Class 2	(7.60)%	3.97%	8.67%
Investor Class	(7.49)%	4.11%	8.82%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP FundsManager® 70% Portfolio - Investor Class on December 31, 2008.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$23,291	VIP FundsManager® 70% Portfolio - Investor Class
$34,303	S&P 500® Index

VIP FundsManager® 85% Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2018	Past 1 year	Past 5 years	Past 10 years
Service Class	(8.90)%	4.60%	9.95%
Service Class 2	(9.08)%	4.44%	9.77%
Investor Class	(8.89)%	4.61%	9.96%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP FundsManager® 85% Portfolio - Investor Class on December 31, 2008.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$25,836	VIP FundsManager® 85% Portfolio - Investor Class
$34,303	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  The global economy remained in expansion in 2018, but growth became less synchronous and more uneven. Meanwhile, global monetary policy became a headwind, and this uncertainty spurred an increase in volatility among risk assets. This was particularly true in the latter part of the year due to several factors including China entering a growth recession, emerging late-cycle conditions in the U.S., falling commodity prices, China-U.S trade-policy uncertainty and the U.K.’s planned “Brexit” from the European Union.
Against this backdrop, U.S. equities, as measured by the S&P 500® index returned -4.38% in 2018. Sector-wise, seven of the 11 major sectors in the S&P 500® lost ground this period. Falling crude-oil prices caused energy stocks (-18%) to suffer most, while slowing global growth concerns felled the materials (-15%), industrials (-13%) and financials (-13%) sectors. Conversely, health care (+6%) led the way, followed by the utilities (+4%), information technology (+3%) and consumer discretionary (+2%) sectors. Overseas, equities suffered a pronounced, broad-based correction, returning -14.04% for the year, according to the MSCI ACWI ex USA Index. Among regions in the index, Asia-Pacific (-11%) and Japan (-13%) held up best, whereas resource-rich Canada (-17%), Europe (-14%) and emerging markets (-14%) lagged.
In terms of fixed income, investment-grade bonds were roughly flat for the 12 months, according to the Bloomberg Barclays U.S. Aggregate Bond Index. Late in the year, concerns about global growth pushed Treasury yields lower and credit spreads wider. Short-term debt led most U.S. investment-grade sectors, followed by asset-backed securities and agency bonds while corporate credit produced negative returns according to Bloomberg Barclays.

Comments from Portfolio Manager Geoff Stein:  For the year, the Portfolios' share classes posted returns ranging from roughly -2% to -9%, trailing their respective Composite benchmarks. The Portfolios underperformed primarily because of weak U.S. stock selection during the final quarter of 2018. The majority of the domestic equity subportfolio was allocated to Fidelity® Stock Selector All Cap Fund, which substantially lagged the broader U.S. equity market. Security selection in information technology had the greatest negative impact on results. Picks among foreign developed-markets (DM) equities also notably detracted from relative performance. Overall, asset allocation added value from a relative performance standpoint, driven by equity positioning. Underweighted exposure to international DM stocks fueled the Portfolios' positive equity allocation results, as this asset class lagged U.S. equities, primarily due to a strengthening U.S. dollar. An average overweighting in U.S. stocks also meaningfully contributed, bolstered by tax reform, strong corporate profit growth and better economic growth in the United States versus Europe and other regions. Conversely, a small, out-of-benchmark allocation to commodities hampered the Portfolios' equity strategy, largely due to falling oil prices. My fixed-income allocation strategy – underweighting cash and investment-grade bonds to help fund various out-of-benchmark positions – detracted versus the Composite benchmarks and partially offset the benefit of my equity positioning. Underweighting investment-grade debt worked against my strategy, primarily because some of the alternative bond sectors I invested in didn’t perform as well as expected. Looking ahead, I have a broadly neutral view toward stocks, but believe international equities – particularly in emerging markets – may offer more attractive opportunities than the U.S.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

VIP FundsManager® 20% Portfolio

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Holdings as of December 31, 2018

% of fund's net assets
Fidelity U.S. Bond Index Fund Institutional Premium Class	43.6
Fidelity Investments Money Market Prime Reserves Portfolio - Institutional Class 2.49%	16.8
Fidelity Investments Money Market Government Portfolio Institutional Class 2.29%	11.4
Fidelity Stock Selector All Cap Fund	11.2
Fidelity Inflation-Protected Bond Index Fund Institutional Premium Class	4.2
Fidelity Long Term Treasury Bond Index Fund Institutional Premium	2.9
Fidelity Floating Rate High Income Fund	1.0
Fidelity Mega Cap Stock Fund	0.8
Fidelity Japan Fund	0.8
Fidelity Overseas Fund	0.7
93.4

Asset Allocation (% of fund's net assets)

Period end*
Domestic Equity Funds	14.7%
International Equity Funds	4.6%
Bond Funds	52.2%
Short-Term Funds	28.4%
Short-Term Investments	0.1%

 * Futures - 0.7%

VIP FundsManager® 20% Portfolio

Schedule of Investments December 31, 2018

Showing Percentage of Net Assets

Equity Funds - 19.3%
	Shares	Value
Fidelity Contrafund (a)	384,449	$4,232,782
Fidelity Diversified International Fund (a)	139,996	4,430,870
Fidelity Equity-Income Fund (a)	82,584	4,206,824
Fidelity Europe Fund (a)	52,762	1,656,737
Fidelity Global Commodity Stock Fund (a)	305,831	3,425,312
Fidelity International Capital Appreciation Fund (a)	59,320	1,057,683
Fidelity International Discovery Fund (a)	100,340	3,659,396
Fidelity International Enhanced Index Fund (a)	406,266	3,432,947
Fidelity International Small Cap Fund (a)	60,683	1,437,579
Fidelity International Small Cap Opportunities Fund (a)	112,326	1,812,941
Fidelity International Value Fund (a)	318,165	2,313,061
Fidelity Japan Fund (a)	439,843	5,766,339
Fidelity Japan Smaller Companies Fund (a)	182,710	2,766,230
Fidelity Low-Priced Stock Fund (a)	95,790	4,156,325
Fidelity Mega Cap Stock Fund (a)	451,840	6,104,354
Fidelity Overseas Fund (a)	123,227	5,037,536
Fidelity Pacific Basin Fund (a)	32,291	849,900
Fidelity Real Estate Investment Portfolio (a)	19,379	744,366
Fidelity Stock Selector All Cap Fund (a)	2,123,226	81,595,573
Fidelity Value Discovery Fund (a)	83,075	2,090,155
TOTAL EQUITY FUNDS
(Cost $160,935,422)		140,776,910

Fixed-Income Funds - 52.2%
Fidelity Floating Rate High Income Fund (a)	800,604	7,365,560
Fidelity Inflation-Protected Bond Index Fund Institutional Premium Class (a)	3,239,942	30,747,046
Fidelity Long Term Treasury Bond Index Fund Institutional Premium (a)	1,653,165	20,962,126
Fidelity New Markets Income Fund (a)	241,602	3,447,653
Fidelity U.S. Bond Index Fund Institutional Premium Class (a)	28,126,296	317,264,615
TOTAL FIXED-INCOME FUNDS
(Cost $379,797,235)		379,787,000

Money Market Funds - 28.4%
Fidelity Cash Central Fund, 2.42% (b)	1,192,708	1,192,947
Fidelity Investments Money Market Government Portfolio Institutional Class 2.29% (a)(c)	83,379,133	83,379,133
Fidelity Investments Money Market Prime Reserves Portfolio - Institutional Class 2.49% (a)(c)	122,616,503	122,641,026
TOTAL MONEY MARKET FUNDS
(Cost $207,212,825)		207,213,106
	Principal Amount	Value

U.S. Treasury Obligations - 0.1%
U.S. Treasury Bills, yield at date of purchase 2.34% to 2.41% 2/14/19 to 3/28/19 (d)
(Cost $507,732)	510,000	507,715
TOTAL INVESTMENT IN SECURITIES - 100.0%
(Cost $748,453,214)		728,284,731
NET OTHER ASSETS (LIABILITIES) - 0.0%		(159,659)
NET ASSETS - 100%		$728,125,072

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
ICE E-mini MSCI Emerging Markets Index Contracts (United States)	151	March 2019	$7,299,340	$(43,203)	$(43,203)
Sold
Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	17	March 2019	2,129,420	122,358	122,358
TOTAL FUTURES CONTRACTS					$79,155

The notional amount of futures purchased as a percentage of Net Assets is 1.0%

The notional amount of futures sold as a percentage of Net Assets is 0.3%

For the period, the average monthly underlying face amount at value for futures contracts in the aggregate was $6,066,722.

Legend

 (a) Affiliated Fund

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (c) The rate quoted is the annualized seven-day yield of the fund at period end.

 (d) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $179,420.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$15,134
Total	$15,134

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Fiscal year to date information regarding the Fund’s investments in non-Money Market Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period	Purchases(a)	Sales Proceeds(a)	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Consumer Discretionary Central Fund	$--	$8,953,396	$9,027,548	$74,152	$--	$--	0.0%
Fidelity Consumer Staples Central Fund	--	4,816,241	4,856,996	40,755	--	--	0.0%
Fidelity Energy Central Fund	--	4,301,390	4,345,882	44,492	--	--	0.0%
Fidelity Financials Central Fund	--	12,918,479	12,983,948	65,469	--	--	0.0%
Fidelity Health Care Central Fund	--	11,314,305	11,351,684	37,379	--	--	0.0%
Fidelity Industrials Central Fund	--	8,410,818	8,495,300	84,482	--	--	0.0%
Fidelity Information Technology Central Fund	--	20,550,696	20,625,411	74,715	--	--	0.0%
Fidelity Materials Central Fund	--	2,544,166	2,570,338	26,172	--	--	0.0%
Fidelity Telecom Services Central Fund	--	1,315,216	1,334,397	19,181	--	--	0.0%
Fidelity Utilities Central Fund	--	2,158,269	2,185,539	27,270	--	--	0.0%
	$--	$77,282,976	$77,777,043	$494,067	$--	$--

 (a) Includes the value of shares purchased or redeemed through in-kind transactions, if applicable. See the Notes to Financial Statements for additional details.

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Affiliated Underlying Funds

Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds, excluding any Money Market Central Funds, is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur.

Affiliate	Value, beginning of period	Purchases(a)	Sales Proceeds(a)	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Fidelity Air Transportation Portfolio	$545,347	$38,495	$526,059	$28,339	$125	$(57,908)	$--
Fidelity Banking Portfolio	1,290,495	121,924	1,313,647	95,719	602,081	(700,853)	--
Fidelity Biotechnology Portfolio	648,913	41,351	686,045	25,901	127,802	(132,021)	--
Fidelity Brokerage and Investment Management Portfolio	284,833	19,686	292,087	13,626	30,625	(43,057)	--
Fidelity Chemicals Portfolio	288,919	21,974	278,973	16,683	119,225	(151,145)	--
Fidelity Commodity Strategy Fund	6,280,442	861,811	7,089,260	--	158,949	(211,942)	--
Fidelity Communication Services Portfolio	473,209	34,497	460,099	25,707	(25,833)	(21,774)	--
Fidelity Construction and Housing Portfolio	409,106	25,964	385,039	18,538	(62,102)	12,071	--
Fidelity Consumer Discretionary Portfolio	5,710,919	2,143,257	7,877,116	124,491	3,160,325	(3,137,385)	--
Fidelity Consumer Staples Portfolio	4,194,088	1,276,565	4,913,097	297,520	1,283,059	(1,840,615)	--
Fidelity Contrafund	3,044,565	2,490,293	806,461	362,937	(7,306)	(488,309)	4,232,782
Fidelity Defense and Aerospace Portfolio	1,903,687	95,117	2,084,246	58,324	656,965	(571,523)	--
Fidelity Diversified International Fund	6,779,012	484,161	1,730,273	303,721	(59,729)	(1,042,301)	4,430,870
Fidelity Emerging Asia Fund	791,868	7,658	810,698	--	284,555	(273,383)	--
Fidelity Emerging Markets Discovery Fund	1,418,774	13,785	1,491,466	--	80,132	(21,225)	--
Fidelity Emerging Markets Fund	5,855,111	55,906	6,001,938	--	1,539,412	(1,448,491)	--
Fidelity Energy Portfolio	3,352,628	963,161	4,378,928	--	652,355	(589,216)	--
Fidelity Equity-Income Fund	5,038,472	1,527,286	1,566,620	399,772	(51,621)	(740,693)	4,206,824
Fidelity Europe Fund	2,594,533	262,054	675,421	178,223	27,932	(552,361)	1,656,737
Fidelity Extended Market Index Fund Premium Class	22,360	21	23,957	21	9,164	(7,588)	--
Fidelity Financial Services Portfolio	6,667,195	2,546,105	8,896,507	210,192	2,337,899	(2,654,692)	--
Fidelity Floating Rate High Income Fund	7,814,907	736,527	848,520	352,117	(3,880)	(333,474)	7,365,560
Fidelity Focused High Income Fund	272	5	268	6	(2)	(7)	--
Fidelity Global Commodity Stock Fund	6,485,492	952,777	3,557,356	75,282	193,259	(648,860)	3,425,312
Fidelity Health Care Portfolio	7,117,118	2,790,576	10,169,261	343,576	1,260,422	(998,855)	--
Fidelity Industrial Equipment Portfolio	1,351,273	177,012	4,234	170,990	(13)	(275,682)	--
Fidelity Industrials Portfolio	2,606,708	1,902,951	5,570,757	227,698	(115,134)	(72,124)	--
Fidelity Inflation-Protected Bond Index Fund Institutional Class	29,469,230	5,310,291	3,074,255	80,819	(35,629)	21,883	--
Fidelity Inflation-Protected Bond Index Fund Institutional Premium Class	--	826,611	703,299	603,136	(11,123)	(1,056,663)	30,747,046
Fidelity Insurance Portfolio	693,241	94,723	685,566	81,238	288,263	(390,661)	--
Fidelity International Capital Appreciation Fund	1,565,433	80,289	402,427	31,106	60,487	(246,099)	1,057,683
Fidelity International Discovery Fund	5,646,974	289,331	1,386,938	136,291	(36,218)	(853,753)	3,659,396
Fidelity International Enhanced Index Fund	5,228,217	211,766	1,330,946	79,554	(12,332)	(663,758)	3,432,947
Fidelity International Small Cap Fund	3,013,116	180,208	1,401,846	84,120	268,230	(622,129)	1,437,579
Fidelity International Small Cap Opportunities Fund	2,794,621	140,717	783,846	53,103	170,322	(508,873)	1,812,941
Fidelity International Value Fund	3,699,827	182,265	1,010,191	74,957	(8,393)	(550,447)	2,313,061
Fidelity Investments Money Market Government Portfolio Institutional Class 2.29%	77,831,034	42,062,347	36,514,248	1,286,961	--	--	83,379,133
Fidelity Investments Money Market Prime Reserves Portfolio - Institutional Class 2.49%	138,479,547	19,077,491	34,916,307	2,586,173	111	184	122,641,026
Fidelity Japan Fund	--	6,251,912	--	21,912	--	(485,573)	5,766,339
Fidelity Japan Smaller Companies Fund	3,758,756	809,609	1,148,311	145,972	15,318	(669,142)	2,766,230
Fidelity Leisure Portfolio	399,725	28,793	404,940	21,369	(3,840)	(19,738)	--
Fidelity Long Term Treasury Bond Index Fund Institutional Premium	--	246,337	452,120	96,795	(9,301)	(284,677)	20,962,126
Fidelity Long-Term Treasury Bond Index Fund Institutional Class	14,139,803	9,101,256	1,577,808	432,172	(26,315)	(175,049)	--
Fidelity Low-Priced Stock Fund	5,084,008	1,564,351	1,426,416	537,041	(32,610)	(1,033,008)	4,156,325
Fidelity Materials Portfolio	1,864,826	648,623	2,316,677	111,831	(173,136)	(23,636)	--
Fidelity Medical Equipment and Systems Portfolio	617,066	39,579	673,391	26,860	133,334	(116,588)	--
Fidelity Mega Cap Stock Fund	7,599,940	2,807,049	2,572,510	1,263,968	(91,911)	(1,638,214)	6,104,354
Fidelity Natural Gas Portfolio	3,887	19	4,097	19	(561)	752	--
Fidelity New Markets Income Fund	3,984,659	366,644	424,251	174,444	(13,284)	(466,115)	3,447,653
Fidelity Overseas Fund	17,819,753	1,999,516	13,560,761	283,972	2,510,764	(3,731,736)	5,037,536
Fidelity Pacific Basin Fund	1,385,939	128,109	391,951	84,274	63,154	(335,351)	849,900
Fidelity Real Estate Investment Portfolio	2,065,589	897,170	2,060,711	38,022	(61,340)	(96,342)	744,366
Fidelity Stock Selector All Cap Fund	--	105,912,506	10,877,605	3,489,438	(97,768)	(13,341,560)	81,595,573
Fidelity Technology Portfolio	15,749,249	5,889,137	20,947,968	1,964,669	3,880,826	(4,571,244)	--
Fidelity Telecommunications Portfolio	973,395	439,981	1,340,290	19,404	(65,973)	(7,113)	--
Fidelity Transportation Portfolio	402,893	26,023	391,490	18,598	44,804	(82,230)	--
Fidelity U.S. Bond Index Fund Institutional Premium Class	341,502,115	57,342,235	72,019,614	9,170,028	(2,100,370)	(7,459,751)	317,264,615
Fidelity Utilities Portfolio	1,634,310	544,130	2,199,932	10,067	144,837	(123,345)	--
Fidelity Value Discovery Fund	2,587,016	712,388	883,834	98,551	(14,196)	(311,219)	2,090,155
	$772,964,415	$283,802,325	$290,322,879	$26,436,247	$16,984,816	$(56,844,608)	$726,584,069

 (a) Includes the value of shares purchased or redeemed through in-kind transactions, if applicable. See the Notes to Financial Statements for additional details.

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equity Funds	$140,776,910	$140,776,910	$--	$--
Fixed-Income Funds	379,787,000	379,787,000	--	--
Money Market Funds	207,213,106	207,213,106	--	--
Other Short-Term Investments	507,715	--	507,715	--
Total Investments in Securities:	$728,284,731	$727,777,016	$507,715	$--
Derivative Instruments:
Assets
Futures Contracts	$122,358	$122,358	$--	$--
Total Assets	$122,358	$122,358	$--	$--
Liabilities
Futures Contracts	$(43,203)	$(43,203)	$--	$--
Total Liabilities	$(43,203)	$(43,203)	$--	$--
Total Derivative Instruments:	$79,155	$79,155	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of December 31, 2018. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$122,358	$(43,203)
Total Equity Risk	122,358	(43,203)
Total Value of Derivatives	$122,358	$(43,203)

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in net unrealized appreciation (depreciation).

See accompanying notes which are an integral part of the financial statements.

VIP FundsManager® 20% Portfolio

Financial Statements

Statement of Assets and Liabilities

		December 31, 2018
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $507,732)	$507,715
Fidelity Central Funds (cost $1,192,858)	1,192,947
Other affiliated issuers (cost $746,752,624)	726,584,069
Total Investment in Securities (cost $748,453,214)		$728,284,731
Segregated cash with brokers for derivative instruments		316,989
Cash		11,053
Receivable for investments sold		344,841
Receivable for fund shares sold		11,151
Distributions receivable from Fidelity Central Funds		2,467
Other receivables		97
Total assets		728,971,329
Liabilities
Payable for investments purchased	$328,061
Payable for fund shares redeemed	352,361
Accrued management fee	122,073
Distribution and service plan fees payable	1,032
Payable for daily variation margin on futures contracts	42,730
Total liabilities		846,257
Net Assets		$728,125,072
Net Assets consist of:
Paid in capital		$719,380,710
Total distributable earnings (loss)		8,744,362
Net Assets		$728,125,072
Net Asset Value and Maximum Offering Price
Service Class:
Net Asset Value, offering price and redemption price per share ($54,853 ÷ 5,104 shares)		$10.75
Service Class 2:
Net Asset Value, offering price and redemption price per share ($8,285,900 ÷ 772,920 shares)		$10.72
Investor Class:
Net Asset Value, offering price and redemption price per share ($719,784,319 ÷ 67,003,494 shares)		$10.74

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2018
Investment Income
Dividends:
Unaffiliated issuers		$28,666
Affiliated issuers		15,831,227
Interest		5,926
Income from Fidelity Central Funds		15,134
Total income		15,880,953
Expenses
Management fee	$1,914,634
Distribution and service plan fees	21,129
Independent trustees' fees and expenses	3,563
Total expenses before reductions	1,939,326
Expense reductions	(393,219)
Total expenses after reductions		1,546,107
Net investment income (loss)		14,334,846
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	536,327
Fidelity Central Funds	493,969
Other affiliated issuers	16,984,816
Futures contracts	1,621,498
Capital gain distributions from underlying funds:
Affiliated issuers	10,605,020
Total net realized gain (loss)		30,241,630
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(367,005)
Fidelity Central Funds	89
Other affiliated issuers	(56,844,608)
Futures contracts	79,155
Total change in net unrealized appreciation (depreciation)		(57,132,369)
Net gain (loss)		(26,890,739)
Net increase (decrease) in net assets resulting from operations		$(12,555,893)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2018	Year ended December 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$14,334,846	$10,609,958
Net realized gain (loss)	30,241,630	32,992,467
Change in net unrealized appreciation (depreciation)	(57,132,369)	9,275,256
Net increase (decrease) in net assets resulting from operations	(12,555,893)	52,877,681
Distributions to shareholders	(46,235,998)	–
Distributions to shareholders from net investment income	–	(10,031,370)
Distributions to shareholders from net realized gain	–	(4,376,254)
Total distributions	(46,235,998)	(14,407,624)
Share transactions - net increase (decrease)	1,378,738	405,746
Total increase (decrease) in net assets	(57,413,153)	38,875,803
Net Assets
Beginning of period	785,538,225	746,662,422
End of period	$728,125,072	$785,538,225
Other Information
Undistributed net investment income end of period		$594,616

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

VIP FundsManager 20% Portfolio Service Class

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$11.63	$11.04	$11.02	$11.51	$11.33
Income from Investment Operations
Net investment income (loss)A	.21	.16	.14	.13	.15
Net realized and unrealized gain (loss)	(.40)	.65	.17	(.13)	.32
Total from investment operations	(.19)	.81	.31	–B	.47
Distributions from net investment income	(.21)	(.15)	(.14)	(.13)	(.15)
Distributions from net realized gain	(.48)	(.07)	(.15)	(.36)	(.15)
Total distributions	(.69)	(.22)	(.29)	(.49)	(.29)C
Net asset value, end of period	$10.75	$11.63	$11.04	$11.02	$11.51
Total ReturnD,E	(1.67)%	7.33%	2.83%	(.03)%	4.21%
Ratios to Average Net AssetsF,G,H
Expenses before reductions	.35%	.35%	.35%	.35%	.35%
Expenses net of fee waivers, if any	.20%	.20%	.20%	.20%	.20%
Expenses net of all reductions	.20%	.20%	.20%	.20%	.20%
Net investment income (loss)	1.87%	1.41%	1.25%	1.16%	1.31%
Supplemental Data
Net assets, end of period (000 omitted)	$55	$59	$60	$62	$68
Portfolio turnover rateF,I	47%	61%	58%	44%	28%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total distributions of $.29 per share is comprised of distributions from net investment income of $.147 and distributions from net realized gain of $.147 per share.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Amounts do not include the activity of the Underlying Funds.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

VIP FundsManager 20% Portfolio Service Class 2

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$11.60	$11.01	$11.00	$11.49	$11.32
Income from Investment Operations
Net investment income (loss)A	.19	.14	.12	.11	.13
Net realized and unrealized gain (loss)	(.40)	.65	.17	(.12)	.32
Total from investment operations	(.21)	.79	.29	(.01)	.45
Distributions from net investment income	(.19)	(.13)	(.13)	(.12)	(.13)
Distributions from net realized gain	(.48)	(.07)	(.15)	(.36)	(.15)
Total distributions	(.67)	(.20)	(.28)	(.48)	(.28)
Net asset value, end of period	$10.72	$11.60	$11.01	$11.00	$11.49
Total ReturnB,C	(1.82)%	7.19%	2.66%	(.17)%	3.98%
Ratios to Average Net AssetsD,E,F
Expenses before reductions	.50%	.50%	.50%	.50%	.50%
Expenses net of fee waivers, if any	.35%	.35%	.35%	.35%	.35%
Expenses net of all reductions	.35%	.35%	.35%	.35%	.35%
Net investment income (loss)	1.72%	1.26%	1.10%	1.01%	1.16%
Supplemental Data
Net assets, end of period (000 omitted)	$8,286	$8,188	$7,529	$1,454	$1,426
Portfolio turnover rateD,G	47%	61%	58%	44%	28%

 A Calculated based on average shares outstanding during the period.

 B Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Amounts do not include the activity of the Underlying Funds.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

VIP FundsManager 20% Portfolio Investor Class

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$11.62	$11.04	$11.01	$11.50	$11.33
Income from Investment Operations
Net investment income (loss)A	.21	.16	.14	.13	.15
Net realized and unrealized gain (loss)	(.40)	.64	.18	(.13)	.31
Total from investment operations	(.19)	.80	.32	–B	.46
Distributions from net investment income	(.21)	(.15)	(.14)	(.13)	(.15)
Distributions from net realized gain	(.48)	(.07)	(.15)	(.36)	(.15)
Total distributions	(.69)	(.22)	(.29)	(.49)	(.29)C
Net asset value, end of period	$10.74	$11.62	$11.04	$11.01	$11.50
Total ReturnD,E	(1.67)%	7.24%	2.93%	(.03)%	4.12%
Ratios to Average Net AssetsF,G,H
Expenses before reductions	.25%	.25%	.25%	.25%	.25%
Expenses net of fee waivers, if any	.20%	.20%	.20%	.20%	.20%
Expenses net of all reductions	.20%	.20%	.20%	.20%	.20%
Net investment income (loss)	1.87%	1.41%	1.25%	1.16%	1.31%
Supplemental Data
Net assets, end of period (000 omitted)	$719,784	$777,291	$739,074	$732,911	$760,583
Portfolio turnover rateF,I	47%	61%	58%	44%	28%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total distributions of $.29 per share is comprised of distributions from net investment income of $.147 and distributions from net realized gain of $.147 per share.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Amounts do not include the activity of the Underlying Funds.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

VIP FundsManager® 50% Portfolio

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Holdings as of December 31, 2018

% of fund's net assets
Fidelity U.S. Bond Index Fund Institutional Premium Class	32.9
Fidelity Stock Selector All Cap Fund	26.7
Fidelity Investments Money Market Government Portfolio Institutional Class 2.29%	4.9
Fidelity Inflation-Protected Bond Index Fund Institutional Premium Class	4.1
Fidelity Overseas Fund	4.1
Fidelity Investments Money Market Prime Reserves Portfolio - Institutional Class 2.49%	3.4
Fidelity Long Term Treasury Bond Index Fund Institutional Premium	2.6
Fidelity Mega Cap Stock Fund	2.2
Fidelity Japan Fund	1.9
Fidelity Equity-Income Fund	1.5
84.3

Asset Allocation (% of fund's net assets)

Period end*
Domestic Equity Funds	35.4%
International Equity Funds	14.7%
Bond Funds	41.2%
Short-Term Funds	8.7%

 * Futures - (0.4)%

VIP FundsManager® 50% Portfolio

Schedule of Investments December 31, 2018

Showing Percentage of Net Assets

Equity Funds - 50.1%
	Shares	Value
Fidelity Contrafund (a)	7,395,497	$81,424,422
Fidelity Diversified International Fund (a)	2,660,843	84,215,670
Fidelity Emerging Asia Fund (a)	131,169	4,851,952
Fidelity Emerging Markets Discovery Fund (a)	698,627	8,544,213
Fidelity Emerging Markets Fund (a)	463,733	12,349,217
Fidelity Equity-Income Fund (a)	1,657,232	84,419,412
Fidelity Europe Fund (a)	1,002,100	31,465,933
Fidelity Global Commodity Stock Fund (a)	4,830,064	54,096,716
Fidelity International Capital Appreciation Fund (a)	1,127,876	20,110,027
Fidelity International Discovery Fund (a)	1,880,156	68,569,273
Fidelity International Enhanced Index Fund (a)	7,706,527	65,120,150
Fidelity International Small Cap Fund (a)	1,270,711	30,103,155
Fidelity International Small Cap Opportunities Fund (a)	2,030,229	32,767,889
Fidelity International Value Fund (a)	6,135,394	44,604,317
Fidelity Japan Fund (a)	8,093,963	106,111,858
Fidelity Japan Smaller Companies Fund (a)	4,421,975	66,948,708
Fidelity Large Cap Value Enhanced Index Fund (a)	1,436,088	16,385,760
Fidelity Low-Priced Stock Fund (a)	1,818,437	78,901,999
Fidelity Mega Cap Stock Fund (a)	9,138,351	123,459,126
Fidelity Overseas Fund (a)	5,646,611	230,833,465
Fidelity Pacific Basin Fund (a)	632,131	16,637,686
Fidelity Real Estate Investment Portfolio (a)	358,620	13,774,581
Fidelity Stock Selector All Cap Fund (a)	39,081,516	1,501,902,653
Fidelity Value Discovery Fund (a)	1,640,146	41,266,067
TOTAL EQUITY FUNDS
(Cost $3,159,379,718)		2,818,864,249

Fixed-Income Funds - 41.2%
Fidelity Floating Rate High Income Fund (a)	6,383,460	58,727,834
Fidelity Inflation-Protected Bond Index Fund Institutional Premium Class (a)	24,329,795	230,889,750
Fidelity Long Term Treasury Bond Index Fund Institutional Premium (a)	11,586,362	146,915,068
Fidelity New Markets Income Fund (a)	1,901,672	27,136,859
Fidelity U.S. Bond Index Fund Institutional Premium Class (a)	164,252,949	1,852,773,265
TOTAL FIXED-INCOME FUNDS
(Cost $2,355,901,284)		2,316,442,776

Money Market Funds - 8.7%
Fidelity Cash Central Fund, 2.42% (b)	24,683,261	24,688,197
Fidelity Investments Money Market Government Portfolio Institutional Class 2.29% (a)(c)	272,552,553	272,552,553
Fidelity Investments Money Market Prime Reserves Portfolio - Institutional Class 2.49% (a)(c)	190,645,786	190,683,915
TOTAL MONEY MARKET FUNDS
(Cost $487,923,784)		487,924,665
	Principal Amount	Value

U.S. Treasury Obligations - 0.0%
U.S. Treasury Bills, yield at date of purchase 2.34% to 2.36% 2/14/19 to 3/21/19 (d)
(Cost $4,074,970)	4,090,000	4,074,757
TOTAL INVESTMENT IN SECURITIES - 100.0%
(Cost $6,007,279,756)		5,627,306,447
NET OTHER ASSETS (LIABILITIES) - 0.0%		(1,369,214)
NET ASSETS - 100%		$5,625,937,233

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
ICE E-mini MSCI Emerging Markets Index Contracts (United States)	640	March 2019	$30,937,600	$(183,046)	$(183,046)
Sold
Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	391	March 2019	48,976,660	2,814,231	2,814,231
TOTAL FUTURES CONTRACTS					$2,631,185

The notional amount of futures purchased as a percentage of Net Assets is 0.5%

The notional amount of futures sold as a percentage of Net Assets is 0.9%

For the period, the average monthly underlying face amount at value for futures contracts in the aggregate was $88,295,898.

Legend

 (a) Affiliated Fund

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (c) The rate quoted is the annualized seven-day yield of the fund at period end.

 (d) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $2,602,408.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$178,982
Total	$178,982

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Fiscal year to date information regarding the Fund’s investments in non-Money Market Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period	Purchases(a)	Sales Proceeds(a)	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Consumer Discretionary Central Fund	$--	$189,203,265	$190,770,242	$1,566,977	$--	$--	0.0%
Fidelity Consumer Staples Central Fund	--	104,325,190	105,207,984	882,794	--	--	0.0%
Fidelity Energy Central Fund	--	89,827,001	90,756,150	929,149	--	--	0.0%
Fidelity Financials Central Fund	--	274,408,628	275,799,301	1,390,673	--	--	0.0%
Fidelity Health Care Central Fund	--	239,542,218	240,333,599	791,381	--	--	0.0%
Fidelity Industrials Central Fund	--	181,252,381	183,072,913	1,820,532	--	--	0.0%
Fidelity Information Technology Central Fund	--	444,657,410	446,274,025	1,616,615	--	--	0.0%
Fidelity Materials Central Fund	--	54,198,352	54,755,890	557,538	--	--	0.0%
Fidelity Telecom Services Central Fund	--	25,256,683	25,625,022	368,339	--	--	0.0%
Fidelity Utilities Central Fund	--	43,898,700	44,453,359	554,659	--	--	0.0%
	$--	$1,646,569,828	$1,657,048,485	$10,478,657	$--	$--

 (a) Includes the value of shares purchased or redeemed through in-kind transactions, if applicable. See the Notes to Financial Statements for additional details.

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Affiliated Underlying Funds

Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds, excluding any Money Market Central Funds, is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur.

Affiliate	Value, beginning of period	Purchases(a)	Sales Proceeds(a)	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Fidelity Air Transportation Portfolio	$14,747,470	$751,251	$13,969,681	$750,313	$55,704	$(1,584,744)	$--
Fidelity Banking Portfolio	34,638,556	2,514,773	34,599,047	2,512,353	15,286,931	(17,841,213)	--
Fidelity Biotechnology Portfolio	19,549,696	764,331	20,219,680	762,909	3,525,188	(3,619,535)	--
Fidelity Brokerage and Investment Management Portfolio	7,804,487	366,055	7,843,927	365,540	855,351	(1,181,966)	--
Fidelity Chemicals Portfolio	7,337,432	414,799	6,959,082	414,329	3,131,282	(3,924,431)	--
Fidelity Commodity Strategy Fund	66,593,972	7,540,626	73,164,179	--	924,600	(1,895,019)	--
Fidelity Communication Services Portfolio	12,580,033	670,194	12,017,202	669,392	(646,345)	(586,680)	--
Fidelity Construction and Housing Portfolio	11,092,599	492,810	10,251,085	492,129	3,790,902	(5,125,226)	--
Fidelity Consumer Discretionary Portfolio	153,712,647	6,143,735	161,668,800	2,533,150	44,083,902	(42,271,484)	--
Fidelity Consumer Staples Portfolio	112,465,179	7,651,857	107,231,720	6,444,629	4,271,866	(17,157,182)	--
Fidelity Contrafund	81,685,393	22,611,268	14,376,537	7,108,787	216,290	(8,711,992)	81,424,422
Fidelity Defense and Aerospace Portfolio	50,734,762	1,525,354	54,572,294	1,521,965	16,156,114	(13,843,936)	--
Fidelity Diversified International Fund	119,653,990	8,625,679	23,015,437	5,815,544	1,768,156	(22,816,718)	84,215,670
Fidelity Emerging Asia Fund	10,085,110	162,844	4,437,124	161,175	1,492,763	(2,451,641)	4,851,952
Fidelity Emerging Markets Discovery Fund	18,037,291	160,686	7,816,815	157,713	416,557	(2,253,506)	8,544,213
Fidelity Emerging Markets Fund	74,534,500	712,909	61,116,976	101,193	4,552,192	(6,333,408)	12,349,217
Fidelity Energy Portfolio	90,149,858	1,605,856	92,162,070	--	8,103,954	(7,697,598)	--
Fidelity Equity-Income Fund	94,272,283	17,971,883	12,172,395	7,973,545	(283,557)	(15,368,802)	84,419,412
Fidelity Europe Fund	45,709,460	4,460,810	8,771,480	3,381,282	970,065	(10,902,922)	31,465,933
Fidelity Financial Services Portfolio	179,831,845	8,169,736	181,813,452	4,257,473	52,131,482	(58,319,611)	--
Fidelity Floating Rate High Income Fund	66,515,556	3,139,509	8,240,212	2,885,177	60,243	(2,747,262)	58,727,834
Fidelity Global Commodity Stock Fund	68,904,073	8,213,876	14,049,183	1,190,788	556,997	(9,529,047)	54,096,716
Fidelity Health Care Portfolio	190,274,554	11,183,736	208,074,825	6,970,311	44,110,297	(37,493,762)	--
Fidelity Industrial Equipment Portfolio	36,202,251	4,548,434	213,665	4,546,758	7,106	(7,917,047)	--
Fidelity Industrials Portfolio	69,739,946	7,135,281	106,836,133	4,328,229	19,789,434	(22,455,607)	--
Fidelity Inflation-Protected Bond Index Fund Institutional Premium Class	230,269,258	50,088,283	41,252,765	5,173,296	(876,748)	(7,338,278)	230,889,750
Fidelity Insurance Portfolio	18,878,213	2,163,836	18,318,298	2,162,550	6,184,139	(8,907,890)	--
Fidelity International Capital Appreciation Fund	27,646,304	1,231,801	5,243,719	593,248	845,971	(4,370,330)	20,110,027
Fidelity International Discovery Fund	99,518,789	4,894,570	19,032,148	2,571,385	(26,600)	(16,785,338)	68,569,273
Fidelity International Enhanced Index Fund	92,140,913	3,687,337	17,837,186	1,522,018	(302,107)	(12,568,807)	65,120,150
Fidelity International Small Cap Fund	53,335,370	2,991,389	18,774,721	1,765,694	3,465,195	(10,914,078)	30,103,155
Fidelity International Small Cap Opportunities Fund	49,520,645	2,082,305	12,749,099	962,974	2,966,612	(9,052,574)	32,767,889
Fidelity International Value Fund	65,028,668	2,981,220	12,594,477	1,453,443	(240,560)	(10,570,534)	44,604,317
Fidelity Investments Money Market Government Portfolio - Institutional Class 2.29%	153,462,044	413,774,646	294,684,137	2,746,881	--	--	272,552,553
Fidelity Investments Money Market Prime Reserves Portfolio - Institutional Class 2.49%	273,777,011	87,979,786	171,073,808	4,647,248	872	54	190,683,915
Fidelity Japan Fund	--	115,073,223	--	403,223	--	(8,961,365)	106,111,858
Fidelity Japan Smaller Companies Fund	61,436,651	22,981,176	1,021,899	3,532,838	23,083	(16,470,303)	66,948,708
Fidelity Large Cap Value Enhanced Index Fund	--	19,240,234	--	1,130,235	--	(2,854,474)	16,385,760
Fidelity Leisure Portfolio	10,502,583	550,622	10,450,420	549,958	(174,800)	(427,985)	--
Fidelity Long Term Treasury Bond Index Fund Institutional Premium	--	754,506	3,636,710	680,576	(128,166)	(1,772,817)	146,915,068
Fidelity Long-Term Treasury Bond Index Fund Institutional Class	120,234,118	51,212,287	16,647,862	3,250,709	(1,054,799)	(2,045,489)	--
Fidelity Low-Priced Stock Fund	95,296,782	16,250,919	12,973,010	10,051,965	(250,540)	(19,422,152)	78,901,999
Fidelity Materials Portfolio	50,059,868	3,238,276	48,786,422	2,334,900	(4,621,715)	109,993	--
Fidelity Medical Equipment and Systems Portfolio	16,529,722	704,819	17,694,832	703,670	4,075,657	(3,615,366)	--
Fidelity Mega Cap Stock Fund	141,648,822	34,358,046	18,997,665	24,249,690	(352,146)	(33,197,931)	123,459,126
Fidelity New Markets Income Fund	33,617,791	1,544,576	4,120,111	1,417,366	(349,753)	(3,555,644)	27,136,859
Fidelity Overseas Fund	414,602,655	23,644,541	154,627,410	13,007,232	14,024,600	(66,810,921)	230,833,465
Fidelity Pacific Basin Fund	24,346,923	2,213,604	4,611,690	1,647,667	(157,770)	(5,153,381)	16,637,686
Fidelity Real Estate Investment Portfolio	55,213,638	4,272,245	41,346,462	715,588	(4,379,532)	14,692	13,774,581
Fidelity Stock Selector All Cap Fund	--	1,946,280,564	198,051,937	64,184,505	(616,691)	(245,709,283)	1,501,902,653
Fidelity Technology Portfolio	421,603,033	48,039,443	456,610,906	42,509,726	115,669,419	(128,700,989)	--
Fidelity Telecommunications Portfolio	26,241,468	1,374,406	25,991,496	372,619	(1,854,857)	230,479	--
Fidelity Transportation Portfolio	11,140,085	504,449	10,629,017	503,768	762,213	(1,777,730)	--
Fidelity U.S. Bond Index Fund Institutional Premium Class	2,245,883,377	408,325,373	734,951,489	58,410,296	(31,903,481)	(34,580,515)	1,852,773,265
Fidelity Utilities Portfolio	43,697,149	1,407,877	45,155,455	204,758	1,814,139	(1,763,710)	--
Fidelity Value Discovery Fund	47,348,530	6,189,756	6,121,642	1,891,494	(46,500)	(6,104,077)	41,266,067
	$6,519,833,353	$3,407,574,407	$3,669,579,794	$320,696,204	$327,822,609	$(987,107,082)	$5,598,543,493

 (a) Includes the value of shares purchased or redeemed through in-kind transactions, if applicable. See the Notes to Financial Statements for additional details.

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equity Funds	$2,818,864,249	$2,818,864,249	$--	$--
Fixed-Income Funds	2,316,442,776	2,316,442,776	--	--
Money Market Funds	487,924,665	487,924,665	--	--
Other Short-Term Investments	4,074,757	--	4,074,757	--
Total Investments in Securities:	$5,627,306,447	$5,623,231,690	$4,074,757	$--
Derivative Instruments:
Assets
Futures Contracts	$2,814,231	$2,814,231	$--	$--
Total Assets	$2,814,231	$2,814,231	$--	$--
Liabilities
Futures Contracts	$(183,046)	$(183,046)	$--	$--
Total Liabilities	$(183,046)	$(183,046)	$--	$--
Total Derivative Instruments:	$2,631,185	$2,631,185	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of December 31, 2018. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$2,814,231	$(183,046)
Total Equity Risk	2,814,231	(183,046)
Total Value of Derivatives	$2,814,231	$(183,046)

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in net unrealized appreciation (depreciation).

See accompanying notes which are an integral part of the financial statements.

VIP FundsManager® 50% Portfolio

Financial Statements

Statement of Assets and Liabilities

		December 31, 2018
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $4,074,970)	$4,074,757
Fidelity Central Funds (cost $24,687,370)	24,688,197
Other affiliated issuers (cost $5,978,517,416)	5,598,543,493
Total Investment in Securities (cost $6,007,279,756)		$5,627,306,447
Segregated cash with brokers for derivative instruments		1,433,852
Cash		1,754,070
Receivable for investments sold		1,632,844
Receivable for fund shares sold		498,603
Distributions receivable from Fidelity Central Funds		43,950
Total assets		5,632,669,766
Liabilities
Payable for investments purchased	$1,471,298
Payable for fund shares redeemed	4,258,226
Accrued management fee	950,254
Distribution and service plan fees payable	11,390
Payable for daily variation margin on futures contracts	41,365
Total liabilities		6,732,533
Net Assets		$5,625,937,233
Net Assets consist of:
Paid in capital		$5,454,195,647
Total distributable earnings (loss)		171,741,586
Net Assets		$5,625,937,233
Net Asset Value and Maximum Offering Price
Service Class:
Net Asset Value, offering price and redemption price per share ($55,232 ÷ 4,728 shares)		$11.68
Service Class 2:
Net Asset Value, offering price and redemption price per share ($90,233,741 ÷ 7,752,930 shares)		$11.64
Investor Class:
Net Asset Value, offering price and redemption price per share ($5,535,648,260 ÷ 474,114,493 shares)		$11.68

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2018
Investment Income
Dividends:
Unaffiliated issuers		$959,833
Affiliated issuers		108,582,443
Interest		85,253
Income from Fidelity Central Funds		178,982
Total income		109,806,511
Expenses
Management fee	$15,893,740
Distribution and service plan fees	246,306
Independent trustees' fees and expenses	29,812
Total expenses before reductions	16,169,858
Expense reductions	(3,295,017)
Total expenses after reductions		12,874,841
Net investment income (loss)		96,931,670
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	8,639,890
Fidelity Central Funds	10,477,729
Other affiliated issuers	327,822,609
Futures contracts	22,075,137
Capital gain distributions from underlying funds:
Affiliated issuers	212,113,761
Total net realized gain (loss)		581,129,126
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(6,157,385)
Fidelity Central Funds	827
Other affiliated issuers	(987,107,082)
Futures contracts	2,631,185
Total change in net unrealized appreciation (depreciation)		(990,632,455)
Net gain (loss)		(409,503,329)
Net increase (decrease) in net assets resulting from operations		$(312,571,659)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2018	Year ended December 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$96,931,670	$79,301,919
Net realized gain (loss)	581,129,126	495,314,605
Change in net unrealized appreciation (depreciation)	(990,632,455)	304,741,713
Net increase (decrease) in net assets resulting from operations	(312,571,659)	879,358,237
Distributions to shareholders	(574,970,718)	–
Distributions to shareholders from net investment income	–	(75,263,279)
Distributions to shareholders from net realized gain	–	(40,613,695)
Total distributions	(574,970,718)	(115,876,974)
Share transactions - net increase (decrease)	(210,578,783)	(310,047,364)
Total increase (decrease) in net assets	(1,098,121,160)	453,433,899
Net Assets
Beginning of period	6,724,058,393	6,270,624,494
End of period	$5,625,937,233	$6,724,058,393
Other Information
Undistributed net investment income end of period		$4,157,131

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

VIP FundsManager 50% Portfolio Service Class

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$13.53	$12.03	$11.85	$12.39	$12.01
Income from Investment Operations
Net investment income (loss)A	.19	.16	.15	.15	.17
Net realized and unrealized gain (loss)	(.86)	1.58	.35	(.13)	.45
Total from investment operations	(.67)	1.74	.50	.02	.62
Distributions from net investment income	(.18)	(.15)	(.15)	(.14)	(.14)
Distributions from net realized gain	(1.00)	(.08)	(.16)	(.42)	(.10)
Total distributions	(1.18)	(.24)B	(.32)C	(.56)	(.24)
Net asset value, end of period	$11.68	$13.53	$12.03	$11.85	$12.39
Total ReturnD,E	(5.28)%	14.45%	4.31%	.06%	5.18%
Ratios to Average Net AssetsF,G,H
Expenses before reductions	.35%	.35%	.35%	.35%	.35%
Expenses net of fee waivers, if any	.20%	.20%	.20%	.20%	.20%
Expenses net of all reductions	.20%	.20%	.20%	.20%	.20%
Net investment income (loss)	1.52%	1.21%	1.26%	1.19%	1.38%
Supplemental Data
Net assets, end of period (000 omitted)	$55	$64	$62	$64	$73
Portfolio turnover rateF,I	80%	47%	40%	24%	25%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.24 per share is comprised of distributions from net investment income of $.154 and distributions from net realized gain of $.083 per share.

 C Total distributions of $.32 per share is comprised of distributions from net investment income of $.152 and distributions from net realized gain of $.164 per share.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Amounts do not include the activity of the Underlying Funds.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

VIP FundsManager 50% Portfolio Service Class 2

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$13.48	$11.99	$11.82	$12.35	$11.98
Income from Investment Operations
Net investment income (loss)A	.17	.14	.13	.13	.15
Net realized and unrealized gain (loss)	(.85)	1.57	.34	(.12)	.44
Total from investment operations	(.68)	1.71	.47	.01	.59
Distributions from net investment income	(.16)	(.13)	(.13)	(.12)	(.12)
Distributions from net realized gain	(1.00)	(.08)	(.16)	(.42)	(.10)
Total distributions	(1.16)	(.22)B	(.30)C	(.54)	(.22)
Net asset value, end of period	$11.64	$13.48	$11.99	$11.82	$12.35
Total ReturnD,E	(5.38)%	14.24%	4.08%	(.02)%	4.95%
Ratios to Average Net AssetsF,G,H
Expenses before reductions	.50%	.50%	.50%	.50%	.50%
Expenses net of fee waivers, if any	.35%	.35%	.35%	.35%	.35%
Expenses net of all reductions	.35%	.35%	.35%	.35%	.35%
Net investment income (loss)	1.37%	1.06%	1.11%	1.04%	1.23%
Supplemental Data
Net assets, end of period (000 omitted)	$90,234	$100,867	$90,983	$83,447	$88,771
Portfolio turnover rateF,I	80%	47%	40%	24%	25%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.22 per share is comprised of distributions from net investment income of $.134 and distributions from net realized gain of $.083 per share.

 C Total distributions of $.30 per share is comprised of distributions from net investment income of $.134 and distributions from net realized gain of $.164 per share.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Amounts do not include the activity of the Underlying Funds.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

VIP FundsManager 50% Portfolio Investor Class

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$13.52	$12.02	$11.85	$12.38	$12.01
Income from Investment Operations
Net investment income (loss)A	.19	.16	.15	.15	.17
Net realized and unrealized gain (loss)	(.85)	1.58	.34	(.12)	.44
Total from investment operations	(.66)	1.74	.49	.03	.61
Distributions from net investment income	(.18)	(.15)	(.15)	(.14)	(.14)
Distributions from net realized gain	(1.00)	(.08)	(.16)	(.42)	(.10)
Total distributions	(1.18)	(.24)B	(.32)C	(.56)	(.24)
Net asset value, end of period	$11.68	$13.52	$12.02	$11.85	$12.38
Total ReturnD,E	(5.20)%	14.46%	4.22%	.14%	5.10%
Ratios to Average Net AssetsF,G,H
Expenses before reductions	.25%	.25%	.25%	.25%	.25%
Expenses net of fee waivers, if any	.20%	.20%	.20%	.20%	.20%
Expenses net of all reductions	.20%	.20%	.20%	.20%	.20%
Net investment income (loss)	1.52%	1.21%	1.26%	1.19%	1.38%
Supplemental Data
Net assets, end of period (000 omitted)	$5,535,648	$6,623,127	$6,179,579	$6,046,146	$5,085,755
Portfolio turnover rateF,I	80%	47%	40%	24%	25%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.24 per share is comprised of distributions from net investment income of $.154 and distributions from net realized gain of $.083 per share.

 C Total distributions of $.32 per share is comprised of distributions from net investment income of $.152 and distributions from net realized gain of $.164 per share.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Amounts do not include the activity of the Underlying Funds.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

VIP FundsManager® 60% Portfolio

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Holdings as of December 31, 2018

% of fund's net assets
Fidelity Stock Selector All Cap Fund	32.3
Fidelity U.S. Bond Index Fund Institutional Premium Class	26.8
Fidelity Overseas Fund	5.3
Fidelity Inflation-Protected Bond Index Fund Institutional Premium Class	3.7
Fidelity Investments Money Market Government Portfolio Institutional Class 2.29%	3.3
Fidelity Mega Cap Stock Fund	2.5
Fidelity Long Term Treasury Bond Index Fund Institutional Premium	2.3
Fidelity Japan Fund	2.0
Fidelity Diversified International Fund	1.9
Fidelity Equity-Income Fund	1.7
81.8

Asset Allocation (% of fund's net assets)

Period end*
Domestic Equity Funds	42.4%
International Equity Funds	18.1%
Bond Funds	34.3%
Short-Term Funds	5.1%
Short-Term Investments	0.1%

 * Futures - (0.5)%

VIP FundsManager® 60% Portfolio

Schedule of Investments December 31, 2018

Showing Percentage of Net Assets

Equity Funds - 60.5%
	Shares	Value
Fidelity Contrafund (a)	7,997,357	$88,050,901
Fidelity Diversified International Fund (a)	3,127,089	98,972,374
Fidelity Emerging Asia Fund (a)	127,491	4,715,904
Fidelity Emerging Markets Discovery Fund (a)	676,940	8,278,973
Fidelity Emerging Markets Fund (a)	780,874	20,794,682
Fidelity Equity-Income Fund (a)	1,793,914	91,381,985
Fidelity Europe Fund (a)	1,179,791	37,045,442
Fidelity Global Commodity Stock Fund (a)	4,592,217	51,432,835
Fidelity International Capital Appreciation Fund (a)	1,322,426	23,578,856
Fidelity International Discovery Fund (a)	2,208,900	80,558,575
Fidelity International Enhanced Index Fund (a)	9,087,983	76,793,458
Fidelity International Small Cap Fund (a)	1,513,719	35,860,014
Fidelity International Small Cap Opportunities Fund (a)	2,334,560	37,679,803
Fidelity International Value Fund (a)	7,219,255	52,483,982
Fidelity Japan Fund (a)	8,257,506	108,255,908
Fidelity Japan Smaller Companies Fund (a)	5,055,826	76,545,198
Fidelity Large Cap Value Enhanced Index Fund (a)	2,383,268	27,193,093
Fidelity Low-Priced Stock Fund (a)	1,964,563	85,242,387
Fidelity Mega Cap Stock Fund (a)	9,900,363	133,753,904
Fidelity Overseas Fund (a)	6,907,046	282,360,057
Fidelity Pacific Basin Fund (a)	747,646	19,678,051
Fidelity Real Estate Investment Portfolio (a)	406,044	15,596,157
Fidelity Stock Selector All Cap Fund (a)	44,566,397	1,712,686,646
Fidelity Value Discovery Fund (a)	1,773,995	44,633,718
TOTAL EQUITY FUNDS
(Cost $3,588,211,944)		3,213,572,903

Fixed-Income Funds - 34.3%
Fidelity Floating Rate High Income Fund (a)	6,077,843	55,916,157
Fidelity Inflation-Protected Bond Index Fund Institutional Premium Class (a)	20,521,531	194,749,331
Fidelity Long Term Treasury Bond Index Fund Institutional Premium (a)	9,862,231	125,053,091
Fidelity New Markets Income Fund (a)	1,815,974	25,913,953
Fidelity U.S. Bond Index Fund Institutional Premium Class (a)	125,987,035	1,421,133,755
TOTAL FIXED-INCOME FUNDS
(Cost $1,829,998,852)		1,822,766,287

Money Market Funds - 5.1%
Fidelity Cash Central Fund, 2.42% (b)	13,355,937	13,358,608
Fidelity Investments Money Market Government Portfolio Institutional Class 2.29% (a)(c)	175,947,358	175,947,358
Fidelity Investments Money Market Prime Reserves Portfolio - Institutional Class 2.49% (a)(c)	82,770,145	82,786,699
TOTAL MONEY MARKET FUNDS
(Cost $272,092,634)		272,092,665
	Principal Amount	Value

U.S. Treasury Obligations - 0.1%
U.S. Treasury Bills, yield at date of purchase 2.34% to 2.37% 2/14/19 to 3/14/19 (d)
(Cost $3,568,203)	3,580,000	3,567,951
TOTAL INVESTMENT IN SECURITIES - 100.0%
(Cost $5,693,871,633)		5,311,999,806
NET OTHER ASSETS (LIABILITIES) - 0.0%		(1,346,213)
NET ASSETS - 100%		$5,310,653,593

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
ICE E-mini MSCI Emerging Markets Index Contracts (United States)	413	March 2019	$19,964,420	$(118,077)	$(118,077)
Sold
Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	367	March 2019	45,970,420	2,641,491	2,641,491
TOTAL FUTURES CONTRACTS					$2,523,414

The notional amount of futures purchased as a percentage of Net Assets is 0.4%

The notional amount of futures sold as a percentage of Net Assets is 0.9%

For the period, the average monthly underlying face amount at value for futures contracts in the aggregate was $83,668,373.

Legend

 (a) Affiliated Fund

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (c) The rate quoted is the annualized seven-day yield of the fund at period end.

 (d) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $3,328,649.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$116,084
Total	$116,084

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Fiscal year to date information regarding the Fund’s investments in non-Money Market Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period	Purchases(a)	Sales Proceeds(a)	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Consumer Discretionary Central Fund	$--	$218,396,936	$220,205,695	$1,808,759	$--	$--	0.0%
Fidelity Consumer Staples Central Fund	--	120,259,490	121,277,119	1,017,629	--	--	0.0%
Fidelity Energy Central Fund	--	103,608,782	104,680,486	1,071,704	--	--	0.0%
Fidelity Financials Central Fund	--	316,169,389	317,771,701	1,602,312	--	--	0.0%
Fidelity Health Care Central Fund	--	276,430,194	277,343,443	913,249	--	--	0.0%
Fidelity Industrials Central Fund	--	209,101,483	211,201,736	2,100,253	--	--	0.0%
Fidelity Information Technology Central Fund	--	512,782,056	514,646,348	1,864,292	--	--	0.0%
Fidelity Materials Central Fund	--	62,547,233	63,190,656	643,423	--	--	0.0%
Fidelity Telecom Services Central Fund	--	29,243,667	29,670,151	426,484	--	--	0.0%
Fidelity Utilities Central Fund	--	50,874,242	51,517,036	642,794	--	--	0.0%
	$--	$1,899,413,472	$1,911,504,371	$12,090,899	$--	$--

 (a) Includes the value of shares purchased or redeemed through in-kind transactions, if applicable. See the Notes to Financial Statements for additional details.

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Affiliated Underlying Funds

Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds, excluding any Money Market Central Funds, is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur.

Affiliate	Value, beginning of period	Purchases(a)	Sales Proceeds(a)	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Fidelity Air Transportation Portfolio	$17,065,030	$907,927	$16,208,639	$865,807	$129,248	$(1,893,566)	$--
Fidelity Banking Portfolio	38,833,828	2,914,917	38,903,834	2,804,494	22,211,439	(25,056,350)	--
Fidelity Biotechnology Portfolio	22,793,392	952,490	23,640,886	885,894	3,856,816	(3,961,812)	--
Fidelity Brokerage and Investment Management Portfolio	8,995,032	443,667	9,064,764	419,760	989,828	(1,363,763)	--
Fidelity Chemicals Portfolio	8,507,109	500,663	8,092,132	478,467	5,176,143	(6,091,783)	--
Fidelity Commodity Strategy Fund	62,581,079	7,918,036	69,495,117	--	855,176	(1,859,174)	--
Fidelity Communication Services Portfolio	14,598,427	811,615	13,985,502	774,048	(744,280)	(680,260)	--
Fidelity Construction and Housing Portfolio	12,720,366	593,806	11,788,485	562,500	6,347,812	(7,873,499)	--
Fidelity Consumer Discretionary Portfolio	177,742,463	8,006,935	187,852,468	2,925,963	82,414,033	(80,310,963)	--
Fidelity Consumer Staples Portfolio	130,079,825	9,158,902	124,377,264	7,428,955	34,733,218	(49,594,681)	--
Fidelity Contrafund	94,504,663	23,200,414	20,751,950	7,727,040	263,326	(9,165,552)	88,050,901
Fidelity Defense and Aerospace Portfolio	58,700,862	1,910,453	63,286,706	1,755,066	18,041,054	(15,365,663)	--
Fidelity Diversified International Fund	133,146,732	13,834,091	23,767,752	6,804,403	(200,089)	(24,040,608)	98,972,374
Fidelity Emerging Asia Fund	9,493,333	185,128	4,025,000	156,656	1,434,526	(2,372,083)	4,715,904
Fidelity Emerging Markets Discovery Fund	16,855,779	202,597	6,968,291	152,818	363,411	(2,174,523)	8,278,973
Fidelity Emerging Markets Fund	70,162,222	977,995	46,470,380	170,398	2,124,791	(5,999,946)	20,794,682
Fidelity Energy Portfolio	104,068,551	2,366,633	106,913,543	--	15,925,701	(15,447,342)	--
Fidelity Equity-Income Fund	107,052,709	19,442,674	17,953,379	8,767,872	(594,075)	(16,565,944)	91,381,985
Fidelity Europe Fund	50,969,904	6,651,783	9,085,549	3,969,470	576,715	(12,067,411)	37,045,442
Fidelity Financial Services Portfolio	208,293,961	10,586,394	211,732,523	4,928,082	101,680,852	(108,828,684)	--
Fidelity Floating Rate High Income Fund	62,457,906	3,707,121	7,699,899	2,713,749	18,202	(2,567,173)	55,916,157
Fidelity Global Commodity Stock Fund	64,730,477	8,390,497	13,182,199	1,126,863	521,930	(9,027,870)	51,432,835
Fidelity Health Care Portfolio	219,824,598	14,054,946	241,541,183	8,044,149	106,672,075	(99,010,436)	--
Fidelity Industrial Equipment Portfolio	41,888,749	5,296,521	373,830	5,250,930	11,856	(16,038,159)	--
Fidelity Industrials Portfolio	80,646,819	8,683,142	123,940,410	4,995,148	49,974,989	(46,149,677)	--
Fidelity Inflation-Protected Bond Index Fund Institutional Premium Class	216,326,281	50,690,965	65,196,272	4,401,584	(1,213,613)	(5,858,030)	194,749,331
Fidelity Insurance Portfolio	21,811,401	2,548,870	21,222,939	2,490,812	9,054,817	(12,192,149)	--
Fidelity International Capital Appreciation Fund	30,788,374	2,289,203	5,463,585	692,512	727,532	(4,762,668)	23,578,856
Fidelity International Discovery Fund	110,711,503	8,829,757	19,665,048	3,007,604	(767,926)	(18,549,711)	80,558,575
Fidelity International Enhanced Index Fund	102,707,287	7,213,615	18,306,937	1,786,747	(298,194)	(14,522,313)	76,793,458
Fidelity International Small Cap Fund	59,491,088	5,156,993	20,139,398	2,092,019	3,549,603	(12,198,272)	35,860,014
Fidelity International Small Cap Opportunities Fund	55,147,039	3,919,748	14,559,304	1,102,503	3,417,029	(10,244,709)	37,679,803
Fidelity International Value Fund	72,391,124	5,539,041	12,997,412	1,702,435	(232,335)	(12,216,436)	52,483,982
Fidelity Investments Money Market Government Portfolio Institutional Class 2.29%	43,179,157	319,567,111	186,798,910	1,217,330	--	--	175,947,358
Fidelity Investments Money Market Prime Reserves - Institutional Class 2.49%	77,188,157	104,976,239	99,379,523	1,487,806	1,794	32	82,786,699
Fidelity Japan Fund	--	117,411,371	--	411,371	--	(9,155,463)	108,255,908
Fidelity Japan Smaller Companies Fund	67,756,712	29,065,493	1,415,948	4,039,238	29,370	(18,890,429)	76,545,198
Fidelity Large Cap Value Enhanced Index Fund	--	33,132,788	1,170,000	1,875,688	(32,079)	(4,737,616)	27,193,093
Fidelity Leisure Portfolio	12,137,474	664,367	12,108,289	633,061	(252,258)	(441,294)	--
Fidelity Long Term Treasury Bond Index Fund Institutional Premium	--	1,145,359	2,672,141	577,002	(95,378)	(2,147,482)	125,053,091
Fidelity Long-Term Treasury Bond Index Fund Institutional Class	112,926,633	33,802,338	15,235,105	2,796,570	(1,023,764)	(1,647,369)	--
Fidelity Low-Priced Stock Fund	108,316,039	17,459,394	18,956,331	11,081,641	(445,825)	(21,130,890)	85,242,387
Fidelity Materials Portfolio	57,905,087	3,948,003	56,650,386	2,694,325	(5,378,274)	175,570	--
Fidelity Medical Equipment and Systems Portfolio	18,997,921	858,639	20,387,158	805,705	4,830,574	(4,299,976)	--
Fidelity Mega Cap Stock Fund	161,014,872	37,280,069	27,924,292	26,708,668	(799,563)	(35,817,182)	133,753,904
Fidelity New Markets Income Fund	31,606,024	1,831,495	3,849,994	1,334,729	(236,735)	(3,436,837)	25,913,953
Fidelity Overseas Fund	467,435,604	41,704,423	163,382,937	15,883,594	28,404,873	(91,801,906)	282,360,057
Fidelity Pacific Basin Fund	27,229,545	3,352,861	4,780,628	1,943,265	886,316	(7,010,043)	19,678,051
Fidelity Real Estate Investment Portfolio	63,760,160	5,094,236	48,218,973	806,669	(5,113,541)	74,275	15,596,157
Fidelity Stock Selector All Cap Fund	--	2,197,248,661	204,654,485	73,186,488	474,264	(280,381,794)	1,712,686,646
Fidelity Technology Portfolio	487,638,801	56,974,005	529,681,468	49,022,523	168,423,083	(183,354,421)	--
Fidelity Telecommunications Portfolio	30,354,838	1,813,398	30,289,088	431,440	(1,925,113)	45,965	--
Fidelity Transportation Portfolio	12,874,248	611,912	12,316,978	580,038	1,386,397	(2,555,579)	--
Fidelity U.S. Bond Index Fund Institutional Premium Class	1,766,660,900	320,864,430	613,662,687	45,644,196	(21,150,975)	(31,577,913)	1,421,133,755
Fidelity Utilities Portfolio	50,613,596	1,979,677	52,656,269	237,294	4,223,760	(4,160,764)	--
Fidelity Value Discovery Fund	54,185,632	6,253,944	9,076,463	2,067,041	(97,148)	(6,632,247)	44,633,718
	$6,137,869,313	$3,574,927,752	$3,693,920,633	$336,450,430	$639,131,388	$(1,362,934,573)	$5,295,073,247

 (a) Includes the value of shares purchased or redeemed through in-kind transactions, if applicable. See the Notes to Financial Statements for additional details.

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equity Funds	$3,213,572,903	$3,213,572,903	$--	$--
Fixed-Income Funds	1,822,766,287	1,822,766,287	--	--
Money Market Funds	272,092,665	272,092,665	--	--
Other Short-Term Investments	3,567,951	--	3,567,951	--
Total Investments in Securities:	$5,311,999,806	$5,308,431,855	$3,567,951	$--
Derivative Instruments:
Assets
Futures Contracts	$2,641,491	$2,641,491	$--	$--
Total Assets	$2,641,491	$2,641,491	$--	$--
Liabilities
Futures Contracts	$(118,077)	$(118,077)	$--	$--
Total Liabilities	$(118,077)	$(118,077)	$--	$--
Total Derivative Instruments:	$2,523,414	$2,523,414	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of December 31, 2018. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$2,641,491	$(118,077)
Total Equity Risk	2,641,491	(118,077)
Total Value of Derivatives	$2,641,491	$(118,077)

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in net unrealized appreciation (depreciation).

See accompanying notes which are an integral part of the financial statements.

VIP FundsManager® 60% Portfolio

Financial Statements

Statement of Assets and Liabilities

		December 31, 2018
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $3,568,203)	$3,567,951
Fidelity Central Funds (cost $13,358,608)	13,358,608
Other affiliated issuers (cost $5,676,944,822)	5,295,073,247
Total Investment in Securities (cost $5,693,871,633)		$5,311,999,806
Receivable for investments sold		2,140,349
Receivable for fund shares sold		707,456
Distributions receivable from Fidelity Central Funds		20,640
Total assets		5,314,868,251
Liabilities
Payable for investments purchased	$390,039
Payable for fund shares redeemed	2,435,481
Accrued management fee	897,320
Distribution and service plan fees payable	67,223
Payable for daily variation margin on futures contracts	424,595
Total liabilities		4,214,658
Net Assets		$5,310,653,593
Net Assets consist of:
Paid in capital		$4,798,354,075
Total distributable earnings (loss)		512,299,518
Net Assets		$5,310,653,593
Net Asset Value and Maximum Offering Price
Service Class:
Net Asset Value, offering price and redemption price per share ($49,869 ÷ 4,878 shares)		$10.22
Service Class 2:
Net Asset Value, offering price and redemption price per share ($533,023,748 ÷ 52,266,463 shares)		$10.20
Investor Class:
Net Asset Value, offering price and redemption price per share ($4,777,579,976 ÷ 467,341,710 shares)		$10.22

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2018
Investment Income
Dividends:
Unaffiliated issuers		$910,712
Affiliated issuers		95,161,895
Interest		80,800
Income from Fidelity Central Funds		116,084
Total income		96,269,491
Expenses
Management fee	$15,013,330
Distribution and service plan fees	1,457,946
Independent trustees' fees and expenses	28,162
Total expenses before reductions	16,499,438
Expense reductions	(3,602,642)
Total expenses after reductions		12,896,796
Net investment income (loss)		83,372,695
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	8,194,205
Fidelity Central Funds	12,089,711
Other affiliated issuers	639,131,388
Futures contracts	20,481,284
Capital gain distributions from underlying funds:
Affiliated issuers	241,288,535
Total net realized gain (loss)		921,185,123
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(5,837,486)
Affiliated issuers	(1,362,934,573)
Futures contracts	2,523,414
Total change in net unrealized appreciation (depreciation)		(1,366,248,645)
Net gain (loss)		(445,063,522)
Net increase (decrease) in net assets resulting from operations		$(361,690,827)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2018	Year ended December 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$83,372,695	$69,528,865
Net realized gain (loss)	921,185,123	728,591,827
Change in net unrealized appreciation (depreciation)	(1,366,248,645)	198,428,497
Net increase (decrease) in net assets resulting from operations	(361,690,827)	996,549,189
Distributions to shareholders	(782,439,317)	–
Distributions to shareholders from net investment income	–	(65,831,245)
Distributions to shareholders from net realized gain	–	(134,172,261)
Total distributions	(782,439,317)	(200,003,506)
Share transactions - net increase (decrease)	123,840,689	(847,339,302)
Total increase (decrease) in net assets	(1,020,289,455)	(50,793,619)
Net Assets
Beginning of period	6,330,943,048	6,381,736,667
End of period	$5,310,653,593	$6,330,943,048
Other Information
Undistributed net investment income end of period		$3,921,430

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

VIP FundsManager 60% Portfolio Service Class

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$12.50	$11.03	$11.06	$11.97	$11.81
Income from Investment Operations
Net investment income (loss)A	.16	.13	.13	.13	.15
Net realized and unrealized gain (loss)	(.87)	1.73	.36	(.07)	.48
Total from investment operations	(.71)	1.86	.49	.06	.63
Distributions from net investment income	(.14)	(.13)	(.14)	(.13)	(.15)
Distributions from net realized gain	(1.42)	(.25)	(.38)	(.84)	(.32)
Total distributions	(1.57)B	(.39)C	(.52)	(.97)	(.47)
Net asset value, end of period	$10.22	$12.50	$11.03	$11.06	$11.97
Total ReturnD,E	(6.44)%	16.99%	4.79%	.41%	5.40%
Ratios to Average Net AssetsF,G,H
Expenses before reductions	.35%	.35%	.35%	.35%	.35%
Expenses net of fee waivers, if any	.20%	.20%	.20%	.20%	.20%
Expenses net of all reductions	.20%	.20%	.20%	.20%	.20%
Net investment income (loss)	1.40%	1.11%	1.19%	1.11%	1.26%
Supplemental Data
Net assets, end of period (000 omitted)	$50	$61	$59	$60	$69
Portfolio turnover rateF,I	91%	47%	35%	30%	36%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $1.57 per share is comprised of distributions from net investment income of $.142 and distributions from net realized gain of $1.424 per share.

 C Total distributions of $.39 per share is comprised of distributions from net investment income of $.134 and distributions from net realized gain of $.251 per share.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Amounts do not include the activity of the Underlying Funds.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

VIP FundsManager 60% Portfolio Service Class 2

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$12.47	$11.01	$11.04	$11.95	$11.79
Income from Investment Operations
Net investment income (loss)A	.14	.11	.11	.11	.13
Net realized and unrealized gain (loss)	(.86)	1.72	.36	(.07)	.48
Total from investment operations	(.72)	1.83	.47	.04	.61
Distributions from net investment income	(.13)	(.12)	(.12)	(.11)	(.13)
Distributions from net realized gain	(1.42)	(.25)	(.38)	(.84)	(.32)
Total distributions	(1.55)	(.37)	(.50)	(.95)	(.45)
Net asset value, end of period	$10.20	$12.47	$11.01	$11.04	$11.95
Total ReturnB,C	(6.51)%	16.76%	4.65%	.27%	5.26%
Ratios to Average Net AssetsD,E,F
Expenses before reductions	.50%	.50%	.50%	.50%	.50%
Expenses net of fee waivers, if any	.35%	.35%	.35%	.35%	.35%
Expenses net of all reductions	.35%	.35%	.35%	.35%	.35%
Net investment income (loss)	1.25%	.96%	1.04%	.96%	1.11%
Supplemental Data
Net assets, end of period (000 omitted)	$533,024	$585,346	$507,162	$497,768	$425,719
Portfolio turnover rateD,G	91%	47%	35%	30%	36%

 A Calculated based on average shares outstanding during the period.

 B Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Amounts do not include the activity of the Underlying Funds.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

VIP FundsManager 60% Portfolio Investor Class

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$12.50	$11.03	$11.06	$11.97	$11.81
Income from Investment Operations
Net investment income (loss)A	.16	.13	.13	.13	.15
Net realized and unrealized gain (loss)	(.87)	1.73	.36	(.07)	.48
Total from investment operations	(.71)	1.86	.49	.06	.63
Distributions from net investment income	(.14)	(.13)	(.14)	(.13)	(.15)
Distributions from net realized gain	(1.42)	(.25)	(.38)	(.84)	(.32)
Total distributions	(1.57)B	(.39)C	(.52)	(.97)	(.47)
Net asset value, end of period	$10.22	$12.50	$11.03	$11.06	$11.97
Total ReturnD,E	(6.44)%	16.99%	4.79%	.41%	5.40%
Ratios to Average Net AssetsF,G,H
Expenses before reductions	.25%	.25%	.25%	.25%	.25%
Expenses net of fee waivers, if any	.20%	.20%	.20%	.20%	.20%
Expenses net of all reductions	.20%	.20%	.20%	.20%	.20%
Net investment income (loss)	1.40%	1.11%	1.19%	1.11%	1.26%
Supplemental Data
Net assets, end of period (000 omitted)	$4,777,580	$5,745,537	$5,874,515	$6,378,497	$6,172,435
Portfolio turnover rateF,I	91%	47%	35%	30%	36%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $1.57 per share is comprised of distributions from net investment income of $.142 and distributions from net realized gain of $1.424 per share.

 C Total distributions of $.39 per share is comprised of distributions from net investment income of $.134 and distributions from net realized gain of $.251 per share.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Amounts do not include the activity of the Underlying Funds.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

VIP FundsManager® 70% Portfolio

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Holdings as of December 31, 2018

% of fund's net assets
Fidelity Stock Selector All Cap Fund	37.7
Fidelity U.S. Bond Index Fund Institutional Premium Class	16.3
Fidelity Overseas Fund	7.0
Fidelity Investments Money Market Government Portfolio Institutional Class 2.29%	3.5
Fidelity Inflation-Protected Bond Index Fund Institutional Premium Class	3.5
Fidelity Mega Cap Stock Fund	2.9
Fidelity Long Term Treasury Bond Index Fund Institutional Premium	2.2
Fidelity Diversified International Fund	2.2
Fidelity Japan Fund	2.1
Fidelity Equity-Income Fund	2.0
79.4

Asset Allocation (% of fund's net assets)

Period end*
Domestic Equity Funds	49.4%
International Equity Funds	21.7%
Bond Funds	23.6%
Short-Term Funds	5.2%
Short-Term Investments	0.1%

 * Futures - (0.5)%

VIP FundsManager® 70% Portfolio

Schedule of Investments December 31, 2018

Showing Percentage of Net Assets

Equity Funds - 71.1%
	Shares	Value
Fidelity Contrafund (a)	2,377,518	$26,176,473
Fidelity Diversified International Fund (a)	956,682	30,278,992
Fidelity Emerging Asia Fund (a)	44,911	1,661,240
Fidelity Emerging Markets Discovery Fund (a)	241,524	2,953,842
Fidelity Emerging Markets Fund (a)	277,821	7,398,374
Fidelity Equity-Income Fund (a)	533,654	27,184,323
Fidelity Europe Fund (a)	361,739	11,358,592
Fidelity Global Commodity Stock Fund (a)	1,202,079	13,463,284
Fidelity International Capital Appreciation Fund (a)	401,458	7,157,990
Fidelity International Discovery Fund (a)	675,631	24,640,244
Fidelity International Enhanced Index Fund (a)	2,776,274	23,459,518
Fidelity International Small Cap Fund (a)	464,896	11,013,386
Fidelity International Small Cap Opportunities Fund (a)	697,684	11,260,626
Fidelity International Value Fund (a)	2,224,025	16,168,659
Fidelity Japan Fund (a)	2,235,771	29,310,956
Fidelity Japan Smaller Companies Fund (a)	1,422,479	21,536,336
Fidelity Large Cap Value Enhanced Index Fund (a)	956,510	10,913,775
Fidelity Low-Priced Stock Fund (a)	586,127	25,432,068
Fidelity Mega Cap Stock Fund (a)	2,946,295	39,804,444
Fidelity Overseas Fund (a)	2,380,582	97,318,194
Fidelity Pacific Basin Fund (a)	228,221	6,006,789
Fidelity Real Estate Investment Portfolio (a)	123,012	4,724,873
Fidelity Stock Selector All Cap Fund (a)	13,547,748	520,639,968
Fidelity Value Discovery Fund (a)	531,080	13,361,982
TOTAL EQUITY FUNDS
(Cost $1,111,435,180)		983,224,928

Fixed-Income Funds - 23.6%
Fidelity Floating Rate High Income Fund (a)	1,595,881	14,682,106
Fidelity Inflation-Protected Bond Index Fund Institutional Premium Class (a)	5,146,332	48,838,691
Fidelity Long Term Treasury Bond Index Fund Institutional Premium (a)	2,402,513	30,463,870
Fidelity New Markets Income Fund (a)	481,100	6,865,297
Fidelity U.S. Bond Index Fund Institutional Premium Class (a)	19,934,441	224,860,498
TOTAL FIXED-INCOME FUNDS
(Cost $325,985,861)		325,710,462

Money Market Funds - 5.2%
Fidelity Cash Central Fund, 2.42% (b)	1,706,177	1,706,518
Fidelity Institutional Money Market Funds Prime Reserves Portfolio Class I (a)	21,325,842	21,330,108
Fidelity Investments Money Market Government Portfolio Institutional Class 2.29% (a)(c)	48,850,295	48,850,295
TOTAL MONEY MARKET FUNDS
(Cost $71,886,906)		71,886,921
	Principal Amount	Value

U.S. Treasury Obligations - 0.1%
U.S. Treasury Bills, yield at date of purchase 2.31% to 2.37% 2/7/19 to 3/14/19 (d)
(Cost $1,046,508)	1,050,000	1,046,439
TOTAL INVESTMENT IN SECURITIES - 100.0%
(Cost $1,510,354,455)		1,381,868,750
NET OTHER ASSETS (LIABILITIES) - 0.0%		(323,665)
NET ASSETS - 100%		$1,381,545,085

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
ICE E-mini MSCI Emerging Markets Index Contracts (United States)	43	March 2019	$2,078,620	$(12,272)	$(12,272)
Sold
Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	82	March 2019	10,271,320	590,197	590,197
TOTAL FUTURES CONTRACTS					$577,925

The notional amount of futures purchased as a percentage of Net Assets is 0.2%

The notional amount of futures sold as a percentage of Net Assets is 0.7%

Legend

 (a) Affiliated Fund

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (c) The rate quoted is the annualized seven-day yield of the fund at period end.

 (d) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $622,675.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$29,895
Total	$29,895

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Fiscal year to date information regarding the Fund’s investments in non-Money Market Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period	Purchases(a)	Sales Proceeds(a)	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Consumer Discretionary Central Fund	$--	$60,733,440	$61,236,433	$502,993	$--	$--	0.0%
Fidelity Consumer Staples Central Fund	--	33,629,099	33,913,667	284,568	--	--	0.0%
Fidelity Energy Central Fund	--	29,013,937	29,314,050	300,113	--	--	0.0%
Fidelity Financials Central Fund	--	88,396,207	88,844,189	447,982	--	--	0.0%
Fidelity Health Care Central Fund	--	77,015,902	77,270,341	254,439	--	--	0.0%
Fidelity Industrials Central Fund	--	58,579,667	59,168,052	588,385	--	--	0.0%
Fidelity Information Technology Central Fund	--	143,385,996	143,907,296	521,300	--	--	0.0%
Fidelity Materials Central Fund	--	17,529,562	17,709,889	180,327	--	--	0.0%
Fidelity Telecom Services Central Fund	--	7,877,583	7,992,468	114,885	--	--	0.0%
Fidelity Utilities Central Fund	--	13,940,381	14,116,517	176,136	--	--	0.0%
	$--	$530,101,774	$533,472,902	$3,371,128	$--	$--

 (a) Includes the value of shares purchased or redeemed through in-kind transactions, if applicable. See the Notes to Financial Statements for additional details.

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Affiliated Underlying Funds

Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds, excluding any Money Market Central Funds, is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur.

Affiliate	Value, beginning of period	Purchases(a)	Sales Proceeds(a)	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Fidelity Air Transportation Portfolio	$4,740,075	$320,483	$4,557,137	$247,945	$2,831	$(506,252)	$--
Fidelity Banking Portfolio	11,006,567	1,013,712	11,171,210	821,767	6,018,484	(6,867,553)	--
Fidelity Biotechnology Portfolio	6,354,617	370,364	6,679,877	255,422	1,085,477	(1,130,581)	--
Fidelity Brokerage and Investment Management Portfolio	2,563,433	163,789	2,614,429	123,449	273,735	(386,528)	--
Fidelity Chemicals Portfolio	2,515,918	184,994	2,421,986	146,153	1,494,848	(1,773,774)	--
Fidelity Commodity Strategy Fund	14,661,971	2,319,760	16,690,430	--	92,216	(383,517)	--
Fidelity Communication Services Portfolio	4,055,925	286,723	3,932,748	221,748	(237,375)	(172,525)	--
Fidelity Construction and Housing Portfolio	3,508,428	214,897	3,292,924	160,007	1,650,519	(2,080,920)	--
Fidelity Consumer Discretionary Portfolio	48,924,798	1,660,084	51,133,483	807,936	15,321,814	(14,773,213)	--
Fidelity Consumer Staples Portfolio	35,726,421	2,654,657	34,238,293	2,077,417	6,857,616	(11,000,401)	--
Fidelity Contrafund	25,982,868	7,666,496	4,621,142	2,262,455	(43,785)	(2,807,964)	26,176,473
Fidelity Defense and Aerospace Portfolio	16,230,339	770,448	17,727,788	500,221	4,221,605	(3,494,604)	--
Fidelity Diversified International Fund	34,964,806	6,676,731	4,133,491	2,079,491	(154,862)	(7,074,192)	30,278,992
Fidelity Emerging Asia Fund	2,927,113	116,667	1,046,844	55,184	261,707	(597,403)	1,661,240
Fidelity Emerging Markets Discovery Fund	5,247,601	163,705	1,782,991	54,524	90,468	(764,941)	2,953,842
Fidelity Emerging Markets Fund	21,698,337	806,702	13,639,940	60,624	592,156	(2,058,881)	7,398,374
Fidelity Energy Portfolio	28,932,517	465,130	29,524,424	--	4,023,593	(3,896,816)	--
Fidelity Equity-Income Fund	28,181,266	7,848,710	3,820,672	2,545,139	(198,126)	(4,826,855)	27,184,323
Fidelity Europe Fund	13,454,199	2,972,239	1,624,368	1,216,466	77,354	(3,520,832)	11,358,592
Fidelity Financial Services Portfolio	57,607,418	2,353,187	57,933,761	1,369,089	16,931,172	(18,958,016)	--
Fidelity Floating Rate High Income Fund	14,510,876	1,754,344	913,036	675,646	(4,001)	(666,077)	14,682,106
Fidelity Global Commodity Stock Fund	15,082,990	2,801,985	2,163,962	294,630	57,311	(2,315,040)	13,463,284
Fidelity Health Care Portfolio	60,650,947	3,299,865	65,998,126	2,227,086	12,399,977	(10,352,663)	--
Fidelity Industrial Equipment Portfolio	11,598,859	1,505,639	64,968	1,460,154	2,792	(1,562,177)	--
Fidelity Industrials Portfolio	22,278,587	1,919,559	33,828,201	1,379,612	9,648,352	(11,498,442)	--
Fidelity Inflation-Protected Bond Index Fund Institutional Class	50,113,381	14,246,131	14,408,319	140,907	(252,893)	(11,809)	--
Fidelity Inflation-Protected Bond Index Fund Institutional Class	--	1,496,800	871,436	955,118	(4,218)	(1,468,946)	48,838,691
Fidelity Institutional Money Market Funds	8,522,203	21,687,338	8,879,407	350,893	(41)	15	21,330,108
Fidelity Insurance Portfolio	6,086,712	819,706	6,001,998	717,946	2,473,516	(3,377,936)	--
Fidelity International Capital Appreciation Fund	8,063,346	1,256,435	968,867	209,962	(3,862)	(1,189,062)	7,157,990
Fidelity International Discovery Fund	29,098,951	4,725,524	3,451,915	918,948	(108,631)	(5,623,685)	24,640,244
Fidelity International Enhanced Index Fund	26,910,815	4,104,039	3,162,783	545,271	(49,823)	(4,342,730)	23,459,518
Fidelity International Small Cap Fund	15,637,038	2,653,959	4,712,351	641,664	654,250	(3,219,510)	11,013,386
Fidelity International Small Cap Opportunities Fund	14,448,234	2,172,355	3,355,169	329,155	355,775	(2,360,569)	11,260,626
Fidelity International Value Fund	19,144,694	3,030,365	2,289,338	523,868	(32,577)	(3,684,485)	16,168,659
Fidelity Investments Money Market Government Portfolio Institutional Class 2.29%	5,017,733	83,253,662	39,421,100	309,199	--	--	48,850,295
Fidelity Japan Fund	--	31,791,381	--	111,381	--	(2,480,425)	29,310,956
Fidelity Japan Smaller Companies Fund	17,538,787	9,515,434	184,755	1,136,458	842	(5,333,972)	21,536,336
Fidelity Large Cap Value Enhanced Index Fund	--	13,688,492	850,000	752,795	(23,305)	(1,901,412)	10,913,775
Fidelity Leisure Portfolio	3,443,734	237,603	3,477,157	185,234	(74,262)	(129,918)	--
Fidelity Long Term Treasury Bond Index Fund Institutional Premium	--	466,799	512,227	140,079	3,745	(647,663)	30,463,870
Fidelity Long-Term Treasury Bond Index Fund Institutional Class	26,182,740	7,830,803	2,375,139	672,018	(180,063)	(305,125)	--
Fidelity Low-Priced Stock Fund	28,413,564	7,290,106	3,821,045	3,286,162	(271,756)	(6,178,801)	25,432,068
Fidelity Materials Portfolio	15,916,471	1,014,928	15,479,553	745,425	(1,459,942)	8,096	--
Fidelity Medical Equipment and Systems Portfolio	5,299,173	322,914	5,765,441	232,150	1,271,429	(1,128,075)	--
Fidelity Mega Cap Stock Fund	42,150,387	14,659,979	6,120,824	7,860,148	(300,555)	(10,584,543)	39,804,444
Fidelity New Markets Income Fund	7,358,800	872,093	456,531	332,720	(16,499)	(892,566)	6,865,297
Fidelity Overseas Fund	128,232,790	22,086,497	31,606,731	5,471,422	4,258,367	(25,652,729)	97,318,194
Fidelity Pacific Basin Fund	7,115,823	1,519,834	827,926	592,883	(11,324)	(1,789,618)	6,006,789
Fidelity Real Estate Investment Portfolio	17,600,677	1,273,019	12,708,072	236,805	(1,369,726)	(71,025)	4,724,873
Fidelity Stock Selector All Cap Fund	--	636,428,957	29,187,694	22,242,504	(859,580)	(85,741,715)	520,639,968
Fidelity Technology Portfolio	134,135,816	16,079,137	145,777,505	13,707,859	36,287,258	(40,724,706)	--
Fidelity Telecommunications Portfolio	8,355,094	261,074	8,105,171	116,220	(624,186)	113,189	--
Fidelity Transportation Portfolio	3,580,542	221,246	3,468,514	166,356	197,734	(531,008)	--
Fidelity U.S. Bond Index Fund Institutional Premium Class	265,768,692	81,312,355	113,984,193	7,304,763	(3,843,967)	(4,392,389)	224,860,498
Fidelity Utilities Portfolio	13,942,184	315,409	14,261,220	65,022	235,144	(231,517)	--
Fidelity Value Discovery Fund	14,148,254	3,116,902	1,905,076	615,935	(50,350)	(1,947,748)	13,361,982
	$1,415,633,511	$1,040,062,146	$863,953,688	$92,659,435	$116,666,378	$(329,292,554)	$1,379,115,793

 (a) Includes the value of shares purchased or redeemed through in-kind transactions, if applicable. See the Notes to Financial Statements for additional details.

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equity Funds	$983,224,928	$983,224,928	$--	$--
Fixed-Income Funds	325,710,462	325,710,462	--	--
Money Market Funds	71,886,921	71,886,921	--	--
Other Short-Term Investments	1,046,439	--	1,046,439	--
Total Investments in Securities:	$1,381,868,750	$1,380,822,311	$1,046,439	$--
Derivative Instruments:
Assets
Futures Contracts	$590,197	$590,197	$--	$--
Total Assets	$590,197	$590,197	$--	$--
Liabilities
Futures Contracts	$(12,272)	$(12,272)	$--	$--
Total Liabilities	$(12,272)	$(12,272)	$--	$--
Total Derivative Instruments:	$577,925	$577,925	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of December 31, 2018. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$590,197	$(12,272)
Total Equity Risk	590,197	(12,272)
Total Value of Derivatives	$590,197	$(12,272)

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in net unrealized appreciation (depreciation).

See accompanying notes which are an integral part of the financial statements.

VIP FundsManager® 70% Portfolio

Financial Statements

Statement of Assets and Liabilities

		December 31, 2018
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $1,046,508)	$1,046,439
Fidelity Central Funds (cost $1,706,518)	1,706,518
Other affiliated issuers (cost $1,507,601,429)	1,379,115,793
Total Investment in Securities (cost $1,510,354,455)		$1,381,868,750
Receivable for investments sold		585,243
Receivable for fund shares sold		55,292
Distributions receivable from Fidelity Central Funds		2,073
Total assets		1,382,511,358
Liabilities
Payable for investments purchased	$11
Payable for fund shares redeemed	640,177
Accrued management fee	233,977
Distribution and service plan fees payable	5,863
Payable for daily variation margin on futures contracts	86,245
Total liabilities		966,273
Net Assets		$1,381,545,085
Net Assets consist of:
Paid in capital		$1,319,354,392
Total distributable earnings (loss)		62,190,693
Net Assets		$1,381,545,085
Net Asset Value and Maximum Offering Price
Service Class:
Net Asset Value, offering price and redemption price per share ($63,030 ÷ 5,382 shares)		$11.71
Service Class 2:
Net Asset Value, offering price and redemption price per share ($46,406,036 ÷ 3,978,211 shares)		$11.67
Investor Class:
Net Asset Value, offering price and redemption price per share ($1,335,076,019 ÷ 114,024,428 shares)		$11.71

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2018
Investment Income
Dividends:
Unaffiliated issuers		$279,398
Affiliated issuers		21,798,086
Interest		19,318
Income from Fidelity Central Funds		29,895
Total income		22,126,697
Expenses
Management fee	$3,740,903
Distribution and service plan fees	125,618
Independent trustees' fees and expenses	6,953
Total expenses before reductions	3,873,474
Expense reductions	(803,311)
Total expenses after reductions		3,070,163
Net investment income (loss)		19,056,534
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	2,580,127
Fidelity Central Funds	3,371,100
Other affiliated issuers	116,666,378
Futures contracts	4,741,612
Capital gain distributions from underlying funds:
Affiliated issuers	70,861,349
Total net realized gain (loss)		198,220,566
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(1,782,403)
Affiliated issuers	(329,292,554)
Futures contracts	577,925
Total change in net unrealized appreciation (depreciation)		(330,497,032)
Net gain (loss)		(132,276,466)
Net increase (decrease) in net assets resulting from operations		$(113,219,932)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2018	Year ended December 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$19,056,534	$13,321,959
Net realized gain (loss)	198,220,566	132,697,043
Change in net unrealized appreciation (depreciation)	(330,497,032)	84,272,124
Net increase (decrease) in net assets resulting from operations	(113,219,932)	230,291,126
Distributions to shareholders	(146,548,936)	–
Distributions to shareholders from net investment income	–	(12,662,563)
Distributions to shareholders from net realized gain	–	(9,720,946)
Total distributions	(146,548,936)	(22,383,509)
Share transactions - net increase (decrease)	166,190,308	90,530,791
Total increase (decrease) in net assets	(93,578,560)	298,438,408
Net Assets
Beginning of period	1,475,123,645	1,176,685,237
End of period	$1,381,545,085	$1,475,123,645
Other Information
Undistributed net investment income end of period		$753,546

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

VIP FundsManager 70% Portfolio Service Class

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$14.04	$11.97	$12.05	$12.40	$12.01
Income from Investment Operations
Net investment income (loss)A	.17	.13	.13	.12	.15
Net realized and unrealized gain (loss)	(1.13)	2.16	.41	(.06)	.48
Total from investment operations	(.96)	2.29	.54	.06	.63
Distributions from net investment income	(.13)	(.12)	(.13)	(.12)	(.14)
Distributions from net realized gain	(1.24)	(.09)	(.49)	(.29)	(.10)
Total distributions	(1.37)	(.22)B	(.62)	(.41)	(.24)
Net asset value, end of period	$11.71	$14.04	$11.97	$12.05	$12.40
Total ReturnC,D	(7.50)%	19.11%	5.04%	.41%	5.24%
Ratios to Average Net AssetsE,F,G
Expenses before reductions	.35%	.35%	.35%	.35%	.35%
Expenses net of fee waivers, if any	.20%	.20%	.20%	.20%	.20%
Expenses net of all reductions	.20%	.20%	.20%	.20%	.20%
Net investment income (loss)	1.27%	1.01%	1.11%	.97%	1.23%
Supplemental Data
Net assets, end of period (000 omitted)	$63	$76	$71	$72	$78
Portfolio turnover rateE,H	98%	57%	45%	44%	49%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.22 per share is comprised of distributions from net investment income of $.123 and distributions from net realized gain of $.094 per share.

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Amounts do not include the activity of the Underlying Funds.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

VIP FundsManager 70% Portfolio Service Class 2

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$13.99	$11.93	$12.02	$12.37	$11.98
Income from Investment Operations
Net investment income (loss)A	.15	.11	.11	.10	.13
Net realized and unrealized gain (loss)	(1.12)	2.15	.41	(.06)	.48
Total from investment operations	(.97)	2.26	.52	.04	.61
Distributions from net investment income	(.11)	(.10)	(.12)	(.10)	(.13)
Distributions from net realized gain	(1.24)	(.09)	(.49)	(.29)	(.10)
Total distributions	(1.35)	(.20)B	(.61)	(.39)	(.22)C
Net asset value, end of period	$11.67	$13.99	$11.93	$12.02	$12.37
Total ReturnD,E	(7.60)%	18.94%	4.86%	.29%	5.10%
Ratios to Average Net AssetsF,G,H
Expenses before reductions	.50%	.50%	.50%	.50%	.50%
Expenses net of fee waivers, if any	.35%	.35%	.35%	.35%	.35%
Expenses net of all reductions	.35%	.35%	.35%	.35%	.35%
Net investment income (loss)	1.13%	.86%	.96%	.82%	1.08%
Supplemental Data
Net assets, end of period (000 omitted)	$46,406	$48,977	$38,443	$12,028	$7,610
Portfolio turnover rateF,I	98%	57%	45%	44%	49%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.20 per share is comprised of distributions from net investment income of $.104 and distributions from net realized gain of $.094 per share.

 C Total distributions of $.22 per share is comprised of distributions from net investment income of $.126 and distributions from net realized gain of $.097 per share.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Amounts do not include the activity of the Underlying Funds.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

VIP FundsManager 70% Portfolio Investor Class

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$14.04	$11.96	$12.05	$12.39	$12.01
Income from Investment Operations
Net investment income (loss)A	.17	.13	.13	.12	.15
Net realized and unrealized gain (loss)	(1.13)	2.17	.40	(.05)	.47
Total from investment operations	(.96)	2.30	.53	.07	.62
Distributions from net investment income	(.13)	(.12)	(.13)	(.12)	(.14)
Distributions from net realized gain	(1.24)	(.09)	(.49)	(.29)	(.10)
Total distributions	(1.37)	(.22)B	(.62)	(.41)	(.24)
Net asset value, end of period	$11.71	$14.04	$11.96	$12.05	$12.39
Total ReturnC,D	(7.49)%	19.21%	4.96%	.49%	5.15%
Ratios to Average Net AssetsE,F,G
Expenses before reductions	.25%	.25%	.25%	.25%	.25%
Expenses net of fee waivers, if any	.20%	.20%	.20%	.20%	.20%
Expenses net of all reductions	.20%	.20%	.20%	.20%	.20%
Net investment income (loss)	1.28%	1.01%	1.11%	.97%	1.23%
Supplemental Data
Net assets, end of period (000 omitted)	$1,335,076	$1,426,071	$1,138,172	$1,096,702	$1,019,291
Portfolio turnover rateE,H	98%	57%	45%	44%	49%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.22 per share is comprised of distributions from net investment income of $.123 and distributions from net realized gain of $.094 per share.

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Amounts do not include the activity of the Underlying Funds.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

VIP FundsManager® 85% Portfolio

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Holdings as of December 31, 2018

% of fund's net assets
Fidelity Stock Selector All Cap Fund	46.6
Fidelity Overseas Fund	8.7
Fidelity U.S. Bond Index Fund Institutional Premium Class	5.5
Fidelity Mega Cap Stock Fund	3.4
Fidelity Inflation-Protected Bond Index Fund Institutional Premium Class	3.2
Fidelity Japan Fund	3.0
Fidelity Diversified International Fund	2.7
Fidelity Equity-Income Fund	2.3
Fidelity Long Term Treasury Bond Index Fund Institutional Premium	2.2
Fidelity Contrafund	2.2
79.8

Asset Allocation (% of fund's net assets)

Period end*
Domestic Equity Funds	60.7%
International Equity Funds	26.8%
Bond Funds	12.0%
Short-Term Funds	0.4%
Short-Term Investments	0.1%

 * Futures - (1.1)%

VIP FundsManager® 85% Portfolio

Schedule of Investments December 31, 2018

Showing Percentage of Net Assets

Equity Funds - 87.5%
	Shares	Value
Fidelity Contrafund (a)	991,040	$10,911,353
Fidelity Diversified International Fund (a)	424,096	13,422,645
Fidelity Emerging Asia Fund (a)	21,697	802,584
Fidelity Emerging Markets Discovery Fund (a)	49,865	609,850
Fidelity Emerging Markets Fund (a)	39,021	1,039,125
Fidelity Equity-Income Fund (a)	222,778	11,348,316
Fidelity Europe Fund (a)	169,317	5,316,539
Fidelity Global Commodity Stock Fund (a)	432,394	4,842,808
Fidelity International Capital Appreciation Fund (a)	178,370	3,180,337
Fidelity International Discovery Fund (a)	298,116	10,872,288
Fidelity International Enhanced Index Fund (a)	1,218,531	10,296,585
Fidelity International Small Cap Fund (a)	208,617	4,942,145
Fidelity International Small Cap Opportunities Fund (a)	307,310	4,959,991
Fidelity International Value Fund (a)	967,874	7,036,441
Fidelity Japan Fund (a)	1,106,718	14,509,068
Fidelity Japan Smaller Companies Fund (a)	617,478	9,348,619
Fidelity Large Cap Value Enhanced Index Fund (a)	627,095	7,155,153
Fidelity Low-Priced Stock Fund (a)	243,933	10,584,251
Fidelity Mega Cap Stock Fund (a)	1,227,589	16,584,723
Fidelity Overseas Fund (a)	1,045,487	42,739,512
Fidelity Pacific Basin Fund (a)	106,478	2,802,500
Fidelity Real Estate Investment Portfolio (a)	53,240	2,044,945
Fidelity Stock Selector All Cap Fund (a)	5,954,795	228,842,766
Fidelity Value Discovery Fund (a)	220,395	5,545,150
TOTAL EQUITY FUNDS
(Cost $488,131,513)		429,737,694

Fixed-Income Funds - 12.0%
Fidelity Floating Rate High Income Fund (a)	585,402	5,385,696
Fidelity Inflation-Protected Bond Index Fund Institutional Premium Class (a)	1,631,529	15,483,207
Fidelity Long Term Treasury Bond Index Fund Institutional Premium (a)	862,539	10,936,994
Fidelity U.S. Bond Index Fund Institutional Premium Class (a)	2,402,553	27,100,800
TOTAL FIXED-INCOME FUNDS
(Cost $58,842,949)		58,906,697

Money Market Funds - 0.4%
Fidelity Cash Central Fund, 2.42% (b)	1,736,679	1,737,026
Fidelity Investments Money Market Government Portfolio Institutional Class 2.29% (a)(c)	166,257	166,257
TOTAL MONEY MARKET FUNDS
(Cost $1,903,224)		1,903,283
	Principal Amount	Value

U.S. Treasury Obligations - 0.1%
U.S. Treasury Bills, yield at date of purchase 2.31% to 2.37% 2/7/19 to 3/21/19 (d)
(Cost $517,961)	520,000	517,944
TOTAL INVESTMENT IN SECURITIES - 100.0%
(Cost $549,395,647)		491,065,618
NET OTHER ASSETS (LIABILITIES) - 0.0%		(155,599)
NET ASSETS - 100%		$490,910,019

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
ICE E-mini MSCI Emerging Markets Index Contracts (United States)	54	March 2019	$2,610,360	$(15,444)	$(15,444)
Sold
Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	61	March 2019	7,640,860	439,049	439,049
TOTAL FUTURES CONTRACTS					$423,605

The notional amount of futures purchased as a percentage of Net Assets is 0.5%

The notional amount of futures sold as a percentage of Net Assets is 1.6%

For the period, the average monthly underlying face amount at value for futures contracts in the aggregate was $6,082,616.

Legend

 (a) Affiliated Fund

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (c) The rate quoted is the annualized seven-day yield of the fund at period end.

 (d) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $279,184.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$21,989
Total	$21,989

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Fiscal year to date information regarding the Fund’s investments in non-Money Market Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period	Purchases(a)	Sales Proceeds(a)	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Consumer Discretionary Central Fund	$--	$27,692,943	$27,922,295	$229,352	$--	$--	0.0%
Fidelity Consumer Staples Central Fund	--	15,299,989	15,429,457	129,468	--	--	0.0%
Fidelity Energy Central Fund	--	13,209,918	13,346,558	136,640	--	--	0.0%
Fidelity Financials Central Fund	--	40,267,335	40,471,405	204,070	--	--	0.0%
Fidelity Health Care Central Fund	--	35,171,979	35,288,177	116,198	--	--	0.0%
Fidelity Industrials Central Fund	--	26,520,581	26,786,958	266,377	--	--	0.0%
Fidelity Information Technology Central Fund	--	65,165,061	65,401,978	236,917	--	--	0.0%
Fidelity Materials Central Fund	--	7,976,736	8,058,793	82,057	--	--	0.0%
Fidelity Telecom Services Central Fund	--	3,705,101	3,759,136	54,035	--	--	0.0%
Fidelity Utilities Central Fund	--	6,416,927	6,498,005	81,078	--	--	0.0%
	$--	$241,426,570	$242,962,762	$1,536,192	$--	$--

 (a) Includes the value of shares purchased or redeemed through in-kind transactions, if applicable. See the Notes to Financial Statements for additional details.

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Affiliated Underlying Funds

Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds, excluding any Money Market Central Funds, is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur.

Affiliate	Value, beginning of period	Purchases(a)	Sales Proceeds(a)	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Fidelity Air Transportation Portfolio	$2,070,849	$173,013	$2,020,421	$110,174	$(471)	$(222,970)	$--
Fidelity Banking Portfolio	4,912,947	540,522	5,063,228	373,452	2,570,062	(2,960,303)	--
Fidelity Biotechnology Portfolio	2,749,582	212,842	2,939,380	112,671	442,671	(465,715)	--
Fidelity Brokerage and Investment management Portfolio	1,092,950	89,865	1,133,020	53,596	114,835	(164,630)	--
Fidelity Chemicals Portfolio	1,038,722	95,949	1,017,440	61,495	340,854	(458,085)	--
Fidelity Commodity Strategy Fund	5,177,087	1,895,135	6,937,847	--	(6,402)	(127,973)	--
Fidelity Communication Services Portfolio	1,774,584	154,277	1,746,010	98,691	(103,320)	(79,531)	--
Fidelity Construction and Housing Portfolio	1,541,447	118,051	1,468,365	71,533	(236,270)	45,137	--
Fidelity Consumer Discretionary Portfolio	21,631,752	1,440,713	23,291,655	370,571	7,523,616	(7,304,426)	--
Fidelity Consumer Staples Portfolio	15,802,762	1,552,390	15,488,896	945,147	1,801,483	(3,667,739)	--
Fidelity Contrafund	11,487,804	3,370,335	2,773,207	956,072	(25,803)	(1,147,776)	10,911,353
Fidelity Defense and Aerospace Portfolio	7,146,864	461,846	7,926,425	224,171	1,779,393	(1,461,678)	--
Fidelity Diversified International Fund	14,697,502	4,570,521	2,755,767	923,587	(107,583)	(2,982,028)	13,422,645
Fidelity Emerging Asia Fund	1,305,968	84,192	424,323	26,661	120,535	(283,788)	802,584
Fidelity Emerging Markets Discovery Fund	2,339,352	112,222	1,642,775	11,257	(23,596)	(175,353)	609,850
Fidelity Emerging Markets Fund	9,654,078	526,430	8,776,574	8,515	567,771	(932,580)	1,039,125
Fidelity Energy Portfolio	12,678,515	604,551	13,363,233	--	1,706,635	(1,626,468)	--
Fidelity Equity-Income Fund	12,252,712	3,710,416	2,473,326	1,096,032	(121,361)	(2,020,125)	11,348,316
Fidelity Europe Fund	5,584,434	1,965,771	664,754	570,632	7,630	(1,576,542)	5,316,539
Fidelity Financial Services Portfolio	25,342,798	1,801,790	26,209,229	623,314	5,601,829	(6,537,188)	--
Fidelity Floating Rate High Income Fund	7,552,468	3,481,125	5,410,759	252,858	124,571	(361,709)	5,385,696
Fidelity Focused High Income Fund	3,788	67	3,737	78	138	(256)	--
Fidelity Global Commodity Stock Fund	5,378,234	1,863,699	1,611,648	106,301	53,003	(840,480)	4,842,808
Fidelity Health Care Portfolio	26,796,811	2,371,140	30,066,931	1,022,096	7,969,544	(7,070,564)	--
Fidelity Industrial Equipment Portfolio	5,092,739	683,420	15,447	646,483	(769)	(337,637)	--
Fidelity Industrials Portfolio	9,805,105	1,319,064	15,349,169	631,020	4,289,358	(5,486,664)	--
Fidelity Inflation-Protected Bond Index Fund Institutional Class	2,591,763	15,098,854	1,714,284	29,957	(23,805)	(33,478)	--
Fidelity Inflation-Protected Bond Index Fund Premium Class	--	396,658	492,427	302,562	(5,757)	(334,317)	15,483,207
Fidelity Insurance Portfolio	2,663,128	407,874	2,668,373	319,963	1,048,913	(1,451,542)	--
Fidelity International Capital Appreciation Fund	3,383,963	917,864	617,637	93,442	(3,276)	(500,577)	3,180,337
Fidelity International Discovery Fund	12,176,860	3,420,548	2,292,051	406,271	(93,291)	(2,339,778)	10,872,288
Fidelity International Enhanced Index Fund	11,318,749	3,061,940	2,239,816	239,800	(30,996)	(1,813,292)	10,296,585
Fidelity International Small Cap Fund	6,577,820	1,883,740	2,415,982	288,560	75,407	(1,178,840)	4,942,145
Fidelity International Small Cap Opportunities Fund	6,083,243	1,603,343	1,881,485	145,282	133,421	(978,531)	4,959,991
Fidelity International Value Fund	8,010,399	2,216,192	1,622,194	228,460	(35,139)	(1,532,817)	7,036,441
Fidelity Investments Money Market Government Portfolio Institutional Class 2.29%	--	7,806,503	7,640,246	23,207	--	--	166,257
Fidelity Japan Fund	--	15,735,135	--	55,134	--	(1,226,067)	14,509,068
Fidelity Japan Smaller Companies Fund	7,341,195	4,394,081	65,376	493,320	(55)	(2,321,226)	9,348,619
Fidelity Large Cap Value Enhanced Index Fund	--	9,593,538	1,160,000	493,538	(31,805)	(1,246,580)	7,155,153
Fidelity Leisure Portfolio	1,481,606	125,730	1,517,973	81,025	(21,170)	(68,193)	--
Fidelity Long Term Treasury Bond Index Fund Institutional Premium	--	116,304	328,215	50,540	(10,521)	(84,068)	10,936,994
Fidelity Long-Term Treasury Bond Index Fund Institutional Class	8,820,548	3,707,176	992,941	237,289	(57,468)	(233,821)	--
Fidelity Low-Priced Stock Fund	12,393,825	3,551,960	2,573,333	1,437,570	(199,443)	(2,588,758)	10,584,251
Fidelity Materials Portfolio	7,040,928	680,469	7,059,976	343,229	(697,971)	36,550	--
Fidelity Medical Equipment and Systems Portfolio	2,335,897	184,781	2,582,821	104,242	585,083	(522,940)	--
Fidelity Mega Cap Stock Fund	18,458,585	6,878,708	4,113,319	3,408,812	(218,819)	(4,420,432)	16,584,723
Fidelity Overseas Fund	54,118,389	16,291,878	18,687,332	2,412,015	2,228,538	(11,211,961)	42,739,512
Fidelity Pacific Basin Fund	2,990,711	1,007,206	392,205	277,226	(10,902)	(792,310)	2,802,500
Fidelity Real Estate Investment Portfolio	7,727,591	786,767	5,843,625	104,271	(629,198)	3,410	2,044,945
Fidelity Stock Selector All Cap Fund	--	285,638,481	18,582,593	9,767,861	(620,418)	(37,592,704)	228,842,766
Fidelity Technology Portfolio	59,231,269	8,819,692	65,939,940	6,229,852	16,280,622	(18,391,643)	--
Fidelity Telecommunications Portfolio	3,698,240	287,118	3,751,862	54,662	(299,467)	65,971	--
Fidelity Transportation Portfolio	1,555,377	121,101	1,529,528	73,518	181,085	(328,035)	--
Fidelity U.S. Bond Index Fund Institutional Class	37,856,867	10,991,580	19,292,155	959,518	(951,429)	(986,433)	--
Fidelity U.S. Bond Index Fund Institutional Premium Class	--	426,594	1,559,019	122,218	(34,726)	649,521	27,100,800
Fidelity Utilities Portfolio	6,137,965	351,167	6,498,617	29,931	61,575	(52,090)	--
Fidelity Value Discovery Fund	6,214,544	1,420,064	1,240,259	263,789	(34,808)	(814,391)	5,545,150
	$505,121,316	$441,122,392	$367,869,150	$38,373,471	$50,972,533	$(140,536,443)	$488,810,648

 (a) Includes the value of shares purchased or redeemed through in-kind transactions, if applicable. See the Notes to Financial Statements for additional details.

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equity Funds	$429,737,694	$429,737,694	$--	$--
Fixed-Income Funds	58,906,697	58,906,697	--	--
Money Market Funds	1,903,283	1,903,283	--	--
Other Short-Term Investments	517,944	--	517,944	--
Total Investments in Securities:	$491,065,618	$490,547,674	$517,944	$--
Derivative Instruments:
Assets
Futures Contracts	$439,049	$439,049	$--	$--
Total Assets	$439,049	$439,049	$--	$--
Liabilities
Futures Contracts	$(15,444)	$(15,444)	$--	$--
Total Liabilities	$(15,444)	$(15,444)	$--	$--
Total Derivative Instruments:	$423,605	$423,605	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of December 31, 2018. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$439,049	$(15,444)
Total Equity Risk	439,049	(15,444)
Total Value of Derivatives	$439,049	$(15,444)

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in net unrealized appreciation (depreciation).

See accompanying notes which are an integral part of the financial statements.

VIP FundsManager® 85% Portfolio

Financial Statements

Statement of Assets and Liabilities

		December 31, 2018
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $517,961)	$517,944
Fidelity Central Funds (cost $1,736,967)	1,737,026
Other affiliated issuers (cost $547,140,719)	488,810,648
Total Investment in Securities (cost $549,395,647)		$491,065,618
Segregated cash with brokers for derivative instruments		230,113
Cash		105,625
Receivable for investments sold		21,240
Receivable for fund shares sold		41,259
Distributions receivable from Fidelity Central Funds		2,634
Total assets		491,466,489
Liabilities
Payable for investments purchased	$261,717
Payable for fund shares redeemed	139,104
Accrued management fee	83,639
Distribution and service plan fees payable	4,000
Payable for daily variation margin on futures contracts	68,010
Total liabilities		556,470
Net Assets		$490,910,019
Net Assets consist of:
Paid in capital		$465,450,573
Total distributable earnings (loss)		25,459,446
Net Assets		$490,910,019
Net Asset Value and Maximum Offering Price
Service Class:
Net Asset Value, offering price and redemption price per share ($276 ÷ 23.7 shares)		$11.65
Service Class 2:
Net Asset Value, offering price and redemption price per share ($31,555,392 ÷ 2,722,192.3 shares)		$11.59
Investor Class:
Net Asset Value, offering price and redemption price per share ($459,354,351 ÷ 39,409,888.5 shares)		$11.66

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2018
Investment Income
Dividends:
Unaffiliated issuers		$104,693
Affiliated issuers		6,914,641
Interest		5,804
Income from Fidelity Central Funds		21,989
Total income		7,047,127
Expenses
Management fee	$1,370,055
Distribution and service plan fees	85,506
Independent trustees' fees and expenses	2,546
Total expenses before reductions	1,458,107
Expense reductions	(310,084)
Total expenses after reductions		1,148,023
Net investment income (loss)		5,899,104
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	918,032
Fidelity Central Funds	1,536,124
Other affiliated issuers	50,972,533
Futures contracts	732,396
Capital gain distributions from underlying funds:
Affiliated issuers	31,458,830
Total net realized gain (loss)		85,617,915
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(635,144)
Fidelity Central Funds	59
Other affiliated issuers	(140,536,443)
Futures contracts	423,605
Total change in net unrealized appreciation (depreciation)		(140,747,923)
Net gain (loss)		(55,130,008)
Net increase (decrease) in net assets resulting from operations		$(49,230,904)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2018	Year ended December 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$5,899,104	$3,835,244
Net realized gain (loss)	85,617,915	55,274,276
Change in net unrealized appreciation (depreciation)	(140,747,923)	38,870,529
Net increase (decrease) in net assets resulting from operations	(49,230,904)	97,980,049
Distributions to shareholders	(56,714,400)	–
Distributions to shareholders from net investment income	–	(3,643,445)
Distributions to shareholders from net realized gain	–	(4,663,732)
Total distributions	(56,714,400)	(8,307,177)
Share transactions - net increase (decrease)	70,482,604	4,657,475
Total increase (decrease) in net assets	(35,462,700)	94,330,347
Net Assets
Beginning of period	526,372,719	432,042,372
End of period	$490,910,019	$526,372,719
Other Information
Undistributed net investment income end of period		$191,799

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

VIP FundsManager 85% Portfolio Service Class

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$14.30	$11.81	$11.87	$12.46	$12.07
Income from Investment Operations
Net investment income (loss)A	.15	.11	.11	.09	.13
Net realized and unrealized gain (loss)	(1.29)	2.61	.48	(.03)	.51
Total from investment operations	(1.14)	2.72	.59	.06	.64
Distributions from net investment income	(.10)	(.10)	(.11)	(.16)B	(.13)
Distributions from net realized gain	(1.41)	(.13)	(.54)	(.49)B	(.13)
Total distributions	(1.51)	(.23)	(.65)	(.65)	(.25)C
Net asset value, end of period	$11.65	$14.30	$11.81	$11.87	$12.46
Total ReturnD,E	(8.90)%	23.05%	5.66%	.39%	5.29%
Ratios to Average Net AssetsF,G,H
Expenses before reductions	.33%I	.35%	.35%	.35%	.35%
Expenses net of fee waivers, if any	.17%I	.20%	.20%	.20%	.20%
Expenses net of all reductions	.17%I	.20%	.20%	.20%	.20%
Net investment income (loss)	1.11%	.81%	.96%	.74%	1.04%
Supplemental Data
Net assets, end of period (000 omitted)	$–	$2	$8	$8	$8
Portfolio turnover rateF,J	116%	70%	59%	67%	72%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total distributions of $.25 per share is comprised of distributions from net investment income of $.125 and distributions from net realized gain of $.126 per share.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Amounts do not include the activity of the Underlying Funds.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

 I On certain classes, the size and fluctuation of net assets and expense amounts may cause ratios to differ from contractual rates.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

VIP FundsManager 85% Portfolio Service Class 2

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$14.24	$11.76	$11.83	$12.41	$12.03
Income from Investment Operations
Net investment income (loss)A	.12	.09	.09	.07	.11
Net realized and unrealized gain (loss)	(1.28)	2.60	.47	(.01)	.50
Total from investment operations	(1.16)	2.69	.56	.06	.61
Distributions from net investment income	(.09)	(.08)	(.09)	(.15)B	(.11)
Distributions from net realized gain	(1.41)	(.13)	(.54)	(.49)B	(.13)
Total distributions	(1.49)C	(.21)	(.63)	(.64)	(.23)D
Net asset value, end of period	$11.59	$14.24	$11.76	$11.83	$12.41
Total ReturnE,F	(9.08)%	22.90%	5.47%	.35%	5.08%
Ratios to Average Net AssetsG,H,I
Expenses before reductions	.50%	.50%	.50%	.50%	.50%
Expenses net of fee waivers, if any	.35%	.35%	.35%	.35%	.35%
Expenses net of all reductions	.35%	.35%	.35%	.35%	.35%
Net investment income (loss)	.93%	.66%	.81%	.59%	.89%
Supplemental Data
Net assets, end of period (000 omitted)	$31,555	$33,540	$24,790	$10,346	$8,207
Portfolio turnover rateG,J	116%	70%	59%	67%	72%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total distributions of $1.49 per share is comprised of distributions from net investment income of $.085 and distributions from net realized gain of $1.409 per share.

 D Total distributions of $.23 per share is comprised of distributions from net investment income of $.107 and distributions from net realized gain of $.126 per share.

 E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Amounts do not include the activity of the Underlying Funds.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

VIP FundsManager 85% Portfolio Investor Class

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$14.31	$11.81	$11.87	$12.46	$12.07
Income from Investment Operations
Net investment income (loss)A	.14	.11	.11	.09	.13
Net realized and unrealized gain (loss)	(1.28)	2.62	.48	(.03)	.51
Total from investment operations	(1.14)	2.73	.59	.06	.64
Distributions from net investment income	(.10)	(.10)	(.11)	(.16)B	(.13)
Distributions from net realized gain	(1.41)	(.13)	(.54)	(.49)B	(.13)
Total distributions	(1.51)	(.23)	(.65)	(.65)	(.25)C
Net asset value, end of period	$11.66	$14.31	$11.81	$11.87	$12.46
Total ReturnD,E	(8.89)%	23.13%	5.66%	.39%	5.29%
Ratios to Average Net AssetsF,G,H
Expenses before reductions	.25%	.25%	.25%	.25%	.25%
Expenses net of fee waivers, if any	.20%	.20%	.20%	.20%	.20%
Expenses net of all reductions	.20%	.20%	.20%	.20%	.20%
Net investment income (loss)	1.08%	.81%	.96%	.74%	1.04%
Supplemental Data
Net assets, end of period (000 omitted)	$459,354	$492,831	$407,244	$399,068	$376,927
Portfolio turnover rateF,I	116%	70%	59%	67%	72%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total distributions of $.25 per share is comprised of distributions from net investment income of $.125 and distributions from net realized gain of $.126 per share.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Amounts do not include the activity of the Underlying Funds.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2018

1. Organization.

VIP FundsManager 20% Portfolio, VIP FundsManager 50% Portfolio, VIP FundsManager 60% Portfolio, VIP FundsManager 70% Portfolio, and VIP FundsManager 85% Portfolio (the Funds) are funds of Variable Insurance Products Fund V (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Each Fund is authorized to issue an unlimited number of shares. The Funds invest primarily in a combination of other Fidelity equity, fixed income, and short-term funds (the Underlying Funds) managed by Fidelity Management & Research Company (FMR). Shares of each Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. Each Fund offers three classes of shares: Service Class shares, Service Class 2 shares, and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Certain Underlying Funds incurred name changes since their most recent shareholder report. The names of the Underlying Funds are those in effect at period end.

2. Investments in Fidelity Central Funds.

The Funds invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, each Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

Each Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Each Fund uses a third party pricing vendor approved by the Board of Trustees (the Board) to value its investments. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of each Fund's investments to the Fair Value Committee (the Committee) established by the each Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, each Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees each Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing each Fund's investments and ratifies the fair value determinations of the Committee. Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows. Investments in the Underlying Funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of each Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of each Fund. Each class differs with respect to distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of each Fund and do not include any expenses associated with the Underlying Funds. Although not included in each Fund's expenses, each Fund indirectly bears its proportionate share of the Underlying Funds' expenses through the impact of these expenses on each Underlying Fund's NAV. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2018, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, futures contracts, market discount and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
VIP FundsManager 20% Portfolio	$749,326,345	$6,548,234	$(27,589,848)	$(21,041,614)
VIP FundsManager 50% Portfolio	6,013,598,874	48,651,930	(434,944,357)	(386,292,427)
VIP FundsManager 60% Portfolio	5,699,729,282	86,588,228	(474,317,704)	(387,729,476)
VIP FundsManager 70% Portfolio	1,512,323,955	14,141,822	(144,597,027)	(130,455,205)
VIP FundsManager 85% Portfolio	550,334,596	4,579,244	(63,848,222)	(59,268,978)

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Undistributed long-term capital gain	Net unrealized appreciation (depreciation) on securities and other investments
VIP FundsManager 20% Portfolio	$1,905,937	$27,880,038	$(21,041,614)
VIP FundsManager 50% Portfolio	21,607,798	536,426,213	(386,292,427)
VIP FundsManager 60% Portfolio	23,184,190	876,844,805	(387,729,476)
VIP FundsManager 70% Portfolio	6,534,672	186,111,225	(130,455,205)
VIP FundsManager 85% Portfolio	2,589,831	82,138,594	(59,268,978)

The tax character of distributions paid was as follows:

December 31, 2018
	Ordinary Income	Long-term Capital Gains	Total
VIP FundsManager 20% Portfolio	$18,418,143	$27,817,855	$46,235,998
VIP FundsManager 50% Portfolio	153,079,849	421,890,869	574,970,718
VIP FundsManager 60% Portfolio	136,267,099	646,172,218	782,439,317
VIP FundsManager 70% Portfolio	34,974,259	111,574,677	146,548,936
VIP FundsManager 85% Portfolio	12,602,923	44,111,477	56,714,400

December 31, 2017
	Ordinary Income	Long-term Capital Gains	Total
VIP FundsManager 20% Portfolio	$12,425,940	$1,981,684	$14,407,624
VIP FundsManager 50% Portfolio	115,876,974	–	115,876,974
VIP FundsManager 60% Portfolio	124,172,340	75,831,166	200,003,506
VIP FundsManager 70% Portfolio	22,383,509	–	22,383,509
VIP FundsManager 85% Portfolio	8,307,177	–	8,307,177

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Funds' financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation	Prior Line-Item Presentation
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain
Distributions to Shareholders Note to Financial Statements	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Funds' investment objective allows the Funds to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Funds used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Funds may not achieve their objectives.

The Funds' use of derivatives increased or decreased their exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Funds will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Funds. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Funds used futures contracts to manage their exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and, for VIP FundsManager 70% Portfolio, is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

5. Purchases and Redemptions of Underlying Fund Shares.

Purchases and sales of securities, including in-kind transactions, other than short term securities and U.S. government securities, are noted in the table below.

	Purchases ($)	Redemptions ($)
VIP FundsManager 20% Portfolio	361,085,301	380,190,330
VIP FundsManager 50% Portfolio	5,054,144,235	5,528,893,376
VIP FundsManager 60% Portfolio	5,474,341,224	5,797,190,062
VIP FundsManager 70% Portfolio	1,570,163,920	1,456,068,789
VIP FundsManager 85% Portfolio	682,548,962	631,735,656

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR Co., Inc. (the investment adviser), an affiliate of FMR, provides the Funds with investment management related services. For these services each Fund pays a monthly management fee to the investment adviser. The management fee is based on an annual rate of .25% of each fund's average net assets. The management fee is reduced by an amount equal to the fees and expenses paid by the Funds to the independent Trustees.

The investment adviser has contractually agreed to waive 0.05% of its management fee, thereby limiting each Fund's management fee to an annual rate of 0.20% of average net assets, until April 30, 2019.

Other Transactions. The investment adviser has entered into an administration agreement with FMR under which FMR provides management and administrative services (other than investment advisory services) necessary for the operation of each Fund. Pursuant to this agreement, FMR pays all expenses of each Fund, excluding distribution and service plan fees, compensation of the independent Trustees and certain other expenses such as interest expense. FMR also contracts with other Fidelity companies to perform the services necessary for the operation of each Fund.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Funds have adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were reallowed to insurance companies for the distribution of shares and providing shareholder support services were as follows:

	Service Class	Service Class 2	Total
VIP FundsManager 20% Portfolio	$57	$21,072	$21,129
VIP FundsManager 50% Portfolio	60	246,246	246,306
VIP FundsManager 60% Portfolio	55	1,457,891	1,457,946
VIP FundsManager 70% Portfolio	71	125,547	125,618
VIP FundsManager 85% Portfolio	1	85,505	85,506

Brokerage Commissions. Certain Funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
VIP FundsManager 50% Portfolio	$307
VIP FundsManager 60% Portfolio	292
VIP FundsManager 70% Portfolio	89
VIP FundsManager 85% Portfolio	34

Interfund Trades. The Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Reallocation of Underlying Fund Investments. During the period, the investment adviser reallocated investments of the Funds. This involved taxable redemptions of the Funds' interest in Fidelity Consumer Discretionary Portfolio, Fidelity Consumer Staples Portfolio, Fidelity Energy Portfolio, Fidelity Financial Services Portfolio, Fidelity Health Care Portfolio, Fidelity Industrials Portfolio, Fidelity Materials Portfolio, Fidelity Real Estate Investment Portfolio, Fidelity Technology Portfolio, Fidelity Telecommunications Portfolio and Fidelity Utilities Portfolio (selected Underlying Funds) for investments and cash and non-taxable exchanges of those investments and cash for shares of Fidelity Consumer Discretionary Central Fund, Fidelity Consumer Staples Central Fund, Fidelity Energy Central Fund, Fidelity Financials Central Fund, Fidelity Health Care Central Fund, Fidelity Industrials Central Fund, Fidelity Information Technology Central Fund, Fidelity Materials Central Fund, Fidelity Telecom Services Central Fund and Fidelity Utilities Central Fund (selected Affiliated Central Funds) which are affiliated investment companies managed by FMR.

In addition, the investment adviser reallocated investments of the Funds. This involved taxable redemptions of the Funds' interest in the selected Affiliated Central Funds for investments and non-taxable exchanges of those investments for shares of Fidelity Stock Selector All Cap. Net realized gain (loss) on the redemptions of the selected Underlying Funds and Affiliated Central Funds in connection with the reallocation is included in the accompanying Statements of Operations as "Net realized gain (loss) on: Fidelity Central Funds and Other Affiliated issuers".

Details of these transactions with the related net gain (loss) for the Funds are presented in the accompanying table:

	Value of Investments and Cash reallocated	Net realized Gain (Loss) on redemptions of selected Underlying Funds and Affiliated Central Funds
VIP FundsManager 20% Portfolio	$ 147,071,445	$ 12,809,582
VIP FundsManager 50% Portfolio	3,091,857,292	289,073,621
VIP FundsManager 60% Portfolio	3,568,089,514	562,952,084
VIP FundsManager 70% Portfolio	993,477,105	101,761,955
VIP FundsManager 85% Portfolio	453,153,954	45,157,797

7. Expense Reductions.

The investment adviser contractually agreed to limit each Funds' management fee to an annual rate of 0.20% of each Funds' average net assets until April 30, 2019. For the period, each Fund's management fees were reduced by the following amounts:

Management Fee Waiver
VIP FundsManager 20% Portfolio	$386,639
VIP FundsManager 50% Portfolio	3,184,711
VIP FundsManager 60% Portfolio	3,008,299
VIP FundsManager 70% Portfolio	749,571
VIP FundsManager 85% Portfolio	274,521

In addition, FMR has contractually agreed to reimburse 0.10% of class-level expenses for each Fund's Service Class and Service Class 2. During the period, this reimbursement reduced each Fund's Service Class and Service Class 2's expenses by the following amounts:

Reimbursement
VIP FundsManager 20% Portfolio
Service Class	$57
Service Class 2	8,429
VIP FundsManager 50% Portfolio
Service Class	60
Service Class 2	98,498
VIP FundsManager 60% Portfolio
Service Class	55
Service Class 2	583,156
VIP FundsManager 70% Portfolio
Service Class	70
Service Class 2	50,219
VIP FundsManager 85% Portfolio
Service Class	1
Service Class 2	34,202

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of Certain Funds and certain Central Funds include an amount in addition to trade execution, which may be rebated back to the Funds to offset certain expenses. Through arrangements with each applicable Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. All of the applicable expense reductions are noted in the table below.

	Brokerage Service reduction	Custody expense reduction
VIP FundsManager 20% Portfolio	$928	$166
VIP FundsManager 50% Portfolio	11,711	37
VIP FundsManager 60% Portfolio	11,101	31
VIP FundsManager 70% Portfolio	3,387	64
VIP FundsManager 85% Portfolio	1,195	165

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended December 31, 2018	Year ended December 31, 2017
VIP FundsManager 20% Portfolio
Distributions to shareholders
Service Class	$3,503	$–
Service Class 2	502,761	–
Investor Class	45,729,734	–
Total	$46,235,998	$–
From net investment income
Service Class	$–	$766
Service Class 2	–	92,500
Investor Class	–	9,938,104
Total	$–	$10,031,370
From net realized gain
Service Class	$–	$346
Service Class 2	–	45,931
Investor Class	–	4,329,977
Total	$–	$4,376,254
VIP FundsManager 50% Portfolio
Distributions to shareholders
Service Class	$5,597	$–
Service Class 2	8,613,442	–
Investor Class	566,351,679	–
Total	$574,970,718	$–
From net investment income
Service Class	$–	$731
Service Class 2	–	989,026
Investor Class	–	74,273,522
Total	$–	$75,263,279
From net realized gain
Service Class	$–	$393
Service Class 2	–	612,425
Investor Class	–	40,000,877
Total	$–	$40,613,695
VIP FundsManager 60% Portfolio
Distributions to shareholders
Service Class	$7,614	$–
Service Class 2	73,545,828	–
Investor Class	708,885,875	–
Total	$782,439,317	$–
From net investment income
Service Class	$–	$649
Service Class 2	–	5,348,956
Investor Class	–	60,481,640
Total	$–	$65,831,245
From net realized gain
Service Class	$–	$1,287
Service Class 2	–	11,583,334
Investor Class	–	122,587,640
Total	$–	$134,172,261
VIP FundsManager 70% Portfolio
Distributions to shareholders
Service Class	$7,360	$–
Service Class 2	4,845,803	–
Investor Class	141,695,773	–
Total	$146,548,936	$–
From net investment income
Service Class	$–	$662
Service Class 2	–	359,186
Investor Class	–	12,302,715
Total	$–	$12,662,563
From net realized gain
Service Class	$–	$506
Service Class 2	–	324,459
Investor Class	–	9,395,981
Total	$–	$9,720,946
VIP FundsManager 85% Portfolio
Distributions to shareholders
Service Class	$189	$–
Service Class 2	3,582,347	–
Investor Class	53,131,864	–
Total	$56,714,400	$–
From net investment income
Service Class	$–	$13
Service Class 2	–	192,253
Investor Class	–	3,451,179
Total	$–	$3,643,445
From net realized gain
Service Class	$–	$18
Service Class 2	–	298,443
Investor Class	–	4,365,271
Total	$–	$4,663,732

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2018	Year ended December 31, 2017	Year ended December 31, 2018	Year ended December 31, 2017
VIP FundsManager 20% Portfolio
Service Class
Shares sold	334	282	$3,729	$3,244
Reinvestment of distributions	6	96	68	1,112
Shares redeemed	(316)(a)	(724)	(3,544)(a)	(8,404)
Net increase (decrease)	24	(346)	$253	$(4,048)
Service Class 2
Shares sold	138,319	118,495	$1,564,823	$1,345,436
Reinvestment of distributions	46,031	12,043	502,761	138,431
Shares redeemed	(117,406)(a)	(108,177)	(1,316,347)(a)	(1,232,660)
Net increase (decrease)	66,944	22,361	$751,237	$251,207
Investor Class
Shares sold	3,903,632	5,096,986	$43,753,843	$58,749,629
Reinvestment of distributions	4,181,062	1,238,346	45,729,734	14,268,081
Shares redeemed	(7,963,696)(a)	(6,426,351)	(88,856,329)(a)	(72,859,123)
Net increase (decrease)	120,998	(91,019)	$627,248	$158,587
VIP FundsManager 50% Portfolio
Service Class
Shares sold	56	64	$720	$833
Reinvestment of distributions	6	83	77	1,124
Shares redeemed	(74)(a)	(584)	(944)(a)	(7,870)
Net increase (decrease)	(12)	(437)	$(147)	$(5,913)
Service Class 2
Shares sold	1,211,481	1,289,799	$15,423,342	$16,633,568
Reinvestment of distributions	698,544	119,256	8,613,442	1,601,451
Shares redeemed	(1,638,938)(a)	(1,515,620)	(20,874,932)(a)	(19,679,465)
Net increase (decrease)	271,087	(106,565)	$3,161,852	$(1,444,446)
Investor Class
Shares sold	6,174,967	6,677,690	$79,048,025	$86,961,201
Reinvestment of distributions	45,791,933	8,484,112	566,351,679	114,274,399
Shares redeemed	(67,644,697)(a)	(39,276,673)	(859,140,192)(a)	(509,832,605)
Net increase (decrease)	(15,677,797)	(24,114,871)	$(213,740,488)	$(308,597,005)
VIP FundsManager 60% Portfolio
Service Class
Shares sold	189	171	$2,180	$2,030
Reinvestment of distributions	14	162	152	1,936
Shares redeemed	(170)(a)	(838)	(1,941)(a)	(10,318)
Net increase (decrease)	33	(505)	$391	$(6,352)
Service Class 2
Shares sold	5,419,475	5,455,249	$61,883,322	$64,794,478
Reinvestment of distributions	6,675,535	1,415,209	73,545,828	16,932,290
Shares redeemed	(6,763,203)(a)	(6,007,106)	(77,091,178)(a)	(71,637,670)
Net increase (decrease)	5,331,807	863,352	$58,337,972	$10,089,098
Investor Class
Shares sold	6,235,842	5,362,355	$71,295,270	$64,258,948
Reinvestment of distributions	64,171,254	15,291,539	708,885,875	183,069,280
Shares redeemed	(62,771,042)(a)	(93,531,178)	(714,678,819)(a)	(1,104,750,276)
Net increase (decrease)	7,636,054	(72,877,284)	$65,502,326	$(857,422,048)
VIP FundsManager 70% Portfolio
Service Class
Shares sold	145	130	$1,914	$1,718
Reinvestment of distributions	3	84	42	1,168
Shares redeemed	(145)(a)	(736)	(1,915)(a)	(10,148)
Net increase (decrease)	3	(522)	$41	$(7,262)
Service Class 2
Shares sold	438,715	458,084	$5,751,035	$5,964,434
Reinvestment of distributions	381,426	49,096	4,845,803	683,645
Shares redeemed	(343,103)(a)	(229,488)	(4,500,104)(a)	(2,995,288)
Net increase (decrease)	477,038	277,692	$6,096,734	$3,652,791
Investor Class
Shares sold	6,685,015	9,314,585	$88,731,097	$123,018,642
Reinvestment of distributions	11,129,997	1,552,500	141,695,773	21,698,696
Shares redeemed	(5,379,869)(a)	(4,403,710)	(70,333,337)(a)	(57,832,076)
Net increase (decrease)	12,435,143	6,463,375	$160,093,533	$86,885,262
VIP FundsManager 85% Portfolio
Service Class
Shares sold	92	109	$1,234	$1,463
Reinvestment of distributions	14	2	189	31
Shares redeemed	(215)(a)	(680)	(2,802)(a)	(9,519)
Net increase (decrease)	(109)	(569)	$(1,379)	$(8,025)
Service Class 2
Shares sold	305,628	418,848	$4,020,661	$5,497,731
Reinvestment of distributions	277,618	34,579	3,582,347	490,696
Shares redeemed	(216,908)(a)	(205,975)	(2,863,246)(a)	(2,696,501)
Net increase (decrease)	366,338	247,452	$4,739,762	$3,291,926
Investor Class
Shares sold	3,997,486	2,659,836	$53,742,128	$35,473,379
Reinvestment of distributions	4,102,344	548,117	53,131,864	7,816,450
Shares redeemed	(3,134,984)(a)	(3,236,201)	(41,129,771)(a)	(41,916,255)
Net increase (decrease)	4,964,846	(28,248)	$65,744,221	$1,373,574

 (a) Amount includes in-kind redemptions (see the Reallocation of Underlying Fund Investments note for additional details)

10. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

The Funds do not invest in the Underlying Funds for the purpose of exercising management or control; however, investments by the Funds within their principal investment strategies may represent a significant portion of the Underlying Fund's net assets. At the end of the period, the following Funds were the owners of record of 10% or more of the total outstanding shares of the Underlying Funds.

Fund	VIP FundsManager 50% Portfolio	VIP FundsManager 60% Portfolio
Fidelity Global Commodity Stock Fund	11%	10%
Fidelity Japan Smaller Companies Fund	10%	12%
Fidelity International Value Fund	11%	13%
Fidelity Stock Selector All Cap Fund	18%	21%
Fidelity Japan Fund	17%	17%

The Funds, in aggregate, were the owners of record of more than 20% of the total outstanding shares of the following Underlying Funds.

Fund	% of shares held
Fidelity Global Commodity Stock Fund	25%
Fidelity Japan Smaller Companies Fund	28%
Fidelity International Value Fund	29%
Fidelity Stock Selector All Cap Fund	48%
Fidelity Japan Fund	42%

In addition, at the end of the period the investment adviser or its affiliates were owners of record of more than 10% and certain otherwise unaffiliated shareholders each were owners of record of more than 10%, respectively, of the outstanding shares of the following Funds:

	Affiliated %	Number of Unaffiliated Shareholders	Unaffiliated Shareholders %
VIP FundsManager 20% Portfolio	99%	–	–%
VIP FundsManager 50% Portfolio	26%	1	67%
VIP FundsManager 60% Portfolio	34%	2	51%
VIP FundsManager 70% Portfolio	97%	–	–%
VIP FundsManager 85% Portfolio	94%	–	–%

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Variable Insurance Products Fund V and Shareholders of VIP FundsManager 20% Portfolio, VIP FundsManager 50% Portfolio, VIP FundsManager 60% Portfolio, VIP FundsManager 70% Portfolio and VIP FundsManager 85% Portfolio:

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of VIP FundsManager 20% Portfolio, VIP FundsManager 50% Portfolio, VIP FundsManager 60% Portfolio, VIP FundsManager 70% Portfolio and VIP FundsManager 85% Portfolio (five of the funds constituting Variable Insurance Products Fund V, hereafter collectively referred to as the "Funds") as of December 31, 2018, the related statements of operations for the year ended December 31, 2018, the statements of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2018 and each of the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 19, 2019

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  If the interests of a fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds.  FMRC has structured the funds to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, FMRC, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict.  Each of the Trustees oversees 260 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). She is the President of First to Four LLC (leadership and mentoring services, 2012-present). She also serves as a member of the Board of Directors and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor, and aerospace systems, 2013-present), Board of Directors and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and Board of Directors of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a Member of the Advisory Board of certain Fidelity® funds (2018), a member of the Board of Directors and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board of Directors, Chair of the Nomination and Governance Committee and member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Board of Directors of the Army Historical Foundation (2015-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present) and a member of the Board of Trustees of Florida Institute of Technology (2015-present) and ThanksUSA (military family education non-profit, 2014-present).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as interim president of Michigan State University (2018-2019), a Member of the Advisory Board of certain Fidelity® funds (2014-2016), president of the Business Roundtable (2011-2017), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007), and Chase Manhattan Bank (1975-1978).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as President Fixed Income, High Income/Emerging Market Debt and Multi Asset Class Strategies of FIAM LLC (2018-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), President, Fixed Income (2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice Chairman of FIAM LLC (investment adviser firm, 2014-2018), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-2018), President Multi-Asset Class Strategies of FMR's Global Asset Allocation Division (2017-2018), Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of certain Fidelity® funds (2008-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2018 to December 31, 2018).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

The first line of the accompanying table for each Class of each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a Class of the fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, each Fund, as a shareholder in underlying Fidelity Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Funds. These fees and expenses are not included in each Fund's annualized expense ratio used to calculate the expense estimates in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

The second line of the accompanying table for each Class of each fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, each Fund, as a shareholder in underlying Fidelity Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Funds. These fees and expenses are not included in each Fund's annualized expense ratio used to calculate the expense estimates in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period-B July 1, 2018 to December 31, 2018
VIP FundsManager 20% Portfolio
Service Class	.20%
Actual		$1,000.00	$984.90	$1.00
Hypothetical-C		$1,000.00	$1,024.20	$1.02
Service Class 2.35%
Actual		$1,000.00	$984.20	$1.75
Hypothetical-C		$1,000.00	$1,023.44	$1.79
Investor Class	.20%
Actual		$1,000.00	$984.00	$1.00
Hypothetical-C		$1,000.00	$1,024.20	$1.02
VIP FundsManager 50% Portfolio
Service Class	.20%
Actual		$1,000.00	$943.20	$.98
Hypothetical-C		$1,000.00	$1,024.20	$1.02
Service Class 2.35%
Actual		$1,000.00	$942.20	$1.71
Hypothetical-C		$1,000.00	$1,023.44	$1.79
Investor Class	.20%
Actual		$1,000.00	$943.20	$.98
Hypothetical-C		$1,000.00	$1,024.20	$1.02
VIP FundsManager 60% Portfolio
Service Class	.20%
Actual		$1,000.00	$928.20	$.97
Hypothetical-C		$1,000.00	$1,024.20	$1.02
Service Class 2.35%
Actual		$1,000.00	$928.30	$1.70
Hypothetical-C		$1,000.00	$1,023.44	$1.79
Investor Class	.20%
Actual		$1,000.00	$929.10	$.97
Hypothetical-C		$1,000.00	$1,024.20	$1.02
VIP FundsManager 70% Portfolio
Service Class	.20%
Actual		$1,000.00	$914.40	$.97
Hypothetical-C		$1,000.00	$1,024.20	$1.02
Service Class 2.35%
Actual		$1,000.00	$914.70	$1.69
Hypothetical-C		$1,000.00	$1,023.44	$1.79
Investor Class	.20%
Actual		$1,000.00	$915.10	$.97
Hypothetical-C		$1,000.00	$1,024.20	$1.02
VIP FundsManager 85% Portfolio
Service Class	- %
Actual		$1,000.00	$896.00	$-
Hypothetical-C		$1,000.00	$1,025.21	$-
Service Class 2.35%
Actual		$1,000.00	$894.80	$1.67
Hypothetical-C		$1,000.00	$1,023.44	$1.79
Investor Class	.20%
Actual		$1,000.00	$896.10	$.96
Hypothetical-C		$1,000.00	$1,024.20	$1.02

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of the underlying Fidelity Funds in which each Fund invests are not included in each Class' annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
VIP FundsManager 20%
Investor Class	02/15/19	02/15/19	$0.018	$0.432
Service Class	02/15/19	02/15/19	$0.018	$0.432
Service Class 2	02/15/19	02/15/19	$0.017	$0.432
VIP FundsManager 50%
Investor Class	02/15/19	02/15/19	$0.031	$1.150
Service Class	02/15/19	02/15/19	$0.031	$1.150
Service Class 2	02/15/19	02/15/19	$0.030	$1.150
VIP FundsManager 60%
Investor Class	02/15/19	02/15/19	$0.031	$1.737
Service Class	02/15/19	02/15/19	$0.031	$1.737
Service Class 2	02/15/19	02/15/19	$0.030	$1.737
VIP FundsManager 70%
Investor Class	02/15/19	02/15/19	$0.039	$1.605
Service Class	02/15/19	02/15/19	$0.039	$1.605
Service Class 2	02/15/19	02/15/19	$0.038	$1.605
VIP FundsManager 85%
Investor Class	02/15/19	02/15/19	$0.045	$1.985
Service Class	02/15/19	02/15/19	$0.045	$1.985
Service Class 2	02/15/19	02/15/19	$0.045	$1.985

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended December 31, 2018, or, if subsequently determined to be different, the net capital gain of such year.

VIP FundsManager 20%	$27,893,593
VIP FundsManager 50%	$536,550,412
VIP FundsManager 60%	$877,427,062
VIP FundsManager 70%	$186,205,156
VIP FundsManager 85%	$82,143,459

A percentage of the dividends distributed during the fiscal year for the following funds were derived from interest on U.S. Government securities which is generally exempt from state income tax

VIP FundsManager 20%	15.34%
VIP FundsManager 50%	7.44%
VIP FundsManager 60%	5.66%
VIP FundsManager 70%	3.90%
VIP FundsManager 85%	2.12%

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends–received deduction for corporate shareholders:

	Investor Class	Service Class	Service Class 2
VIP FundsManager 20%
December 2018	7%	7%	8%
VIP FundsManager 50%
December 2018	17%	17%	18%
VIP FundsManager 60%
December 2018	22%	22%	23%
VIP FundsManager 70%
December 2018	27%	27%	30%
VIP FundsManager 85%
February 2018	1%	1%	1%
December 2018	40%	40%	44%

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
VIP FundsManager 20%
Investor Class	12/21/18	$0.0094	$0.0010
Service Class	12/21/18	$0.0094	$0.0010
Service Class 2	12/21/18	$0.0087	$0.0010
VIP FundsManager 50%
Investor Class	12/21/18	$0.0308	$0.0034
Service Class	12/21/18	$0.0308	$0.0034
Service Class 2	12/21/18	$0.0286	$0.0034
VIP FundsManager 60%
Investor Class	12/21/18	$0.0333	$0.0037
Service Class	12/21/18	$0.0333	$0.0037
Service Class 2	12/21/18	$0.0309	$0.0037
VIP FundsManager 70%
Investor Class	12/21/18	$0.0457	$0.0051
Service Class	12/21/18	$0.0457	$0.0051
Service Class 2	12/21/18	$0.0419	$0.0051
VIP FundsManager 85%
Investor Class	12/21/18	$0.0553	$0.0061
Service Class	12/21/18	$0.0553	$0.0061
Service Class 2	12/21/18	$0.0502	$0.0061

Board Approval of Investment Advisory Contracts and Management Fees

VIP FundsManager Funds

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract (the Advisory Contract) with FMR Co., Inc. (FMRC), an affiliate of Fidelity Management & Research Company (FMR), for each fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contract, including the services and support provided to each fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of each fund's Advisory Contract. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contract. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2018 meeting, the Board unanimously determined to renew each fund's Advisory Contract. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of each fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with each fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as each fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contract for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contract was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of each fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the funds, including the backgrounds of investment personnel of FMRC, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups with responsibility for the underlying Fidelity funds in which each fund invests. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by Fidelity under the Advisory Contract and under separate agreements covering transfer agency, and pricing and bookkeeping services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes, and converting certain voluntary expense caps to contractual caps, to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for funds that had such fees; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether each fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for each fund in January 2018.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the investment adviser about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for each fund for different time periods, measured against one or more appropriate securities market indices, including a customized blended index that reflects the respective weights of the fund's asset classes (each a "benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the investment adviser the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses, including acquired fund fees and expenses, but after transaction costs, if any) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses, including acquired fund fees and expenses) compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; the extent to which particular underlying funds affected performance; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for each fund and an appropriate benchmark index for the most recent one-, three-, and five-year periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should continue to benefit the shareholders of each fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses, and also considered that each fund bears indirectly the fees and expenses, including the management fees, paid by the underlying Fidelity funds in which it invests. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than a fund. The funds' actual TMG %s and the number of funds in the Total Mapped Group are in the charts below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked, is also included in the charts and was considered by the Board. Because the vast majority of competitor funds' management fees do not cover non-management expenses, in prior years, each fund was compared on the basis of a hypothetical "net management fee," which was derived by subtracting payments made by FMR for non-management expenses (including pricing and bookkeeping fees and fees paid to non-affiliated custodians) from the fund's all-inclusive fee. Fidelity no longer calculates hypothetical net management fees for the funds and, as a result, the charts do not include hypothetical net management fees for 2017.

VIP FundsManager 20%

VIP FundsManager 50%

VIP FundsManager 60%

VIP FundsManager 70%

VIP FundsManager 85%

The Board noted that each fund's management fee rate ranked above the median of its Total Mapped Group and above the median of its ASPG for 2017. The Board considered that the funds are more actively managed than most funds in their Total Mapped Group and ASPG and have a larger universe of funds in which to invest.

The Board considered that FMRC has contractually agreed to waive 0.05% of each fund's management fee through April 30, 2019.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures, and that while the funds do not pay a management fee with a group fee component, they indirectly bear a portion of the management fees paid by the Fidelity funds in which they invest, some of which are subject to the group fee. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component (such as the funds) and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of the total expense ratio of each class of each fund, the Board considered the fund's all-inclusive fee rate. The Board also considered other expenses, such as pricing and bookkeeping fees and custodial, legal, and audit fees, paid by FMR under the all-inclusive arrangement. The Board also considered fund-paid 12b-1 fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for each fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of each fund compared to competitive fund median expenses. Each class of each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that each fund offers multiple classes, each of which has a different 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes of each fund vary primarily by the level of their 12b-1 fees.

The Board noted that the total expense ratio of each of Investor Class and Service Class of each fund ranked below the competitive median for 2017 and the total expense ratio of Service Class 2 of each fund ranked above the competitive median for 2017. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Service Class 2 was above the competitive median because of its 12b-1 fees and that excluding 12b-1 fees of both the class and competitor classes, the total expense ratio of Service Class 2 ranked below the median.

In considering the total expense ratio of each class of each fund, the Board also considered an alternative competitive analysis that included both top level (i.e., direct) fund fees and acquired fund fees and expenses for the class and the other funds and classes to which it is compared. The Board noted that, under this alternative competitive analysis, the total expense ratio of each of Investor Class and Service Class of each fund, except VIP FundsManager 85%, ranked below the competitive median for 2017 and the total expense ratio of each of Investor Class and Service Class of VIP FundsManager 85% ranked above the competitive median for 2017 because of its 12b-1 fees and higher acquired fund fees and expenses compared to competitor funds. The Board noted that the total expense ratio of Service Class 2 of VIP FundsManager 20% and VIP FundsManager 50% ranked below the competitive median for 2017, the total expense ratio of Service Class 2 of VIP FundsManager 60% ranked equal to the competitive median for 2017, and the total expense ratio of Service Class 2 of VIP FundsManager 70% and VIP FundsManager 85% ranked above the competitive median for 2017. The Board noted that, for each fund for which Service Class 2 was above the competitive median, the class was above the median because of its 12b-1 fees and, in the case of VIP FundsManager 85%, because of its higher acquired fund fees and expenses compared to competitor funds.

The Board further considered that FMR contractually agreed to reimburse 0.10% of "class-level" expenses for Service Class and Service Class 2 as long as these classes continue to be sold to unaffiliated insurance companies.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of each fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds, including the Fidelity funds in which the funds invest.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with each fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board recognized that, due to each fund's current contractual arrangements, its expense ratio will not decline if the fund's operating costs decrease as assets grow, or rise as assets decrease. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of Fidelity's voluntary expense limitation agreements; (vi) the methodology with respect to competitive fund data and peer group classifications; (vii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends, and the impact of the increased use of omnibus accounts; (viii) new developments in the retail and institutional marketplaces and the competitive positioning of the funds relative to other investment products and services; (ix) the impact of recent changes to the money market fund landscape, including the full implementation of money market fund reform and rising interest rates, on Fidelity's money market funds; (x) the funds' share class structures and distribution channels; and (xi) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain classes. In addition, the Board considered its discussions with Fidelity throughout the year regarding enhanced information security initiatives and the funds' fair valuation policies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that each fund's Advisory Contract should be renewed.

VIPFM-ANN-0219
1.843208.112

Fidelity® Variable Insurance Products: Target Volatility Portfolio Annual Report December 31, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, and if your insurance carrier elects to participate, you may not be receiving paper copies of the Fund’s shareholder reports from the insurance company that offers your variable insurance product unless you specifically request paper copies from your financial professional or the administrator of your variable insurance product. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically, by contacting your financial professional or the administrator of your variable insurance product. If you own a Fidelity-administered variable insurance product, please visit fidelity.com/mailpreferences to make your election or call 1-800-343-3548.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial professional or the administrator of your variable insurance product. If you own a Fidelity-administered variable insurance product, please visit fidelity.com/mailpreferences to make your election or call 1-800-343-3548. Your election to receive reports in paper will apply to all funds available under your variable insurance product.

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2018	Past 1 year	Past 5 years	Life of fundA
Service Class	(5.81)%	3.85%	5.66%
Service Class 2	(5.99)%	3.68%	5.50%

 A From February 13, 2013

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Target Volatility Portfolio - Service Class on February 13, 2013, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$13,826	VIP Target Volatility Portfolio - Service Class
$18,621	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  The global economy remained in expansion in 2018, but growth became less synchronous and more uneven. Meanwhile, global monetary policy became a headwind, and this uncertainty spurred an increase in volatility among risk assets. This was particularly true in the latter part of the year due to several factors, including China entering a growth recession, emerging late-cycle conditions in the U.S., falling commodity prices, China-U.S. trade-policy uncertainty and the U.K.’s planned “Brexit” from the European Union. Against this backdrop, U.S. equities, as measured by the S&P 500® index returned -4.38% in 2018. Sector-wise, seven of the 11 major sectors in the S&P 500® lost ground this period. Falling crude-oil prices caused energy stocks (-18%) to suffer most, while slowing global growth concerns felled the materials (-15%), industrials (-13%) and financials (-13%) sectors. Conversely, health care (+6%) led the way, followed by the utilities (+4%), information technology (+3%) and consumer discretionary (+2%) sectors. Overseas, equities suffered a pronounced, broad-based correction, returning -14.04% for the year, according to the MSCI ACWI ex USA Index. Among regions in the index, Asia-Pacific (-11%) and Japan (-13%) held up best, whereas resource-rich Canada (-17%), Europe (-14%) and emerging markets (-14%) lagged. In terms of fixed income, investment-grade bonds were roughly flat for the 12 months, according to the Bloomberg Barclays U.S. Aggregate Bond Index. Late in the year, concerns about global growth pushed Treasury yields lower and credit spreads wider. Short-term debt led most U.S. investment-grade sectors, followed by asset-backed securities and agency bonds, while corporate credit produced negative returns, according to Bloomberg Barclays.

Comments from Portfolio Manager Geoff Stein:  For the year, the fund’s share classes returned roughly -6%, trailing the -4.40% result of its multi-asset-class benchmark, the Fidelity VIP Target Volatility Composite Index. The fund underperformed the Composite benchmark primarily because of weak underlying U.S. stock selection during the final quarter of 2018. Security selection in information technology had the greatest negative impact on the fund's relative result. Picks in foreign developed-markets (DM) equities also notably detracted from performance, while selections among emerging-markets (EM) stocks and investment-grade bonds produced moderately negative relative results. Overall, asset allocation added value from a relative performance standpoint, driven by equity positioning. Underweighted exposure to international DM stocks fueled the fund’s positive equity allocation results, as this asset class lagged U.S. equities, primarily due to a strengthening U.S. dollar. Conversely, our small allocation to commodities hampered our equity strategy, largely due to falling oil prices. Within the fixed-income allocation strategy – where cash and investment-grade bonds were underweighted to help fund various non-core, out-of-benchmark positions – also modestly contributed versus the Composite benchmark. During the fourth quarter, as risk-aversion rose and stocks declined, I tried to reduce risk by selling equities. As a result, the fund’s increasing cash balance acted as a shock absorber during the market’s December decline. A small, out-of-index allocation to long-term U.S. Treasuries – which I held as a partial hedge against market volatility – also added value.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Holdings as of December 31, 2018

% of fund's net assets
Fidelity Stock Selector All Cap Fund	23.6
Fidelity Total Bond Fund	18.8
Fidelity Cash Central Fund, 2.42%	11.0
iShares Core U.S. Aggregate Bond ETF	8.4
Fidelity U.S. Bond Index Fund Institutional Premium Class	6.4
Fidelity Overseas Fund	4.3
iShares S&P 500 Index ETF	4.1
Fidelity Conservative Income Bond Fund	3.6
Fidelity Long Term Treasury Bond Index Fund	3.5
Fidelity International Enhanced Index Fund	2.6
86.3

Asset Allocation (% of fund's net assets)

As of December 31, 2018
Domestic Equity Funds	35.4%
International Equity Funds	12.3%
Fixed-Income Funds	43.3%
Cash Equivalents	11.0%
Net Other Assets (Liabilities)*	(2.0)%

 * Net Other Assets (Liabilities) are not included in the pie chart

Schedule of Investments December 31, 2018

Showing Percentage of Net Assets

Equity Funds - 47.7%
	Shares	Value
Domestic Equity Funds - 35.4%
Fidelity Contrafund (a)	309,735	$3,410,181
Fidelity Equity-Income Fund (a)	66,064	3,365,281
Fidelity Global Commodity Stock Fund (a)	355,021	3,976,231
Fidelity Large Cap Value Enhanced Index Fund (a)	79,196	903,622
Fidelity Low-Priced Stock Fund (a)	77,427	3,359,556
Fidelity Mega Cap Stock Fund (a)	259,311	3,503,286
Fidelity Real Estate Investment Portfolio (a)	35,139	1,349,697
Fidelity Stock Selector All Cap Fund (a)	1,711,661	65,779,119
Fidelity Value Discovery Fund (a)	66,874	1,682,557
iShares S&P 500 Index ETF	45,062	11,338,050

TOTAL DOMESTIC EQUITY FUNDS		98,667,580

International Equity Funds - 12.3%
Fidelity International Enhanced Index Fund (a)	854,052	7,216,740
Fidelity International Value Fund (a)	975,527	7,092,083
Fidelity Japan Smaller Companies Fund (a)	108,941	1,649,368
Fidelity Overseas Fund (a)	296,222	12,109,567
iShares Core MSCI Emerging Markets ETF	44,525	2,099,354
iShares MSCI EAFE Index ETF	72,825	4,280,654

TOTAL INTERNATIONAL EQUITY FUNDS		34,447,766

TOTAL EQUITY FUNDS
(Cost $146,765,737)		133,115,346

Fixed-Income Funds - 43.3%
Fidelity Conservative Income Bond Fund (a)	994,018	9,940,178
Fidelity Inflation-Protected Bond Index Fund Institutional Premium Class (a)	615,119	5,837,482
Fidelity Long Term Treasury Bond Index Fund (a)	765,469	9,706,148
Fidelity New Markets Income Fund (a)	102,071	1,456,559
Fidelity Total Bond Fund (a)	5,128,310	52,513,895
Fidelity U.S. Bond Index Fund Institutional Premium Class (a)	1,573,109	17,744,674
iShares Core U.S. Aggregate Bond ETF	220,551	23,486,476
TOTAL FIXED-INCOME FUNDS
(Cost $122,967,165)		120,685,412

Cash Equivalents - 11.0%
Fidelity Cash Central Fund, 2.42% (b)
(Cost $30,759,390)	30,754,527	30,760,678
TOTAL INVESTMENT IN SECURITIES - 102.0%
(Cost $300,492,292)		284,561,436
NET OTHER ASSETS (LIABILITIES) - (2.0)%		(5,609,612)
NET ASSETS - 100%		$278,951,824

Security Type Abbreviations

ETF – Exchange-Traded Fund

Legend

 (a) Affiliated Fund

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$127,549
Total	$127,549

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Affiliated Underlying Funds

Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds, excluding any Money Market Central Funds, is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur.

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Fidelity Commodity Strategy Fund	$2,961,457	$202,082	$2,988,327	$--	$(110,278)	$(64,934)	$--
Fidelity Conservative Income Bond Fund	1,281,303	18,241,606	9,541,826	126,714	(2,334)	(38,571)	9,940,178
Fidelity Consumer Discretionary Portfolio	8,574,573	2,055,621	10,811,078	126,309	1,465,162	(1,284,278)	--
Fidelity Consumer Staples Portfolio	5,274,662	1,664,124	6,339,605	309,784	(583,291)	(15,890)	--
Fidelity Contrafund	4,901,862	1,116,266	2,224,438	314,407	(70,874)	(312,635)	3,410,181
Fidelity Diversified International Fund	3,942,059	1,021,011	4,501,695	--	(438,242)	(23,133)	--
Fidelity Emerging Markets Fund	10,041,660	86,502	10,125,655	--	492,314	(494,821)	--
Fidelity Energy Portfolio	4,948,991	629,476	4,997,826	--	(89,146)	(491,495)	--
Fidelity Equity-Income Fund	5,056,201	1,473,893	2,472,825	373,759	(122,920)	(569,068)	3,365,281
Fidelity Europe Fund	1,532,815	44,328	1,560,023	--	137,082	(154,202)	--
Fidelity Financial Services Portfolio	12,810,727	2,368,670	14,029,553	291,587	(255,362)	(894,482)	--
Fidelity Floating Rate High Income Fund	2,910,934	323,518	3,225,006	110,540	73,182	(82,628)	--
Fidelity Global Commodity Stock Fund	3,128,217	1,853,897	360,303	87,403	(7,707)	(637,873)	3,976,231
Fidelity Health Care Portfolio	11,408,189	1,450,986	14,002,663	409,978	1,250,727	(107,239)	--
Fidelity High Income Fund	5,800,259	66,874	5,801,677	36,117	(106,875)	41,419	--
Fidelity Industrials Portfolio	8,559,787	1,769,061	9,409,673	337,299	(482,060)	(437,115)	--
Fidelity Inflation-Protected Bond Index Institutional Class	10,063,487	2,948,483	6,799,815	25,790	(30,435)	(6,911)	--
Fidelity Inflation-Protected Bond Index Institutional Premium Class	--	119,143	302,030	114,284	(4,808)	(149,632)	5,837,482
Fidelity International Capital Appreciation	907,700	101,249	906,243	93	(90,056)	(12,650)	--
Fidelity International Discovery Fund	3,279,937	819,441	3,683,441	--	(333,239)	(82,698)	--
Fidelity International Enhanced Index Fund	2,949,764	5,894,617	775,670	168,524	(12,036)	(839,935)	7,216,740
Fidelity International Small Cap Fund	1,773,116	358,922	1,920,647	--	209,252	(420,643)	--
Fidelity International Small Cap	1,673,261	266,184	1,767,267	1	178,603	(350,781)	--
Fidelity International Value Fund	2,136,870	6,504,186	569,428	230,868	(17,409)	(962,136)	7,092,083
Fidelity Japan Smaller Companies Fund	1,906,594	156,117	13,133	87,036	(25)	(400,185)	1,649,368
Fidelity Large Cap Value Enhanced Index Fund	--	1,046,912	--	62,305	--	(143,290)	903,622
Fidelity Long Term Treasury Bond Index Fund I	--	1,529,924	218,441	41,172	(3,330)	58,713	9,706,148
Fidelity Long-Term Treasury Bond Index Fund Premium Class	5,366,736	7,716,496	4,468,181	149,525	(156,418)	(119,351)	--
Fidelity Low-Priced Stock Fund	5,073,415	1,515,254	2,192,780	545,166	(169,302)	(867,031)	3,359,556
Fidelity Materials Portfolio	2,494,334	522,090	2,404,760	119,915	(655,017)	43,353	--
Fidelity Mega Cap Stock Fund	7,562,015	2,685,477	5,252,988	1,220,426	(511,252)	(979,966)	3,503,286
Fidelity Mid Cap Value Fund	289	13	278	13	4	(28)	--
Fidelity New Markets Income Fund	1,466,582	285,301	111,250	67,814	(7,165)	(176,909)	1,456,559
Fidelity Overseas Fund	15,397,464	4,752,558	5,124,733	689,494	(49,321)	(2,866,401)	12,109,567
Fidelity Pacific Basin Fund	804,359	82,210	755,400	--	(131,796)	627	--
Fidelity Real Estate Investment Portfolio	3,039,348	566,729	2,170,106	115,535	16,624	(102,898)	1,349,697
Fidelity Stock Selector All Cap Fund	--	79,613,653	5,550,000	3,046,356	(728,453)	(7,556,081)	65,779,119
Fidelity Technology Portfolio	20,218,973	5,802,478	22,738,034	1,983,339	1,841,156	(5,124,573)	--
Fidelity Telecommunications Portfolio	1,546,446	410,897	1,979,895	22,273	(95,106)	117,658	--
Fidelity Total Bond Fund	48,308,494	18,210,591	12,002,761	1,664,545	(416,919)	(1,585,510)	52,513,895
Fidelity U.S. Bond Index Fund Institutional Institutional Class	16,348,663	2,856,092	1,812,967	395,202	(60,134)	6,703	--
Fidelity U.S. Bond Index Fund Institutional Premium Class	--	1,473,567	687,532	78,790	(19,904)	(359,814)	17,744,674
Fidelity Utilities Portfolio	2,306,243	361,517	2,952,250	11,518	339,553	(55,063)	--
Fidelity Value Discovery Fund	2,497,953	611,947	1,146,067	92,066	(14,395)	(266,881)	1,682,557
	$250,255,739	$181,579,963	$190,698,270	$13,455,947	$228,050	$(28,769,258)	$212,596,224

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2018
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $42,403,341)	$41,204,534
Fidelity Central Funds (cost $30,759,390)	30,760,678
Other affiliated issuers (cost $227,329,561)	212,596,224
Total Investment in Securities (cost $300,492,292)		$284,561,436
Receivable for investments sold		47,591
Receivable for fund shares sold		102,317
Dividends receivable		257,823
Distributions receivable from Fidelity Central Funds		37,497
Other receivables		3,718
Total assets		285,010,382
Liabilities
Payable for investments purchased	$5,794,295
Payable for fund shares redeemed	159,530
Distributions payable	4,164
Accrued management fee	58,952
Distribution and service plan fees payable	35,207
Other affiliated payables	6,410
Total liabilities		6,058,558
Net Assets		$278,951,824
Net Assets consist of:
Paid in capital		$291,783,884
Total distributable earnings (loss)		(12,832,060)
Net Assets		$278,951,824
Net Asset Value and Maximum Offering Price
Service Class:
Net Asset Value, offering price and redemption price per share ($1,255,735 ÷ 115,679 shares)		$10.86
Service Class 2:
Net Asset Value, offering price and redemption price per share ($277,696,089 ÷ 25,641,304 shares)		$10.83

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2018
Investment Income
Dividends:
Unaffiliated issuers		$1,074,848
Affiliated issuers		4,460,776
Income from Fidelity Central Funds		127,549
Total income		5,663,173
Expenses
Management fee	$912,120
Transfer agent fees	69,940
Distribution and service plan fees	751,930
Independent trustees' fees and expenses	1,409
Commitment fees	818
Total expenses before reductions	1,736,217
Expense reductions	(475,359)
Total expenses after reductions		1,260,858
Net investment income (loss)		4,402,315
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(13,070)
Fidelity Central Funds	(1,205)
Other affiliated issuers	228,050
Capital gain distributions from underlying funds:
Affiliated issuers	8,995,171
Total net realized gain (loss)		9,208,946
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(3,090,426)
Fidelity Central Funds	1,205
Other affiliated issuers	(28,769,258)
Total change in net unrealized appreciation (depreciation)		(31,858,479)
Net gain (loss)		(22,649,533)
Net increase (decrease) in net assets resulting from operations		$(18,247,218)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2018	Year ended December 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$4,402,315	$3,321,049
Net realized gain (loss)	9,208,946	25,115,499
Change in net unrealized appreciation (depreciation)	(31,858,479)	10,079,993
Net increase (decrease) in net assets resulting from operations	(18,247,218)	38,516,541
Distributions to shareholders	(13,746,477)	–
Distributions to shareholders from net investment income	–	(3,201,834)
Distributions to shareholders from net realized gain	–	(17,462,503)
Total distributions	(13,746,477)	(20,664,337)
Share transactions - net increase (decrease)	13,645,175	56,380,347
Total increase (decrease) in net assets	(18,348,520)	74,232,551
Net Assets
Beginning of period	297,300,344	223,067,793
End of period	$278,951,824	$297,300,344
Other Information
Undistributed net investment income end of period		$119,217

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

VIP Target Volatility Portfolio Service Class

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$12.14	$11.22	$10.87	$11.34	$11.19
Income from Investment Operations
Net investment income (loss)A	.19	.17	.15	.16	.17
Net realized and unrealized gain (loss)	(.90)	1.67	.42	(.29)	.49
Total from investment operations	(.71)	1.84	.57	(.13)	.66
Distributions from net investment income	(.20)B	(.16)	(.16)B	(.13)	(.13)
Distributions from net realized gain	(.37)B	(.76)	(.07)B	(.21)	(.38)
Total distributions	(.57)	(.92)	(.22)C	(.34)	(.51)
Net asset value, end of period	$10.86	$12.14	$11.22	$10.87	$11.34
Total ReturnD,E	(5.81)%	16.39%	5.30%	(1.22)%	5.94%
Ratios to Average Net AssetsF,G
Expenses before reductions	.42%	.42%	.42%	.42%	.41%
Expenses net of fee waivers, if any	.27%	.27%	.27%	.27%	.26%
Expenses net of all reductions	.27%	.27%	.26%	.26%	.26%
Net investment income (loss)	1.60%	1.43%	1.38%	1.39%	1.49%
Supplemental Data
Net assets, end of period (000 omitted)	$1,256	$1,444	$1,477	$2,143	$2,880
Portfolio turnover rateH	85%	91%	91%	119%	80%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total distributions of $.22 per share is comprised of distributions from net investment income of $.156 and distributions from net realized gain of $.065 per share.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

VIP Target Volatility Portfolio Service Class 2

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$12.11	$11.19	$10.85	$11.32	$11.18
Income from Investment Operations
Net investment income (loss)A	.17	.16	.13	.14	.15
Net realized and unrealized gain (loss)	(.90)	1.66	.41	(.28)	.49
Total from investment operations	(.73)	1.82	.54	(.14)	.64
Distributions from net investment income	(.18)B	(.14)	(.14)B	(.11)	(.12)
Distributions from net realized gain	(.37)B	(.76)	(.07)B	(.21)	(.38)
Total distributions	(.55)	(.90)	(.20)C	(.33)D	(.50)
Net asset value, end of period	$10.83	$12.11	$11.19	$10.85	$11.32
Total ReturnE,F	(5.99)%	16.29%	5.06%	(1.34)%	5.74%
Ratios to Average Net AssetsG,H
Expenses before reductions	.57%	.57%	.57%	.57%	.56%
Expenses net of fee waivers, if any	.42%	.42%	.42%	.42%	.41%
Expenses net of all reductions	.42%	.42%	.41%	.41%	.41%
Net investment income (loss)	1.45%	1.28%	1.22%	1.24%	1.34%
Supplemental Data
Net assets, end of period (000 omitted)	$277,696	$295,856	$221,591	$209,108	$131,419
Portfolio turnover rateI	85%	91%	91%	119%	80%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total distributions of $.20 per share is comprised of distributions from net investment income of $.139 and distributions from net realized gain of $.065 per share.

 D Total distributions of $.33 per share is comprised of distributions from net investment income of $.114 and distributions from net realized gain of $.212 per share.

 E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2018

1. Organization.

VIP Target Volatility Portfolio (the Fund) is a fund of Variable Insurance Products Fund V (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Service Class shares and Service Class 2 shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Certain Underlying Funds incurred name changes since their most recent shareholder report. The names of the Underlying Funds are those in effect at period end.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists each of the Underlying Funds as an investment of the Fund but does not include the underlying holdings of each Underlying Fund. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows. Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. Exchange-Traded Funds (ETFs) are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses associated with the Underlying Funds. Although not included in the Fund's expenses, the Fund indirectly bears its proportionate share of the Underlying Funds' expenses through the impact of these expenses on each Underlying Fund's NAV. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences resulted in distribution reclassifications.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Fund, losses deferred due to wash sales, and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes ere as follows:

Gross unrealized appreciation	$647,854
Gross unrealized depreciation	(17,512,532)
Net unrealized appreciation (depreciation)	$(16,864,678)
Tax Cost	$301,426,114

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$6,826,012
Net unrealized appreciation (depreciation) on securities and other investments	$(16,864,678)

The Fund intends to elect to defer to its next fiscal year $2,793,394 of capital losses recognized during the period November 1, 2018 to December 31, 2018.

The tax character of distributions paid was as follows:

	December 31, 2018	December 31, 2017
Ordinary Income	$6,491,822	$ 4,733,232
Long-term Capital Gains	7,254,655	15,931,105
Total	$13,746,477	$ 20,664,337

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation	Prior Line-Item Presentation
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain
Distributions to Shareholders Note to Financial Statements	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Purchases and Redemptions of Underlying Fund Shares.

Purchases and redemptions of the Underlying Fund shares, aggregated $251,145,750 and $262,056,225, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR Co., Inc. (the investment adviser), an affiliate of Fidelity Management & Research Company (FMR), provides the Fund with investment management related services. For these services the Fund pays a monthly management fee to the investment adviser. The management fee is computed at an annual rate of .30% of the Fund's average net assets.

During the period, the investment adviser waived a portion of its management fee as described in the Expense Reductions note.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services, were as follows:

Service Class	$1,367
Service Class 2	750,563
$751,930

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class pays a fee for transfer agent services, typesetting and printing and mailing of shareholder reports, excluding mailing of proxy statements, equal to an annual rate of .15% of class-level average net assets invested in Underlying Funds that are not managed by the investment adviser or its affiliates. For the period, transfer agent fees for each class were as follows:

Service Class	$320
Service Class 2	69,620
$69,940

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $826 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $818 and is reflected in Commitment fees on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

The investment adviser contractually agreed to waive the Fund's management fee in an amount equal to .05% of the Funds' average net assets until April 30, 2019. During the period, the Fund's management fee was reduced by $153,078.

In addition, FMR has contractually agreed to reimburse .10% of class-level expenses for Service Class and Service Class 2. During the period, this reimbursement reduced the Fund's Service Class and Service Class 2's expenses by the following amounts:

Reimbursement
Service Class	$1,395
Service Class 2	302,645

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $18,086 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $155.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended December 31, 2018	Year ended December 31, 2017
Distributions to shareholders
Service Class	$66,169	$–
Service Class 2	13,680,308	–
Total	$13,746,477	$–
From net investment income
Service Class	$–	$18,515
Service Class 2	–	3,183,319
Total	$–	$3,201,834
From net realized gain
Service Class	$–	$90,675
Service Class 2	–	17,371,828
Total	$–	$17,462,503

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2018	Year ended December 31, 2017	Year ended December 31, 2018	Year ended December 31, 2017
Service Class
Reinvestment of distributions	1	229	12	2,784
Shares redeemed	(3,236)	(12,992)	(39,954)	(157,252)
Net increase (decrease)	(3,235)	(12,763)	$(39,942)	$(154,468)
Service Class 2
Shares sold	4,379,242	6,196,371	$52,972,408	$75,448,510
Reinvestment of distributions	1,252,156	1,695,969	13,680,308	20,555,147
Shares redeemed	(4,415,618)	(3,265,117)	(52,967,599)	(39,468,842)
Net increase (decrease)	1,215,780	4,627,223	$13,685,117	$56,534,815

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, one otherwise unaffiliated shareholder was the owner of record of 96% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Variable Insurance Products Fund V and Shareholders of VIP Target Volatility Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VIP Target Volatility Portfolio (one of the funds constituting Variable Insurance Products Fund V, referred to hereafter as the "Fund") as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 15, 2019

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  If the interests of the fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds.  FMRC has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, FMRC, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict.  Each of the Trustees oversees 260 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). She is the President of First to Four LLC (leadership and mentoring services, 2012-present). She also serves as a member of the Board of Directors and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor, and aerospace systems, 2013-present), Board of Directors and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and Board of Directors of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a Member of the Advisory Board of certain Fidelity® funds (2018), a member of the Board of Directors and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board of Directors, Chair of the Nomination and Governance Committee and member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Board of Directors of the Army Historical Foundation (2015-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present) and a member of the Board of Trustees of Florida Institute of Technology (2015-present) and ThanksUSA (military family education non-profit, 2014-present).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as interim president of Michigan State University (2018-2019), a Member of the Advisory Board of certain Fidelity® funds (2014-2016), president of the Business Roundtable (2011-2017), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007), and Chase Manhattan Bank (1975-1978).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as President Fixed Income, High Income/Emerging Market Debt and Multi Asset Class Strategies of FIAM LLC (2018-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), President, Fixed Income (2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice Chairman of FIAM LLC (investment adviser firm, 2014-2018), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-2018), President Multi-Asset Class Strategies of FMR's Global Asset Allocation Division (2017-2018), Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of certain Fidelity® funds (2008-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2018 to December 31, 2018).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in underlying mutual funds and exchange-traded funds (ETFs)(the Underlying Funds), will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in underlying mutual funds and exchange-traded funds (ETFs)(the Underlying Funds), will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period-B July 1, 2018 to December 31, 2018
Service Class	.27%
Actual		$1,000.00	$936.40	$1.32
Hypothetical-C		$1,000.00	$1,023.84	$1.38
Service Class 2.42%
Actual		$1,000.00	$934.60	$2.05
Hypothetical-C		$1,000.00	$1,023.09	$2.14

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of VIP Target Volatility Portfolio Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
VIP Target Volatility Portfolio
Service Class	02/15/19	02/15/19	$0.271
Service Class 2	02/15/19	02/15/19	$0.271

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2018, $10,939,587, or, if subsequently determined to be different, the net capital gain of such year.

Service Class designates 3%, 19% and 20%; Service Class 2 designates 3%, 20% and 20% of the dividends distributed in February and December 2018, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
VIP Target Volatility Portfolio
Service Class	12/21/18	$0.0465	$0.0036
Service Class	12/31/18	$0.0000	$0.0000
Service Class 2	12/21/18	$0.0428	$0.0036
Service Class 2	12/31/18	$0.0000	$0.0000

Board Approval of Investment Advisory Contracts and Management Fees

VIP Target Volatility Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract (the Advisory Contract) with FMR Co., Inc. (FMRC), an affiliate of Fidelity Management & Research Company (FMR), for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contract the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contract, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contract. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contract. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contract. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2018 meeting, the Board unanimously determined to renew the fund's Advisory Contract. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contract for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contract was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contract was fair and reasonable. The Board's decision to renew the Advisory Contract was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contract, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of FMRC, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups with responsibility for the underlying Fidelity funds in which the fund invests. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by Fidelity under the Advisory Contract and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the investment adviser, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes, and converting certain voluntary expense caps to contractual caps, to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for funds that had such fees; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in January 2018.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the investment adviser about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against one or more appropriate securities market indices, including a customized blended index that reflects the respective weights of the fund's asset classes (each a "benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the investment adviser the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses, including acquired fund fees and expenses, but after transaction costs, if any) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses, including acquired fund fees and expenses) compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; the extent to which particular underlying funds affected performance; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index for the most recent one- and three-year periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contract should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses, and also considered that the fund bears indirectly the fees and expenses, including the management fees, paid by the underlying funds in which it invests. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board. Because the vast majority of competitor funds' management fees do not cover non-management expenses, in prior years, the fund was compared on the basis of a hypothetical "net management fee," which was derived by subtracting payments made by FMR for "fund-level" non-management expenses (including pricing and bookkeeping fees and fees paid to non-affiliated custodians) from the fund's management fee. Fidelity no longer calculates a hypothetical net management fee for the fund and, as a result, the chart does not include a hypothetical net management fee for 2017.

VIP Target Volatility Portfolio

The Board noted that the fund's management fee rate ranked above the median of its Total Mapped Group and above the median of its ASPG for 2017. The Board considered that the fund is more actively managed than most funds in its Total Mapped Group and ASPG.

Furthermore, the Board considered that FMRC has contractually agreed to waive 0.05% of the fund's management fee through April 30, 2019.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures, and that while the fund does not pay a management fee with a group fee component, it indirectly bears a portion of the management fees paid by the Fidelity funds in which it invests, some of which are subject to the group fee. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component (such as the fund) and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other "fund-level" expenses, such as pricing and bookkeeping fees and custodial, legal, and audit fees, paid by FMR under the fund's management contract. The Board also considered other "class-level" expenses, such as transfer agent fees and fund-paid 12b-1 fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of Service Class ranked below the competitive median for 2017 and the total expense ratio of Service Class 2 ranked above the competitive median for 2017. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Service Class 2 was above the competitive median because of its 12b-1 fees and that excluding 12b-1 fees of both the class and competitor classes, the total expense ratio of Service Class 2 ranked below the median. The Board noted that the fund offers multiple classes, each of which has a different 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

In considering the total expense ratio of each class of the fund, the Board also considered an alternative competitive analysis that included both top level (i.e., direct) fund fees and acquired fund fees and expenses for the fund and the other funds and classes to which it is compared. The Board noted that, under this alternative competitive analysis, the total expense ratio of Service Class ranked below the competitive median for 2017 and the total expense ratio of Service Class 2 ranked above the competitive median for 2017. The Board noted that the total expense ratio of Service Class 2 was above the competitive median because of its 12b-1 fees.

The Board further considered that FMR contractually agreed to reimburse 0.10% of "class-level" expenses for Service Class and Service Class 2 as long as these classes continue to be sold to unaffiliated insurance companies.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds, including the Fidelity funds in which the fund invests.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the fund's business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of Fidelity's voluntary expense limitation agreements; (vi) the methodology with respect to competitive fund data and peer group classifications; (vii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends, and the impact of the increased use of omnibus accounts; (viii) new developments in the retail and institutional marketplaces and the competitive positioning of the funds relative to other investment products and services; (ix) the impact of recent changes to the money market fund landscape, including the full implementation of money market fund reform and rising interest rates, on Fidelity's money market funds; (x) the funds' share class structures and distribution channels; and (xi) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain classes. In addition, the Board considered its discussions with Fidelity throughout the year regarding enhanced information security initiatives and the funds' fair valuation policies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contract should be renewed.

VIPTV-ANN-0219
1.955015.105

Fidelity® Variable Insurance Products: Bond Index Portfolio Annual Report December 31, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, and if your insurance carrier elects to participate, you may not be receiving paper copies of the Fund’s shareholder reports from the insurance company that offers your variable insurance product unless you specifically request paper copies from your financial professional or the administrator of your variable insurance product. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically, by contacting your financial professional or the administrator of your variable insurance product. If you own a Fidelity-administered variable insurance product, please visit fidelity.com/mailpreferences to make your election or call 1-800-343-3548.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial professional or the administrator of your variable insurance product. If you own a Fidelity-administered variable insurance product, please visit fidelity.com/mailpreferences to make your election or call 1-800-343-3548. Your election to receive reports in paper will apply to all funds available under your variable insurance product.

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average annual total returns for VIP Bond Index Portfolio will be reported once the fund is a year old.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Bond Index Portfolio - Initial Class on April 19, 2018, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays U.S. Aggregate Bond Index performed over the same period.

Period Ending Values
$10,190	VIP Bond Index Portfolio - Initial Class
$10,216	Bloomberg Barclays U.S. Aggregate Bond Index

Management's Discussion of Fund Performance

Market Recap:  U.S. taxable investment-grade bonds roughly broke even in 2018, as yields that gained early in the year fell notably in the fourth quarter. The Bloomberg Barclays U.S. Aggregate Bond Index gained 0.01% for the year. Longer-term bond yields advanced through mid-May, driven by policy-rate hikes, plans by the U.S. Federal Reserve to gradually reduce its balance sheet and tax reform that went into effect in January. Longer-term yields moderated in the summer, with spreads between shorter-term and longer-term Treasury bonds remaining tight, partly because of escalating global trade tension. Yields rose again in September and early October, amid increased inflation expectations and hints that central banks may curtail economic stimulus. Yields then declined notably and credit spreads widened in November and December due to broad market volatility, disappointing U.S. economic data, and signs of economic weakness in China and parts of Europe. Within the Bloomberg Barclays index, U.S. Treasuries (+0.86%) topped all major market segments. Conversely, investment-grade corporates (-2.51%) performed worst. Outside the index, most non-core fixed-income segments posted a negative return, while Treasury Inflation-Protected Securities (TIPS) returned -1.26%, as inflation expectations moderated near year-end.

Comments from Co-Portfolio Managers Brandon Bettencourt and Jay Small:  From inception on April 19, 2018, through December 31, 2018, the fund’s share classes gained just shy of 2%, lagging, net of fees, the 2.16% return of the Bloomberg Barclays U.S. Aggregate Bond Index. The fund's performance versus the benchmark was slightly curtailed by "pricing basis." The fund is typically priced at 4:00 p.m. Eastern Time, while the benchmark is priced at 3:00 p.m. Eastern. On December 31, 2018, the fund was priced at 4:00 p.m. Eastern, while the benchmark was priced at 1:00 p.m. Eastern due to the holiday-shortened trading hours for the U.S. bond market. This led to a reported performance differential, particularly due to a wide pricing dispersion on the last day of the period. We believe the effects of pricing basis tend to smooth out over time. Our goal is to produce monthly returns, before expenses, that closely match the benchmark return. Given the large number of securities in the index (roughly 10,000) and the significant cost and liquidity challenges associated with full replication of the index, we use “stratified sampling techniques” in constructing the portfolio. This approach involves defining and maintaining an “optimal” subset of constituent securities that, in aggregate, mirrors the chief characteristics of the index – including maturity, duration, sector allocation, credit quality and other factors.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Quality Diversification (% of fund's net assets)

As of December 31, 2018
U.S. Government and U.S. Government Agency Obligations	74.2%
AAA	2.4%
AA	2.2%
A	8.9%
BBB	12.5%
BB and Below	0.1%
Not Rated	0.3%
Short-Term Investments and Net Other Assets*	(0.6)%

 * Short-Term Investments and Net Other Assets (Liabilities) are not included in the pie chart

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of December 31, 2018*
Corporate Bonds	22.7%
U.S. Government and U.S. Government Agency Obligations	74.2%
Asset-Backed Securities	0.2%
CMOs and Other Mortgage Related Securities	0.8%
Municipal Bonds	0.2%
Other Investments	2.5%
Short-Term Investments and Net Other Assets (Liabilities)**	(0.6)%

 * Foreign investments - 7.4%

 ** Short-Term Investments and Net Other Assets (Liabilities) are not included in the pie chart

Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.

Schedule of Investments December 31, 2018

Showing Percentage of Net Assets

Nonconvertible Bonds - 22.7%
	Principal Amount	Value
COMMUNICATION SERVICES - 1.4%
Diversified Telecommunication Services - 0.7%
AT&T, Inc.:
4.1% 2/15/28	$143,000	$137,559
4.9% 8/15/37	100,000	93,337
5.25% 3/1/37	95,000	93,389
Verizon Communications, Inc.:
4.125% 8/15/46	54,000	47,709
4.329% 9/21/28	63,000	63,298
5.012% 8/21/54	38,000	36,771
5.5% 3/16/47	108,000	114,998
		587,061
Entertainment - 0.2%
Time Warner, Inc.:
3.8% 2/15/27	43,000	40,369
4.65% 6/1/44	20,000	17,525
4.85% 7/15/45	32,000	28,633
Walt Disney Co. 2.95% 6/15/27	98,000	94,204
		180,731
Media - 0.4%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp.:
4.2% 3/15/28	48,000	44,975
5.375% 4/1/38	42,000	39,143
Comcast Corp.:
3.55% 5/1/28	76,000	73,404
3.7% 4/15/24	30,000	30,181
4.6% 8/15/45	72,000	70,246
4.7% 10/15/48	80,000	81,399
4.95% 10/15/58	30,000	30,547
Discovery Communications LLC 5.2% 9/20/47	18,000	16,642
		386,537
Wireless Telecommunication Services - 0.1%
Vodafone Group PLC:
4.375% 5/30/28	97,000	94,153
5.25% 5/30/48	20,000	18,801
		112,954

TOTAL COMMUNICATION SERVICES		1,267,283

CONSUMER DISCRETIONARY - 1.1%
Automobiles - 0.2%
Ford Motor Co. 5.291% 12/8/46	30,000	24,658
General Motors Co. 6.75% 4/1/46	69,000	66,869
General Motors Financial Co., Inc. 4.35% 4/9/25	84,000	79,594
		171,121
Diversified Consumer Services - 0.1%
Ingersoll-Rand Global Holding Co. Ltd. 3.75% 8/21/28	90,000	87,620
Hotels, Restaurants & Leisure - 0.2%
McDonald's Corp.:
3.8% 4/1/28	84,000	82,519
4.7% 12/9/35	39,000	39,211
Starbucks Corp. 4% 11/15/28	100,000	98,831
		220,561
Household Durables - 0.1%
Newell Brands, Inc. 3.85% 4/1/23	91,000	89,661
Internet & Direct Marketing Retail - 0.2%
Amazon.com, Inc.:
2.4% 2/22/23	150,000	145,218
4.05% 8/22/47	44,000	43,056
		188,274
Multiline Retail - 0.1%
Target Corp.:
3.9% 11/15/47	40,000	36,725
4% 7/1/42	15,000	14,164
		50,889
Specialty Retail - 0.2%
Home Depot, Inc.:
2.8% 9/14/27	84,000	78,887
3.9% 6/15/47	29,000	27,400
4.5% 12/6/48	40,000	41,406
Lowe's Companies, Inc. 4.05% 5/3/47	17,000	14,648
		162,341

TOTAL CONSUMER DISCRETIONARY		970,467

CONSUMER STAPLES - 1.6%
Beverages - 0.6%
Anheuser-Busch InBev Worldwide, Inc.:
3.5% 1/12/24	145,000	141,664
4% 4/13/28	91,000	87,097
4.6% 4/15/48	78,000	70,022
Constellation Brands, Inc. 3.6% 2/15/28	63,000	58,054
Maple Escrow Subsidiary, Inc. 4.597% 5/25/28 (a)	36,000	35,750
Molson Coors Brewing Co.:
3% 7/15/26	120,000	106,926
4.2% 7/15/46	32,000	26,621
PepsiCo, Inc. 4% 5/2/47	56,000	54,826
		580,960
Food & Staples Retailing - 0.2%
Walgreens Boots Alliance, Inc. 3.45% 6/1/26	81,000	76,166
Walmart, Inc.:
3.625% 12/15/47	20,000	18,564
3.7% 6/26/28	60,000	60,911
		155,641
Food Products - 0.5%
Campbell Soup Co. 4.15% 3/15/28	80,000	74,523
Conagra Brands, Inc. 4.85% 11/1/28	90,000	88,557
General Mills, Inc. 4.2% 4/17/28	89,000	87,183
H.J. Heinz Co.:
3% 6/1/26	20,000	17,851
4% 6/15/23	134,000	133,641
Kellogg Co. 4.5% 4/1/46	32,000	29,724
		431,479
Household Products - 0.0%
Procter & Gamble Co. 3.5% 10/25/47	43,000	40,612
Tobacco - 0.3%
Altria Group, Inc.:
2.625% 9/16/26	110,000	96,141
3.875% 9/16/46	38,000	28,984
Bat Capital Corp. 4.54% 8/15/47	113,000	90,068
Philip Morris International, Inc. 3.125% 3/2/28	94,000	87,856
		303,049

TOTAL CONSUMER STAPLES		1,511,741

ENERGY - 2.3%
Energy Equipment & Services - 0.0%
Baker Hughes A Ge Co. LLC 4.08% 12/15/47	32,000	26,406
Oil, Gas & Consumable Fuels - 2.3%
Anadarko Petroleum Corp. 6.6% 3/15/46	21,000	23,215
Apache Corp. 4.375% 10/15/28	112,000	104,684
Canadian Natural Resources Ltd.:
3.85% 6/1/27	58,000	54,743
4.95% 6/1/47	19,000	18,251
ConocoPhillips Co. 5.95% 3/15/46	26,000	31,721
Enbridge Energy Partners LP 5.875% 10/15/25	76,000	82,376
Enbridge, Inc. 5.5% 12/1/46	60,000	64,450
Energy Transfer Partners LP:
4.2% 9/15/23	30,000	29,564
6% 6/15/48	46,000	44,849
Enterprise Products Operating LP:
3.95% 2/15/27	85,000	84,670
4.25% 2/15/48	35,000	31,067
Equinor ASA 3.625% 9/10/28	120,000	119,868
Kinder Morgan, Inc.:
3.15% 1/15/23	119,000	115,455
4.3% 3/1/28	80,000	78,540
5.2% 3/1/48	30,000	28,713
Magellan Midstream Partners LP 5% 3/1/26	72,000	75,295
Marathon Petroleum Corp. 4.75% 9/15/44	21,000	18,537
MPLX LP:
4.5% 7/15/23	82,000	82,816
4.5% 4/15/38	73,000	63,824
4.7% 4/15/48	28,000	24,293
Noble Energy, Inc.:
3.85% 1/15/28	30,000	27,161
4.95% 8/15/47	30,000	25,989
Occidental Petroleum Corp. 4.2% 3/15/48	16,000	15,314
ONEOK, Inc. 4.55% 7/15/28	59,000	58,462
Petroleos Mexicanos:
4.25% 1/15/25	280,000	244,720
6.35% 2/12/48	50,000	39,826
Phillips 66 Co. 3.9% 3/15/28	94,000	90,857
Shell International Finance BV 4.375% 5/11/45	33,000	33,965
Spectra Energy Partners LP 3.375% 10/15/26	158,000	147,870
Suncor Energy, Inc. 4% 11/15/47	19,000	16,983
TransCanada PipeLines Ltd. 4.25% 5/15/28	101,000	100,084
Valero Energy Corp. 4.35% 6/1/28	20,000	19,825
Williams Partners LP:
3.75% 6/15/27	35,000	33,184
4.85% 3/1/48	83,000	75,568
		2,106,739

TOTAL ENERGY		2,133,145

FINANCIALS - 8.0%
Banks - 4.8%
Bank of America Corp.:
3.5% 4/19/26	122,000	117,502
3.55% 3/5/24 (b)	113,000	111,627
3.946% 1/23/49 (b)	23,000	20,516
3.97% 3/5/29 (b)	125,000	121,577
4.271% 7/23/29 (b)	80,000	79,673
Barclays Bank PLC 2.65% 1/11/21	200,000	195,819
Barclays PLC 3.2% 8/10/21	400,000	388,738
Citigroup, Inc.:
3 month U.S. LIBOR + 1.023% 4.044% 6/1/24 (b)(c)	134,000	134,513
3 month U.S. LIBOR + 1.151% 3.52% 10/27/28 (b)(c)	95,000	88,648
3.142% 1/24/23 (b)	100,000	98,221
4.65% 7/23/48	28,000	27,403
Citizens Financial Group, Inc. 4.3% 12/3/25	78,000	77,013
Credit Suisse Group Funding Guernsey Ltd. 2.75% 3/26/20	250,000	247,271
HSBC Holdings PLC:
2.95% 5/25/21	200,000	197,180
4.292% 9/12/26 (b)	200,000	197,507
Japan Bank International Cooperation 3.125% 7/20/21	200,000	201,563
JPMorgan Chase & Co.:
2.7% 5/18/23	111,000	106,612
2.95% 10/1/26	224,000	206,981
4.005% 4/23/29 (b)	43,000	42,290
4.203% 7/23/29 (b)	30,000	29,927
4.95% 6/1/45	65,000	66,005
Lloyds Bank PLC 3.3% 5/7/21	200,000	199,386
Mitsubishi UFJ Financial Group, Inc. 3.777% 3/2/25	84,000	83,963
Oesterreichische Kontrollbank 2.875% 9/7/21	50,000	50,260
Rabobank Nederland New York Branch 3.125% 4/26/21	250,000	249,076
Royal Bank of Canada 4.65% 1/27/26	55,000	56,644
Royal Bank of Scotland Group PLC 3.875% 9/12/23	220,000	210,898
Santander Holdings U.S.A., Inc. 4.5% 7/17/25	82,000	81,224
Sumitomo Mitsui Financial Group, Inc.:
2.934% 3/9/21	189,000	187,004
3.936% 10/16/23	80,000	81,401
The Toronto-Dominion Bank 3.5% 7/19/23	100,000	100,682
Wells Fargo & Co.:
2.625% 7/22/22	75,000	72,316
3.584% 5/22/28 (b)	82,000	78,770
4.75% 12/7/46	77,000	74,239
Westpac Banking Corp. 3.65% 5/15/23	130,000	130,774
		4,413,223
Capital Markets - 1.1%
Bank New York Mellon Corp. 3.85% 4/28/28	27,000	27,243
BlackRock, Inc. 3.375% 6/1/22	37,000	37,274
Brighthouse Financial, Inc. 4.7% 6/22/47	28,000	20,872
Deutsche Bank AG New York Branch 3.95% 2/27/23	200,000	188,819
Goldman Sachs Group, Inc.:
3.2% 2/23/23	200,000	193,982
3.85% 1/26/27	55,000	51,763
4.223% 5/1/29 (b)	60,000	57,778
4.75% 10/21/45	28,000	26,732
IntercontinentalExchange, Inc.:
2.35% 9/15/22	34,000	32,871
3.75% 9/21/28	50,000	49,839
Morgan Stanley:
3 month U.S. LIBOR + 1.431% 4.457% 4/22/39 (b)(c)	90,000	87,235
3.125% 1/23/23	210,000	204,996
4.375% 1/22/47	38,000	36,015
		1,015,419
Consumer Finance - 0.6%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust 4.125% 7/3/23	150,000	145,841
American Express Credit Corp. 3.3% 5/3/27	30,000	29,193
Capital One Financial Corp.:
3.2% 1/30/23	176,000	171,260
3.8% 1/31/28	91,000	84,148
Toyota Motor Credit Corp. 2.25% 10/18/23	113,000	107,034
		537,476
Diversified Financial Services - 1.1%
Berkshire Hathaway, Inc. 4.5% 2/11/43	33,000	34,333
BP Capital Markets America, Inc.:
2.52% 9/19/22	128,000	123,777
3.216% 11/28/23	94,000	92,637
Broadcom Corp./Broadcom Cayman LP 3.125% 1/15/25	82,000	74,058
Cigna Corp.:
4.125% 11/15/25 (a)	25,000	24,976
4.375% 10/15/28 (a)	30,000	30,186
4.8% 8/15/38 (a)	30,000	29,748
4.9% 12/15/48 (a)	30,000	29,392
Export Development Canada 2.75% 3/15/23	145,000	145,261
KfW:
2.375% 12/29/22	396,000	391,999
2.875% 4/3/28	14,000	14,055
		990,422
Insurance - 0.4%
ACE INA Holdings, Inc. 2.3% 11/3/20	210,000	206,998
American International Group, Inc.:
4.5% 7/16/44	25,000	22,323
4.75% 4/1/48	50,000	45,817
Marsh & McLennan Companies, Inc. 4.2% 3/1/48	40,000	36,382
MetLife, Inc. 4.05% 3/1/45	18,000	16,685
Prudential Financial, Inc.:
3.878% 3/27/28	35,000	35,194
3.935% 12/7/49	38,000	34,022
The Travelers Companies, Inc. 4% 5/30/47	32,000	30,761
		428,182

TOTAL FINANCIALS		7,384,722

HEALTH CARE - 2.3%
Biotechnology - 0.3%
AbbVie, Inc.:
4.3% 5/14/36	40,000	35,724
4.875% 11/14/48	30,000	28,027
Amgen, Inc.:
3.2% 11/2/27	56,000	52,638
4.4% 5/1/45	32,000	30,005
Celgene Corp.:
3.9% 2/20/28	45,000	42,234
4.55% 2/20/48	53,000	45,991
Gilead Sciences, Inc. 4% 9/1/36	40,000	36,504
		271,123
Health Care Equipment & Supplies - 0.1%
Abbott Laboratories 4.9% 11/30/46	20,000	21,023
Becton, Dickinson & Co. 4.669% 6/6/47	20,000	18,837
Boston Scientific Corp. 4% 3/1/28	50,000	48,560
Medtronic, Inc. 4.625% 3/15/45	28,000	29,396
		117,816
Health Care Providers & Services - 0.9%
Aetna, Inc. 2.8% 6/15/23	110,000	104,604
Anthem, Inc. 3.35% 12/1/24	89,000	86,696
Cardinal Health, Inc. 3.41% 6/15/27	67,000	60,908
Cigna Corp. 3.75% 7/15/23 (a)	30,000	29,898
CVS Health Corp.:
4.3% 3/25/28	94,000	92,044
5.05% 3/25/48	131,000	127,581
Express Scripts Holding Co.:
4.5% 2/25/26	74,000	75,036
4.8% 7/15/46	46,000	44,157
Kaiser Foundation Hospitals 4.15% 5/1/47	30,000	29,673
UnitedHealth Group, Inc.:
3.5% 6/15/23	182,000	183,558
3.75% 10/15/47	30,000	27,496
		861,651
Life Sciences Tools & Services - 0.1%
Thermo Fisher Scientific, Inc. 3.2% 8/15/27	82,000	76,252
Pharmaceuticals - 0.9%
Actavis Funding SCS 3.8% 3/15/25	61,000	59,575
AstraZeneca PLC 4.375% 11/16/45	45,000	42,639
Johnson & Johnson 3.4% 1/15/38	36,000	33,550
Merck & Co., Inc. 3.7% 2/10/45	45,000	43,282
Mylan NV 4.55% 4/15/28 (a)	20,000	18,651
Novartis Capital Corp. 4% 11/20/45	35,000	35,139
Pfizer, Inc.:
3.2% 9/15/23	200,000	200,776
4% 12/15/36	36,000	35,888
Shire Acquisitions Investments Ireland DAC 3.2% 9/23/26	110,000	99,594
Zoetis, Inc. 3.45% 11/13/20	206,000	206,530
		775,624

TOTAL HEALTH CARE		2,102,466

INDUSTRIALS - 1.7%
Aerospace & Defense - 0.5%
General Dynamics Corp. 3.375% 5/15/23	81,000	81,556
Lockheed Martin Corp. 4.7% 5/15/46	28,000	29,245
Northrop Grumman Corp.:
3.25% 1/15/28	80,000	74,798
4.03% 10/15/47	56,000	51,006
United Technologies Corp.:
3.65% 8/16/23	120,000	119,522
4.05% 5/4/47	18,000	15,996
4.125% 11/16/28	70,000	69,508
		441,631
Air Freight & Logistics - 0.1%
FedEx Corp. 4.05% 2/15/48	35,000	29,359
United Parcel Service, Inc. 2.8% 11/15/24	88,000	84,383
		113,742
Commercial Services & Supplies - 0.0%
Republic Services, Inc. 3.95% 5/15/28	28,000	28,035
Electrical Equipment - 0.2%
Eaton Corp. 2.75% 11/2/22	133,000	129,348
Industrial Conglomerates - 0.2%
General Electric Co. 4.5% 3/11/44	105,000	85,740
Honeywell International, Inc. 3.812% 11/21/47	20,000	19,015
Roper Technologies, Inc. 2.8% 12/15/21	108,000	105,800
		210,555
Machinery - 0.3%
Caterpillar Financial Services Corp. 3.45% 5/15/23	182,000	183,013
John Deere Capital Corp. 2.8% 3/6/23	64,000	62,570
		245,583
Professional Services - 0.1%
Thomson Reuters Corp. 3.35% 5/15/26	76,000	70,552
Road & Rail - 0.2%
Burlington Northern Santa Fe LLC 4.05% 6/15/48	57,000	55,014
CSX Corp. 4.75% 11/15/48	70,000	71,003
Norfolk Southern Corp. 4.15% 2/28/48	38,000	35,509
Union Pacific Corp. 3.6% 9/15/37	38,000	34,001
		195,527
Trading Companies & Distributors - 0.1%
Air Lease Corp.:
3.25% 3/1/25	88,000	81,042
3.875% 7/3/23	26,000	25,588
		106,630

TOTAL INDUSTRIALS		1,541,603

INFORMATION TECHNOLOGY - 1.3%
Communications Equipment - 0.1%
Cisco Systems, Inc. 2.2% 9/20/23	130,000	124,483
Electronic Equipment & Components - 0.2%
Corning, Inc. 5.35% 11/15/48	10,000	10,158
Diamond 1 Finance Corp./Diamond 2 Finance Corp.:
5.45% 6/15/23 (a)	110,000	111,934
8.35% 7/15/46 (a)	74,000	80,206
		202,298
IT Services - 0.2%
IBM Corp. 2.5% 1/27/22	104,000	101,252
Visa, Inc. 4.15% 12/14/35	38,000	39,342
		140,594
Semiconductors & Semiconductor Equipment - 0.1%
Applied Materials, Inc. 4.35% 4/1/47	28,000	27,483
Intel Corp. 3.734% 12/8/47	30,000	27,767
		55,250
Software - 0.4%
Microsoft Corp.:
3.3% 2/6/27	115,000	113,971
4.1% 2/6/37	63,000	64,770
4.25% 2/6/47	34,000	35,744
Oracle Corp.:
3.25% 11/15/27	96,000	92,646
3.8% 11/15/37	50,000	46,813
4% 11/15/47	57,000	53,120
		407,064
Technology Hardware, Storage & Peripherals - 0.3%
Apple, Inc.:
2.4% 5/3/23	156,000	150,832
3% 11/13/27	96,000	91,285
3.75% 11/13/47	57,000	52,736
		294,853

TOTAL INFORMATION TECHNOLOGY		1,224,542

MATERIALS - 0.7%
Chemicals - 0.5%
DowDuPont, Inc.:
4.205% 11/15/23	30,000	30,675
4.725% 11/15/28	35,000	36,299
Eastman Chemical Co. 4.5% 12/1/28	74,000	73,483
LYB International Finance II BV 3.5% 3/2/27	166,000	151,196
Sherwin-Williams Co. 4.5% 6/1/47	50,000	45,149
The Dow Chemical Co. 3.5% 10/1/24	64,000	61,751
The Mosaic Co. 4.05% 11/15/27	90,000	85,408
		483,961
Containers & Packaging - 0.1%
International Paper Co. 3% 2/15/27	51,000	46,450
Metals & Mining - 0.1%
BHP Billiton Financial (U.S.A.) Ltd. 5% 9/30/43	36,000	39,227
Southern Copper Corp. 5.875% 4/23/45	30,000	30,686
Vale Overseas Ltd. 6.25% 8/10/26	50,000	54,000
		123,913

TOTAL MATERIALS		654,324

REAL ESTATE - 0.5%
Equity Real Estate Investment Trusts (REITs) - 0.3%
American Tower Corp. 3.6% 1/15/28	32,000	29,916
AvalonBay Communities, Inc. 3.2% 1/15/28	63,000	59,787
ERP Operating LP 3.5% 3/1/28	61,000	59,343
Simon Property Group LP 3.375% 12/1/27	36,000	34,472
Ventas Realty LP 4.4% 1/15/29	40,000	39,825
Welltower, Inc. 4.95% 9/1/48	76,000	75,348
		298,691
Real Estate Management & Development - 0.2%
Ventas Realty LP/Ventas Capital Corp. 3.25% 8/15/22	161,000	159,089

TOTAL REAL ESTATE		457,780

UTILITIES - 1.8%
Electric Utilities - 1.1%
Appalachian Power Co. 4.45% 6/1/45	18,000	17,567
Commonwealth Edison Co. 4% 3/1/48	42,000	40,570
Duke Energy Carolinas LLC:
3.05% 3/15/23	150,000	148,679
3.95% 3/15/48	31,000	29,720
Duke Energy Corp. 3.15% 8/15/27	84,000	78,588
Entergy Corp. 4% 7/15/22	130,000	131,135
Eversource Energy 3.3% 1/15/28	62,000	58,839
FirstEnergy Corp. 4.85% 7/15/47	40,000	40,078
Florida Power & Light Co. 4.125% 6/1/48	26,000	26,105
MidAmerican Energy Co. 3.65% 8/1/48	30,000	27,656
PPL Capital Funding, Inc. 4% 9/15/47	20,000	17,849
Public Service Co. of Colorado 3.7% 6/15/28	87,000	88,115
Public Service Electric & Gas Co. 3.6% 12/1/47	44,000	40,186
Puget Sound Energy, Inc. 4.223% 6/15/48	45,000	45,069
Southern Co. 3.25% 7/1/26	112,000	104,970
Tampa Electric Co. 4.45% 6/15/49	50,000	48,815
Virginia Electric & Power Co. 3.8% 9/15/47	50,000	46,040
		989,981
Multi-Utilities - 0.7%
Berkshire Hathaway Energy Co. 4.45% 1/15/49 (a)	54,000	53,482
CenterPoint Energy, Inc. 2.5% 9/1/22	44,000	42,080
Consolidated Edison Co. of New York, Inc. 4.65% 12/1/48	50,000	51,994
Consolidated Edison, Inc. 2% 5/15/21	176,000	170,739
Dominion Resources, Inc. 4.7% 12/1/44	26,000	25,940
DTE Energy Co. 3.7% 8/1/23	46,000	45,675
NiSource Finance Corp.:
2.65% 11/17/22	74,000	70,842
3.49% 5/15/27	50,000	47,739
3.95% 3/30/48	46,000	40,964
Sempra Energy 3.8% 2/1/38	86,000	73,913
		623,368

TOTAL UTILITIES		1,613,349

TOTAL NONCONVERTIBLE BONDS
(Cost $21,199,406)		20,861,422

U.S. Government and Government Agency Obligations - 45.2%
U.S. Government Agency Obligations - 1.8%
Fannie Mae:
2.125% 4/24/26	$170,000	$162,010
2.375% 1/19/23	200,000	198,492
Federal Home Loan Bank:
1.875% 11/29/21	285,000	279,842
3% 10/12/21	100,000	101,271
Freddie Mac:
1.875% 11/17/20	157,000	155,014
2.75% 6/19/23	700,000	704,373
Tennessee Valley Authority 4.25% 9/15/65	30,000	34,198

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		1,635,200

U.S. Treasury Obligations - 43.4%
U.S. Treasury Bonds:
2.5% 2/15/45	216,000	196,118
2.5% 2/15/46	106,000	95,877
2.75% 8/15/42	155,000	148,639
2.75% 11/15/42	494,000	473,173
2.75% 11/15/47	107,000	101,426
2.875% 8/15/45	68,000	66,352
3% 11/15/44	227,000	227,065
3% 5/15/45	140,000	139,985
3% 11/15/45	103,000	102,973
3% 2/15/47	49,000	48,949
3% 5/15/47	28,000	27,929
3% 2/15/48	20,000	19,928
3% 8/15/48	142,000	141,573
3.125% 11/15/41	44,000	45,126
3.125% 2/15/42	65,000	66,652
3.125% 2/15/43	45,000	45,982
3.125% 8/15/44	93,000	95,107
3.125% 5/15/48	16,000	16,332
3.375% 5/15/44	175,000	186,718
3.375% 11/15/48	82,000	87,836
3.5% 2/15/39	150,000	164,292
3.625% 8/15/43	415,000	460,161
3.625% 2/15/44	1,329,000	1,474,734
3.75% 8/15/41	410,000	463,275
3.75% 11/15/43	1,485,000	1,680,063
3.875% 8/15/40	52,000	59,803
4.375% 2/15/38	84,000	103,017
4.375% 11/15/39	67,000	82,258
4.5% 2/15/36	56,000	69,083
4.5% 5/15/38	92,000	114,652
4.5% 8/15/39	31,000	38,684
4.75% 2/15/41	177,000	229,067
5.5% 8/15/28	4,000	4,945
7.125% 2/15/23	175,000	206,336
7.25% 8/15/22	637,000	740,918
8.125% 8/15/19	825,000	852,038
8.75% 8/15/20	445,000	488,179
U.S. Treasury Notes:
1% 10/15/19	333,000	328,798
1.125% 2/28/21	202,000	196,130
1.25% 3/31/21	52,000	50,609
1.375% 9/30/19	288,000	285,334
1.375% 4/30/20	24,000	23,629
1.375% 9/30/20	10,000	9,802
1.375% 10/31/20	380,000	372,220
1.375% 4/30/21	301,000	293,518
1.5% 10/31/19	34,000	33,682
1.5% 8/15/26	291,000	268,626
1.625% 10/15/20	830,000	816,939
1.625% 8/31/22	562,000	545,148
1.625% 2/15/26	261,000	244,453
1.625% 5/15/26	1,298,000	1,212,835
1.75% 11/15/20	311,000	306,597
1.75% 2/28/22	539,000	527,237
1.75% 6/30/22	336,000	327,862
1.875% 12/15/20	237,000	234,129
1.875% 5/31/22	115,000	112,735
1.875% 7/31/22	970,000	949,887
1.875% 9/30/22	358,000	350,219
2% 1/15/21	216,000	213,779
2% 2/28/21	453,000	448,205
2% 12/31/21	176,000	173,587
2% 10/31/22	48,000	47,150
2% 5/31/24	26,000	25,297
2% 2/15/25	367,000	355,055
2% 8/15/25	50,000	48,220
2% 11/15/26	908,000	867,372
2.125% 6/30/22	682,000	673,901
2.125% 12/31/22	19,000	18,733
2.125% 5/15/25	46,000	44,775
2.25% 2/29/20	677,000	674,262
2.25% 3/31/20	676,000	673,204
2.25% 10/31/24	279,000	274,366
2.25% 12/31/24	160,000	157,217
2.25% 2/15/27	630,000	612,196
2.25% 8/15/27	122,000	118,158
2.25% 11/15/27	14,000	13,534
2.375% 4/30/20	954,000	951,420
2.375% 3/15/21	379,000	377,921
2.375% 4/15/21	1,199,000	1,195,788
2.375% 1/31/23	57,000	56,739
2.375% 5/15/27	46,000	45,071
2.5% 5/31/20	431,000	430,585
2.5% 6/30/20	312,000	311,731
2.5% 8/15/23	57,000	56,981
2.5% 1/31/25	238,000	237,103
2.625% 7/31/20	194,000	194,216
2.625% 8/31/20	356,000	356,430
2.625% 5/15/21	775,000	777,352
2.625% 6/15/21	503,000	504,593
2.625% 7/15/21	71,000	71,242
2.625% 2/28/23	492,000	494,514
2.625% 6/30/23	882,000	886,577
2.75% 11/30/20	1,034,000	1,038,490
2.75% 8/15/21	295,000	296,957
2.75% 9/15/21	2,000	2,014
2.75% 4/30/23	1,289,000	1,302,259
2.75% 5/31/23	18,000	18,196
2.75% 7/31/23	288,000	291,066
2.75% 8/31/23	726,000	734,119
2.75% 6/30/25	255,000	257,644
2.75% 2/15/28	289,000	290,706
2.875% 10/31/20	712,000	716,333
2.875% 10/15/21	575,000	581,014
2.875% 11/15/21	380,000	384,205
2.875% 10/31/23	1,547,000	1,572,666
2.875% 11/30/23	440,000	447,639
2.875% 11/30/25	371,000	377,825
2.875% 5/15/28	7,000	7,113
2.875% 8/15/28	15,000	15,243
3% 9/30/25	237,000	243,177
3% 10/31/25	212,000	217,582
3.125% 11/15/28	282,000	292,703
3.375% 11/15/19	629,000	632,784
3.625% 2/15/20	795,000	803,620

TOTAL U.S. TREASURY OBLIGATIONS		39,966,263

TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $41,171,486)		41,601,463

U.S. Government Agency - Mortgage Securities - 28.6%
Fannie Mae - 16.0%
2.5% 7/1/31 to 4/1/47	1,347,293	1,312,117
2.5% 1/1/34 (d)	100,000	97,731
2.5% 1/1/49 (d)	100,000	94,656
3% 4/1/32 to 2/1/48	3,398,033	3,343,900
3% 1/1/34 (d)	100,000	99,817
3% 1/1/49 (d)	200,000	195,142
3% 1/1/49 (d)	200,000	195,142
3.5% 9/1/32 to 1/1/49	3,376,458	3,397,225
3.5% 1/1/49 (d)	300,000	299,885
3.5% 1/1/49 (d)	200,000	199,924
4% 11/1/43 to 10/1/48	2,433,499	2,490,807
4% 1/1/49 (d)	200,000	203,868
4% 1/1/49 (d)	200,000	203,868
4.5% 7/1/47 to 7/1/48	1,163,673	1,206,103
4.5% 1/1/49 (d)	100,000	103,521
4.5% 1/1/49 (d)	200,000	207,041
5% 11/1/25 to 5/1/29	186,033	195,090
5% 1/1/49 (d)	200,000	209,443
5% 1/1/49 (d)	100,000	104,722
5.5% 7/1/23 to 12/1/48	543,012	576,301

TOTAL FANNIE MAE		14,736,303

Freddie Mac - 4.2%
3% 10/1/43 to 1/1/48	836,931	819,397
3% 8/1/47	118,465	115,615
3.5% 2/1/48 to 3/1/48	1,374,751	1,374,602
4% 6/1/46 to 10/1/48	1,086,786	1,109,651
4% 1/1/49 (d)	200,000	203,829
4.5% 9/1/48	100,000	103,556
5% 4/1/48	90,054	94,352

TOTAL FREDDIE MAC		3,821,002

Ginnie Mae - 8.4%
2.5% 1/1/49 (d)	100,000	95,658
3% 11/20/47 to 8/20/48	1,657,901	1,633,806
3% 1/1/49 (d)	100,000	98,488
3% 2/1/49 (d)	100,000	98,441
3.5% 6/20/47 to 12/20/48	2,534,248	2,553,537
3.5% 1/1/49 (d)	100,000	100,685
3.5% 1/1/49 (d)	100,000	100,685
4% 11/20/47 to 11/20/48	1,350,513	1,384,339
4% 1/1/49 (d)	50,000	51,201
4% 1/1/49 (d)	50,000	51,201
4% 1/1/49 (d)	100,000	102,403
4% 1/1/49 (d)	100,000	102,403
4.5% 1/20/47 to 8/20/48	485,096	502,411
4.5% 1/1/49 (d)	100,000	103,426
4.5% 1/1/49 (d)	100,000	103,426
4.5% 1/1/49 (d)	100,000	103,426
4.5% 2/1/49 (d)	100,000	103,332
4.5% 2/1/49 (d)	100,000	103,332
5% 11/20/47 to 3/20/48	169,650	177,246
5% 1/1/49 (d)	100,000	104,017
5.5% 9/20/47	91,975	98,565

TOTAL GINNIE MAE		7,772,028

TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES
(Cost $26,076,412)		26,329,333

Asset-Backed Securities - 0.2%
CarMax Auto Owner Trust Series 2018-3 Class A3, 3.13% 6/15/23	$30,000	$30,115
Citibank Credit Card Issuance Trust Series 2018-A6 Class A6, 3.21% 12/7/24	100,000	101,023
Ford Credit Floorplan Master Owner Trust Series 2018-4 Class A, 4.06% 11/15/30	30,000	29,982
TOTAL ASSET-BACKED SECURITIES
(Cost $159,962)		161,120

Commercial Mortgage Securities - 1.2%
Citigroup Commercial Mortgage Trust sequential payer:
Series 2015-GC29 Class A4, 3.192% 4/10/48	80,000	78,574
Series 2016-C1 Class A4, 3.209% 5/10/49	90,000	88,366
COMM Mortgage Trust sequential payer Series 2013-CR13 Class A3, 3.928% 11/10/46	50,000	51,403
Freddie Mac:
sequential payer:
Series K057 Class A2, 2.57% 7/25/26	159,400	152,991
Series K080 Class A2, 3.926% 7/25/28	80,000	83,605
Series K068 Class A2, 3.244% 8/25/27	130,000	129,447
Series K079 Class A2, 3.926% 6/25/28	20,000	20,898
GS Mortgage Securities Trust sequential payer Series 2014-GC26 Class A4, 3.364% 11/10/47	110,000	110,211
JPMBB Commercial Mortgage Securities Trust:
sequential payer Series 2014-C21 Class A5, 3.7748% 8/15/47	150,000	152,318
Series 2014-C24 Class A5, 3.6385% 11/15/47	150,000	151,268
Wells Fargo Commercial Mortgage Trust Series 2018-C48 Class A5, 4.302% 1/15/52	123,000	128,118
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $1,138,668)		1,147,199

Municipal Securities - 0.2%
American Muni. Pwr., Inc. Rev. (Combined Hydroelectric Proj.) Series 2010 B, 7.834% 2/15/41	55,000	80,602
California Gen. Oblig. Series 2009, 7.55% 4/1/39	25,000	35,814
New York Metropolitan Trans. Auth. Rev. Series 2010 A, 6.668% 11/15/39	60,000	78,142
TOTAL MUNICIPAL SECURITIES
(Cost $190,085)		194,558

Foreign Government and Government Agency Obligations - 1.4%
Alberta Province 3.3% 3/15/28	$75,000	$75,704
Canadian Government 2% 11/15/22	120,000	117,246
Colombian Republic 11.75% 2/25/20	260,000	284,960
Ontario Province 2.5% 4/27/26	115,000	110,889
Philippine Republic 3% 2/1/28	200,000	189,238
Polish Government 3.25% 4/6/26	73,000	71,468
Province of Quebec:
2.375% 1/31/22	25,000	24,694
2.75% 4/12/27	95,000	92,432
United Mexican States:
3.75% 1/11/28	200,000	187,202
4% 10/2/23	160,000	159,254
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $1,300,741)		1,313,087

Supranational Obligations - 0.8%
Asian Development Bank 2.75% 3/17/23	200,000	200,639
European Investment Bank 2.875% 8/15/23	260,000	261,921
Inter-American Development Bank 4.375% 1/24/44	39,000	46,164
International Bank for Reconstruction & Development:
1.75% 4/19/23	55,000	53,059
2.5% 11/22/27	92,000	89,669
International Finance Corp. 2.875% 7/31/23	112,000	112,914
TOTAL SUPRANATIONAL OBLIGATIONS
(Cost $756,218)		764,366

Bank Notes - 0.3%
PNC Bank NA 2.15% 4/29/21
(Cost $244,010)	250,000	243,563
	Shares	Value

Money Market Funds - 2.6%
Fidelity Cash Central Fund, 2.42% (e)
(Cost $2,374,455)	2,374,010	2,374,485
TOTAL INVESTMENT IN SECURITIES - 103.2%
(Cost $94,611,443)		94,990,596
NET OTHER ASSETS (LIABILITIES) - (3.2)%		(2,951,441)
NET ASSETS - 100%		$92,039,155

TBA Sale Commitments
	Principal Amount	Value
Fannie Mae
4% 1/1/49	$(200,000)	$(203,868)
Ginnie Mae
3% 1/1/49	(100,000)	(98,488)
4.5% 1/1/49	(100,000)	(103,426)
4.5% 1/1/49	(100,000)	(103,426)

TOTAL GINNIE MAE		(305,340)

TOTAL TBA SALE COMMITMENTS
(Proceeds $506,180)		$(509,208)

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $444,223 or 0.5% of net assets.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (d) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$49,927
Total	$49,927

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Corporate Bonds	$20,861,422	$--	$20,861,422	$--
U.S. Government and Government Agency Obligations	41,601,463	--	41,601,463	--
U.S. Government Agency - Mortgage Securities	26,329,333	--	26,329,333	--
Asset-Backed Securities	161,120	--	161,120	--
Commercial Mortgage Securities	1,147,199	--	1,147,199	--
Municipal Securities	194,558	--	194,558	--
Foreign Government and Government Agency Obligations	1,313,087	--	1,313,087	--
Supranational Obligations	764,366	--	764,366	--
Bank Notes	243,563	--	243,563	--
Money Market Funds	2,374,485	2,374,485	--	--
Total Investments in Securities:	$94,990,596	$2,374,485	$92,616,111	$--
Other Financial Instruments:
TBA Sale Commitments	$(509,208)	$--	$(509,208)	$--
Total Other Financial Instruments:	$(509,208)	$--	$(509,208)	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2018
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $92,236,988)	$92,616,111
Fidelity Central Funds (cost $2,374,455)	2,374,485
Total Investment in Securities (cost $94,611,443)		$94,990,596
Cash		52,359
Receivable for investments sold		227,898
Receivable for TBA sale commitments		506,180
Receivable for fund shares sold		58,700
Interest receivable		599,115
Distributions receivable from Fidelity Central Funds		4,531
Total assets		96,439,379
Liabilities
Payable for investments purchased
Regular delivery	$52,489
Delayed delivery	3,828,209
TBA sale commitments, at value	509,208
Accrued management fee	6,499
Distribution and service plan fees payable	209
Other affiliated payables	3,610
Total liabilities		4,400,224
Net Assets		$92,039,155
Net Assets consist of:
Paid in capital		$91,706,675
Total distributable earnings (loss)		332,480
Net Assets		$92,039,155
Net Asset Value and Maximum Offering Price
Initial Class:
Net Asset Value, offering price and redemption price per share ($91,033,030 ÷ 9,048,688 shares)		$10.06
Service Class 2:
Net Asset Value, offering price and redemption price per share ($1,006,125 ÷ 100,000 shares)		$10.06

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		For the period April 19, 2018 (commencement of operations) to December 31, 2018
Investment Income
Interest		$1,222,402
Income from Fidelity Central Funds		49,927
Total income		1,272,329
Expenses
Management fee	$36,128
Transfer agent fees	20,071
Distribution and service plan fees	1,746
Independent trustees' fees and expenses	157
Total expenses before reductions	58,102
Expense reductions	(1,850)
Total expenses after reductions		56,252
Net investment income (loss)		1,216,077
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(141,290)
Fidelity Central Funds	(286)
Total net realized gain (loss)		(141,576)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	379,123
Fidelity Central Funds	30
Delayed delivery commitments	(3,028)
Total change in net unrealized appreciation (depreciation)		376,125
Net gain (loss)		234,549
Net increase (decrease) in net assets resulting from operations		$1,450,626

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

For the period April 19, 2018 (commencement of operations) to December 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,216,077
Net realized gain (loss)	(141,576)
Change in net unrealized appreciation (depreciation)	376,125
Net increase (decrease) in net assets resulting from operations	1,450,626
Distributions to shareholders	(1,131,546)
Total distributions	(1,131,546)
Share transactions - net increase (decrease)	91,720,075
Total increase (decrease) in net assets	92,039,155
Net Assets
Beginning of period	–
End of period	$92,039,155

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

VIP Bond Index Portfolio Initial Class

Years ended December 31,	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss)B	.212
Net realized and unrealized gain (loss)	(.022)C
Total from investment operations	.190
Distributions from net investment income	(.130)
Net asset value, end of period	$10.06
Total ReturnD,E,F	1.90%
Ratios to Average Net AssetsG,H
Expenses before reductions	.14%I
Expenses net of fee waivers, if any	.14%I
Expenses net of all reductions	.13%I
Net investment income (loss)	3.01%I
Supplemental Data
Net assets, end of period (000 omitted)	$91,033
Portfolio turnover rateJ	168%I

 A For the period April 19, 2018 (commencement of operations) to December 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 D Total returns for periods of less than one year are not annualized.

 E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

VIP Bond Index Portfolio Service Class 2

Years ended December 31,	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss)B	.195
Net realized and unrealized gain (loss)	(.023)C
Total from investment operations	.172
Distributions from net investment income	(.112)
Net asset value, end of period	$10.06
Total ReturnD,E,F	1.72%
Ratios to Average Net AssetsG,H
Expenses before reductions	.39%I
Expenses net of fee waivers, if any	.39%I
Expenses net of all reductions	.38%I
Net investment income (loss)	2.76%I
Supplemental Data
Net assets, end of period (000 omitted)	$1,006
Portfolio turnover rateJ	168%I

 A For the period April 19, 2018 (commencement of operations) to December 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 D Total returns for periods of less than one year are not annualized.

 E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2018

1. Organization.

VIP Bond Index Portfolio (the Fund) is a fund of Variable Insurance Products Fund V (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares and Service Class 2 shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank notes, foreign government and government agency obligations, municipal securities, supranational obligations and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, commercial mortgage securities and U.S. government agency mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2018 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$849,986
Gross unrealized depreciation	(394,726)
Net unrealized appreciation (depreciation)	$455,260
Tax Cost	$94,532,308

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(122,780)
Net unrealized appreciation (depreciation) on securities and other investments	$455,260

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(122,780)
Long-term	-
Total no expiration	$(122,780)
Total capital loss carryforward	$(122,780)

The tax character of distributions paid was as follows:

December 31, 2018(a)
Ordinary Income	$1,131,546
Long-term Capital Gains	-
Total	$1,131,546

 (a) For the period April 19, 2018 (commencement of operations) to December 31, 2018.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

To-Be-Announced (TBA) Securities and Mortgage Dollar Rolls. During the period, the Fund transacted in TBA securities that involved buying or selling mortgage-backed securities (MBS) on a forward commitment basis. A TBA transaction typically does not designate the actual security to be delivered and only includes an approximate principal amount; however delivered securities must meet specified terms defined by industry guidelines, including issuer, rate and current principal amount outstanding on underlying mortgage pools. The Fund may enter into a TBA transaction with the intent to take possession of or deliver the underlying MBS, or the Fund may elect to extend the settlement by entering into either a mortgage or reverse mortgage dollar roll. Mortgage dollar rolls are transactions where a fund sells TBA securities and simultaneously agrees to repurchase MBS on a later date at a lower price and with the same counterparty. Reverse mortgage dollar rolls involve the purchase and simultaneous agreement to sell TBA securities on a later date at a lower price. Transactions in mortgage dollar rolls and reverse mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to the Fund's portfolio turnover rate.

Purchases and sales of TBA securities involve risks similar to those discussed above for delayed delivery and when-issued securities. Also, if the counterparty in a mortgage dollar roll or a reverse mortgage dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's right to repurchase or sell securities may be limited. Additionally, when a fund sells TBA securities without already owning or having the right to obtain the deliverable securities (an uncovered forward commitment to sell), it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold them. A fund may be unable to purchase the deliverable securities if the corresponding market is illiquid.

TBA securities subject to a forward commitment to sell at period end are included at the end of the Fund's Schedule of Investments under the caption "TBA Sale Commitments." The proceeds and value of these commitments are reflected in the Fund's Statement of Assets and Liabilities as Receivable for TBA sale commitments and TBA sale commitments, at value, respectively.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $24,929,731 and $337,667, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee and Expense Contract. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is based on an annual rate of .09% of the Fund's average net assets. Under the management contract, the investment adviser pays all other fund-level expenses, except the compensation of the independent Trustees and certain other expenses such as interest expense, including commitment fees.

In addition, under the expense contract, the investment adviser pays class-level expenses as necessary so that the total expenses do not exceed certain amounts of each class' average net assets on an annual basis with certain exceptions, as noted in the following table:

Initial Class	.14%
Service Class 2.39%

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of.25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services, were as follows:

Service Class 2	$1,746

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing, and shareholder servicing agent for each class. FIIOC receives asset-based fees of .07% of each class's average net assets for transfer agent services, typesetting, and printing and mailing of shareholder reports, excluding mailing of proxy statements. Under the expense contract, each class pays a portion of the transfer agent fees equal to an annual rate of .05% of class-level average net assets. For the period, transfer agent fees for each class were as follows:

Initial Class	$ 19,722
Service Class 2	349
$ 20,071

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $1,850.

7. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Year ended December 31, 2018(a)
Distributions to shareholders
Initial Class	$1,120,346
Service Class 2	11,200
Total	$1,131,546

 (a) For the period April 19, 2018 (commencement of operations) to December 31, 2018.

8. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Dollars
	Year ended December 31, 2018(a)	Year ended December 31, 2018(a)
Initial Class
Shares sold	9,085,681	$91,081,846
Reinvestment of distributions	80,513	808,346
Shares redeemed	(117,506)	(1,170,117)
Net increase (decrease)	9,048,688	$90,720,075
Service Class 2
Shares sold	100,000	$1,000,000
Net increase (decrease)	100,000	$1,000,000

 (a) For the period April 19, 2018 (commencement of operations) to December 31, 2018.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of approximately 99% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund V and Shareholders of VIP Bond Index Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of VIP Bond Index Portfolio (the "Fund"), a fund of Variable Insurance Products Fund V, including the schedule of investments, as of December 31, 2018, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period from April 19, 2018 (commencement of operations) to December 31, 2018, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, and the results of its operations, the changes in its net assets and the financial highlights for the period from April 19, 2018 (commencement of operations) to December 31, 2018, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 14, 2019

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 260 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). She is the President of First to Four LLC (leadership and mentoring services, 2012-present). She also serves as a member of the Board of Directors and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor, and aerospace systems, 2013-present), Board of Directors and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and Board of Directors of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a Member of the Advisory Board of certain Fidelity® funds (2018), a member of the Board of Directors and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board of Directors, Chair of the Nomination and Governance Committee and member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Board of Directors of the Army Historical Foundation (2015-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present) and a member of the Board of Trustees of Florida Institute of Technology (2015-present) and ThanksUSA (military family education non-profit, 2014-present).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as interim president of Michigan State University (2018-2019), a Member of the Advisory Board of certain Fidelity® funds (2014-2016), president of the Business Roundtable (2011-2017), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007), and Chase Manhattan Bank (1975-1978).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as President Fixed Income, High Income/Emerging Market Debt and Multi Asset Class Strategies of FIAM LLC (2018-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), President, Fixed Income (2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice Chairman of FIAM LLC (investment adviser firm, 2014-2018), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-2018), President Multi-Asset Class Strategies of FMR's Global Asset Allocation Division (2017-2018), Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of certain Fidelity® funds (2008-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2018 to December 31, 2018).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period-B July 1, 2018 to December 31, 2018
Initial Class	.14%
Actual		$1,000.00	$1,016.00	$.71
Hypothetical-C		$1,000.00	$1,024.50	$.71
Service Class 2.39%
Actual		$1,000.00	$1,014.20	$1.98
Hypothetical-C		$1,000.00	$1,023.24	$1.99

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

A total of 38.9074% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

VUSB-ANN-0219
1.9887310.100

Item 2.

Code of Ethics

As of the end of the period, December 31, 2018, Variable Insurance Products Fund V (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Elizabeth S. Acton is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Ms. Acton is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to VIP Asset Manager Growth Portfolio, VIP Asset Manager Portfolio, VIP Bond Index Portfolio, VIP Freedom 2005 Portfolio, VIP Freedom 2010 Portfolio, VIP Freedom 2015 Portfolio, VIP Freedom 2020 Portfolio, VIP Freedom 2025 Portfolio, VIP Freedom 2030 Portfolio, VIP Freedom 2035 Portfolio, VIP Freedom 2040 Portfolio, VIP Freedom 2045 Portfolio, VIP Freedom 2050 Portfolio, VIP Freedom Income Portfolio, VIP Freedom Lifetime Income I Portfolio, VIP Freedom Lifetime Income II Portfolio, VIP Freedom Lifetime Income III Portfolio and VIP Investment Grade Bond Portfolio (the “Funds”):

Services Billed by Deloitte Entities

December 31, 2018 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
VIP Asset Manager Growth Portfolio	$40,000	$100	$5,300	$1,100
VIP Asset Manager Portfolio	$42,000	$100	$7,700	$1,200
VIP Bond Index Portfolio	$62,000	$100	$6,100	$1,200
VIP Freedom 2005 Portfolio	$20,000	$-	$5,000	$600
VIP Freedom 2010 Portfolio	$20,000	$-	$5,000	$600
VIP Freedom 2015 Portfolio	$20,000	$-	$5,000	$600
VIP Freedom 2020 Portfolio	$20,000	$-	$5,000	$600
VIP Freedom 2025 Portfolio	$20,000	$-	$5,000	$600
VIP Freedom 2030 Portfolio	$20,000	$-	$5,000	$600
VIP Freedom 2035 Portfolio	$20,000	$-	$5,000	$600
VIP Freedom 2040 Portfolio	$20,000	$-	$5,000	$600
VIP Freedom 2045 Portfolio	$20,000	$-	$5,000	$600
VIP Freedom 2050 Portfolio	$20,000	$-	$5,000	$600
VIP Freedom Income Portfolio	$20,000	$-	$5,000	$600
VIP Freedom Lifetime Income I Portfolio	$17,000	$-	$5,000	$600
VIP Freedom Lifetime Income II Portfolio	$17,000	$-	$5,000	$600
VIP Freedom Lifetime Income III Portfolio	$17,000	$-	$5,000	$600
VIP Investment Grade Bond Portfolio	$40,000	$100	$6,500	$1,200

December 31, 2017 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
VIP Asset Manager Growth Portfolio	$36,000	$100	$5,600	$1,000
VIP Asset Manager Portfolio	$38,000	$100	$7,900	$1,100
VIP Bond Index Portfolio	$-	$-	$-	$-
VIP Freedom 2005 Portfolio	$22,000	$-	$5,100	$700
VIP Freedom 2010 Portfolio	$22,000	$-	$5,100	$700
VIP Freedom 2015 Portfolio	$22,000	$-	$5,100	$700
VIP Freedom 2020 Portfolio	$22,000	$-	$5,100	$700
VIP Freedom 2025 Portfolio	$22,000	$-	$5,100	$700
VIP Freedom 2030 Portfolio	$22,000	$-	$5,100	$700
VIP Freedom 2035 Portfolio	$22,000	$-	$5,100	$700
VIP Freedom 2040 Portfolio	$22,000	$-	$5,100	$700
VIP Freedom 2045 Portfolio	$22,000	$-	$5,100	$700
VIP Freedom 2050 Portfolio	$22,000	$-	$5,100	$700
VIP Freedom Income Portfolio	$22,000	$-	$5,100	$700
VIP Freedom Lifetime Income I Portfolio	$23,000	$-	$5,100	$700
VIP Freedom Lifetime Income II Portfolio	$23,000	$-	$5,100	$700
VIP Freedom Lifetime Income III Portfolio	$23,000	$-	$5,100	$700
VIP Investment Grade Bond Portfolio	$40,000	$100	$6,600	$1,200

A Amounts may reflect rounding.

B VIP Bond Index Portfolio commenced operations on April 19, 2018.

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to VIP FundsManager 20% Portfolio,  VIP FundsManager 50% Portfolio, VIP FundsManager 60% Portfolio, VIP FundsManager 70% Portfolio, VIP FundsManager 85% Portfolio, VIP Investor Freedom 2005 Portfolio, VIP Investor Freedom 2010 Portfolio, VIP Investor Freedom 2015 Portfolio, VIP Investor Freedom 2020 Portfolio,  VIP Investor Freedom 2025 Portfolio, VIP Investor Freedom 2030 Portfolio, VIP Investor Freedom Income Portfolio, VIP Strategic Income Portfolio and VIP Target Volatility Portfolio (the “Funds”):

Services Billed by PwC

December 31, 2018 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
VIP FundsManager 20% Portfolio	$29,000	$2,500	$2,600	$1,500
VIP FundsManager 50% Portfolio	$29,000	$2,500	$2,600	$1,500
VIP FundsManager 60% Portfolio	$29,000	$2,500	$2,600	$1,500
VIP FundsManager 70% Portfolio	$29,000	$2,500	$2,600	$1,500
VIP FundsManager 85% Portfolio	$29,000	$2,500	$2,600	$1,500
VIP Investor Freedom 2005 Portfolio	$19,000	$1,700	$2,800	$1,000
VIP Investor Freedom 2010 Portfolio	$19,000	$1,700	$2,800	$1,000
VIP Investor Freedom 2015 Portfolio	$19,000	$1,700	$2,800	$1,000
VIP Investor Freedom 2020 Portfolio	$19,000	$1,700	$2,800	$1,000
VIP Investor Freedom 2025 Portfolio	$19,000	$1,700	$2,800	$1,000
VIP Investor Freedom 2030 Portfolio	$19,000	$1,700	$2,800	$1,000
VIP Investor Freedom Income Portfolio	$19,000	$1,700	$2,800	$1,000
VIP Strategic Income Portfolio	$99,000	$8,200	$3,500	$4,700
VIP Target Volatility Portfolio	$30,000	$2,700	$3,000	$1,500

December 31, 2017 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
VIP FundsManager 20% Portfolio	$28,000	$2,600	$2,800	$1,300
VIP FundsManager 50% Portfolio	$28,000	$2,600	$2,800	$1,300
VIP FundsManager 60% Portfolio	$28,000	$2,600	$2,800	$1,300
VIP FundsManager 70% Portfolio	$28,000	$2,600	$2,800	$1,300
VIP FundsManager 85% Portfolio	$28,000	$2,600	$2,800	$1,300
VIP Investor Freedom 2005 Portfolio	$18,000	$1,800	$3,000	$900
VIP Investor Freedom 2010 Portfolio	$18,000	$1,800	$3,000	$900
VIP Investor Freedom 2015 Portfolio	$18,000	$1,800	$3,000	$900
VIP Investor Freedom 2020 Portfolio	$18,000	$1,800	$3,000	$900
VIP Investor Freedom 2025 Portfolio	$18,000	$1,800	$3,000	$900
VIP Investor Freedom 2030 Portfolio	$18,000	$1,800	$3,000	$900
VIP Investor Freedom Income Portfolio	$18,000	$1,800	$3,000	$900
VIP Strategic Income Portfolio	$79,000	$7,100	$3,900	$3,600
VIP Target Volatility Portfolio	$30,000	$2,800	$3,300	$1,400

A Amounts may reflect rounding.

The following table presents fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company (“FMR”) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds (“Fund Service Providers”):

Services Billed by Deloitte Entities

	December 31, 2018A,B	December 31, 2017A,B
Audit-Related Fees	$290,000	$-
Tax Fees	$5,000	$25,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

B May include amounts billed prior to the VIP Bond Index Portfolio’s commencement of operations.

Services Billed by PwC

	December 31, 2018A	December 31, 2017A
Audit-Related Fees	$7,930,000	$8,470,000
Tax Fees	$20,000	$160,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC and Deloitte Entities for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	December 31, 2018A,B	December 31, 2017A,B
Deloitte Entities	$865,000	$410,000
PwC	$11,220,000	$10,810,000

A Amounts may reflect rounding.

B May include amounts billed prior to the VIP Bond Index Portfolio’s commencement of operations.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their  audits of the Funds, taking into account representations from PwC and Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding their independence from the Funds and their related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds’ last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) for each Fund provide reasonable assurances that material information relating to such Fund is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in a Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, a Fund’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Variable Insurance Products Fund V

By:	/s/Laura M. Del Prato
Laura M. Del Prato
President and Treasurer

Date:	February 25, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Laura M. Del Prato
Laura M. Del Prato
President and Treasurer

Date:	February 25, 2019

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	February 25, 2019